UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2024

	Class	Class	Class
	I	N	R6
	Shares	Shares	Shares

DoubleLine Total Return Bond Fund	DBLTX	DLTNX	DDTRX

DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	DDCFX

DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–

DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	DDLDX

DoubleLine Floating Rate Fund	DBFRX	DLFRX	–

DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	DDCPX

DoubleLine Flexible Income Fund	DFLEX	DLINX	DFFLX

DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–

DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–

DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–

DoubleLine Global Bond Fund	DBLGX	DLGBX	–

DoubleLine Infrastructure Income Fund	BILDX	BILTX	–

DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–

DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–

DoubleLine Income Fund	DBLIX	DBLNX	–

DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602  || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2024	3

President’s Letter	(Unaudited) March 31, 2024

Dear Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2024. On the following pages, you will find specific information regarding each Fund’s operation and holdings. In addition, we discuss each Fund’s investment performance and main drivers of that performance during the reporting period.

Over the 12-month period, financial markets, including many of the asset classes and sectors in which the DoubleLine Funds invest, experienced strong returns amid improved risk sentiment. Stocks rallied while bond returns were muted, as represented respectively by the S&P 500® Index’s 29.88% return and Bloomberg US Aggregate Bond Index’s 1.70% return. A broad trend in fixed income was lower-rated credit and floating-rate sectors outperforming traditional sectors, driven primarily by high interest income and lower interest-rate sensitivity, with large return dispersion across subsectors.

The Federal Reserve continued to tighten monetary policy at the beginning of the period, including what appears to have been the last increase in this hiking cycle in July, which raised the federal funds rate to a range of 5.25% to 5.50%. At the start of the period, market participants’ expectations for the path of monetary policy, as tracked by the Bloomberg World Interest Rate Probability function, were largely at odds with the Fed’s forecast published in its quarterly Summary of Economic Projections (SEP). However, by the close of the period, market expectations ultimately converged with those of the SEP, in which the median projection for the federal funds rate was for three cuts of 25 basis points (bps) each by year-end 2024.

Broadly speaking, economic fundamentals were largely resilient during the reporting period. U.S. gross domestic product (GDP) was positive on a year-over-year (YoY) and quarter-over-quarter (QoQ) basis across the final three quarters of 2023, with the strongest YoY print at a 3.1% seasonally adjusted annualized rate for the fourth quarter. Domestic growth was buoyed by a robust labor market across the 12-month period, as the U-3 unemployment rate finished the period at 3.8%, just 0.4% above the measure’s lowest reading in over 50 years. The labor market still appeared tight by historical standards, as Job Openings and Labor Turnover Survey data for February showed the ratio of vacancies per unemployed jobseeker to be 1.45. A strong labor market and relatedly strong consumer have contributed to higher growth estimates, with first quarter real GDP forecast to grow at a seasonally adjusted annualized rate of 2.0% QoQ. Survey-based measures of economic activity similarly show resilience, with the ISM Services PMI and ISM Manufacturing PMI registering in expansionary territory as of March. One outlier is the Conference Board Leading Economic Index, which has been negative for some time and at a level historically associated with recession.

Over the 12-month period, the two-year U.S. Treasury yield rose 59 bps, the five-year yield rose 64 bps, the 10-year yield rose 73 bps, and the 30-year yield rose 69 bps. Traditional fixed-income sectors, including Treasuries and Agency mortgage-backed securities (MBS) were impacted by rising interest rates across the Treasury curve. Disparate returns throughout the fixed income universe were largely attributable to duration risk, as Treasuries and Agency MBS experienced muted positive returns while corporate bonds outperformed, driven by spread tightening amid strong corporate earnings. Sovereign bonds from developed markets (DMs) posted negative returns while sovereign bonds from emerging markets (EMs) were among the best-performing sectors in the global fixed-income landscape.

The European Central Bank hiked its deposit facility rate 100 bps over the period, with the most recent hike in September pushing the rate to 4.00% from 3.75%. Most of the DM countries, absent Japan, followed similar tightening paths during the period. Monetary policy and inflation differentiation between EM and DM countries became an increasingly relevant theme. EM central banks broadly moved earlier and more aggressively in raising rates in response to inflationary pressure.

4	DoubleLine Funds Trust

(Unaudited) March 31, 2024

Disinflation subsequently allowed EM central banks to ease rates, which should bode well for EM growth. While geopolitical tensions remained a risk across the period, any threat of escalation seemed to be brushed off by markets generally.

In China, weak consumer demand and a prolonged slowdown in the property sector continued to hamper confidence during the period in the world’s second largest economy despite piecemeal stimulus measures from policymakers in the second half of 2023 and first quarter of 2024. In March, the People’s Bank of China announced an ambitious economic growth target of 5%, citing further stimulus measures in monetary, fiscal and regulatory policy. The Bank of Japan at its March meeting delivered on a well-telegraphed message and removed its negative interest-rate policy and ended its yield curve control.

As we look toward the remainder of 2024 and beyond, we believe the Fed and other DM central banks will eye the second half of the year for an opening to relax monetary policy. The conditions that could permit the start of a cutting cycle still seem tied to the degree of confidence the Fed, and other central banks, will have that inflation will not reaccelerate.

The DoubleLine investment team strives to deliver attractive risk-adjusted returns to our investors through full economic cycles and variable interest-rate environments using a time-tested process. We are confident in our ability to take advantage of future opportunities by drawing upon the extensive experience of our team.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today.

Thank you for your continued support and entrusting DoubleLine with your investments. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2024

Annual Report	|	March 31, 2024	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2024

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2024, the DoubleLine Total Return Bond Fund’s Class I shares outperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.70%. The biggest contributor to Fund performance was the Fund’s overweight relative to the index to securitized credit, including non-Agency residential mortgage-backed securities (MBS), non-Agency commercial MBS, asset-backed securities and collateralized loan obligations, all of which outperformed investment grade corporate bonds in the index. The Fund’s government-backed exposure, including U.S. Treasuries and Agency MBS, which generally exhibited longer durations than the Treasuries and Agency MBS in the index, detracted from performance, as Treasury rates rose in the period.

12-Month Period Ended 3-31-24	12-months

I Share	1.75%

N Share	1.50%

R6 Share	1.81%

Bloomberg US Aggregate Bond Index*	1.70%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Core Fixed Income Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 1.70%. The biggest contributor to Fund performance was its overweight relative to the index to credit-sensitive debt. Non-Agency residential mortgage-backed securities (MBS), non-Agency commercial MBS, asset-backed securities, collateralized loan obligations, bank loans, high yield and investment grade (IG) corporate bonds, and emerging markets debt all outperformed IG corporate bonds within the index. The Fund’s average duration in the period was slightly shorter than the index’s, which contributed to the Fund’s relative outperformance. During the period, U.S. Treasury rates rose in the period, which resulted in Treasuries and Agency MBS in the Fund detracting from performance.

12-Month Period Ended 3-31-24	12 months

I Share	2.60%

N Share	2.46%

R6 Share	2.74%

Bloomberg US Aggregate Bond Index*	1.70%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Emerging Markets Fixed Income Fund outperformed the benchmark J.P. Morgan Emerging Markets Bond Global Diversified Index return of 11.28%. The strong index performance was primarily driven by spread tightening, particularly within the high yield subsector as default risk in several frontier market economies subsided after policymakers undertook significant policy adjustments. The biggest contributor to Fund performance was the Fund’s overweight relative to the index to India, Brazil and Colombia. The biggest detractor was the Fund’s underweight to Argentina and the region of Africa, the best-performing region in the index.

12-Month Period Ended 3-31-24	12 months

I Share	11.78%

N Share	11.37%

J.P. Morgan Emerging Markets Bond Global Diversified Index*	11.28%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

6	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2024, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE BofA 1-3 Year U.S. Treasury Index return of 2.97% as all holdings within the Fund contributed to performance. The biggest contributor was the Fund’s overweight relative to the index to nontraditional credit sectors, which outperformed U.S. Treasuries in the index. Those nontraditional sectors included non-Agency residential mortgage-backed securities (MBS), non-Agency commercial MBS, asset-backed securities, collateralized loan obligations, bank loans and emerging markets debt. The Fund’s allocations to Treasuries and Agency MBS were the laggards to performance, but they outperformed Treasuries in the index. Treasury rates rose across the yield curve in the period, benefiting relative performance of the Fund, as the Fund’s average duration was less than the index’s average duration.

12-Month Period Ended 3-31-24	12 months

I Share	6.16%

N Share	5.90%

R6 Share	6.20%

ICE BofA 1-3 Year U.S. Treasury Index*, **	2.97%

Bloomberg US Aggregate 1-3 Year Bond Index**	3.56%

*	Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2024, the DoubleLine Floating Rate Fund posted positive performance but underperformed the benchmark Morningstar LSTA US Leveraged Loan TR USD Index return of 12.47%. Risk markets rebounded from depressed levels in the period as economic growth indicators remained resilient and the Federal Reserve ended its hiking campaign. Accordingly, the riskiest segments of the markets rebounded the most. The biggest contributor to Fund performance was its underweight relative to the index to the telecommunication services and media and entertainment sectors. Among the biggest detractors to Fund performance was the Fund’s underweight to bank loans rated CCC, which returned 18.97% in the period. Also detracting was the Fund’s exposure to certain software names that experienced competitive pressure and certain healthcare providers that struggled with inflationary costs.

12-Month Period Ended 3-31-24	12 months

I Share*	9.61%

N Share*	9.43%

Morningstar LSTA US Leveraged Loan TR USD Index**	12.47%

*

The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2024, the DoubleLine Shiller Enhanced CAPE® posted positive performance but underperformed the benchmark S&P 500® Index return of 29.88%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to seven sectors: communication services, consumer discretionary, consumer staples, financials, healthcare, materials and real estate. The communication services and financials allocations were the biggest contributors to Fund performance while real estate and consumer staples were the biggest detractors. The Fund’s fixed income portfolio increased in value during the period, with all holdings contributing to Fund performance. The biggest

Annual Report	|	March 31, 2024	7

Management’s Discussion of Fund Performance (Cont.)

contributor by sector to portfolio performance was collateralized loan obligations; the biggest laggard was commercial mortgage-backed securities.

12-Month Period Ended 3-31-24	12 months

I Share	23.36%

N Share	23.07%

R6 Share	23.41%

S&P 500® Index*	29.88%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index*	24.68%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Flexible Income Fund outperformed the benchmark ICE BofA 1-3 Year Eurodollar Index return of 4.56%. Overall risk-on sentiment in the markets benefited credit-sensitive debt in the form of credit spread compression. All sectors of the Fund contributed to performance. U.S. Treasury yields increased across the curve in the period, which benefited the two floating-rate security types in the Fund, bank loans and collateralized loan obligations. Non-Agency residential mortgage-backed securities, in conjunction with the floating-rate sectors, were the biggest contributors by sector to Fund performance. Non-Agency commercial mortgage-backed securities provided positive returns over the period but contributed the least to Fund performance.

12-Month Period Ended 3-31-24	12 months

I Share	8.69%

N Share	8.42%

R6 Share	8.73%

ICE BofA 1-3 Year Eurodollar Index*	4.56%

ICE BofA SOFR Overnight Rate Index*	5.44%

*	Reflects no deduction for fees or taxes. Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indexes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted positive performance but underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year Index return of 8.45%. The strong performance of the index was driven by spread tightening. The biggest contributor to Fund performance was its overweight relative to the index to Latin America, which was among the best-performing regions in the index, and underweight to the Middle East, a laggard among its regional peers. The biggest detractors to Fund performance, relative to the index, were its longer duration and overweight to investment grade credits, which significantly underperformed their high yield counterparts in a period of risk-on sentiment.

12-Month Period Ended 3-31-24	12 months

I Share	8.23%

N Share	8.07%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index *	8.45%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

8	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2024, the DoubleLine Long Duration Total Return Bond Fund underperformed the benchmark Bloomberg US Long Government/Credit Index return of negative 1.15%. The best-performing sector in the index was long-duration corporate bonds, which the Fund did not own, as it utilizes long-duration Agency mortgage-backed securities in lieu of corporate bonds. The biggest contributor by sector to Fund performance was Agency mortgage-backed securities, which generated a modest positive return. The biggest detractors were its allocation to U.S. Treasuries that were longer in duration than those in the index and lack of exposure to corporate bonds. The Fund’s average duration was 14.2 years for the period, slightly shorter than the index’s 14.4 years, which benefited Fund performance in a period of rising interest rates.

12-Month Period Ended 3-31-24	12 months

I Share	-4.39%

N Share	-4.63%

Bloomberg US Long Government/Credit Index*	-1.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2024, the DoubleLine Strategic Commodity Fund posted positive performance and outperformed the benchmark Bloomberg Commodity (BCOM) Index Total Return return of negative 0.56%. During the period, the Fund was allocated to the Morgan Stanley Backwardation Focused Multi-Commodity Index (MSBFMCI beta exposure) and the DoubleLine Commodity Long Short Strategy (DCLSS alpha exposure), which the Fund gained exposure to through the use of swap contracts. The Fund’s MSBFMCI exposure decreased in value during the period, detracting from Fund performance. The DCLSS increased in value, contributing to Fund performance. The Fund’s outperformance relative to the BCOM Index Total Return was driven by the positive return of the DCLSS and the less-negative performance of the MSBFMCI relative to the BCOM Index Total Return. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which increased in value during the period.

12-Month Period Ended 3-31-24	12 months

I Share	6.72%

N Share	6.50%

Bloomberg Commodity Index Total Return*	-0.56%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2024, the DoubleLine Global Bond Fund’s Class I shares performed in line with the benchmark FTSE World Government Bond Index return of negative 0.83%. The negative performance of the Fund and index was driven by a continued rise in global bond yields and foreign exchange market depreciation against the U.S. dollar, as measured by the U.S. Dollar Index. The dollar strengthened in the period against its G-10 peers as upside surprises in U.S. economic data led investors to curb bets for when the Federal Reserve might begin easing monetary policy. The biggest contributors to Fund performance were its shorter duration and overweight to Mexico relative to the index, and its cash balance. The biggest detractor was the Fund’s underweight to developed Europe, in particular a lack of exposure to Italy.

12-Month Period Ended 3-31-24	12 months

I Share	-0.83%

N Share	-1.19%

FTSE World Government Bond Index*	-0.83%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2024	9

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Infrastructure Income Fund outperformed the Bloomberg US Aggregate Bond Index return of 1.70%. The biggest contributor to Fund performance was duration positioning, as the Fund tactically maintained a lower duration than the index in a period of rising interest rates. The biggest contributors to Fund performance by sector were securitized infrastructure exposures, including senior aviation securitizations. Despite contributing positively to Fund performance, corporate infrastructure exposures lagged their securitized counterparts. However, income and spread return on these holdings overcame the adverse duration impacts of rising interest rates, generating strong relative and absolute performance.

12-Month Period Ended 3-31-24	12 months

I Share	5.68%

N Share	5.42%

Bloomberg US Aggregate Bond Index*	1.70%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2024, DoubleLine Shiller Enhanced International CAPE® posted positive performance but underperformed the broad European equity market as measured by the benchmark MSCI Europe Net Total Return USD Index return of 14.11%. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, which the Fund gained exposure to through the use of swap contracts, was allocated to eight sectors: consumer discretionary, consumer staples, financials and real estate, healthcare, information technology, materials, communication services and utilities. Healthcare was the biggest contributor to Fund performance while communication services was the biggest detractor. The Fund’s fixed income portfolio increased in value during the period, contributing to Fund performance. The biggest contributor by sector to portfolio performance was collateralized loan obligations while the biggest laggard was U.S. government securities, but both contributed to portfolio performance.

12-Month Period Ended 3-31-24	12 months

I Share	8.88%

N Share	8.59%

MSCI Europe Net Total Return USD Index*	14.11%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the 12-month period ended March 31, 2024, the DoubleLine Emerging Markets Local Currency Bond Fund outperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets Global Diversified return of 4.91%. The performance of the index was driven primarily by its Latin America exposure. Among the biggest contributors to Fund performance was its shorter duration relative to the index in a period of rising interest rates. Also contributing was the Fund’s underweight relative to the index to emerging Asia, and security selection in Central and Eastern Europe, in particular, its lack of exposure to Turkey. The biggest detractor was the Fund’s underweight relative to the index to Colombia.

12-Month Period Ended 3-31-24	12 months

I Share	5.21%

N Share	5.10%

J.P. Morgan GBI-EM GD*	4.91%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Income Fund

For the 12-month period ended March 31, 2024, the DoubleLine Income Fund outperformed the Bloomberg US Aggregate Bond Index return of 1.70%. The biggest contributors to Fund performance were asset allocation and duration positioning. The Fund’s diversified mix of subordinated, short-duration securitized credit outperformed the various components of the index. The biggest contributor to Fund performance by sector was collateralized loan obligations, as the asset class experienced spread compression and high interest income due to its coupons that reference short-term interest rates. The biggest laggard was Agency mortgage-backed securities, which generated a positive return but was the only Fund asset class to underperform the index.

12-Month Period Ended 3-31-24	12 months

I Share	11.67%

N Share	11.38%

Bloomberg US Aggregate Bond Index*	1.70%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

For the 12-month period ended March 31, 2024, the DoubleLine Multi-Asset Trend Fund posted positive performance and outperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index return of negative 1.07%. During the period, the Fund’s exposure to trend-following investments was obtained through the use of swap contracts referencing the BNP Paribas Multi-Asset Trend Index, which returned negative 0.08%. The biggest contributors to index performance were its equity exposures; the biggest detractors were commodity exposures. The Fund’s fixed income portfolio was the main contributor to Fund performance. The biggest contributor by sector to portfolio performance was bank loans while the biggest laggard was U.S. government securities, but both contributed to portfolio performance.

12-Month Period Ended 3-31-24	12 months

I Share	6.37%

N Share	5.97%

Credit Suisse Managed Futures Liquid Total Return USD Index*	-1.07%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doubleline.com. You should read the prospectus and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including any applicable fee waivers that are in effect with respect to a particular Fund. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doubleline.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings as of period end.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to

Annual Report	|	March 31, 2024	11

Management’s Discussion of Fund Performance (Cont.)

adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of a fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

The reference and link to any websites in this Annual Report have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this Annual Report.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the issuer of the Funds (the “Issuer”). Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index; Fund investors acquire interests solely in the respective Fund; Fund investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS INDICES HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISOR, AND DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE SHILLER BARCLAYS INDICES OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH IT IS BASED. NEITHER RSBB-I, LLC NOR ROBERT J. SHILLER OR ANY OF THEIR RESPECTIVE PARTNERS, EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS (COLLECTIVELY, THE “PROTECTED PARTIES”), SHALL HAVE ANY LIABILITY, WHETHER CAUSED BY THE NEGLIGENCE OF A PROTECTED PARTY OR OTHERWISE, FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN, AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES, EVEN IF RSBB-I, LLC, ROBERT J. SHILLER OR ANY PROTECTED PARTY IS ADVISED OF THE POSSIBILITY OF SAME.

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LSTA Morningstar Disclaimer

The DoubleLine Floating Rate Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”) or the Loan Syndications and Trading Association (“LSTA”). The Morningstar Entities and LSTA make no representation or warranty, express or implied, to the owners of the DoubleLine Floating Rate Fund or any member of the public regarding the advisability of investing in leveraged loans generally or in the DoubleLine Floating Rate Fund in particular or the ability of the LSTA/Morningstar Leveraged Loan Index to track general leveraged loan market performance. The Morningstar Entities’ only relationship to the DoubleLine Floating Rate Fund is the licensing of certain service marks and service names of Morningstar and of the LSTA/Morningstar Leveraged Loan Index which is determined, composed and calculated by the Morningstar Entities without regard to DoubleLine or the DoubleLine Floating Rate Fund. The Morningstar Entities have no obligation to take the needs of DoubleLine or the owners of the DoubleLine Floating Rate Fund into consideration in determining, composing or calculating the LSTA/Morningstar Leveraged Loan Index. The Morningstar Entities and LSTA are not responsible for and have not participated in the determination of the prices and amount of the DoubleLine Floating Rate Fund or the timing of the issuance or sale of the DoubleLine Floating Rate Fund or in the determination or calculation of the equation by which the DoubleLine Floating Rate Fund is converted into cash. The Morningstar Entities and LSTA have no obligation or liability in connection with the administration, marketing or trading of the DoubleLine Floating Rate Fund.

THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LSTA/MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN AND HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOUBLELINE, OWNERS OR USERS OF THE DOUBLELINE FLOATING RATE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LSTA/ MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE LSTA/MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES OR LSTA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

BNP Paribas Multi-Asset Trend Index Disclaimers

This material is confidential and distributed to intended recipients only and may not be reproduced (in whole or in part) or transmitted to any other person. The information contained in this material is for general reference purposes only and should not be construed or used as an offer, solicitation or recommendation to buy or sell any securities or investment.

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index, any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no

Annual Report	|	March 31, 2024	13

Management’s Discussion of Fund Performance (Cont.)

obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Index Descriptions and Other Definitions

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Agency—Refers to mortgage-backed securities (MBS) whose principal and interest are guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).

Alpha—Term used in investing to describe a strategy’s ability to beat the market, or its “edge.” Alpha is thus also often referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

Asset-Backed Securities (ABS)—Investment securities, such as bond or notes, that are collateralized by a pool of assets, such as loans, leases, credit card debt, royalties or receivables.

Basis Points (bps)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Beta Exposure—Beta is the return generated from a portfolio that can be attributed to overall market returns. Beta exposure is equivalent to exposure to systematic risk.

Bloomberg Commodity (BCOM) Index Total Return—The BCOM Index Total Return tracks the performance of the BCOM on a total return basis. The BCOM is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and U.S. dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg US Aggregate 1-3 Year Bond Index—This index tracks the one- to three-year component of the Bloomberg US Aggregate Bond Index, which represents securities that are SEC registered, taxable and dollar denominated in the U.S. investment grade, fixed-rate bond market.

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg World Interest Rate Probability (WIRP) Function—Statistical function developed by Bloomberg that uses fed funds futures and options to assess the probability of future Federal Open Market Committee (FOMC) decisions. It seeks to calculate the chances of a rate hike at each of the FOMC meetings using futures trading data.

BNP Paribas Multi-Asset Trend Index—This index has been designed to seek investment exposure to trends in price movements of a broad universe of assets across different markets, including domestic, foreign and emerging markets equities; sovereign bonds and other debt securities; interest rates; currencies; and commodities (e.g., energy and metals). The index was selected, in significant part, because it reflects trend-following strategies using a broadly diversified set of investments.

Collateralized Loan Obligation (CLO)—Single security backed by a pool of debt.

Conference Board Leading Economic Index (LEI)—This index tracks a group of composite indexes (manufacturers’ orders, initial unemployment insurance claims, et al.) as a means of gauging the strength of a particular industry or the economy.

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

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(Unaudited) March 31, 2024

FTSE World Government Bond Index (FTSE WGBI)—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies.

G-10 (Group of Ten)—The G-10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

ICE BofA 1-3 Year Eurodollar Index—This index includes all securities with a remaining term to final maturity of three years or less on the ICE BofA Eurodollar Index, which tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE BofA 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE BofA SOFR Overnight Rate Index—This index tracks the performance of a synthetic asset paying the Secured Overnight Financing Rate (SOFR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current-day fixing rate) and rolled into a new instrument.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

ISM Manufacturing PMI—This index (which used to be called the ISM Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and employment environment. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.

ISM Services PMI—This index (which used to be called the ISM Non-Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the services (formerly nonmanufacturing) sector. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.

Job Openings and Labor Turnover Survey (JOLTS)—Conducted by the U.S. Bureau of Labor Statistics, JOLTS involves the monthly collection, processing and dissemination of job openings and labor turnover data. The data, collected from sampled establishments on a voluntary basis, includes employment, job openings, hires, quits, layoffs, discharges and other separations. The number of unfilled jobs—used to calculate the job openings rate—is an important measure of the unmet demand for labor, providing a more complete picture of the U.S. labor market than by looking solely at the unemployment rate.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year Index—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MSBFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morningstar LSTA US Leveraged Loan TR USD Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Mortgage-Backed Securities (MBS)—Investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

MSCI Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

S&P 500® Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages 10 years of inflation-adjusted earnings to account for earnings and market cycles.

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

U-3 Unemployment Rate—Officially recognized rate of unemployment, compiled and released monthly by the U.S. Bureau of Labor Statistics, measuring the number of unemployed people as a percentage of the labor force.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

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Management’s Discussion of Fund Performance (Cont.)

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

16	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) March 31, 2024

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-24)	Expense Ratio

I Share (DBLTX)	1.75%	-2.20%	-0.09%	1.57%	3.72%	0.49%

N Share (DLTNX)	1.50%	-2.44%	-0.34%	1.32%	3.47%	0.74%

R6 Share (DDTRX)[1]	1.81%	-2.11%	-0.02%	1.60%	3.75%	0.44%

Bloomberg US Aggregate Bond Index[2]	1.70%	-2.46%	0.36%	1.54%	2.31%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DBLFX)	2.60%	-1.92%	0.46%	1.85%	3.36%	0.51%	0.48%

N Share (DLFNX)	2.46%	-2.14%	0.23%	1.61%	3.11%	0.76%	0.73%

R6 Share (DDCFX)[4]	2.74%	-1.89%	0.51%	1.88%	3.38%	0.48%	0.45%

Bloomberg US Aggregate Bond Index[2]	1.70%	-2.46%	0.36%	1.54%	2.15%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-24)	Expense Ratio

I Share (DBLEX)	11.78% [11]	-0.70%	1.81%	3.09%	4.21%	0.90%

N Share (DLENX)	11.37% [11]	-0.96%	1.54%	2.83%	3.95%	1.15%

J.P. Morgan Emerging Markets Bond Global Diversified Index[2]	11.28%	-1.40%	0.71%	3.05%	4.28%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (9-30-11 to 3-31-24)	Expense Ratio

I Share (DBLSX)	6.16%	1.84%	2.17%	2.15%	2.27%	0.43%

N Share (DLSNX)	5.90%	1.59%	1.91%	1.90%	2.01%	0.67%

R6 Share (DDLDX)[5]	6.20%	1.88%	2.20%	2.17%	2.28%	0.39%

ICE BofA 1-3 Year U.S. Treasury Index[2,6]	2.97%	0.08%	1.16%	1.07%	0.94%

Bloomberg US Aggregate 1-3 Year Bond Index[2]	3.56%	0.26%	1.31%	1.27%	1.22%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (2-1-13 to 3-31-24)	Expense Ratio

I Share (DBFRX)[7]	9.61%	4.38%	4.12%	3.54%	3.52%	0.69%

N Share (DLFRX)[7]	9.43%	4.14%	3.86%	3.29%	3.29%	0.93%

Morningstar LSTA US Leveraged Loan TR USD Index[2]	12.47%	5.99%	5.47%	4.54%	4.56%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (10-31-13 to 3-31-24)	Expense Ratio

I Share (DSEEX)	23.36%	6.38%	11.35%	12.78%	13.06%	0.55%

N Share (DSENX)	23.07%	6.11%	11.07%	12.50%	12.78%	0.80%

R6 Share (DDCPX)[8]	23.41%	6.45%	11.41%	12.81%	13.09%	0.50%

S&P 500® Index[2]	29.88%	11.49%	15.05%	12.96%	13.20%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[2]	24.68%	8.99%	13.24%	13.41%	13.55%

Annual Report	|	March 31, 2024	17

Standardized Performance Summary (Cont.)

DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-24)	Expense Ratio

I Share (DFLEX)	8.69%	1.12%	2.38%	2.86%	0.75%

N Share (DLINX)	8.42%	0.87%	2.14%	2.61%	1.00%

R6 Share (DFFLX)[9]	8.73%	1.17%	2.44%	2.89%	0.71%

ICE BofA 1-3 Year Eurodollar Index[2]	4.56%	0.70%	1.86%	1.77%

ICE BofA SOFR Overnight Rate Index[2]	5.44%	2.73%	2.02%	1.37%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	8.23%	1.33%	2.29%	2.60%	0.69%	0.59%

N Share (DELNX)	8.07%	1.10%	2.05%	2.35%	0.93%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index[2]	8.45%	1.00%	2.70%	3.08%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	-4.39%	-8.19%	-3.25%	-0.46%	0.59%	0.50%

N Share (DLLDX)	-4.63%	-8.52%	-3.55%	-0.74%	0.83%	0.75%

Bloomberg US Long Government/Credit Index[2]	-1.15%	-6.04%	-0.62%	1.31%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 3-31-24)	Expense Ratio

I Share (DBCMX)	6.72%	11.74%	6.84%	4.28%	1.03%

N Share (DLCMX)	6.50%	11.46%	6.60%	4.01%	1.28%

Bloomberg Commodity Index Total Return[2]	-0.56%	9.11%	6.38%	1.01%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 3-31-24)	Expense Ratio

I Share (DBLGX)	-0.83%	-5.99%	-3.25%	-1.29%	0.66%

N Share (DLGBX)	-1.19%	-6.24%	-3.50%	-1.54%	0.92%

FTSE World Government Bond Index[2]	-0.83%	-6.11%	-2.20%	-0.13%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-1-16 to 3-31-24)	Expense Ratio

I Share (BILDX)	5.68%	-0.75%	1.49%	2.21%	0.57%

N Share (BILTX)	5.42%	-0.99%	1.24%	1.96%	0.82%

Bloomberg US Aggregate Bond Index[2]	1.70%	-2.46%	0.36%	0.99%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2024	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-23-16 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[3,10]

I Share (DSEUX)	8.88%	3.35%	7.77%	7.73%	1.00%	0.68%

N Share (DLEUX)	8.59%	3.06%	7.49%	7.46%	1.27%	0.93%

MSCI Europe Net Total Return USD Index[2]	14.11%	6.19%	7.96%	8.07%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of March 31, 2024	1-Year	3-Years Annualized		Since Inception Annualized (6-28-19 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBELX)	5.21%	-0.28%		-0.86%	2.46%	0.91%

N Share (DLELX)	5.10%	-0.47%		-1.10%	2.67%	1.16%

J.P. Morgan GBI-EM GD2	4.91%	-1.60%		-1.01%

18	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DBLIX/DBLNX
DoubleLine Income Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	Since Inception Annualized (9-3-19 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLIX)	11.67%	0.05%	-0.20%	0.84%	0.66%

N Share (DBLNX)	11.38%	-0.24%	-0.43%	1.09%	0.91%

Bloomberg US Aggregate Bond Index[2]	1.70%	-2.46%	-0.91%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of March 31, 2024	1-Year	3-Years Annualized	Since Inception Not Annualized (2-26-21 to 3-31-24)	Gross Expense Ratio	Net Expense Ratio[3,10]

I Share (DBMOX)	6.37%	1.21%	0.80%	2.48%	0.72%

N Share (DLMOX)	5.97%	0.96%	0.55%	2.77%	0.98%

Credit Suisse Managed Futures Liquid Total Return USD Index[2]	-1.07%	4.95%	5.17%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 Reflects no deduction for fees, expenses, or taxes.

3 The Adviser has contractually agreed to waive fees incurred from investments made in other Doubleline Funds through August 1, 2025. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

4 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 Reflects no deduction for fees or taxes. Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices.

7 The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

8 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through August 1, 2025. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

11 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

Annual Report	|	March 31, 2024	19

Growth of Investment	(Unaudited) March 31, 2024

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Total Return Bond Fund Class I	1.75%	-0.09%	1.57%	3.72%

Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%	2.31%

DoubleLine Total Return Bond Fund Class R6	1.81%	-0.02%	1.60%	3.75%

DoubleLine Total Return Bond Fund Class N	1.50%	-0.34%	1.32%	3.47%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and U.S. dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

20	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	10 Years	Since Inception (6-1-10)

DoubleLine Core Fixed Income Fund Class I	2.60%	0.46%	1.85%	3.36%

Bloomberg US Aggregate Bond Index	1.70%	0.36%	1.54%	2.15%

DoubleLine Core Fixed Income Fund Class R6	2.74%	0.51%	1.88%	3.38%

DoubleLine Core Fixed Income Fund Class N	2.46%	0.23%	1.61%	3.11%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and U.S. dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	21

Growth of Investment (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year		5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Emerging Markets Fixed Income Fund Class I	11.78%	[4]	1.81%	3.09%	4.21%

J.P. Morgan Emerging Markets Bond Global Diversified Index	11.28%		0.71%	3.05%	4.28%

DoubleLine Emerging Markets Fixed Income Fund Class N	11.37%	[4]	1.54%	2.83%	3.95%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

.J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding. Index performance reflects no deduction for fees, expenses or taxes.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

22	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	10 Years	Since Inception (9-30-11)

DoubleLine Low Duration Bond Fund Class I	6.16%	2.17%	2.15%	2.27%

ICE BofA 1-3 Year U.S. Treasury Index	2.97%	1.16%	1.07%	0.94%

Bloomberg US Aggregate 1-3 Year Bond Index	3.56%	1.31%	1.27%	1.22%

DoubleLine Low Duration Bond Fund Class R6	6.20%	2.20%	2.17%	2.28%

DoubleLine Low Duration Bond Fund Class N	5.90%	1.91%	1.90%	2.01%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

ICE BofA 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years. Index performance reflects no deduction for fees, expenses or taxes.

[4]

Bloomberg US Aggregate 1-3 Year Bond Index—This index tracks the one- to three-year component of the Bloomberg US Aggregate Bond Index, which represents securities that are SEC registered, taxable and dollar denominated in the U.S. investment grade, fixed-rate bond market. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will divergewidely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	23

Growth of Investment (Cont.)

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	10 Years	Since Inception (2-1-13)

DoubleLine Floating Rate Fund Class I	9.61%	4.12%	3.54%	3.52%

Morningstar LSTA US Leveraged Loan TR USD Index	12.47%	5.47%	4.54%	4.56%

DoubleLine Floating Rate Fund Class N	9.43%	3.86%	3.29%	3.29%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Morningstar LSTA US Leveraged Loan TR USD Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

24	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	10 Years	Since Inception (10-31-13)

DoubleLine Shiller Enhanced CAPE® Class I	23.36%	11.35%	12.78%	13.06%

S&P 500® Index	29.88%	15.05%	12.96%	13.20%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index	24.68%	13.24%	13.41%	13.55%

DoubleLine Shiller Enhanced CAPE® Class R6	23.41%	11.41%	12.81%	13.09%

DoubleLine Shiller Enhanced CAPE® Class N	23.07%	11.07%	12.50%	12.78%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps. Index performance reflects no deduction for fees, expenses or taxes.

[4]

S&P 500® Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will divergewidely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	25

Growth of Investment (Cont.)

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (4-7-14)

DoubleLine Flexible Income Fund Class I	8.69%	2.38%	2.86%

ICE BofA SOFR Overnight Rate Index	5.44%	2.02%	1.37%

ICE BofA 1-3 Year Eurodollar Index	4.56%	1.86%	1.77%

DoubleLine Flexible Income Fund Class R6	8.73%	2.44%	2.89%

DoubleLine Flexible Income Fund Class N	8.42%	2.14%	2.61%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

ICE BofA SOFR Overnight Rate Index—This index tracks the performance of a synthetic asset paying the Secured Overnight Financing Rate (SOFR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current-day fixing rate) and rolled into a new instrument. Index performance reflects no deduction for fees, expenses or taxes.

[4]

ICE BofA 1-3 Year Eurodollar Index—This index includes all securities with a remaining term to final maturity of three years or less on the ICE BofA Eurodollar Index, which tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will divergewidely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

26	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (4-7-14)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	8.23%	2.29%	2.60%

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year	8.45%	2.70%	3.08%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	8.07%	2.05%	2.35%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year Index—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	27

Growth of Investment (Cont.)

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (12-15-14)

DoubleLine Long Duration Total Return Bond Fund Class I	-4.39%	-3.25%	-0.46%

Bloomberg US Long Government/Credit Index	-1.15%	-0.62%	1.31%

DoubleLine Long Duration Total Return Bond Fund Class N	-4.63%	-3.55%	-0.74%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

28	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (5-18-15)

DoubleLine Strategic Commodity Fund Class I	6.72%	6.84%	4.28%

Bloomberg Commodity Index Total Return	-0.56%	6.38%	1.01%

DoubleLine Strategic Commodity Fund Class N	6.50%	6.60%	4.01%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg Commodity (BCOM) Index Total Return—The BCOM Index Total Return tracks the performance of the BCOM on a total return basis. The BCOM is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	29

Growth of Investment (Cont.)

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (12-17-15)

DoubleLine Global Bond Fund Class I	-0.83%	-3.25%	-1.29%

FTSE World Government Bond Index	-0.83%	-2.20%	-0.13%

DoubleLine Global Bond Fund Class N	-1.19%	-3.50%	-1.54%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

FTSE World Government Bond Index—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

30	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (4-1-16)

DoubleLine Infrastructure Income Fund Class I	5.68%	1.49%	2.21%

Bloomberg US Aggregate Bond Index	1.70%	0.36%	0.99%

DoubleLine Infrastructure Income Fund Class N	5.42%	1.24%	1.96%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	31

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	5 Years	Since Inception (12-23-16)

DoubleLine Shiller Enhanced International CAPE® Class I	8.88%	7.77%	7.73%

MSCI Europe Net Total Return USD Index	14.11%	7.96%	8.07%

DoubleLine Shiller Enhanced International CAPE® Class N	8.59%	7.49%	7.46%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

MSCI Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

32	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Emerging Markets Local Currency Bond

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	Since Inception (6-28-19)

DoubleLine Emerging Markets Local Currency Bond Fund Class I	5.21%	-0.86%

J.P. Morgan Government Bond Index Emerging Markets Global Diversified	4.91%	-1.01%

DoubleLine Emerging Markets Local Currency Bond Fund Class N	5.10%	-1.10%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	33

Growth of Investment (Cont.)

DoubleLine Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	Since Inception (9-3-19)

DoubleLine Income Fund Class I	11.67%	-0.20%

Bloomberg US Aggregate Bond Index	1.70%	-0.91%

DoubleLine Income Fund Class N	11.38%	-0.43%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

34	DoubleLine Funds Trust

(Unaudited) March 31, 2024

DoubleLine Multi-Asset Trend Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2024

	1 Year	Since Inception (2-26-21)

DoubleLine Mult-Asset Trend Fund Class I	6.37%	0.80%

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index	-1.07%	5.17%

DoubleLine Mult-Asset Trend Fund Class N	5.97%	0.55%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2024	35

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS(a)
	Total Asset Backed Obligations (Cost $1,485,593,013)				1,354,418,733	4.4%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations ($1,054,721,412)				1,056,643,143	3.4%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BX Trust
173,184,000	Series 2019-OC11-E	3.94%	(b)(c)	12/09/2041	149,938,082	0.5%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					2,117,534,778	6.8%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,087,645,564)				2,267,472,860	7.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CAFL Issuer LLC
100,200,000	Series 2021-RTL1-A1	2.24%	(b)(d)	03/28/2029	96,476,046	0.3%

	Citigroup Mortgage Loan Trust, Inc.
104,146,978	Series 2019-A-PT1	3.92%	(b)	10/25/2058	85,918,340	0.3%
161,032,680	Series 2019-D-PT1	3.51%	(b)(c)	04/25/2064	133,470,647	0.4%
200,104,707	Series 2020-RP1-A1	1.50%	(b)(c)	08/25/2064	172,951,658	0.6%
260,347,108	Series 2021-RP2-A1	1.75%	(b)(c)	03/25/2065	229,306,286	0.7%
167,433,597	Citigroup Mortgage Loan Trust, Inc.	3.25% – 5.88%	(b)(c)	03/25/2065	136,514,948	0.4%

	Credit Suisse Mortgage Capital Certificates
171,649,437	Series 2019-RPL6-PT1	4.14%	(b)(c)	11/25/2058	146,805,583	0.5%
169,008,354	Series 2020-RPL1-PT1	3.33%	(b)(c)	10/25/2069	132,435,012	0.4%

	Freddie Mac Structured Agency Credit Risk Debt Notes
75,600,000	Series 2022-DNA3-M1B (US 30 Day Average Secured Overnight Financing Rate + 2.90%)	8.22%	(b)	04/25/2042	78,276,194	0.3%

	GS Mortgage-Backed Securities Trust
100,027,730	Series 2020-RPL2-A1	1.75%	(b)(c)	05/25/2060	88,061,262	0.3%

	Legacy Mortgage Asset Trust
117,230,912	Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	98,383,861	0.3%

	PR Mortgage Loan Trust
108,539,570	Series 2014-1-APT	5.86%	(b)(c)	10/25/2049	100,352,885	0.3%

	PRPM LLC
163,073,784	Series 2021-10-A1	2.49%	(b)(d)	10/25/2026	160,714,757	0.5%
79,221,114	Series 2021-11-A1	2.49%	(b)(d)	11/25/2026	77,829,903	0.3%

	Securitized Mortgage Asset Loan Trust
181,516,151	Series 2015-1-PC	2.41%	(b)(c)	02/25/2054	151,109,780	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					6,203,244,892	20.0%

	Total Non-Agency Residential Collateralized Mortgage Obligations ($10,173,071,346)				8,091,852,054	26.1%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

82,615,238	Federal Home Loan Mortgage Corp.	3.00%		06/15/2044	77,067,413	0.3%
	Series 4533-AB
	Series 4483-CA

189,715,229	Federal Home Loan Mortgage Corp.	3.00%	(g)	09/15/2044	165,065,508	0.5%
	Series 4384-ZY
	Series 4390-NZ

	Federal Home Loan Mortgage Corp.
146,362,699	Pool U69911	4.00%		04/01/2045	139,258,790	0.4%

134,028,074	Federal Home Loan Mortgage Corp.	3.00%		04/01/2045	119,507,239	0.4%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corp.
135,726,045	Pool G08675	3.00%		11/01/2045	120,317,853	0.4%

	Federal Home Loan Mortgage Corp.
84,862,774	Pool Z40256	3.00%		12/01/2046	75,655,966	0.2%

	Federal Home Loan Mortgage Corp.
194,462,606	Pool SD7534	2.50%		02/01/2051	164,456,510	0.5%

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

114,714,802	Federal Home Loan Mortgage Corp.	2.00%		09/01/2051	90,444,951	0.3%
	Pool SD0715
	Pool SE9043
	Pool QU7965
	Pool QU7970

87,080,512	Federal Home Loan Mortgage Corp.	2.50%		03/01/2052	72,835,580	0.2%
	Pool SD2971
	Pool SD3093

	Federal Home Loan Mortgage Corp.
89,059,981	Pool RA7939	5.00%		09/01/2052	87,053,037	0.3%

880,939,902	Federal Home Loan Mortgage Corp.	2.50% – 5.00%		03/01/2028 – 06/01/2048	797,046,300	2.6%
1,118,363,267	Federal Home Loan Mortgage Corp.	1.50% – 6.50%		12/01/2029 – 02/01/2054	1,014,180,600	3.3%
3,281,402,253	Federal Home Loan Mortgage Corp.	0.00% – 6.42%	(c)(e)(f)(h)	12/15/2030 – 11/15/2056	2,090,839,261	6.7%

159,468,000	Federal National Mortgage Association	4.33%		12/01/2032	153,764,993	0.5%
	Pool BS6912

	Federal National Mortgage Association
170,877,863	Pool BM6831	1.93%	(c)	10/01/2033	135,754,556	0.4%

	Federal National Mortgage Association
77,485,000	Pool BZ0107	4.94%		12/01/2033	78,839,841	0.3%

193,203,757	Federal National Mortgage Association	3.00%	(g)	10/25/2044	169,492,978	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

109,367,071	Federal National Mortgage Association	3.00%		03/01/2045	97,077,633	0.3%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

84,834,513	Federal National Mortgage Association	3.00%		11/01/2046	74,544,365	0.2%
	Pool AS8269
	Pool AS8356
	Pool BC9003
	Pool MA2806

	Federal National Mortgage Association
81,933,657	Series 2022-4-EA	2.50%		10/25/2047	72,918,111	0.2%

	Federal National Mortgage Association
217,500,000	Pool AN6680	3.37%		11/01/2047	169,271,053	0.5%

	Federal National Mortgage Association
146,422,881	Series 2022-3-AB	2.00%		11/25/2047	126,542,328	0.4%

115,681,316	Federal National Mortgage Association	2.50%		11/01/2050	97,156,792	0.3%
	Pool FM4752
	Pool FM4792
	Pool FM4913

173,141,809	Federal National Mortgage Association	2.50%		03/01/2051	146,102,072	0.5%
	Pool FM8215
	Pool FM8533

227,127,168	Federal National Mortgage Association	2.50%		04/01/2051	189,433,816	0.6%
	Pool FS2320
	Pool FS5987
	Pool MA4306

165,536,067	Federal National Mortgage Association	2.50%		09/01/2051	139,180,104	0.4%
	Pool FM8435
	Pool FM8769
	Pool FM8780

142,361,635	Federal National Mortgage Association	2.00%	(g)	02/25/2052	78,188,657	0.3%
	Series 2022-3-NZ
	Series 2022-3-Z

142,499,982	Federal National Mortgage Association	5.00%		08/01/2052	140,086,270	0.5%
	Pool CB4291
	Pool CB4347

83,280,497	Federal National Mortgage Association	4.50%		08/01/2052	79,408,900	0.3%
	Pool BV8021
	Pool CB4391
	Pool FS2588

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	37

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

4,357,289,119	Federal National Mortgage Association	1.20% – 6.50%	(c)	04/01/2026 – 02/01/2054	3,793,283,322	12.2%
2,626,830,284	Federal National Mortgage Association	0.00% – 6.00%	(c)(e)(f)(h)	01/25/2026 – 09/25/2060	1,729,263,594	5.6%

204,108,043	Ginnie Mae II Pool	2.50%		03/20/2051	173,341,535	0.6%
	Pool CB2017
	Pool CB4182
	Pool CB5487
	Pool MA7255
	Pool 785374
	Pool 785412
	Pool 785595

95,871,270	Ginnie Mae II Pool	2.50%		08/20/2051	81,427,234	0.3%
	Pool 785609
	Pool 785638
	Pool 785639
324,562,606	Ginnie Mae II Pool	2.00% – 3.50%		01/20/2045 – 02/20/2052	272,920,963	0.9%

493,014,210	Government National Mortgage Association	3.00%	(e)	08/20/2051	78,799,546	0.3%
	Series 2021-135-GI
	Series 2021-136-EI
	Series 2021-138-IL
	Series 2021-138-KI
	Series 2021-140-IJ
	Series 2021-142-IO
	Series 2021-142-XI
	Series 2022-207-IO

371,623,691	Government National Mortgage Association	2.50%	(e)	11/20/2051	133,515,207	0.4%
	Series 2021-196-IO
	Series 2021-205-DI
	Series 2022-83-IO
	Series 2024-20-LA
	Series 2024-20-LB
	Series 2024-20-LI
15,520,302,548	Government National Mortgage Association	0.00% – 6.32%	(c)(e)(f)(h)	08/20/2033 – 08/16/2065	1,920,115,792	6.2%

Other US Government and Agency Mortgage Backed Obligations(a)					562,256,306	1.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $17,418,671,129)				15,706,414,976	50.6%

US GOVERNMENT AND AGENCY OBLIGATIONS

780,000,000	United States Treasury Note/Bond	4.38%		08/15/2043	770,981,250	2.5%
950,000,000	United States Treasury Note/Bond	4.75%		11/15/2043	985,773,437	3.2%

Other US Government and Agency Obligations(a)					48,221,341	0.1%

	Total US Government and Agency Obligations (Cost $1,728,792,504)				1,804,976,028	5.8%

SHORT TERM INVESTMENTS

211,153,380	First American Government Obligations Fund-U	5.26%	(i)		211,153,380	0.7%
211,153,380	JPMorgan US Government Money Market Fund-IM	5.25%	(i)		211,153,380	0.7%
211,153,380	MSILF Government Portfolio-Institutional	5.22%	(i)		211,153,380	0.6%

	Total Short Term Investments (Cost $633,460,140)				633,460,140	2.0%

	Total Investments (Cost $35,581,955,108)				30,915,237,934	99.6%
	Other Assets in Excess of Liabilities				120,173,498	0.4%

	NET ASSETS				$31,035,411,432	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	50.6%
Non-Agency Residential Collateralized Mortgage Obligations	26.1%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
US Government and Agency Obligations	5.8%
Asset Backed Obligations	4.4%
Collateralized Loan Obligations	3.4%
Short Term Investments	2.0%
Other Assets and Liabilities	0.4%

Net Assets	100.0%

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(e)	Includes interest only securities

(f)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)

Security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)	Includes principal only securities

(i)	Seven-day yield as of period end

Futures Contracts

Description	Long/ Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Long	20,000	6/18/2024	$2,408,750,000	$34,869,762
U.S. Treasury 5 Year Note	Long	25,000	6/28/2024	2,675,390,625	3,267,313
U.S. Treasury Ultra Bonds	Long	1,925	6/18/2024	248,325,000	2,477,172
10 Year U.S. Ultra Treasury Notes	Short	(30,000)	6/18/2024	(3,438,281,250)	(21,744,764)
U.S. Treasury 2 Year Notes	Long	57,500	6/28/2024	11,757,851,620	(34,191,550)

					$(15,322,067)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	39

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Primrose Holdings, Inc.
19,350,000	Series 2019-1A-A2	4.48%	(b)	07/30/2049	18,572,183	0.3%

	Upstart Securitization Trust
16,882,150	Series 2021-2-C	3.61%	(b)	06/20/2031	16,461,620	0.2%

Other Asset Backed Obligations(a)					204,183,388	3.0%

	Total Asset Backed Obligations (Cost $259,326,979)				239,217,191	3.5%

BANK LOANS(a)
	Total Bank Loans (Cost $222,908,471)				221,605,026	3.2%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $235,243,052)				231,116,271	3.3%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $470,702,420)				427,157,930	6.2%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $59,093,612)				49,771,887	0.7%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $505,557,469)				368,566,209	5.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust, Inc.
24,669,540	Series 2019-A-PT1	3.92%	(b)	10/25/2058	20,351,680	0.3%
43,209,655	Series 2021-RP2-A1	1.75%	(b)(c)	03/25/2065	38,057,829	0.5%

	Credit Suisse Mortgage Capital Certificates
29,191,592	Series 2020-RPL1-PT1	3.33%	(b)(c)	10/25/2069	22,874,543	0.3%

	Impac Secured Assets CMN Owner Trust
22,560,658	Series 2006-5-1A1C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor, 11.50% Cap)	5.98%		02/25/2037	20,122,503	0.3%

	Legacy Mortgage Asset Trust
22,274,727	Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	18,693,650	0.3%

	Redwood Funding Trust
19,816,111	Series 2019-1-PT	4.97%	(b)(e)	09/27/2024	19,830,662	0.3%

	Securitized Mortgage Asset Loan Trust
22,764,250	Series 2015-1-PC	2.41%	(b)(c)	02/25/2054	18,950,935	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					600,582,242	8.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $934,032,904)				759,464,044	11.0%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $1,107,461,242)				1,050,592,366	15.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corp.
25,540,886	Pool SD2912	5.00%		05/01/2053	25,121,924	0.4%
42,284,674	Pool SD2969	2.50%		05/01/2052	35,575,158	0.5%
29,054,504	Pool SD3721	5.00%		07/01/2053	28,623,062	0.4%
59,028,207	Federal Home Loan Mortgage Corp.	5.50%		09/01/2053	59,040,291	0.9%
	Pool SD3892
	Pool RA9843

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corp.
21,112,781	Pool SD4888	6.00%		02/01/2054	21,542,905	0.3%
58,541,938	Pool SD7538	2.00%		04/01/2051	47,777,786	0.7%
25,491,364	Pool SD7564	5.00%		06/01/2053	25,258,824	0.4%
34,934,000	Series 5138-HM	2.00%		04/25/2051	25,930,757	0.4%
64,646,920	Federal Home Loan Mortgage Corp.	2.00% – 5.50%		04/01/2047 – 05/01/2053	56,933,955	0.8%
82,860,604	Federal Home Loan Mortgage Corp.	0.00% – 5.50%	(c)(d)(f)	12/15/2030 – 01/15/2054	64,378,323	0.9%

	Federal National Mortgage Association
28,707,000	Pool BL4425	2.14%		10/01/2029	25,317,202	0.4%
32,930,000	Pool BL4592	2.28%		11/01/2029	29,045,266	0.4%
18,090,000	Pool BL5484	2.26%		01/01/2030	15,883,691	0.2%
45,476,877	Pool BR2217	2.50%		08/01/2051	38,228,736	0.5%
36,599,790	Pool BS4941	2.46%		04/01/2032	31,078,816	0.4%
25,824,171	Pool CB3127	3.50%		03/01/2052	23,346,984	0.3%
24,274,416	Pool CB6266	6.00%		05/01/2053	24,651,583	0.4%
37,828,363	Pool CB7272	6.00%		10/01/2053	38,429,836	0.6%
27,849,189	Pool FM8214	4.00%		05/01/2049	26,265,215	0.4%
21,989,497	Pool FM8972	4.00%		06/01/2049	20,773,359	0.3%
38,327,270	Pool FS1472	3.50%		11/01/2050	34,842,494	0.5%

62,178,488	Federal National Mortgage Association	2.50%		04/01/2052	51,867,649	0.7%
	Pool FS5417
	Pool FS5875

	Federal National Mortgage Association
17,302,793	Pool MA5086	5.00%		07/01/2043	17,151,559	0.2%
18,060,879	Series 2013-6-ZB	3.00%		02/25/2043	15,900,063	0.2%
29,250,926	Series 2018-35-PO	0.00%	(g)	05/25/2048	20,917,253	0.3%
33,412,323	Series 2020-49-ZD	2.00%	(h)	07/25/2050	21,197,883	0.3%
68,251,692	Series 2022-3-ZW	2.00%	(h)	02/25/2052	39,274,343	0.6%
26,375,905	Series 2022-28-Z	2.50%	(h)	02/25/2052	18,466,639	0.3%
190,216,340	Federal National Mortgage Association	2.00% – 6.00%		10/01/2029 – 12/01/2053	168,659,971	2.4%
119,943,957	Federal National Mortgage Association	0.00% – 5.88%	(d)(f)(g)	04/25/2026 – 06/25/2057	66,118,565	1.0%

	Ginnie Mae I Pool
27,779,371	Pool 779384	3.50%		06/15/2042	25,912,147	0.4%

	Ginnie Mae II Pool
27,372,013	Pool MA5076	3.00%		03/20/2048	24,435,434	0.4%
29,920,728	Pool MA5191	3.50%		05/20/2048	27,571,920	0.4%
26,215,508	Pool 785713	2.50%		10/20/2051	22,246,421	0.3%
31,897,248	Pool 786009	3.00%		02/20/2052	27,990,493	0.4%
48,676,090	Ginnie Mae II Pool	2.50% – 3.50%		04/20/2047 – 04/20/2052	43,543,970	0.6%

	Government National Mortgage Association
20,029,595	Series 2020-62-KF (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 6.50% Cap)	5.79%		05/20/2050	19,543,928	0.3%
143,432,300	Government National Mortgage Association	0.16% – 6.05%	(d)(f)	08/20/2033 – 05/20/2052	68,449,704	1.0%

Other US Government and Agency Mortgage Backed Obligations(a)					58,764,465	0.9%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,579,751,186)				1,436,058,574	20.8%

US GOVERNMENT AND AGENCY OBLIGATIONS

250,000,000	United States Treasury Note/Bond	4.63%		02/28/2026	249,814,453	3.7%
620,000,000	United States Treasury Note/Bond	4.00%		01/31/2029	613,703,125	8.9%
600,000,000	United States Treasury Note/Bond	4.75%		11/15/2043	622,593,749	9.0%

	Total US Government and Agency Obligations (Cost $1,477,825,023)				1,486,111,327	21.6%

COMMON STOCKS(a)(i)
	Total Common Stocks (Cost $1,405,753)				741,433	0.0%

WARRANTS(a)(i)
	Total Warrants (Cost $—)				5,881	0.0%

AFFILIATED MUTUAL FUNDS

12,929,742	DoubleLine Global Bond Fund - Class I				108,480,538	1.6%
32,972,257	DoubleLine Infrastructure Income Fund - Class I				304,004,213	4.4%
5,000,000	DoubleLine Long Duration Total Return Bond Fund - Class I				32,900,000	0.4%

	Total Affiliated Mutual Funds (Cost $504,557,903)				445,384,751	6.4%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	41

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS

51,996,608	First American Government Obligations Fund-U	5.26%	(j)	51,996,608	0.8%
51,996,608	JPMorgan US Government Money Market Fund-IM	5.25%	(j)	51,996,608	0.8%
51,996,608	MSILF Government Portfolio-Institutional	5.22%	(j)	51,996,608	0.7%

	Total Short Term Investments (Cost $155,989,824)			155,989,824	2.3%

	Total Investments (Cost $7,513,855,838)			6,871,782,714	99.5%
	Other Assets in Excess of Liabilities			33,496,677	0.5%

	NET ASSETS			$6,905,279,391	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.6%
US Government and Agency Mortgage Backed Obligations	20.8%
US Corporate Bonds	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Affiliated Mutual Funds	6.4%
Foreign Corporate Bonds	6.2%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Asset Backed Obligations	3.5%
Collateralized Loan Obligations	3.3%
Bank Loans	3.2%
Short Term Investments	2.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Common Stocks	0.0%	(i)
Warrants	0.0%	(i)
Other Assets and Liabilities	0.5%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.6%
US Government and Agency Mortgage Backed Obligations	20.8%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Affiliated Mutual Funds	6.4%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Banking	3.9%
Asset Backed Obligations	3.5%
Collateralized Loan Obligations	3.3%
Energy	2.4%
Short Term Investments	2.3%
Utilities	1.9%
Technology	1.8%
Healthcare	1.5%
Transportation	1.1%
Finance	0.9%
Telecommunications	0.9%
Mining	0.8%
Media	0.8%
Insurance	0.7%
Real Estate	0.7%
Pharmaceuticals	0.7%
Retailers (other than Food/Drug)	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Automotive	0.5%
Electronics/Electric	0.5%
Commercial Services	0.5%
Food Products	0.4%
Chemicals/Plastics	0.4%
Consumer Products	0.4%
Construction	0.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Aerospace & Defense	0.3%
Industrial Equipment	0.3%
Containers and Glass Products	0.3%
Diversified Manufacturing	0.3%
Pulp & Paper	0.3%
Leisure	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Business Equipment and Services	0.2%
Food Service	0.1%
Chemical Products	0.1%
Environmental Control	0.0%	(i)
Financial Intermediaries	0.0%	(i)
Conglomerates	0.0%	(i)
Other Assets and Liabilities	0.5%

Net Assets	100.0%

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Includes interest only securities

(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(f)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)	Includes principal only securities

(h)

Security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Represents less than 0.05% of net assets

(j)	Seven-day yield as of period end

Futures Contracts
Description	Long/ Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Ultra Bonds	Short	(1,025)	6/18/2024	$(132,225,000)	$1,123,584
10 Year U.S. Ultra Treasury Notes	Short	(500)	6/18/2024	(57,304,688)	(559,679)
U.S. Treasury 2 Year Notes	Long	18,150	6/28/2024	3,711,391,424	(7,890,162)

					$(7,326,257)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Affiliated Mutual Funds

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2024 is as follows:

Fund	Value at March 31, 2023	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2024	Change in Unrealized for the Period Ended March 31, 2024	Value at March 31, 2024	Shares Held at March 31, 2024	Dividend Income Earned for the Period Ended March 31, 2024
DoubleLine Infrastructure Income Fund (Class I)	$298,398,929	$—	$—	$—	$5,605,284	$304,004,213	32,972,257	$10,926,500
DoubleLine Global Bond Fund (Class I)	109,385,620	—	—	—	(905,082)	108,480,538	12,929,742	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	35,750,000	—	—	—	(2,850,000)	32,900,000	5,000,000	1,257,559

	$443,534,549	$—	$—	$—	$1,850,202	$445,384,751	50,901,999	$12,184,059

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	43

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 80.9%

BRAZIL 13.5%
505,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	488,406
2,300,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	2,224,423
500,000	Braskem Netherlands Finance BV	7.25%		02/13/2033	481,275
7,700,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	7,727,990
7,200,000	Cosan Overseas Ltd.	8.25%	(b)	05/05/2024	7,375,499
4,350,000	CSN Resources SA	5.88%		04/08/2032	3,808,728
11,511,830	Guara Norte SARL	5.20%		06/15/2034	10,512,259
1,929,352	Invepar Holdings	0.00%	(c)(d)	12/30/2028	—
1,700,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.22%)	4.63%	(b)	02/27/2025	1,600,783
7,846,000	MARB BondCo PLC	3.95%		01/29/2031	6,475,192
1,426,127	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	1,292,032
5,500,000	Minerva Luxembourg SA	4.38%		03/18/2031	4,601,685
1,100,000	Minerva Luxembourg SA	8.88%	(a)	09/13/2033	1,158,058
1,600,000	Minerva Luxembourg SA	8.88%		09/13/2033	1,684,448
1,000,000	Movida Europe SA	5.25%		02/08/2031	885,757
6,773,424	MV24 Capital BV	6.75%		06/01/2034	6,378,575
7,475,184	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	7,471,225
975,000	Simpar Europe SA	5.20%		01/26/2031	853,112
850,000	Unigel Luxembourg SA	8.75%	(c)	10/01/2026	264,946

					65,284,393

CHILE 7.2%
4,803,000	AES Andes SA (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,758,884
4,800,000	AES Andes SA (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	4,755,912
578,000	AES Andes SA (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	564,258
1,000,000	Agrosuper SA	4.60%	(a)	01/20/2032	864,584
1,000,000	Agrosuper SA	4.60%		01/20/2032	864,584
6,000,000	CAP SA	3.90%		04/27/2031	4,716,986
2,900,000	CAP SA	3.90%	(a)	04/27/2031	2,279,877
12,017,073	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	9,451,429
2,629,000	Empresa Electrica Angamos SA	4.88%		05/25/2029	2,382,728
3,061,912	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,966,269
388,320	GNL Quintero SA	4.63%		07/31/2029	380,156
1,000,000	Inversiones La Construccion SA	4.75%		02/07/2032	855,000
200,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	194,012

					35,034,679

COLOMBIA 10.2%
1,196,248	AI Candelaria Spain SA	7.50%		12/15/2028	1,172,456
7,100,000	AI Candelaria Spain SA	5.75%		06/15/2033	5,767,749
3,800,000	AI Candelaria Spain SA	5.75%	(a)	06/15/2033	3,086,964
2,850,000	Banco Davivienda SA (10 Year CMT Rate + 5.10%)	6.65%	(a)(b)	04/22/2031	2,005,688

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

2,300,000	Banco de Bogota SA	6.25%		05/12/2026	2,300,986
10,100,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	9,851,686
5,213,000	Canacol Energy Ltd.	5.75%		11/24/2028	2,311,284
7,000,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	6,083,897
4,392,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	3,673,389
1,203,020	Fideicomiso PA Pacifico Tres	8.25%		01/15/2035	1,143,714
5,684,000	Geopark Ltd.	5.50%		01/17/2027	5,167,037
7,139,000	Gran Tierra Energy, Inc.	9.50%	(a)	10/15/2029	6,676,700

					49,241,550

DOMINICAN REPUBLIC 0.8%
4,000,000	AES Espana BV	5.70%	(a)	05/04/2028	3,692,040

					3,692,040

GUATEMALA 3.5%
3,850,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	3,691,149
5,700,000	CT Trust	5.13%		02/03/2032	5,057,397
3,974,400	Millicom International Cellular SA	6.63%		10/15/2026	3,959,714
1,890,000	Millicom International Cellular SA	5.13%		01/15/2028	1,794,279
2,700,000	Millicom International Cellular SA	6.25%		03/25/2029	2,638,620

					17,141,159

INDIA 10.8%
3,390,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	2,885,274
2,200,000	Adani Electricity Mumbai Ltd.	3.87%		07/22/2031	1,812,851
3,891,500	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	3,320,288
2,752,000	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	2,348,049
2,400,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,204,659
2,300,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	2,126,601
900,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	803,293
4,450,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	3,547,792
2,300,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	2,163,575
1,491,500	Adani Transmission Step-One Ltd.	4.25%		05/21/2036	1,266,249
322,000	JSW Hydro Energy Ltd.	4.13%		05/18/2031	285,668
3,200,000	JSW Steel Ltd.	5.05%		04/05/2032	2,821,582
4,960,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65%	(b)	01/15/2025	4,930,907
4,000,000	Reliance Industries Ltd.	4.13%		01/28/2025	3,948,829
250,000	Reliance Industries Ltd.	3.67%		11/30/2027	237,093
8,000,000	UPL Corp. Ltd.	4.63%		06/16/2030	6,444,769
2,400,000	Vedanta Resources Finance II PLC	9.25%	(a)	04/23/2026	1,960,737
10,246,000	Vedanta Resources Ltd.	13.88%		12/09/2028	8,976,372

					52,084,588

INDONESIA 7.2%
1,000,000	Adaro Indonesia PT	4.25%		10/31/2024	987,448
2,500,000	Freeport Indonesia PT	4.76%		04/14/2027	2,447,208

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

3,100,000	Freeport Indonesia PT	5.32%	(a)	04/14/2032	3,035,483
2,400,000	Freeport Indonesia PT	5.32%		04/14/2032	2,350,051
200,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	192,389
4,500,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	4,327,023
3,251,640	LLPL Capital Pte Ltd.	6.88%		02/04/2039	3,255,736
6,580,700	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	6,588,989
3,254,300	Minejesa Capital BV	4.63%		08/10/2030	3,096,722
9,500,000	Minejesa Capital BV	5.63%		08/10/2037	8,650,358

					34,931,407

JAMAICA 0.1%
1,260,282	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	194,710
32,500	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	26,251
251,431	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	232,178
3,187,632	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	36,606

					489,745

KUWAIT 0.2%
1,000,000	MEGlobal Canada ULC	5.00%		05/18/2025	988,666

					988,666

MEXICO 8.9%
4,400,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.35%)	7.63%	(b)	01/10/2028	4,407,510
5,000,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.47%)	7.50%	(a)(b)	06/27/2029	4,991,027
1,000,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.03%)	6.63%	(b)	01/24/2032	914,375
10,200,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	9,485,896
2,300,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	2,178,080
200,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 4.66%)	8.45%		06/29/2038	211,322
2,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	1,864,585
2,200,000	Buffalo Energy Mexico Holdings / Buffalo Energy Infrastructure / Buffalo Energy	7.88%	(a)	02/15/2039	2,383,295
9,800,000	Cemex SAB de CV (5 Year CMT Rate + 4.53%)	5.13%	(b)	06/08/2026	9,477,410
300,000	Cemex SAB de CV (5 Year CMT Rate + 5.16%)	9.13%	(a)(b)	03/14/2028	326,094
401,000	Cometa Energia SAB de CV	6.38%		04/24/2035	404,515
5,200,000	Credito Real SAB de CV SOFOM ER (5 Year CMT Rate + 7.03%)	9.13%	(b)(c)	11/29/2027	13,520
375,738	Fermaca Enterprises S de RL de CV	6.38%		03/30/2038	367,832
2,000,000	KUO SAB De CV	5.75%		07/07/2027	1,886,972
4,600,000	Mexarrend SAPI de CV	10.25%	(a)(c)	07/24/2024	966,000
2,078,411	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	2,047,729

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

1,239,397	Tierra Mojada Luxembourg II SARL	5.75%		12/01/2040	1,139,702
16,033,000	Unifin Financiera SAB de CV (5 Year CMT Rate + 6.31%)	8.88%	(b)(c)	01/29/2025	81,768

					43,147,632

PANAMA 1.0%
200,000	Banistmo SA	4.25%		07/31/2027	186,670
4,683,862	UEP Penonome II SA	6.50%	(a)	10/01/2038	3,665,122
1,342,648	UEP Penonome II SA	6.50%		10/01/2038	1,050,622

					4,902,414

PARAGUAY 1.5%
2,224,000	Frigorifico Concepcion SA	7.70%		07/21/2028	1,950,715
7,729,166	Rutas 2 & 7 Finance Ltd.	0.00%		09/30/2036	5,277,804

					7,228,519

PERU 10.5%
1,300,000	Banco de Credito del Peru SA	5.85%	(a)	01/11/2029	1,315,919
8,000,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	7,666,866
2,600,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	2,403,082
12,172,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	11,698,560
7,950,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	7,674,788
6,804,000	Inkia Energy Ltd.	5.88%		11/09/2027	6,664,119
1,672,000	InRetail Consumer	3.25%		03/22/2028	1,503,222
1,641,000	InRetail Shopping Malls	5.75%		04/03/2028	1,602,316
300,000	Intercorp Financial Services, Inc.	4.13%		10/19/2027	282,268
6,100,000	Minsur SA	4.50%		10/28/2031	5,350,284
1,425,000	Nexa Resources SA	5.38%		05/04/2027	1,392,281
2,310,000	Orazul Energy Peru SA	5.63%		04/28/2027	2,189,510
995,000	Southern Copper Corp.	3.88%		04/23/2025	975,829

					50,719,044

SINGAPORE 3.4%
7,900,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	7,469,831
7,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	6,500,145
2,500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	2,291,205

					16,261,181

SOUTH AFRICA 1.6%
1,200,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	1,196,253
1,200,000	Sasol Financing USA LLC	4.38%		09/18/2026	1,135,861
6,500,000	Sasol Financing USA LLC	5.50%		03/18/2031	5,481,541

					7,813,655

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	45

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
VIETNAM 0.5%
2,536,298	Mong Duong Finance Holdings BV	5.13%		05/07/2029	2,426,667

					2,426,667

	Total Foreign Corporate Bonds (Cost $434,801,128)				391,387,339

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 18.4%

BRAZIL 1.3%
6,400,000	Banco do Brasil SA/Cayman (10 Year CMT Rate + 4.40%)	6.25%	(b)	10/15/2024	6,435,846

COLOMBIA 3.2%
2,000,000	Colombia Government International Bond	5.00%		06/15/2045	1,456,041
3,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,869,291
800,000	Ecopetrol SA	5.88%		05/28/2045	597,925
5,000,000	Ecopetrol SA	4.63%		11/02/2031	4,162,897
10,300,000	Ecopetrol SA	5.88%		11/02/2051	7,421,174

					15,507,328

INDONESIA 2.1%
3,200,000	Bank Negara Indonesia Persero Tbk PT	3.75%		03/30/2026	3,058,275
4,600,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	5.45%		05/15/2030	4,548,857
2,800,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	2,766,171

					10,373,303

MEXICO 6.1%
8,000,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	7,246,394
2,500,000	Comision Federal de Electricidad	3.35%		02/09/2031	2,093,560
11,000,000	Mexico Government International Bond	4.40%		02/12/2052	8,430,596
7,000,000	Mexico Government International Bond	6.34%		05/04/2053	6,923,682
7,400,000	Petroleos Mexicanos	6.75%		09/21/2047	4,926,772

					29,621,004

PANAMA 1.9%
1,500,000	Panama Government International Bond	4.30%		04/29/2053	976,731
13,700,000	Panama Government International Bond	3.87%		07/23/2060	7,979,840

					8,956,571

PARAGUAY 0.7%
4,468,861	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	3,285,318

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 2.3%
4,000,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(e)	07/15/2029	3,996,680
1,528,648	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	1,517,706
2,800,000	Petroleos del Peru SA	5.63%		06/19/2047	1,883,447
4,700,000	Petroleos del Peru SA	4.75%		06/19/2032	3,720,458

					11,118,291

SOUTH AFRICA 0.8%
4,200,000	Republic of South Africa Government International Bond	4.30%		10/12/2028	3,779,117

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $103,874,968)				89,076,778

SHORT TERM INVESTMENTS 0.8%
1,309,764	First American Government Obligations Fund - U	5.26%	(f)		1,309,764
1,309,764	JPMorgan US Government Money Market Fund - IM	5.25%	(f)		1,309,764
1,309,763	MSILF Government Portfolio - Institutional	5.22%	(f)		1,309,763

	Total Short Term Investments (Cost $3,929,291)				3,929,291

	Total Investments 100.1% (Cost $542,605,387)				484,393,408
	Other Liabilities in Excess of Assets (0.1)%				(257,349)

	NET ASSETS 100.0%				$484,136,059

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	80.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	18.4%
Short Term Investments	0.8%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	21.0%
Utilities	18.7%
Energy	12.3%
Mining	11.4%
Transportation	9.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	7.6%
Consumer Products	4.9%
Telecommunications	3.9%
Building and Development (including Steel/Metals)	3.4%
Chemicals/Plastics	2.7%
Chemical Products	2.4%
Short Term Investments	0.8%
Retailers (other than Food/Drug)	0.6%
Finance	0.4%
Conglomerates	0.4%
Food Products	0.2%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	15.0%
Brazil	14.8%
Colombia	13.4%
Peru	12.8%
India	10.8%
Indonesia	9.3%
Chile	7.2%
Guatemala	3.5%
Singapore	3.4%
Panama	2.9%
South Africa	2.4%
Paraguay	2.2%
United States	0.8%
Dominican Republic	0.8%
Vietnam	0.5%
Kuwait	0.2%
Jamaica	0.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Perpetual maturity. The date disclosed is the next call date of the security.

(c)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(d)	Value determined using significant unobservable inputs.

(e)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(f)	Seven-day yield as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	47

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.5%

	AccessLex Institute
1,930,263	Series 2007-A-B (CME Term SOFR 3 Month + 0.81%)	6.14%		02/25/2037	1,868,919

	ACHV Trust
695,214	Series 2023-1PL-B	6.80%	(a)	03/18/2030	696,255
59,530	Series 2023-3PL-A	6.60%	(a)	08/19/2030	59,545
2,750,000	Series 2023-3PL-C	7.35%	(a)	08/19/2030	2,789,413
2,530,477	Series 2023-4CP-A	6.81%	(a)	11/25/2030	2,534,376

	Affirm, Inc.
759,685	Series 2021-Z1-A	1.07%	(a)	08/15/2025	754,503
16,550,029	Series 2023-X1-A	7.11%	(a)	11/15/2028	16,630,767
5,300,000	Series 2024-A-A	5.61%	(a)	02/15/2029	5,291,314

	Aqua Finance Trust
1,889,253	Series 2020-AA-A	1.90%	(a)	07/17/2046	1,755,703

	Arivo Acceptance Auto Loan Receivables Trust
393,380	Series 2021-1A-A	1.19%	(a)	01/15/2027	389,654

	CAI International, Inc.
7,551,875	Series 2020-1A-A	2.22%	(a)	09/25/2045	6,846,249

	Carvana Auto Receivables Trust
7,656,700	Series 2023-N3-A	6.41%	(a)	09/10/2027	7,689,330
12,000,000	Series 2024-N1-A2	5.76%	(a)	04/12/2027	12,005,759

	Citizens Auto Receivables Trust
14,665,961	Series 2023-2-A2A	6.09%	(a)	10/15/2026	14,697,751

	Commonbond Student Loan Trust
999,605	Series 2017-BGS-A1	2.68%	(a)	09/25/2042	910,769
919,323	Series 2020-AGS-A	1.98%	(a)	08/25/2050	800,534

	Compass Datacenters LLC
15,000,000	Series 2024-1A-A1	5.25%	(a)	02/25/2049	14,721,720

	CPS Auto Trust
882,569	Series 2022-D-A	6.09%	(a)	01/15/2027	883,425
4,749,559	Series 2024-A-A	5.71%	(a)	09/15/2027	4,748,339

	DataBank Issuer
1,599,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	1,466,719
10,000,000	Series 2023-1A-A2	5.12%	(a)	02/25/2053	9,515,057

	Diamond Resorts Owner Trust
1,636,034	Series 2021-1A-B	2.05%	(a)	11/21/2033	1,543,324

	Exeter Automobile Receivables Trust
4,100,000	Series 2023-3A-A3	6.04%		07/15/2026	4,102,771
17,663,612	Series 2023-5A-A2	6.20%		04/15/2026	17,686,535

	ExteNet LLC
4,250,000	Series 2019-1A-B	4.14%	(a)	07/25/2049	4,205,323

	Foundation Finance Trust
271,789	Series 2019-1A-A	3.86%	(a)	11/15/2034	270,371

	Global Sea Containers Two SRL
3,049,255	Series 2020-1A-A	2.17%	(a)	10/17/2040	2,816,537

	GLS Auto Receivables Trust
1,128,200	Series 2021-1A-D	1.68%	(a)	01/15/2027	1,098,983
2,895,951	Series 2021-2A-C	1.08%	(a)	06/15/2026	2,869,350
19,000,000	Series 2023-4A-A2	6.40%	(a)	12/15/2026	19,061,855

	Hertz Global Holdings, Inc.
10,200,000	Series 2021-1A-B	1.56%	(a)	12/26/2025	9,956,195

	Hilton Grand Vacations, Inc.
672,051	Series 2018-AA-A	3.54%	(a)	02/25/2032	658,677
359,255	Series 2020-AA-A	2.74%	(a)	02/25/2039	342,528

	LAD Auto Receivables Trust
15,000,000	Series 2024-1A-A2	5.44%	(a)	11/16/2026	14,980,955

	Laurel Road Prime Student Loan Trust
389,134	Series 2019-A-A1FX	2.34%	(a)	10/25/2048	379,364

	Lendbuzz Securitization Trust
8,042,983	Series 2023-1A-A2	6.92%	(a)	08/15/2028	8,105,366
3,642,139	Series 2023-2A-A2	7.09%	(a)	10/16/2028	3,679,387

	Lendingpoint Asset Securitization Trust
4,111,705	Series 2022-C-A	6.56%	(a)	02/15/2030	4,110,338

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Loanpal Solar Loan Ltd.
8,069,391	Series 2020-3GS-A	2.47%	(a)	12/20/2047	6,263,204

	Marlette Funding Trust
411,412	Series 2019-4A-C	3.76%	(a)	12/17/2029	410,931
1,039,205	Series 2022-1A-B	2.34%	(a)	04/15/2032	1,028,987
3,043,204	Series 2022-2A-B	5.50%	(a)	08/15/2032	3,033,789

	MVW Owner Trust
465,816	Series 2018-1A-C	3.90%	(a)	01/21/2036	461,123

	Navient Student Loan Trust
2,683,189	Series 2020-FA-A	1.22%	(a)	07/15/2069	2,431,779
1,521,476	Series 2020-GA-A	1.17%	(a)	09/16/2069	1,372,643

	NP Railcar Holdings LLC
2,338,162	Series 2019-1A-A1	2.57%	(a)	09/20/2049	2,245,267

	Oxford Finance Funding Trust
3,386,780	Series 2020-1A-A2	3.10%	(a)	02/15/2028	3,291,209

	Pagaya AI Debt Selection Trust
3,294,028	Series 2021-HG1-A	1.22%	(a)	01/16/2029	3,220,904
4,860,635	Series 2022-1-A	2.03%	(a)	10/15/2029	4,813,585
6,101,971	Series 2022-3-A	6.06%	(a)	03/15/2030	6,095,271
10,674,361	Series 2023-1-A	7.56%	(a)	07/15/2030	10,724,951
5,061,135	Series 2023-3-A	7.60%	(a)	12/16/2030	5,096,977
8,137,103	Series 2023-5-A	7.18%	(a)	04/15/2031	8,159,326
4,445,962	Series 2023-5-B	7.63%	(a)	04/15/2031	4,488,485
8,307,357	Series 2023-7-A	7.23%	(a)	07/15/2031	8,340,901

	Prosper Marketplace Issuance Trust
4,007,127	Series 2023-1A-A	7.06%	(a)	07/16/2029	4,020,990
3,750,000	Series 2024-1A-A	6.12%	(a)	08/15/2029	3,759,176

	Santander Consumer USA Holdings, Inc.
2,618,430	Series 2023-4-A2	6.18%		02/16/2027	2,623,518

	Santander Consumer USA, Inc.
2,259,001	Series 2021-3-C	1.47%		01/15/2027	2,225,310

	Santander Drive Auto Receivables LLC
2,690,854	Series 2020-4-D	1.48%		01/15/2027	2,644,133

	SFS Auto Receivables Securitization Trust
5,000,000	Series 2024-1A-A2	5.35%	(a)	06/21/2027	4,993,669

	Sierra Timeshare Conduit Receivables Funding LLC
1,246,985	Series 2021-2A-C	1.95%	(a)	09/20/2038	1,163,109

	SLM Student Loan Trust
4,795,029	Series 2006-A-A5 (CME Term SOFR 3 Month + 0.55%)	5.88%		06/15/2039	4,652,595
2,857,377	Series 2006-B-A5 (CME Term SOFR 3 Month + 0.53%)	5.86%		12/15/2039	2,783,672

	SOFI Alternative Trust
5,025,051	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	4,975,615
7,066,076	Series 2021-2-A	1.25%	(a)	08/15/2030	6,854,072
13,538,380	Series 2021-3-A	1.50%	(a)	11/15/2030	13,080,512

	SoFi Consumer Loan Program Trust
452,759	Series 2022-1S-A	6.21%	(a)	04/15/2031	452,812
922,783	Series 2023-1S-A	5.81%	(a)	05/15/2031	922,376

	SoFi Professional Loan Program LLC
975,346	Series 2018-D-A2FX	3.60%	(a)	02/25/2048	946,008
3,787,595	Series 2020-C-AFX	1.95%	(a)	02/15/2046	3,454,082

	TAL Advantage LLC
3,162,500	Series 2020-1A-A	2.05%	(a)	09/20/2045	2,879,129

	Tesla Auto Lease Trust
12,250,000	Series 2021-B-B	0.91%	(a)	09/22/2025	12,142,356

	UPCL
25,000,000	Series 2023-1-A	7.65%	(c)	04/22/2030	25,130,000

	Upgrade Master Pass-Thru Trust
1,074,833	Series 2021-PT3-A	13.84%	(a)(b)	07/15/2027	984,899

	Upstart Pass-Through Trust Series
699,572	Series 2020-ST5-A	3.00%	(a)	12/20/2026	694,516
884,139	Series 2021-ST5-A	2.00%	(a)	07/20/2027	860,270
2,503,806	Series 2021-ST6-A	1.85%	(a)	08/20/2027	2,437,500

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Upstart Securitization Trust
540,905	Series 2021-3-B	1.66%	(a)	07/20/2031	538,126
1,431,432	Series 2023-1-A	6.59%	(a)	02/20/2033	1,430,975
7,943,105	Series 2023-2-A	6.77%	(a)	06/20/2033	7,959,835
7,696,218	Series 2023-3-A	6.90%	(a)	10/20/2033	7,736,250

	Westgate Resorts LLC
4,847,811	Series 2022-1A-C	2.49%	(a)	08/20/2036	4,625,255

	Westlake Automobile Receivables Trust
16,025,000	Series 2023-4A-A2	6.23%	(a)	01/15/2027	16,106,240
7,150,000	Series 2024-1A-A2A	5.62%	(a)	03/15/2027	7,148,995

	Total Asset Backed Obligations (Cost $429,517,785)				424,629,287

BANK LOANS 3.5%

	1011778 BC ULC
5,884,222	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		09/23/2030	5,887,899

	American Builders & Contractors Supply Co., Inc.
560,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		01/31/2031	560,787

	APi Group DE, Inc.
3,470,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		01/03/2029	3,481,572

	Aramark Services T/L B-8 (03/24)- Target 2
368,150	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		06/24/2030	364,469

	Asplundh Tree Expert LLC
5,953,667	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		09/06/2027	5,961,942

	Avantor Funding T/L (03/24)
3,775,000	Senior Secured Term Loan	7.43%	(d)	11/08/2027	3,775,000

	Avantor Funding, Inc.
2,797,938	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%, 0.50% Floor)	7.68%		11/08/2027	2,805,409

	Axalta Coating Systems US Holdings, Inc.
3,586,073	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/20/2029	3,595,665

	Beacon Roofing Supply, Inc.
2,705,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.00%)	7.32%		05/19/2028	2,710,843

	Berry Global, Inc.
7,141,267	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.18%		07/02/2029	7,146,409

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Buckeye Partners LP
950,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	11/02/2026	952,841

	Calpine Corp.
1,895,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	01/31/2031	1,886,510
5,420,773	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	12/16/2027	5,421,857
300,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.00%)	7.33%	01/31/2031	298,515

	Catalent Pharma Solutions, Inc.
2,884,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%, 0.50% Floor)	7.44%	02/22/2028	2,885,802

	Clean Harbors, Inc.
1,820,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 1.75%)	7.19%	10/10/2028	1,825,688

	Element Solutions, Inc.
2,927,663	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	12/18/2030	2,933,767

	Energizer Holdings, Inc.
4,123,222	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%	12/22/2027	4,126,314

	FleetCor Technologies Operating Co. LLC
7,458,706	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%	05/01/2028	7,461,279

	Flutter Financing BV
8,393,963	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.56%	11/29/2030	8,412,680

	Focus Financial Partners LLC
2,487,623	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%	06/30/2028	2,481,105

	Gen Digital, Inc.
5,375,556	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 0.50% Floor)	7.43%	09/12/2029	5,379,883

	Generac Power Systems, Inc.
890,307	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%	12/14/2026	890,726

	Go Daddy Operating Co. LLC
7,221,900	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	11/12/2029	7,225,691

	Grifols Worldwide Operations USA, Inc.
9,458,635	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.15%)	7.46%	11/15/2027	9,178,991

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HB Fuller Co.
2,665,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		02/15/2030	2,674,328

	Hilton Domestic Operating Co., Inc.
2,050,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%)	7.43%		11/08/2030	2,056,581

	ICON Luxembourg SARL
1,158,294	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		07/03/2028	1,162,441
4,648,972	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		07/03/2028	4,665,615

	Ingersoll-Rand Services Co.
2,777,269	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		03/01/2027	2,786,239

	Installed Building Products T/L B (03/24)
890,000	Senior Secured Term Loan	7.33%	(d)	03/21/2031	893,062

	IQVIA, Inc.
5,835,375	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.31%		01/02/2031	5,870,300

	Iron Mountain, Inc.
5,782,312	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		01/02/2026	5,784,712

	KFC Holding Co.
6,735,868	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		03/15/2028	6,740,381

	Lamar Media Corp.
4,880,263	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.60%)	6.93%		02/08/2027	4,880,263

	Marriott Ownership Resorts, Inc.
3,968,960	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		09/02/2025	3,963,007
4,595,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.25%)	7.57%		03/17/2031	4,583,513

	Mileage Plus Holdings LLC
1,978,744	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.73%		06/21/2027	2,040,124

	NRG Energy T/L B (03/24)
4,860,000	Senior Secured Term Loan	7.33%	(d)	03/27/2031	4,856,986

	Resideo Funding, Inc.
3,027,403	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.68%		02/14/2028	3,032,141

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Resideo Funding, Inc. (Cont.)
1,407,824	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		02/14/2028	1,410,027
1,282,923	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		02/14/2028	1,284,931

	Reynolds Consumer Products LLC
5,454,497	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		02/04/2027	5,470,288

	SS&C Technologies, Inc.
4,043,252	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		04/16/2025	4,048,266

	Standard Industries, Inc./NJ
4,793,740	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		09/22/2028	4,801,338

	Trans Union LLC
5,983,454	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		11/16/2026	5,987,882

	US Foods, Inc.
4,553,833	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%)	7.44%		09/14/2026	4,568,611

	Vestis Corp.
1,040,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		02/24/2031	1,041,300

	Vistra Operations Co. LLC
5,991,205	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/20/2030	5,992,163

	WMG Acquisition Corp.
6,011,326	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		01/24/2031	6,011,326

	Wyndham Hotels & Resorts, Inc.
1,151,300	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%)	7.68%		05/28/2030	1,156,700

	Total Bank Loans (Cost $194,835,081)				195,414,169

COLLATERALIZED LOAN OBLIGATIONS 13.9%

	Allegro CLO Ltd.
9,500,000	Series 2019-1A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/20/2032	9,501,900

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Battalion CLO Ltd.
30,000,000	Series 2017-11A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	04/24/2034	30,080,934
22,000,000	Series 2021-20A-A (CME Term SOFR 3 Month + 1.44%, 1.18% Floor)	6.76%	(a)	07/15/2034	22,009,350

	BlueMountain CLO Ltd.
22,000,000	Series 2021-31A-A1 (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.72%	(a)	04/19/2034	21,993,442

	Bridge Street CLO Ltd.
20,000,000	Series 2021-1A-A1A (CME Term SOFR 3 Month + 1.49%, 1.23% Floor)	6.81%	(a)	07/20/2034	20,019,002

	Capital Four US CLO Ltd.
15,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(a)	01/18/2035	15,025,893

	Carlyle Global Market Strategies
25,000,000	Series 2016-1A-A1R2 (CME Term SOFR 3 Month + 1.40%, 1.14% Floor)	6.72%	(a)	04/20/2034	25,037,908

	CarVal CLO
42,000,000	Series 2019-1A-ANR (CME Term SOFR 3 Month + 1.37%, 1.37% Floor)	6.69%	(a)	04/20/2032	42,026,581

	Cathedral Lake CLO Ltd.
21,422,893	Series 2018-5A-A1 (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	10/21/2030	21,417,148

	CBAM Ltd.
10,000,000	Series 2017-2A-AR (CME Term SOFR 3 Month + 1.45%, 1.19% Floor)	6.77%	(a)	07/17/2034	10,008,999
10,500,000	Series 2019-10A-A1R (CME Term SOFR 3 Month + 1.38%, 1.12% Floor)	6.70%	(a)	04/20/2032	10,502,100

	CFIP CLO Ltd.
20,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	01/20/2035	20,020,536

	Clover CLO
20,000,000	Series 2018-1A-A1R (CME Term SOFR 3 Month + 1.38%, 1.38% Floor)	6.70%	(a)	04/20/2032	20,034,090
10,000,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/20/2034	10,003,123

	CQS US CLO
25,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	01/20/2035	25,073,788

	Crown City CLO
18,000,000	Series 2021-1A-A1A (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/20/2034	17,948,318

	Generate CLO Ltd.
10,000,000	Series 6A-A1R (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	01/22/2035	10,009,143
14,000,000	Series 8A-AR (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	10/20/2034	14,018,395
46,500,000	Series 9A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	10/20/2034	46,461,730

	Halsey Point CLO Ltd.
52,000,000	Series 2021-5A-A1A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79%	(a)	01/30/2035	52,015,599

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Harbourview CLO VII LLC
6,595,858	Series 7RA-A1 (CME Term SOFR 3 Month + 1.39%, 1.13% Floor)	6.69%	(a)	07/18/2031	6,603,312

	Hayfin US
19,256,327	Series 2018-8A-A (CME Term SOFR 3 Month + 1.38%, 1.12% Floor)	6.70%	(a)	04/20/2031	19,262,365

	Invesco CLO Ltd.
10,000,000	Series 2023-3A-A (CME Term SOFR 3 Month + 1.80%, 1.80% Floor)	7.22%	(a)	07/15/2036	10,074,403

	Jackson Financial, Inc.
20,000,000	Series 2021-5A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.76%	(a)	10/18/2034	20,018,928

	Jefferson Mill CLO Ltd.
9,426,006	Series 2015-1A-AR (CME Term SOFR 3 Month + 1.44%)	6.75%	(a)	10/20/2031	9,450,189

	Katayma CLO Ltd.
20,000,000	Series 2024-2A-A1 (CME Term SOFR 3 Month + 1.65%, 1.65% Floor)	6.94%	(a)	04/20/2037	20,000,000

	Marathon CLO Ltd.
19,786,930	Series 2018-12A-A1 (CME Term SOFR 3 Month + 1.44%)	6.74%	(a)	04/18/2031	19,809,010

	Marble Point CLO
35,000,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.79%	(a)	07/25/2034	34,991,303

	MP CLO Ltd.
15,000,000	Series 2015-2A-ARR (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	04/28/2034	15,022,652

	Ocean Trails CLO
22,322,569	Series 2014-5A-ARR (CME Term SOFR 3 Month + 1.54%, 1.28% Floor)	6.86%	(a)	10/13/2031	22,304,877

	OCP CLO Ltd.
3,000,000	Series 2020-20A-A1R (CME Term SOFR 3 Month + 1.53%, 1.53% Floor)	0.00%	(a)	04/18/2037	3,000,000

	Palmer Square CLO Ltd.
8,700,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.41%, 1.41% Floor)	6.73%	(a)	07/15/2034	8,707,782

	Romark LLC
12,929,228	Series 2018-1A-A1 (CME Term SOFR 3 Month + 1.29%)	6.61%	(a)	04/20/2031	12,952,692

	Shackleton CLO Ltd.
19,506,967	Series 2015-7RA-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/15/2031	19,541,412

	Sound Point CLO Ltd.
16,000,000	Series 2014-2RA-A (CME Term SOFR 3 Month + 1.51%, 1.25% Floor)	6.83%	(a)	10/20/2031	16,035,480
25,000,000	Series 2020-1A-AR (CME Term SOFR 3 Month + 1.43%, 1.43% Floor)	6.75%	(a)	07/20/2034	25,009,453

	Steele Creek CLO Ltd.
900,000	Series 2019-1A-BR (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	04/15/2032	897,598
18,000,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/15/2032	18,035,915

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Symphony CLO Ltd.
12,925,000	Series 2014-15A-AR3 (CME Term SOFR 3 Month + 1.34%, 1.08% Floor)	6.66%	(a)	01/17/2032	12,918,129

	Trestles CLO LLC
20,000,000	Series 2021-4A-A (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/21/2034	20,004,000

	Trimaran CAVU LLC
5,750,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79%	(a)	04/23/2032	5,760,033
10,000,000	Series 2021-3A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(a)	01/18/2035	10,021,792

	Wellfleet CLO Ltd.
4,242,619	Series 2017-2A-A1R (CME Term SOFR 3 Month + 1.32%)	6.64%	(a)	10/20/2029	4,243,659
4,596,606	Series 2018-1A-A (CME Term SOFR 3 Month + 1.36%, 1.10% Floor)	6.68%	(a)	07/17/2031	4,599,664
5,000,000	Series 2021-2A-A1 (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	07/15/2034	5,006,709

	Total Collateralized Loan Obligations (Cost $786,748,472)				787,479,336

FOREIGN CORPORATE BONDS 8.7%
2,575,700	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	2,197,627
610,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	604,088
7,300,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	6,705,838
4,300,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	4,044,944
5,600,000	Adaro Indonesia PT	4.25%		10/31/2024	5,529,707
4,897,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.45%	(a)	04/15/2027	5,029,904
3,000,000	AES Andes SA (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	2,972,445
2,800,000	AES Andes SA (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	2,774,282
7,315,263	AI Candelaria Spain SA	7.50%		12/15/2028	7,169,773
800,000	Algonquin Power & Utilities Corp.	5.37%	(e)	06/15/2026	795,907
1,900,000	AngloGold Ashanti Holdings PLC	3.38%		11/01/2028	1,711,401
5,455,000	Avolon Holdings Funding Ltd.	2.13%	(a)	02/21/2026	5,084,624
3,500,000	Axiata SPV2 Bhd	4.36%		03/24/2026	3,431,587
6,285,000	BAE Systems PLC	5.00%	(a)	03/26/2027	6,274,027
400,000	Banco Bilbao Vizcaya Argentaria Colombia SA	4.88%		04/21/2025	393,208
2,300,000	Banco BTG Pactual SA/Cayman Islands	4.50%		01/10/2025	2,270,796
3,000,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	2,830,519
400,000	Banco Continental SAECA	2.75%		12/10/2025	377,403
6,000,000	Banco de Bogota SA	6.25%		05/12/2026	6,002,573
500,000	Banco de Credito del Peru SA	5.85%	(a)	01/11/2029	506,123

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

3,050,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,922,993
1,800,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,663,672
9,350,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	8,641,853
3,177,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa	4.38%		04/11/2027	3,064,378
3,801,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	3,644,171
8,750,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	8,409,661
2,000,000	Banco Latinoamericano de Comercio Exterior SA	2.38%	(a)	09/14/2025	1,899,420
2,900,000	Banco Latinoamericano de Comercio Exterior SA	2.38%		09/14/2025	2,754,159
4,400,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	7.53%		10/01/2028	4,579,507
3,200,000	Bancolombia SA (5 Year CMT Rate + 2.93%)	6.91%		10/18/2027	3,216,326
11,800,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	11,509,892
2,605,000	Bank of Montreal	1.50%		01/10/2025	2,528,428
2,688,000	Bank of Nova Scotia/The	4.75%		02/02/2026	2,669,254
1,965,000	BAT Capital Corp.	2.79%		09/06/2024	1,940,407
3,380,000	BAT International Finance PLC	1.67%		03/25/2026	3,148,045
6,221,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	6,167,754
6,150,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	5,719,437
600,000	Bharti Airtel Ltd.	4.38%		06/10/2025	590,366
3,990,000	BHP Billiton Finance USA Ltd.	5.25%		09/08/2026	4,014,863
2,510,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.62%)	5.96%	(a)	08/11/2025	2,520,135
5,185,000	BPCE SA	2.38%	(a)	01/14/2025	5,049,219
8,800,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	8,831,988
1,127,000	BRF GmbH	4.35%		09/29/2026	1,071,950
1,750,000	Camposol SA	6.00%		02/03/2027	1,350,740
3,065,000	Canadian Imperial Bank of Commerce	3.95%		08/04/2025	3,011,141
5,225,000	Canadian Pacific Railway Co.	1.35%		12/02/2024	5,081,423
1,100,000	Cencosud SA	5.15%		02/12/2025	1,093,634
11,883,385	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	9,346,283
3,600,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	3,475,376
4,920,000	Commonwealth Bank of Australia (US Secured Overnight Financing Rate + 0.40%)	5.75%	(a)	07/07/2025	4,924,553
8,100,000	Cosan Luxembourg SA	7.00%		01/20/2027	8,160,126
1,400,000	Credicorp Ltd.	2.75%		06/17/2025	1,348,121
3,320,000	Daimler Truck Finance North America LLC	1.63%	(a)	12/13/2024	3,230,619

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

2,185,000	Daimler Truck Finance North America LLC	5.15%	(a)	01/16/2026	2,177,939
13,000,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	12,103,331
686,381	Digicel Group Holdings Ltd.	0.00%	(a)(c)	12/31/2030	106,044
1,961	Digicel Group Holdings Ltd.	0.00%	(a)(c)	12/31/2030	1,584
192,410	Digicel Group Holdings Ltd.	0.00%	(a)(c)	12/31/2030	2,210
136,935	Digicel Group Holdings Ltd.	0.00%	(a)(c)	12/31/2030	126,449
2,055,400	Empresa Electrica Angamos SA	4.88%		05/25/2029	1,862,860
2,909,865	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,818,971
5,195,000	Enbridge, Inc.	2.50%		02/14/2025	5,061,215
7,000,000	Enel Generacion Chile SA	4.25%		04/15/2024	6,997,988
9,126,471	Fenix Power Peru SA	4.32%		09/20/2027	8,794,496
1,350,000	Freeport Indonesia PT	4.76%	(a)	04/14/2027	1,321,492
3,700,000	Freeport Indonesia PT	4.76%		04/14/2027	3,621,867
5,950,000	Freeport-McMoRan, Inc.	5.00%		09/01/2027	5,908,417
5,500,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	5,265,605
9,569,680	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	8,987,673
3,990,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	3,926,385
3,985,000	Glencore Funding LLC (Secured Overnight Financing Rate + 1.06%)	6.41%	(a)	04/04/2027	3,987,441
3,779,000	Global Bank Corp. (3 Month LIBOR USD + 3.30%)	5.25%	(f)	04/16/2029	3,478,063
6,407,280	GNL Quintero SA	4.63%		07/31/2029	6,272,575
6,400,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	6,380,018
3,615,000	Grupo de Inversiones Suramericana SA	5.50%		04/29/2026	3,545,158
8,053,826	Guara Norte SARL	5.20%		06/15/2034	7,354,512
748,920	Hunt Oil Co. of Peru LLC Sucursal Del Peru	6.38%	(a)	06/01/2028	741,926
3,000,000	Industrias Penoles SAB de CV	4.15%		09/12/2029	2,807,516
7,334,000	Inkia Energy Ltd.	5.88%		11/09/2027	7,183,223
1,200,000	Intercorp Financial Services, Inc.	4.13%		10/19/2027	1,129,073
627,775	Interoceanica IV Finance Ltd. Series 2007	0.00%		11/30/2025	592,463
8,000,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	7,648,212
500,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	2.50%		01/15/2027	461,208
900,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	3.00%		02/02/2029	797,539
2,615,000	JDE Peet’s NV	0.80%	(a)	09/24/2024	2,550,550
2,696,750	JSW Hydro Energy Ltd.	4.13%		05/18/2031	2,392,466
1,000,000	Kallpa Generacion SA	4.88%		05/24/2026	976,575
3,500,000	KT Corp.	1.00%		09/01/2025	3,294,404
2,000,000	KT Corp.	2.50%		07/18/2026	1,883,283
4,600,000	LG Chem Ltd.	3.25%		10/15/2024	4,539,636
3,638,740	LLPL Capital Pte Ltd.	6.88%		02/04/2039	3,643,323
2,485,000	Macquarie Bank Ltd. (US Secured Overnight Financing Rate + 1.20%)	6.55%	(a)	12/07/2026	2,512,102
5,525,000	Magna International, Inc.	5.05%		03/14/2029	5,526,383
300,000	MEGlobal BV	4.25%		11/03/2026	289,190
11,800,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	11,666,259
200,000	MEGlobal Canada ULC	5.00%		05/18/2025	197,733
2,000,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	1,940,121
1,300,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	1,261,079
4,117,630	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	4,056,845

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

3,235,500	Millicom International Cellular SA	6.63%		10/15/2026	3,223,544
6,570,000	Millicom International Cellular SA	5.13%		01/15/2028	6,237,256
10,692,700	Minejesa Capital BV	4.63%		08/10/2030	10,174,942
3,130,000	Minerva Luxembourg SA	5.88%		01/19/2028	3,030,279
6,405,000	Mitsubishi UFJ Financial Group, Inc.	3.78%		03/02/2025	6,309,827
2,496,000	Mizuho Financial Group, Inc. (US Secured Overnight Financing Rate + 0.96%)	6.30%		05/22/2026	2,505,862
1,614,008	Mong Duong Finance Holdings BV	5.13%		05/07/2029	1,544,243
800,000	Multibank, Inc.	7.75%	(a)	02/03/2028	808,042
7,083,873	MV24 Capital BV	6.75%		06/01/2034	6,670,927
7,100,000	NBM US Holdings, Inc.	7.00%		05/14/2026	7,132,788
4,035,000	Nutrien Ltd.	4.90%		03/27/2028	4,015,849
2,579,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	4.40%		06/01/2027	2,529,683
5,400,000	Orazul Energy Peru SA	5.63%		04/28/2027	5,118,336
9,000,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	8,509,935
500,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	472,774
1,180,292	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	1,179,667
10,000,000	Reliance Industries Ltd.	4.13%		01/28/2025	9,872,072
2,390,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	5.87%		01/20/2026	2,390,163
3,100,000	Sasol Financing USA LLC	4.38%		09/18/2026	2,934,308
6,400,000	Sociedad Quimica y Minera de Chile SA	4.38%		01/28/2025	6,323,610
1,900,000	Southern Copper Corp.	3.88%		04/23/2025	1,863,393
3,200,000	St Marys Cement, Inc. Canada	5.75%		01/28/2027	3,221,600
3,000,000	Suzano International Finance BV	4.00%		01/14/2025	2,956,141
3,601,000	Telefonica Celular del Paraguay SA	5.88%		04/15/2027	3,502,605
2,585,000	Toronto-Dominion Bank/The	0.70%		09/10/2024	2,531,823
3,700,000	Transportadora de Gas del Peru SA	4.25%		04/30/2028	3,600,950
5,400,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	5,014,397
200,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	183,296
940,000	Vedanta Resources Ltd.	13.88%		12/09/2028	823,520
3,765,000	Westpac Banking Corp. (US Secured Overnight Financing Rate + 0.72%)	6.06%		11/17/2025	3,779,964

	Total Foreign Corporate Bonds (Cost $498,661,813)				490,941,868

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.8%
7,486,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	6,780,813
2,363,724	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	1,737,710
17,400,000	Colombia Government International Bond	4.50%		01/28/2026	17,048,252
6,336,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(f)	07/15/2029	6,330,741
2,000,000	Dominican Republic International Bond	5.50%		01/27/2025	1,990,000
3,700,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	3,655,297
3,000,000	Korea Development Bank/The	1.00%		09/09/2026	2,731,688
5,000,000	Korea Development Bank/The	0.80%		04/27/2026	4,599,660
4,000,000	Korea East-West Power Co. Ltd.	1.75%	(a)	05/06/2025	3,846,773
2,000,000	Korea East-West Power Co. Ltd.	1.75%		05/06/2025	1,923,387
4,200,000	Korea Hydro & Nuclear Power Co. Ltd.	1.25%	(a)	04/27/2026	3,874,458
7,000,000	Korea Southern Power Co. Ltd.	0.75%	(a)	01/27/2026	6,459,986
1,834,377	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	1,821,247
1,000,000	Oleoducto Central SA	4.00%		07/14/2027	935,153
900,000	ONGC Videsh Ltd.	4.63%		07/15/2024	896,413
2,000,000	Panama Government International Bond	3.75%		03/16/2025	1,950,231
6,100,000	Paraguay Government International Bond	4.70%		03/27/2027	5,949,838
9,000,000	Pertamina Persero PT	1.40%		02/09/2026	8,358,426
1,400,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.13%		05/15/2027	1,349,690
3,634,000	Petrobras Global Finance BV	7.38%		01/17/2027	3,780,229
1,800,000	Republic of South Africa Government International Bond	4.88%		04/14/2026	1,755,169
1,000,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	939,050
11,500,000	TNB Global Ventures Capital Bhd	3.24%		10/19/2026	10,944,248

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $103,663,401)				99,658,459

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.2%

	ACREC Trust
13,965,699	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.26%, 1.15% Floor)	6.59%	(a)	10/16/2036	13,930,520

	Arbor Multifamily Mortgage Securities Trust
14,340,000	Series 2021-MF2-A2	2.02%	(a)	06/15/2054	13,389,413

	Arbor Realty Trust, Inc.
5,000,000	Series 2021-FL1-AS (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	12/15/2035	4,944,345
11,840,000	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.18%, 1.18% Floor)	6.51%	(a)	08/15/2034	11,791,124

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AREIT Trust
4,591,074	Series 2022-CRE6-A (US 30 Day Average Secured Overnight Financing Rate + 1.25%, 1.25% Floor)	6.57%	(a)	01/20/2037	4,576,874

	Ares Commercial Real Estate Corp.
5,000,000	Series 2021-FL4-AS (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	12/18/2037	4,927,810

	Atrium Hotel Portfolio Trust
2,579,000	Series 2018-ATRM-A (CME Term SOFR 1 Month + 1.25%, 0.95% Floor)	6.57%	(a)	06/15/2035	2,567,340

	Banc of America Merrill Lynch Commercial Mortgage, Inc.
30,754,958	Series 2016-UB10-XA	1.73%	(b)(g)	07/15/2049	759,986

	BANK
72,076,720	Series 2017-BNK5-XA	0.94%	(b)(g)	06/15/2060	1,647,083
89,810,102	Series 2017-BNK6-XA	0.77%	(b)(g)	07/15/2060	1,693,666
21,237,776	Series 2019-BN20-XA	0.81%	(b)(g)	09/15/2062	754,311
189,622,214	Series 2020-BN26-XA	1.21%	(b)(g)	03/15/2063	9,994,740

	BANK5
4,044,982	Series 2023-5YR2-A1	6.20%		07/15/2056	4,101,604

	BBCMS Trust
78,960,988	Series 2017-C1-XA	1.45%	(b)(g)	02/15/2050	2,610,750
17,989,000	Series 2018-TALL-A (CME Term SOFR 1 Month + 0.92%, 0.87% Floor)	6.25%	(a)	03/15/2037	17,290,958
117,780,924	Series 2020-C6-XA	1.04%	(b)(g)	02/15/2053	5,339,221
59,000,000	Series 2020-C6-XB	0.67%	(b)(g)	02/15/2053	2,152,261
1,691,564	Series 2023-C22-A1	6.36%		11/15/2056	1,735,647

	BDS Ltd.
1,619,073	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	06/16/2036	1,605,177
3,832,100	Series 2021-FL8-A (CME Term SOFR 1 Month + 1.03%, 0.92% Floor)	6.36%	(a)	01/18/2036	3,831,380

	Benchmark Mortgage Trust
88,154,251	Series 2018-B1-XA	0.52%	(b)(g)	01/15/2051	1,362,424
174,366,345	Series 2020-B16-XA	1.04%	(b)(g)	02/15/2053	7,206,439
35,720,000	Series 2020-IG1-XB	0.13%	(b)(g)	09/15/2043	301,227
2,187,067	Series 2023-B39-A1	6.04%		07/15/2056	2,207,373
1,573,352	Series 2023-V2-A1	5.85%		05/15/2055	1,575,056

	Blackstone Mortgage Trust, Inc.
19,256,970	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%	(a)	05/15/2038	18,384,553

	BMO Mortgage Trust
2,286,912	Series 2023-C5-A1	5.74%		06/15/2056	2,300,955

	BPR Trust
8,789,000	Series 2021-TY-A (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%	(a)	09/15/2038	8,741,181

	BRSP Ltd.
13,927,976	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.26%, 1.15% Floor)	6.59%	(a)	08/19/2038	13,776,119

	BSPRT Co.-Issuer LLC
17,471,695	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	03/15/2036	17,365,223
13,021,318	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.43%, 1.43% Floor)	6.76%	(a)	12/15/2038	12,974,272
6,259,484	Series 2022-FL8-A (US 30 Day Average Secured Overnight Financing Rate + 1.50%, 1.50% Floor)	6.82%	(a)	02/15/2037	6,236,392

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BSREP Commercial Mortgage Trust
12,366,617	Series 2021-DC-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	08/15/2038	11,859,963

	BX Trust
6,893,217	Series 2020-VKNG-A (CME Term SOFR 1 Month + 1.04%, 0.93% Floor)	6.37%	(a)	10/15/2037	6,885,337
3,908,430	Series 2021-21M-A (CME Term SOFR 1 Month + 0.84%, 0.73% Floor)	6.17%	(a)	10/15/2036	3,879,375
7,752,000	Series 2021-VIEW-A (CME Term SOFR 1 Month + 1.39%, 1.28% Floor)	6.72%	(a)	06/15/2036	7,543,675
16,787,000	Series 2021-VOLT-B (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	09/15/2036	16,612,774
5,474,293	Series 2021-XL2-B (CME Term SOFR 1 Month + 1.11%, 1.00% Floor)	6.44%	(a)	10/15/2038	5,427,753

	BXMT Ltd.
827,376	Series 2020-FL2-A (CME Term SOFR 1 Month + 1.01%, 1.01% Floor)	6.34%	(a)	02/15/2038	797,295

	CFCRE Commercial Mortgage Trust
42,452,000	Series 2017-C8-XB	0.89%	(b)(g)	06/15/2050	1,031,554

	CFK Trust
116,365,000	Series 2020-MF2-X	0.77%	(a)(b)(g)	03/15/2039	2,245,007

	Citigroup Commercial Mortgage Trust
3,814,591	Series 2014-GC23-A3	3.36%		07/10/2047	3,798,614
3,099,807	Series 2015-P1-A4	3.46%		09/15/2048	3,032,060
29,967,430	Series 2016-GC36-XA	1.21%	(b)(g)	02/10/2049	504,981
7,054,738	Series 2016-P3-A3	3.06%		04/15/2049	6,797,167
50,867,473	Series 2016-P3-XA	1.65%	(b)(g)	04/15/2049	1,030,829
6,330,745	Series 2017-P7-A3	3.44%		04/14/2050	6,014,468
9,000,000	Series 2018-TBR-A (CME Term SOFR 1 Month + 1.19%, 0.83% Floor)	6.52%	(a)	12/15/2036	8,946,845

	Citigroup/Deutsche Bank Commercial Mortgage Trust
700,000	Series 2016-C3-A5	2.89%		08/10/2049	657,850
20,392,332	Series 2017-CD4-XA	1.22%	(b)(g)	05/10/2050	576,100

	CLNC Ltd.
16,347,927	Series 2019-FL1-AS (CME Term SOFR 1 Month + 1.66%, 1.55% Floor)	6.99%	(a)	08/20/2035	16,173,070

	Commercial Mortgage Pass Through Certificates
10,354,714	Series 2013-CR12-XA	0.56%	(b)(g)	10/10/2046	674
225,000	Series 2014-CR18-AM	4.10%		07/15/2047	223,886
9,391,290	Series 2014-UBS5-A3	3.57%		09/10/2047	9,344,122
135,328,113	Series 2015-CR25-XA	0.79%	(b)(g)	08/10/2048	1,073,910
6,818,000	Series 2015-DC1-A5	3.35%		02/10/2048	6,678,146
11,308,000	Series 2018-HCLV-A (CME Term SOFR 1 Month + 1.30%, 1.00% Floor)	6.62%	(a)	09/15/2033	10,650,985

	Computershare Corporate Trust
23,662,763	Series 2015-LC22-XA	0.73%	(b)(g)	09/15/2058	195,152
156,349,497	Series 2019-C51-XA	1.28%	(b)(g)	06/15/2052	8,272,311
11,851,000	Series 2021-C60-A2	2.04%		08/15/2054	11,062,123
3,201,089	Series 2021-SAVE-A (CME Term SOFR 1 Month + 1.26%, 1.15% Floor)	6.59%	(a)	02/15/2040	3,182,722
4,472,000	Series 2021-SAVE-B (CME Term SOFR 1 Month + 1.56%, 1.45% Floor)	6.89%	(a)	02/15/2040	4,430,399

	Cross Harbor Capital Partners
2,175,240	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%	(a)	02/15/2038	2,169,707
4,590,000	Series 2021-FL1-AS (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	02/15/2038	4,552,247

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSAIL Commercial Mortgage Trust
2,435,663	Series 2015-C3-A3	3.45%		08/15/2048	2,382,629
87,124,477	Series 2017-C8-XA	1.07%	(b)(g)	06/15/2050	2,303,815
12,851,276	Series 2017-CX9-XA	0.61%	(b)(g)	09/15/2050	142,284

	DBCG Mortgage Trust
12,925,000	Series 2017-BBG-B (Prime Rate + 0.00%)	8.50%	(a)	06/15/2034	12,925,248

	EQUS Mortgage Trust
18,292,633	Series 2021-EQAZ-A (CME Term SOFR 1 Month + 0.87%, 0.76% Floor)	6.20%	(a)	10/15/2038	18,202,786

	Extended Stay America Trust
5,101,547	Series 2021-ESH-A (CME Term SOFR 1 Month + 1.19%, 1.08% Floor)	6.52%	(a)	07/15/2038	5,103,222

	FS Rialto
4,941,817	Series 2019-FL1-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	12/16/2036	4,919,381
18,205,050	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.33%, 1.33% Floor)	6.66%	(a)	05/16/2038	18,034,432
8,822,378	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	11/16/2036	8,807,027

	Granite Point Mortgage Trust, Inc.
13,069,720	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	07/16/2035	12,926,633
12,166,663	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.46%, 1.35% Floor)	6.79%	(a)	12/15/2036	11,922,746

	Great Wolf Trust
4,694,828	Series 2019-WOLF-A (CME Term SOFR 1 Month + 1.35%, 1.12% Floor)	6.67%	(a)	12/15/2036	4,694,490
13,500,000	Series 2024-WOLF-A (CME Term SOFR 1 Month + 1.54%, 1.54% Floor)	6.84%	(a)	03/15/2039	13,542,873

	Greystone Commercial Real Estate Notes
14,146	Series 2019-FL2-A (CME Term SOFR 1 Month + 1.29%, 1.18% Floor)	6.62%	(a)	09/15/2037	14,086
14,933,000	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.13%, 1.02% Floor)	6.46%	(a)	07/15/2039	14,861,501

	GS Mortgage Securities Corp. II
2,404,561	Series 2013-GC13-AS	3.84%	(a)(b)	07/10/2046	2,294,463
1,860,000	Series 2014-GC26-A5	3.63%		11/10/2047	1,830,308
105,538,323	Series 2017-GS6-XA	1.01%	(b)(g)	05/10/2050	2,648,136
125,585,323	Series 2017-GS7-XA	1.08%	(b)(g)	08/10/2050	3,380,041
135,711,056	Series 2017-GS8-XA	0.93%	(b)(g)	11/10/2050	3,562,293
2,615,000	Series 2018-TWR-A (CME Term SOFR 1 Month + 1.20%, 0.90% Floor)	6.52%	(a)	07/15/2031	2,174,046
51,226,802	Series 2019-GC42-XA	0.81%	(b)(g)	09/10/2052	1,745,835
9,296,000	Series 2021-IP-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	10/15/2036	9,174,163

	HGI CRE CLO Ltd.
2,169,370	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.16%, 1.16% Floor)	6.49%	(a)	06/16/2036	2,148,694

	JP Morgan Chase Commercial Mortgage Securities
2,829,088	Series 2014-C20-XA	0.59%	(b)(g)	07/15/2047	174
55,597,276	Series 2016-JP4-XA	0.57%	(b)(g)	12/15/2049	643,372
24,647,037	Series 2019-COR5-XA	1.47%	(b)(g)	06/13/2052	1,294,901
59,178,200	Series 2020-ACE-XA	0.34%	(a)(b)(g)	01/10/2037	137,175
117,285,000	Series 2020-MKST-XCP	0.00%	(a)(b)(g)	12/15/2036	1,173

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust
309,335	Series 2014-C18-A5	4.08%		02/15/2047	308,527
2,654,342	Series 2014-C21-A5	3.77%		08/15/2047	2,638,744
2,550,000	Series 2014-C25-B	4.35%	(b)	11/15/2047	2,346,190
1,183,810	Series 2015-C30-A4	3.55%		07/15/2048	1,146,331
49,866,549	Series 2015-C32-XA	1.09%	(b)(g)	11/15/2048	431,261
8,970,000	Series 2015-C33-AS	4.02%		12/15/2048	8,573,345
425,336	Series 2016-C1-A5	3.58%		03/17/2049	409,612

	KREF
11,569,000	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	02/15/2039	11,394,620
11,380,000	Series 2021-FL2-B (CME Term SOFR 1 Month + 1.76%, 1.65% Floor)	7.09%	(a)	02/15/2039	10,835,285

	Ladder Capital Commercial Mortgage Securities LLC
746,971	Series 2017-LC26-A3	3.29%	(a)	07/12/2050	707,834
12,365,500	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.31%, 1.31% Floor)	6.64%	(a)	12/13/2038	12,210,572
9,891,367	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.56%, 1.56% Floor)	6.89%	(a)	11/15/2038	9,780,861

	Life Mortgage Trust US
5,652,078	Series 2021-BMR-A (CME Term SOFR 1 Month + 0.81%, 0.70% Floor)	6.14%	(a)	03/15/2038	5,592,693

	LoanCore
6,274,833	Series 2021-CRE5-A (CME Term SOFR 1 Month + 1.41%, 1.41% Floor)	6.74%	(a)	07/15/2036	6,246,301
14,503,161	Series 2021-CRE6-A (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	11/15/2038	14,431,733

	LSTAR Commercial Mortgage Trust
48,180,356	Series 2017-5-X	0.83%	(a)(b)(g)	03/10/2050	720,214

	Lument Finance Trust, Inc.
15,250,763	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.28%, 1.28% Floor)	6.61%	(a)	06/15/2039	15,187,441

	Mcp Holding Co. LLC
6,615,000	Series 2023-SHIP-A	4.32%	(a)(b)	09/10/2038	6,431,791

	Med Trust
965,367	Series 2021-MDLN-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	11/15/2038	963,634

	Merit 2020
5,302,858	Series 2022-MHIL-A (CME Term SOFR 1 Month + 0.81%, 0.82% Floor)	6.14%	(a)	01/15/2027	5,260,346

	MF1 Multifamily Housing Mortgage Loan Trust
1,060,093	Series 2021-FL5-A (CME Term SOFR 1 Month + 0.96%, 0.96% Floor)	6.29%	(a)	07/15/2036	1,058,572
10,343,000	Series 2021-FL5-AS (CME Term SOFR 1 Month + 1.31%, 1.31% Floor)	6.64%	(a)	07/15/2036	10,212,844
13,849,370	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	07/16/2036	13,785,649
9,267,792	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.19%, 1.08% Floor)	6.52%	(a)	10/16/2036	9,222,917
9,222,443	Series 2022-FL8-A (CME Term SOFR 1 Month + 1.35%, 1.35% Floor)	6.68%	(a)	02/19/2037	9,169,705

	Morgan Stanley ABS Capital I, Inc.
18,374,239	Series 2021-ILP-A (CME Term SOFR 1 Month + 0.89%, 0.78% Floor)	6.22%	(a)	11/15/2036	18,249,672

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust
1,137,799	Series 2014-C16-A5	3.89%		06/15/2047	1,133,370
13,698,806	Series 2014-C19-LNCX	0.60%	(a)(b)(g)	12/15/2046	16,229
2,425,000	Series 2015-C23-AS	4.00%	(b)	07/15/2050	2,352,513
227,944	Series 2015-C26-A3	3.21%		10/15/2048	227,345

	Morgan Stanley Capital I, Inc.
1,117,410	Series 2006-HQ10-X1	0.21%	(a)(b)(g)	11/12/2041	14,626
56,538,031	Series 2017-H1-XA	1.30%	(b)(g)	06/15/2050	1,438,865
7,895,000	Series 2019-PLND-D (CME Term SOFR 1 Month + 1.86%, 1.75% Floor)	7.19%	(a)	05/15/2036	6,222,556
344,614	Series 2021-L5-A1	0.79%		05/15/2054	326,358
14,862,000	Series 2021-L6-A2	2.13%	(b)	06/15/2054	12,908,999

	Natixis Commercial Mortgage Securities Trust
1,862,886	Series 2018-FL1-A (Prime Rate + 0.00%)	8.50%	(a)	06/15/2035	1,724,997

	PFP III Ltd.
2,460,519	Series 2021-8-A (CME Term SOFR 1 Month + 1.11%, 1.00% Floor)	6.44%	(a)	08/09/2037	2,444,701

	Ready Capital Corp.
1,923,568	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	07/25/2036	1,913,161

	SREIT Trust
9,380,127	Series 2021-MFP-A (CME Term SOFR 1 Month + 0.85%, 0.73% Floor)	6.17%	(a)	11/15/2038	9,318,820

	Starwood Property Mortgage Trust
12,887,000	Series 2019-FL1-AS (CME Term SOFR 1 Month + 1.51%, 1.51% Floor)	6.84%	(a)	07/15/2038	12,726,711
11,811,982	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	04/18/2038	11,672,128

	TPG Real Estate Finance Issuer Ltd.
11,517,706	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	03/15/2038	11,419,092
3,680,000	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.65%, 1.65% Floor)	6.97%	(a)	02/15/2039	3,661,751

	TTAN
4,551,276	Series 2021-MHC-A (CME Term SOFR 1 Month + 0.96%, 0.85% Floor)	6.29%	(a)	03/15/2038	4,546,968

	UBS Commercial Mortgage Trust
50,824,021	Series 2017-C1-XA	1.52%	(b)(g)	06/15/2050	1,814,819
85,536,586	Series 2017-C3-XA	1.11%	(b)(g)	08/15/2050	2,134,796
424,779	Series 2018-C13-A3	4.07%		10/15/2051	410,511
93,736,830	Series 2018-C8-XA	0.81%	(b)(g)	02/15/2051	2,509,316

	WB Commercial Mortgage Trust
7,445,000	Series 2024-HQ-A	6.13%	(a)(b)	03/15/2040	7,512,355

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $918,149,389)				805,312,133

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.0%

	Angel Oak Mortgage Trust LLC
14,953,151	Series 2021-7-A1	1.98%	(a)(b)	10/25/2066	12,554,968

	Arroyo Mortgage Trust
4,836,510	Series 2019-3-A2	3.21%	(a)(b)	10/25/2048	4,483,503
2,613,888	Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	2,428,209

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Mortgage Securities, Inc.
325,788	Series 2005-E-2A1	4.57%	(b)	06/25/2035	281,907

	BCAP LLC Trust
508,418	Series 2011-RR1-8A3	15.48%	(a)(b)(c)	09/30/2056	383,779

	Bear Stearns Adjustable Rate Mortgage Trust
1,249,050	Series 2003-9-4A1	5.80%	(b)	02/25/2034	1,229,957

	Bear Stearns Asset Backed Securities Trust
156,990	Series 2004-AC2-2A	5.00%		05/25/2034	129,744

	BRAVO Residential Funding Trust
3,939,972	Series 2020-RPL1-A1	2.50%	(a)(b)	05/26/2059	3,773,424
12,025,781	Series 2021-A-A1	4.99%	(a)(e)	10/25/2059	11,867,117
15,873,646	Series 2021-B-A1	5.12%	(a)(e)	04/01/2069	15,682,086
6,701,361	Series 2022-RPL1-A1	2.75%	(a)(b)	09/25/2061	6,047,978

	Carrington Mortgage Loan Trust
1,930,473	Series 2006-NC3-A3 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor, 12.50% Cap)	5.59%		08/25/2036	1,839,413

	Chase Funding Mortgage Loan Asset-Backed Certificates
1,783,453	Series 2004-2-1A5	6.20%	(e)	02/26/2035	1,751,309

	Citigroup Mortgage Loan Trust, Inc.
334,488	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	7.86%		03/25/2036	301,941
1,911,382	Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	1,728,793

	COLT Funding LLC
5,070,811	Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	4,316,162
5,179,433	Series 2021-5-A1	1.73%	(a)(b)	11/26/2066	4,449,009
14,671,105	Series 2021-RPL1-A1	1.67%	(a)(b)	09/25/2061	12,893,451
3,585,228	Series 2023-2-A1	6.60%	(a)(e)	07/25/2068	3,614,220

	Countrywide Home Loan Mortgage Pass Through Trust
259,772	Series 2004-HYB9-1A1	5.08%	(b)	02/20/2035	258,905
3,637,085	Series 2005-3-1A2 (CME Term SOFR 1 Month + 0.69%, 0.58% Floor)	6.02%		04/25/2035	3,311,187

	Credit Suisse Management LLC
26,475	Series 2005-11-5A1	5.25%		06/25/2026	17,266

	Credit Suisse Mortgage Capital Certificates
10,483,258	Series 2020-RPL3-A1	4.08%	(a)(b)	03/25/2060	10,448,723
1,811,908	Series 2021-NQM1-A2	0.99%	(a)(b)	05/25/2065	1,546,796
3,019,846	Series 2021-NQM1-A3	1.20%	(a)(b)	05/25/2065	2,592,096
7,215,594	Series 2021-NQM5-A3	1.35%	(a)(b)	05/25/2066	5,832,587
4,890,492	Series 2021-RPL4-A1	1.80%	(a)(b)	12/27/2060	4,755,332
17,138,319	Series 2022-NQM1-A1	2.27%	(a)(b)	11/25/2066	15,026,826
2,867,019	Series 2022-NQM5-A1	5.17%	(a)(b)	05/25/2067	2,843,592
8,552,262	Series 2022-RPL4-A1	3.90%	(a)(b)	04/25/2062	7,996,928

	Cross Mortgage Trust
4,878,517	Series 2024-H1-A1	6.09%	(a)(e)	12/25/2068	4,876,749

	CSMCM Trust
29,463,364	Series 2019-RP10-A1	3.14%	(a)(b)	12/26/2059	29,724,515

	Ellington Financial Mortgage Trust
936,118	Series 2020-1-A1	2.01%	(a)(b)	05/25/2065	907,978

	Fannie Mae Connecticut Avenue Securities
7,462,405	Series 2023-R08-1M1 (US 30 Day Average Secured Overnight Financing Rate + 1.50%)	6.82%	(a)	10/25/2043	7,499,116
14,465,918	Series 2024-R01-1M1 (US 30 Day Average Secured Overnight Financing Rate + 1.05%, 1.05% Floor)	6.37%	(a)	01/25/2044	14,476,800
16,868,240	Series 2024-R02-1M1 (US 30 Day Average Secured Overnight Financing Rate + 1.10%, 1.10% Floor)	6.42%	(a)	02/25/2044	16,882,195

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Asset Securities, Inc.
1,807,397	Series 2007-AR2-1A1	5.81%	(b)	08/25/2037	620,763

	FirstKey Homes Trust
7,252,226	Series 2020-SFR2-A	1.27%	(a)	10/19/2037	6,789,145

	Freddie Mac Structured Agency Credit Risk Debt Notes
2,030,072	Series 2022-DNA2-M1A (US 30 Day Average Secured Overnight Financing Rate + 1.30%)	6.62%	(a)	02/25/2042	2,035,413

	GCAT
5,185,438	Series 2022-NQM4-A1	5.27%	(a)(e)	08/25/2067	5,128,100

	GSR Mortgage Loan Trust
2,406,879	Series 2005-9F-2A2	6.00%		01/25/2036	1,110,980

	HOMES Trust
13,518,876	Series 2023-NQM2-A1	6.46%	(a)(e)	02/25/2068	13,542,153

	Homeward Opportunities Fund I Trust
12,024,515	Series 2022-1-A1	5.08%	(a)(e)	07/25/2067	11,882,885

	JP Morgan Alternative Loan Trust
16,725	Series 2006-S4-A6	6.21%	(e)	12/25/2036	16,323

	Legacy Mortgage Asset Trust
236,068	Series 2020-SL1-A	5.73%	(a)(e)	01/25/2060	236,184
911,134	Series 2021-GS1-A1	4.89%	(a)(e)	10/25/2066	900,189
10,016,989	Series 2021-GS2-A1	1.75%	(a)(e)	04/25/2061	9,735,743
17,934,240	Series 2021-GS3-A1	1.75%	(a)(e)	07/25/2061	17,395,095
23,303,309	Series 2021-GS4-A1	1.65%	(a)(e)	11/25/2060	22,608,387
2,513,645	Series 2021-SL1-A	4.99%	(a)(b)	09/25/2060	2,515,565

	Mastr Adjustable Rate Mortgages Trust
1,748,770	Series 2006-2-2A1	6.17%	(b)	04/25/2036	929,592

	MFRA Trust
1,640,680	Series 2021-NPL1-A1	5.36%	(a)(e)	03/25/2060	1,626,373
9,948,850	Series 2021-NQM2-A1	1.03%	(a)(b)	11/25/2064	8,597,934
1,291,432	Series 2021-NQM2-A2	1.32%	(a)(b)	11/25/2064	1,112,899

	Mill City Mortgage Trust
1,735,938	Series 2017-3-A1	2.75%	(a)(b)	01/25/2061	1,706,461

	MLCC Mortgage Investors, Inc.
399,861	Series 2005-3-2A	5.28%	(b)	11/25/2035	384,593

	Morgan Stanley Mortgage Loan Trust
7,105	Series 2004-1-1A1	5.00%		11/25/2033	5,193

	New Residential Mortgage Loan Trust
9,000,000	Series 2024-NQM1-A1	6.13%	(a)(e)	03/25/2064	9,044,532

	OBX Trust
13,000,000	Series 2024-NQM5-A1	5.99%	(a)(e)	03/25/2028	13,096,187

	Onslow Bay Mortgage Loan Trust
1,205,257	Series 2018-1-A2 (CME Term SOFR 1 Month + 0.76%)	6.09%	(a)	06/25/2057	1,162,081
10,038,204	Series 2022-NQM1-A1	2.31%	(a)(b)	11/25/2061	8,655,116
2,539,732	Series 2022-NQM7-A1	5.11%	(a)(e)	08/25/2062	2,508,275
8,703,404	Series 2023-NQM5-A1A	6.57%	(a)(e)	06/25/2063	8,786,085
11,500,000	Series 2024-NQM4-A1	6.07%	(a)(e)	01/25/2064	11,516,461

	Pretium Mortgage Credit Partners LLC
7,857,611	Series 2021-NPL1-A1	5.24%	(a)(e)	09/27/2060	7,775,020
3,085,458	Series 2021-NPL2-A1	1.99%	(a)(e)	06/27/2060	2,999,093
24,790,149	Series 2021-NPL3-A1	1.87%	(a)(e)	07/25/2051	23,998,639
14,438,395	Series 2021-RN1-A1	1.99%	(a)(e)	02/25/2061	14,113,359
4,791,539	Series 2021-RN2-A1	1.74%	(a)(e)	07/25/2051	4,644,966
17,090,081	Series 2021-RN3-A1	1.84%	(a)(e)	09/25/2051	16,364,983

	PRPM LLC
6,319,103	Series 2020-4-A1	5.61%	(a)(e)	10/25/2025	6,311,158
8,862,777	Series 2021-2-A1	5.12%	(a)(b)	03/25/2026	8,785,539
8,635,371	Series 2021-3-A1	1.87%	(a)(e)	04/25/2026	8,499,847
13,444,954	Series 2021-4-A1	1.87%	(a)(e)	04/25/2026	13,143,016
9,880,226	Series 2021-5-A1	1.79%	(a)(e)	06/25/2026	9,681,309
11,927,012	Series 2021-6-A1	1.79%	(a)(e)	07/25/2026	11,610,095
22,522,084	Series 2021-7-A1	1.87%	(a)(e)	08/25/2026	21,850,270

	Securitized Asset Backed Receivables LLC
3,792,276	Series 2006-NC1-A3 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		03/25/2036	3,409,077

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Starwood Mortgage Residential Trust
544,878	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	515,677
24,639,750	Series 2021-5-A1	1.92%	(a)(b)	09/25/2066	20,316,185

	Structured Asset Securities Corp.
86,865	Series 2003-24A-1A3	6.92%	(b)	07/25/2033	84,355

	Terwin Mortgage Trust
684,312	Series 2003-4HE-M1 (CME Term SOFR 1 Month + 1.24%, 1.13% Floor)	6.57%		09/25/2034	693,022

	VCAT Asset Securitization LLC
6,918,566	Series 2021-NPL1-A1	5.29%	(a)(e)	12/26/2050	6,876,188
4,599,455	Series 2021-NPL3-A1	1.74%	(a)(e)	05/25/2051	4,468,359
15,136,947	Series 2021-NPL4-A1	1.87%	(a)(e)	08/25/2051	14,688,831
6,869,528	Series 2021-NPL5-A1	1.87%	(a)(e)	08/25/2051	6,712,416
9,379,771	Series 2021-NPL6-A1	1.92%	(a)(e)	09/25/2051	9,116,946

	Velocity Commercial Capital Loan Trust
2,111,424	Series 2019-2-A	3.13%	(a)(b)	07/25/2049	1,960,956
5,100,252	Series 2021-1-M1	1.79%	(a)(b)	05/25/2051	4,046,081
19,385,051	Series 2021-2-A	1.52%	(a)(b)	08/25/2051	16,295,099
4,521,946	Series 2021-2-M1	1.82%	(a)(b)	08/25/2051	3,720,693

	Vericrest Opportunity Loan Transferee
7,067,509	Series 2021-NP10-A1	1.99%	(a)(e)	05/25/2051	6,814,545
15,905,572	Series 2021-NP11-A1	1.87%	(a)(e)	08/25/2051	15,393,195
8,146,806	Series 2021-NPL1-A1	4.89%	(a)(e)	02/27/2051	7,964,660
5,359,786	Series 2021-NPL3-A1	5.24%	(a)(e)	02/27/2051	5,248,515
4,217,135	Series 2021-NPL5-A1	5.12%	(a)(e)	03/27/2051	4,134,413
4,030,549	Series 2021-NPL6-A1	5.24%	(a)(e)	04/25/2051	3,972,662
17,049,293	Series 2021-NPL8-A1	5.12%	(a)(e)	04/25/2051	16,630,274
2,832,986	Series 2021-NPL9-A1	1.99%	(a)(e)	05/25/2051	2,738,666

	Verus Securitization Trust
626,037	Series 2020-2-A1	2.23%	(a)(b)	05/25/2060	618,974
186,122	Series 2020-INV1-A1	1.98%	(a)(b)	03/25/2060	185,195
8,010,319	Series 2021-4-A3	1.35%	(a)(b)	07/25/2066	6,375,744
7,271,949	Series 2021-7-A1	1.83%	(a)(b)	10/25/2066	6,325,419
12,725,040	Series 2022-INV1-A1	5.04%	(a)(e)	08/25/2067	12,554,575
424,169	Series 2022-INV1-A2	5.80%	(a)(e)	08/25/2067	420,777
19,416,165	Series 2023-4-A1	5.81%	(a)(e)	05/25/2068	19,321,016

	WaMu Mortgage Pass Through Certificates
139,001	Series 2002-AR16-A	6.33%	(b)	12/25/2032	130,322

	Wells Fargo Mortgage Backed Securities Trust
211,741	Series 2007-7-A36	6.00%		06/25/2037	188,757

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $772,917,128)				734,102,156

US CORPORATE BONDS 7.0%
2,515,000	AbbVie, Inc.	2.60%		11/21/2024	2,470,182
1,205,000	AGCO Corp.	5.45%		03/21/2027	1,210,910
1,370,000	American Electric Power Co., Inc.	5.20%		01/15/2029	1,374,012
5,015,000	American Express Co. (Secured Overnight Financing Rate + 1.00%)	6.34%		02/16/2028	5,033,520
2,670,000	Amgen, Inc.	5.51%		03/02/2026	2,667,521
2,625,000	Arrow Electronics, Inc.	6.13%		03/01/2026	2,624,228
2,995,000	AT&T, Inc.	5.54%		02/20/2026	2,993,466
7,500,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	6.04%	(a)	05/24/2024	7,504,047
1,625,000	Avery Dennison Corp.	0.85%		08/15/2024	1,594,142
4,200,000	Aviation Capital Group LLC	1.95%	(a)	09/20/2026	3,839,243
2,605,000	Boeing Co.	4.88%		05/01/2025	2,576,463
5,050,000	BP Capital Markets America, Inc.	4.70%		04/10/2029	5,039,704

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

2,775,000	Bristol-Myers Squibb Co. (US Secured Overnight Financing Rate + 0.49%)	5.83%		02/20/2026	2,784,954
2,465,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.88%		01/15/2027	2,390,262
2,615,000	Broadcom, Inc.	3.15%		11/15/2025	2,530,748
5,030,000	Brown & Brown, Inc.	4.20%		09/15/2024	4,995,099
5,245,000	Campbell Soup Co.	3.95%		03/15/2025	5,166,660
2,015,000	Campbell Soup Co.	5.20%		03/19/2027	2,020,518
7,110,000	Cardinal Health, Inc.	3.08%		06/15/2024	7,069,644
1,760,000	Carrier Global Corp.	5.80%		11/30/2025	1,772,340
2,370,000	Charles Schwab Corp. (Secured Overnight Financing Rate + 1.05%)	6.40%		03/03/2027	2,377,980
1,505,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.15%		11/10/2026	1,517,154
5,587,000	Citigroup, Inc. (CME Term SOFR 3 Month + 1.16%)	3.35%		04/24/2025	5,577,810
3,150,000	Citigroup, Inc. (US Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	3,079,122
2,665,000	Constellation Brands, Inc.	3.60%		05/09/2024	2,658,733
2,570,000	Crown Castle, Inc.	4.80%		09/01/2028	2,521,251
2,705,000	CVS Health Corp.	5.00%		02/20/2026	2,696,799
2,425,000	Dell International LLC / EMC Corp.	4.00%		07/15/2024	2,413,131
2,635,000	Dell International LLC / EMC Corp.	5.85%		07/15/2025	2,648,944
2,645,000	Dollar General Corp.	4.15%		11/01/2025	2,595,565
4,620,000	Dollar Tree, Inc.	4.00%		05/15/2025	4,543,167
7,664,000	Elevance Health, Inc.	3.50%		08/15/2024	7,603,180
2,770,000	Eli Lilly & Co.	5.00%		02/27/2026	2,767,241
5,115,000	Energy Transfer LP	6.05%		12/01/2026	5,219,115
5,415,000	Entergy Corp.	0.90%		09/15/2025	5,077,950
5,430,000	Equinix, Inc.	1.25%		07/15/2025	5,138,379
2,525,000	Exelon Corp.	5.15%		03/15/2029	2,531,779
5,060,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	5,083,037
5,385,000	Ford Motor Co.	4.35%		12/08/2026	5,244,440
2,690,000	General Mills, Inc.	4.00%		04/17/2025	2,651,490
2,020,000	General Mills, Inc.	5.24%		11/18/2025	2,014,439
5,035,000	General Motors Financial Co., Inc.	4.00%		01/15/2025	4,969,456
5,225,000	General Motors Financial Co., Inc.	5.25%		03/01/2026	5,211,235
2,475,000	Georgia Power Co.	5.00%		02/23/2027	2,479,182
2,690,000	Gilead Sciences, Inc.	3.65%		03/01/2026	2,622,172
3,210,000	Goldman Sachs Bank USA/New York NY (US Secured Overnight Financing Rate + 0.77%)	6.12%		03/18/2027	3,210,027
5,080,000	HCA, Inc.	5.38%		02/01/2025	5,066,509
3,760,000	Hewlett Packard Enterprise Co.	5.90%		10/01/2024	3,766,243
4,205,000	Hyatt Hotels Corp.	5.75%		01/30/2027	4,271,845
5,245,000	Hyundai Capital America	1.00%	(a)	09/17/2024	5,131,920
2,515,000	Hyundai Capital America	5.30%	(a)	03/19/2027	2,516,102
2,490,000	Intuit, Inc.	5.25%		09/15/2026	2,513,868
2,087,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 0.54%)	0.82%		06/01/2025	2,069,004
1,642,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 0.58%)	0.97%		06/23/2025	1,623,015
5,254,000	JPMorgan Chase & Co.	3.90%		07/15/2025	5,169,073
4,308,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 0.49%)	0.77%		08/09/2025	4,227,032
2,706,000	Kinder Morgan, Inc.	4.30%		06/01/2025	2,668,324
2,505,000	Kinder Morgan, Inc.	5.00%		02/01/2029	2,496,250
1,535,000	Lowe’s Cos., Inc.	4.40%		09/08/2025	1,516,668
5,030,000	Marriott International, Inc./MD	3.60%		04/15/2024	5,025,278
2,574,000	McDonald’s Corp.	3.38%		05/26/2025	2,520,003

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

2,850,000	McDonald’s Corp.	1.45%		09/01/2025	2,705,546
2,705,000	McKesson Corp.	5.25%		02/15/2026	2,698,583
1,645,000	Meta Platforms, Inc.	4.60%		05/15/2028	1,644,866
4,494,000	Microchip Technology, Inc.	0.98%		09/01/2024	4,403,279
675,000	Microchip Technology, Inc.	4.25%		09/01/2025	664,166
1,005,000	Microchip Technology, Inc.	5.05%		03/15/2029	1,005,565
5,135,000	Morgan Stanley (US Secured Overnight Financing Rate + 0.53%)	0.79%		05/30/2025	5,087,624
5,140,000	Morgan Stanley	3.88%		01/27/2026	5,022,775
5,075,000	Motorola Solutions, Inc.	5.00%		04/15/2029	5,052,049
2,120,000	New York Life Global Funding	3.60%	(a)	08/05/2025	2,076,016
1,550,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,544,749
950,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	943,774
2,480,000	NiSource, Inc.	5.25%		03/30/2028	2,498,285
3,954,000	Northrop Grumman Corp.	2.93%		01/15/2025	3,881,182
5,140,000	NVIDIA Corp.	0.58%		06/14/2024	5,089,268
3,835,000	Omnicom Group, Inc. / Omnicom Capital, Inc.	3.65%		11/01/2024	3,788,681
5,037,000	Oracle Corp.	5.80%		11/10/2025	5,080,448
2,405,000	O’Reilly Automotive, Inc.	5.75%		11/20/2026	2,445,208
2,555,000	Pacific Gas and Electric Co.	4.95%		06/08/2025	2,534,991
2,760,000	Pacific Gas and Electric Co.	2.10%		08/01/2027	2,486,168
1,786,000	Packaging Corp. of America	3.65%		09/15/2024	1,768,533
5,140,000	Parker-Hannifin Corp.	3.65%		06/15/2024	5,117,911
4,581,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.00%	(a)	07/15/2025	4,487,815
5,235,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.40%	(a)	07/01/2027	5,099,108
1,505,000	PepsiCo, Inc. (Secured Overnight Financing Rate + 0.40%)	5.74%		11/12/2024	1,507,018
995,000	Pfizer Investment Enterprises Pte Ltd.	4.65%		05/19/2025	988,849
5,035,000	Philip Morris International, Inc.	4.88%		02/13/2026	5,017,327
1,442,000	Phillips 66	3.85%		04/09/2025	1,420,467
1,260,000	Phillips 66	1.30%		02/15/2026	1,172,920
3,240,000	PNC Financial Services Group, Inc. (US Secured Overnight Financing Rate + 1.32%)	5.81%		06/12/2026	3,251,770
3,698,000	Public Service Enterprise Group, Inc.	5.85%		11/15/2027	3,789,106
5,220,000	Republic Services, Inc.	2.50%		08/15/2024	5,158,824
5,635,000	Royalty Pharma PLC	1.75%		09/02/2027	5,033,912
5,014,000	Ryder System, Inc.	5.25%		06/01/2028	5,039,508
2,464,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	2,462,475
4,110,000	Simon Property Group LP	2.00%		09/13/2024	4,045,596
3,475,000	Solventum Corp.	5.45%	(a)	02/25/2027	3,487,864
1,920,000	Southern California Edison Co. (Secured Overnight Financing Rate + 0.83%)	6.18%		04/01/2024	1,920,000
1,655,000	Southern California Edison Co.	4.90%		06/01/2026	1,647,250
2,665,000	Southern Co.	5.15%		10/06/2025	2,661,475
3,480,000	Stryker Corp.	4.85%		12/08/2028	3,482,777
5,093,000	Synchrony Financial	4.25%		08/15/2024	5,060,711
4,995,000	Take-Two Interactive Software, Inc.	4.95%		03/28/2028	4,977,767
2,410,000	Truist Financial Corp. (US Secured Overnight Financing Rate + 0.40%)	5.75%		06/09/2025	2,404,469
5,007,000	Union Pacific Corp.	4.75%		02/21/2026	5,003,121
1,420,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	1,411,676
2,680,000	Veralto Corp.	5.50%	(a)	09/18/2026	2,691,432
2,695,000	Viatris, Inc.	1.65%		06/22/2025	2,563,603
5,260,000	VICI Properties LP / VICI Note Co., Inc.	4.25%	(a)	12/01/2026	5,061,001
2,525,000	WEC Energy Group, Inc.	4.75%		01/09/2026	2,502,782

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

9,275,000	Wells Fargo & Co. (CME Term SOFR 3 Month + 1.09%)	2.41%	10/30/2025	9,099,585
5,153,000	Welltower OP LLC	4.00%	06/01/2025	5,066,893
2,765,000	Workday, Inc.	3.50%	04/01/2027	2,648,336
5,260,000	Zimmer Biomet Holdings, Inc.	1.45%	11/22/2024	5,120,019

	Total US Corporate Bonds (Cost $397,880,592)			395,516,698

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.6%

	Federal Home Loan Mortgage Corp.
455,070	Pool 840632 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%, 1.62% Floor, 7.67% Cap)	5.55%	05/01/2045	464,088
104,437	Pool N70081	5.50%	07/01/2038	102,405
14,197,100	Pool SC0321	3.50%	10/01/2042	13,023,948
3,828,236	Series 276-F5 (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%	09/15/2042	3,801,139
2,489,476	Series 339-F5 (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%	11/15/2044	2,449,761
10,980	Series 3872-BA	4.00%	06/15/2041	10,566
4,522,912	Series 4068-UF (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%	06/15/2042	4,462,351
348,911	Series 4203-NB	2.00%	10/15/2040	339,066
4,713,448	Series 4211-AP	1.60%	03/15/2043	4,321,736
2,379,038	Series 4484-CD	1.75%	07/15/2030	2,221,785
7,129,840	Series 4631-FA (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%	11/15/2046	7,005,540
2,786,743	Series 4851-PF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%	08/15/2057	2,700,342
2,681,546	Series 4878-FA (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%	05/15/2049	2,635,909
1,975,703	Series 4939-CF (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%	12/25/2049	1,944,574
3,959,231	Series 4987-BF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%	06/25/2050	3,886,785

	Federal National Mortgage Association
17,723	Pool AB3850	4.00%	11/01/2041	16,612
794,060	Pool AL2987 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%, 1.62% Floor, 7.31% Cap)	5.87%	11/01/2042	811,497
241,577	Pool AL4292	4.50%	04/01/2026	238,746

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	59

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association (Cont.)
739,336	Pool BM3520 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.56%, 1.56% Floor, 7.00% Cap)	5.51%		05/01/2045	749,481
3,000,000	Pool BS7662	4.90%		03/01/2028	2,994,029
4,168,266	Pool MA5112	5.00%		08/01/2043	4,131,830
2,530,235	Series 2010-57-FA (US 30 Day Average Secured Overnight Financing Rate + 0.66%, 0.55% Floor, 7.00% Cap)	5.98%		06/25/2040	2,521,687
2,537,195	Series 2010-68-FJ (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 7.00% Cap)	5.88%		07/25/2040	2,520,671
1,002,383	Series 2011-134-FT (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%		12/25/2041	990,126
39,467	Series 2011-64-DB	4.00%		07/25/2041	37,968
1,897,681	Series 2016-62-FB (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		09/25/2046	1,877,665
3,976,776	Series 2016-84-FT (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%		11/25/2046	3,934,853
7,559,258	Series 2018-72-FB (US 30 Day Average Secured Overnight Financing Rate + 0.46%, 0.35% Floor, 6.50% Cap)	5.78%		10/25/2058	7,352,551
2,888,588	Series 2018-85-FE (US 30 Day Average Secured Overnight Financing Rate + 0.41%, 0.30% Floor, 6.50% Cap)	5.73%		12/25/2048	2,833,291
1,062,658	Series 2019-14-FA (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		04/25/2049	1,053,632
11,200,462	Series 2019-43-FD (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		08/25/2049	10,986,929
4,713,356	Series 2019-49-FB (US 30 Day Average Secured Overnight Financing Rate + 0.59%, 0.48% Floor, 6.50% Cap)	5.91%		09/25/2049	4,651,403
2,230,997	Series 2019-M21-3A1	2.10%		06/25/2034	2,102,660
11,704,121	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	10,454,245
9,209,597	Series 2021-21-HG	2.00%		11/25/2047	8,043,004
15,792,501	Series 2021-M7-A1	1.73%	(b)	03/25/2031	14,182,588

	Government National Mortgage Association
4,031,878	Series 2013-116-WU	3.00%		12/20/2042	3,890,365
3,798,101	Series 2016-16-DF (CME Term SOFR 1 Month + 0.41%, 0.30% Floor, 6.50% Cap)	5.74%		02/16/2046	3,738,302
4,914,861	Series 2022-183-B	5.00%		04/20/2047	4,877,068

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association (Cont.)
4,161,236	Series 2024-25-AF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.51% Floor, 6.50% Cap)	5.83%		02/20/2049	4,077,739

	Total US Government and Agency Mortgage Backed Obligations (Cost $153,873,906)				148,438,937

US GOVERNMENT AND AGENCY OBLIGATIONS 23.2%
123,700,000	United States Treasury Note/Bond	4.00%		01/15/2027	122,235,894
165,900,000	United States Treasury Note/Bond	4.25%		01/31/2026	164,610,386
137,200,000	United States Treasury Note/Bond	4.25%		05/31/2025	136,098,649
73,700,000	United States Treasury Note/Bond	4.63%		06/30/2025	73,443,778
53,700,000	United States Treasury Note/Bond	4.63%		11/15/2026	53,882,496
112,000,000	United States Treasury Note/Bond	4.13%		02/15/2027	111,068,125
176,000,000	United States Treasury Note/Bond	4.88%		11/30/2025	176,281,875
192,900,000	United States Treasury Note/Bond	4.25%		12/31/2025	191,332,689
108,500,000	United States Treasury Note/Bond	4.38%		12/15/2026	108,249,941
181,200,000	United States Treasury Note/Bond	4.63%		02/28/2026	181,065,515

	Total US Government and Agency Obligations (Cost $1,324,565,131)				1,318,269,348

SHORT TERM INVESTMENTS 4.0%
55,661,756	First American Government Obligations Fund - U	5.26%	(h)		55,661,756
55,661,756	JPMorgan US Government Money Market Fund - IM	5.25%	(h)		55,661,756
55,661,756	MSILF Government Portfolio - Institutional	5.22%	(h)		55,661,756
56,400,000	United States Treasury Bill	0.00%		05/16/2024	56,031,716

	Total Short Term Investments (Cost $223,030,348)				223,016,984

	Total Investments 99.4% (Cost $5,803,843,046)				5,622,779,375
	Other Assets in Excess of Liabilities 0.6%				33,419,545

	NET ASSETS 100.0%				$5,656,198,920

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.2%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Foreign Corporate Bonds	8.7%
Asset Backed Obligations	7.5%
US Corporate Bonds	7.0%
Short Term Investments	4.0%
Bank Loans	3.5%
US Government and Agency Mortgage Backed Obligations	2.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.8%
Other Assets and Liabilities	0.6%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.2%
Non-Agency Commercial Mortgage Backed Obligations	14.2%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Asset Backed Obligations	7.5%
Banking	4.2%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	2.6%
Utilities	2.5%
Energy	1.4%
Transportation	1.2%
Healthcare	1.0%
Mining	1.0%
Technology	0.9%
Hotels/Motels/Inns and Casinos	0.8%
Automotive	0.7%
Pharmaceuticals	0.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Telecommunications	0.5%
Chemicals/Plastics	0.5%
Electronics/Electric	0.4%
Consumer Products	0.4%
Media	0.4%
Finance	0.4%
Food Products	0.4%
Chemical Products	0.3%
Building and Development (including Steel/Metals)	0.3%
Real Estate	0.3%
Insurance	0.3%
Commercial Services	0.3%
Containers and Glass Products	0.3%
Aerospace & Defense	0.2%
Retailers (other than Food/Drug)	0.2%
Beverage and Tobacco	0.2%
Food Service	0.2%
Diversified Manufacturing	0.1%
Business Equipment and Services	0.1%
Environmental Control	0.1%
Pulp & Paper	0.1%
Construction	0.1%
Industrial Equipment	0.1%
Other Assets and Liabilities	0.6%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(f)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(g)	Interest only security

(h)	Seven-day yield as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	61

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 86.1%

AEROSPACE & DEFENSE 1.6%

	Dynasty Acquisition Co., Inc.
826,565	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%	08/24/2028	828,710

	Standard Aero Ltd.
318,702	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%)	8.82%	08/24/2028	319,529

	TransDigm, Inc.
1,796,425	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.06%	08/24/2028	1,794,063

				2,942,302

AUTOMOTIVE 0.8%

	Clarios Global LP
1,007,475	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	05/06/2030	1,011,253

	Dexko Global, Inc.
342,074	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%	10/04/2028	339,294

				1,350,547

BEVERAGE AND TOBACCO 0.6%

	Triton Water Holdings, Inc.
1,153,896	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.86%	03/31/2028	1,143,229

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 0.8%

	Cornerstone Building Brands, Inc.
415,714	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	04/12/2028	414,299

	LBM Acquisition LLC
783,463	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%	12/20/2027	782,977

	MIWD Holdco II LLC
160,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%	03/28/2031	160,950

				1,358,226

BUSINESS EQUIPMENT AND SERVICES 3.4%

	Camelot US Acquisition LLC
14,027	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	14,038
165,028	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	165,152

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Camelot US Acquisition LLC (Cont.)
707,971	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	708,502

	CoreLogic, Inc.
1,008,131	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	06/02/2028	988,206

	Deerfield Dakota Holding LLC
1,003,072	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.06%	04/09/2027	999,381

	Dun & Bradstreet Corp.
247,143	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/18/2029	247,375

	EAB Global, Inc.
765,215	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	08/16/2028	766,554

	Eisner Advisory Group LLC
550,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%	02/28/2031	552,923

	Element Materials Technology Group US Holdings, Inc.
183,987	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%	06/25/2029	184,370
398,638	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%	06/25/2029	399,469

	First Advantage Holdings LLC
745,013	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	01/29/2027	745,247

	VT Topco, Inc.
294,263	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.58%	08/12/2030	295,419

				6,066,636

CHEMICALS/PLASTICS 3.8%

	Charter Next Generation, Inc.
680,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%	12/01/2027	682,009

	Ecovyst Catalyst Technologies LLC
464,294	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%	06/09/2028	464,656
1,207,164	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%	06/09/2028	1,208,106

	Hexion Holdings Corp.
701,223	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.98%	03/15/2029	691,459

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	INEOS US Finance LLC
896,857	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%)	8.93%	02/19/2030	897,979
215,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/31/2031	215,538

	INEOS US Petrochem LLC
880,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 4.25%)	9.68%	03/29/2029	879,454

	Nouryon USA LLC
149,453	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%	04/03/2028	150,106
575,756	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%	04/03/2028	578,275

	Olympus Water US Holding Corp.
539,024	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 4.25%)	9.57%	11/09/2028	541,385
180,625	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%	11/09/2028	180,953

	Polar US Borrower LLC
124,196	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%	10/15/2025	94,622
145,319	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%	10/15/2025	110,716

	Vantage Specialty Chemicals, Inc.
128,375	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	10.07%	10/26/2026	127,171

				6,822,429

COMMERCIAL SERVICES 3.3%

	Allied Universal Holdco LLC
371,492	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%	05/15/2028	371,456

	Ascend Learning LLC
285,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.85%, 0.50% Floor)	11.18%	12/10/2029	282,240
432,466	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	430,630
418,879	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	417,101

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cengage Learning, Inc.
395,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.58%		03/24/2031	395,061

	Coherent Corp. T/L B (03/24)
125,000	Senior Secured Term Loan	7.83%	(a)	07/02/2029	125,000

	Flame Newco LLC
7,996	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	7,536
259,722	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	244,788

	Garda World Security Corp.
1,029,476	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%)	9.58%		02/01/2029	1,032,698

	Mister Car Wash Holdings T/L (03/24)
155,000	Senior Secured Term Loan	8.33%	(a)	03/21/2031	155,549

	OMNIA Partners LLC
438,900	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%		07/25/2030	441,437

	Packers Holdings LLC
303,035	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.75% Floor)	8.68%		03/09/2028	194,700

	PECF USS Intermediate Holding III Corp.
495,370	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.50% Floor)	9.82%		12/15/2028	379,580

	Vestis Corp.
270,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		02/24/2031	270,338

	Viad Corp.
554,619	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.11%, 0.50% Floor)	10.44%		07/31/2028	556,874

	Wand NewCo 3, Inc.
480,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%		01/30/2031	481,913

					5,786,901

CONSTRUCTION 1.5%

	Artera Services LLC
660,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		02/10/2031	663,299

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Brand Industrial Services, Inc.
502,699	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%, 0.50% Floor)	10.81%	08/01/2030	505,482

	Quikrete Holdings, Inc.
125,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.50%)	7.94%	03/25/2031	125,209
395,960	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	03/19/2029	396,613

	Tamko Building Products LLC
398,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.83%	09/20/2030	398,498

	Tecta America Corp.
560,746	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%	04/10/2028	562,894

				2,651,995

CONSUMER PRODUCTS 2.1%

	APX Group, Inc.
612,563	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	07/10/2028	614,789
1,687	Senior Secured First Lien Term Loan (Prime Rate + 2.25%, 0.50% Floor)	10.75%	07/10/2028	1,693

	Energizer Holdings, Inc.
311,871	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%	12/22/2027	312,105

	Hunter Douglas, Inc.
618,964	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	612,920
227,276	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	225,056

	Kronos Acquisition Holdings, Inc.
514,127	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	515,381
219,176	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	219,711

	RH
482,637	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%	10/20/2028	471,665

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SWF Holdings I Corp.
798,272	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%	10/06/2028	736,737

				3,710,057

CONTAINERS AND GLASS PRODUCTS 3.1%

	Clydesdale Acquisition Holdings, Inc.
738,122	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.78%, 0.50% Floor)	9.11%	04/13/2029	739,967

	Graham Packaging Co., Inc.
1,051,214	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.75% Floor)	8.44%	08/04/2027	1,052,202

	Kloeckner Pentaplast of America, Inc.
267,928	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.98%, 0.50% Floor)	10.27%	02/09/2026	252,857

	Pregis TopCo LLC
989,528	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	07/31/2026	992,175

	Pretium PKG Holdings, Inc.
174,026	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	10.31%	10/02/2028	176,746
386,326	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	9.90%	10/02/2028	347,210
1,477	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	7.81%	10/02/2028	1,500
155,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.01%, 0.50% Floor)	12.33%	10/01/2029	96,924
3,085	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	8.50%	10/02/2028	2,773

	TricorBraun Holdings, Inc.
793,878	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	03/03/2028	785,974

	Trident TPI Holdings, Inc.
1,131,546	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.50% Floor)	9.57%	09/18/2028	1,133,351

				5,581,679

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ELECTRONICS/ELECTRIC 13.9%

	Access CIG LLC
1,024,850	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	10.33%	08/18/2028	1,027,253

	Applied Systems, Inc.
235,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%)	10.56%	02/23/2032	243,740
650,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%	02/24/2031	654,644

	Astra Acquisition Corp.
514,876	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.99%, 0.75% Floor)	14.48%	10/25/2029	159,290
747,411	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.36%, 0.50% Floor)	10.86%	10/25/2028	316,716

	Asurion LLC
135,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	02/03/2028	122,428
114,399	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.35%)	9.68%	08/19/2028	110,681
697,666	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	07/31/2027	672,128
420,985	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	12/23/2026	413,466
500,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	01/20/2029	449,728

	Boost Newco Borrower LLC
915,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.31%	01/31/2031	919,387

	Boxer Parent Co., Inc.
1,266,825	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%)	9.58%	12/29/2028	1,276,458

	Castle US Holding Corp.
240,725	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%)	9.35%	01/29/2027	170,442

	Central Parent, Inc.
904,975	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.31%	07/06/2029	908,694

	Chariot Buyer LLC
315,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%	11/03/2028	316,051

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Conservice Midco LLC
448,763	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		05/13/2027	450,802

	Constant Contact, Inc.
599,236	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%		02/10/2028	583,827

	Cornerstone OnDemand, Inc.
525,053	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.19%		10/16/2028	516,085

	Cyxtera DC Holdings, Inc.
288,397	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%, 1.00% Floor)	10.50%	(b)	05/01/2024	14,805

	Dcert Buyer, Inc.
285,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 7.00%)	12.33%		02/16/2029	258,837
677,161	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		10/16/2026	674,839

	DG Investment Intermediate Holdings 2, Inc.
378,056	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%		03/31/2028	378,461
150,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%, 0.75% Floor)	12.19%		03/31/2029	140,813
253,073	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.75%, 0.75% Floor)	10.08%		03/31/2028	253,864

	Ellucian Holdings, Inc.
1,122,563	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		10/29/2029	1,128,737

	Gainwell Acquisition Corp.
1,388,521	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.75% Floor)	9.41%		10/01/2027	1,330,723

	Genesys Cloud Services Holdings II T/L B
673,396	Senior Secured Term Loan	0.00%		12/01/2027	666,558

	Helios Software Holdings, Inc.
577,440	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%		07/15/2030	573,473

	Informatica LLC
1,048,600	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%		10/30/2028	1,050,697

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	65

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	ION Trading Finance Ltd.
333,598	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.20%	04/03/2028	333,598

	Ivanti Software, Inc.
313,184	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.84%	12/01/2027	294,001

	McAfee Corp.
766,365	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%	03/01/2029	766,740

	Mirion Technologies US, Inc.
656,965	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.01%, 0.50% Floor)	8.36%	10/20/2028	659,428

	Mitchell International, Inc.
130,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.61%, 0.50% Floor)	11.94%	10/15/2029	130,081
816,035	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%	10/15/2028	817,292

	Newfold Digital Holdings Group, Inc.
790,152	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.93%, 0.75% Floor)	9.42%	02/10/2028	772,966

	Polaris Newco LLC
553,182	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.57%	06/05/2028	548,472

	Proofpoint, Inc.
1,055,686	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	08/31/2028	1,057,412

	RealPage, Inc.
1,040,169	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	04/24/2028	1,013,369

	Travelport Finance Luxembourg SARL
97,804	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%	09/29/2028	91,581
338,888	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%	09/29/2028	317,328

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UKG, Inc.
150,690	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.35%, 0.50% Floor)	10.68%		05/03/2027	152,291
870,122	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%		02/10/2031	875,695

	Ultra Clean Holdings T/L (03/24)
240,000	Senior Secured Term Loan	8.82%	(a)	02/29/2028	240,601

	Ultra Clean Holdings, Inc.
283,961	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%)	9.19%		08/27/2025	284,673

	Wec US Holdings Ltd.
900,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		01/27/2031	900,000

					25,039,155

ENERGY 2.9%

	BCP Renaissance Parent LLC
527,442	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%		10/31/2028	529,586

	Buckeye Partners LP
415,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		11/02/2026	416,241

	Compass Power Generation LLC
912,417	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.36%, 1.00% Floor)	9.69%		04/14/2029	919,132

	Delek US Holdings, Inc.
313,186	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		11/19/2029	313,438

	Freeport LNG Investments LLLP
509,428	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.50% Floor)	9.08%		12/21/2028	506,621

	GIP II Blue Holding LP
259,132	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.61%, 1.00% Floor)	9.94%		09/29/2028	260,306

	GIP Pilot Acquisition Partners LP
350,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.33%		10/04/2030	351,575

	NRG Energy T/L B (03/24)
420,000	Senior Secured Term Loan	7.33%	(a)	03/27/2031	419,740

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Oryx Midstream Services Permian Basin LLC
728,175	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	10/05/2028	731,754

	Par Petroleum LLC
237,600	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.69%	02/28/2030	238,268

	Traverse Midstream Partners LLC
248,027	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.82%	02/16/2028	248,957

	WhiteWater DBR HoldCo LLC
315,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	03/03/2031	315,918

				5,251,536

FINANCE 2.9%

	Allspring Buyer LLC
748,340	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.89%	11/01/2028	748,751

	Edelman Financial Engines Center LLC/The
675,400	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.75% Floor)	8.94%	04/07/2028	676,309
413,234	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%)	12.19%	07/20/2026	415,947

	Focus Financial Partners LLC
666,273	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%	06/30/2028	664,527
683,288	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%	06/30/2028	681,900

	Hightower Holding LLC
905,502	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%	04/21/2028	907,766

	Minotaur Acquisition, Inc.
1,021,627	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.85%)	10.18%	03/30/2026	1,023,926

				5,119,126

FINANCIAL INTERMEDIARIES 0.3%

	Greystone Select Financial LLC
221,508	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.57%	06/17/2028	221,508

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Walker & Dunlop, Inc.
356,788	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.68%	12/18/2028	356,341

				577,849

FOOD PRODUCTS 1.0%

	CHG PPC Parent LLC
834,858	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	12/08/2028	836,946

	H-Food Holdings LLC
220,206	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.95%)	9.29%	05/30/2025	161,164

	Monogram Food Solutions LLC
830,875	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.44%	08/27/2028	832,952

				1,831,062

HEALTHCARE 10.4%

	ADMI Corp.
410,776	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%	12/23/2027	397,683
532,325	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.75%)	11.08%	12/23/2027	533,491

	Air Methods Corp.
13,321	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 9.10%)	14.41%	12/28/2028	13,554

	AthenaHealth Group, Inc.
1,144,564	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%	02/15/2029	1,136,609

	Aveanna Healthcare LLC
581,925	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.19%	07/17/2028	561,037
376,650	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.15%, 0.50% Floor)	12.49%	12/10/2029	324,861

	Bausch + Lomb Corp.
278,600	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%	09/29/2028	278,950
1,145,211	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	05/10/2027	1,134,618

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	67

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Catalent Pharma Solutions, Inc.
569,133	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%, 0.50% Floor)	7.44%		02/22/2028	569,488

	CHG Healthcare Services, Inc.
539,138	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.09%		10/02/2028	541,162
49,387	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		10/02/2028	49,573
549,365	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/29/2028	550,453

	CNT Holdings I Corp.
124,688	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.82%		11/08/2027	125,067

	Cotiviti, Inc.
805,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.25%)	8.58%		02/24/2031	803,994

	FinThrive Software Intermediate Holdings, Inc.
301,805	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.42%		12/18/2028	254,743

	Fortrea Holdings, Inc.
143,913	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		07/01/2030	144,512

	LifePoint Health, Inc.
1,152,031	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	11.09%		11/16/2028	1,156,455

	Maravai Intermediate Holdings LLC
493,569	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.31%		10/19/2027	485,753

	Medline Borrower LP
847,287	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.86%)	8.19%		10/23/2028	850,080

	Outcomes Group Holdings, Inc.
307,648	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.51%)	8.69%		10/24/2025	308,079

	Pacific Dental Services T/L B (02/24)
640,000	Senior Secured Term Loan	8.58%	(a)	03/07/2031	640,934

	Packaging Coordinators Midco, Inc.
1,075,299	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.75% Floor)	9.07%		11/30/2027	1,078,810

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Phoenix Newco, Inc.
1,515,668	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	11/15/2028	1,520,835

	PointClickCare Technologies, Inc.
287,140	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.26%, 0.75% Floor)	8.57%	12/29/2027	288,039

	Radiology Partners T/L
458,150	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	9.09%	01/31/2029	443,750
4,721	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	9.09%	01/31/2029	4,572

	Select Medical Corp.
987,679	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	03/05/2027	990,459

	Sotera Health Holdings LLC
972,650	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%	12/14/2026	972,047

	Sound Inpatient Physicians Holdings LLC
300,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.01%)	12.32%	06/29/2026	21,000

	Southern Veterinary Partners LLC
1,220,800	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 1.00% Floor)	9.44%	10/05/2027	1,223,546

	Team Health Holdings, Inc.
242,916	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%, 1.00% Floor)	10.56%	03/02/2027	216,195

	Verscend Holding Corp.
960,796	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%)	9.44%	08/27/2025	961,997

				18,582,346

HOTELS/MOTELS/INNS AND CASINOS 7.4%

	Alterra Mountain Co.
825,209	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	08/17/2028	829,682
397,750	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%)	9.18%	05/31/2030	400,236
105,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%	05/31/2030	105,656

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Bally’s Corp.
766,667	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.83%	10/02/2028	721,782

	Caesars Entertainment, Inc.
267,300	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.66%	02/06/2030	268,396
650,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.04%	02/06/2031	651,320

	Carnival Corp.
455,229	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.75% Floor)	8.69%	10/18/2028	456,415
114,138	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	8.32%	08/09/2027	114,447

	ClubCorp Holdings, Inc.
23,191	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%	09/18/2026	23,265
643,291	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%	09/18/2026	645,362

	Fertitta Entertainment LLC/NV
1,662,371	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%	01/29/2029	1,668,263

	Flutter Financing BV
224,438	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.56%	11/29/2030	224,938

	Hilton Grand Vacations Borrower LLC
445,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/17/2031	446,322

	MIC Glen LLC
681,466	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	07/21/2028	681,412

	Motion Finco SARL
1,015,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%)	9.07%	11/30/2029	1,014,618

	Ontario Gaming GTA LP
943,115	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%	08/01/2030	947,496

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Playa Resorts Holding BV
938,944	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%		01/05/2029	942,789

	Scientific Games Holdings LP
783,311	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.58%		04/04/2029	784,067

	SMG US Midco 2, Inc.
338,578	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%		01/23/2025	338,879
918,269	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%		01/23/2025	919,086

	Station Casinos LLC
265,000	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.25%)	7.82%		03/14/2031	264,970

	Whatabrands LLC
876,359	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		08/03/2028	877,897

					13,327,298

INDUSTRIAL EQUIPMENT 6.4%

	AI Aqua Merger Sub, Inc.
1,132,843	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.07%		07/31/2028	1,136,150

	BCPE Empire Holdings, Inc.
1,003,959	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%		12/25/2028	1,006,218

	Castlelake Aviation One DAC
905,840	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		10/22/2026	907,027
570	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	7.83%	(c)	10/22/2026	571

	Columbus McKinnon Corp./NY
484,335	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.81%		05/15/2028	486,152

	Crosby US Acquisition Corp.
219,450	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.32%		08/16/2029	220,936

	Gates Global LLC
290,575	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.33%		11/16/2029	291,872

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	69

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lummus Technology Holdings V LLC
1,007,132	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%		12/31/2029	1,009,549

	Madison IAQ LLC
1,016,148	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		06/21/2028	1,015,884

	Restaurant Technologies, Inc.
65,458	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.57%		04/02/2029	64,988
65,458	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%		04/02/2029	64,988
693,753	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%		04/02/2029	688,768

	Spin Holdco, Inc.
278,570	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%		03/06/2028	258,701

	SRS Distribution, Inc.
1,136,715	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		06/05/2028	1,145,860

	Titan Acquisition Ltd./Canada
845,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 5.00%)	10.33%		02/01/2029	848,257
1,218,114	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		03/28/2025	1,218,620

	TK Elevator US Newco, Inc.
1,131,086	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		04/15/2030	1,136,192

					11,500,733

INSURANCE 2.1%

	Acrisure LLC
439,875	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 4.25%, 0.50% Floor)	9.69%	(c)	02/15/2027	441,799
699,847	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 3.50%)	8.94%	(c)	02/15/2027	700,285

	Alliant Holdings Intermediate LLC
805,950	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%		11/06/2030	810,154

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AssuredPartners, Inc.
367,500	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%		02/12/2027	368,248
801,182	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%		02/12/2027	802,912
30,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%		02/14/2031	30,075

	Cross Financial Corp.
537,245	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%		09/15/2027	537,916

					3,691,389

MEDIA 3.2%

	Acuris Finance US, Inc.
1,231,458	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.50% Floor)	9.50%		02/16/2028	1,231,649

	AMC Entertainment Holdings, Inc.
218,098	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		04/22/2026	183,475

	Century DE Buyer LLC
155,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.32%		10/30/2030	155,756

	Charter Communications Operating LLC
1,004,950	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/09/2030	996,081
2,525	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.32%		12/09/2030	2,503

	CMG Media Corp.
647,032	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%)	8.91%		12/17/2026	565,865

	CSC Holdings LLC
711,295	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 2.50%)	7.94%	(c)	04/15/2027	644,992

	Directv Financing LLC
428,339	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.44%		08/02/2027	429,410

	iHeartCommunications, Inc.
311,103	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		05/01/2026	273,271

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nascar Holdings LLC
241,084	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		10/19/2026	242,399

	NEP Group, Inc.
24,105	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	23,043
491,285	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	469,639

	Sinclair Television Group, Inc.
298,606	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		09/30/2026	285,206

	Univision Communications, Inc.
206,325	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%		06/24/2029	207,021

					5,710,310

MINING 0.4%

	Foresight Energy LLC
387,201	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.10%, 1.50% Floor)	13.41%	(d)	06/30/2027	387,201

	Vibrantz Technologies, Inc.
266,038	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.40%, 0.50% Floor)	9.72%		04/23/2029	263,736

					650,937

PHARMACEUTICALS 2.1%

	Curium Bidco SARL
107,800	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	108,474
242,615	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	244,131
369,147	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	371,454

	Grifols Worldwide Operations USA, Inc.
596,073	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.15%)	7.46%		11/15/2027	578,450

	Jazz Financing Lux SARL
1,126,847	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%		05/05/2028	1,133,891

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Organon & Co.
665,982	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.43%	06/02/2028	669,175

	Perrigo Investments LLC
710,986	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%, 0.50% Floor)	7.68%	04/20/2029	709,803

				3,815,378

REAL ESTATE 0.8%

	Iron Mountain, Inc.
842,888	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.25%)	7.58%	01/31/2031	837,969

	Starwood Property Mortgage LLC
508,563	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%	11/18/2027	509,198

				1,347,167

RETAILERS (OTHER THAN FOOD/DRUG) 3.3%

	American Tire Distributors, Inc.
174,390	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.51%, 0.75% Floor)	11.83%	10/23/2028	152,156

	EG America LLC
85,881	Senior Secured First Lien Term Loan (Daily US Secured Overnight Financing Rate + 4.36%, 0.50% Floor)	10.10%	03/31/2026	85,988
498,747	Senior Secured First Lien Term Loan (Daily US Secured Overnight Financing Rate + 5.93%, 0.50% Floor)	11.24%	02/07/2028	497,500

	Great Outdoors Group LLC
967,392	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%	03/05/2028	969,138

	HomeServe USA Corp.
685,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	10/21/2030	687,483

	Mavis Tire Express Services Topco Corp.
667,883	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	9.08%	05/04/2028	669,780

	Michaels Cos., Inc.
644,095	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.82%	04/15/2028	579,541

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	71

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	PetSmart LLC
1,270,992	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%	02/12/2028	1,269,670

	StubHub Holdco Sub LLC
655,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.75%)	10.08%	03/12/2030	656,772

	Upbound Group, Inc.
369,015	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.68%, 0.50% Floor)	9.12%	02/17/2028	369,552

				5,937,580

TECHNOLOGY 0.4%

	CommScope, Inc.
182,793	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	04/06/2026	166,342

	Tiger Acquisition LLC
569,683	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	06/01/2028	565,612

				731,954

TELECOMMUNICATIONS 2.8%

	Altice France SA/France
721,063	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	10.81%	08/31/2028	577,077

	Aventiv Technologies LLC
456,727	First Lien Term Loan (CME Term SOFR 3 Month + 5.35%)	10.70%	07/31/2025	342,432

	Connect Finco SARL
573,012	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%	12/11/2026	573,146

	Gogo Intermediate Holdings LLC
846,514	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%	04/28/2028	846,281

	Level 3 Financing, Inc.
132,180	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2029	131,395
132,180	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2030	131,395

	Telesat LLC
139,852	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.86%)	8.35%	12/07/2026	85,092

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Virgin Media Bristol LLC
1,120,000	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.35%)	8.79%	03/31/2031	1,104,908

	Zayo Group Holdings, Inc.
948,773	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%	03/09/2027	835,191

	Ziggo Financing Partnership
470,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%	04/30/2028	463,831

				5,090,748

TRANSPORTATION 3.9%

	AAdvantage Loyalty IP Ltd.
756,500	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.33%	04/20/2028	786,919

	Air Canada
320,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.83%	03/21/2031	321,002

	American Airlines, Inc.
842,885	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.50%)	8.77%	06/04/2029	846,573

	ASP LS Acquisition Corp.
433,875	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.76%, 0.75% Floor)	10.07%	05/07/2028	405,348

	Brown Group Holding LLC
855,000	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.75%)	8.18%	06/07/2028	855,389

	Echo Global Logistics, Inc.
384,427	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	11/23/2028	379,897

	Kenan Advantage Group, Inc.
600,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/25/2029	601,314

	Lasership, Inc.
135,000	Senior Secured Second Lien Term Loan (6 Month US Secured Overnight Financing Rate + 7.93%, 0.75% Floor)	13.07%	05/07/2029	111,780

	Mileage Plus Holdings LLC
292,500	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.73%	06/21/2027	301,573

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SkyMiles IP Ltd.
277,500	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.07%		10/20/2027	286,548

	United Airlines, Inc.
805,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		02/24/2031	807,262

	WestJet Airlines Ltd.
66,569	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.10%, 1.00% Floor)	8.43%		12/11/2026	66,637

	WestJet Loyalty LP
985,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.08%		02/14/2031	986,230

	WWEX Uni Topco Holdings LLC
203,276	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.57%		07/26/2028	202,572

					6,959,044

UTILITIES 0.9%

	CQP Holdco LP
693,263	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.35%		12/31/2030	696,184

	PG&E Corp.
200,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		06/23/2027	200,562

	Vistra Zero Operating Co. LLC
290,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.75%)	8.07%		03/26/2031	290,363

	WaterBridge Midstream Operating LLC
324,272	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%		06/21/2026	325,033
54,399	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%		06/21/2026	54,527

					1,566,669

	Total Bank Loans (Cost $155,456,786)				154,144,282

COLLATERALIZED LOAN OBLIGATIONS 2.2%

	Bridge Street CLO Ltd.
2,000,000	Series 2024-1A-A (CME Term SOFR 3 Month + 1.60%, 1.60% Floor)	0.00%	(e)	04/20/2037	2,000,000

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Katayma CLO Ltd.
2,000,000	Series 2023-1A-A1 (CME Term SOFR 3 Month + 2.00%, 2.00% Floor)	7.32%	(e)	10/20/2036	2,016,975

	Total Collateralized Loan Obligations (Cost $4,000,000)				4,016,975

US CORPORATE BONDS 3.8%
298,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.63%	(e)	07/15/2026	298,054
2,000,000	American Express Co. (Secured Overnight Financing Rate + 1.00%)	6.34%		02/16/2028	2,007,386
1,000,000	Carnival Corp.	4.00%	(e)	08/01/2028	932,170
2,000,000	Charles Schwab Corp. (Secured Overnight Financing Rate + 1.05%)	6.40%		03/03/2027	2,006,734
1,000,000	IRB Holding Corp.	7.00%	(e)	06/15/2025	1,000,733
252,000	Six Flags Theme Parks, Inc.	7.00%	(e)	07/01/2025	252,521
400,000	Univision Communications, Inc.	7.38%	(e)	06/30/2030	395,867

	Total US Corporate Bonds (Cost $6,847,323)				6,893,465

COMMON STOCKS 0.1%
22,003	Flame Aggregator - Series R(d)(f)				185,925
2,186	Flame Aggregator - Series U(d)(f)				18,472

	Total Common Stocks (Cost $49,603)				204,397

SHORT TERM INVESTMENTS 12.3%
7,373,011	First American Government Obligations Fund - U	5.26%	(g)		7,373,011
7,373,011	JPMorgan US Government Money Market Fund - IM	5.25%	(g)		7,373,011
7,373,011	MSILF Government Portfolio - Institutional	5.22%	(g)		7,373,011

	Total Short Term Investments (Cost $22,119,033)				22,119,033

	Total Investments 104.5% (Cost $188,472,745)				187,378,152
	Other Liabilities in Excess of Assets (4.5)%				(8,038,719)

	NET ASSETS 100.0%				$179,339,433

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	86.1%
Short Term Investments	12.3%
US Corporate Bonds	3.8%
Collateralized Loan Obligations	2.2%
Common Stocks	0.1%
Other Assets and Liabilities	(4.5)%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	73

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets:
Electronics/Electric	14.0%
Short Term Investments	12.3%
Healthcare	10.4%
Hotels/Motels/Inns and Casinos	7.4%
Industrial Equipment	6.4%
Finance	4.0%
Transportation	3.9%
Chemicals/Plastics	3.8%
Media	3.4%
Commercial Services	3.4%
Business Equipment and Services	3.4%
Retailers (other than Food/Drug)	3.3%
Containers and Glass Products	3.1%
Energy	2.8%
Telecommunications	2.8%
Collateralized Loan Obligations	2.2%
Pharmaceuticals	2.1%
Insurance	2.1%
Consumer Products	2.1%
Aerospace & Defense	1.6%
Construction	1.5%
Banking	1.1%
Food Products	1.0%
Utilities	0.9%
Building and Development (including Steel/Metals)	0.8%
Automotive	0.8%
Real Estate	0.8%
Leisure	0.7%
Beverage and Tobacco	0.6%
Food Service	0.6%
Mining	0.5%
Technology	0.4%
Financial Intermediaries	0.3%
Other Assets and Liabilities	(4.5)%

Net Assets	100.0%

(a)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(d)	Value determined using significant unobservable inputs.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(f)	Non-income producing security.

(g)	Seven-day yield as of period end.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	GLS Auto Receivables Trust
11,500,000	Series 2023-4A-A2	6.40%	(b)	12/15/2026	11,537,439	0.3%

	Horizon Aircraft Finance Ltd.
15,771,008	Series 2019-2-A	3.43%	(b)	11/15/2039	12,671,075	0.3%

	Pagaya AI Debt Selection Trust
16,647,798	Series 2022-1-B	3.34%	(b)	10/15/2029	16,226,973	0.4%

	Sapphire Aviation Finance Ltd.
14,280,740	Series 2020-1A-A	3.23%	(b)	03/15/2040	12,581,204	0.3%

Other Asset Backed Obligations(a)					239,570,331	5.7%

	Total Asset Backed Obligations (Cost $310,458,849)				292,587,022	7.0%

BANK LOANS(a)
	Total Bank Loans (Cost $205,887,043)				206,500,952	4.9%

COLLATERALIZED LOAN OBLIGATIONS

	37 Capital CLO
27,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(b)	10/15/2034	27,005,400	0.6%

	Anchorage Capital CLO Ltd.
23,000,000	Series 2021-19A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79%	(b)	10/15/2034	23,029,688	0.5%

	ArrowMark Colorado Holdings
18,223,916	Series 2018-9A-A1(CME Term SOFR 3 Month +1.38%, 1.38% Floor)	6.70%	(b)	07/15/2031	18,254,671	0.4%

	Battalion CLO Ltd.
29,500,000	Series 2017-11A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(b)	04/24/2034	29,579,585	0.7%

	CQS US CLO
25,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(b)	01/20/2035	25,073,788	0.6%

	Dryden Senior Loan Fund
25,000,000	Series 2020-85A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(b)	10/15/2035	24,991,310	0.6%

	Jamestown CLO Ltd.
15,000,000	Series 2016-9A-A1RR (CME Term SOFR 3 Month + 1.50%, 1.24% Floor)	6.83%	(b)	07/25/2034	14,993,946	0.4%

	Logan CLO
14,000,000	Series 2022-1A-B (CME Term SOFR 3 Month + 2.05%, 2.05% Floor)	7.37%	(b)	04/21/2035	14,033,909	0.3%

	Marble Point CLO
29,500,000	Series 2020-1A-A (CME Term SOFR 3 Month + 1.56%, 1.30% Floor)	6.88%	(b)	04/20/2033	29,476,701	0.7%
25,000,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.79%	(b)	07/25/2034	24,993,788	0.6%
23,000,000	Series 2021-3A-A1 (CME Term SOFR 3 Month + 1.50%, 1.24% Floor)	6.82%	(b)	10/17/2034	22,977,064	0.5%

	Nassau Global Credit LLC
20,728,857	Series 2018-IA-A (CME Term SOFR 3 Month + 1.41%)	6.73%	(b)	07/15/2031	20,727,802	0.5%

	Sandstone Peak Ltd.
14,000,000	Series 2021-1A-A1 (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(b)	10/15/2034	14,002,800	0.3%

	Sound Point CLO Ltd.
25,000,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(b)	07/15/2034	24,941,640	0.6%

	Steele Creek CLO Ltd.
18,000,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(b)	07/15/2032	18,035,915	0.4%

	Trimaran CAVU LLC
20,000,000	Series 2021-3A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(b)	01/18/2035	20,043,584	0.5%

	Wellfleet CLO Ltd.
15,990,000	Series 2020-2A-AR (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(b)	07/15/2034	15,980,718	0.4%

	Whitebox CLO Ltd.
25,000,000	Series 2021-3A-A1 (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(b)	10/15/2034	25,009,038	0.6%

Other Collateralized Loan Obligations(a)					149,981,603	3.7%

	Total Collateralized Loan Obligations (Cost $542,563,286)				543,132,950	12.9%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $218,136,408)				214,839,365	5.1%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $29,176,564)				28,147,187	0.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	75

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BRSP Ltd.
13,968,000	Series 2021-FL1-AS (CME Term SOFR 1 Month + 1.71%, 1.60% Floor)	7.04%	(b)	08/19/2038	13,663,888	0.3%

	CLNC Ltd.
19,958,000	Series 2019-FL1-D (CME Term SOFR 1 Month + 3.01%, 2.90% Floor)	8.34%	(b)	08/20/2035	19,139,322	0.5%

20,416,000	JP Morgan Chase Commercial Mortgage Securities	4.45%	(b)(c)	05/05/2032	20,271,619	0.5%
	Series 2019-UES-D					0.0%
	Series 2019-UES-E					0.0%
	Series 2019-UES-F					0.0%
	Series 2019-UES-G					0.0%

	MF1 Multifamily Housing Mortgage Loan Trust
12,550,000	Series 2022-FL8-AS (CME Term SOFR 1 Month + 1.75%, 1.75% Floor)	7.08%	(b)	02/19/2037	12,361,340	0.3%

	TPG Real Estate Finance Issuer Ltd.
11,630,000	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.65%, 1.65% Floor)	6.97%	(b)	02/15/2039	11,572,327	0.3%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					410,196,568	9.7%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $632,068,131)				487,205,064	11.6%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	BRAVO Residential Funding Trust
14,881,543	Series 2021-B-A1	5.12%	(b)(d)	04/01/2069	14,701,956	0.3%

	Credit Suisse Mortgage Capital Certificates
17,138,319	Series 2022-NQM1-A1	2.27%	(b)(c)	11/25/2066	15,026,825	0.4%

	JP Morgan Alternative Loan Trust
32,547,741	Series 2005-S1-1A4	6.00%		12/25/2035	11,876,140	0.3%

	CSMCM Trust
20,624,355	Series 2019-RP10-A1	3.14%	(b)(c)	12/26/2059	20,807,160	0.5%

	Pretium Mortgage Credit Partners LLC
24,790,149	Series 2021-NPL3-A1	1.87%	(b)(d)	07/25/2051	23,998,639	0.6%

	Vericrest Opportunity Loan Transferee
17,455,373	Series 2021-NPL8-A1	5.12%	(b)(d)	04/25/2051	17,026,373	0.4%

	Verus Securitization Trust
14,481,360	Series 2021-7-A1	1.83%	(b)(c)	10/25/2066	12,596,440	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					319,659,415	7.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $530,592,042)				435,692,948	10.4%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $264,305,520)				262,815,736	6.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal National Mortgage Association
21,360,020	Series 2020-M49-1A1	1.26%	(c)	11/25/2030	19,078,996	0.5%

Other US Government and Agency Mortgage Backed Obligations(a)					82,876,085	1.9%

	Total US Government and Agency Mortgage Backed Obligations (Cost $106,974,498)				101,955,081	2.4%

US GOVERNMENT AND AGENCY OBLIGATIONS
103,600,000	United States Treasury Note/Bond	4.25%		05/31/2025	102,768,368	2.4%
55,600,000	United States Treasury Note/Bond	4.63%		06/30/2025	55,406,703	1.3%
132,800,000	United States Treasury Note/Bond	4.88%		11/30/2025	133,012,687	3.2%
145,500,000	United States Treasury Note/Bond	4.25%		12/31/2025	144,317,813	3.4%
125,100,000	United States Treasury Note/Bond	4.25%		01/31/2026	124,127,543	3.0%
136,700,000	United States Treasury Note/Bond	4.63%		02/28/2026	136,598,542	3.2%
40,500,000	United States Treasury Note/Bond	4.63%		11/15/2026	40,637,637	1.0%
81,800,000	United States Treasury Note/Bond	4.38%		12/15/2026	81,611,476	1.9%
93,400,000	United States Treasury Note/Bond	4.00%		01/15/2027	92,294,523	2.2%
84,500,000	United States Treasury Note/Bond	4.13%		02/15/2027	83,796,934	2.0%

	Total US Government and Agency Obligations (Cost $999,238,965)				994,572,226	23.6%

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

SHARES/ PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
COMMON STOCKS(a)(e)
	Total Common Stocks (Cost $20,580)				84,804	0.0%

SHORT TERM INVESTMENTS
41,236,706	First American Government Obligations Fund-U	5.26%	(f)		41,236,706	1.0%
41,236,706	JPMorgan US Government Money Market Fund-IM	5.25%	(f)		41,236,706	1.0%
41,236,706	MSILF Government Portfolio-Institutional	5.22%	(f)		41,236,706	1.0%
42,600,000	United States Treasury Bill	0.00%		05/16/2024	42,321,829	1.0%
75,000,000	United States Treasury Bill	0.00%		06/27/2024	74,055,234	1.7%

	Total Short Term Investments (Cost $240,097,484)				240,087,181	5.7%

	Total Investments (Cost $4,079,519,370)				3,807,620,516	90.5%
	Other Assets in Excess of Liabilities				397,681,224	9.5%

	NET ASSETS				$4,205,301,740	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.6%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Non-Agency Residential Collateralized Mortgage Obligations	10.4%
Asset Backed Obligations	7.0%
US Corporate Bonds	6.2%
Short Term Investments	5.7%
Foreign Corporate Bonds	5.1%
Bank Loans	4.9%
US Government and Agency Mortgage Backed Obligations	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Common Stocks	0.0%	(e)
Other Assets and Liabilities	9.5%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.6%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Non-Agency Residential Collateralized Mortgage Obligations	10.4%
Asset Backed Obligations	7.0%
Short Term Investments	5.7%
Banking	2.9%
US Government and Agency Mortgage Backed Obligations	2.4%
Utilities	1.5%
Healthcare	1.2%
Hotels/Motels/Inns and Casinos	1.0%
Energy	0.9%
Technology	0.8%
Transportation	0.8%
Mining	0.6%
Automotive	0.6%
Industrial Equipment	0.5%
Electronics/Electric	0.5%
Pharmaceuticals	0.5%
Media	0.5%
Finance	0.4%
Chemicals/Plastics	0.4%
Commercial Services	0.4%
Containers and Glass Products	0.4%
Food Products	0.3%
Consumer Products	0.3%
Real Estate	0.2%
Insurance	0.2%
Telecommunications	0.2%
Chemical Products	0.2%
Aerospace & Defense	0.2%
Building and Development (including Steel/Metals)	0.2%
Retailers (other than Food/Drug)	0.2%
Beverage and Tobacco	0.2%
Diversified Manufacturing	0.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.1%
Food Service	0.1%
Construction	0.1%
Environmental Control	0.1%
Pulp & Paper	0.1%
Business Equipment and Services	0.1%
Financial Intermediaries	0.1%
Other Assets and Liabilities	9.5%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	77

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(e)	Represents less than 0.05% of net assets

(f)	Seven-day yield as of period end

Excess Return Swaps
Reference Entity	Counterparty	Long/ Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/13/2024	100,000,000	$18,069,097	$—	$18,069,097
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	05/01/2024	80,000,000	17,245,235	—	17,245,235
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/09/2024	70,000,000	15,090,852	—	15,090,852
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	05/21/2024	69,000,000	13,795,726	—	13,795,726
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/17/2024	85,000,000	13,196,826	—	13,196,826
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	06/05/2024	65,000,000	12,866,764	—	12,866,764
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	04/23/2024	75,000,000	12,749,539	—	12,749,539
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/27/2024	86,000,000	12,343,935	—	12,343,935
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/05/2024	80,000,000	12,304,821	—	12,304,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	04/16/2024	64,000,000	11,964,636	—	11,964,636
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	06/18/2024	80,000,000	11,749,744	—	11,749,744
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	05/28/2024	62,000,000	11,665,158	—	11,665,158
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/09/2024	75,000,000	11,660,288	—	11,660,288
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	11/19/2024	75,000,000	10,769,052	—	10,769,052
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/14/2024	55,000,000	10,666,821	—	10,666,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	10/22/2024	72,000,000	10,360,560	—	10,360,560
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	11/07/2024	60,000,000	10,212,266	—	10,212,266
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/30/2024	65,000,000	10,035,515	—	10,035,515
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	12/10/2024	100,000,000	9,971,262	—	9,971,262
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/11/2024	88,000,000	9,895,971	—	9,895,971
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	07/16/2024	96,000,000	9,828,593	—	9,828,593
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/12/2024	100,000,000	9,801,542	—	9,801,542
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/02/2024	80,000,000	8,940,236	—	8,940,236
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	09/19/2024	88,000,000	8,860,191	—	8,860,191
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	12/18/2024	83,000,000	7,850,222	—	7,850,222

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	08/14/2024	95,000,000	$7,766,310	$—	$7,766,310
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	11/26/2024	65,000,000	7,268,213	—	7,268,213
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/08/2024	95,000,000	7,227,053	—	7,227,053
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/22/2024	65,000,000	6,964,274	—	6,964,274
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/26/2024	77,000,000	6,652,296	—	6,652,296
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	07/24/2024	80,000,000	6,418,678	—	6,418,678
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	09/03/2024	55,000,000	6,284,773	—	6,284,773
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	07/30/2024	80,000,000	6,088,122	—	6,088,122
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	08/13/2024	85,000,000	5,823,829	—	5,823,829
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	02/18/2025	85,000,000	5,206,277	—	5,206,277
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	01/08/2025	100,000,000	5,178,196	—	5,178,196
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	08/28/2024	50,000,000	4,889,887	—	4,889,887
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	02/12/2025	86,000,000	4,278,962	—	4,278,962
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	01/07/2025	54,000,000	4,263,947	—	4,263,947
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	03/04/2025	78,000,000	4,210,285	—	4,210,285
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	02/25/2025	80,000,000	4,113,706	—	4,113,706
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	01/09/2025	97,000,000	3,959,411	—	3,959,411
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	03/11/2025	75,000,000	2,862,792	—	2,862,792
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	02/04/2025	47,000,000	2,701,762	—	2,701,762
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	03/20/2025	65,000,000	2,274,129	—	2,274,129
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	01/29/2025	64,000,000	2,206,275	—	2,206,275
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	01/14/2025	50,000,000	1,727,556	—	1,727,556
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	04/08/2025	91,000,000	1,470,335	—	1,470,335
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	04/01/2025	93,000,000	1,449,460	—	1,449,460
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	03/25/2025	62,000,000	887,246	—	887,246

							$404,068,626	$—	$404,068,626

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2024, is available on the Barclays Capital, Inc. website at https://indices.cib.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	79

Schedule of Investments - Summary DoubleLine Flexible Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	ExteNet LLC
6,250,000	Series 2019-1A-C	5.22%	(b)	07/25/2049	6,184,799	0.7%

	Pagaya AI Debt Selection Trust
5,499,701	Series 2021-3-C	3.27%	(b)	05/15/2029	4,790,280	0.5%

	Vivant Solar Financing V Parent LLC
4,405,395	Series 2018-1A-A	4.73%	(b)	04/30/2048	4,113,898	0.4%

Other Asset Backed Obligations(a)					29,944,968	3.1%

	Total Asset Backed Obligations (Cost $55,337,606)				45,033,945	4.7%

BANK LOANS(a)
	Total Bank Loans (Cost $84,182,300)				84,004,315	8.8%

COLLATERALIZED LOAN OBLIGATIONS

	BlueMountain CLO Ltd.
3,770,000	Series 2013-2A-DR (CME Term SOFR 3 Month + 3.16%)	8.48%	(b)	10/22/2030	3,704,186	0.4%

	Cathedral Lake CLO Ltd.
3,500,000	Series 2021-8A-C (CME Term SOFR 3 Month + 2.88%, 2.62% Floor)	8.20%	(b)	01/20/2035	3,544,197	0.4%

	LCM LP
5,000,000	Series 26A-D (CME Term SOFR 3 Month + 2.76%, 2.50% Floor)	8.08%	(b)	01/20/2031	4,682,638	0.5%

	Madison Park Funding Ltd.
4,500,000	Series 2015-18A-BR (CME Term SOFR 3 Month + 1.86%)	7.18%	(b)	10/21/2030	4,503,055	0.5%

	Neuberger Berman CLO Ltd.
4,000,000	Series 2017-16SA-DR (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(b)	04/15/2034	3,991,812	0.4%

	Octagon Investment Partners Ltd.
4,500,000	Series 2012-1A-CRR (CME Term SOFR 3 Month + 4.16%, 3.90% Floor)	9.48%	(b)	07/15/2029	4,516,974	0.5%
4,000,000	Series 2018-1A-C (CME Term SOFR 3 Month + 2.86%, 2.60% Floor)	8.18%	(b)	01/20/2031	3,848,878	0.4%

	RR Ltd./Cayman Islands
4,000,000	Series 2018-4A-C (CME Term SOFR 3 Month + 3.21%, 0.26% Floor)	8.53%	(b)	04/15/2030	3,972,471	0.4%

	Sound Point CLO Ltd.
6,000,000	Series 2019-2A-DR (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(b)	07/15/2034	5,689,881	0.6%
5,000,000	Series 2020-2A-DR (CME Term SOFR 3 Month + 3.61%, 3.35% Floor)	8.94%	(b)	10/25/2034	4,750,979	0.5%

	Steele Creek CLO Ltd.
5,000,000	Series 2019-2A-BR (CME Term SOFR 3 Month + 2.11%, 1.85% Floor)	7.43%	(b)	07/15/2032	5,002,069	0.5%

	Wind River CLO Ltd.
4,000,000	Series 2014-2A-DR (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(b)	01/15/2031	3,874,644	0.4%

	Trimaran CAVU LLC
6,000,000	Series 2019-1A-B (CME Term SOFR 3 Month + 2.46%, 2.20% Floor)	7.78%	(b)	07/20/2032	6,004,896	0.6%

	ING Investment Management CLO Ltd.
3,900,000	Series 2013-1A-CR (CME Term SOFR 3 Month + 3.21%)	8.53%	(b)	10/15/2030	3,810,414	0.4%

Other Collateralized Loan Obligations(a)					105,337,990	11.1%

	Total Collateralized Loan Obligations (Cost $170,880,163)				167,235,084	17.6%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $54,911,347)				49,092,640	5.2%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $12,110,775)				10,083,658	1.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS
3,708,000	JP Morgan Chase Commercial Mortgage Securities	4.45%	(b)(e)	05/05/2032	3,681,777	0.4%
	Series 2019-UES-D
	Series 2019-UES-E
	Series 2019-UES-F
	Series 2019-UES-G

Other Non-Agency Commercial Mortgage Backed Obligations (a)					84,041,113	8.8%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $116,446,593)				87,722,890	9.2%

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	AMSR Trust
5,122,000	Series 2021-SFR3-G	3.80%	(b)	10/17/2038	4,564,472	0.5%

	APS Resecuritization Trust
7,765,840	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	4.47%	(b)	10/27/2046	6,633,234	0.7%

	Credit Suisse Mortgage Capital Certificates
7,700,000	Series 2020-RPL6-A2	3.40%	(b)(e)	03/25/2059	7,088,264	0.7%

	Fannie Mae Connecticut Avenue Securities
6,200,000	Series 2024-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 1.80%, 1.80% Floor)	7.12%	(b)	01/25/2044	6,241,917	0.7%

	FirstKey Homes Trust
6,452,000	Series 2021-SFR1-F1	3.24%	(b)	08/17/2038	5,822,276	0.6%

	FMC GMSR Issuer Trust
8,000,000	Series 2021-GT1-A	3.62%	(b)(e)	07/25/2026	7,057,253	0.7%

	Freddie Mac Structured Agency Credit Risk Debt Notes
4,300,000	Series 2024-DNA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 1.95%)	7.27%	(b)	02/25/2044	4,318,757	0.5%
9,000,000	Series 2024-HQA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(b)	03/25/2044	9,024,646	0.9%

	Home Partners of America Trust
6,435,698	Series 2019-2-F	3.87%	(b)	10/19/2039	5,668,209	0.6%

	Morgan Stanley Resecuritization Trust
7,380,795	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	6.04%	(b)(c)	12/26/2046	6,848,140	0.7%

	Novastar Home Equity Loan
9,679,231	Series 2006-3-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 11.00% Cap)	5.76%		10/25/2036	5,095,863	0.5%

	Progress Residential Trust
7,500,000	Series 2021-SFR2-F	3.40%	(b)	04/19/2038	6,862,486	0.7%
8,100,000	Series 2021-SFR3-F	3.44%	(b)	05/17/2026	7,423,958	0.8%

	Residential Mortgage Loan Trust
5,750,000	Series 2020-1-B1	3.95%	(b)(e)	01/26/2060	4,908,327	0.5%

	Structured Asset Securities Corp.
7,454,445	Series 2007-OSI-A4 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		06/25/2037	4,809,154	0.5%
5,092,983	Series 2007-RF1-1A (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%	(b)	03/25/2037	4,111,514	0.4%

	Toorak Mortgage Corp.
6,600,000	Series 2021-1-A2	5.10%	(b)(d)	06/25/2024	6,430,118	0.7%

	Tricon American Homes Trust
5,000,000	Series 2019-SFR1-F	3.75%	(b)	03/17/2038	4,732,995	0.5%

	Verus Securitization Trust
5,000,000	Series 2021-7-B1	4.14%	(b)(e)	10/25/2066	3,794,417	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					62,497,937	6.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $208,214,860)				173,933,937	18.2%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $38,461,245)				36,688,390	3.9%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corp.
13,164,956	Series 4851-PF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		08/15/2057	12,756,786	1.3%
10,948,609	Series 4944-F (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%		01/25/2050	10,806,690	1.1%
7,450,128	Series KF89-AS (US 30 Day Average Secured Overnight Financing Rate + 0.37%)	5.69%		09/25/2030	7,376,978	0.8%
16,829,178	Federal Home Loan Mortgage Corp.	1.02% – 5.93%	(f)(g)	04/15/2040 – 09/25/2051	7,421,504	0.8%

	Federal National Mortgage Association
6,014,737	Series 2013-12-FT (US 30 Day Average Secured Overnight Financing Rate + 0.46%, 0.35% Floor, 6.50% Cap)	5.78%		02/25/2043	5,888,144	0.6%
3,988,130	Series 2018-86-MF (US 30 Day Average Secured Overnight Financing Rate + 0.41%, 0.30% Floor, 6.50% Cap)	5.73%		12/25/2048	3,924,196	0.4%
5,207,911	Series 2022-43-FA (US 30 Day Average Secured Overnight Financing Rate + 0.55%, 0.55% Floor, 6.00% Cap)	5.87%		07/25/2052	4,917,245	0.5%
24,438,448	Federal National Mortgage Association	0.62% – 3.00%	(f)(g)	05/25/2046 – 08/25/2050	2,927,554	0.3%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	81

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Government National Mortgage Association
35,285,790	Series 2020-146-IJ	2.50%	(f)	10/20/2050	4,169,390	0.4%
298,811,144	Government National Mortgage Association	0.00% – 1.03%	(e)(f)(g)	10/20/2049 – 10/16/2065	17,304,889	1.8%

Other US Government and Agency Mortgage Backed Obligations(a)					6,414,977	0.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $92,446,027)				83,908,353	8.8%

US GOVERNMENT AND AGENCY OBLIGATIONS
10,000,000	United States Treasury Note/Bond	3.13%		08/15/2025	9,773,633	1.0%
50,000,000	United States Treasury Note/Bond	4.63%		02/28/2025	49,799,073	5.2%

	Total US Government and Agency Obligations (Cost $59,641,079)				59,572,706	6.3%

COMMON STOCKS(a)(i)
	Total Common Stocks (Cost $341,010)				180,092	0.0%

WARRANTS(a)(i)
	Total Warrants (Cost $—)				663	0.0%

SHORT TERM INVESTMENTS
7,763,728	First American Government Obligations Fund-U	5.26%	(h)		7,763,728	0.8%
7,763,728	JPMorgan US Government Money Market Fund-IM	5.25%	(h)		7,763,728	0.8%
7,763,728	MSILF Government Portfolio-Institutional	5.22%	(h)		7,763,728	0.8%
140,000,000	United States Treasury Bill	0.00%		05/02/2024	139,364,130	14.6%

	Total Short Term Investments (Cost $162,658,736)				162,655,314	17.0%

	Total Investments (Cost $1,055,631,741)				960,111,987	100.8%
	Liabilities in Excess of Other Assets				(7,747,596)	(0.8)%

	NET ASSETS				$952,364,391	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.2%
Collateralized Loan Obligations	17.6%
Short Term Investments	17.0%
Non-Agency Commercial Mortgage Backed Obligations	9.2%
Bank Loans	8.8%
US Government and Agency Mortgage Backed Obligations	8.8%
US Government and Agency Obligations	6.3%
Foreign Corporate Bonds	5.2%
Asset Backed Obligations	4.7%
US Corporate Bonds	3.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Common Stocks	0.0%	(i)
Warrants	0.0%	(i)
Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.2%
Collateralized Loan Obligations	17.6%
Short Term Investments	17.0%
Non-Agency Commercial Mortgage Backed Obligations	9.2%
US Government and Agency Mortgage Backed Obligations	8.8%
US Government and Agency Obligations	6.3%
Asset Backed Obligations	4.7%
Energy	1.6%
Utilities	1.4%
Electronics/Electric	1.4%
Healthcare	1.4%
Transportation	1.1%
Banking	1.1%
Hotels/Motels/Inns and Casinos	1.0%
Industrial Equipment	0.8%
Mining	0.7%
Media	0.6%
Chemicals/Plastics	0.6%
Retailers (other than Food/Drug)	0.6%
Consumer Products	0.6%
Telecommunications	0.6%
Commercial Services	0.6%
Finance	0.6%
Insurance	0.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Construction	0.4%
Business Equipment and Services	0.4%

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Containers and Glass Products	0.3%
Aerospace & Defense	0.3%
Technology	0.3%
Leisure	0.3%
Building and Development (including Steel/Metals)	0.2%
Automotive	0.2%
Pharmaceuticals	0.2%
Food Products	0.2%
Diversified Manufacturing	0.2%
Chemical Products	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Pulp & Paper	0.0%	(i)
Environmental Control	0.0%	(i)
Conglomerates	0.0%	(i)
Food Service	0.0%	(i)
Financial Intermediaries	0.0%	(i)
Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Value determined using significant unobservable inputs.

(d)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(e)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Includes interest only securities

(g)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)	Seven-day yield as of period end

(i)	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	83

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 84.3%

BRAZIL 13.2%
3,800,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	3,813,814
376,000	BRF GmbH	4.35%		09/29/2026	357,634
3,100,000	Cosan Luxembourg SA	7.00%		01/20/2027	3,123,012
2,870,247	Guara Norte SARL	5.20%		06/15/2034	2,621,023
105,102	Invepar Holdings	0.00%	(a)(b)	12/30/2028	—
550,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	525,815
1,200,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	2.50%		01/15/2027	1,106,899
400,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	3.00%		02/02/2029	354,462
1,300,000	Minerva Luxembourg SA	5.88%		01/19/2028	1,258,582
2,552,129	MV24 Capital BV	6.75%		06/01/2034	2,403,356
2,800,000	NBM US Holdings, Inc.	7.00%		05/14/2026	2,812,930
708,175	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	707,800
1,200,000	St Marys Cement, Inc. Canada	5.75%		01/28/2027	1,208,100
600,000	Suzano International Finance BV	4.00%		01/14/2025	591,228

					20,884,655

CHILE 9.4%
4,802,868	Chile Electricity PEC SpA	0.00%	(c)	01/25/2028	3,777,456
478,000	Empresa Electrica Angamos SA	4.88%		05/25/2029	433,223
1,520,470	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,472,976
4,500,000	Enel Generacion Chile SA	4.25%		04/15/2024	4,498,707
1,553,280	GNL Quintero SA	4.63%		07/31/2029	1,520,624
700,000	Mercury Chile Holdco LLC	6.50%	(c)	01/24/2027	679,042
900,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	873,054
1,588,000	Sociedad Quimica y Minera de Chile SA	4.38%		01/28/2025	1,569,046

					14,824,128

COLOMBIA 7.2%
3,832,119	AI Candelaria Spain SA	7.50%		12/15/2028	3,755,903
2,100,000	Banco de Bogota SA	6.25%		05/12/2026	2,100,900
4,600,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	4,486,906
1,100,000	Grupo de Inversiones Suramericana SA	5.50%		04/29/2026	1,078,748

					11,422,457

GUATEMALA 2.7%
1,100,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	1,054,614
1,350,000	Millicom International Cellular SA	6.63%		10/15/2026	1,345,011
1,936,800	Millicom International Cellular SA	5.13%		01/15/2028	1,838,709

					4,238,334

INDIA 6.6%
1,204,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	1,027,271
336,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	332,744
3,100,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,847,684
2,400,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	2,257,643

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Bharti Airtel Ltd.	4.38%		06/10/2025	196,789
644,000	JSW Hydro Energy Ltd.	4.13%		05/18/2031	571,335
3,150,000	Reliance Industries Ltd.	4.13%		01/28/2025	3,109,703

					10,343,169

INDONESIA 8.6%
2,000,000	Adaro Indonesia PT	4.25%		10/31/2024	1,974,895
400,000	Freeport Indonesia PT	4.76%	(c)	04/14/2027	391,553
1,800,000	Freeport Indonesia PT	4.76%		04/14/2027	1,761,989
4,900,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	4,691,176
967,750	LLPL Capital Pte Ltd.	6.88%		02/04/2039	968,969
3,998,140	Minejesa Capital BV	4.63%		08/10/2030	3,804,544

					13,593,126

JAMAICA 0.0%(d)
56,495	Digicel Group Holdings Ltd.	0.00%	(b)(c)	12/31/2030	649
40,275	Digicel Group Holdings Ltd.	0.00%	(b)(c)	12/31/2030	37,191
201,875	Digicel Group Holdings Ltd.	0.00%	(b)(c)	12/31/2030	31,189
576	Digicel Group Holdings Ltd.	0.00%	(b)(c)	12/31/2030	465

					69,494

KOREA 1.9%
3,000,000	LG Chem Ltd.	3.25%		10/15/2024	2,960,632

					2,960,632

KUWAIT 2.3%
400,000	MEGlobal BV	4.25%		11/03/2026	385,587
3,400,000	MEGlobal Canada ULC	5.00%		05/18/2025	3,361,464

					3,747,051

MALAYSIA 0.8%
1,244,000	Axiata SPV2 Bhd	4.36%		03/24/2026	1,219,684

					1,219,684

MEXICO 5.9%
1,200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	7.53%		10/01/2028	1,248,956
1,800,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,784,594
2,450,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	2,278,475
2,000,000	Industrias Penoles SAB de CV	4.15%		09/12/2029	1,871,677
2,168,172	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	2,136,165

					9,319,867

PANAMA 1.6%
1,877,000	Global Bank Corp. (3 Month LIBOR USD + 3.30%)	5.25%	(e)	04/16/2029	1,727,527
800,000	Multibank, Inc.	7.75%	(c)	02/03/2028	808,042

					2,535,569

PARAGUAY 1.5%
1,050,000	Banco Continental SAECA	2.75%		12/10/2025	990,682
1,482,000	Telefonica Celular del Paraguay SA	5.88%		04/15/2027	1,441,505

					2,432,187

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 11.9%
200,000	Banco de Credito del Peru SA	5.85%	(c)	01/11/2029	202,449
2,100,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,012,552
2,000,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%	(c)	09/30/2031	1,848,525
1,400,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,345,546
500,000	Camposol SA	6.00%		02/03/2027	385,926
1,200,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	1,158,459
2,675,000	Fenix Power Peru SA	4.32%		09/20/2027	2,577,697
316,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru	6.38%	(c)	06/01/2028	313,049
2,355,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,306,585
240,000	Intercorp Financial Services, Inc.	4.13%		10/19/2027	225,815
118,262	Interoceanica IV Finance Ltd. Series 2007	0.00%		11/30/2025	111,610
2,300,000	Kallpa Generacion SA	4.88%		05/24/2026	2,246,123
1,885,000	Orazul Energy Peru SA	5.63%		04/28/2027	1,786,678
658,000	Southern Copper Corp.	3.88%		04/23/2025	645,322
1,600,000	Transportadora de Gas del Peru SA	4.25%		04/30/2028	1,557,168

					18,723,504

SINGAPORE 6.7%
4,000,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	3,724,101
3,500,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	3,309,419
3,800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	3,528,650

					10,562,170

SOUTH AFRICA 3.2%
650,000	AngloGold Ashanti Holdings PLC	3.38%		11/01/2028	585,479
2,300,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	2,292,820
2,300,000	Sasol Financing USA LLC	4.38%		09/18/2026	2,177,068

					5,055,367

UNITED ARAB EMIRATES 0.2%
323,300	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	303,638

					303,638

VIETNAM 0.6%
922,290	Mong Duong Finance Holdings BV	5.13%		05/07/2029	882,424

					882,424

	Total Foreign Corporate Bonds (Cost $135,263,202)				133,117,456

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 14.0%

BRAZIL 0.7%
1,100,000	Petrobras Global Finance BV	7.38%		01/17/2027	1,144,263

COLOMBIA 2.4%
1,500,000	Colombia Government International Bond	4.50%		01/28/2026	1,469,677
2,500,000	Oleoducto Central SA	4.00%		07/14/2027	2,337,881

					3,807,558

DOMINICAN REPUBLIC 0.4%
700,000	Dominican Republic International Bond	5.50%		01/27/2025	696,500

INDIA 1.9%
1,000,000	ONGC Videsh Ltd.	4.63%		07/15/2024	996,014
2,000,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	1,927,682

					2,923,696

INDONESIA 0.8%
1,300,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	1,284,294

KOREA 0.9%
500,000	Korea Hydro & Nuclear Power Co. Ltd.	1.25%	(c)	04/27/2026	461,245
1,000,000	Korea Southern Power Co. Ltd.	0.75%	(c)	01/27/2026	922,855

					1,384,100

MALAYSIA 1.8%
3,000,000	TNB Global Ventures Capital Bhd	3.24%		10/19/2026	2,855,022

MEXICO 2.0%
3,400,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	3,079,717

PARAGUAY 0.5%
824,353	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	606,030
200,000	Paraguay Government International Bond	4.70%		03/27/2027	195,077

					801,107

PERU 1.8%
1,959,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(e)	07/15/2029	1,957,374
917,189	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	910,624

					2,867,998

SOUTH AFRICA 0.8%
1,300,000	Republic of South Africa Government International Bond	4.88%		04/14/2026	1,267,621

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $22,401,826)				22,111,876

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	85

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		VALUE $
SHORT TERM INVESTMENTS 0.9%
492,515	First American Government Obligations Fund - U	5.26%	(f)	492,515
492,515	JPMorgan US Government Money Market Fund - IM	5.25%	(f)	492,515
492,515	MSILF Government Portfolio -Institutional	5.22%	(f)	492,515

	Total Short Term Investments (Cost $1,477,545)			1,477,545

	Total Investments 99.2% (Cost $159,142,573)			156,706,877
	Other Assets in Excess of Liabilities 0.8%			1,201,437

	NET ASSETS 100.0%			$157,908,314

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	84.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	14.0%
Short Term Investments	0.9%
Other Assets and Liabilities	0.8%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	24.2%
Utilities	22.5%
Mining	10.5%
Transportation	10.0%
Energy	7.9%
Consumer Products	4.8%
Chemical Products	4.8%
Chemicals/Plastics	4.3%
Telecommunications	3.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.3%
Food Products	1.2%
Short Term Investments	0.9%
Building and Development (including Steel/Metals)	0.8%
Finance	0.7%
Pulp & Paper	0.4%
Other Assets and Liabilities	0.8%

Net Assets	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	13.9%
Peru	13.7%
Colombia	9.6%
Chile	9.4%
Indonesia	9.4%
India	8.5%
Mexico	7.9%
Singapore	6.7%
South Africa	4.0%
Korea	2.8%
Guatemala	2.7%
Malaysia	2.6%
Kuwait	2.3%
Paraguay	2.0%
Panama	1.6%
United States	0.9%
Vietnam	0.6%
Dominican Republic	0.4%
United Arab Emirates	0.2%
Jamaica	0.0%	(d)
Other Assets and Liabilities	0.8%

Net Assets	100.0%

(a)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(b)	Value determined using significant unobservable inputs.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Represents less than 0.05% of net assets.

(e)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(f)	Seven-day yield as of period end.

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 77.2%

	Federal Home Loan Mortgage Corp.
1,373,487	Series 4057-ZB	3.50%		06/15/2042	1,267,561
1,386,928	Series 4194-ZL	3.00%	(a)	04/15/2043	1,207,127
2,190,391	Series 4206-LZ	3.50%	(a)	05/15/2043	1,937,967
2,977,608	Series 4390-NZ	3.00%	(a)	09/15/2044	2,588,195
1,061,513	Series 4460-KB	3.50%		03/15/2045	928,148
575,542	Series 4839-WO	0.00%	(b)	08/15/2056	403,112
2,000,000	Series 4994-AV	2.00%		12/25/2045	1,542,116
1,841,303	Series 5105-GZ	2.50%	(a)	05/25/2051	1,160,751
1,283,335	Series 5145-HZ	3.00%	(a)	09/25/2051	766,961
1,884,504	Series 5155-JZ	3.00%	(a)	10/25/2051	1,120,836
1,716,439	Series 5155-KZ	3.00%	(a)	10/25/2051	1,057,158
1,531,494	Series 5160-ZY	3.00%	(a)	10/25/2050	1,059,109
1,844,556	Series 5171-Z	2.00%	(a)	12/25/2051	978,964
1,376,636	Series 5319-PO	0.00%	(b)	08/25/2050	950,950
358,278	Series 5326-UO	0.00%	(b)	10/25/2050	241,200

	Federal National Mortgage Association
1,000,000	Pool AN7330	3.26%		12/01/2037	845,373
1,500,000	Pool BL2643	3.39%		07/01/2034	1,327,249
967,000	Pool BS7220	5.23%		11/01/2032	997,844
1,274,553	Series 2012-103-ZP	3.00%	(a)	09/25/2042	945,729
1,260,000	Series 2012-128-UC	2.50%		11/25/2042	933,649
641,186	Series 2013-66-ZK	3.00%	(a)	07/25/2043	461,500
1,648,366	Series 2013-74-ZH	3.50%		07/25/2043	1,509,090
1,548,033	Series 2014-42-BZ	3.00%	(a)	07/25/2044	1,323,487
379,115	Series 2014-68-TD	3.00%		11/25/2044	339,142
487,742	Series 2014-80-KL	2.00%		05/25/2043	324,940
761,813	Series 2016-64-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(c)(d)	09/25/2046	74,203
228,495	Series 2018-21-PO	0.00%	(b)	04/25/2048	173,011
2,791,538	Series 2019-68-ZL	2.50%	(a)	11/25/2049	2,089,523
1,604,000	Series 2020-57-LJ	2.00%		08/25/2050	1,145,766
1,806,807	Series 2021-17-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.30%, 3.30% Cap)	0.00%	(c)(d)	04/25/2051	31,538
1,781,808	Series 2021-93-Z	3.00%	(a)	08/25/2051	1,168,976
3,178,000	Series 2023-M1-2A2	3.95%	(e)	07/25/2040	2,850,824

	Government National Mortgage Association
240,018	Series 2013-180-LO	0.00%	(b)	11/16/2043	182,498
3,813,977	Series 2015-53-EZ	2.00%	(a)	04/16/2045	2,322,101
3,484,011	Series 2015-79-VZ	2.50%	(a)	05/20/2045	2,889,569
345,147	Series 2016-12-MZ	3.00%	(a)	01/20/2046	267,172
1,177,857	Series 2017-122-CZ	3.00%	(a)	08/20/2047	900,476
1,608,685	Series 2021-105-JS (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.65%, 3.65% Cap)	0.00%	(c)(d)	06/20/2051	39,057
1,357,117	Series 2021-223-EZ	3.00%	(a)	12/20/2051	982,223
757,957	Series 2021-42-SB (-1 x CME Term SOFR 1 Month + 6.24%, 6.35% Cap)	0.91%	(c)(d)	03/20/2051	102,043
1,663,924	Series 2021-89-SA (-1 x CME Term SOFR 1 Month + 3.64%, 3.75% Cap)	0.00%	(c)(d)	05/20/2051	40,268
364,280	Series 2022-160-DZ	4.50%	(a)	09/20/2052	282,620
1,764,513	Series 2022-9-MZ	3.50%	(a)	01/20/2052	1,299,456
1,052,000	Series 2022-99-QG	3.50%		01/20/2052	889,901
858,585	Series 2023-140-PO	0.00%	(b)	06/20/2048	537,551
1,292,000	Series 2023-81-YJ	3.50%		06/20/2053	1,106,906

	Seasoned Credit Risk Transfer Trust
1,005,000	Series 2021-2-MBU	2.50%		11/25/2060	672,939

	Total US Government and Agency Mortgage Backed Obligations (Cost $51,120,493)				46,266,779

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 19.0%
6,700,000	United States Treasury Note/Bond	4.25%		02/15/2054	6,590,601
2,000,000	United States Treasury Note/Bond	4.13%		02/15/2027	1,983,359
2,800,000	United States Treasury Note/Bond	4.50%		02/15/2044	2,816,187

	Total US Government and Agency Obligations (Cost $11,337,792)				11,390,147

SHORT TERM INVESTMENTS 2.0%
390,092	First American Government Obligations Fund - U	5.26%	(f)		390,092
390,092	JPMorgan US Government Money Market Fund - IM	5.25%	(f)		390,092
390,092	MSILF Government Portfolio - Institutional	5.22%	(f)		390,092

	Total Short Term Investments (Cost $1,170,276)				1,170,276

	Total Investments 98.2% (Cost $63,628,561)				58,827,202
	Other Assets in Excess of Liabilities 1.8%				1,093,195

	NET ASSETS 100.0%				$59,920,397

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	77.2%
US Government and Agency Obligations	19.0%
Short Term Investments	2.0%
Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	87

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund (Cont.)

(a)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(b)	Principal only security

(c)	Interest only security

(d)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Seven-day yield as of period end.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation) / Value
U.S. Treasury Long Bonds	Long	216	06/18/2024	$26,014,500	$330,088
U.S. Treasury Ultra Bonds	Long	113	06/18/2024	14,577,000	143,648
U.S. Treasury 5 Year Note	Short	(68)	06/28/2024	(7,277,063)	(9,707)
U.S. Treasury 2 Year Notes	Long	83	06/28/2024	16,972,203	(19,235)
10 Year U.S. Ultra Treasury Notes	Short	(348)	06/18/2024	(39,884,062)	(210,138)

					$234,656

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 102.6%
4,531,912	First American Government Obligations Fund - U	5.26%	(a)(b)		4,531,912
4,531,912	JPMorgan US Government Money Market Fund - IM	5.25%	(a)(b)		4,531,912
4,531,912	MSILF Government Portfolio - Institutional	5.22%	(a)(b)		4,531,912
6,000,000	United States Treasury Bill	0.00%	(a)	04/04/2024	5,997,407
16,500,000	United States Treasury Bill	0.00%		04/18/2024	16,459,025
4,500,000	United States Treasury Bill	0.00%	(a)(c)	04/23/2024	4,485,521
10,000,000	United States Treasury Bill	0.00%		05/02/2024	9,954,581
52,000,000	United States Treasury Bill	0.00%	(a)	06/25/2024	51,365,648
42,000,000	United States Treasury Bill	0.00%	(a)(c)	07/09/2024	41,401,017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
10,000,000	United States Treasury Bill	0.00%	07/30/2024	9,828,152

	Total Short Term Investments (Cost $153,071,254)			153,087,087

	Total Investments 102.6% (Cost $153,071,254)			153,087,087
	Other Liabilities in Excess of Assets (2.6)%			(3,938,692)

	NET ASSETS 100.0%			$149,148,395

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	102.6%
Other Assets and Liabilities	(2.6)%

Net Assets	100.0%

(a)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly owned subsidiary of the DoubleLine Strategic Commodity Fund.

(b)	Seven-day yield as of period end.

(c)	All or a portion of security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Long Commodity Basket Swap(1)(2)	Bank of America Securities, Inc.	Long	0.20%	Termination	04/02/2024	14,800,000	$1,956,716	$—	$1,956,716
Long Commodity Basket Swap(1)(3)	Canadian Imperial Bank Of Commerce	Long	0.20%	Termination	04/02/2024	13,900,000	1,900,585	—	1,900,585
Commodity Beta Basket Swap(1)(4)	Barclays Capital, Inc.	Long	0.20%	Termination	04/02/2024	47,200,000	927,519	—	927,519
Commodity Beta Basket Swap(1)(4)	Bank of America Securities, Inc.	Long	0.23%	Termination	04/02/2024	20,600,000	372,288	—	372,288
Commodity Beta Basket Swap(1)(4)	Canadian Imperial Bank Of Commerce	Long	0.21%	Termination	04/02/2024	18,000,000	353,567	—	353,567
Short Commodity Basket Swap(1)(5)	Canadian Imperial Bank Of Commerce	Short	0.00%	Termination	04/02/2024	(13,900,000)	(216,336)	—	(216,336)
Short Commodity Basket Swap(1)(6)	Bank of America Securities, Inc.	Short	0.00%	Termination	04/02/2024	(14,800,000)	(222,789)	—	(222,789)

							$5,071,550	$—	$5,071,550

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2024, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Cocoa ER	SG2MCCP	0.24	$56	27.4%
S&P GSCI 2 Month Forward Brent Crude ER	SG2MBRP	0.03	38	18.5%
S&P GSCI 2 Month Forward Crude Oil ER	SG2MCLP	0.06	38	18.5%
S&P GSCI 2 Month Forward Unleaded Gas ER	SG2MHUP	0.02	38	18.4%
S&P GSCI 2 Month Forward Cotton ER	SG2MCTP	0.68	36	17.2%

			$206	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	89

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)

(3)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2024, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Cocoa ER	SG2MCCP	0.18	$43	27.4%
S&P GSCI 2 Month Forward Brent Crude ER	SG2MBRP	0.02	29	18.5%
S&P GSCI 2 Month Forward Crude Oil ER	SG2MCLP	0.05	29	18.5%
S&P GSCI 2 Month Forward Unleaded Gas ER	SG2MHUP	0.02	29	18.4%
S&P GSCI 2 Month Forward Cotton ER	SG2MCTP	0.52	28	17.2%

			$158	100.0%

(4)

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2024, all constituents and their weightings were as follows:

Index	Ticker	Contract Value(7)	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.22	$141	20.1%
Soybean Future	S1	0.35	136	19.3%
Nickel Future	LN1	0.28	90	12.8%
Crude Oil Future	CL1	0.10	72	10.3%
Brent Crude Future	CO1	0.10	72	10.3%
Gasoline RBOB Future	XB1	0.06	38	5.4%
Low Sulphur Gas Oil Future	QS1	0.08	35	5.0%
Live Cattle Future	LC1	0.18	34	4.9%
Sugar No. 11 Future	SB1	0.16	34	4.8%
Cotton No. 2 Future	CT1	0.40	29	4.2%
NY Harbor ULSD Heating Oil Future	HO1	0.06	20	2.9%

			$701	100.0%

(5)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2024, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Kansas Wheat ER	SG2MKWP	1.63	$43	20.6%
S&P GSCI 2 Month Forward Corn ER	SG2MCNP	1.51	43	20.5%
S&P GSCI 2 Month Forward Soybeans ER	SG2MSOP	0.11	43	20.4%
S&P GSCI 2 Month Forward Wheat ER	SG2MWHP	4.42	43	20.2%
S&P GSCI 2 Month Forward Natural Gas ER	SG2MNGP	7.51	39	18.3%

			$211	100.0%

(6)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2024, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Kansas Wheat ER	SG2MKWP	1.49	$40	20.6%
S&P GSCI 2 Month Forward Corn ER	SG2MCNP	1.38	40	20.5%
S&P GSCI 2 Month Forward Soybeans ER	SG2MSOP	0.10	39	20.4%
S&P GSCI 2 Month Forward Wheat ER	SG2MWHP	4.04	39	20.2%
S&P GSCI 2 Month Forward Natural Gas ER	SG2MNGP	6.87	35	18.3%

			$193	100.0%

(7)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2024

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 56.6%

AUSTRALIA 3.2%
1,050,000	AUD	Australia Government Bond	2.75%		04/21/2024	683,703
1,300,000	AUD	Australia Government Bond	1.00%		12/21/2030	708,800
5,817,000	AUD	Australia Government Bond	1.50%		06/21/2031	3,240,878

						4,633,381

BELGIUM 3.8%
3,126,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	3,095,203
2,300,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	2,384,659

						5,479,862

CANADA 1.7%
3,800,000	CAD	Canadian Government Bond	1.50%		06/01/2031	2,459,150

FRANCE 5.8%
2,460,000	EUR	French Republic Government Bond OAT	3.00%	(a)	05/25/2033	2,704,076
3,377,461	EUR	French Republic Government Bond OAT	0.70%	(a)	07/25/2030	3,725,111
1,290,000	EUR	French Republic Government Bond OAT	2.00%	(a)	11/25/2032	1,314,217
660,000	EUR	French Republic Government Bond OAT	0.00%	(a)	11/25/2029	615,456

						8,358,860

GERMANY 7.3%
1,630,000	EUR	Bundesrepublik Deutschland Bundesanleihe	1.70%		08/15/2032	1,687,184
2,500,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2031	2,319,613
4,390,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	4,117,846
2,650,000	EUR	Bundesrepublik Deutschland Bundesanleihe	1.00%		05/15/2038	2,372,020

						10,496,663

IRELAND 2.5%
1,020,000	EUR	Ireland Government Bond	1.00%		05/15/2026	1,060,214
680,000	EUR	Ireland Government Bond	0.90%		05/15/2028	687,440
1,910,000	EUR	Ireland Government Bond	1.10%		05/15/2029	1,919,528

						3,667,182

JAPAN 9.6%
361,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	2,378,994
812,500,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	5,337,955
500,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	3,628,852
418,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	2,565,941

						13,911,742

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 4.6%
273,000	MXN	Mexican Bonos	7.75%	(b)	11/23/2034	1,469,581
220,000	MXN	Mexican Bonos	7.50%	(b)	05/26/2033	1,179,156
276,800	MXN	Mexican Bonos	7.75%	(b)	05/29/2031	1,531,545
120,000	MXN	Mexican Bonos	8.00%	(b)	09/05/2024	712,149
295,000	MXN	Mexican Bonos	5.00%	(b)	03/06/2025	1,688,284

						6,580,715

NEW ZEALAND 2.0%
5,800,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	2,847,782

PERU 1.4%
8,100,000	PEN	Peru Government Bond	6.15%		08/12/2032	2,047,309

POLAND 2.4%
5,000,000	PLN	Republic of Poland Government Bond	6.00%		10/25/2033	1,303,142
11,100,000	PLN	Republic of Poland Government Bond	1.75%		04/25/2032	2,131,301

						3,434,443

PORTUGAL 2.1%
1,420,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	1,337,374
1,590,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	1,663,977

						3,001,351

ROMANIA 3.2%
21,250,000	RON	Romania Government Bond	3.70%		11/25/2024	4,554,978

SOUTH AFRICA 2.4%
38,190,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	1,794,164
38,570,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	1,626,090

						3,420,254

SPAIN 4.6%
4,440,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	4,246,379
970,000	EUR	Spain Government Bond	0.50%	(a)	04/30/2030	911,365
1,470,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	1,523,493

						6,681,237

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $91,770,590)				81,574,909

US GOVERNMENT AND AGENCY OBLIGATIONS 37.5%

UNITED STATES 37.5%
2,140,000	USD	United States Treasury Note/Bond	3.75%		06/30/2030	2,083,825
2,450,000	USD	United States Treasury Note/Bond	4.13%		08/15/2053	2,355,445
2,780,000	USD	United States Treasury Note/Bond	4.38%		11/30/2028	2,795,150
2,220,000	USD	United States Treasury Note/Bond	4.63%		11/15/2026	2,227,545
3,000,000	USD	United States Treasury Note/Bond	3.88%		02/15/2043	2,774,180
1,740,000	USD	United States Treasury Note/Bond	4.00%		07/31/2030	1,717,604
1,800,000	USD	United States Treasury Note/Bond	3.38%		05/15/2033	1,686,551
2,200,000	USD	United States Treasury Note/Bond	4.38%		08/15/2026	2,191,879
2,300,000	USD	United States Treasury Note/Bond	4.00%		02/28/2030	2,272,867

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	91

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,190,000	USD	United States Treasury Note/Bond	4.13%		09/30/2027	2,173,404
2,230,000	USD	United States Treasury Note/Bond	4.38%		11/30/2030	2,248,859
2,270,000	USD	United States Treasury Note/Bond	4.13%		10/31/2027	2,252,443
2,500,000	USD	United States Treasury Note/Bond	4.13%		07/31/2028	2,484,814
2,300,000	USD	United States Treasury Note/Bond	4.00%		02/29/2028	2,273,496
2,260,000	USD	United States Treasury Note/Bond	3.88%		12/31/2027	2,223,981
670,000	USD	United States Treasury Note/Bond	4.13%		01/31/2025	664,574
2,190,000	USD	United States Treasury Note/Bond	4.75%		07/31/2025	2,186,493
1,860,000	USD	United States Treasury Note/Bond	3.88%		05/15/2043	1,717,230
2,250,000	USD	United States Treasury Note/Bond	4.75%		11/15/2043	2,334,727
2,280,000	USD	United States Treasury Note/Bond	4.63%		06/30/2025	2,272,073
2,790,000	USD	United States Treasury Note/Bond	4.88%		11/30/2025	2,794,468
1,690,000	USD	United States Treasury Note/Bond	4.13%		06/15/2026	1,673,628
2,290,000	USD	United States Treasury Note/Bond	3.88%		11/30/2027	2,253,369
2,390,000	USD	United States Treasury Note/Bond	4.75%		11/15/2053	2,551,885
1,860,000	USD	United States Treasury Note/Bond	4.50%		11/15/2033	1,901,705

		Total US Government and Agency Obligations (Cost $54,181,449)				54,112,195

SHORT TERM INVESTMENTS 4.6%
1,627,023	USD	First American Government Obligations Fund - U	5.26%	(c)		1,627,023
1,627,023	USD	JPMorgan US Government Money Market Fund - IM	5.25%	(c)		1,627,023
1,627,023	USD	MSILF Government Portfolio - Institutional	5.22%	(c)		1,627,023
1,700,000	USD	United States Treasury Bill	0.00%		06/18/2024	1,680,917

		Total Short Term Investments (Cost $6,561,852)				6,561,986

		Total Investments 98.7% (Cost $152,513,891)				142,249,090
		Other Assets in Excess of Liabilities 1.3%				1,912,018

		NET ASSETS 100.0%				$144,161,108

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	56.6%
US Government and Agency Obligations	37.5%
Short Term Investments	4.6%
Other Assets and Liabilities	1.3%

Net Assets	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	42.1%
Japan	9.6%
Germany	7.3%
France	5.8%
Spain	4.6%
Mexico	4.6%
Belgium	3.8%
Australia	3.2%
Romania	3.2%
Ireland	2.5%
Poland	2.4%
South Africa	2.4%
Portugal	2.1%
New Zealand	2.0%
Canada	1.7%
Peru	1.4%
Other Assets and Liabilities	1.3%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 100 Mexican Peso Units.

(c)	Seven-day yield as of period end.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

RON	Romanian Leu

ZAR	South African Rand

USD	US Dollar

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 39.5%

	American Airlines Group, Inc.
1,682,108	Series 2016-3	3.25%		10/15/2028	1,518,103
1,798,489	Series B	3.85%		02/15/2028	1,668,098

	Blackbird Capital Aircraft
3,451,076	Series 2016-1A-B	5.68%	(a)(b)	12/16/2041	3,377,975

	Blue Stream Communications LLC
2,000,000	Series 2023-1A-C	8.90%	(a)	05/20/2053	1,863,907

	Cologix Data Centers US Issuer LLC
2,250,000	Series 2021-1A-B	3.79%	(a)	12/26/2051	2,031,062

	Compass Datacenters LLC
5,000,000	Series 2024-1A-A2	5.75%	(a)	02/25/2049	4,950,255

	CyrusOne Data Centers Issuer I LLC
2,000,000	Series 2023-1A-A2	4.30%	(a)	04/20/2048	1,884,835
1,399,095	Series 2023-1A-B	5.45%	(a)	04/20/2048	1,304,809

	DataBank Issuer
6,900,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	6,329,182
2,100,000	Series 2021-1A-C	4.43%	(a)	02/27/2051	1,754,861
6,000,000	Series 2021-2A-A2	2.40%	(a)	10/25/2051	5,371,516

	Diamond Infrastructure Funding LLC
2,250,000	Series 2021-1A-B	2.36%	(a)	04/15/2049	2,010,558

	Falcon Aerospace Ltd.
1,905,086	Series 2017-1-A	4.58%	(a)	02/15/2042	1,851,201

	Falko Regional Aircraft Ltd.
3,583,979	Series 2021-1A-A	5.75%		04/15/2041	3,304,414

	GAIA Aviation Ltd.
2,562,511	Series 2019-1-A	3.97%	(a)(b)	12/15/2044	2,337,074

	Goodgreen Trust
3,286,064	Series 2020-1A-A	2.63%	(a)	04/15/2055	2,708,909

	GoodLeap Sustainable Home Solutions Trust
3,314,491	Series 2021-3CS-B	2.41%	(a)	05/20/2048	2,399,057

	Helios Issuer LLC
2,424,111	Series 2018-1A-A	4.87%	(a)	07/20/2048	2,297,044
7,158,291	Series 2020-2A-A	2.73%	(a)	11/01/2055	5,445,188
2,413,167	Series 2021-B-B	2.01%	(a)	07/20/2048	2,001,597

	HERO Funding Trust
11,917	Series 2015-2A-A	3.99%	(a)	09/20/2040	10,893
346,396	Series 2016-3A-A2	3.91%	(a)	09/20/2042	314,368
853,387	Series 2016-4A-A2	4.29%	(a)	09/20/2047	780,407

	Horizon Aircraft Finance Ltd.
3,700,057	Series 2019-1-A	3.72%	(a)	07/15/2039	3,290,290

	ITE Rail Fund LP
3,451,359	Series 2021-1A-A	2.25%	(a)	02/28/2051	3,072,105
2,219,737	Series 2021-3A-A	2.21%	(a)	06/28/2051	2,003,294

	JOL Air Ltd.
3,197,859	Series 2019-1-A	3.97%	(a)	04/15/2044	2,957,895

	Kestrel Aircraft Funding USA LLC
1,189,638	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,112,136

	Loanpal Solar Loan Ltd.
5,023,745	Series 2020-3GS-A	2.47%	(a)	12/20/2047	3,899,271

	Mosaic Solar Loans LLC
1,486,812	Series 2018-1A-A	4.01%	(a)	06/22/2043	1,393,158
2,065,567	Series 2019-2A-B	3.28%	(a)	09/20/2040	1,836,247
2,126,111	Series 2020-1A-A	2.10%	(a)	04/20/2046	1,846,110
2,889,738	Series 2020-2A-B	2.21%	(a)	08/20/2046	2,335,513
3,095,777	Series 2021-3A-B	1.92%	(a)	06/20/2052	2,336,528
2,091,444	Series 2022-1A-B	3.16%	(a)	01/20/2053	1,707,556

	NP Railcar Holdings LLC
60,159	Series 2016-1A-A1	4.16%	(a)	04/20/2046	58,933
1,253,664	Series 2017-1A-A1	3.37%	(a)	10/21/2047	1,201,928
3,978,883	Series 2021-1A-A1	2.23%	(a)	03/19/2051	3,623,222

	Purewest Funding LLC
2,432,498	Series 2021-1-A1	4.09%	(a)	12/22/2036	2,356,003

	Retained Vantage Data Centers Issuer LLC
6,250,000	Series 2023-1A-B	5.75%	(a)	09/15/2048	5,869,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Shenton Aircraft Investment Ltd.
102,559	Series 2015-1A-A	4.75%	(a)	10/15/2042	95,229

	Signal Rail
4,509,493	Series 2021-1-A	2.23%	(a)	08/17/2051	4,000,252

	Start/Bermuda
886,034	Series 2018-1-A	4.09%	(a)	05/15/2043	817,781

	Sunnova Energy International, Inc.
2,070,779	Series 2020-AA-A	2.98%	(a)	06/20/2047	1,909,874
3,928,114	Series 2021-A-A	1.80%	(a)	02/20/2048	3,436,589

	Sunrun, Inc.
5,297,208	Series 2021-2A-A	2.27%	(a)	01/30/2057	4,332,935

	Switch ABS Issuer LLC
4,000,000	Series 2024-1A-B	6.50%	(a)	03/25/2054	3,889,832

	Thunderbolt Aircraft Lease
1,000,386	Series 2017-A-A	6.21%	(a)(b)	05/17/2032	987,711
1,184,532	Series 2017-A-B	7.75%	(a)(b)	05/17/2032	1,129,227
1,218,567	Series 2018-A-A	4.15%	(a)(b)	09/15/2038	1,033,217
2,678,571	Series 2018-A-B	5.07%	(a)(b)	09/15/2038	1,893,646

	Trinity Industries Leasing Co.
2,763,806	Series 2010-1A-A	5.19%	(a)	10/16/2040	2,725,703

	United Airlines, Inc.
1,229,375	Series 2016-1B	3.65%		01/07/2026	1,177,127
3,888,889	Series 2016-2B	3.65%		10/07/2025	3,752,778

	Vantage Data Centers Holding LLC
4,558,678	Series 2019-1A-A2	3.19%	(a)	07/15/2044	4,516,194

	Vault DI Issuer LLC
5,000,000	Series 2021-1A-A2	2.80%	(a)	07/15/2046	4,376,638

	Vivant Solar Financing V Parent LLC
4,405,395	Series 2018-1A-A	4.73%	(a)	04/30/2048	4,113,898

	WAVE USA
1,821,106	Series 2017-1A-A	3.84%	(a)	11/15/2042	1,613,391

	Total Asset Backed Obligations (Cost $159,725,179)				144,217,024

FOREIGN CORPORATE BONDS 10.5%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(a)	07/30/2027	3,352,919
5,500,000	APA Infrastructure Ltd.	4.25%	(a)	07/15/2027	5,392,566
2,000,000	Emirates Semb Corp. Water & Power Co. PJSC	4.45%	(a)	08/01/2035	1,879,000
2,005,053	Energia Eolica SA	6.00%	(c)	08/30/2034	1,969,965
2,532,475	Fermaca Enterprises S de RL de CV	6.38%	(a)	03/30/2038	2,479,190
1,379,710	Fermaca Enterprises S de RL de CV	6.38%		03/30/2038	1,350,680
492,760	Interoceanica IV Finance Ltd. Series 2007	0.00%	(a)	11/30/2025	465,043
1,133,347	Interoceanica IV Finance Ltd. Series 2007	0.00%		11/30/2025	1,069,596
4,216,000	Sydney Airport Finance Co. Pty Ltd.	3.38%	(a)	04/30/2025	4,115,181
2,440,000	Sydney Airport Finance Co. Pty Ltd.	3.63%	(a)	04/28/2026	2,353,262
8,299,000	TransCanada PipeLines Ltd.	4.63%		03/01/2034	7,839,862
500,000	Transelec SA	4.25%	(a)	01/14/2025	493,815
6,000,000	Transelec SA	3.88%	(a)	01/12/2029	5,678,930

	Total Foreign Corporate Bonds (Cost $39,508,633)				38,440,009

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.8%
3,640,000	Israel Electric Corp. Ltd.	5.00%	(a)	11/12/2024	3,623,520

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	93

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
152,865	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	151,771
2,838,917	Lima Metro Line 2 Finance Ltd.	5.88%	(a)	07/05/2034	2,818,596

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $6,770,836)				6,593,887

US CORPORATE BONDS 37.5%
4,000,000	Ameren Illinois Co.	3.85%		09/01/2032	3,667,198
1,500,000	Ameren Illinois Co.	4.95%		06/01/2033	1,485,697
11,015,000	AT&T, Inc.	4.30%		12/15/2042	9,456,000
3,500,000	Cheniere Energy, Inc.	5.65%	(a)	04/15/2034	3,527,180
8,000,000	Crown Castle, Inc.	5.10%		05/01/2033	7,806,133
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	9,320,973
5,000,000	Duke Energy Florida LLC	5.88%		11/15/2033	5,286,194
6,655,000	Duquesne Light Holdings, Inc.	3.62%	(a)	08/01/2027	6,250,527
8,000,000	Energy Transfer LP	5.75%		02/15/2033	8,132,525
8,500,000	Eversource Energy	5.13%		05/15/2033	8,332,832
7,688,000	Exelon Corp.	4.05%		04/15/2030	7,254,352
5,750,000	Flex Intermediate Holdco LLC	4.32%	(a)	12/30/2039	4,204,277
2,000,000	Foundry JV Holdco LLC	5.88%	(a)	01/25/2034	2,005,235
7,500,000	ITC Holdings Corp.	5.40%	(a)	06/01/2033	7,507,571
8,000,000	MPLX LP	5.00%		03/01/2033	7,769,222
9,900,000	NiSource, Inc.	3.60%		05/01/2030	9,124,648
8,500,000	Ohio Power Co.	5.00%		06/01/2033	8,345,865
3,500,000	ONEOK, Inc.	6.63%		09/01/2053	3,859,967
5,000,000	Sempra	5.50%		08/01/2033	5,016,745
10,000,000	Southern Co.	3.70%		04/30/2030	9,277,503
4,500,000	T-Mobile USA, Inc.	5.50%		01/15/2055	4,494,701
5,000,000	Venture Global Calcasieu Pass LLC	6.25%	(a)	01/15/2030	5,034,064

	Total US Corporate Bonds (Cost $141,769,659)				137,159,409

US GOVERNMENT AND AGENCY OBLIGATIONS 8.7%
20,000,000	United States Treasury Note/Bond	4.25%		02/28/2029	20,029,687
12,100,000	United States Treasury Note/Bond	4.25%		02/15/2054	11,902,430

	Total US Government and Agency Obligations (Cost $31,615,953)				31,932,117

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.5%
1,879,065	First American Government Obligations Fund - U	5.26%	(d)		1,879,065
1,879,065	JPMorgan US Government Money Market Fund - IM	5.25%	(d)		1,879,065
1,879,064	MSILF Government Portfolio - Institutional	5.22%	(d)		1,879,064

	Total Short Term Investments (Cost $5,637,194)				5,637,194

	Total Investments 99.5% (Cost $385,027,454)				363,979,640
	Other Assets in Excess of Liabilities 0.5%				1,903,689

	NET ASSETS 100.0%				$365,883,329

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.5%
US Corporate Bonds	37.5%
Foreign Corporate Bonds	10.5%
US Government and Agency Obligations	8.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.8%
Short Term Investments	1.5%
Other Assets and Liabilities	0.5%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	39.5%
Utilities	22.0%
Energy	16.4%
US Government and Agency Obligations	8.7%
Telecommunications	5.8%
Transportation	5.0%
Short Term Investments	1.5%
Technology	0.6%
Other Assets and Liabilities	0.5%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(c)	Value determined using significant unobservable inputs.

(d)	Seven-day yield as of period end.

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.3%

	Bridgecrest Lending Auto Securitization Trust
250,000	Series 2024-1-A2	5.82%		09/15/2026	249,960

	Commonbond Student Loan Trust
371,462	Series 2017-BGS-B	3.26%	(a)	09/25/2042	330,483

	Diamond Resorts Owner Trust
314,622	Series 2021-1A-A	1.51%	(a)	11/21/2033	294,998

	Marlette Funding Trust
500,000	Series 2022-3A-B	5.95%	(a)	11/15/2032	499,160

	Mosaic Solar Loans LLC
385,252	Series 2021-3A-A	1.44%	(a)	06/20/2052	312,834

	National Collegiate Student Loan Trust
402,085	Series 2006-1-A5 (CME Term SOFR 1 Month + 0.46%)	5.79%		03/25/2033	389,158

	Navient Student Loan Trust
412,867	Series 2018-A-B	3.68%	(a)	02/18/2042	393,698

	Pagaya AI Debt Selection Trust
150,131	Series 2023-5-A	7.18%	(a)	04/15/2031	150,541
250,000	Series 2024-1-A	6.66%	(a)	07/15/2031	250,938

	Retained Vantage Data Centers Issuer LLC
500,000	Series 2023-1A-A2A	5.00%	(a)	09/15/2048	484,513

	Total Asset Backed Obligations (Cost $3,390,009)				3,356,283

COLLATERALIZED LOAN OBLIGATIONS 13.9%

	Allegro CLO Ltd.
500,000	Series 2019-1A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/20/2032	500,100

	CBAM Ltd.
500,000	Series 2017-2A-AR (CME Term SOFR 3 Month + 1.45%, 1.19% Floor)	6.77%	(a)	07/17/2034	500,450

	CFIP CLO Ltd.
500,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	01/20/2035	500,513

	Highbridge Loan Management Ltd.
500,000	Series 3A-2014-CR (CME Term SOFR 3 Month + 3.86%)	9.16%	(a)	07/18/2029	501,363

	Logan CLO
500,000	Series 2022-1A-B (CME Term SOFR 3 Month + 2.05%, 2.05% Floor)	7.37%	(a)	04/21/2035	501,211

	Palmer Square CLO Ltd.
500,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.41%, 1.41% Floor)	6.73%	(a)	07/15/2034	500,447

	RR Ltd./Cayman Islands
500,000	Series 2021-14A-A1 (CME Term SOFR 3 Month + 1.38%, 1.38% Floor)	6.70%	(a)	04/15/2036	500,300

	Shackleton CLO Ltd.
487,674	Series 2015-7RA-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/15/2031	488,535

	Sound Point CLO Ltd.
500,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/15/2034	498,833
1,000,000	Series 2020-1A-AR (CME Term SOFR 3 Month + 1.43%, 1.43% Floor)	6.75%	(a)	07/20/2034	1,000,378

	Venture CDO Ltd.
401,880	Series 2017-29A-AR (CME Term SOFR 3 Month + 1.25%, 0.99% Floor)	6.56%	(a)	09/07/2030	402,081

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wellfleet CLO Ltd.
500,000	Series 2020-2A-AR (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	07/15/2034	499,710

	Total Collateralized Loan Obligations (Cost $6,381,726)				6,393,921

FOREIGN CORPORATE BONDS 5.1%
177,500	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	151,445
10,000	Algonquin Power & Utilities Corp.	5.37%	(b)	06/15/2026	9,949
85,000	Avolon Holdings Funding Ltd.	2.13%	(a)	02/21/2026	79,229
200,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	195,083
45,000	Bank of Montreal	1.50%		01/10/2025	43,677
80,000	Bank of Nova Scotia/The	4.75%		02/02/2026	79,442
200,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	185,998
200,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	200,727
80,000	Canadian Pacific Railway Co.	1.35%		12/02/2024	77,802
80,000	Commonwealth Bank of Australia (US Secured Overnight Financing Rate + 0.63%)	5.98%	(a)	09/12/2025	80,312
95,600	Empresa Electrica Angamos SA	4.88%		05/25/2029	86,645
75,000	Enbridge, Inc.	5.90%		11/15/2026	76,414
80,000	Glencore Funding LLC	1.63%	(a)	09/01/2025	75,748
60,000	Glencore Funding LLC (Secured Overnight Financing Rate + 1.06%)	6.41%	(a)	04/04/2027	60,037
200,000	Inkia Energy Ltd.	5.88%		11/09/2027	195,888
180,000	Millicom International Cellular SA	5.13%		01/15/2028	170,884
200,000	Multibank, Inc.	7.75%	(a)	02/03/2028	202,010
80,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	4.40%		06/01/2027	78,470
200,000	Sasol Financing USA LLC	4.38%		09/18/2026	189,310
50,000	Southern Copper Corp.	3.88%		04/23/2025	49,037
80,000	Toronto-Dominion Bank/The	0.70%		09/10/2024	78,354

	Total Foreign Corporate Bonds (Cost $2,318,791)				2,366,461

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.8%
200,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	181,160
130,161	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	95,689
87,351	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	86,726

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $359,073)				363,575

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	95

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.8%

	Arbor Multifamily Mortgage Securities Trust
1,629,822	Series 2021-MF2-XA	1.11%	(a)(c)(d)	06/15/2054	95,038

	AREIT Trust
89,407	Series 2022-CRE6-A (US 30 Day Average Secured Overnight Financing Rate + 1.25%, 1.25% Floor)	6.57%	(a)	01/20/2037	89,131

	BANK
2,739,185	Series 2021-BN36-XA	0.90%	(c)(d)	09/15/2064	110,696

	BB-UBS Trust
3,844,000	Series 2012-SHOW-XB	0.14%	(a)(c)(d)	11/05/2036	2,769

	BDS Ltd.
96,376	Series 2021-FL10-A (CME Term SOFR 1 Month + 1.46%, 1.46% Floor)	6.79%	(a)	12/16/2036	95,739

	Benchmark Mortgage Trust
4,719,649	Series 2018-B2-XA	0.45%	(c)(d)	02/15/2051	58,392
2,271,000	Series 2021-B26-XB	0.64%	(a)(c)(d)	06/15/2054	82,080
1,792,356	Series 2021-B28-XA	1.27%	(c)(d)	08/15/2054	115,069

	BRSP Ltd.
82,614	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.26%, 1.15% Floor)	6.59%	(a)	08/19/2038	81,714

	BSPRT Co.-Issuer LLC
99,992	Series 2022-FL8-A (US 30 Day Average Secured Overnight Financing Rate + 1.50%, 1.50% Floor)	6.82%	(a)	02/15/2037	99,623

	BX Trust
99,393	Series 2020-VKNG-A (CME Term SOFR 1 Month + 1.04%, 0.93% Floor)	6.37%	(a)	10/15/2037	99,280
100,000	Series 2021-CIP-A (CME Term SOFR 1 Month + 1.04%, 0.92% Floor)	6.36%	(a)	12/15/2038	99,027

	Citigroup Commercial Mortgage Trust
2,638,093	Series 2016-C1-XA	1.82%	(c)(d)	05/10/2049	76,773
100,000	Series 2016-P3-A4	3.33%		04/15/2049	95,355

	Citigroup/Deutsche Bank Commercial Mortgage Trust
165,000	Series 2016-C1-B	4.20%	(c)	05/10/2049	150,065
250,000	Series 2017-CD6-C	4.23%	(c)	11/13/2050	204,870

	Commercial Mortgage Pass Through Certificates
72,072	Series 2014-UBS5-A3	3.57%		09/10/2047	71,710
5,863,094	Series 2015-CR27-XA	0.90%	(c)(d)	10/10/2048	58,558
5,899,257	Series 2015-LC21-XD	1.07%	(a)(c)(d)	07/10/2048	66,882

	Commercial Mortgage Trust
2,400,000	Series 2021-PF1-XD	1.11%	(a)(c)(d)	11/15/2054	157,744

	Computershare Corporate Trust
5,658,382	Series 2015-NXS2-XA	0.58%	(c)(d)	07/15/2058	27,534
3,457,209	Series 2015-P2-XA	0.92%	(c)(d)	12/15/2048	41,985
2,482,335	Series 2018-C48-XA	0.93%	(c)(d)	01/15/2052	83,748
850,184	Series 2021-C59-XA	1.52%	(c)(d)	04/15/2054	63,019

	Credit Suisse Mortgage Capital Certificates
164,000	Series 2017-TIME-A	3.65%	(a)	11/13/2039	107,717
99,752	Series 2019-ICE4-A (CME Term SOFR 1 Month + 1.03%, 0.98% Floor)	6.35%	(a)	05/15/2036	99,755

	Cross Harbor Capital Partners
100,000	Series 2021-FL1-C (CME Term SOFR 1 Month + 2.21%, 2.10% Floor)	7.54%	(a)	02/15/2038	97,858

	Extended Stay America Trust
109,711	Series 2021-ESH-A (CME Term SOFR 1 Month + 1.19%, 1.08% Floor)	6.52%	(a)	07/15/2038	109,747

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FS Rialto
88,805	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.33%, 1.33% Floor)	6.66%	(a)	05/16/2038	87,973
94,977	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	11/16/2036	94,811

	Granite Point Mortgage Trust, Inc.
43,441	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	07/16/2035	42,965

	Great Wolf Trust
100,000	Series 2024-WOLF-A (CME Term SOFR 1 Month + 1.54%, 1.54% Floor)	6.84%	(a)	03/15/2039	100,318

	Greystone Commercial Real Estate Notes
100,000	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.13%, 1.02% Floor)	6.46%	(a)	07/15/2039	99,521

	GS Mortgage Securities Corp. II
4,199,173	Series 2016-GS4-XA	0.56%	(c)(d)	11/10/2049	48,456
186,000	Series 2020-UPTN-F	3.25%	(a)(c)	02/10/2037	170,375

	JPMBB Commercial Mortgage Securities Trust
200,000	Series 2015-C27-C	4.30%	(c)	02/15/2048	161,887

	KREF
100,000	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	02/15/2039	98,493

	Ladder Capital Commercial Mortgage Securities LLC
125,000	Series 2021-FL3-AS (CME Term SOFR 1 Month + 1.91%, 1.91% Floor)	7.24%	(a)	11/15/2038	122,396
125,000	Series 2021-FL3-B (CME Term SOFR 1 Month + 2.31%, 2.31% Floor)	7.64%	(a)	11/15/2038	121,331

	LoanCore
65,705	Series 2021-CRE5-A (CME Term SOFR 1 Month + 1.41%, 1.41% Floor)	6.74%	(a)	07/15/2036	65,406
93,750	Series 2021-CRE6-A (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	11/15/2038	93,289

	Lument Finance Trust, Inc.
87,497	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.28%, 1.28% Floor)	6.61%	(a)	06/15/2039	87,134

	Med Trust
119,427	Series 2021-MDLN-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	11/15/2038	119,212

	MF1 Multifamily Housing Mortgage Loan Trust
150,000	Series 2021-FL6-C (CME Term SOFR 1 Month + 1.96%, 1.85% Floor)	7.29%	(a)	07/16/2036	144,932
97,181	Series 2022-FL8-A (CME Term SOFR 1 Month + 1.35%, 1.35% Floor)	6.68%	(a)	02/19/2037	96,625
100,000	Series 2024-FL14-A (CME Term SOFR 1 Month + 1.74%, 1.74% Floor)	7.06%	(a)	03/19/2039	100,316

	MFT Trust
186,000	Series 2020-ABC-D	3.48%	(a)(c)	02/10/2042	98,833

	Morgan Stanley Bank of America Merrill Lynch Trust
90,000	Series 2015-C23-AS	4.00%	(c)	07/15/2050	87,310
4,953,748	Series 2017-C34-XE	0.87%	(a)(c)(d)	11/15/2052	131,309

	Morgan Stanley Capital I, Inc.
15,277,000	Series 2017-ASHF-XCP	0.00%	(a)(c)(d)	11/15/2024	15

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ready Capital Corp.
69,155	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	11/25/2036	69,054

	SG Commercial Mortgage Securities LLC
2,147,569	Series 2016-C5-XA	1.85%	(c)(d)	10/10/2048	60,636

	SLG Office Trust
18,169,000	Series 2021-OVA-X	0.26%	(a)(c)(d)	07/15/2041	263,346

	TPG Real Estate Finance Issuer Ltd.
67,751	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	03/15/2038	67,171
100,000	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.65%, 1.65% Floor)	6.97%	(a)	02/15/2039	99,504

	UBS Commercial Mortgage Trust
5,378,000	Series 2017-C3-XB	0.43%	(c)(d)	08/15/2050	76,777

	VMC Finance LLC
99,347	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.90%, 1.90% Floor)	7.22%	(a)	02/18/2039	97,730

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,219,604)				5,449,003

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.8%

	AJAX Mortgage Loan Trust
238,679	Series 2021-C-A	2.12%	(a)(b)	01/25/2061	232,128

	Chase Mortgage Finance Corp.
663,671	Series 2006-A1-2A2	5.12%	(c)	09/25/2036	575,054

	Citigroup Mortgage Loan Trust, Inc.
54,787	Series 2006-AR2-1A2	5.31%	(c)	03/25/2036	51,125

	COLT Funding LLC
474,370	Series 2021-HX1-A1	1.11%	(a)(c)	10/25/2066	394,597

	Countrywide Alternative Loan Trust
310,980	Series 2007-9T1-1A6	6.00%		05/25/2037	151,589

	Credit Suisse Mortgage Capital Certificates
678,745	Series 2022-NQM1-A1	2.27%	(a)(c)	11/25/2066	595,122

	Deutsche ALT-A Securities, Inc.
323,751	Series 2006-AR6-A6 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 10.50% Cap)	5.82%		02/25/2037	275,436

	Lehman XS Trust
143,788	Series 2007-6-2A1 (CME Term SOFR 1 Month + 0.53%, 0.42% Floor)	5.86%		05/25/2037	106,697

	Merrill Lynch Alternative Note Asset
792,731	Series 2007-OAR5-1A1	3.53%	(c)	10/25/2047	239,262

	Merrill Lynch Mortgage Backed Securities Trust
936,021	Series 2007-2-1A1 (1 Year CMT Rate + 2.40%, 2.40% Floor)	7.40%		08/25/2036	810,068

	Onslow Bay Mortgage Loan Trust
183,479	Series 2020-EXP2-A3	2.50%	(a)(c)	05/25/2060	150,488

	PRPM LLC
306,124	Series 2021-4-A1	1.87%	(a)(b)	04/25/2026	299,249

	RALI Trust
679,021	Series 2007-QS8-A3 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		06/25/2037	486,783

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Starwood Mortgage Residential Trust
500,000	Series 2020-2-M1E	3.00%	(a)	04/25/2060	481,504
346,064	Series 2021-5-A1	1.92%	(a)(c)	09/25/2066	285,340

	Velocity Commercial Capital Loan Trust
214,841	Series 2018-2-A	4.05%	(a)(c)	10/26/2048	202,605
463,672	Series 2021-2-M2	2.20%	(a)(c)	08/25/2051	381,035

	Vericrest Opportunity Loan Transferee
203,670	Series 2021-NPL1-A1	4.89%	(a)(b)	02/27/2051	199,116

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $6,827,417)				5,917,198

US CORPORATE BONDS 6.8%
20,000	AGCO Corp.	5.45%		03/21/2027	20,098
80,000	American Electric Power Co., Inc.	5.20%		01/15/2029	80,234
78,000	American Express Co. (Secured Overnight Financing Rate + 1.00%)	6.34%		02/16/2028	78,288
80,000	Amgen, Inc.	5.51%		03/02/2026	79,926
70,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	6.04%	(a)	05/24/2024	70,037
10,000	Athene Global Funding	1.72%	(a)	01/07/2025	9,697
80,000	Boeing Co.	4.88%		05/01/2025	79,124
78,000	BP Capital Markets America, Inc.	4.70%		04/10/2029	77,841
45,000	Bristol-Myers Squibb Co. (US Secured Overnight Financing Rate + 0.49%)	5.83%		02/20/2026	45,161
81,000	Broadcom, Inc.	3.15%		11/15/2025	78,390
30,000	Campbell Soup Co.	5.20%		03/19/2027	30,082
55,000	Carrier Global Corp.	5.80%		11/30/2025	55,386
110,000	Citigroup, Inc. (CME Term SOFR 3 Month + 1.16%)	3.35%		04/24/2025	109,820
10,000	Citigroup, Inc. (US Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	9,775
80,000	Constellation Brands, Inc.	5.00%		02/02/2026	79,512
80,000	Dollar Tree, Inc.	4.00%		05/15/2025	78,670
80,000	Elevance Health, Inc.	3.50%		08/15/2024	79,365
75,000	Energy Transfer LP	6.05%		12/01/2026	76,527
80,000	Entergy Louisiana LLC	0.95%		10/01/2024	78,200
40,000	Exelon Corp.	5.15%		03/15/2029	40,107
78,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	78,355
80,000	Ford Motor Co.	4.35%		12/08/2026	77,912
80,000	General Motors Financial Co., Inc.	5.25%		03/01/2026	79,789
50,000	Goldman Sachs Bank USA/New York NY (US Secured Overnight Financing Rate + 0.77%)	6.12%		03/18/2027	50,000
80,000	HCA, Inc.	5.38%		02/01/2025	79,788
5,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 0.54%)	0.82%		06/01/2025	4,957
80,000	JPMorgan Chase & Co.	3.90%		07/15/2025	78,707
10,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 0.49%)	0.77%		08/09/2025	9,812
70,000	Marriott International, Inc./MD	3.60%		04/15/2024	69,934
10,000	Marriott International, Inc./MD	5.00%		10/15/2027	9,973
70,000	Microchip Technology, Inc.	0.98%		09/01/2024	68,587

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	97

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000	Microchip Technology, Inc.	4.25%		09/01/2025	9,840
80,000	Morgan Stanley	3.88%		01/27/2026	78,175
77,000	Oracle Corp.	5.80%		11/10/2025	77,664
65,000	Pacific Gas and Electric Co.	4.95%		06/08/2025	64,491
15,000	Pacific Gas and Electric Co.	2.10%		08/01/2027	13,512
40,000	Packaging Corp. of America	3.65%		09/15/2024	39,609
78,000	Parker-Hannifin Corp.	3.65%		06/15/2024	77,665
80,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.40%	(a)	07/01/2027	77,923
40,000	PNC Financial Services Group, Inc. (US Secured Overnight Financing Rate + 1.32%)	5.81%		06/12/2026	40,145
80,000	Republic Services, Inc.	2.50%		08/15/2024	79,062
87,000	Royalty Pharma PLC	1.75%		09/02/2027	77,720
77,000	Ryder System, Inc.	5.25%		06/01/2028	77,392
75,000	Take-Two Interactive Software, Inc.	4.95%		03/28/2028	74,741
85,000	Truist Financial Corp. (US Secured Overnight Financing Rate + 1.46%)	4.26%		07/28/2026	83,643
80,000	Veralto Corp.	5.50%	(a)	09/18/2026	80,341
80,000	VICI Properties LP / VICI Note Co., Inc.	4.25%	(a)	12/01/2026	76,974
80,000	Wells Fargo & Co. (CME Term SOFR 3 Month + 1.09%)	2.41%		10/30/2025	78,487
80,000	Welltower OP LLC	4.00%		06/01/2025	78,663
80,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	77,871

	Total US Corporate Bonds (Cost $3,136,181)				3,127,972

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.1%

	Federal Home Loan Mortgage Corp.
42,372	Series 2021-MN1-M1 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(a)	01/25/2051	41,535

	Federal National Mortgage Association
1,409,467	Series 2013-92-FA (US 30 Day Average Secured Overnight Financing Rate + 0.66%, 0.55% Floor, 6.50% Cap)	5.98%		09/25/2043	1,392,669

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,406,252)				1,434,204

US GOVERNMENT AND AGENCY OBLIGATIONS 23.8%
1,600,000	United States Treasury Note/Bond	4.25%		12/31/2025	1,587,000
1,140,000	United States Treasury Note/Bond	4.25%		05/31/2025	1,130,849
610,000	United States Treasury Note/Bond	4.63%		06/30/2025	607,879
450,000	United States Treasury Note/Bond	4.63%		11/15/2026	451,529
1,030,000	United States Treasury Note/Bond	4.00%		01/15/2027	1,017,809
1,510,000	United States Treasury Note/Bond	4.63%		02/28/2026	1,508,879
1,380,000	United States Treasury Note/Bond	4.25%		01/31/2026	1,369,273

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
930,000	United States Treasury Note/Bond	4.13%		02/15/2027	922,262
900,000	United States Treasury Note/Bond	4.38%		12/15/2026	897,926
1,460,000	United States Treasury Note/Bond	4.88%		11/30/2025	1,462,338

	Total US Government and Agency Obligations (Cost $11,004,089)				10,955,744

AFFILIATED MUTUAL FUNDS 5.1%
259,675	DoubleLine Floating Rate Fund - Class I				2,347,465

	Total Affiliated Mutual Funds (Cost $2,472,710)				2,347,465

SHORT TERM INVESTMENTS 2.0%
152,786	First American Government Obligations Fund - U	5.26%	(e)		152,786
152,786	JPMorgan US Government Money Market Fund - IM	5.25%	(e)		152,786
152,786	MSILF Government Portfolio - Institutional	5.22%	(e)		152,786
470,000	United States Treasury Bill	0.00%		05/16/2024	466,930

	Total Short Term Investments (Cost $925,308)				925,288

	Total Investments 92.5% (Cost $45,441,160)				42,637,114
	Other Assets in Excess of Liabilities 7.5%				3,474,444

	NET ASSETS 100.0%				$46,111,558

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.8%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	12.8%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Asset Backed Obligations	7.3%
US Corporate Bonds	6.8%
Foreign Corporate Bonds	5.1%
Affiliated Mutual Funds	5.1%
US Government and Agency Mortgage Backed Obligations	3.1%
Short Term Investments	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Other Assets and Liabilities	7.5%

Net Assets	100.0%

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.8%
Collateralized Loan Obligations	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	12.8%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Asset Backed Obligations	7.3%
Affiliated Mutual Funds	5.1%
Banking	3.6%
US Government and Agency Mortgage Backed Obligations	3.1%
Short Term Investments	2.0%
Utilities	1.2%
Transportation	1.2%
Technology	0.7%
Healthcare	0.5%
Energy	0.5%
Diversified Manufacturing	0.5%
Pharmaceuticals	0.4%
Chemical Products	0.4%
Chemicals/Plastics	0.4%
Mining	0.4%
Telecommunications	0.4%
Automotive	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Food Products	0.2%
Insurance	0.2%
Finance	0.2%
Aerospace & Defense	0.2%
Environmental Control	0.2%
Retailers (other than Food/Drug)	0.2%
Real Estate	0.2%
Commercial Services	0.2%
Media	0.2%
Pulp & Paper	0.1%
Construction	0.0%	(f)
Other Assets and Liabilities	7.5%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Interest only security

(e)	Seven-day yield as of period end.

(f)	Represents less than 0.05% of net assets.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas Securities Corp.	Long	0.20%	Termination	04/17/2024	14,000,000	EUR	$1,621,164	$—	$1,621,164
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	09/19/2024	6,400,000	EUR	571,779	—	571,779
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas Securities Corp.	Long	0.20%	Termination	01/08/2025	10,000,000	EUR	517,739	—	517,739
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	02/05/2025	9,500,000	EUR	491,852	—	491,852

								$3,202,534	$—	$3,202,534

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2024, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

EUR	Euro

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	99

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered		Value	Currency to be Received		Value	Unrealized Appreciation (Depreciation)
10/09/2024	J.P. Morgan Securities, Inc.	11,566,760	USD	$11,566,760	10,700,000	EUR	$11,643,629	$76,869
10/09/2024	Goldman Sachs	3,227,897	USD	3,227,897	3,000,000	EUR	3,264,569	36,672
02/05/2025	Barclays Capital, Inc.	9,383,377	USD	9,383,377	8,600,000	EUR	9,414,536	31,160
06/04/2024	J.P. Morgan Securities, Inc.	2,400,000	EUR	2,596,405	2,619,793	USD	2,619,793	23,388
02/05/2025	Goldman Sachs	5,675,472	USD	5,675,472	5,200,000	EUR	5,692,510	17,038
06/04/2024	Barclays Capital, Inc.	800,000	EUR	865,468	873,181	USD	873,181	7,712
10/09/2024	J.P. Morgan Securities, Inc.	1,000,000	EUR	1,088,190	1,094,907	USD	1,094,907	6,718
10/09/2024	Barclays Capital, Inc.	322,692	USD	322,692	300,000	EUR	326,457	3,765
06/04/2024	Goldman Sachs	3,000,000	EUR	3,245,506	3,241,258	USD	3,241,258	(4,248)
06/04/2024	Barclays Capital, Inc.	330,194	USD	330,194	300,000	EUR	324,551	(5,644)
06/04/2024	J.P. Morgan Securities, Inc.	2,951,849	USD	2,951,849	2,700,000	EUR	2,920,956	(30,893)
06/04/2024	Goldman Sachs	17,772,543	USD	17,772,543	16,300,000	EUR	17,633,917	(138,626)

								$23,911

EUR	Euro

USD	US Dollar

Affiliated Mutual Funds

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended March 31, 2024 is as follows:

Fund	Value at March 31, 2023	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2024	Change in Unrealized for the Period Ended March 31, 2024	Value at March 31, 2024	Shares Held at March 31, 2024	Dividend Income Earned for the Period Ended March 31, 2024
DoubleLine Floating Rate Fund (Class I)	$3,931,367	$—	$(1,600,000)	$(115,270)	$131,368	$2,347,465	259,675	$233,788

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	March 31, 2024

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 21.0%
BRAZIL 0.7%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	91,294

						91,294

CHINA 4.6%
2,000,000	CNY	European Bank for Reconstruction & Development	2.75%		04/27/2032	279,739
2,210,000	CNY	International Bank for Reconstruction & Development	2.00%		02/18/2026	303,207

						582,946

COLOMBIA 1.5%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	191,644

						191,644

INDIA 2.8%
11,500,000	INR	Asian Development Bank	6.20%		10/06/2026	136,252
18,000,000	INR	International Bank for Reconstruction & Development	6.85%		04/24/2028	215,891

						352,143

INDONESIA 2.3%
4,800,000,000	IDR	European Bank for Reconstruction & Development	4.25%		02/07/2028	284,397

						284,397

MEXICO 5.2%
4,500,000	MXN	America Movil SAB de CV	10.30%		01/30/2034	271,362
6,900,000	MXN	International Finance Corp.	7.50%		01/18/2028	391,998

						663,360

PERU 0.7%
325,000	PEN	Banco de Credito del Peru SA	4.65%	(a)	09/17/2024	86,390

						86,390

POLAND 3.2%
1,840,000	PLN	European Investment Bank	3.00%		11/25/2029	406,203

						406,203

		Total Foreign Corporate Bonds (Cost $2,705,132)				2,658,377

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 75.1%

BRAZIL 13.0%
2,000	BRL	Brazil Notas de Tesouro Nacional - Serie F	10.00%	(b)	01/01/2031	382,584
1,000	BRL	Brazil Notas de Tesouro Nacional - Serie F	10.00%	(b)	01/01/2025	199,355
1,500	BRL	Brazil Notas de Tesouro Nacional - Serie F	10.00%	(b)	01/01/2035	280,386
2,000	BRL	Brazil Notas de Tesouro Nacional - Serie F	10.00%	(b)	01/01/2029	389,850

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000	BRL	Brazil Notas de Tesouro Nacional - Serie F	10.00%	(b)	01/01/2027	397,078

						1,649,253

CHILE 2.1%
95,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	2.50%		03/01/2025	94,361
90,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	90,050
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	5.80%	(a)	06/01/2024	76,433

						260,844

COLOMBIA 1.4%
350,000,000	COP	Colombian TES	7.50%		08/26/2026	87,471
350,000,000	COP	Colombian TES	6.25%		11/26/2025	88,092

						175,563

CZECH REPUBLIC 4.4%
2,700,000	CZK	Czech Republic Government Bond	4.90%		04/14/2034	124,046
10,600,000	CZK	Czech Republic Government Bond	2.75%		07/23/2029	431,073

						555,119

HUNGARY 3.3%
90,000,000	HUF	Hungary Government Bond	2.50%		10/24/2024	240,575
64,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	173,757

						414,332

INDONESIA 9.6%
6,065,000,000	IDR	Indonesia Treasury Bond	8.25%		05/15/2029	410,454
1,800,000,000	IDR	Indonesia Treasury Bond	7.00%		02/15/2033	116,214
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	436,395
3,662,000,000	IDR	Indonesia Treasury Bond	7.50%		06/15/2035	244,942

						1,208,005

MALAYSIA 5.0%
1,300,000	MYR	Malaysia Government Bond	3.58%		07/15/2032	269,660
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	359,244

						628,904

MEXICO 7.9%
58,000	MXN	Mexican Bonos	7.50%	(c)	05/26/2033	310,868
66,000	MXN	Mexican Bonos	7.75%	(c)	11/23/2034	355,283
59,800	MXN	Mexican Bonos	7.75%	(c)	05/29/2031	330,876

						997,027

PERU 1.9%
1,030,000	PEN	Peru Government Bond	5.40%		08/12/2034	238,556

PHILIPPINES 2.4%
4,500,000	PHP	Philippine Government Bond	6.88%		01/10/2029	82,195
13,000,000	PHP	Philippine Government International Bond	6.25%		01/14/2036	218,691

						300,886

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	101

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund (Cont.)

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
POLAND 5.6%
1,160,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	283,484
2,200,000	PLN	Republic of Poland Government Bond	1.75%		04/25/2032	422,420

						705,904

ROMANIA 4.4%
1,600,000	RON	Romania Government Bond	8.00%		04/29/2030	376,101
830,000	RON	Romania Government Bond	3.70%		11/25/2024	177,912

						554,013

SOUTH AFRICA 9.6%
10,120,000	ZAR	Republic of South Africa Government Bond	8.50%		01/31/2037	394,808
5,300,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	248,994
4,060,000	ZAR	Republic of South Africa Government Bond	8.25%		03/31/2032	179,013
9,360,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	394,613

						1,217,428

THAILAND 4.5%
8,000,000	THB	Thailand Government Bond	1.59%		12/17/2035	196,746
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	173,296
7,000,000	THB	Thailand Government Bond	3.35%		06/17/2033	204,707

						574,749

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $10,414,360)				9,480,583

SHORT TERM INVESTMENTS 2.2%
91,889	USD	BlackRock Liquidity FedFund - Institutional	5.20%	(d)		91,889
91,890	USD	Fidelity Government Portfolio - Institutional	5.21%	(d)		91,890
91,889	USD	MSILF Government Portfolio - Institutional	5.22%	(d)		91,889

		Total Short Term Investments (Cost $275,668)				275,668

		Total Investments 98.3% (Cost $13,395,160)				12,414,628
		Other Assets in Excess of Liabilities 1.7%				220,471

		NET ASSETS 100.0%				$12,635,099

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	75.1%
Foreign Corporate Bonds	21.0%
Short Term Investments	2.2%
Other Assets and Liabilities	1.7%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	75.1%
Finance	16.0%
Short Term Investments	2.2%
Telecommunications	2.1%
Utilities	1.5%
Transportation	0.7%
Banking	0.7%
Other Assets and Liabilities	1.7%

Net Assets	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	13.7%
Mexico	13.1%
Indonesia	11.9%
South Africa	9.6%
Poland	8.8%
Malaysia	5.0%
China	4.6%
Thailand	4.5%
Czech Republic	4.4%
Romania	4.4%
Hungary	3.3%
Colombia	2.9%
India	2.8%
Peru	2.6%
Philippines	2.4%
United States	2.2%
Chile	2.1%
Other Assets and Liabilities	1.7%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 1,000 Brazilian Real Units.

(c)	Principal amount is stated in 100 Mexican Peso Units.

(d)	Seven-day yield as of period end.

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan Renminbi

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 9.2%

	Affirm, Inc.
500,000	Series 2023-B-D	8.78%	(a)	09/15/2028	513,401

	APL Finance DAC
548,000	Series 2023-1A-C	8.50%	(a)(b)	07/21/2031	547,559

	Bojangles Issuer LLC
245,625	Series 2020-1A-A2	3.83%	(a)	10/20/2050	231,971

	Business Jet Securities LLC
419,509	Series 2021-1A-C	5.07%	(a)(b)	04/15/2036	395,573

	Compass Datacenters LLC
500,000	Series 2024-1A-B	7.00%	(a)	02/25/2049	500,531

	Flagship Credit Auto Trust
9,500	Series 2018-4-R	0.00%	(a)(b)(c)	03/16/2026	466,847

	Hardee’s Funding
500,000	Series 2024-1A-A2	7.25%	(a)	03/20/2054	505,888

	Helios Issuer LLC
1,125,693	Series 2019-AA-B	4.49%	(a)	06/20/2046	996,702

	Hotwire Funding LLC
1,000,000	Series 2021-1-B	2.66%	(a)	11/20/2051	884,982

	Lunar Structured Aircraft Portfolio Notes
734,351	Series 2021-1-C	5.68%	(a)(b)	10/15/2046	646,543

	Retained Vantage Data Centers Issuer LLC
500,000	Series 2023-1A-B	5.75%	(a)	09/15/2048	469,560

	Start Ltd./Bermuda
314,042	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	282,999

	Switch ABS Issuer LLC
500,000	Series 2024-1A-B	6.50%	(a)	03/25/2054	486,229

	WAVE USA
2,421,481	Series 2019-1-C	6.41%	(a)(b)	09/15/2044	768,198

	Total Asset Backed Obligations (Cost $9,447,835)				7,696,983

COLLATERALIZED LOAN OBLIGATIONS 22.1%

	Aimco CDO
700,000	Series 2021-15A-E (CME Term SOFR 3 Month + 6.21%, 5.95% Floor)	11.53%	(a)	10/17/2034	698,485

	Bain Capital CLO 2024-1 Ltd.
500,000	Series 2024-1A-D1 (CME Term SOFR 3 Month + 3.85%, 3.85% Floor)	9.17%	(a)	04/16/2037	506,500

	Canyon Capital CLO Ltd.
500,000	Series 2021-1A-E (CME Term SOFR 3 Month + 6.67%, 6.41% Floor)	11.99%	(a)	04/15/2034	493,097

	Canyon CLO
500,000	Series 2021-3A-E (CME Term SOFR 3 Month + 6.46%, 6.20% Floor)	11.78%	(a)	07/15/2034	488,398

	Carlyle Global Market Strategies
500,000	Series 2024-2A-D (CME Term SOFR 3 Month + 3.85%, 3.85% Floor)	0.00%	(a)	04/25/2037	500,000

	CarVal CLO
500,000	Series 2024-1A-B (CME Term SOFR 3 Month + 2.10%, 2.10% Floor)	7.42%	(a)	04/20/2037	500,560
1,000,000	Series 2024-1A-D (CME Term SOFR 3 Month + 3.90%, 3.90% Floor)	9.22%	(a)	04/20/2037	1,004,457

	CIFC Funding Ltd.
500,000	Series 2021-4A-E (CME Term SOFR 3 Month + 6.26%, 6.00% Floor)	11.58%	(a)	07/15/2033	500,915

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Empower CLO Ltd.
500,000	Series 2024-1A-A1 (CME Term SOFR 3 Month + 1.60%, 1.60% Floor)	6.91%	(a)	04/25/2037	500,206
500,000	Series 2024-1A-D1 (CME Term SOFR 3 Month + 3.75%, 3.75% Floor)	9.06%	(a)	04/25/2037	505,240

	Goldentree Loan Opportunities Ltd.
500,000	Series 2024-19A-D (CME Term SOFR 3 Month + 3.40%, 3.40% Floor)	8.72%	(a)	04/20/2037	501,895

	Harvest US CLO
500,000	Series 2024-1A-D (CME Term SOFR 3 Month + 4.50%, 4.50% Floor)	9.81%	(a)	04/18/2037	508,088

	Highbridge Loan Management Ltd.
1,000,000	Series 12A-18-C (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.31%	(a)	07/18/2031	992,459

	Katayma CLO Ltd.
1,000,000	Series 2023-1A-D (CME Term SOFR 3 Month + 5.25%, 5.25% Floor)	10.57%	(a)	10/20/2036	1,033,673
500,000	Series 2024-2A-A1 (CME Term SOFR 3 Month + 1.65%, 1.65% Floor)	6.94%	(a)	04/20/2037	500,000
500,000	Series 2024-2A-D (CME Term SOFR 3 Month + 4.50%, 4.50% Floor)	9.79%	(a)	04/20/2037	502,600

	Octagon Investment Partners Ltd.
1,000,000	Series 2012-1A-CRR (CME Term SOFR 3 Month + 4.16%, 3.90% Floor)	9.48%	(a)	07/15/2029	1,003,772
500,000	Series 2018-2A-C (CME Term SOFR 3 Month + 3.11%)	8.44%	(a)	07/25/2030	486,049
500,000	Series 2021-1A-E (CME Term SOFR 3 Month + 6.76%, 6.50% Floor)	12.08%	(a)	04/15/2034	494,173

	Point Au Roche Park CLO
500,000	Series 2021-1A-E (CME Term SOFR 3 Month + 6.36%, 6.10% Floor)	11.68%	(a)	07/20/2034	493,671

	Rockford Tower CLO Ltd.
1,000,000	Series 2024-1A-A1 (CME Term SOFR 3 Month + 1.61%, 1.61% Floor)	0.00%	(a)	04/20/2037	1,000,000

	RR Ltd./Cayman Islands
1,000,000	Series 2017-2A-DR (CME Term SOFR 3 Month + 6.06%, 5.80% Floor)	11.38%	(a)	04/15/2036	981,738

	Sound Point CLO Ltd.
1,000,000	Series 2020-1A-ER (CME Term SOFR 3 Month + 7.12%, 7.12% Floor)	12.44%	(a)	07/20/2034	930,183
500,000	Series 2021-3A-D (CME Term SOFR 3 Month + 3.51%, 3.25% Floor)	8.84%	(a)	10/25/2034	485,979

	Steele Creek CLO Ltd.
940,000	Series 2014-1RA-D (CME Term SOFR 3 Month + 3.06%, 2.80% Floor)	8.38%	(a)	04/21/2031	888,917

	Trimaran CAVU LLC
2,000,000	Series 2019-2A-C (CME Term SOFR 3 Month + 4.98%, 4.72% Floor)	10.28%	(a)	11/26/2032	2,006,672

	Total Collateralized Loan Obligations (Cost $18,491,192)				18,507,727

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	103

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.9%

	Alen Mortgage Trust
1,000,000	Series 2021-ACEN-F (CME Term SOFR 1 Month + 5.11%, 5.00% Floor)	10.44%	(a)	04/15/2034	420,115

	Benchmark Mortgage Trust
236,962	Series 2020-B16-A2	2.88%		02/15/2053	227,856

	BLP Commercial Mortgage Trust
180,000	Series 2024-IND2-A (CME Term SOFR 1 Month + 1.34%, 1.34% Floor)	6.67%	(a)	03/15/2041	180,087

	BX Trust
404,949	Series 2021-21M-A (CME Term SOFR 1 Month + 0.84%, 0.73% Floor)	6.17%	(a)	10/15/2036	401,938
400,000	Series 2021-CIP-A (CME Term SOFR 1 Month + 1.04%, 0.92% Floor)	6.36%	(a)	12/15/2038	396,108
181,399	Series 2021-VINO-A (CME Term SOFR 1 Month + 0.77%, 0.77% Floor)	6.09%	(a)	05/15/2038	180,140
156,386	Series 2021-XL2-A (CME Term SOFR 1 Month + 0.80%, 0.69% Floor)	6.13%	(a)	10/15/2038	155,315
500,000	Series 2024-MF-A (CME Term SOFR 1 Month + 1.44%, 1.44% Floor)	6.77%	(a)	02/15/2039	501,984

	CEDR Commercial Mortgage Trust
350,000	Series 2022-SNAI-A (CME Term SOFR 1 Month + 0.99%, 0.99% Floor)	6.31%	(a)	02/15/2039	333,125

	Commercial Mortgage Pass Through Certificates
300,000	Series 2014-CR18-B	4.46%	(d)	07/15/2047	294,941

	Computershare Corporate Trust
180,000	Series 2015-C28-A4	3.54%		05/15/2048	175,276
539,000	Series 2015-LC22-A4	3.84%		09/15/2058	523,985

	Credit Suisse Mortgage Capital Certificates
510,000	Series 2017-PFHP-A (CME Term SOFR 1 Month + 1.00%, 0.95% Floor)	6.32%	(a)	12/15/2030	488,566
498,759	Series 2019-ICE4-B (CME Term SOFR 1 Month + 1.28%, 1.23% Floor)	6.60%	(a)	05/15/2036	498,441

	Extended Stay America Trust
457,128	Series 2021-ESH-A (CME Term SOFR 1 Month + 1.19%, 1.08% Floor)	6.52%	(a)	07/15/2038	457,278

	FS Rialto
355,220	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.33%, 1.33% Floor)	6.66%	(a)	05/16/2038	351,891
474,883	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	11/16/2036	474,057

	Granite Point Mortgage Trust, Inc.
300,000	Series 2021-FL4-B (CME Term SOFR 1 Month + 2.06%, 1.95% Floor)	7.39%	(a)	12/15/2036	280,656

	Great Wolf Trust
144,318	Series 2019-WOLF-F (CME Term SOFR 1 Month + 3.45%, 3.33% Floor)	8.77%	(a)	12/15/2036	143,209
250,000	Series 2024-WOLF-C (CME Term SOFR 1 Month + 2.39%, 2.39% Floor)	7.69%	(a)	03/15/2039	250,924

	JP Morgan Chase Commercial Mortgage Securities
1,000,000	Series 2019-UES-G	4.45%	(a)(d)	05/05/2032	990,849

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust
300,000	Series 2014-C23-UH5	4.71%	(a)	09/15/2047	288,805
417,195	Series 2015-C31-A3	3.80%		08/15/2048	403,954
250,000	Series 2015-C33-AS	4.02%		12/15/2048	238,945

	LFT CRE Ltd.
300,000	Series 2021-FL1-B (CME Term SOFR 1 Month + 1.86%, 1.86% Floor)	7.19%	(a)	06/15/2039	294,367

	LoanCore
281,251	Series 2021-CRE6-A (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	11/15/2038	279,866

	Lument Finance Trust, Inc.
437,486	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.28%, 1.28% Floor)	6.61%	(a)	06/15/2039	435,670

	Med Trust
447,851	Series 2021-MDLN-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	11/15/2038	447,047

	MF1 Multifamily Housing Mortgage Loan Trust
435,515	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	07/16/2036	433,511
300,000	Series 2024-FL14-A (CME Term SOFR 1 Month + 1.74%, 1.74% Floor)	7.06%	(a)	03/19/2039	300,947

	MHC Commercial Mortgage Trust
301,996	Series 2021-MHC-A (CME Term SOFR 1 Month + 0.92%, 0.80% Floor)	6.24%	(a)	04/15/2038	300,806

	Morgan Stanley Capital I, Inc.
300,000	Series 2016-UB11-AS	2.98%		08/15/2049	276,026

	Ready Capital Corp.
484,084	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	11/25/2036	483,379
180,870	Series 2022-FL9-A (CME Term SOFR 1 Month + 2.47%, 2.47% Floor)	7.80%	(a)	06/25/2037	181,753

	SREIT Trust
500,000	Series 2021-MFP2-A (CME Term SOFR 1 Month + 0.94%, 0.82% Floor)	6.26%	(a)	11/15/2036	497,691

	Starwood Property Mortgage Trust
222,113	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	04/18/2038	219,483

	STWD Ltd.
400,000	Series 2022-FL3-B (US 30 Day Average Secured Overnight Financing Rate + 1.95%, 1.95% Floor)	7.27%	(a)	11/15/2038	386,540

	TPG Real Estate Finance Issuer Ltd.
300,000	Series 2021-FL4-B (CME Term SOFR 1 Month + 1.96%, 1.85% Floor)	7.29%	(a)	03/15/2038	284,840

	UBS-Barclays Commercial Mortgage Trust
562,000	Series 2013-C5-D	3.69%	(a)(d)	03/10/2046	398,661

	WB Commercial Mortgage Trust
300,000	Series 2024-HQ-A	6.13%	(a)(d)	03/15/2040	302,714

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $14,824,587)				14,181,746

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 25.1%

	Credit Suisse Mortgage Capital Certificates
1,372,000	Series 2021-NQM4-B2	4.18%	(a)(d)	05/25/2066	981,394

	Cross Mortgage Trust
1,219,629	Series 2024-H1-A1	6.09%	(a)(e)	12/25/2068	1,219,187

	Fannie Mae Connecticut Avenue Securities
1,250,000	Series 2021-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 1.55%)	6.87%	(a)	10/25/2041	1,255,883
1,300,000	Series 2022-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 1.90%)	7.22%	(a)	12/25/2041	1,310,649
1,250,000	Series 2023-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 3.75%)	9.07%	(a)	12/25/2042	1,338,490
1,300,000	Series 2024-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 1.80%, 1.80% Floor)	7.12%	(a)	01/25/2044	1,308,789
1,000,000	Series 2024-R02-1B1 (US 30 Day Average Secured Overnight Financing Rate + 2.50%, 2.50% Floor)	7.82%	(a)	02/25/2044	1,009,137

	Freddie Mac Structured Agency Credit Risk Debt Notes
1,200,000	Series 2024-DNA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 1.95%)	7.27%	(a)	02/25/2044	1,205,235
1,000,000	Series 2024-HQA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(a)	03/25/2044	1,002,739

	Onslow Bay Mortgage Loan Trust
1,225,485	Series 2024-NQM2-A1	5.88%	(a)(e)	12/25/2063	1,223,954

	Pretium Mortgage Credit Partners LLC
1,228,066	Series 2024-NPL2-A1	7.02%	(a)(e)	02/25/2054	1,225,168

	Progress Residential Trust
500,000	Series 2020-SFR3-H	6.23%	(a)	10/17/2027	485,231
1,200,000	Series 2024-SFR2-D	3.40%	(a)(d)	04/17/2041	1,057,063

	SGR Residential Mortgage Trust
1,250,000	Series 2021-1-B2	4.30%	(a)(d)	07/25/2061	888,254

	Velocity Commercial Capital Loan Trust
175,510	Series 2019-1-M4	4.61%	(a)(d)	03/25/2049	146,850
95,107	Series 2019-1-M5	5.70%	(a)(d)	03/25/2049	81,285
161,763	Series 2019-1-M6	6.79%	(a)(d)	03/25/2049	115,526

	Vericrest Opportunity Loan Transferee
1,108,866	Series 2021-NPL5-A2	4.83%	(a)(e)(f)	03/27/2051	1,002,541

	Verus Securitization Trust
1,400,000	Series 2020-5-B2	4.71%	(a)(d)	05/25/2065	1,221,812
1,500,000	Series 2021-3-B2	3.96%	(a)(d)	06/25/2066	1,040,460
993,557	Series 2023-1-A1	5.85%	(a)(e)	12/25/2067	988,678
1,000,000	Series 2024-1-M1	6.67%	(a)(d)	01/25/2069	999,883

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $22,516,555)				21,108,208

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.8%

	Federal Home Loan Mortgage Corp.
1,229,328	Series 5004-LS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(g)(h)	07/25/2050	138,478

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corp. (Cont.)
4,124,636	Series 5112-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.50%, 2.50% Cap)	0.00%	(g)(h)	06/25/2051	25,813
3,795,259	Series 5166-DI	3.00%	(g)	09/15/2048	497,474

	Federal National Mortgage Association
1,062,836	Pool CB3168	3.00%		03/01/2052	916,130
1,107,888	Series 2020-54-AS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(g)(h)	08/25/2050	141,751
1,250,415	Series 2020-77-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.15%, 4.15% Cap)	0.00%	(g)(h)	11/25/2050	47,302
2,215,162	Series 2020-77-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.10%, 4.10% Cap)	0.00%	(g)(h)	11/25/2050	85,233
965,219	Series 2020-M10-X2	1.72%	(d)(g)	12/25/2030	66,362
1,930,675	Series 2020-M17-X1	1.36%	(d)(g)	01/25/2028	63,358

	Government National Mortgage Association
1,348,654	Series 2015-124-AF (CME Term SOFR 1 Month + 0.36%, 0.25% Floor, 6.50% Cap)	5.69%		09/20/2045	1,322,325
2,277,974	Series 2020-138-IL	3.50%	(g)	09/20/2050	393,735
1,659,912	Series 2020-142-SD (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(g)(h)	09/20/2050	203,005
982,293	Series 2020-189-SP (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(g)(h)	12/20/2050	117,394
2,351,976	Series 2020-196-DI	2.50%	(g)	12/20/2050	303,440
3,711,338	Series 2021-125-AS (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.25%, 3.25% Cap)	0.00%	(g)(h)	07/20/2051	46,739
2,792,484	Series 2021-15-PI	3.00%	(g)	01/20/2051	430,177
2,203,346	Series 2021-189-IO	0.88%	(d)(g)	06/16/2061	145,380
1,835,698	Series 2021-197-IB	3.50%	(g)	11/20/2051	320,034
2,430,361	Series 2021-2-IO	0.88%	(d)(g)	06/16/2063	154,777
2,791,792	Series 2021-46-ES (-1 x CME Term SOFR 1 Month + 2.69%, 2.80% Cap)	0.00%	(g)(h)	03/20/2051	21,534
4,338,519	Series 2021-59-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.60%, 2.60% Cap)	0.00%	(g)(h)	04/20/2051	38,094
3,362,157	Series 2021-80-IO	0.90%	(d)(g)	12/16/2062	228,610
1,598,034	Series 2021-98-SB (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(g)(h)	06/20/2051	176,581
2,519,209	Series 2023-79-JI	2.50%	(g)	02/20/2051	316,730
2,023,627	Series 2024-13-IA	3.00%	(g)	05/20/2051	314,426

	Total US Government and Agency Mortgage Backed Obligations (Cost $7,862,718)				6,514,882

SHORT TERM INVESTMENTS 21.8%
5,407,682	First American Government Obligations Fund - U	5.26%	(i)		5,407,682
5,407,682	JPMorgan US Government Money Market Fund - IM	5.25%	(i)		5,407,682
5,407,682	MSILF Government Portfolio - Institutional	5.22%	(i)		5,407,682

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	105

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
2,000,000	United States Treasury Bill	0.00%	07/02/2024	1,973,380

	Total Short Term Investments (Cost $18,196,482)			18,196,426

	Total Investments 102.9% (Cost $91,339,369)			86,205,972
	Other Liabilities in Excess of Assets (2.9)%			(2,450,064)

	NET ASSETS 100.0%			$83,755,908

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.1%
Collateralized Loan Obligations	22.1%
Short Term Investments	21.8%
Non-Agency Commercial Mortgage Backed Obligations	16.9%
Asset Backed Obligations	9.2%
US Government and Agency Mortgage Backed Obligations	7.8%
Other Assets and Liabilities	(2.9)%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(f)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(g)	Interest only security

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Seven-day yield as of period end.

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 6.4%
140,000	United States Treasury Note/Bond	0.75%	(a)(b)	11/15/2024	136,205
700,000	United States Treasury Note/Bond	4.38%		11/30/2028	703,814

	Total US Government and Agency Obligations (Cost $853,058)				840,019

AFFILIATED MUTUAL FUNDS 75.0%
215,135	DoubleLine Floating Rate Fund - Class I				1,944,818
176,467	DoubleLine Income Fund - Class I				1,376,443
689,286	DoubleLine Low Duration Bond Fund - Class R6				6,603,356

	Total Affiliated Mutual Funds (Cost $10,303,410)				9,924,617

SHORT TERM INVESTMENTS 10.8%
474,484	First American Government Obligations Fund - U	5.26%	(a)(c)		474,484

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
474,484	JPMorgan US Government Money Market Fund - IM	5.25%	(a)(c)		474,484
474,484	MSILF Government Portfolio - Institutional	5.22%	(a)(c)		474,484

	Total Short Term Investments (Cost $1,423,452)				1,423,452

	Total Investments 92.2% (Cost $12,579,920)				12,188,088
	Other Assets in Excess of Liabilities 7.8%				1,033,967

	NET ASSETS 100.0%				$13,222,055

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	75.0%
Short Term Investments	10.8%
US Government and Agency Obligations	6.4%
Other Assets and Liabilities	7.8%

Net Assets	100.0%

(a)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

(b)	All or a portion of security has been pledged as collateral.

(c)	Seven-day yield as of period end.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)(2)(3)	BNP Paribas Securities Corp.	Long	0.00%	Termination	04/17/2024	$9,408,567	$652,144	$—	$652,144
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)(3)(4)(5)	BNP Paribas Securities Corp.	Long	0.00%	Termination	04/17/2024	3,791,430	(737,874)	—	(737,874)

							$(85,730)	$—	$(85,730)

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of March 31, 2024, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap. The entry fee is 0.05%.

(3)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap. The exit fee is 0.05%.

(4)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of March 31, 2024, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(5)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	107

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated) (Cont.)

Affiliated Mutual Funds

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the period ended March 31, 2024 is as follows:

Fund	Value at March 31, 2023	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2024	Change in Unrealized for the Period Ended March 31, 2024	Value at March 31, 2024	Shares Held at March 31, 2024	Dividend Income Earned for the Period Ended March 31, 2024
DoubleLine Low Duration Bond Fund (Class R6)	$6,520,642	$—	$—	$—	$82,714	$6,603,356	689,286	$311,485
DoubleLine Floating Rate Fund (Class I)	1,929,758	—	—	—	15,060	1,944,818	215,135	162,792
Doubleline Income Fund (Class I)	1,328,797	—	—	—	47,646	1,376,443	176,467	100,485

	$9,779,197	$—	$—	$—	$145,420	$9,924,617	1,080,888	$574,762

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2024

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value *	$30,281,777,794	$6,270,408,139	$480,464,117	$5,399,762,391	$165,259,119	$3,567,533,335
Investments in Affiliated Mutual Funds, at Value *	—	445,384,751	—	—	—	—
Short Term Investments *	633,460,140	155,989,824	3,929,291	223,016,984	22,119,033	240,087,181
Cash	17,711,498	2,173,178	439,746	1,335,293	1,296,822	1,454,032
Foreign Currency, at Value *	—	—	—	—	—	—
Interest and Dividends Receivable	152,761,673	50,743,820	7,189,404	41,835,904	1,008,338	28,621,398
Deposit at Broker for Futures	138,853,752	21,130,620	—	—	—	—
Receivable for Fund Shares Sold	62,857,867	16,774,850	654,734	14,986,072	299,925	5,993,420
Receivable for Investments Sold	35,110,510	2,690,844	667,349	35,264,271	1,409,356	3,847,032
Prepaid Expenses and Other Assets	433,670	123,517	51,406	76,267	27,887	38,003
Net Unrealized Appreciation on Swaps	—	—	—	—	—	404,068,626
Variation Margin Receivable	—	—	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	31,322,966,904	6,965,419,543	493,396,047	5,716,277,182	191,420,480	4,251,643,027

LIABILITIES
Payable for Investments Purchased	156,601,355	36,784,984	1,224,417	42,950,029	11,124,227	27,046,400
Payable for Fund Shares Redeemed	70,305,534	6,935,789	6,945,192	8,358,044	103,769	6,719,087
Distribution Payable	31,270,394	8,549,435	572,620	5,060,774	647,104	9,758,662
Investment Advisory Fees Payable	10,519,518	2,144,407	299,673	1,674,711	75,636	1,587,600
Variation Margin Payable	9,175,736	4,174,982	—	—	—	—
Sub-Transfer Agent Expenses Payable	2,158,270	214,195	47,211	222,484	6,933	349,193
Administration, Fund Accounting and Custodian Fees Payable	2,105,892	546,521	37,156	516,074	45,951	320,435
Distribution Fees Payable	1,867,933	38,880	1,831	694,909	4,852	53,644
Trustees Fees Payable (See Note 8)	1,489,086	279,652	25,645	181,596	9,474	157,833
Transfer Agent Expenses Payable	1,270,279	258,037	14,063	231,543	6,590	157,620
Professional Fees Payable	415,385	164,926	79,282	131,925	50,188	122,595
Accrued Expenses	376,090	48,344	12,898	56,173	1,156	68,218
Interest Expense Payable	—	—	—	—	5,167	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	287,555,472	60,140,152	9,259,988	60,078,262	12,081,047	46,341,287
Commitments and Contingencies (See Note 2)
Net Assets	$31,035,411,432	$6,905,279,391	$484,136,059	$5,656,198,920	$179,339,433	$4,205,301,740

NET ASSETS CONSIST OF:
Paid-in Capital	$42,203,768,157	$8,586,276,309	$706,379,085	$6,097,534,224	$237,549,703	$4,872,739,773
Total Distributable Earnings (Loss) (See Note 6)	(11,168,356,725)	(1,680,996,918)	(222,243,026)	(441,335,304)	(58,210,270)	(667,438,033)
Net Assets	$31,035,411,432	$6,905,279,391	$484,136,059	$5,656,198,920	$179,339,433	$4,205,301,740

*Identified Cost:
Investments in Unaffiliated Securities	$34,948,494,968	$6,853,308,111	$538,676,096	$5,580,812,698	$166,353,712	$3,839,421,886
Investments in Affiliated Mutual Funds	—	504,557,903	—	—	—	—
Short Term Investments	633,460,140	155,989,824	3,929,291	223,030,348	22,119,033	240,097,484
Foreign Currency (Due to Custodian)	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$25,498,119,051	$6,346,592,813	$461,232,182	$4,788,703,180	$162,268,995	$3,905,581,805
Shares Outstanding	2,922,466,169	689,477,247	51,773,721	500,042,349	17,947,485	262,835,645
Net Asset Value, Offering and Redemption Price per Share	$8.72	$9.20	$8.91	$9.58	$9.04	$14.86

Class N (unlimited shares authorized):
Net Assets	$4,269,591,612	$235,339,442	$22,903,877	$739,659,426	$17,070,438	$281,125,068
Shares Outstanding	489,586,235	25,590,786	2,568,627	77,295,367	1,883,086	18,937,291
Net Asset Value, Offering and Redemption Price per Share	$8.72	$9.20	$8.92	$9.57	$9.07	$14.85

Class R6 (unlimited shares authorized):
Net Assets	$1,267,700,769	$323,347,136	$—	$127,836,314	$—	$18,594,867
Shares Outstanding	145,273,090	35,115,362	—	13,343,461	—	1,250,519
Net Asset Value, Offering and Redemption Price per Share	$8.73	$9.21	$—	$9.58	$—	$14.87

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	109

Statements of Assets and Liabilities (Cont.)

	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Infrastructure Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$797,456,673	$155,229,332	$57,656,926	$—	$135,687,104	$358,342,446
Investments in Affiliated Mutual Funds, at Value *	—	—	—	—	—	—
Short Term Investments *	162,655,314	1,477,545	1,170,276	153,087,087	6,561,986	5,637,194
Cash	687,301	8,118	—	—	10	19,844
Foreign Currency, at Value *	—	—	—	—	464,553	—
Interest and Dividends Receivable	6,938,460	2,006,391	206,569	66,901	1,602,851	3,128,773
Deposit at Broker for Futures	—	—	919,110	—	—	—
Receivable for Fund Shares Sold	3,829,925	154,720	38,626	920,141	—	86,354
Receivable for Investments Sold	1,120,597	38,500	—	—	—	—
Prepaid Expenses and Other Assets	57,142	33,274	31,276	58,725	26,028	17,689
Net Unrealized Appreciation on Swaps	—	—	—	5,071,550	—	—
Variation Margin Receivable	—	—	92,641	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	972,745,412	158,947,880	60,115,424	159,204,404	144,342,532	367,232,300

LIABILITIES
Payable for Investments Purchased	17,665,388	535,137	—	9,827,863	—	—
Payable for Fund Shares Redeemed	621,368	251,209	21,883	69,236	—	4,220
Distribution Payable	1,220,123	124,596	131,168	—	—	1,098,658
Investment Advisory Fees Payable	494,369	39,396	6,013	103,794	71,653	154,490
Variation Margin Payable	—	—	—	—	—	—
Sub-Transfer Agent Expenses Payable	43,217	14,127	51	10,794	1,431	7,798
Administration, Fund Accounting and Custodian Fees Payable	149,248	19,056	5,358	2,467	18,960	28,723
Distribution Fees Payable	50,075	—	4,210	1,490	—	1,617
Trustees Fees Payable (See Note 8)	28,826	5,932	2,049	5,037	17,694	10,778
Transfer Agent Expenses Payable	33,148	7,191	—	5,825	20,428	11,581
Professional Fees Payable	58,632	35,084	23,993	28,874	30,432	27,890
Accrued Expenses	16,627	7,025	302	629	20,826	3,216
Interest Expense Payable	—	813	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Total Liabilities	20,381,021	1,039,566	195,027	10,056,009	181,424	1,348,971
Commitments and Contingencies (See Note 2)				—
Net Assets	$952,364,391	$157,908,314	$59,920,397	$149,148,395	$144,161,108	$365,883,329

NET ASSETS CONSIST OF:
Paid-in Capital	$1,156,699,555	$175,354,445	$82,611,248	$143,435,813	$185,879,677	$415,889,572
Total Distributable Earnings (Loss) (See Note 6)	(204,335,164)	(17,446,131)	(22,690,851)	5,712,582	(41,718,569)	(50,006,243)
Net Assets	$952,364,391	$157,908,314	$59,920,397	$149,148,395	$144,161,108	$365,883,329

*Identified Cost:
Investments in Unaffiliated Securities	$892,973,005	$157,665,028	$62,458,285	$—	$145,952,039	$379,390,260
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	162,658,736	1,477,545	1,170,276	153,071,254	6,561,852	5,637,194
Foreign Currency (Due to Custodian)	—	—	—	—	457,214	—

Class I (unlimited shares authorized):
Net Assets	$802,933,371	$153,250,049	$47,884,276	$136,093,645	$144,005,419	$358,912,578
Shares Outstanding	93,327,636	16,280,692	7,277,392	17,475,344	17,171,225	38,912,234
Net Asset Value, Offering and Redemption Price per Share	$8.60	$9.41	$6.58	$7.79	$8.39	$9.22

Class N (unlimited shares authorized):
Net Assets	$69,796,124	$4,658,265	$12,036,121	$13,054,750	$155,689	$6,970,751
Shares Outstanding	8,118,287	494,029	1,833,966	1,700,026	18,726	754,904
Net Asset Value, Offering and Redemption Price per Share	$8.60	$9.43	$6.56	$7.68	$8.31	$9.23

Class R6 (unlimited shares authorized):
Net Assets	$79,634,896	$—	$—	$—	$—	$—
Shares Outstanding	9,250,339	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$8.61	$—	$—	$—	$—	$—

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$39,364,361	$12,138,960	$68,009,546	$840,019
Investments in Affiliated Mutual Funds, at Value *	2,347,465	—	—	9,924,617
Short Term Investments *	925,288	275,668	18,196,426	1,423,452
Cash	—	11,445	—	—
Foreign Currency, at Value *	—	281	—	—
Interest and Dividends Receivable	371,653	265,320	589,746	60,226
Deposit at Broker for Futures and Swaps	—	—	—	1,055,000
Receivable for Fund Shares Sold	30,650	9,500	202,014	4,395
Receivable for Investments Sold	135,949	—	—	—
Prepaid Expenses and Other Assets	37,358	24,882	39,879	40,679
Net Unrealized Appreciation on Swaps	3,202,534	—	—	—
Variation Margin Receivable	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	113,075	—	—	—
Due from Advisor (See Note 3)	—	14,713	—	8,622
Total Assets	46,528,333	12,740,769	87,037,611	13,357,010

LIABILITIES
Payable for Investments Purchased	138,193	—	3,056,563	—
Payable for Fund Shares Redeemed	119,816	29,033	105,101	496
Distribution Payable	11,035	2,122	31,747	791
Investment Advisory Fees Payable	1,766	—	20,441	—
Variation Margin Payable	—	—	—	—
Sub-Transfer Agent Expenses Payable	4,317	—	4,208	1,779
Administration, Fund Accounting and Custodian Fees Payable	13,369	2,541	18,235	3,058
Distribution Fees Payable	1,282	464	1,221	334
Trustees Fees Payable (See Note 8)	1,539	325	1,403	202
Transfer Agent Expenses Payable	—	—	1,636	289
Professional Fees Payable	36,294	28,415	32,383	39,936
Accrued Expenses	—	40,200	8,765	2,340
Interest Expense Payable	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	89,164	—	—	—
Payable to Broker	—	2,570	—	—
Net Unrealized Depreciation on Swaps	—	—	—	85,730
Total Liabilities	416,775	105,670	3,281,703	134,955
Commitments and Contingencies (See Note 2)
Net Assets	$46,111,558	$12,635,099	$83,755,908	$13,222,055

NET ASSETS CONSIST OF:
Paid-in Capital	$61,627,325	$13,960,437	$106,471,810	$15,452,861
Total Distributable Earnings (Loss) (See Note 6)	(15,515,767)	(1,325,338)	(22,715,902)	(2,230,806)
Net Assets	$46,111,558	$12,635,099	$83,755,908	$13,222,055

*Identified Cost:
Investments in Unaffiliated Securities	$42,043,142	$13,119,492	$73,142,887	$853,058
Investments in Affiliated Mutual Funds	2,472,710	—	—	10,303,410
Short Term Investments	925,308	275,668	18,196,482	1,423,452
Foreign Currency (Due to Custodian)	—	271	—	—

Class I (unlimited shares authorized):
Net Assets	$36,996,233	$11,674,829	$79,772,279	$12,997,280
Shares Outstanding	2,994,850	1,342,837	10,229,254	1,606,397
Net Asset Value, Offering and Redemption Price per Share	$12.35	$8.69	$7.80	$8.09

Class N (unlimited shares authorized):
Net Assets	$9,115,325	$960,270	$3,983,629	$224,775
Shares Outstanding	738,061	110,692	509,942	27,881
Net Asset Value, Offering and Redemption Price per Share	$12.35	$8.68	$7.81	$8.09

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—
Shares Outstanding	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	111

Statements of Operations	For the Year Ended March 31, 2024

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

INVESTMENT INCOME
Income:
Interest	$1,520,900,154	$336,738,413	$31,888,224	$299,279,510	$17,451,181	$219,714,626
Dividends from Affiliated Mutual Funds	—	12,184,059	—	—	—	—
Dividends from Unaffiliated Securities	—	27,822	—	—	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	1,520,900,154	348,950,294	31,888,224	299,279,510	17,451,181	219,714,626

Expenses:
Investment Advisory Fees	129,728,145	27,740,380	3,654,869	20,365,392	960,871	18,693,748
Distribution Fees - Class N	11,881,019	627,216	63,507	1,984,864	43,641	761,109
Sub-Transfer Agent Expenses - Class I	16,348,603	1,835,813	369,449	1,889,285	53,750	2,070,600
Sub-Transfer Agent Expenses - Class N	2,946,943	71,242	20,337	304,307	5,374	164,618
Administration, Fund Accounting and Custodian Fees	4,114,090	1,058,658	99,331	940,872	125,910	557,217
Transfer Agent Expenses	3,061,336	649,638	44,024	546,551	17,507	331,550
Professional Fees	1,167,780	353,370	154,246	287,407	106,004	265,763
Trustees Fees	902,546	185,967	13,091	162,635	4,986	103,922
Shareholder Reporting Expenses	897,469	113,161	34,478	182,766	11,705	75,165
Insurance Expenses	664,059	148,073	12,873	125,408	7,060	89,473
Registration Fees	661,240	229,608	49,710	114,427	34,159	57,750
Miscellaneous Expenses	285,083	71,375	26,166	65,940	25,903	49,075
Interest Expense	—	—	27,285	—	61,000	—
Total Expenses	172,658,313	33,084,501	4,569,366	26,969,854	1,457,870	23,219,990
Less: Investment Advisory Fees (Waived)	—	(2,141,067)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(7,486)	—	(41)	—
Net Expenses	172,658,313	30,943,434	4,561,880	26,969,854	1,457,829	23,219,990

Net Investment Income (Loss)	1,348,241,841	318,006,860	27,326,344	272,309,656	15,993,352	196,494,636

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(821,166,267)	(262,369,398)	(46,652,386)	(36,768,752)	(7,312,322)	(41,143,118)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	—	—	—	—	—

Forwards	—	—	—	—	—	—

Futures	(255,921,521)	(42,991,361)	—	—	—	—

Swaps	—	—	—	—	—	205,787,691

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	324,017,220	192,502,773	69,334,543	107,051,610	8,427,864	37,463,179

Investments in Affiliated Mutual Funds	—	1,850,202	—	—	—	—

Short Term Investments	—	(36,243)	—	(25,271)	—	(17,046)

Unfunded Loan Commitments	—	2,277	—	—	1,372	456

Foreign Currency	—	—	—	—	—	—

Forwards	—	—	—	—	—	—

Futures	(136,401,869)	(25,912,923)	—	—	—	—

Swaps	—	—	—	—	—	473,173,658
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(889,472,437)	(136,954,673)	22,682,157	70,257,587	1,116,914	675,264,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$458,769,404	$181,052,187	$50,008,501	$342,567,243	$17,110,266	$871,759,456

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2024

	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Infrastructure Income Fund

INVESTMENT INCOME
Income:
Interest	$59,318,401	$8,053,946	$1,090,317	$8,420,511	$4,563,696	$14,916,913
Dividends from Affiliated Mutual Funds	—	—	—	—	—	—
Dividends from Unaffiliated Securities	6,670	—	—	—	—	—
Non-Cash Interest	—	—	1,250,759	—	—	—
Total Investment Income	59,325,071	8,053,946	2,341,076	8,420,511	4,563,696	14,916,913

Expenses:
Investment Advisory Fees	5,484,944	870,441	184,922	1,478,304	710,177	1,737,855
Distribution Fees - Class N	166,414	11,061	14,846	37,577	437	6,232
Sub-Transfer Agent Expenses - Class I	301,919	134,952	7,422	97,131	—	—
Sub-Transfer Agent Expenses - Class N	27,860	3,534	1,363	9,785	—	—
Administration, Fund Accounting and Custodian Fees	341,601	50,298	28,512	31,176	20,141	76,445
Transfer Agent Expenses	79,219	17,163	2,226	15,999	3,162	30,132
Professional Fees	116,937	81,663	65,067	84,877	61,339	68,559
Trustees Fees	24,694	4,721	1,457	3,712	2,759	7,946
Shareholder Reporting Expenses	25,722	23,988	1,303	6,530	1,447	533
Insurance Expenses	22,674	5,498	2,022	5,209	4,298	9,006
Registration Fees	53,980	36,705	28,718	33,843	29,135	29,940
Miscellaneous Expenses	28,855	46,148	7,253	11,430	9,217	22,795
Interest Expense	—	6,065	324	—	—	789
Total Expenses	6,674,819	1,292,237	345,435	1,815,573	842,112	1,990,232
Less: Investment Advisory Fees (Waived)	—	—	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	(254,449)	(66,826)	(18,057)	10,628	—
Net Expenses	6,674,819	1,037,788	278,609	1,797,516	852,740	1,990,232

Net Investment Income (Loss)	52,650,252	7,016,158	2,062,467	6,622,995	3,710,956	12,926,681

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(25,409,554)	(5,773,678)	(2,334,345)	(6,521)	(4,511,766)	(14,357,550)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	—	—	—	33,126	—

Forwards	—	—	—	—	57,081	—

Futures	—	—	(1,151,402)	—	—	—

Swaps	—	—	—	(5,463,047)	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	46,390,325	12,240,679	26,372	—	(466,934)	20,920,412

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Short Term Investments	91,306	—	(2,483)	113,940	(8,143)	—

Unfunded Loan Commitments	561	—	—	—	—	—

Foreign Currency	—	—	—	—	(5,839)	—

Forwards	—	—	—	—	—	—

Futures	—	—	(446,892)	—	—	—

Swaps	—	—	—	7,442,550	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(12,928)	—
Net Realized and Unrealized Gain (Loss) on Investments	21,072,638	6,467,001	(3,908,750)	2,086,922	(4,915,403)	6,562,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,722,890	$13,483,159	$(1,846,283)	$8,709,917	$(1,204,447)	$19,489,543

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	113

Statements of Operations (Cont.)

	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

INVESTMENT INCOME
Income:
Interest	$2,659,616	$736,978	$3,551,057	$145,799
Dividends from Affiliated Mutual Funds	233,788	—	—	574,762
Dividends from Unaffiliated Securities	—	—	—	—
Non-Cash Interest	—	—	—	—
Total Investment Income	2,893,404	736,978	3,551,057	720,561

Expenses:
Investment Advisory Fees	248,102	88,777	261,872	64,741
Distribution Fees - Class N	21,290	2,745	8,041	638
Sub-Transfer Agent Expenses - Class I	25,571	927	30,134	—
Sub-Transfer Agent Expenses - Class N	5,287	93	1,931	—
Administration, Fund Accounting and Custodian Fees	47,034	23,028	52,915	18,122
Transfer Agent Expenses	2,425	570	3,335	1,002
Professional Fees	72,008	77,556	69,188	66,112
Trustees Fees	1,441	190	1,353	551
Shareholder Reporting Expenses	7,747	2,253	905	367
Insurance Expenses	2,833	711	2,265	868
Registration Fees	30,164	27,041	33,638	24,762
Miscellaneous Expenses	12,461	57,152	659	6,014
Interest Expense	83	—	2,374	—
Total Expenses	476,446	281,043	468,610	183,177
Less: Investment Advisory Fees (Waived)	(14,135)	—	—	(39,275)
Less: Other Fees (Reimbursed)/Recouped	(132,622)	(171,745)	(120,118)	(99,735)
Net Expenses	329,689	109,298	348,492	44,167

Net Investment Income (Loss)	2,563,715	627,680	3,202,565	676,394

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(647,609)	(152,381)	(4,967,822)	(7,142)

Investments in Affiliated Mutual Funds	(115,270)	—	—	—

Foreign Currency	1,817	(11,176)	—	—

Forwards	(2,946,571)	—	—	—

Futures	—	—	—	—

Swaps	1,398,491	—	—	(1,359,164)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	887,595	97,492	7,428,252	(16,275)

Investments in Affiliated Mutual Funds	131,368	—	—	145,420

Short Term Investments	9,193	—	(56)	2,528

Unfunded Loan Commitments	—	—	—	—

Foreign Currency	—	(3)	—	—

Forwards	1,635,110	—	—	—

Futures	—	—	—	—

Swaps	999,098	—	—	1,343,495
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	(2,829)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1,353,222	(68,897)	2,460,374	108,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,916,937	$558,783	$5,662,939	$785,256

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$1,348,241,841	$1,186,218,807	$318,006,860	$305,039,769
Net Realized Gain (Loss) on Investments	(1,077,087,788)	(1,493,804,927)	(305,360,759)	(560,681,990)
Net Change in Unrealized Appreciation (Depreciation) on Investments	187,615,351	(1,938,176,230)	168,406,086	(293,016,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	458,769,404	(2,245,762,350)	181,052,187	(548,658,675)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,197,790,386)	(1,133,672,670)	(309,961,556)	(310,579,203)
Class N	(202,590,572)	(176,439,753)	(11,384,179)	(13,631,858)
Class R6	(60,800,302)	(48,939,575)	(11,086,461)	(4,129,937)

Total Distributions to Shareholders	(1,461,181,260)	(1,359,051,998)	(332,432,196)	(328,340,998)

NET SHARE TRANSACTIONS
Class I	(1,190,480,589)	(6,854,848,412)	(396,428,497)	(2,128,401,225)
Class N	(681,077,905)	556,592,256	(33,074,677)	(126,447,238)
Class R6	91,081,992	(361,855,711)	203,954,115	34,352,610
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,780,476,502)	(6,660,111,867)	(225,549,059)	(2,220,495,853)

Total Increase (Decrease) in Net Assets	$(2,782,888,358)	$(10,264,926,215)	$(376,929,068)	$(3,097,495,526)

NET ASSETS
Beginning of Period	$33,818,299,790	$44,083,226,005	$7,282,208,459	$10,379,703,985
End of Period	$31,035,411,432	$33,818,299,790	$6,905,279,391	$7,282,208,459

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	115

Statements of Changes in Net Assets (Cont.)

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$27,326,344	$28,304,571	$272,309,656	$192,805,910
Net Realized Gain (Loss) on Investments	(46,652,386)	(70,584,947)	(36,768,752)	(125,179,923)
Net Change in Unrealized Appreciation (Depreciation) on Investments	69,334,543	(21,120,187)	107,026,339	(34,718,469)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,008,501	(63,400,563)	342,567,243	32,907,518

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(26,668,163)	(28,239,825)	(230,720,953)	(170,179,376)
Class N	(1,410,031)	(1,431,212)	(35,174,928)	(25,550,460)
Class R6	—	—	(4,914,904)	(1,755,927)

Total Distributions to Shareholders	(28,078,194)	(29,671,037)	(270,810,785)	(197,485,763)

NET SHARE TRANSACTIONS
Class I	(52,388,152)	(139,814,008)	(527,964,125)	(827,959,245)
Class N	(5,980,257)	(6,328,453)	(116,480,695)	(174,619,414)
Class R6	—	—	72,153,985	13,776,622
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(58,368,409)	(146,142,461)	(572,290,835)	(988,802,037)

Total Increase (Decrease) in Net Assets	$(36,438,102)	$(239,214,061)	$(500,534,377)	$(1,153,380,282)

NET ASSETS
Beginning of Period	$520,574,161	$759,788,222	$6,156,733,297	$7,310,113,579
End of Period	$484,136,059	$520,574,161	$5,656,198,920	$6,156,733,297

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Floating Rate Fund		DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$15,993,352	$17,350,887	$196,494,636	$199,664,900
Net Realized Gain (Loss) on Investments	(7,312,322)	(10,471,808)	164,644,573	(923,040,150)
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,429,236	(6,853,536)	510,620,247	(372,891,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	17,110,266	25,543	871,759,456	(1,096,267,207)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(14,530,183)	(15,628,546)	(190,008,198)	(650,038,241)
Class N	(1,403,828)	(1,768,371)	(14,327,670)	(51,023,171)
Class R6	—	—	(705,957)	(1,612,841)

Total Distributions to Shareholders	(15,934,011)	(17,396,917)	(205,041,825)	(702,674,253)

NET SHARE TRANSACTIONS
Class I	(38,987,841)	(118,075,555)	(699,748,123)	(2,166,818,800)
Class N	(3,655,586)	(22,626,454)	(79,320,566)	(131,268,786)
Class R6	—	—	8,235,469	(3,700,587)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(42,643,427)	(140,702,009)	(770,833,220)	(2,301,788,173)

Total Increase (Decrease) in Net Assets	$(41,467,172)	$(158,073,383)	$(104,115,589)	$(4,100,729,633)

NET ASSETS
Beginning of Period	$220,806,605	$378,879,988	$4,309,417,329	$8,410,146,962
End of Period	$179,339,433	$220,806,605	$4,205,301,740	$4,309,417,329

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	117

Statements of Changes in Net Assets (Cont.)

	DoubleLine Flexible Income Fund		DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$52,650,252	$48,462,923	$7,016,158	$6,918,266
Net Realized Gain (Loss) on Investments	(25,409,554)	(29,811,153)	(5,773,678)	(9,229,837)
Net Change in Unrealized Appreciation (Depreciation) on Investments	46,482,192	(66,340,683)	12,240,679	(1,099,992)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,722,890	(47,688,913)	13,483,159	(3,411,563)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(45,496,140)	(38,406,012)	(6,726,859)	(6,405,153)
Class N	(3,945,038)	(4,735,103)	(165,152)	(428,580)
Class R6	(5,259,414)	(6,781,634)	—	—

Total Distributions to Shareholders	(54,700,592)	(49,922,749)	(6,892,011)	(6,833,733)

NET SHARE TRANSACTIONS
Class I	60,598,970	(168,776,775)	(35,190,518)	(47,129,892)
Class N	(26,706,309)	(36,501,181)	(853,185)	(16,377,784)
Class R6	(47,199,504)	23,412,123	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(13,306,843)	(181,865,833)	(36,043,703)	(63,507,676)

Total Increase (Decrease) in Net Assets	$5,715,455	$(279,477,495)	(29,452,555)	$(73,752,972)

NET ASSETS
Beginning of Period	$946,648,936	$1,226,126,431	$187,360,869	$261,113,841
End of Period	$952,364,391	$946,648,936	$157,908,314	$187,360,869

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Long Duration Total Return Bond Fund		DoubleLine Strategic Commodity Fund (Consolidated)
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$2,062,467	$1,443,592	$6,622,995	$1,336,306
Net Realized Gain (Loss) on Investments	(3,485,747)	(7,721,335)	(5,469,568)	(12,670,604)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(423,003)	(3,556,796)	7,556,490	(17,431,981)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,846,283)	(9,834,539)	8,709,917	(28,766,279)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,791,604)	(1,395,538)	(4,156,315)	(59,541,258)
Class N	(247,566)	(48,695)	(401,257)	(5,999,114)

Total Distributions to Shareholders	(2,039,170)	(1,444,233)	(4,557,572)	(65,540,372)

NET SHARE TRANSACTIONS
Class I	2,917,726	4,497,689	(26,162,286)	20,462,781
Class N	10,336,015	(2,928,587)	(4,199,172)	1,496,327
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	13,253,741	1,569,102	(30,361,458)	21,959,108

Total Increase (Decrease) in Net Assets	$9,368,288	$(9,709,670)	$(26,209,113)	$(72,347,543)

NET ASSETS
Beginning of Period	$50,552,109	$60,261,779	$175,357,508	$247,705,051
End of Period	$59,920,397	$50,552,109	$149,148,395	$175,357,508

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	119

Statements of Changes in Net Assets (Cont.)

	DoubleLine Global Bond Fund		DoubleLine Infrastructure Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$3,710,956	$1,622,078	$12,926,681	$12,750,009
Net Realized Gain (Loss) on Investments	(4,421,559)	(20,226,964)	(14,357,550)	(14,491,616)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(493,844)	6,094,281	20,920,412	(17,544,166)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,204,447)	(12,510,605)	19,489,543	(19,285,773)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	—	(12,689,557)	(13,587,479)
Class N	—	—	(93,327)	(20,057)

Total Distributions to Shareholders	—	—	(12,782,884)	(13,607,536)

NET SHARE TRANSACTIONS
Class I	751,040	(119,629,668)	6,061,598	(142,837,231)
Class N	(81,847)	(137,882)	6,286,861	(1,124,509)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	669,193	(119,767,550)	12,348,459	(143,961,740)

Total Increase (Decrease) in Net Assets	$(535,254)	$(132,278,155)	$19,055,118	$(176,855,049)

NET ASSETS
Beginning of Period	$144,696,362	$276,974,517	$346,828,211	$523,683,260
End of Period	$144,161,108	$144,696,362	$365,883,329	$346,828,211

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Emerging Markets Local Currency Bond Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$2,563,715	$2,512,563	$627,680	$373,748
Net Realized Gain (Loss) on Investments	(2,309,142)	(14,293,448)	(163,557)	(213,661)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,662,364	4,877,553	94,660	(315,586)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,916,937	(6,903,332)	558,783	(155,499)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,310,834)	(2,446,375)	(387,741)	(182,403)
Class N	(451,256)	(317,577)	(38,071)	(2,547)

Total Distributions to Shareholders	(2,762,090)	(2,763,952)	(425,812)	(184,950)

NET SHARE TRANSACTIONS
Class I	(9,215,887)	(38,995,905)	2,126,583	524,065
Class N	(427,180)	2,809,445	743,979	83,359
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(9,643,067)	(36,186,460)	2,870,562	607,424

Total Increase (Decrease) in Net Assets	$(8,488,220)	$(45,853,744)	$3,003,533	$266,975

NET ASSETS
Beginning of Period	$54,599,778	$100,453,522	$9,631,566	$9,364,591
End of Period	$46,111,558	$54,599,778	$12,635,099	$9,631,566

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	121

Statements of Changes in Net Assets (Cont.)

	DoubleLine Income Fund		DoubleLine Multi-Asset Trend Fund (Consolidated)
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

OPERATIONS
Net Investment Income (Loss)	$3,202,565	$3,498,791	$676,394	$474,865
Net Realized Gain (Loss) on Investments	(4,967,822)	(8,161,598)	(1,366,306)	(597,318)
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,428,196	(2,250,669)	1,475,168	(1,555,238)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,662,939	(6,913,476)	785,256	(1,677,691)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(3,693,184)	(2,942,942)	(610,034)	(2,306,129)
Class N	(229,194)	(416,205)	(11,310)	(89,716)

Total Distributions to Shareholders	(3,922,378)	(3,359,147)	(621,344)	(2,395,845)

NET SHARE TRANSACTIONS
Class I	27,417,772	(30,180,303)	(14,960)	2,990,773
Class N	671,994	(8,191,153)	(140,392)	330,542
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	28,089,766	(38,371,456)	(155,352)	3,321,315

Total Increase (Decrease) in Net Assets	$29,830,327	$(48,644,079)	$8,560	$(752,221)

NET ASSETS
Beginning of Period	$53,925,581	$102,569,660	$13,213,495	$13,965,716
End of Period	$83,755,908	$53,925,581	$13,222,055	$13,213,495

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Total Return Bond Fund - Class I:
3/31/2024	$8.97	0.36	(0.21)	0.15	(0.40)	—	(0.40)	$8.72	1.75%	$25,498,119	0.50%	0.50%	0.50%	4.19%
3/31/2023	$9.82	0.30	(0.80)	(0.50)	(0.35)	—	(0.35)	$8.97	(5.08)%	$27,489,784	0.49%	0.49%	0.49%	3.28%
3/31/2022	$10.46	0.29	(0.60)	(0.31)	(0.33)	—	(0.33)	$9.82	(3.14)%	$37,399,379	0.48%	0.48%	0.48%	2.75%
3/31/2021	$10.46	0.31	0.04	0.35	(0.35)	—	(0.35)	$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020	$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%

DoubleLine Total Return Bond Fund - Class N:
3/31/2024	$8.97	0.34	(0.21)	0.13	(0.38)	—	(0.38)	$8.72	1.50%	$4,269,591	0.75%	0.75%	0.75%	3.94%
3/31/2023	$9.82	0.28	(0.80)	(0.52)	(0.33)	—	(0.33)	$8.97	(5.32)%	$5,109,737	0.74%	0.74%	0.74%	3.08%
3/31/2022	$10.46	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)	$9.82	(3.38)%	$4,972,381	0.73%	0.73%	0.73%	2.50%
3/31/2021	$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)	$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020	$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%

DoubleLine Total Return Bond Fund - Class R6:
3/31/2024	$8.98	0.37	(0.22)	0.15	(0.40)	—	(0.40)	$8.73	1.81%	$1,267,701	0.44%	0.44%	0.44%	4.27%
3/31/2023	$9.83	0.31	(0.81)	(0.50)	(0.35)	—	(0.35)	$8.98	(5.02)%	$1,218,779	0.44%	0.44%	0.44%	3.35%
3/31/2022	$10.46	0.29	(0.59)	(0.30)	(0.33)	—	(0.33)	$9.83	(2.99)%	$1,711,466	0.43%	0.43%	0.43%	2.81%
3/31/2021	$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)	$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020(b)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										36%	37%	89%	91%	31%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Core Fixed Income Fund - Class I:
3/31/2024	$9.41	0.42	(0.19)	0.23	(0.44)	—	(0.44)	$9.20	2.60%	$6,346,593	0.47%	0.44%	0.44%	4.59%
3/31/2023	$10.33	0.36	(0.88)	(0.52)	(0.40)	—	(0.40)	$9.41	(5.03)%	$6,889,213	0.47%	0.44%	0.44%	3.75%
3/31/2022	$11.01	0.28	(0.62)	(0.34)	(0.31)	(0.03)	(0.34)	$10.33	(3.19)%	$9,843,189	0.46%	0.42%	0.42%	2.55%
3/31/2021	$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020	$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%

DoubleLine Core Fixed Income Fund - Class N:
3/31/2024	$9.40	0.40	(0.18)	0.22	(0.42)	—	(0.42)	$9.20	2.46%	$235,339	0.72%	0.69%	0.69%	4.34%
3/31/2023	$10.32	0.33	(0.88)	(0.55)	(0.37)	—	(0.37)	$9.40	(5.27)%	$274,332	0.72%	0.69%	0.69%	3.48%
3/31/2022	$11.00	0.25	(0.61)	(0.36)	(0.29)	(0.03)	(0.32)	$10.32	(3.43)%	$443,006	0.71%	0.67%	0.67%	2.30%
3/31/2021	$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)	$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020	$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%

DoubleLine Core Fixed Income Fund - Class R6:
3/31/2024	$9.41	0.43	(0.19)	0.24	(0.44)	—	(0.44)	$9.21	2.74%	$323,347	0.44%	0.41%	0.41%	4.70%
3/31/2023	$10.33	0.37	(0.89)	(0.52)	(0.40)	—	(0.40)	$9.41	(5.00)%	$118,663	0.44%	0.41%	0.41%	3.88%
3/31/2022	$11.01	0.28	(0.61)	(0.33)	(0.32)	(0.03)	(0.35)	$10.33	(3.16)%	$93,509	0.44%	0.39%	0.39%	2.58%
3/31/2021	$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020(b)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										119%	119%	177%	155%	43%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	123

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
3/31/2024	$8.46	0.48	0.47	0.95	(0.50)	—	(0.50)	$8.91	11.65%	$461,232	0.92%	0.92%	0.92%	5.62%
3/31/2023	$9.71	0.42	(1.22)	(0.80)	(0.45)	—	(0.45)	$8.46	(8.22)%	$492,903	0.90%	0.90%	0.90%	4.80%
3/31/2022	$10.55	0.39	(0.84)	(0.45)	(0.39)	—	(0.39)	$9.71	(4.46)%	$721,060	0.87%	0.87%	0.87%	3.76%
3/31/2021	$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020	$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
3/31/2024	$8.46	0.46	0.48	0.94	(0.48)	—	(0.48)	$8.92	11.49%	$22,904	1.17%	1.17%	1.17%	5.37%
3/31/2023	$9.71	0.40	(1.23)	(0.83)	(0.42)	—	(0.42)	$8.46	(8.45)%	$27,671	1.15%	1.15%	1.15%	4.56%
3/31/2022	$10.55	0.37	(0.85)	(0.48)	(0.36)	—	(0.36)	$9.71	(4.70)%	$38,728	1.12%	1.12%	1.12%	3.51%
3/31/2021	$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020	$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										49%	34%	51%	81%	37%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Low Duration Bond Fund - Class I:
3/31/2024	$9.46	0.45	0.12	0.57	(0.45)	—	(0.45)	$9.58	6.16%	$4,788,703	0.43%	0.43%	0.43%	4.71%
3/31/2023	$9.67	0.28	(0.19)	0.09	(0.30)	—	(0.30)	$9.46	0.94%	$5,256,310	0.43%	0.43%	0.43%	2.98%
3/31/2022	$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.42)%	$6,224,937	0.41%	0.41%	0.41%	1.55%
3/31/2021	$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020	$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%

DoubleLine Low Duration Bond Fund - Class N:
3/31/2024	$9.45	0.42	0.12	0.54	(0.42)	—	(0.42)	$9.57	5.90%	$739,660	0.68%	0.68%	0.68%	4.46%
3/31/2023	$9.67	0.26	(0.21)	0.05	(0.27)	—	(0.27)	$9.45	0.58%	$846,389	0.67%	0.67%	0.67%	2.73%
3/31/2022	$9.96	0.13	(0.28)	(0.15)	(0.14)	—	(0.14)	$9.67	(1.57)%	$1,043,811	0.66%	0.66%	0.66%	1.30%
3/31/2021	$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020	$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%

DoubleLine Low Duration Bond Fund - Class R6:
3/31/2024	$9.46	0.46	0.11	0.57	(0.45)	—	(0.45)	$9.58	6.20%	$127,836	0.39%	0.39%	0.39%	4.83%
3/31/2023	$9.67	0.30	(0.21)	0.09	(0.30)	—	(0.30)	$9.46	0.97%	$54,035	0.39%	0.39%	0.39%	3.13%
3/31/2022	$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.39)%	$41,366	0.39%	0.39%	0.39%	1.53%
3/31/2021	$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020(b)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										76%	72%	80%	71%	60%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Floating Rate Fund - Class I:
3/31/2024	$8.97	0.75	0.08	0.83	(0.76)	—	(0.76)	$9.04	9.61%	$162,269	0.74%	0.74%	0.74%	8.34%
3/31/2023	$9.42	0.53	(0.42)	0.11	(0.56)	—	(0.56)	$8.97	1.31%	$200,203	0.68%	0.68%	0.68%	5.81%
3/31/2022	$9.51	0.32	(0.09)	0.23	(0.32)	—	(0.32)	$9.42	2.40%	$333,518	0.64%	0.64%	0.64%	3.37%
3/31/2021	$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020	$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%

DoubleLine Floating Rate Fund - Class N:
3/31/2024	$8.99	0.73	0.08	0.81	(0.73)	—	(0.73)	$9.07	9.43%	$17,070	0.99%	0.99%	0.99%	8.10%
3/31/2023	$9.44	0.48	(0.40)	0.08	(0.53)	—	(0.53)	$8.99	1.04%	$20,603	0.92%	0.92%	0.92%	5.32%
3/31/2022	$9.53	0.30	(0.10)	0.20	(0.29)	—	(0.29)	$9.44	2.15%	$45,362	0.90%	0.90%	0.90%	3.16%
3/31/2021	$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020	$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										50%	17%	40%	76%	58%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Shiller Enhanced CAPE® - Class I:
3/31/2024	$12.66	0.64	2.23	2.87	(0.67)	—	(0.67)	$14.86	23.36%	$3,905,582	0.54%	0.54%	0.54%	4.75%
3/31/2023	$16.79	0.49	(2.60)	(2.11)	(0.54)	(1.48)	(2.02)	$12.66	(12.06)%	$3,988,448	0.55%	0.55%	0.55%	3.48%
3/31/2022	$19.62	0.26	2.00	2.26	(0.30)	(4.79)	(5.09)	$16.79	10.96%	$7,828,188	0.54%	0.53%	0.53%	1.29%
3/31/2021	$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)	$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020	$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%

DoubleLine Shiller Enhanced CAPE® - Class N:
3/31/2024	$12.65	0.60	2.24	2.84	(0.64)	—	(0.64)	$14.85	23.07%	$281,125	0.79%	0.79%	0.79%	4.50%
3/31/2023	$16.78	0.46	(2.61)	(2.15)	(0.50)	(1.48)	(1.98)	$12.65	(12.29)%	$312,867	0.80%	0.80%	0.80%	3.26%
3/31/2022	$19.61	0.21	1.99	2.20	(0.24)	(4.79)	(5.03)	$16.78	10.69%	$566,561	0.79%	0.78%	0.78%	1.03%
3/31/2021	$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)	$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020	$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%

DoubleLine Shiller Enhanced CAPE® - Class R6:
3/31/2024	$12.67	0.65	2.23	2.88	(0.68)	—	(0.68)	$14.87	23.41%	$18,595	0.48%	0.48%	0.48%	4.82%
3/31/2023	$16.80	0.50	(2.60)	(2.10)	(0.55)	(1.48)	(2.03)	$12.67	(12.00)%	$8,103	0.50%	0.50%	0.50%	3.58%
3/31/2022	$19.62	0.27	2.01	2.28	(0.31)	(4.79)	(5.10)	$16.80	11.07%	$15,398	0.49%	0.49%	0.49%	1.35%
3/31/2021	$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)	$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020 (b)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										75%	77%	110%	69%	62%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	125

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Flexible Income Fund - Class I:
3/31/2024	$8.42	0.50	0.21	0.71	(0.53)	—	(0.53)	$8.60	8.69%	$802,933	0.74%	0.74%	0.74%	5.97%
3/31/2023	$9.21	0.41	(0.78)	(0.37)	(0.42)	—	(0.42)	$8.42	(3.99)%	$726,230	0.74%	0.74%	0.74%	4.74%
3/31/2022	$9.65	0.35	(0.43)	(0.08)	(0.36)	—	(0.36)	$9.21	(0.91)%	$971,543	0.73%	0.71%	0.71%	3.65%
3/31/2021	$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)	$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020	$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%

DoubleLine Flexible Income Fund - Class N:
3/31/2024	$8.42	0.48	0.20	0.68	(0.50)	—	(0.50)	$8.60	8.42%	$69,796	0.99%	0.99%	0.99%	5.70%
3/31/2023	$9.20	0.39	(0.77)	(0.38)	(0.40)	—	(0.40)	$8.42	(4.13)%	$95,069	0.99%	0.99%	0.99%	4.47%
3/31/2022	$9.65	0.33	(0.44)	(0.11)	(0.34)	—	(0.34)	$9.20	(1.26)%	$142,205	0.98%	0.96%	0.96%	3.39%
3/31/2021	$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)	$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020	$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%

DoubleLine Flexible Income Fund - Class R6:
3/31/2024	$8.43	0.51	0.20	0.71	(0.53)	—	(0.53)	$8.61	8.73%	$79,635	0.70%	0.70%	0.70%	5.98%
3/31/2023	$9.21	0.42	(0.78)	(0.36)	(0.42)	—	(0.42)	$8.43	(3.84)%	$125,350	0.70%	0.70%	0.70%	4.86%
3/31/2022	$9.66	0.34	(0.43)	(0.09)	(0.36)	—	(0.36)	$9.21	(0.98)%	$112,378	0.70%	0.68%	0.68%	3.55%
3/31/2021	$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)	$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020(b)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										32%	13%	41%	46%	41%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
3/31/2024	$9.05	0.37	0.36	0.73	(0.37)	—	(0.37)	$9.41	8.23%	$153,250	0.74%	0.74%	0.59%	4.04%
3/31/2023	$9.40	0.26	(0.35)	(0.09)	(0.26)	—	(0.26)	$9.05	(0.90)%	$182,023	0.69%	0.69%	0.59%	2.81%
3/31/2022	$9.90	0.16	(0.45)	(0.29)	(0.17)	(0.04)	(0.21)	$9.40	(3.00)%	$238,613	0.68%	0.68%	0.59%	1.67%
3/31/2021	$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)	$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020	$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
3/31/2024	$9.06	0.35	0.37	0.72	(0.35)	—	(0.35)	$9.43	8.07%	$4,658	0.99%	0.99%	0.84%	3.82%
3/31/2023	$9.41	0.23	(0.34)	(0.11)	(0.24)	—	(0.24)	$9.06	(1.18)%	$5,337	0.93%	0.93%	0.84%	2.51%
3/31/2022	$9.91	0.14	(0.46)	(0.32)	(0.14)	(0.04)	(0.18)	$9.41	(3.24)%	$22,501	0.93%	0.93%	0.84%	1.42%
3/31/2021	$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)	$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020	$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										29%	37%	39%	72%	65%

(a) Calculated based on average shares outstanding during the period.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Long Duration Total Return Bond Fund - Class I:
3/31/2024	$7.15	0.26	(0.58)	(0.32)	(0.25)	—	(0.25)	$6.58	(4.39)%	$47,884	0.62%	0.62%	0.50%	3.88%
3/31/2023	$8.84	0.22	(1.69)	(1.47)	(0.22)	—	(0.22)	$7.15	(16.66)%	$48,859	0.59%	0.59%	0.50%	2.97%
3/31/2022	$9.37	0.28	(0.53)	(0.25)	(0.28)	—	(0.28)	$8.84	(2.89)%	$54,898	0.54%	0.54%	0.50%	2.87%
3/31/2021	$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)	$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020	$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%

DoubleLine Long Duration Total Return Bond Fund - Class N:
3/31/2024	$7.13	0.26	(0.59)	(0.33)	(0.24)	—	(0.24)	$6.56	(4.63)%	$12,036	0.92%	0.92%	0.75%	4.07%
3/31/2023	$8.81	0.21	(1.69)	(1.48)	(0.20)	—	(0.20)	$7.13	(16.83)%	$1,693	0.83%	0.83%	0.75%	2.73%
3/31/2022	$9.37	0.25	(0.56)	(0.31)	(0.25)	—	(0.25)	$8.81	(3.48)%	$5,364	0.77%	0.77%	0.75%	2.59%
3/31/2021	$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)	$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020	$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										146%	227%	95%	89%	40%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
3/31/2024	$7.54	0.31	0.18	0.49	(0.24)	—	(0.24)	$7.79	6.72%	$136,093	1.08%	1.08%	1.07%	4.05%
3/31/2023	$12.56	0.07	(1.47)	(1.40)	(3.62)	—	(3.62)	$7.54	(11.83)%	$158,615	1.02%	1.02%	1.02%	0.64%
3/31/2022	$9.61	(0.11)	4.41	4.30	(1.35)	—	(1.35)	$12.56	48.24%	$223,799	1.04%	1.04%	1.10%	(0.97)%
3/31/2021	$6.91	(0.05)	2.75	2.70	—	—	—	$9.61	39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020	$9.72	0.07	(2.78)	(2.71)	(0.10)	—	(0.10)	$6.91	(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
3/31/2024	$7.43	0.28	0.19	0.47	(0.22)	—	(0.22)	$7.68	6.50%	$13,055	1.33%	1.33%	1.32%	3.81%
3/31/2023	$12.42	0.04	(1.44)	(1.40)	(3.59)	—	(3.59)	$7.43	(12.02)%	$16,743	1.27%	1.27%	1.27%	0.40%
3/31/2022	$9.52	(0.13)	4.35	4.22	(1.32)	—	(1.32)	$12.42	47.78%	$23,906	1.29%	1.29%	1.35%	(1.22)%
3/31/2021	$6.87	(0.07)	2.72	2.65	—	—	—	$9.52	38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020	$9.65	0.07	(2.78)	(2.71)	(0.07)	—	(0.07)	$6.87	(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										0%	0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	127

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Global Bond Fund - Class I:
3/31/2024	$8.46	0.22	(0.29)	(0.07)	—	—	—		—	$8.39	(0.83)%	$144,005	0.59%	0.59%	0.60%	2.61%
3/31/2023	$9.26	0.11	(0.91)	(0.80)	—	—	—		—	$8.46	(8.64%)	$144,457	0.66%	0.66%	0.65%	1.26%
3/31/2022	$10.21	0.04	(0.88)	(0.84)	(0.03)	(0.08)	—	(b)	(0.11)	$9.26	(8.29%)	$276,559	0.56%	0.56%	0.56%	0.37%
3/31/2021	$10.21	0.05	0.12	0.17	—	(0.17)	—		(0.17)	$10.21	1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020	$10.28	0.15	(0.10)	0.05	(0.12)	— (b)	—		(0.12)	$10.21	0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%

DoubleLine Global Bond Fund - Class N:
3/31/2024	$8.41	0.19	(0.29)	(0.10)	—	—	—		—	$8.31	(1.19)%	$156	0.84%	0.84%	0.85%	2.34%
3/31/2023	$9.23	0.08	(0.90)	(0.82)	—	—	—		—	$8.41	(8.88)%	$240	0.92%	0.92%	0.91%	0.95%
3/31/2022	$10.18	0.01	(0.87)	(0.86)	(0.01)	(0.08)	—	(b)	(0.09)	$9.23	(8.45)%	$416	0.81%	0.81%	0.81%	0.12%
3/31/2021	$10.21	0.03	0.11	0.14	—	(0.17)	—		(0.17)	$10.18	1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020	$10.26	0.12	(0.10)	0.02	(0.07)	— (b)	—		(0.07)	$10.21	0.23%	$2,407	0.80%	0.80%	0.80%	1.13%

												For the Year or Period Ended
												3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes (b)												49%	112%	83%	63%	21%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Infrastructure Income Fund - Class I:
3/31/2024	$9.05	0.34	0.16	0.50	(0.33)	—	(0.33)	$9.22	5.68%	$358,912	0.57%	0.57%	0.57%	3.72%
3/31/2023	$9.67	0.28	(0.60)	(0.32)	(0.27)	(0.03)	(0.30)	$9.05	(3.24)%	$346,227	0.57%	0.57%	0.57%	3.02%
3/31/2022	$10.46	0.27	(0.71)	(0.44)	(0.28)	(0.07)	(0.35)	$9.67	(4.39)%	$521,889	0.57%	0.57%	0.57%	2.63%
3/31/2021	$9.56	0.29	0.92	1.21	(0.31)	—	(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020	$10.11	0.33	(0.54)	(0.21)	(0.34)	—	(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%

DoubleLine Infrastructure Income Fund - Class N:
3/31/2024	$9.06	0.33	0.15	0.48	(0.31)	—	(0.31)	$9.23	5.42%	$6,971	0.83%	0.83%	0.83%	3.60%
3/31/2023	$9.68	0.25	(0.59)	(0.34)	(0.25)	(0.03)	(0.28)	$9.06	(3.49)%	$601	0.82%	0.82%	0.82%	2.74%
3/31/2022	$10.46	0.25	(0.71)	(0.46)	(0.25)	(0.07)	(0.32)	$9.68	(4.60)%	$1,794	0.82%	0.82%	0.82%	2.38%
3/31/2021	$9.56	0.27	0.92	1.19	(0.29)	—	(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020	$10.11	0.30	(0.54)	(0.24)	(0.31)	—	(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										49%	8%	23%	39%	10%

(a) Calculated based on average shares outstanding during the period.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Shiller Enhanced International CAPE® - Class I:
3/31/2024	$12.01	0.62	0.39	1.01	(0.67)	—	(0.67)	$12.35	8.88%	$36,996	0.92%	0.89%	0.62%	5.23%
3/31/2023	$13.07	0.48	(0.99)	(0.51)	(0.55)	—	(0.55)	$12.01	(3.48)%	$45,489	0.93%	0.89%	0.61%	4.17%
3/31/2022	$12.75	0.26	0.39	0.65	(0.33)	—	(0.33)	$13.07	5.05%	$94,443	0.79%	0.75%	0.61%	1.91%
3/31/2021	$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020	$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%

DoubleLine Shiller Enhanced International CAPE® - Class N:
3/31/2024	$12.01	0.58	0.40	0.98	(0.64)	—	(0.64)	$12.35	8.59%	$9,116	1.17%	1.14%	0.87%	4.88%
3/31/2023	$13.07	0.47	(1.01)	(0.54)	(0.52)	—	(0.52)	$12.01	(3.73)%	$9,111	1.20%	1.16%	0.86%	4.13%
3/31/2022	$12.76	0.22	0.39	0.61	(0.30)	—	(0.30)	$13.07	4.70%	$6,011	1.03%	0.99%	0.86%	1.59%
3/31/2021	$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020	$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes										85%	91%	125%	97%	48%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
3/31/2024	$8.55	0.46	(0.02)	0.44	(0.30)	—	(0.30)	$8.69	5.21%	$11,675	2.34%	2.34%	0.90%	5.32%
3/31/2023	$8.91	0.35	(0.54)	(0.19)	(0.17)	—	(0.17)	$8.55	(1.92)%	$9,423	2.45%	2.45%	0.90%	4.21%
3/31/2022	$9.38	0.32	(0.68)	(0.36)	(0.11)	—	(0.11)	$8.91	(3.90)%	$9,238	2.75%	2.75%	0.90%	3.51%
3/31/2021	$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020(b)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
3/31/2024	$8.53	0.45	(0.02)	0.43	(0.28)	—	(0.28)	$8.68	5.10%	$960	2.70%	2.70%	1.15%	5.16%
3/31/2023	$8.90	0.33	(0.54)	(0.21)	(0.16)	—	(0.16)	$8.53	(2.21)%	$209	2.66%	2.66%	1.15%	3.99%
3/31/2022	$9.37	0.30	(0.68)	(0.38)	(0.09)	—	(0.09)	$8.90	(4.08)%	$127	2.90%	2.90%	1.15%	3.27%
3/31/2021	$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020(b)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

										For the Year or Period Ended
										3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes (c)										31%	20%	36%	20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on June 28, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	129

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Income Fund - Class I:
3/31/2024	$7.53	0.46	0.38	0.84	(0.57)	—	—	(0.57)	$7.80	11.67%	$79,772	0.88%	0.88%	0.65%	6.13%
3/31/2023	$8.62	0.40	(1.09)	(0.69)	(0.40)	—	—	(0.40)	$7.53	(8.10)%	$50,732	0.83%	0.83%	0.65%	5.01%
3/31/2022	$9.28	0.42	(0.63)	(0.21)	(0.44)	—	(0.01)	(0.45)	$8.62	(2.42)%	$89,732	0.72%	0.72%	0.65%	4.55%
3/31/2021	$8.05	0.36	1.20	1.56	(0.33)	—	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020(b)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
3/31/2024	$7.54	0.45	0.37	0.82	(0.55)	—	—	(0.55)	$7.81	11.38%	$3,984	1.13%	1.13%	0.90%	5.92%
3/31/2023	$8.63	0.38	(1.09)	(0.71)	(0.38)	—	—	(0.38)	$7.54	(8.35)%	$3,194	1.08%	1.08%	0.90%	4.73%
3/31/2022	$9.30	0.39	(0.63)	(0.24)	(0.42)	—	(0.01)	(0.43)	$8.63	(2.75)%	$12,838	1.03%	1.03%	0.90%	4.30%
3/31/2021	$8.05	0.34	1.22	1.56	(0.31)	—	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020(b)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

											For the Year or Period Ended
											3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020

Portfolio turnover rate for all share classes (c)											66%	23%	14%	30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on September 3, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year

(d)  Annualized for periods less than one year

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
3/31/2024	$7.98	0.41	0.08	0.49	(0.38)	—	(0.38)	$8.09	6.37%	$12,996	1.41%	1.11%	0.34%	5.23%
3/31/2023	$10.56	0.29	(1.25)	(0.96)	(1.62)	—	(1.62)	$7.98	(10.67)%	$12,849	2.14%	1.87%	0.38%	3.21%
3/31/2022	$9.87	0.17	0.73	0.90	(0.20)	(0.01)	(0.21)	$10.56	9.12%	$13,761	5.51%	5.21%	0.35%	1.68%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
3/31/2024	$7.99	0.38	0.08	0.46	(0.36)	—	(0.36)	$8.09	5.97%	$226	1.64%	1.34%	0.57%	4.84%
3/31/2023	$10.56	0.27	(1.24)	(0.97)	(1.60)	—	(1.60)	$7.99	(10.78)%	$365	2.43%	2.17%	0.64%	2.98%
3/31/2022	$9.87	0.14	0.73	0.87	(0.17)	(0.01)	(0.18)	$10.56	8.85%	$205	6.04%	5.74%	0.60%	1.33%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

											For the Year or Period Ended
											3/31/2024	3/31/2023	3/31/2022	3/31/2021

Portfolio turnover rate for all share classes(c)											17%	119%	183%	0%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on February 26, 2021. Total return is based on operations for a period that is less than one year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2024

1. Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 17 funds, the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”), along with DoubleLine Selective Credit Fund. For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	10/31/2013	10/31/2013	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—

The fiscal year end for the Funds is March 31, and the period covered by these financial statements is for the period ended March 31, 2024 (the “period end”).

Annual Report	|	March 31, 2024	131

Notes to Financial Statements (Cont.)

2. Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which a Fund calculates its NAV. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade, and exchange traded options are generally valued at the last trade price on the exchange on which they principally trade. A Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest

132	DoubleLine Funds Trust

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rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated its primary investment adviser, either DoubleLine Capital LP (“DoubleLine Capital”) or DoubleLine Alternatives LP (“DoubleLine Alternatives”) (each, an “Adviser” and collectively, the “Advisers”), as applicable, as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. Each Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2024:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

Investments in Securities

Level 1

Short Term Investments	$633,460,140	$155,989,824	$3,929,291	$166,985,268	$22,119,033	$123,710,118

Affiliated Mutual Funds	—	445,384,751	—	—	—	—

Warrants	—	5,881	—	—	—	—

Total Level 1	633,460,140	601,380,456	3,929,291	166,985,268	22,119,033	123,710,118

Level 2

US Government and Agency Mortgage Backed Obligations	15,706,414,976	1,436,058,574	—	148,438,937	—	101,955,081

Non-Agency Residential Collateralized Mortgage Obligations	7,852,786,685	758,805,812	—	733,718,377	—	425,871,039

Non-Agency Commercial Mortgage Backed Obligations	2,267,472,860	368,566,209	—	805,312,133	—	480,357,115

US Government and Agency Obligations	1,804,976,028	1,486,111,327	—	1,318,269,348	—	994,572,226

Asset Backed Obligations	1,339,098,286	238,587,993	—	399,499,287	—	292,587,022

Collateralized Loan Obligations	1,056,190,836	228,620,105	—	787,479,336	4,016,975	543,082,857

US Corporate Bonds	—	1,050,592,366	—	395,516,698	6,893,465	262,815,736

Foreign Corporate Bonds	—	426,881,852	390,897,594	490,705,581	—	214,735,867

Bank Loans	—	221,121,496	—	195,414,169	153,757,081	206,500,952

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	49,771,887	89,076,778	99,658,459	—	28,147,187

Short Term Investments	—	—	—	56,031,716	—	116,377,063

Total Level 2	30,026,939,671	6,265,117,621	479,974,372	5,430,044,041	164,667,521	3,667,002,145

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	239,065,369	658,232	—	383,779	—	9,821,909

Asset Backed Obligations	15,320,447	629,198	—	25,130,000	—	—

Collateralized Loan Obligations	452,307	2,496,166	—	—	—	50,093

Common Stocks	—	741,433	—	—	204,397	84,804

Bank Loans	—	483,530	—	—	387,201	—

Foreign Corporate Bonds	—	276,078	489,745	236,287	—	103,498

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	—	—	6,847,949

Total Level 3	254,838,123	5,284,637	489,745	25,750,066	591,598	16,908,253

Total	$30,915,237,934	$6,871,782,714	$484,393,408	$5,622,779,375	$187,378,152	$3,807,620,516

Other Financial Instruments

Level 1

Futures Contracts	$(15,322,067)	$(7,326,257)	$—	$—	$—	$—

Total Level 1	(15,322,067)	(7,326,257)	—	—	—	—

Level 2

Excess Return Swaps	—	—	—	—	—	404,068,626

Total Level 2	—	—	—	—	—	404,068,626

Level 3	—	—	—	—	—	—

Total	$(15,322,067)	$(7,326,257)	$—	$—	$—	$404,068,626

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Notes to Financial Statements (Cont.)

Category	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Infrastructure Income Fund

Investments in Securities

Level 1

Short Term Investments	$23,291,184	$1,477,545	$1,170,276	$13,595,736	$4,881,069	$5,637,194

Warrants	663	—	—	—	—	—

Total Level 1	23,291,847	1,477,545	1,170,276	13,595,736	4,881,069	5,637,194

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	167,085,797	—	—	—	—	—

Collateralized Loan Obligations	162,498,800	—	—	—	—	—

Short Term Investments	139,364,130	—	—	139,491,351	1,680,917	—

Non-Agency Commercial Mortgage Backed Obligations	85,624,537	—	—	—	—	—

US Government and Agency Mortgage Backed Obligations	83,908,353	—	46,266,779	—	—	—

Bank Loans	83,898,589	—	—	—	—	—

US Government and Agency Obligations	59,572,706	—	11,390,147	—	54,112,195	31,932,117

Foreign Corporate Bonds	49,021,625	133,047,962	—	—	—	36,470,044

Asset Backed Obligations	39,023,284	—	—	—	—	144,217,024

US Corporate Bonds	36,688,390	—	—	—	—	137,159,409

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	10,083,658	22,111,876	—	—	81,574,909	6,593,887

Total Level 2	916,769,869	155,159,838	57,656,926	139,491,351	137,368,021	356,372,481

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	6,848,140	—	—	—	—	—

Asset Backed Obligations	6,010,661	—	—	—	—	—

Collateralized Loan Obligations	4,736,284	—	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	2,098,353	—	—	—	—	—

Common Stocks	180,092	—	—	—	—	—

Bank Loans	105,726	—	—	—	—	—

Foreign Corporate Bonds	71,015	69,494	—	—	—	1,969,965

Total Level 3	20,050,271	69,494	—	—	—	1,969,965

Total	$960,111,987	$156,706,877	$58,827,202	$153,087,087	$142,249,090	$363,979,640

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$234,656	$—	$—	$—

Total Level 1	—	—	234,656	—	—	—

Level 2

Excess Return Swaps	—	—	—	5,071,550	—	—

Total Level 2	—	—	—	5,071,550	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$234,656	$5,071,550	$—	$—

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Category	DoubleLine Shiller Enhanced International CAPE®	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Affiliated Mutual Funds	$2,347,465	$—	$—	$9,924,617

Short Term Investments	458,358	275,668	16,223,046	1,423,452

Total Level 1	2,805,823	275,668	16,223,046	11,348,069

Level 2

US Government and Agency Obligations	10,955,744	—	—	840,019

Collateralized Loan Obligations	6,393,921	—	18,507,727	—

Non-Agency Residential Collateralized Mortgage Obligations	5,917,198	—	21,108,208	—

Non-Agency Commercial Mortgage Backed Obligations	5,449,003	—	14,181,746	—

Asset Backed Obligations	3,356,283	—	4,589,264	—

US Corporate Bonds	3,127,972	—	—	—

Foreign Corporate Bonds	2,366,461	2,658,377	—	—

US Government and Agency Mortgage Backed Obligations	1,434,204	—	6,514,882	—

Short Term Investments	466,930	—	1,973,380	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	363,575	9,480,583	—	—

Total Level 2	39,831,291	12,138,960	66,875,207	840,019

Level 3

Asset Backed Obligations	—	—	3,107,719	—

Total Level 3	—	—	3,107,719	—

Total	$42,637,114	$12,414,628	$86,205,972	$12,188,088

Other Financial Instruments

Level 1	$—	$—	$—	$—

Level 2

Excess Return Swaps	3,202,534	—	—	(85,730)

Forward Currency Exchange Contracts	23,911	—	—	—

Total Level 2	3,226,445	—	—	(85,730)

Level 3	—	—	—	—

Total	$3,226,445	$—	$—	$(85,730)

See the Schedules of Investments for further disaggregation of investment categories.

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Notes to Financial Statements (Cont.)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of March 31, 2023	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of March 31, 2024	Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2024(c)
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$7,119,685	$29,772	$4,546	$60,857	$—	$(366,720)	$—	$—	$6,848,140	$6,314
Asset Backed Obligations	8,405,530	(1,663,268)	(775,120)	—	672,041	(628,522)	—	—	6,010,661	(927,984)
Collateralized Loan Obligations	1,520,905	—	192,565	673	24,669	—	2,997,472	—	4,736,284	211,257
Non-Agency Commercial Mortgage Backed Obligations	983,389	2,243	100,300	7,329	—	(100,038)	1,105,130	—	2,098,353	78,475
Common Stocks	290,300	(86,829)	140,439	—	20,803	(184,621)	—	—	180,092	(4,620)
Bank Loans	107,055	380	(5,335)	4,954	—	(1,328)	—	—	105,726	(4,918)
Foreign Corporate Bonds	—	(156,987)	(116,016)	—	394,450	(50,432)	—	—	71,015	—
Rights	6,138	6,966	(6,138)	—	—	(6,966)	—	—	—	—
Escrow Notes	—	—	—	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—	—	—	—
Total	$18,433,002	$(1,867,723)	$(464,759)	$73,813	$1,111,963	$(1,338,627)	$4,102,602	$—	$20,050,271	$(641,476)

DoubleLine Income Fund	Fair Value as of March 31, 2023	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of March 31, 2024	Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2024(c)
Investments in Securities
Asset Backed Obligations	$4,079,163	$(2,048,798)	$2,359,690	$1,914	$1,357,435	$(2,641,685)	$—	$—	$3,107,719	$(18,007)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2024 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

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The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of March 31, 2024	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$6,848,140	Market Comparables	Market Quotes	$92.78 ($92.78)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$6,010,661	Market Comparables	Market Quotes	$4.71-$88.04 ($55.67)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$4,736,284	Market Comparables	Market Quotes	$20.50-$94.27 ($88.26)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$2,098,353	Market Comparables	Market Quotes	$10.29-$82.94 ($58.39)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$180,092	Market Comparables	Market Quotes	$8.45-$26.50 ($17.91)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$105,726	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Foreign Corporate Bonds	$71,015	Market Comparables	Market Quotes	$0.00-$92.34 ($55.11)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of March 31, 2024	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$3,107,719	Market Comparables	Market Quotes	$31.72-$4,914.18 ($802.19)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for U.S. federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2021-2023 (Federal) and 2020-2023 (CA/DE/FL) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2024, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2024. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of Florida. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest,

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Notes to Financial Statements (Cont.)

is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion.

When unfunded loan commitments are outstanding at the end of the period, the Funds maintain with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

As of March 31, 2024, there were no unfunded loan commitments outstanding by the Funds.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification

138	DoubleLine Funds Trust

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clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation. The DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Strategic Commodity, Ltd. and the DoubleLine Multi-Asset Trend Fund, Ltd. (each, a

“Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2024, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	5/18/2015	2/26/2021

Fund Net Assets	$149,148,395	$13,222,055

Subsidiary % of Fund Net Assets	21.49%	10.73%

Subsidiary Financial Statement Information

Net Assets	$32,051,547	$1,418,990

Total Income	1,925,632	82,965

Net Realized Gain/(Loss)	(5,470,800)	(936,189)

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On February 18, 2021, DoubleLine Alternatives, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments. Effective as of July 29, 2022, DoubleLine Alternatives became the investment adviser to DoubleLine Shiller Enhanced CAPE® and DoubleLine Capital became the sub-adviser to the Fund. Prior to July 29, 2022, DoubleLine Capital was the sole investment adviser to DoubleLine Shiller Enhanced CAPE®.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the applicable Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each

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Notes to Financial Statements (Cont.)

applicable Fund’s expense limitation is expected to apply until at least August 1, 2025. Each applicable expense limitation may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A

DoubleLine Long Duration Total Return Bond Fund	0.35%	0.50%	0.75%	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A
Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2025	2026	2027

DoubleLine Emerging Markets Fixed Income Fund	$—	$—	$7,486

DoubleLine Floating Rate Fund	$—	$—	$41

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$236,853	$234,164	$254,449

DoubleLine Long Duration Total Return Bond Fund	$27,645	$44,196	$66,826

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$18,057

DoubleLine Shiller Enhanced International CAPE®	$120,695	$170,757	$132,622

DoubleLine Emerging Markets Local Currency Fund	$182,623	$137,372	$171,745

DoubleLine Income Fund	$100,221	$129,356	$120,118

DoubleLine Multi-Asset Trend Fund (Consolidated)	$596,575	$221,908	$99,735

For the year ended March 31, 2024, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Global Bond Fund	$10,628

140	DoubleLine Funds Trust

March 31, 2024

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2024:

DoubleLine Core Fixed Income Fund	$2,141,067

DoubleLine Shiller Enhanced International CAPE®	$14,135

DoubleLine Multi-Asset Trend Fund (Consolidated)	$39,275

As of March 31, 2024, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Long Duration Total Return Bond Fund	55%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	75%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	83%	DoubleLine Core Fixed Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties

(collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2024:

% Owned

DoubleLine Shiller Enhanced CAPE®	51%

4. Distribution, Sales Charge and Redemption Fees

Class N shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 calendar days of purchase.

Annual Report	|	March 31, 2024	141

Notes to Financial Statements (Cont.)

5. Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2024 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$5,907,198,613	$6,900,493,241	$5,353,208,984	$6,032,532,422

DoubleLine Core Fixed Income Fund	$1,591,438,281	$1,864,306,363	$6,434,276,758	$6,395,735,672

DoubleLine Emerging Markets Fixed Income Fund	$235,916,971	$291,233,765	$—	$—

DoubleLine Low Duration Bond Fund	$1,362,576,530	$1,863,911,903	$2,754,995,742	$2,577,225,160

DoubleLine Floating Rate Fund	$88,565,960	$127,680,355	$—	$—

Doubleline Shiller Enhanced CAPE®	$604,304,406	$1,159,242,768	$2,089,249,223	$1,870,045,094

DoubleLine Flexible Income Fund	$168,569,309	$229,323,034	$64,368,555	$36,909,531

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$48,841,370	$89,184,774	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$18,475,956	$8,629,326	$68,789,236	$64,705,029

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$23,269,382	$26,879,647	$44,246,175	$38,375,000

DoubleLine Infrastructure Income Fund	$119,820,046	$130,923,852	$53,474,859	$36,364,408

Doubleline Shiller Enhanced International CAPE®	$9,606,385	$15,052,171	$26,908,073	$24,592,060

DoubleLine Emerging Markets Local Currency Bond Fund	$6,347,228	$3,410,849	$—	$—

DoubleLine Income Fund	$43,288,575	$23,860,320	$4,711,039	$7,346,035

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	$—	$1,913,132	$2,824,697

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,461,181,260	$—	$1,359,051,998	$—

DoubleLine Core Fixed Income Fund	$332,432,196	$—	$328,340,998	$—

DoubleLine Emerging Markets Fixed Income Fund	$28,078,194	$—	$29,671,037	$—

DoubleLine Low Duration Bond Fund	$270,810,785	$—	$197,485,763	$—

DoubleLine Floating Rate Fund	$15,934,011	$—	$17,396,917	$—

DoubleLine Shiller Enhanced CAPE®	$205,041,825	$—	$210,196,101	$492,478,152

DoubleLine Flexible Income Fund	$54,700,592	$—	$49,922,749	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$6,892,011	$—	$6,833,733	$—

DoubleLine Long Duration Total Return Bond Fund	$2,039,170	$—	$1,444,233	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$4,557,572	$—	$65,540,372	$—

DoubleLine Global Bond Fund	$—	$—	$—	$—

DoubleLine Infrastructure Income Fund	$12,782,884	$—	$12,311,480	$1,296,056

DoubleLine Shiller Enhanced International CAPE®	$2,762,090	$—	$2,763,952	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$425,812	$—	$184,950	$—

DoubleLine Income Fund	$3,922,378	$—	$3,359,147	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$621,344	$—	$2,395,845	$—

142	DoubleLine Funds Trust

March 31, 2024

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for U.S. federal income tax purposes as of March 31, 2024, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

Tax Cost of Investments	$35,932,076,107	$7,560,413,484	$541,137,738	$5,803,054,717	$188,593,363	$4,111,052,070

Gross Tax Unrealized Appreciation	324,651,786	55,791,164	14,507,783	13,423,430	1,984,292	411,818,481

Gross Tax Unrealized Depreciation	(5,356,812,026)	(751,748,191)	(71,252,113)	(193,698,772)	(3,199,503)	(311,181,409)

Net Tax Unrealized Appreciation (Depreciation)	(5,032,160,240)	(695,957,027)	(56,744,330)	(180,275,342)	(1,215,211)	100,637,072

	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Infrastructure Income Fund

Tax Cost of Investments	$1,067,367,977	$158,826,859	$63,939,729	$153,071,254	$153,254,032	$385,051,713

Gross Tax Unrealized Appreciation	3,087,106	1,906,805	1,170,581	5,551,924	1,400,451	2,125,009

Gross Tax Unrealized Depreciation	(110,343,096)	(4,026,787)	(6,048,452)	(464,541)	(12,405,393)	(23,197,082)

Net Tax Unrealized Appreciation (Depreciation)	(107,255,990)	(2,119,982)	(4,877,871)	5,087,383	(11,004,942)	(21,072,073)

	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$45,640,909	$13,395,160	$92,146,182	$12,579,920

Gross Tax Unrealized Appreciation	3,543,065	184,941	873,633	652,144

Gross Tax Unrealized Depreciation	(3,320,415)	(1,165,473)	(6,813,843)	(1,129,706)

Net Tax Unrealized Appreciation (Depreciation)	222,650	(980,532)	(5,940,210)	(477,562)

As of March 31, 2024, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®

Net Tax Unrealized Appreciation (Depreciation)	$(5,032,160,240)	$(695,957,027)	$(56,744,330)	$(180,275,342)	$(1,215,211)	$100,637,072

Undistributed Ordinary Income	57,868,222	13,747,954	1,807,898	7,813,955	794,062	11,887,581

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	57,868,222	13,747,954	1,807,898	7,813,955	794,062	11,887,581

Other Accumulated Gains (Losses)	(6,194,064,707)	(998,787,845)	(167,306,594)	(268,873,917)	(57,789,121)	(779,962,686)

Total Distributable Earnings (Loss)	(11,168,356,725)	(1,680,996,918)	(222,243,026)	(441,335,304)	(58,210,270)	(667,438,033)

	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Infrastructure Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$(107,255,990)	$(2,119,982)	$(4,877,871)	$5,087,383	$(11,004,942)	$(21,072,073)

Undistributed Ordinary Income	1,737,080	147,935	156,766	1,083,146	—	1,266,368

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	1,737,080	147,935	156,766	1,083,146	—	1,266,368

Other Accumulated Gains (Losses)	(98,816,254)	(15,474,084)	(17,969,746)	(457,947)	(30,713,627)	(30,200,538)

Total Distributable Earnings (Loss)	(204,335,164)	(17,446,131)	(22,690,851)	5,712,582	(41,718,569)	(50,006,243)

Annual Report	|	March 31, 2024	143

Notes to Financial Statements (Cont.)

	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$222,650	$(980,532)	$(5,940,210)	$(477,562)

Undistributed Ordinary Income	39,135	14,192	106,151	1,217

Undistributed Long Term Capital Gains	—	—	—	—

Total Distributable Earnings	39,135	14,192	106,151	1,217

Other Accumulated Gains (Losses)	(15,777,552)	(358,998)	(16,881,843)	(1,754,461)

Total Distributable Earnings (Loss)	(15,515,767)	(1,325,338)	(22,715,902)	(2,230,806)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2024, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$6,161,460,441	Indefinite

DoubleLine Core Fixed Income Fund	990,381,538	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	167,343,056	Indefinite

DoubleLine Low Duration Bond Fund	263,662,018	Indefinite

DoubleLine Floating Rate Fund	57,133,234	Indefinite

DoubleLine Shiller Enhanced CAPE®	770,066,029	Indefinite

DoubleLine Flexible Income Fund	97,646,971	Indefinite

DoubleLine Low Duration Emerging Markets Fixed Income Fund	15,343,994	Indefinite

DoubleLine Long Duration Total Return Bond Fund	17,836,535	Indefinite

DoubleLine Strategic Commodity Fund (Consolidated)	453,221	Indefinite

DoubleLine Global Bond Fund	30,242,526	Indefinite

DoubleLine Infrastructure Income Fund	29,091,194	Indefinite

DoubleLine Shiller Enhanced International CAPE®	15,765,120	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	355,936	Indefinite

DoubleLine Income Fund	16,848,901	Indefinite

DoubleLine Multi-Asset Trend Fund (Consolidated)	1,753,563	Indefinite

As of March 31, 2024, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Global Bond Fund	$—	$454,963

144	DoubleLine Funds Trust

March 31, 2024

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income, prior period adjustments, net operating losses and deconsolidation of foreign subsidiaries. For the period ended March 31, 2024, the following table shows the reclassifications made:

	Paid-in Capital	Total Distributable Earnings (Loss)

DoubleLine Total Return Bond Fund	$—	$—

DoubleLine Core Fixed Income Fund	—	—

DoubleLine Emerging Markets Fixed Income Fund	—	—

DoubleLine Low Duration Bond Fund	—	—

DoubleLine Floating Rate Fund	—	—

DoubleLine Shiller Enhanced CAPE®	—	—

DoubleLine Flexible Income Fund	—	—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	—

DoubleLine Long Duration Total Return Bond Fund	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	(3,905,811)	3,905,811

DoubleLine Global Bond Fund	—	—

DoubleLine Infrastructure Income Fund	—	—

DoubleLine Shiller Enhanced International CAPE®	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	—	—

DoubleLine Income Fund	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	(881,220)	881,220

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/mutual-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Annual Report	|	March 31, 2024	145

Notes to Financial Statements (Cont.)

7. Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,037,192,466	$8,994,148,707	1,171,725,790	$10,693,301,956	245,404,541	$2,240,598,765	350,423,068	$3,365,689,036

Class N	123,326,847	1,075,517,930	274,438,789	2,482,424,967	8,254,813	75,388,589	15,128,315	145,162,360

Class R6	103,288,915	895,978,547	53,181,967	486,371,241	25,820,572	233,956,504	6,913,054	65,426,487

Reinvested Dividends

Class I	99,792,522	866,710,755	92,280,941	838,310,245	23,487,961	214,965,761	22,599,033	214,003,885

Class N	21,487,899	186,448,636	17,775,176	160,921,176	1,153,080	10,539,919	1,355,076	12,839,905

Class R6	3,590,608	31,162,719	3,637,242	33,036,800	649,823	5,947,489	432,199	4,076,907

Shares Redeemed

Class I	(1,277,617,964)	(11,051,340,051)	(2,007,758,181)	(18,386,460,613)	(311,845,251)	(2,851,993,023)	(593,397,316)	(5,708,094,146)

Class N	(224,846,520)	(1,943,044,471)	(228,946,594)	(2,086,753,887)	(13,010,374)	(119,003,185)	(30,207,922)	(284,449,503)

Class R6	(97,395,109)	(836,059,274)	(95,210,530)	(881,263,752)	(3,967,611)	(35,949,878)	(3,782,783)	(35,150,784)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(211,180,336)	$(1,780,476,502)	(718,875,400)	$(6,660,111,867)	(24,052,446)	$(225,549,059)	(230,537,276)	$(2,220,495,853)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Low Duration Bond Fund

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	20,761,731	$179,367,709	35,747,836	$308,847,991	137,528,826	$1,307,406,882	267,961,761	$2,542,655,473

Class N	1,171,461	10,097,139	2,051,383	17,712,348	9,090,846	86,309,602	10,474,023	99,179,098

Class R6	—	—	—	—	12,287,409	116,437,239	4,212,724	40,140,888

Reinvested Dividends

Class I	2,203,881	18,820,578	2,241,448	19,193,620	18,485,315	175,418,933	13,485,368	127,299,824

Class N	155,446	1,327,486	156,692	1,341,240	3,057,460	28,987,196	2,246,787	21,198,187

Class R6	—	—	—	—	38,611	366,499	34,618	326,721

Shares Redeemed

Class I	(29,482,200)	(250,576,439)	(53,968,673)	(467,855,618)	(211,875,833)	(2,010,789,940)	(369,014,298)	(3,497,914,542)

Class N	(2,028,171)	(17,404,882)	(2,924,590)	(25,382,042)	(24,432,758)	(231,777,493)	(31,124,498)	(294,996,699)

Class R6	—	—	—	—	(4,696,617)	(44,649,753)	(2,808,821)	(26,690,987)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(7,217,852)	$(58,368,409)	(16,695,904)	$(146,142,461)	(60,516,741)	$(572,290,835)	(104,532,336)	$(988,802,037)

146	DoubleLine Funds Trust

March 31, 2024

	DoubleLine Floating Rate Fund						DoubleLine Shiller Enhanced CAPE®

	Year Ended March 31, 2024			Year Ended March 31, 2023			Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount		Shares	Amount		Shares	Amount	Shares	Amount

Shares Sold

Class I	3,838,600	$34,614,125		6,795,806	$61,845,213		53,994,166	$726,034,021	90,409,831	$1,248,654,538

Class N	401,801	3,631,464		1,209,455	11,202,825		3,431,972	46,521,811	7,902,683	105,974,145

Class R6	—	—		—	—		1,328,545	17,937,956	489,616	7,025,998

Reinvested Dividends

Class I	581,726	5,221,458		679,023	6,105,332		5,625,025	75,517,380	41,224,552	517,080,043

Class N	122,699	1,104,310		167,531	1,511,625		880,354	11,839,010	3,451,900	43,469,224

Class R6	—	—		—	—		20,429	274,080	114,045	1,437,113

Shares Redeemed

Class I	(8,786,410)	(78,823,424	)(a)	(20,563,940)	(186,026,100	)(b)	(111,715,045)	(1,501,299,524)	(282,818,689)	(3,932,553,381)

Class N	(932,201)	(8,391,360	)(a)	(3,891,989)	(35,340,904	)(b)	(10,101,326)	(137,681,387)	(20,390,208)	(280,712,155)

Class R6	—	—		—	—		(737,905)	(9,976,567)	(880,743)	(12,163,698)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(4,773,785)	$(42,643,427)		(15,604,114)	$(140,702,009)		(57,273,785)	$(770,833,220)	(160,497,013)	$(2,301,788,173)

(a)	Net of redemption fees of $213,270 and $21,308 for Class I and Class N, respectively.

(b)	Net of redemption fees of $91,678 and $10,897 for Class I and Class N, respectively.

	DoubleLine Flexible Income Fund				DoubleLine Low Duration Emerging Markets Fixed Income Fund

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	24,211,167	$204,978,594	28,200,508	$242,025,623	3,187,104	$29,295,766	13,406,902	$122,332,808

Class N	2,122,918	17,942,241	6,847,879	58,591,923	130,739	1,212,653	848,737	7,730,071

Class R6	3,879,270	32,777,018	11,979,759	102,537,959	—	—	—	—

Reinvested Dividends

Class I	4,041,407	34,120,340	3,291,714	28,201,414	586,515	5,388,614	590,385	5,332,023

Class N	438,563	3,698,045	523,761	4,489,741	17,066	157,244	45,488	411,406

Class R6	94,475	797,727	74,770	639,326	—	—	—	—

Shares Redeemed

Class I	(21,145,407)	(178,499,964)	(50,737,988)	(439,003,812)	(7,612,312)	(69,874,898)	(19,274,905)	(174,794,723)

Class N	(5,737,509)	(48,346,595)	(11,526,147)	(99,582,845)	(242,720)	(2,223,082)	(2,696,281)	(24,519,261)

Class R6	(9,600,207)	(80,774,249)	(9,372,890)	(79,765,162)	—	—	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,695,323)	$(13,306,843)	(20,718,634)	$(181,865,833)	(3,933,608)	$(36,043,703)	(7,079,674)	$(63,507,676)

	DoubleLine Long Duration Total Return Bond Fund				DoubleLine Strategic Commodity Fund (Consolidated)

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,679,038	$11,224,187	1,525,549	$11,354,482	5,878,965	$44,977,021	6,122,585	$64,461,145

Class N	1,763,411	11,423,332	159,325	1,189,184	396,847	2,911,948	626,665	6,506,706

Reinvested Dividends

Class I	75,736	496,534	38,917	284,611	527,245	3,785,619	6,489,578	50,099,541

Class N	33,872	218,297	6,029	44,512	54,765	388,281	759,847	5,790,033

Shares Redeemed

Class I	(1,311,052)	(8,802,995)	(941,886)	(7,141,404)	(9,967,400)	(74,924,926)	(9,400,328)	(94,097,905)

Class N	(200,574)	(1,305,614)	(536,683)	(4,162,283)	(1,003,822)	(7,499,401)	(1,058,352)	(10,800,412)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,040,431	$13,253,741	251,251	$1,569,102	(4,113,400)	$(30,361,458)	3,539,995	$21,959,108

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Notes to Financial Statements (Cont.)

	DoubleLine Global Bond Fund				DoubleLine Infrastructure Income Fund

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	211,817	$1,754,498	2,632,319	$21,865,746	1,728,130	$15,854,950	1,004,157	$9,359,697

Class N	619	5,118	696	5,907	743,863	6,794,959	7,911	71,688

Reinvested Dividends

Class I	—	—	—	—	55,777	506,009	43,198	389,605

Class N	—	—	—	—	9,623	88,475	1,836	16,614

Shares Redeemed

Class I	(121,452)	(1,003,458)	(15,407,720)	(141,495,414)	(1,143,570)	(10,299,361)	(16,759,064)	(152,586,533)

Class N	(10,401)	(86,965)	(17,278)	(143,789)	(64,951)	(596,573)	(128,821)	(1,212,811)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	80,583	$669,193	(12,791,983)	$(119,767,550)	1,328,872	$12,348,459	(15,830,783)	$(143,961,740)

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Emerging Markets Local Currency Bond Fund

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	674,695	$7,965,916	1,560,171	$18,010,356	255,556	$2,273,583	108,294	$885,160

Class N	1,096,840	12,637,541	891,840	9,726,423	197,806	1,722,919	11,352	92,808

Reinvested Dividends

Class I	186,429	2,195,799	189,804	2,128,990	44,702	386,979	23,004	182,403

Class N	36,834	437,958	27,127	306,449	3,763	32,495	320	2,519

Shares Redeemed

Class I	(1,655,294)	(19,377,602)	(5,189,304)	(59,135,251)	(60,037)	(533,979)	(65,807)	(543,498)

Class N	(1,154,437)	(13,502,679)	(620,058)	(7,223,427)	(115,336)	(1,011,435)	(1,449)	(11,968)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(814,933)	$(9,643,067)	(3,140,420)	$(36,186,460)	326,454	$2,870,562	75,714	$607,424

	DoubleLine Income Fund				DoubleLine Multi Asset Trend Fund (Consolidated)

	Year Ended March 31, 2024		Year Ended March 31, 2023		Year Ended March 31, 2024		Year Ended March 31, 2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	9,173,207	$69,774,529	4,938,495	$38,578,899	35,616	$280,900	242,165	$2,332,953

Class N	240,101	1,828,558	764,876	6,331,745	8,592	68,074	99,558	982,674

Reinvested Dividends

Class I	445,731	3,369,022	303,925	2,392,781	76,207	600,576	248,242	2,269,903

Class N	27,668	209,192	48,549	389,110	1,431	11,294	9,202	84,198

Shares Redeemed

Class I	(6,126,281)	(45,725,779)	(8,917,631)	(71,151,983)	(114,593)	(896,436)	(184,450)	(1,612,083)

Class N	(181,153)	(1,365,756)	(1,877,788)	(14,912,008)	(27,805)	(219,760)	(82,483)	(736,330)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,579,273	$28,089,766	(4,739,574)	$(38,371,456)	(20,552)	$(155,352)	332,234	$3,321,315

8. Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

148	DoubleLine Funds Trust

March 31, 2024

For the period ended March 31, 2024, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$611,175	$291,371	$902,546

DoubleLine Core Fixed Income Fund	$125,071	$60,896	$185,967

DoubleLine Emerging Markets Fixed Income Fund	$8,587	$4,504	$13,091

DoubleLine Low Duration Bond Fund	$112,034	$50,601	$162,635

DoubleLine Floating Rate Fund	$3,329	$1,657	$4,986

DoubleLine Shiller Enhanced CAPE®	$66,653	$37,269	$103,922

DoubleLine Flexible Income Fund	$17,165	$7,529	$24,694

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$3,144	$1,577	$4,721

DoubleLine Long Duration Total Return Bond Fund	$1,008	$449	$1,457

DoubleLine Strategic Commodity Fund (Consolidated)	$2,217	$1,495	$3,712

DoubleLine Global Bond Fund	$1,498	$1,261	$2,759

DoubleLine Infrastructure Income Fund	$4,903	$3,043	$7,946

DoubleLine Shiller Enhanced International CAPE®	$982	$459	$1,441

DoubleLine Emerging Markets Local Currency Bond Fund	$76	$114	$190

DoubleLine Income Fund	$932	$421	$1,353

DoubleLine Multi-Asset Trend Fund (Consolidated)	$437	$114	$551

9. Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity for the period ended March 31, 2024, is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$36,814,865	$1,557,800	$—	$451,159	$—	$—	$—

Futures Contracts - Short	(14,056,252)	(95,236)	—	(163,609)	—	—	—

Average Notional Balance

Excess Return Swaps	—	—	4,000,200,000	—	134,960,000	44,000,000	13,619,997

Forward Currency Exchange Contracts	—	—	—	—	—	76,818,947	—

Options Contracts The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the

Annual Report	|	March 31, 2024	149

Notes to Financial Statements (Cont.)

value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as

150	DoubleLine Funds Trust

March 31, 2024

the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked-to-market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to- market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s NAV.

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Notes to Financial Statements (Cont.)

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2024 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Shiller Enhanced International CAPE®	$—	$—	$23,911	$—	$23,911
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(15,322,067)	$(15,322,067)
DoubleLine Core Fixed Income Fund	—	—	—	(7,326,257)	(7,326,257)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	234,656	234,656
Swaps
DoubleLine Shiller Enhanced CAPE®	$—	$404,068,626	$—	$—	$404,068,626
DoubleLine Strategic Commodity Fund (Consolidated)	5,071,550	—	—	—	5,071,550
DoubleLine Shiller Enhanced International CAPE®	—	3,202,534	—	—	3,202,534
DoubleLine Multi-Asset Trend Fund (Consolidated)	(737,874)	652,144	—	—	(85,730)
The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2024 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$57,081	$—	$57,081
DoubleLine Shiller Enhanced International CAPE®	—	—	(2,946,571)	—	(2,946,571)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(255,921,521)	$(255,921,521)
DoubleLine Core Fixed Income Fund	—	—	—	(42,991,361)	(42,991,361)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(1,151,402)	(1,151,402)
Swaps
DoubleLine Shiller Enhanced CAPE®	$—	$205,787,691	$—	$—	$205,787,691
DoubleLine Strategic Commodity Fund (Consolidated)	(5,463,047)	—	—	—	(5,463,047)
DoubleLine Shiller Enhanced International CAPE®	—	1,398,491	—	—	1,398,491
DoubleLine Multi-Asset Trend Fund (Consolidated)	(935,887)	(423,277)	—	—	(1,359,164)
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Shiller Enhanced International CAPE®	$—	$—	$1,635,110	$—	$1,635,110
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(136,401,869)	$(136,401,869)
DoubleLine Core Fixed Income Fund	—	—	—	(25,912,923)	(25,912,923)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(446,892)	(446,892)
Swaps
DoubleLine Shiller Enhanced CAPE®	$—	$473,173,658	$—	$—	$473,173,658
DoubleLine Strategic Commodity Fund (Consolidated)	7,442,550	—	—	—	7,442,550
DoubleLine Shiller Enhanced International CAPE®	—	999,098	—	—	999,098
DoubleLine Multi-Asset Trend Fund (Consolidated)	178,155	1,165,340	—	—	1,343,495

152	DoubleLine Funds Trust

March 31, 2024

10. Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2024, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$404,068,626	$—	$404,068,626	$401,576,766	$—	$2,491,860

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$5,510,675	$(439,125)	$5,071,550	$645,461	$—	$4,426,089

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$439,125	$(439,125)	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$203,322	$(90,247)	$113,075	$36,993	$10,000	$66,082

Swap Contracts	3,202,534	—	3,202,534	3,094,940	—	107,594

	$3,405,856	$(90,247)	$3,315,609	$3,131,933	$10,000	$173,676

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$179,411	$(90,247)	$89,164	$—	$—	$89,164

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Notes to Financial Statements (Cont.)

DoubleLine Multi-Asset Trend Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$652,144	$(652,144)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$737,874	$(652,144)	$85,730	$85,730	$—	$—

11. Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjusted periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (SOFR) and secondarily, the prime rate offered by one or more United States banks (the Prime Rate). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3 month tenors and may also be subject to a credit spread adjustment. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12. Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $500,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

During the reporting period, State Street Bank and Trust Company made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bore interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day. The credit facility was terminated effective as of December 14, 2023.

154	DoubleLine Funds Trust

March 31, 2024

For the period ended March 31, 2024, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$2,020,954	$22,740,000	$27,285	$—	7.47%

DoubleLine Floating Rate Fund	$—	$—	$—	$61,000	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$395,919	$2,863,000	$6,065	$—	7.42%

DoubleLine Long Duration Total Return Bond Fund	$1,609,000	$1,609,000	$324	$—	7.25%

DoubleLine Infrastructure Income Fund	$783,400	$1,941,000	$789	$—	7.25%

DoubleLine Shiller Enhanced International CAPE®	$99,500	$129,000	$83	$—	7.50%

DoubleLine Income Fund	$5,697,500	$8,433,000	$2,374	$—	7.50%

13. Significant Shareholder Holdings

As of March 31, 2024, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,093,113	81%	76%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,931	10%	76%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	1,254,151	78%	78%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	12,572	45%	78%

Investment activities of these shareholders could have a material effect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14. To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote.

15. Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

active management risk: the risk that a Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may

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Notes to Financial Statements (Cont.)

result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by, among other factors, market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk: the risk that an issuer, counterparty or other obligor to a Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

°

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

156	DoubleLine Funds Trust

March 31, 2024

°

prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•

defaulted securities risk: the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

•

emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; (viii) events leading to limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, leading to market-wide liquidity problems; and (ix) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

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Notes to Financial Statements (Cont.)

•

foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk: the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other DoubleLine funds over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

•

large shareholder risk: the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a recently formed fund fails to achieve sufficient scale, it may be liquidated.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

158	DoubleLine Funds Trust

March 31, 2024

•

loan risk: the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Any additional interest rate increases in the future could cause the value of a Fund’s holdings to decrease.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

operational and information security risks: an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems

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Notes to Financial Statements (Cont.)

and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

real estate sector risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk: the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund allocates a higher percentage of its investment portfolio to a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

160	DoubleLine Funds Trust

March 31, 2024

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk: the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of a Fund’s investments involves subjective judgment. Certain securities in which a Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of a Fund’s portfolio holdings could result in such Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of such Fund’s portfolio, resulting in the dilution of shareholder interests.

16. Recently Issued Accounting Pronouncements and Other Regulatory Matters

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management did not adopt the optional guidance provided by ASU 2022-06 and does not intend to do so.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment. The implementation of this rule will not have any impact on the financial statements.

17. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	|	March 31, 2024	161

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of each of the sixteen funds indicated in the table below

Opinions on the Financial Statements

We have audited the accompanying financial statements and financial highlights of each of the funds indicated in the table below (sixteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of the date indicated in the table below and for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date indicated in the table below, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

DoubleLine Total Return Bond Fund (1)
DoubleLine Core Fixed Income Fund (1)
DoubleLine Emerging Markets Fixed Income Fund (2)
DoubleLine Low Duration Bond Fund (2)
DoubleLine Floating Rate Fund (2)
DoubleLine Shiller Enhanced CAPE® (1)
DoubleLine Flexible Income Fund (1)
DoubleLine Low Duration Emerging Markets Fixed Income Fund (2)
DoubleLine Long Duration Total Return Bond Fund (2)
DoubleLine Strategic Commodity Fund and its subsidiary (3)
DoubleLine Global Bond Fund (2)
DoubleLine Infrastructure Income Fund (2)
DoubleLine Shiller Enhanced International CAPE® (2)
DoubleLine Emerging Markets Local Currency Bond Fund (2)
DoubleLine Income Fund (2)
DoubleLine Multi-Asset Trend Fund and its subsidiary (3)

(1)  The statement of assets and liabilities, including the schedule of investments – summary, as of March 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein.

(2)  The statement of assets and liabilities, including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein.

(3)  The consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 24, 2024

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017

T: (213) 356 6000, www.pwc.com/us

162	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) March 31, 2024

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2023 through March 31, 2024. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the funds’ transfer agent, U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services). Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for 90 days or less in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/24	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/24	Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.50%	$1,000	$1,062	$2.58	$1,023	$2.53

	Class N	0.75%	$1,000	$1,062	$3.87	$1,021	$3.79

	Class R6	0.44%	$1,000	$1,064	$2.27	$1,023	$2.23

DoubleLine Core Fixed Income Fund	Class I	0.44%	$1,000	$1,063	$2.27	$1,023	$2.23

	Class N	0.69%	$1,000	$1,063	$3.56	$1,022	$3.49

	Class R6	0.41%	$1,000	$1,063	$2.11	$1,023	$2.07

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.95%	$1,000	$1,109	$5.01	$1,020	$4.80

	Class N	1.19%	$1,000	$1,107	$6.27	$1,019	$6.01

DoubleLine Low Duration Bond Fund	Class I	0.43%	$1,000	$1,041	$2.19	$1,023	$2.17

	Class N	0.68%	$1,000	$1,039	$3.47	$1,022	$3.44

	Class R6	0.39%	$1,000	$1,040	$1.99	$1,023	$1.97

DoubleLine Floating Rate Fund	Class I	0.80%	$1,000	$1,047	$4.09	$1,021	$4.04

	Class N	1.05%	$1,000	$1,047	$5.37	$1,020	$5.30

Annual Report	|	March 31, 2024	163

Shareholder Expenses (Cont.)

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/24	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/24	Expenses Paid During Period(a)(b)

DoubleLine Shiller Enhanced CAPE®	Class I	0.53%	$1,000	$1,191	$2.90	$1,022	$2.68

	Class N	0.78%	$1,000	$1,190	$4.27	$1,021	$3.94

	Class R6	0.48%	$1,000	$1,191	$2.63	$1,023	$2.43

DoubleLine Flexible Income Fund	Class I	0.73%	$1,000	$1,061	$3.76	$1,021	$3.69

	Class N	0.98%	$1,000	$1,061	$5.05	$1,020	$4.95

	Class R6	0.69%	$1,000	$1,063	$3.56	$1,022	$3.49

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,059	$3.04	$1,022	$2.98

	Class N	0.84%	$1,000	$1,059	$4.32	$1,021	$4.24

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%	$1,000	$1,097	$2.62	$1,023	$2.53

	Class N	0.75%	$1,000	$1,095	$3.93	$1,021	$3.79

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.09%	$1,000	$1,014	$5.49	$1,020	$5.50

	Class N	1.34%	$1,000	$1,012	$6.74	$1,018	$6.76

DoubleLine Global Bond Fund	Class I	0.62%	$1,000	$1,049	$3.18	$1,022	$3.13

	Class N	0.89%	$1,000	$1,047	$4.55	$1,021	$4.50

DoubleLine Infrastructure Income Fund	Class I	0.58%	$1,000	$1,068	$3.00	$1,022	$2.93

	Class N	0.84%	$1,000	$1,067	$4.34	$1,021	$4.24

DoubleLine Shiller Enhanced International CAPE®	Class I	0.61%	$1,000	$1,150	$3.28	$1,022	$3.08

	Class N	0.87%	$1,000	$1,148	$4.67	$1,021	$4.39

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$1,059	$4.63	$1,021	$4.55

	Class N	1.15%	$1,000	$1,059	$5.92	$1,019	$5.81

DoubleLine Income Fund	Class I	0.65%	$1,000	$1,093	$3.40	$1,022	$3.29

	Class N	0.90%	$1,000	$1,091	$4.71	$1,021	$4.55

DoubleLine Multi-Asset Trend Fund (Consolidated)	Class I	0.34%	$1,000	$1,061	$1.75	$1,023	$1.72

	Class N	0.59%	$1,000	$1,059	$3.04	$1,022	$2.98

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

164	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2024

At a meeting held in February 2024 (the “February Meeting”), the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds (“mutual funds”), exchange-traded funds (“ETFs”), and closed-end funds (“CEFs”) listed above (collectively, the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements, as applicable (the “Advisory Agreements”), between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” or “Management” refers to DoubleLine Capital LP, DoubleLine ETF Adviser LP, and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the relevant information provided to the Trustees, including information provided for their consideration at their February Meeting and at meetings held in preparation for the February Meeting with management and representatives of ISS Market Intelligence, an independent third-party provider of investment company data (“ISS MI”), and additional information requested by the Independent Trustees. The Independent Trustees also met with Independent Trustee counsel outside the presence of management prior to the February Meeting to consider the materials and information related to the proposed continuation of the Advisory Agreements.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year and not just that which was provided specifically in relation to the proposed renewal of the Advisory Agreements.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for each Fund, with a strong emphasis on risk management for the Funds. The Board considered, where applicable, the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and market volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by ISS MI (the “ISS MI Reports”) that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the mutual funds) against the net management fee rate and net total expense ratio of a group of peers selected by ISS MI, and each Fund’s performance records (Class I shares with respect to the mutual funds) for the one-year, three-year (where applicable), five-year (where applicable), and ten-year (where applicable) periods ended October 31, 2023, against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s benchmark index. In preparation for the February Meeting, the Independent Trustees met with ISS MI representatives in January 2024 to review the comparative information set out in the ISS MI Reports, the methodologies used by ISS MI in compiling those reports and selecting the peer groups used within those reports, and the considerations for evaluating the comparative information presented in those reports. The Independent Trustees also considered the information ISS MI provided regarding the challenges ISS MI encountered in selecting or assembling peer groups for certain of the Funds due to, among other factors, the limited number of possible peer funds with substantially similar principal investment strategies or investment approaches. Where applicable, the Trustees also received information from DoubleLine, including regarding factors to consider in evaluating a Fund’s performance or management fees relative to its peer groups and factors that contributed to the relative underperformance of certain Funds relative to their benchmark indices or the median of their peer groups.

Annual Report	|	March 31, 2024	165

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

In respect of the mutual funds, the Trustees considered that a number of the mutual funds have achieved strong long-term performance relative to the median of their peers for the five-year and/or ten-year (where applicable) periods ended October 31, 2023, notwithstanding, in some cases, more recent periods of relative underperformance. Those Funds included DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Infrastructure Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE®. The Trustees also considered that a number of the mutual funds had achieved strong relative performance more recently, such as over the one-year and/or three-year periods ended October 31, 2023, notwithstanding other periods of short-term or longer-term unfavorable relative performance. Those mutual funds included DoubleLine Long Duration Total Return Bond Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Total Return Bond Fund, DoubleLine Income Fund and DoubleLine Selective Credit Fund. In each instance where a Fund exhibited relative underperformance over the one-year, three-year (as applicable), five-year (as applicable), or ten-year (as applicable) periods, the Trustees considered DoubleLine’s explanations for the periods of relative underperformance, including, in the cases of DoubleLine Long Duration Total Return Bond Fund, DoubleLine Global Bond Fund and DoubleLine Multi-Asset Trend Fund, differences in the Funds’ investment approach relative to their peer groups generally, as well as specifically in the case of DoubleLine Multi-Asset Trend Fund, that the Fund did not yet have three years of investment operations.

The Trustees considered the portion of the ISS MI Reports covering the Funds’ net management fees (where applicable) and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a low cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees also considered the relative net management fees and net total expenses of each of the mutual funds. They noted that all but five of the mutual funds had net management fees either below the median of their peer group or within five basis points of the median of their peer group. They noted that among those five mutual funds several, including DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Flexible Income Fund and DoubleLine Strategic Commodity Fund, had net total expense ratios either below or within five basis points of the median of their peer groups. In the case of DoubleLine Infrastructure Income Fund, the Trustees noted the very limited number of other mutual funds that invest principally in infrastructure-related debt as well as the information provided by ISS MI regarding challenges it encountered in constructing a peer group of funds with similar principal investment strategies. In all cases, the Trustees considered each Fund’s net management fees in light of that Fund’s historical performance net of expenses, that none of the mutual funds had the highest net management fee in its peer group, and that DoubleLine’s stated pricing philosophy for its advisory services did not include seeking to be a low-cost service provider. In light of all of the above and the other factors considered, The Trustees determined that neither the net management fees nor the net total expense ratios of any of the mutual funds appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the Funds’ Advisory Agreements.

In respect of the ETFs, the Trustees considered information in the ISS MI Reports regarding the ETFs’ performance records and net total expenses. The Trustees noted that DoubleLine Opportunistic Bond ETF and DoubleLine Shiller CAPE US Equities ETF commenced investment operations on March 31, 2022 and that DoubleLine Commercial Real Estate ETF and DoubleLine Mortgage ETF commenced investment operations on March 31, 2023. The Trustees noted that it was important to provide each Fund’s portfolio management team sufficient time to establish a more significant performance history. However, the Trustees considered that performance since inception for each ETF was within Management’s expectations and the Trustees considered Management’s explanation of any relative underperformance, including in respect of DoubleLine Opportunistic Bond ETF. In respect of DoubleLine Shiller CAPE Equities ETF, the Trustees noted that its performance was in line with, though below, its benchmark index. The Trustees noted also that its performance was shown relative to two peer groups and that the ETF compared more favorably against the peer group that was constructed using ISS MI’s more traditional approach. They noted that that ETF’s performance compared less favorably against the peer group that was constructed with just other active, non-transparent ETFs (the “ANT Group”). They noted that the ANT Group was comprised of ETFs with a broader spectrum of principal investment strategies and, consequently, with more dispersed performance records and they considered that in evaluating the ETF’s relative performance to date. On the basis of all of these factors, the Trustees determined that the performance records of the ETFs supported the continuance of the Advisory Agreement for each of the ETFs.

The Trustees considered the expenses of the ETFs. The Trustees noted that under the ETFs’ unitary fee structure, DoubleLine, in addition to providing investment management services, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Trustees further noted that under the unitary

166	DoubleLine Funds Trust

(Unaudited) March 31, 2024

fee structure, DoubleLine pays substantially all of the operating expenses of the Funds, except for, among other things, the management fees, taxes and transaction costs, distribution fees or expenses, and any extraordinary expenses (such as litigation). The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of an ETF’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees noted that DoubleLine Shiller CAPE US Equities ETF and DoubleLine Opportunistic Bond ETF each had a net total expense ratio at or below the median of its peer group, though with DoubleLine Shiller CAPE US Equities ETF comparing less favorably again to the median of the ANT Group. In considering the net total expense ratios of DoubleLine Commercial Real Estate ETF and DoubleLine Mortgage ETF, the Trustees noted that while each Fund had a net total expense ratio that was above the median of its peer group, in each case, there were several peer funds with significantly higher net total expense ratios and that the ETFs’ net total expense ratios were within four or seven basis points of the median. The Trustees determined that none of the net total expense ratios of any of the ETFs appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the ETFs’ Advisory Agreements.

In respect of the CEFs, the Trustees considered the information in the ISS MI Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings).

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that the Fund’s net management fees were in the third quartile of its peer group on both a net assets and total managed assets basis, though the Fund’s net total expenses (excluding investment related expenses) was either at or below the median of its expense peer group on those bases. The Trustees considered DoubleLine’s explanations for the Fund’s longer term relative underperformance with the Fund falling in the fourth quartile of its peers for the three-year, five-year and ten-year periods ended October 31, 2023 and noted the Fund’s stronger more recent performance, with the Fund performing in the second quartile of its peer group for the one-year period ended October 31, 2023, and the Fund outperforming its benchmark for the one- and three-year and ten-year periods ended October 31, 2023.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fees were in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the ISS MI Report to be in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees considered that the Fund’s relative performance had improved recently, with the Fund performing in the second quartile of its peer group for the one-year period ended October 31, 2023, though the Fund had performed in the third quartile for the ten-year period ended October 31, 2023 and in the fourth quartile for the three- and five-year periods ended October 31, 2023. In considering the Fund’s performance, the Trustees noted also that the Fund had outperformed its benchmark index for the one-, three-, five- and ten-year periods shown in the ISS MI Report.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees considered that the Fund’s relative performance improved for the one-year period ended October 31, 2023, with the Fund performing in the first quartile of its peer group. They noted that the Fund performed in the fourth quartile for the three-year period ended October 31, 2023, though it had outperformed its benchmark index over one- and three-year periods ended October 31, 2023. In considering the fees and expenses of the Fund, the Trustees took into account DoubleLine’s statement that the Fund’s terms at its initial offering differed from many closed-end funds that came to market before it in that DoubleLine, as the Fund’s sponsor, bore all of the Fund’s initial organizational and offering expenses and that the Fund has a limited life, and that funds offered pursuant to such arrangements tend to pay higher advisory fees than funds whose sponsors do not bear those organizational and offering expenses and the related risks. The Trustees considered that ISS MI had developed an expense group comprising Funds with similar fee and expense arrangements, as ISS MI reported that it had done for a number of other fund families. The Trustees noted that the Fund’s net management fees and net total expenses, though above the medians of its peers on a total managed assets basis, was in the second quartile and slightly below the median of its peer group on a net assets basis.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the ISS MI Reports, and considered information from DoubleLine that they receive quarterly regarding the estimated spread earned in respect of that leverage, after taking into account expenses related to the leverage, including incremental management fees.

For all of the Funds, Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, derivatives risk management

Annual Report	|	March 31, 2024	167

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire the necessary personnel and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to registered investment companies (mutual funds, ETFs and closed-end funds) exceed in many respects those required to provide advisory services to non-registered investment company clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring registered investment companies than in managing private accounts or in sub-advising funds, including registered investment companies, sponsored by others, and that the services and resources required of DoubleLine when it sub-advises registered investment companies by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser. In respect of the ETFs, the Trustees also noted the substantial financial risks assumed by DoubleLine in respect of each ETF’s unitary fee and that DoubleLine would generally bear, with limited exceptions, any increase in each ETF’s ordinary operating expenses.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation program, which is comprised of several components, including base salary, discretionary bonus and potential equity participation in DoubleLine, enables DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to accommodate changing regulatory requirements and to maintain its ability to provide high-quality services to the Funds.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the mutual funds had achieved significant size. They noted also that none of the Funds have breakpoints in their advisory fee schedules, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by ISS MI supported the view that the net management fees of the largest mutual funds remained competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements (where applicable) for a number of the mutual funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at

168	DoubleLine Funds Trust

(Unaudited) March 31, 2024

the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

With regard to the ETFs, the Trustees noted that the ETFs have only recently begun operations and that none of the ETFs has achieved significant scale or scale that exceeded expectations for the ETFs at the time of their launch. The Trustees noted also the significant investment DoubleLine has made in the launch of the ETFs and that it has not yet achieved sustained significant profitability in respect of any of the ETFs.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the historical performance records of the Funds, and the factors cited by Management in respect of the underperforming Funds, were consistent with the continuance of the Advisory Agreement(s) for each of the Funds; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	|	March 31, 2024	169

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2024

The Funds have adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting each Fund’s compliance with its limits on investments in illiquid assets. For the calendar year ended December 31, 2023, the program administrator determined that the program supported each Fund’s ability to meet reasonably foreseeable redemption requests, reduced the risk of significant dilution from redemptions and supported the Adviser’s management of each Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of a Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

170	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) March 31, 2024

For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $492,300 for single individuals and $553,850 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.01%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2024 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.01%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

Annual Report	|	March 31, 2024	171

Federal Tax Information (Cont.)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended March 31, 2024 for each Fund was as follows:

Qualified Short- Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fiscal year ended March 31, 2024 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	98.66%

DoubleLine Core Fixed Income Fund	86.30%

DoubleLine Emerging Markets Fixed Income Fund	13.32%

DoubleLine Low Duration Bond Fund	66.51%

DoubleLine Floating Rate Fund	99.10%

DoubleLine Shiller Enhanced CAPE®	73.16%

DoubleLine Flexible Income Fund	66.42%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	18.48%

DoubleLine Long Duration Total Return Bond Fund	100.00%

DoubleLine Strategic Commodity Fund (Consolidated)	99.98%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	58.29%

DoubleLine Shiller Enhanced International CAPE®	64.03%

DoubleLine Emerging Markets Local Currency Bond Fund	15.03%

DoubleLine Income Fund	63.31%

DoubleLine Multi-Asset Trend Fund (Consolidated)	10.02%

For the fiscal year ended March 31, 2024, each Fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Emerging Markets Local Currency Bond Fund	$696,296	$14,242

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

172	DoubleLine Funds Trust

Trustees and Officers	(Unaudited) March 31, 2024

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds Trust, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602. Unless otherwise indicated, the information below is as of March 31, 2024.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari 1964	Trustee	Indefinite/Since March 2010	Executive Vice President, Pointivo, Inc., a software development firm. President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	26	None.

Yury Friedman 1956	Trustee	Indefinite/Since September 2023	Retired. Formerly, Managing Director, Institutional Fixed Income, Citibank.	26	None.

William A. Odell 1965	Trustee	Indefinite/Since September 2023	Retired. Formerly, Vice President and Regional Sales Manager, Fidelity Investments.	26(2)	None.

John C. Salter 1957	Trustee	Indefinite/Since March 2010	American Veterans Group, an investment bank and broker dealer specializing in financial services to American military veteran communities. Formerly, Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	26	None.

(1) The term ‘“Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and each series of DoubleLine ETF Trust

(2) Information as of May 14, 2024.

Annual Report	|	March 31, 2024	173

Trustees and Officers (Cont.)

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of affiliated entities or related parties of the Adviser and hold direct or indirect ownership interests in affiliated entities of the Adviser. Additionally, Mr. Redell is an officer of the Trust.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	23	None.

(1) The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and each series of DoubleLine ETF Trust

174	DoubleLine Funds Trust

(Unaudited) March 31, 2024

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010). Formerly, Interested Trustee, DoubleLine Funds Trust (January 2019 to September 2023).

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine ETF Adviser LP (since December 2021); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital LP (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since Inception); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine ETF Adviser LP (since December 2021); Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Group LP (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Group LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Annual Report	|	March 31, 2024	175

Trustees and Officers (Cont.)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Group LP (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Group LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Chief Operating Officer, DoubleLine Group LP (since March 2023). Formerly, Director of Operations, DoubleLine Group LP (since March 2018), Manager of Operations, DoubleLine Group LP (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Group LP (since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Capital LP, DoubleLine Opportunistic credit Fund, DoubleLine Incomes Solutions Fund.

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

176	DoubleLine Funds Trust

(Unaudited) March 31, 2024

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Lisa Chen, 1979	Anti-Money Laundering Compliance Officer	Indefinite/Since September 2023	Anti-Money Laundering Compliance Officer, DoubleLine Funds Trust (since September 2023); Anti-Money Laundering Compliance Officer, DoubleLine ETF Trust (Since September 2023); Compliance Manager, DoubleLine Group LP (Since March 2022). Formerly, Vice President, Senior Compliance Officer, PIMCO (From April 2016 – February 2022).

Annual Report	|	March 31, 2024	177

Information About Proxy Voting	(Unaudited) March 31, 2024

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of each month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

178	DoubleLine Funds Trust

Privacy Policy	(Unaudited) March 31, 2024

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.

Why We Need Your Personal Information

All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information We May Collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.

Information Collected From Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Annual Report	|	March 31, 2024	179

Privacy Policy (Cont.)

How And Why We May Disclose Your Information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).

However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at https://www.doubleline.com, or by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives CA Privacy Notice for Employees

Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice To Investors In Cayman Islands Investment Funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Privacy For Children

DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the age of 13 (or such higher age as required by applicable law) has submitted personally identifiable information online without

180	DoubleLine Funds Trust

(Unaudited) March 31, 2024

parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545. We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.

Retention Of Personal Information And Security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To And Control Of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

Changes To DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.

Annual Report	|	March 31, 2024	181

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

1211 Avenue of the

Americas

New York, NY 10036

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DFT

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602  || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

Mr. Raymond Woolson, a former Trustee and member of the Board’s Audit Committee was determined to qualify as an audit committee financial expert during his tenure on the Audit Committee. Since the date of Mr. Woolson’s retirement, the Registrant has not had an “audit committee financial expert,” as defined under instructions to Item 3(a), serving on its Audit Committee; however, the Registrant has retained Mr. Woolson to serve as a consultant to the Board of Trustees of the Registrant, including to the Independent Trustees who serve on the Registrant’s Audit Committee. In addition, the Registrant’s Audit Committee members have substantial financial expertise and include members with considerable professional experience in the financial markets, the securities markets, and the investment banking and investment management industries.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
(a) Audit Fees	$1,130,636	$1,152,812
(b) Audit-Related Fees	N/A	$900
(c) Tax Fees	$278,054	$267,824
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

1

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023

Registrant	$278,054	$267,824
Registrant’s Investment Adviser	$365,847	$338,535

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund,

2

DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s, DoubleLine Core Fixed Income Fund’s, DoubleLine Shiller Enhanced CAPE’s, and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

[Insert full Schedule of Investments for DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund here]

[Insert N-CSR opinion letter here]

3

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS - 4.4%

	Affirm, Inc.
26,635,000	Series 2023-B-A	6.82%	(a)	09/15/2028	27,048,048

	Aligned Data Centers Issuer LLC
12,950,000	Series 2021-1A-A2	1.94%	(a)	08/15/2046	11,781,139
11,550,000	Series 2021-1A-B	2.48%	(a)	08/15/2046	10,336,346

	Apollo Aviation Securitization Equity Trust
3,596,243	Series 2018-1A-B	5.44%	(a)(b)	01/16/2038	721,047
10,731,073	Series 2020-1A-A	3.35%	(a)	01/16/2040	9,692,005

	Aqua Finance Trust
315,865	Series 2017-A-A	3.72%	(a)	11/15/2035	314,997

	Bojangles Issuer LLC
21,123,750	Series 2020-1A-A2	3.83%	(a)	10/20/2050	19,949,515

	Business Jet Securities LLC
1,795,984	Series 2020-1A-A	2.98%	(a)	11/15/2035	1,736,249

	CAI International, Inc.
12,237,550	Series 2020-1A-A	2.22%	(a)	09/25/2045	11,094,108

	Cajun Global LLC
9,700,000	Series 2021-1-A2	3.93%	(a)	11/20/2051	8,807,073

	Carbon Level Mitigation Trust
18,975,816	Series 2021-3-CERT	1.82%	(a)(c)	09/08/2051	11,681,360
28,975,623	Series 2022-3-CERT	0.23%	(a)	11/21/2052	19,682,474

	Castlelake Aircraft Securitization Trust
6,641,334	Series 2017-1R-A	2.74%	(a)	08/15/2041	6,157,254

	Coinstar Funding LLC
11,931,338	Series 2017-1A-A2	5.22%	(a)	04/25/2047	10,708,225

	Commonbond Student Loan Trust
1,905,133	Series 2016-A-A1	3.32%	(a)	05/25/2040	1,827,826

	Compass Datacenters LLC
14,000,000	Series 2024-1A-A1	5.25%	(a)	02/25/2049	13,740,272

	Container Leasing International LLC
4,823,646	Series 2020-1A-A	2.08%	(a)	09/18/2045	4,347,921

	Credit Suisse ABS Trust
1,600,193	Series 2020-AT1-A	2.61%	(a)	10/15/2026	1,600,166

	CyrusOne Data Centers Issuer I LLC
18,200,000	Series 2023-1A-A2	4.30%	(a)	04/20/2048	17,152,002

	DataBank Issuer
39,300,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	36,048,816
31,000,000	Series 2021-2A-A2	2.40%	(a)	10/25/2051	27,752,834
3,350,000	Series 2021-2A-B	2.79%	(a)	10/25/2051	2,891,905

	DB Master Finance Parent LLC
28,103,125	Series 2021-1A-A23	2.79%	(a)	11/20/2051	23,590,952

	Diamond Issuer
6,000,000	Series 2021-1A-B	2.70%	(a)	11/20/2051	5,127,895

	Dividend Solar Loans LLC
15,498,573	Series 2019-1-A	3.67%	(a)	08/22/2039	13,941,235

	ECAF Ltd.
24,953,894	Series 2015-1A-A2	4.95%	(a)	06/15/2040	16,469,820

	Falcon Aerospace Ltd.
1,270,058	Series 2017-1-A	4.58%	(a)	02/15/2042	1,234,134

	Falko Regional Aircraft Ltd.
31,539,012	Series 2021-1A-A	5.75%		04/15/2041	29,078,843

	Foundation Finance Trust
355,914	Series 2019-1A-A	3.86%	(a)	11/15/2034	354,057

	GAIA Aviation Ltd.
9,353,166	Series 2019-1-A	3.97%	(a)(d)	12/15/2044	8,530,321

	Global Sea Containers Two SRL
20,338,529	Series 2020-1A-A	2.17%	(a)	10/17/2040	18,786,301

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	1

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Helios Issuer LLC
12,120,556	Series 2018-1A-A	4.87%	(a)	07/20/2048	11,485,221
11,256,935	Series 2019-AA-A	3.75%	(a)	06/20/2046	10,341,323
28,406,638	Series 2020-2A-A	2.73%	(a)	11/01/2055	21,608,438
12,218,111	Series 2021-C-B	2.33%	(a)	10/20/2048	10,280,770

	HERO Funding Trust
1,934,400	Series 2016-3A-A2	3.91%	(a)	09/20/2042	1,755,544
5,120,324	Series 2016-4A-A2	4.29%	(a)	09/20/2047	4,682,442

	Horizon Aircraft Finance Ltd.
12,445,645	Series 2019-1-A	3.72%	(a)	07/15/2039	11,067,339

	Jack in the Box, Inc.
36,860,000	Series 2019-1A-A23	4.97%	(a)	08/25/2049	35,062,422

	Jersey Mike’s Funding
4,565,500	Series 2019-1A-A2	4.43%	(a)	02/15/2050	4,375,360

	Jimmy Johns LLC
20,468,000	Series 2017-1A-A2II	4.85%	(a)	07/30/2047	19,709,282

	JOL Air Ltd.
7,852,022	Series 2019-1-A	3.97%	(a)	04/15/2044	7,262,815

	Labrador Aviation Finance Ltd.
52,067,997	Series 2016-1A-A1	4.30%	(a)	01/15/2042	46,654,747

	Loanpal Solar Loan Ltd.
1,439,499	Series 2021-1GS-B	2.84%	(a)	01/20/2048	1,097,563

	Lunar Aircraft Ltd.
10,698,019	Series 2020-1A-A	3.38%	(a)	02/15/2045	9,534,042

	Lunar Structured Aircraft Portfolio Notes
1,043,348	Series 2021-1-B	3.43%	(a)	10/15/2046	914,254

	ME Funding
32,679,475	Series 2019-1-A2	6.45%	(a)	07/30/2049	32,520,019
22,100,000	Series 2024-1A-A2	8.10%	(a)	04/30/2054	21,262,609

	Mosaic Solar Loans LLC
11,665,788	Series 2017-2A-A	3.82%	(a)	06/22/2043	10,899,732
6,988,017	Series 2018-1A-A	4.01%	(a)	06/22/2043	6,547,844
9,159,871	Series 2018-2GS-A	4.20%	(a)	02/22/2044	8,527,400
1,495,600	Series 2019-1A-A	4.37%	(a)	12/21/2043	1,406,196

	Navient Student Loan Trust
21,622,892	Series 2017-A-B	3.91%	(a)	12/16/2058	20,887,722
11,000,000	Series 2018-BA-B	4.13%	(a)	12/15/2059	10,191,388

	Navigator Aircraft ABS Ltd.
10,939,733	Series 2021-1-B	3.57%	(a)(d)	11/15/2046	9,491,236

	Neighborly Issuer
14,344,375	Series 2021-1A-A2	3.58%	(a)	04/30/2051	12,758,132

	Pagaya AI Debt Selection Trust
8,167,129	Series 2023-5-A	7.18%	(a)	04/15/2031	8,189,434
11,656,327	Series 2023-6-A	7.13%	(a)	06/16/2031	11,692,022

	Pioneer Aircraft Finance Ltd.
31,835,831	Series 2019-1-A	3.97%	(a)	06/15/2044	29,555,876

	Primrose Holdings, Inc.
12,529,125	Series 2019-1A-A2	4.48%	(a)	07/30/2049	12,025,488

	Project Silver
25,146,701	Series 2019-1-A	3.97%	(a)	07/15/2044	21,835,358

	Purewest Funding LLC
20,270,817	Series 2021-1-A1	4.09%	(a)	12/22/2036	19,633,360

	Raptor Aircraft Finance
13,022,339	Series 2019-1-A	4.21%	(a)	08/23/2044	10,789,229

	Renew
6,630,781	Series 2017-2A-A	3.22%	(a)	09/22/2053	5,792,696

	Research-Driven Pagaya Motor Asset Trust
22,870,727	Series 2021-2A-A	2.65%	(a)	03/25/2030	21,956,165

	Sapphire Aviation Finance Ltd.
32,052,328	Series 2020-1A-A	3.23%	(a)	03/15/2040	28,237,812
7,634,060	Series 2020-1A-B	4.34%	(a)	03/15/2040	5,794,740

	SEB Funding LLC
17,705,625	Series 2021-1A-A2	4.97%	(a)	01/30/2052	16,726,706

	ServiceMaster Funding LLC
3,932,877	Series 2020-1-A2II	3.34%	(a)	01/30/2051	3,370,062

2	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Shenton Aircraft Investment Ltd.
17,324,397	Series 2015-1A-A	4.75%	(a)	10/15/2042	16,086,275

	Sierra Timeshare Conduit Receivables Funding LLC
1,558,731	Series 2021-2A-C	1.95%	(a)	09/20/2038	1,453,886
1,870,477	Series 2021-2A-D	3.23%	(a)	09/20/2038	1,725,648

	SLM Student Loan Trust
4,341,099	Series 2006-A-A5 (CME Term SOFR 3 Month + 0.55%)	5.88%		06/15/2039	4,212,149
3,318,843	Series 2006-B-A5 (CME Term SOFR 3 Month + 0.53%)	5.86%		12/15/2039	3,233,235

	SOFI Alternative Trust
5,609,753	Series 2021-1-PT2	9.72%	(a)(c)	05/25/2030	5,554,565
22,091,640	Series 2021-2-A	1.25%	(a)	08/15/2030	21,428,824
500,000	Series 2021-2-R1	0.00%	(a)(b)(e)	08/15/2030	4,194,652
24,993,932	Series 2021-3-A	1.50%	(a)	11/15/2030	24,148,637
950,000	Series 2021-3-R1	0.00%	(a)(b)(e)	11/15/2030	10,404,748

	SoFi Professional Loan Program LLC
14,610,508	Series 2017-E-B	3.49%	(a)	11/26/2040	14,129,692
13,000,000	Series 2017-E-C	4.16%	(a)	11/26/2040	11,962,237
12,800,000	Series 2018-A-B	3.61%	(a)	02/25/2042	11,637,151
18,000,000	Series 2018-B-BFX	3.83%	(a)	08/25/2047	16,462,930

	Sprite/KY
18,237,165	Series 2021-1-A	3.75%	(a)	11/15/2046	17,042,741

	Stack Infrastructure Issuer LLC
5,750,000	Series 2020-1A-A2	1.89%	(a)	08/25/2045	5,420,938

	Start/Bermuda
14,176,540	Series 2018-1-A	4.09%	(a)	05/15/2043	13,084,493

	Stonepeak ABS
2,631,835	Series 2021-1A-A	2.68%	(a)	02/28/2033	2,434,529
5,088,328	Series 2021-1A-B	3.82%	(a)	02/28/2033	4,474,966

	Sunbird Engine Finance
33,034,294	Series 2020-1A-A	3.67%	(a)	02/15/2045	28,898,466

	Taco Bell Corp.
7,417,875	Series 2021-1A-A23	2.54%	(a)	08/25/2051	6,142,088
5,207,250	Series 2021-1A-A2I	1.95%	(a)	08/25/2051	4,717,495

	TAL Advantage LLC
12,650,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	11,516,514
2,688,125	Series 2020-1A-B	3.29%	(a)	09/20/2045	2,443,690

	Textainer Ltd.
7,818,569	Series 2020-1A-A	2.73%	(a)	08/21/2045	7,317,859
2,313,607	Series 2020-2A-B	3.34%	(a)	09/20/2045	2,094,037

	Upgrade Master Credit Pass-Thru Trust
717,485	Series 2021-PT1-A	23.51%	(a)(c)	08/15/2027	583,167

	Upgrade Master Pass-Thru Trust
1,915,827	Series 2021-PT1-A	13.12%	(a)(c)	04/15/2027	1,705,728
2,149,665	Series 2021-PT3-A	13.84%	(a)(c)	07/15/2027	1,969,799
1,447,122	Series 2021-PT4-A	11.83%	(a)(c)	08/15/2027	1,248,027
3,987,813	Series 2021-PT5-A	16.50%	(a)(c)	10/15/2027	3,243,451

	Upstart Pass-Through Trust Series
2,816,314	Series 2020-ST5-A	3.00%	(a)	12/20/2026	2,795,956
2,418,567	Series 2021-ST1-A	2.75%	(a)	02/20/2027	2,390,223

	Upstart Securitization Trust
614,714	Series 2020-2-A	2.31%	(a)	11/20/2030	609,967
2,704,525	Series 2021-3-B	1.66%	(a)	07/20/2031	2,690,628
7,500,000	Series 2021-3-C	3.28%	(a)	07/20/2031	7,156,802

	Vantage Data Centers Holding LLC
32,425,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	28,593,260

	Vault DI Issuer LLC
54,400,000	Series 2021-1A-A2	2.80%	(a)	07/15/2046	47,617,815

	Vivant Solar Financing V Parent LLC
16,520,232	Series 2018-1A-A	4.73%	(a)	04/30/2048	15,427,116

	VR Funding LLC
14,864,490	Series 2020-1A-A	2.79%	(a)	11/15/2050	13,344,685

	Waterfall Commercial Mortgage Trust
5,899,650	Series 2015-SBC5-A	4.10%	(a)(c)	04/14/2024	5,696,621

	Wendy’s SPV Guarantor LLC
18,847,012	Series 2019-1A-A2II	4.08%	(a)	06/15/2049	17,729,343

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	3

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Willis Lease Finance Corp.
41,698,083	Series 2020-A-A	3.23%	(a)	03/15/2045	37,560,131

	Wingstop, Inc.
10,342,500	Series 2020-1A-A2	2.84%	(a)	12/05/2050	9,404,647

	Zephyrus Capital Aviation Partners
4,740,453	Series 2018-1-A	4.61%	(a)	10/15/2038	4,320,994

	Total Asset Backed Obligations (Cost $1,485,593,013)				1,354,418,733

COLLATERALIZED LOAN OBLIGATIONS - 3.4%

	37 Capital CLO
8,500,000	Series 2023-2A-B (CME Term SOFR 3 Month + 2.75%, 2.75% Floor)	8.12%	(a)	01/15/2034	8,544,668

	Anchorage Capital CLO Ltd.
2,000,000	Series 2014-3RA-B (CME Term SOFR 3 Month + 1.76%)	7.08%	(a)	01/28/2031	2,001,823

	Apidos CLO
3,000,000	Series 2013-12A-CR (CME Term SOFR 3 Month + 2.06%)	7.38%	(a)	04/15/2031	2,980,768

	ARES CLO
7,000,000	Series 2017-44A-A3R1 (CME Term SOFR 3 Month + 1.91%, 1.65% Floor)	7.23%	(a)	04/15/2034	7,007,985

	Battalion CLO Ltd.
3,000,000	Series 2017-11A-BR (CME Term SOFR 3 Month + 1.98%, 1.72% Floor)	7.30%	(a)	04/24/2034	2,986,142
1,000,000	Series 2021-19A-B (CME Term SOFR 3 Month + 1.86%, 1.60% Floor)	7.18%	(a)	04/15/2034	997,923

	BlueMountain CLO Ltd.
5,000,000	Series 2018-2A-B (CME Term SOFR 3 Month + 1.96%, 1.70% Floor)	7.27%	(a)	08/15/2031	5,006,234

	Bridge Street CLO Ltd.
20,000,000	Series 2024-1A-A (CME Term SOFR 3 Month + 1.60%, 1.60% Floor)	0.00%	(a)	04/20/2037	20,000,000

	Canyon Capital CLO Ltd.
20,000,000	Series 2019-2A-BR (CME Term SOFR 3 Month + 1.96%, 1.70% Floor)	7.28%	(a)	10/15/2034	19,905,694
2,500,000	Series 2021-2A-B1 (CME Term SOFR 3 Month + 2.01%, 2.01% Floor)	7.33%	(a)	04/15/2034	2,489,467

	Capital Four US CLO Ltd.
16,500,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(a)	01/18/2035	16,528,482
18,000,000	Series 2022-1A-BR (CME Term SOFR 3 Month + 2.65%, 2.65% Floor)	8.45%	(a)	01/20/2037	18,094,993

	Carlyle Global Market Strategies
18,500,000	Series 2022-2A-A2 (CME Term SOFR 3 Month + 2.00%, 2.00% Floor)	7.32%	(a)	04/20/2035	18,568,554

	CarVal CLO
5,000,000	Series 2024-1A-B (CME Term SOFR 3 Month + 2.10%, 2.10% Floor)	7.42%	(a)	04/20/2037	5,005,604

	CBAM Ltd.
11,000,000	Series 2017-2A-BR (CME Term SOFR 3 Month + 2.11%, 1.85% Floor)	7.43%	(a)	07/17/2034	11,008,969

	Cedar Funding Ltd.
2,000,000	Series 2022-15A-B (CME Term SOFR 3 Month + 1.80%, 1.80% Floor)	7.12%	(a)	04/20/2035	1,997,617

	CIFC Funding Ltd.
11,500,000	Series 2022-3A-B (CME Term SOFR 3 Month + 2.00%, 2.00% Floor)	7.32%	(a)	04/21/2035	11,506,610

	Crown City CLO
2,750,000	Series 2021-1A-A2 (CME Term SOFR 3 Month + 1.98%, 1.72% Floor)	7.30%	(a)	07/20/2034	2,753,867

	Dryden Senior Loan Fund
3,500,000	Series 2017-53A-B (CME Term SOFR 3 Month + 1.66%)	6.98%	(a)	01/15/2031	3,501,285

	Empower CLO Ltd.
9,000,000	Series 2023-3A-B (CME Term SOFR 3 Month + 2.55%, 2.55% Floor)	7.89%	(a)	01/20/2037	9,054,407

4	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Franklin Park Place CLO LLC
13,000,000	Series 2022-1A-A (CME Term SOFR 3 Month + 1.40%, 1.40% Floor)	6.71%	(a)	04/14/2035	12,985,700

	Generate CLO Ltd.
5,800,000	Series 3A-B2R (CME Term SOFR 3 Month + 2.60%, 2.60% Floor)	7.90%	(a)	10/20/2036	5,830,319

	Greywolf CLO Ltd.
22,449,599	Series 2018-1A-A1 (CME Term SOFR 3 Month + 1.29%)	6.61%	(a)	04/26/2031	22,456,558

	Halcyon Loan Advisors Funding Ltd.
2,206,374	Series 2014-2A-D (CME Term SOFR 3 Month + 5.26%)	10.58%	(a)(b)	04/28/2025	452,307

	Halsey Point CLO Ltd.
13,000,000	Series 2019-1A-B1 (CME Term SOFR 3 Month + 2.46%, 2.20% Floor)	7.78%	(a)	01/20/2033	13,009,216

	Harbourview CLO VII LLC
22,719,068	Series 7RA-A1 (CME Term SOFR 3 Month + 1.39%, 1.13% Floor)	6.69%	(a)	07/18/2031	22,744,742

	Harvest US CLO
20,000,000	Series 2023-1A-B (CME Term SOFR 3 Month + 2.60%, 2.60% Floor)	7.91%	(a)	01/15/2037	20,102,730

	Jackson Financial, Inc.
9,500,000	Series 2022-6RA-BR (CME Term SOFR 3 Month + 2.75%, 2.75% Floor)	8.10%	(a)	01/20/2037	9,550,616

	Jamestown CLO Ltd.
6,000,000	Series 2018-11A-A2 (CME Term SOFR 3 Month + 1.96%)	7.28%	(a)	07/14/2031	6,005,532
40,825,344	Series 2018-6RA-A1 (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.74%	(a)	04/25/2030	40,892,253
5,000,000	Series 2018-6RA-A2A (CME Term SOFR 3 Month + 2.04%, 1.78% Floor)	7.37%	(a)	04/25/2030	5,015,405

	Katayma CLO Ltd.
25,000,000	Series 2024-2A-A1 (CME Term SOFR 3 Month + 1.65%, 1.65% Floor)	6.94%	(a)	04/20/2037	25,000,000

	LCM LP
14,305,304	Series 17A-A2RR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	10/15/2031	14,295,209

	Marble Point CLO
55,000,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.79%	(a)	07/25/2034	54,986,332
50,000,000	Series 2021-4A-A1 (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79%	(a)	01/22/2035	49,839,304
20,000,000	Series 2022-2A-A1R (CME Term SOFR 3 Month + 1.93%, 1.93% Floor)	7.28%	(a)	10/20/2036	20,105,000
11,400,000	Series 2022-2A-BR (CME Term SOFR 3 Month + 2.85%, 2.85% Floor)	8.20%	(a)	10/20/2036	11,472,267

	MidOcean Credit CLO
42,713,462	Series 2018-9A-A1 (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/20/2031	42,562,385

	MKS CLO Ltd.
38,835,191	Series 2017-1A-AR (CME Term SOFR 3 Month + 1.26%, 1.00% Floor)	6.58%	(a)	07/20/2030	38,864,492
39,865,644	Series 2017-2A-A (CME Term SOFR 3 Month + 1.45%, 1.19% Floor)	6.77%	(a)	01/20/2031	39,892,601

	MP CLO Ltd.
25,181,658	Series 2013-1A-AR (CME Term SOFR 3 Month + 1.51%)	6.83%	(a)	10/20/2030	25,199,285

	Nassau Global Credit LLC
27,516,182	Series 2018-IA-A (CME Term SOFR 3 Month + 1.41%)	6.73%	(a)	07/15/2031	27,514,782

	Ocean Trails CLO
4,000,000	Series 2019-7A-BR (CME Term SOFR 3 Month + 1.86%, 1.60% Floor)	7.18%	(a)	04/17/2030	4,007,616
10,150,000	Series 2020-10A-BR (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	10/15/2034	10,172,435

	Octagon Investment Partners Ltd.
1,500,000	Series 2019-1A-BR (CME Term SOFR 3 Month + 1.85%, 1.85% Floor)	7.16%	(a)	04/15/2035	1,487,851

	OFSI Fund Ltd.
46,162,102	Series 2018-1A-A (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/15/2031	46,251,108

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	5

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Park Blue CLO Ltd.
7,400,000	Series 2023-4A-B (CME Term SOFR 3 Month + 2.70%, 2.70% Floor)	8.03%	(a)	01/25/2037	7,449,974

	Regatta Funding Ltd.
2,500,000	Series 2018-1A-B (CME Term SOFR 3 Month + 1.91%)	7.23%	(a)	07/17/2031	2,503,728

	Rockford Tower CLO Ltd.
2,525,000	Series 2018-2A-B (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	10/20/2031	2,528,802
10,000,000	Series 2024-1A-A1 (CME Term SOFR 3 Month + 1.61%, 1.61% Floor)	0.00%	(a)	04/20/2037	10,000,000

	Sound Point CLO Ltd.
24,294,604	Series 2013-3RA-A (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.71%	(a)	04/18/2031	24,282,457
18,000,000	Series 2018-2A-C (CME Term SOFR 3 Month + 2.21%)	7.54%	(a)	07/26/2031	17,742,978
28,000,000	Series 2018-3A-A1A (CME Term SOFR 3 Month + 1.44%, 1.18% Floor)	6.77%	(a)	10/26/2031	28,061,418
7,025,000	Series 2019-1A-BR (CME Term SOFR 3 Month + 1.96%, 1.70% Floor)	7.28%	(a)	01/20/2032	6,993,635
25,250,000	Series 2020-2A-AR (CME Term SOFR 3 Month + 1.44%, 1.18% Floor)	6.77%	(a)	10/25/2034	25,251,278
10,000,000	Series 2024-38A-A1 (CME Term SOFR 3 Month + 1.60%, 1.60% Floor)	6.92%	(a)	02/20/2037	10,000,000

	Steele Creek CLO Ltd.
29,902,060	Series 2016-1A-AR (CME Term SOFR 3 Month + 1.38%, 1.12% Floor)	6.71%	(a)	06/15/2031	29,937,213
10,000,000	Series 2019-1A-BR (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	04/15/2032	9,973,315

	Symphony CLO Ltd.
3,500,000	Series 2020-22A-B (CME Term SOFR 3 Month + 1.96%, 1.70% Floor)	7.26%	(a)	04/18/2033	3,500,207

	Trimaran CAVU LLC
20,000,000	Series 2021-3A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(a)	01/18/2035	20,043,584

	Unity-Peace Park CLO Ltd.
15,000,000	Series 2022-1A-B (CME Term SOFR 3 Month + 2.00%, 2.00% Floor)	7.32%	(a)	04/20/2035	15,069,615

	Vibrant Clo X Ltd.
60,500,000	Series 2018-10RA-A1 (CME Term SOFR 3 Month + 1.70%, 1.70% Floor)	7.01%	(a)	04/20/2036	60,510,538

	Wellfleet CLO Ltd.
24,495,788	Series 2018-2A-A1 (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	10/20/2031	24,500,687

	Wind River CLO Ltd.
4,000,000	Series 2013-2A-CR (CME Term SOFR 3 Month + 2.26%)	7.56%	(a)	10/18/2030	3,992,589
13,662,020	Series 2014-2A-AR (CME Term SOFR 3 Month + 1.40%, 1.14% Floor)	6.72%	(a)	01/15/2031	13,663,988

	Total Collateralized Loan Obligations (Cost $1,054,721,412)				1,056,643,143

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 7.3%

	20 Times Square Trust
7,949,000	Series 2018-20TS-F	3.10%	(a)(c)	05/15/2035	6,067,926
5,856,000	Series 2018-20TS-G	3.10%	(a)(c)	05/15/2035	4,358,956

	Alen Mortgage Trust
11,551,000	Series 2021-ACEN-E (CME Term SOFR 1 Month + 4.11%, 4.00% Floor)	9.44%	(a)	04/15/2034	5,436,958

	Arbor Multifamily Mortgage Securities Trust
21,947,000	Series 2021-MF3-XB	0.49%	(a)(c)(f)	10/15/2054	707,929

	Arbor Realty Trust, Inc.
6,300,000	Series 2021-FL1-B (CME Term SOFR 1 Month + 1.61%, 1.50% Floor)	6.94%	(a)	12/15/2035	6,166,799

	Ares Commercial Real Estate Corp.
2,010,000	Series 2021-FL4-B (CME Term SOFR 1 Month + 1.51%, 1.40% Floor)	6.84%	(a)	12/18/2037	1,959,559

	Atrium Hotel Portfolio Trust
10,001,000	Series 2018-ATRM-A (CME Term SOFR 1 Month + 1.25%, 0.95% Floor)	6.57%	(a)	06/15/2035	9,955,784

6	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Merrill Lynch Commercial Mortgage, Inc.
43,281,895	Series 2015-UBS7-XA	0.74%	(c)(f)	09/15/2048	339,122
2,121,000	Series 2016-UB10-C	4.82%	(c)	07/15/2049	1,990,033

	Banc of America Re-Remic Trust
35,435,000	Series 2020-BOC-D	3.18%	(a)(c)	01/15/2032	15,812,582
7,505,000	Series 2020-BOC-E	3.18%	(a)(c)	01/15/2032	2,973,795

	BANK
3,554,000	Series 2017-BNK4-C	4.37%	(c)	05/15/2050	3,032,493
31,828,541	Series 2017-BNK4-XA	1.34%	(c)(f)	05/15/2050	1,005,238
4,916,000	Series 2017-BNK5-B	3.90%	(c)	06/15/2060	4,535,306
1,960,000	Series 2017-BNK5-C	4.19%	(c)	06/15/2060	1,788,191
72,040,036	Series 2017-BNK5-XA	0.94%	(c)(f)	06/15/2060	1,646,244
143,145,919	Series 2018-BN10-XA	0.69%	(c)(f)	02/15/2061	3,196,720
31,334,000	Series 2018-BN10-XD	1.72%	(a)(c)(f)	02/15/2061	1,830,889
90,109,309	Series 2019-BN16-XA	0.94%	(c)(f)	02/15/2052	3,268,805
13,119,665	Series 2019-BN16-XD	1.83%	(a)(c)(f)	02/15/2052	992,947
11,541,000	Series 2019-BN17-XD	1.59%	(a)(c)(f)	04/15/2052	774,401
43,097,000	Series 2019-BN19-AS	3.45%		08/15/2061	37,677,177
17,013,666	Series 2019-BN19-XD	1.03%	(a)(c)(f)	08/15/2061	790,363
1,099,000	Series 2019-BN20-AS	3.24%	(c)	09/15/2062	950,233
5,000,000	Series 2019-BN21-C	3.52%	(c)	10/17/2052	3,725,225
26,932,000	Series 2019-BN24-XD	1.02%	(a)(c)(f)	11/15/2062	1,336,670
62,007,000	Series 2020-BN30-XB	0.72%	(c)(f)	12/15/2053	2,440,130
112,743,000	Series 2021-BN35-XB	0.59%	(c)(f)	06/15/2064	4,173,678
10,388,000	Series 2021-BN38-XD	0.72%	(a)(c)(f)	12/15/2064	468,110
7,663,000	Series 2022-BNK40-XD	0.89%	(a)(c)(f)	03/15/2064	431,684

	BBCMS Trust
45,454,000	Series 2018-CBM-A (CME Term SOFR 1 Month + 1.30%, 1.25% Floor)	6.62%	(a)	07/15/2037	44,920,406
13,455,000	Series 2018-CBM-E (CME Term SOFR 1 Month + 3.85%, 3.55% Floor)	9.17%	(a)	07/15/2037	12,130,323
5,775,000	Series 2018-TALL-F (CME Term SOFR 1 Month + 3.43%, 3.39% Floor)	8.76%	(a)	03/15/2037	3,771,077
11,799,000	Series 2020-C6-F5TB	3.69%	(a)(c)	02/15/2053	8,251,614
12,497,250	Series 2020-C6-F5TC	3.69%	(a)(c)	02/15/2053	8,344,882
93,120,543	Series 2020-C6-XA	1.04%	(c)(f)	02/15/2053	4,221,322
7,424,000	Series 2020-C6-XD	1.20%	(a)(c)(f)	02/15/2053	445,477
34,040,000	Series 2021-C11-XB	0.96%	(c)(f)	09/15/2054	2,047,942
135,082,853	Series 2021-C9-XA	1.60%	(c)(f)	02/15/2054	10,880,829
68,467,000	Series 2021-C9-XB	0.99%	(c)(f)	02/15/2054	3,866,770

	Benchmark Mortgage Trust
35,258,656	Series 2018-B7-XA	0.40%	(c)(f)	05/15/2053	498,832
27,627,784	Series 2018-B8-XA	0.62%	(c)(f)	01/15/2052	610,306
13,924,000	Series 2019-B11-XD	1.49%	(a)(c)(f)	05/15/2052	883,457
13,870,000	Series 2019-B12-XD	1.10%	(a)(c)(f)	08/15/2052	680,222
24,552,000	Series 2019-B15-XD	0.97%	(a)(c)(f)	12/15/2072	1,126,527
76,747,879	Series 2019-B9-XA	1.02%	(c)(f)	03/15/2052	2,885,897
74,845,135	Series 2020-B16-XA	1.04%	(c)(f)	02/15/2053	3,093,297
75,139,634	Series 2020-B17-XA	1.41%	(c)(f)	03/15/2053	3,620,243
13,462,000	Series 2020-B18-AGND	3.74%	(a)	07/15/2053	12,531,161
2,432,000	Series 2020-B18-AGNE	3.76%	(a)	07/15/2053	2,236,901
88,649,972	Series 2020-B18-XA	1.78%	(c)(f)	07/15/2053	5,536,678
235,975,384	Series 2020-B19-XA	1.76%	(c)(f)	09/15/2053	14,816,965
70,651,519	Series 2020-B22-XA	1.51%	(c)(f)	01/15/2054	5,450,609
275,367,278	Series 2020-IG1-XA	0.51%	(c)(f)	09/15/2043	5,869,729
232,245,848	Series 2021-B24-XA	1.15%	(c)(f)	03/15/2054	12,138,631
120,708,622	Series 2021-B28-XA	1.27%	(c)(f)	08/15/2054	7,749,457
59,609,000	Series 2021-B28-XB	0.95%	(c)(f)	08/15/2054	3,532,262
66,420,000	Series 2021-B29-XB	0.70%	(c)(f)	09/15/2054	2,904,374
363,472,249	Series 2021-B30-XA	0.81%	(c)(f)	11/15/2054	17,109,802
13,067,000	Series 2022-B32-XD	1.52%	(a)(c)(f)	01/15/2055	1,165,972
7,270,000	Series 2022-B34-XD	1.83%	(a)(c)(f)	04/15/2055	837,540

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	7

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BHMS Mortgage Trust
14,537,000	Series 2018-ATLS-A (CME Term SOFR 1 Month + 1.55%, 1.50% Floor)	6.87%	(a)	07/15/2035	14,525,386

	BPR Trust
10,166,000	Series 2021-TY-A (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%	(a)	09/15/2038	10,110,689

	Braemar Hotels & Resorts Trust
598,840	Series 2018-PRME-A (CME Term SOFR 1 Month + 0.99%, 0.95% Floor)	6.32%	(a)	06/15/2035	598,121

	BSPRT Co.-Issuer LLC
9,241,653	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	03/15/2036	9,185,335

	BX Trust
5,160,000	Series 2019-IMC-F (CME Term SOFR 1 Month + 2.95%, 2.90% Floor)	8.27%	(a)	04/15/2034	5,139,919
173,184,000	Series 2019-OC11-E	3.94%	(a)(c)	12/09/2041	149,938,082
326,679,000	Series 2019-OC11-XB	0.18%	(a)(c)(f)	12/09/2041	3,441,531
3,450,000	Series 2021-VIEW-F (CME Term SOFR 1 Month + 4.04%, 3.93% Floor)	9.37%	(a)	06/15/2036	3,067,908
55,807,000	Series 2021-VOLT-E (CME Term SOFR 1 Month + 2.11%, 2.00% Floor)	7.44%	(a)	09/15/2036	55,087,541
3,745,000	Series 2021-VOLT-F (CME Term SOFR 1 Month + 2.51%, 2.40% Floor)	7.84%	(a)	09/15/2036	3,713,503
3,926,071	Series 2021-XL2-E (CME Term SOFR 1 Month + 1.96%, 1.85% Floor)	7.28%	(a)	10/15/2038	3,892,105

	California Housing Finance Agency
62,906,456	Series 2021-2	0.82%	(c)(f)	03/25/2035	3,030,204

	Cantor Commercial Real Estate Lending LP
10,105,250	Series 2019-CF2-XD	1.45%	(a)(c)(f)	11/15/2052	648,587
11,514,000	Series 2019-CF3-XD	1.10%	(a)(c)(f)	01/15/2053	618,827

	CFCRE Commercial Mortgage Trust
7,155,000	Series 2016-C4-C	4.84%	(c)	05/10/2058	6,685,668
73,610,159	Series 2016-C4-XA	1.60%	(c)(f)	05/10/2058	1,665,776
5,000,000	Series 2016-C6-C	4.17%	(c)	11/10/2049	4,334,403

	Citigroup Commercial Mortgage Trust
21,787,929	Series 2014-GC21-XA	1.00%	(c)(f)	05/10/2047	1,987
155,151,470	Series 2014-GC25-XA	0.94%	(c)(f)	10/10/2047	176,640
9,978,000	Series 2015-GC27-C	4.42%	(c)	02/10/2048	9,517,844
3,685,000	Series 2015-GC27-D	4.42%	(a)(c)	02/10/2048	3,323,295
161,119,844	Series 2015-GC27-XA	1.30%	(c)(f)	02/10/2048	1,083,579
14,310,000	Series 2015-GC33-C	4.57%	(c)	09/10/2058	11,887,739
151,772,439	Series 2015-GC33-XA	0.87%	(c)(f)	09/10/2058	1,456,105
93,581,983	Series 2016-C1-XA	1.82%	(c)(f)	05/10/2049	2,723,385
189,640,948	Series 2016-GC36-XA	1.21%	(c)(f)	02/10/2049	3,195,640
32,412,090	Series 2016-GC37-XA	1.65%	(c)(f)	04/10/2049	755,866
88,857,652	Series 2016-P3-XA	1.65%	(c)(f)	04/15/2049	1,800,700
51,823,526	Series 2016-P4-XA	1.88%	(c)(f)	07/10/2049	1,606,638
84,035,642	Series 2016-P5-XA	1.37%	(c)(f)	10/10/2049	2,119,404
219,467,257	Series 2017-B1-XA	0.73%	(c)(f)	08/15/2050	4,419,215
37,322,490	Series 2017-P7-XA	1.08%	(c)(f)	04/14/2050	940,672
3,625,000	Series 2020-420K-D	3.31%	(a)(c)	11/10/2042	3,016,221
7,800,000	Series 2020-420K-E	3.31%	(a)(c)	11/10/2042	6,278,293
23,804,000	Series 2020-555-E	3.50%	(a)(c)	12/10/2041	19,703,204
4,175,000	Series 2020-555-F	3.50%	(a)(c)	12/10/2041	3,193,882
2,853,000	Series 2020-GC46-B	3.15%	(c)	02/15/2053	2,430,587

	Citigroup/Deutsche Bank Commercial Mortgage Trust
5,161,000	Series 2016-C1-B	4.20%	(c)	05/10/2049	4,693,860
102,585,958	Series 2016-C1-XA	1.36%	(c)(f)	05/10/2049	1,954,078
69,963,981	Series 2017-CD4-XA	1.22%	(c)(f)	05/10/2050	1,976,538
5,723,000	Series 2017-CD6-B	3.91%	(c)	11/13/2050	4,927,223
5,175,000	Series 2017-CD6-C	4.23%	(c)	11/13/2050	4,240,826
42,096,113	Series 2017-CD6-XA	0.87%	(c)(f)	11/13/2050	896,976
59,260,241	Series 2020-C9-XA	1.70%	(c)(f)	09/15/2053	3,204,930

8	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNC Ltd.
32,597,259	Series 2019-FL1-AS (CME Term SOFR 1 Month + 1.66%, 1.55% Floor)	6.99%	(a)	08/20/2035	32,248,599
29,797,989	Series 2019-FL1-B (CME Term SOFR 1 Month + 2.01%, 1.90% Floor)	7.34%	(a)	08/20/2035	29,132,838

	Commercial Mortgage Pass Through Certificates
18,283,950	Series 2013-CR12-XA	0.56%	(c)(f)	10/10/2046	1,190
297,659	Series 2013-CR13-C	4.92%	(c)	11/10/2046	283,305
4,345,000	Series 2014-CR16-C	4.90%	(c)	04/10/2047	4,058,969
8,187,000	Series 2014-CR18-B	4.46%	(c)	07/15/2047	8,048,952
7,635,000	Series 2014-CR19-C	4.62%	(c)	08/10/2047	7,138,382
25,400,000	Series 2014-CR20-C	4.45%	(c)	11/10/2047	24,731,571
10,585,000	Series 2014-LC17-AM	4.19%	(c)	10/10/2047	10,416,437
53,783,295	Series 2014-UBS3-XA	0.99%	(c)(f)	06/10/2047	4,701
833,000	Series 2015-3BP-F	3.24%	(a)(c)	02/10/2035	724,430
144,950,249	Series 2015-CR22-XA	0.81%	(c)(f)	03/10/2048	603,095
5,360,000	Series 2015-CR23-C	4.28%	(c)	05/10/2048	5,023,030
72,922,774	Series 2015-CR26-XA	0.89%	(c)(f)	10/10/2048	639,387
17,822,000	Series 2015-DC1-C	4.27%	(c)	02/10/2048	16,214,680
238,692,755	Series 2015-DC1-XA	0.93%	(c)(f)	02/10/2048	959,258
4,400,000	Series 2015-PC1-A5	3.90%		07/10/2050	4,311,716
1,403,000	Series 2016-DC2-C	4.66%	(c)	02/10/2049	1,293,192
5,524,000	Series 2017-PANW-E	3.81%	(a)(c)	10/10/2029	4,824,380
15,800,000	Series 2018-COR3-XD	1.75%	(a)(c)(f)	05/10/2051	937,265
18,570,000	Series 2018-HCLV-A (CME Term SOFR 1 Month + 1.30%, 1.00% Floor)	6.62%	(a)	09/15/2033	17,491,050

	Computershare Corporate Trust
2,233,970	Series 2014-LC16-A5	3.82%		08/15/2050	2,219,475
4,346,710	Series 2014-LC18-B	3.96%		12/15/2047	4,236,720
11,460,000	Series 2015-C26-C	4.07%	(c)	02/15/2048	10,929,371
297,636,576	Series 2015-C26-XA	1.15%	(c)(f)	02/15/2048	1,707,511
3,187,500	Series 2015-C27-C	3.89%		02/15/2048	2,785,197
167,525,473	Series 2015-C27-XA	0.81%	(c)(f)	02/15/2048	657,705
9,701,000	Series 2015-C31-C	4.59%	(c)	11/15/2048	9,010,718
116,496,220	Series 2015-C31-XA	0.95%	(c)(f)	11/15/2048	1,258,847
212,603,228	Series 2015-LC20-XA	1.27%	(c)(f)	04/15/2050	1,636,854
3,000,000	Series 2015-LC22-C	4.54%	(c)	09/15/2058	2,868,904
8,438,000	Series 2015-NXS2-C	4.27%	(c)	07/15/2058	7,401,819
81,184,276	Series 2015-P2-XA	0.92%	(c)(f)	12/15/2048	985,918
10,085,000	Series 2016-C32-C	4.73%	(c)	01/15/2059	9,489,620
4,250,000	Series 2016-C34-B	4.09%		06/15/2049	3,946,285
5,888,000	Series 2016-C34-C	5.06%	(c)	06/15/2049	5,105,200
5,890,000	Series 2016-LC24-C	4.43%	(c)	10/15/2049	5,202,650
97,690,836	Series 2016-NXS6-XA	1.59%	(c)(f)	11/15/2049	2,585,691
183,582,507	Series 2017-C39-XA	1.09%	(c)(f)	09/15/2050	5,223,124
1,904,000	Series 2017-C42-C	4.30%	(c)	12/15/2050	1,603,232
48,249,872	Series 2017-C42-XA	0.86%	(c)(f)	12/15/2050	1,257,228
1,758,000	Series 2017-RC1-C	4.59%		01/15/2060	1,607,844
139,829,841	Series 2018-C43-XA	0.58%	(c)(f)	03/15/2051	2,793,870
4,335,668	Series 2019-C49-XD	2.13%	(a)(c)(f)	03/15/2052	382,383
59,795,250	Series 2019-C50-XA	1.41%	(c)(f)	05/15/2052	3,060,799
3,193,000	Series 2019-C51-B	3.84%	(c)	06/15/2052	2,831,464
43,074,008	Series 2019-C51-XA	1.28%	(c)(f)	06/15/2052	2,279,007
24,972,000	Series 2019-C52-AS	3.14%		08/15/2052	22,130,381
74,508,243	Series 2019-C52-XA	1.59%	(c)(f)	08/15/2052	4,459,505
5,000,000	Series 2019-C53-C	3.58%	(c)	10/15/2052	4,199,177
140,497,331	Series 2019-C54-XA	0.82%	(c)(f)	12/15/2052	5,125,062
28,088,000	Series 2020-C55-AS	2.94%		02/15/2053	24,695,899
52,886,315	Series 2020-C55-XB	0.81%	(c)(f)	02/15/2053	2,112,549
158,989,258	Series 2020-C56-XA	1.39%	(c)(f)	06/15/2053	8,908,041
172,800,546	Series 2021-C61-XA	1.36%	(c)(f)	11/15/2054	11,442,023
1,780,000	Series 2021-SAVE-C (CME Term SOFR 1 Month + 1.91%, 1.80% Floor)	7.24%	(a)	02/15/2040	1,753,609
580,000	Series 2021-SAVE-D (CME Term SOFR 1 Month + 2.61%, 2.50% Floor)	7.94%	(a)	02/15/2040	570,329
1,460,000	Series 2021-SAVE-E (CME Term SOFR 1 Month + 3.76%, 3.65% Floor)	9.09%	(a)	02/15/2040	1,430,378

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	9

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates
147,561,481	Series 2014-USA-X1	0.54%	(a)(c)(f)	09/15/2037	672,423
3,799,000	Series 2017-CALI-E	3.78%	(a)(c)	11/10/2032	937,961
6,050,000	Series 2017-CALI-F	3.78%	(a)(c)	11/10/2032	1,016,963
4,847,000	Series 2017-TIME-A	3.65%	(a)	11/13/2039	3,183,555
16,496,958	Series 2019-ICE4-E (CME Term SOFR 1 Month + 2.20%, 2.15% Floor)	7.52%	(a)	05/15/2036	16,485,710
31,304,939	Series 2020-NET-A	2.26%	(a)	08/15/2037	29,118,846
3,894,000	Series 2020-NET-B	2.82%	(a)	08/15/2037	3,619,590
138,591,707	Series 2020-NET-X	1.25%	(a)(c)(f)	08/15/2037	1,755,319
5,903,500	Series 2021-B33-A1	3.05%	(a)	10/10/2043	5,377,461
18,815,500	Series 2021-B33-A2	3.17%	(a)	10/10/2043	15,868,878
2,887,333	Series 2021-B33-B	3.64%	(a)(c)	10/10/2043	2,468,378
109,000,000	Series 2021-B33-X	0.50%	(a)(c)(f)	10/10/2043	3,028,761

	Cross Harbor Capital Partners
5,275,000	Series 2021-FL1-B (CME Term SOFR 1 Month + 1.76%, 1.65% Floor)	7.09%	(a)	02/15/2038	5,204,695

	CSAIL Commercial Mortgage Trust
4,606,000	Series 2015-C1-C	4.25%	(c)	04/15/2050	4,003,542
13,360,000	Series 2015-C2-AS	3.85%	(c)	06/15/2057	12,933,803
9,205,000	Series 2015-C3-B	4.10%	(c)	08/15/2048	8,514,973
2,299,000	Series 2015-C4-C	4.56%	(c)	11/15/2048	2,182,920
267,254,147	Series 2015-C4-XA	0.80%	(c)(f)	11/15/2048	2,331,338
9,425,000	Series 2016-C5-C	4.64%	(c)	11/15/2048	8,797,212
35,028,774	Series 2016-C6-XA	1.86%	(c)(f)	01/15/2049	943,640
11,020,000	Series 2016-C7-B	4.32%	(c)	11/15/2049	10,166,923
128,895,382	Series 2017-C8-XA	1.07%	(c)(f)	06/15/2050	3,408,355
4,399,000	Series 2017-CX10-B	3.89%	(c)	11/15/2050	3,855,279
3,356,000	Series 2017-CX10-C	4.17%	(c)	11/15/2050	2,671,323
77,073,471	Series 2017-CX10-XA	0.75%	(c)(f)	11/15/2050	1,482,053
1,886,000	Series 2018-C14-C	4.88%	(c)	11/15/2051	1,582,519
15,894,000	Series 2019-C16-B	3.88%		06/15/2052	13,959,873
25,314,080	Series 2019-C17-XA	1.32%	(c)(f)	09/15/2052	1,304,604
7,924,000	Series 2019-C18-B	3.59%		12/15/2052	6,878,214
224,065,663	Series 2019-C18-XA	1.00%	(c)(f)	12/15/2052	9,123,013
195,383,443	Series 2020-C19-XA	1.10%	(c)(f)	03/15/2053	9,574,981
81,465,000	Series 2020-C19-XB	0.08%	(c)(f)	03/15/2053	411,105

	CSWF
878,416	Series 2018-TOP-G (CME Term SOFR 1 Month + 3.50%, 3.45% Floor)	8.82%	(a)	08/15/2035	836,325

	DBGS Mortgage Trust
7,447,000	Series 2018-5BP-D (CME Term SOFR 1 Month + 1.60%, 1.35% Floor)	6.92%	(a)	06/15/2033	5,834,685

	DOLP Trust
5,750,000	Series 2021-NYC-E	3.70%	(a)(c)	05/10/2041	3,898,445
11,475,000	Series 2021-NYC-F	3.70%	(a)(c)	05/10/2041	7,250,293

	Fontainebleau Miami Beach Trust
6,520,000	Series 2019-FBLU-G	3.96%	(a)(c)	12/10/2036	6,275,015

	FS Rialto
778,656	Series 2019-FL1-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	12/16/2036	775,121

	Granite Point Mortgage Trust, Inc.
18,404,952	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.46%, 1.35% Floor)	6.79%	(a)	12/15/2036	18,035,970

	Great Wolf Trust
29,846,885	Series 2019-WOLF-E (CME Term SOFR 1 Month + 3.05%, 2.93% Floor)	8.37%	(a)	12/15/2036	29,789,018
21,137,929	Series 2019-WOLF-F (CME Term SOFR 1 Month + 3.45%, 3.33% Floor)	8.77%	(a)	12/15/2036	20,975,546
1,960,000	Series 2024-WOLF-C (CME Term SOFR 1 Month + 2.39%, 2.39% Floor)	7.69%	(a)	03/15/2039	1,967,246
6,240,000	Series 2024-WOLF-E (CME Term SOFR 1 Month + 3.64%, 3.64% Floor)	8.94%	(a)	03/15/2039	6,271,823

10	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greystone Commercial Real Estate Notes
25,725,000	Series 2019-FL2-B (CME Term SOFR 1 Month + 1.71%, 1.60% Floor)	7.04%	(a)	09/15/2037	25,448,816
14,873,000	Series 2019-FL2-C (CME Term SOFR 1 Month + 2.11%, 2.00% Floor)	7.44%	(a)	09/15/2037	14,680,529
6,250,000	Series 2021-FL3-B (CME Term SOFR 1 Month + 1.76%, 1.65% Floor)	7.09%	(a)	07/15/2039	6,073,300

	GS Mortgage Securities Corp. II
4,000,000	Series 2015-GC28-C	4.31%	(c)	02/10/2048	3,746,623
191,142,229	Series 2015-GC28-XA	0.96%	(c)(f)	02/10/2048	728,367
189,365,508	Series 2015-GC32-XA	0.68%	(c)(f)	07/10/2048	1,253,770
141,774,595	Series 2015-GC34-XA	1.19%	(c)(f)	10/10/2048	1,916,140
62,974,352	Series 2015-GS1-XA	0.75%	(c)(f)	11/10/2048	600,788
39,521,394	Series 2016-GS2-XA	1.73%	(c)(f)	05/10/2049	1,017,913
253,664,900	Series 2016-GS3-XA	1.19%	(c)(f)	10/10/2049	5,566,727
47,426,269	Series 2016-GS4-XA	0.56%	(c)(f)	11/10/2049	547,271
179,481,393	Series 2017-GS7-XA	1.08%	(c)(f)	08/10/2050	4,830,616
98,700,000	Series 2017-GS7-XB	0.33%	(c)(f)	08/10/2050	1,005,161
3,443,000	Series 2018-GS10-WLSA	4.74%	(a)(c)	03/10/2033	3,222,030
6,834,000	Series 2018-GS10-WLSB	4.74%	(a)(c)	03/10/2033	6,257,307
9,287,000	Series 2018-GS10-WLSC	4.74%	(a)(c)	03/10/2033	8,324,105
8,990,000	Series 2018-GS10-WLSD	4.74%	(a)(c)	03/10/2033	7,863,111
11,236,750	Series 2018-GS10-WLSE	4.74%	(a)(c)	03/10/2033	9,615,514
191,943,310	Series 2018-GS9-XA	0.41%	(c)(f)	03/10/2051	2,708,263
12,875,000	Series 2018-LUAU-A (CME Term SOFR 1 Month + 1.30%, 1.25% Floor)	6.62%	(a)	11/15/2032	12,818,565
15,571,000	Series 2018-TWR-A (CME Term SOFR 1 Month + 1.20%, 0.90% Floor)	6.52%	(a)	07/15/2031	12,945,340
3,897,000	Series 2018-TWR-D (CME Term SOFR 1 Month + 1.90%, 1.60% Floor)	7.22%	(a)	07/15/2031	1,617,255
11,950,000	Series 2018-TWR-E (CME Term SOFR 1 Month + 2.40%, 2.10% Floor)	7.72%	(a)	07/15/2031	3,764,250
11,242,000	Series 2018-TWR-F (CME Term SOFR 1 Month + 3.10%, 2.80% Floor)	8.42%	(a)	07/15/2031	2,301,800
4,648,000	Series 2018-TWR-G (CME Term SOFR 1 Month + 4.22%, 3.93% Floor)	9.55%	(a)	07/15/2031	195,216
52,123,766	Series 2019-GC38-XA	1.01%	(c)(f)	02/10/2052	2,132,216
15,248,885	Series 2019-GC39-XA	1.14%	(c)(f)	05/10/2052	632,394
179,362,709	Series 2020-GC45-XA	0.66%	(c)(f)	02/13/2053	4,993,978
55,388,305	Series 2020-GSA2-XA	1.71%	(a)(c)(f)	12/12/2053	4,497,647
7,561,000	Series 2020-UPTN-D	3.25%	(a)(c)	02/10/2037	7,046,212
6,760,500	Series 2020-UPTN-F	3.25%	(a)(c)	02/10/2037	6,192,590
56,900,000	Series 2021-1HTL-A (CME Term SOFR 1 Month + 3.59%, 3.48% Floor)	8.91%	(a)	10/09/2024	56,477,403
3,280,000	Series 2021-ARDN-E (CME Term SOFR 1 Month + 3.46%, 3.35% Floor)	8.79%	(a)	11/15/2036	3,155,421
16,787,000	Series 2021-ARDN-G (CME Term SOFR 1 Month + 5.11%, 5.00% Floor)	10.44%	(a)	11/15/2036	15,764,678

	Hilton USA Trust
5,692,000	Series 2016-SFP-A	2.83%	(a)	11/05/2035	4,937,289

	IMT Trust
6,392,000	Series 2017-APTS-AFX	3.48%	(a)	06/15/2034	6,336,827

	JP Morgan Chase Commercial Mortgage Securities
606,900	Series 2007-CB20-X1	0.00%	(a)(c)(f)	02/12/2051	1
4,990,324	Series 2013-LC11-AS	3.22%		04/15/2046	4,621,001
9,535,000	Series 2014-C20-B	4.40%	(c)	07/15/2047	9,037,986
47,991,001	Series 2015-JP1-XA	0.88%	(c)(f)	01/15/2049	555,966
1,725,000	Series 2017-JP5-C	3.75%	(c)	03/15/2050	1,402,087
9,343,000	Series 2018-MINN-E (CME Term SOFR 1 Month + 2.80%, 3.50% Floor)	8.12%	(a)	11/15/2035	7,639,211

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	11

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,831,000	Series 2018-WPT-EFX	5.36%	(a)(c)	07/05/2033	4,334,795
6,097,000	Series 2018-WPT-FFX	5.36%	(a)(c)	07/05/2033	4,097,717
18,869,000	Series 2019-COR4-XD	2.01%	(a)(c)(f)	03/10/2052	1,564,008
87,709,676	Series 2019-COR5-XA	1.47%	(c)(f)	06/13/2052	4,608,073
7,366,000	Series 2020-ACE-C	3.69%	(a)(c)	01/10/2037	6,981,613
40,424,000	Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	19,216,765

	JPMBB Commercial Mortgage Securities Trust
12,061,475	Series 2014-C18-XA	0.39%	(c)(f)	02/15/2047	514
4,787,000	Series 2014-C21-C	4.62%	(c)	08/15/2047	4,444,579
148,290,646	Series 2014-C25-XA	0.79%	(c)(f)	11/15/2047	256,484
153,179,196	Series 2014-C26-XA	0.91%	(c)(f)	01/15/2048	325,215
13,992,000	Series 2015-C27-C	4.30%	(c)	02/15/2048	11,325,596
10,425,000	Series 2015-C27-D	3.80%	(a)(c)	02/15/2048	5,592,750
10,663,088	Series 2015-C28-C	4.13%	(c)	10/15/2048	9,929,062
28,201,641	Series 2015-C28-XA	0.91%	(c)(f)	10/15/2048	149,988
27,445,443	Series 2015-C29-XA	0.54%	(c)(f)	05/15/2048	116,226
118,393,554	Series 2015-C30-XA	0.42%	(c)(f)	07/15/2048	490,019
17,628,000	Series 2015-C32-C	4.64%	(c)	11/15/2048	10,456,300
53,007,002	Series 2015-C32-XA	1.09%	(c)(f)	11/15/2048	458,420
7,394,000	Series 2016-C1-C	4.70%	(c)	03/17/2049	6,859,182
16,940,209	Series 2016-C1-XA	1.16%	(c)(f)	03/17/2049	273,229

	JPMDB Commercial Mortgage Securities Trust
103,446,056	Series 2016-C2-XA	1.48%	(c)(f)	06/15/2049	2,319,012
135,776,561	Series 2017-C5-XA	0.87%	(c)(f)	03/15/2050	2,482,932
178,448,925	Series 2017-C7-XA	0.83%	(c)(f)	10/15/2050	3,875,001
1,844,000	Series 2018-C8-C	4.76%	(c)	06/15/2051	1,593,952
13,604,000	Series 2019-COR6-AS	3.41%	(c)	11/13/2052	11,511,784
1,435,000	Series 2020-COR7-B	3.29%	(c)	05/13/2053	986,955
276,738,574	Series 2020-COR7-XA	1.64%	(c)(f)	05/13/2053	16,308,647

	Ladder Capital Commercial Mortgage Securities LLC
13,564,032	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.56%, 1.56% Floor)	6.89%	(a)	11/15/2038	13,412,494

	LFT CRE Ltd.
10,800,000	Series 2021-FL1-B (CME Term SOFR 1 Month + 1.86%, 1.86% Floor)	7.19%	(a)	06/15/2039	10,597,198

	LSTAR Commercial Mortgage Trust
1,360,000	Series 2015-3-D	3.13%	(a)(c)	04/20/2048	1,299,510
15,322,042	Series 2017-5-X	0.83%	(a)(c)(f)	03/10/2050	229,038

	M360 LLC
21,336,722	Series 2021-CRE3-A (CME Term SOFR 1 Month + 1.61%, 1.50% Floor)	6.94%	(a)	11/22/2038	21,145,737
7,162,000	Series 2021-CRE3-B (CME Term SOFR 1 Month + 2.36%, 2.25% Floor)	7.69%	(a)	11/22/2038	6,941,539

	Manhattan West
5,731,000	Series 2020-1MW-C	2.33%	(a)(c)	09/10/2039	5,008,936

	Med Trust
6,070,865	Series 2021-MDLN-A (CME Term SOFR 1 Month + 1.06%, 0.95% Floor)	6.39%	(a)	11/15/2038	6,059,967
16,653,078	Series 2021-MDLN-G (CME Term SOFR 1 Month + 5.36%, 5.25% Floor)	10.69%	(a)	11/15/2038	16,671,187

	MF1 Multifamily Housing Mortgage Loan Trust
2,049,282	Series 2021-FL5-A (CME Term SOFR 1 Month + 0.96%, 0.96% Floor)	6.29%	(a)	07/15/2036	2,046,341
10,000,000	Series 2021-FL5-AS (CME Term SOFR 1 Month + 1.31%, 1.31% Floor)	6.64%	(a)	07/15/2036	9,874,160

	MFT Trust
9,417,000	Series 2020-ABC-A	3.36%	(a)	02/10/2042	6,493,157
4,317,000	Series 2020-ABC-B	3.48%	(a)(c)	02/10/2042	2,806,938

	MHC Commercial Mortgage Trust
3,540,060	Series 2021-MHC-A (CME Term SOFR 1 Month + 0.92%, 0.80% Floor)	6.24%	(a)	04/15/2038	3,526,117

	Morgan Stanley ABS Capital I, Inc.
4,353,603	Series 2021-ILP-A (CME Term SOFR 1 Month + 0.89%, 0.78% Floor)	6.22%	(a)	11/15/2036	4,324,088
17,326,703	Series 2021-ILP-D (CME Term SOFR 1 Month + 1.69%, 1.58% Floor)	7.02%	(a)	11/15/2036	17,153,724

12	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust
10,468,141	Series 2012-CKSV-CK	4.17%	(a)(c)	10/15/2030	6,397,421
13,450,000	Series 2014-C18-C	4.46%	(c)	10/15/2047	12,988,778
6,693,500	Series 2014-C19-C	4.00%		12/15/2047	6,359,232
5,457,500	Series 2015-C20-C	4.45%	(c)	02/15/2048	5,169,003
151,118,139	Series 2015-C20-XA	1.23%	(c)(f)	02/15/2048	499,521
14,422,000	Series 2015-C27-C	4.49%	(c)	12/15/2047	13,466,544
128,216,472	Series 2016-C28-XA	1.14%	(c)(f)	01/15/2049	1,852,331
7,564,000	Series 2016-C31-C	4.26%	(c)	11/15/2049	6,312,924
38,946,471	Series 2017-C33-XA	1.25%	(c)(f)	05/15/2050	1,062,608

	Morgan Stanley Capital I, Inc.
15,643,738	Series 2006-HQ10-X1	0.21%	(a)(c)(f)	11/12/2041	204,766
7,137,000	Series 2015-UBS8-B	4.32%	(c)	12/15/2048	6,404,549
22,840,480	Series 2015-UBS8-XA	0.83%	(c)(f)	12/15/2048	226,911
132,113,306	Series 2017-H1-XA	1.30%	(c)(f)	06/15/2050	3,362,218
4,661,000	Series 2017-HR2-C	4.32%	(c)	12/15/2050	4,176,014
8,000,000	Series 2018-MP-E	4.28%	(a)(c)	07/11/2040	5,042,484
4,693,400	Series 2019-H6-XD	1.57%	(a)(c)(f)	06/15/2052	316,690
5,305,000	Series 2019-H7-AS	3.52%		07/15/2052	4,803,539
76,829,349	Series 2019-L2-XA	1.00%	(c)(f)	03/15/2052	2,969,124
3,845,000	Series 2019-L3-AS	3.49%		11/15/2052	3,404,546
147,339,960	Series 2019-L3-XA	0.61%	(c)(f)	11/15/2052	4,055,753
3,355,000	Series 2019-NUGS-D (CME Term SOFR 1 Month + 1.91%, 3.30% Floor)	7.24%	(a)	12/15/2036	986,553
1,315,000	Series 2019-PLND-B (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	05/15/2036	1,170,771
6,002,000	Series 2019-PLND-E (CME Term SOFR 1 Month + 2.26%, 2.15% Floor)	7.59%	(a)	05/15/2036	4,197,389
2,200,000	Series 2020-HR8-B	2.70%		07/15/2053	1,762,581
24,004,000	Series 2020-L4-B	3.08%		02/15/2053	19,292,132
285,450,876	Series 2020-L4-XA	1.07%	(c)(f)	02/15/2053	14,407,419
13,625,665	Series 2020-L4-XD	1.17%	(a)(c)(f)	02/15/2053	785,417
10,779,000	Series 2021-L6-C	3.46%	(c)	06/15/2054	8,319,063

	MRCD Mortgage Trust
7,794,000	Series 2019-PARK-F	2.72%	(a)	12/15/2036	4,519,324
32,926,000	Series 2019-PARK-G	2.72%	(a)	12/15/2036	17,691,973

	Natixis Commercial Mortgage Securities Trust
2,258,309	Series 2018-FL1-A (Prime Rate + 0.00%)	8.50%	(a)	06/15/2035	2,091,151
13,188,800	Series 2020-2PAC-D	3.75%	(a)	12/15/2038	11,310,127

	NYT Mortgage Trust
25,000,000	Series 2019-NYT-D (CME Term SOFR 1 Month + 2.30%, 2.00% Floor)	7.62%	(a)	12/15/2035	21,037,983

	OPG Trust
7,067,421	Series 2021-PORT-D (CME Term SOFR 1 Month + 1.25%, 1.13% Floor)	6.57%	(a)	10/15/2036	6,938,813

	SLG Office Trust
37,079,000	Series 2021-OVA-F	2.85%	(a)	07/15/2041	27,182,975

	SMR Mortgage Trust
4,185,894	Series 2022-IND-G (CME Term SOFR 1 Month + 7.50%, 7.50% Floor)	12.83%	(a)	02/15/2039	3,528,659

	Soho Trust
2,985,000	Series 2021-SOHO-B	2.70%	(a)(c)	08/10/2038	1,913,087

	SREIT Trust
47,000,000	Series 2021-IND-G (CME Term SOFR 1 Month + 3.38%, 3.27% Floor)	8.71%	(a)	10/15/2038	44,040,269
5,071,373	Series 2021-MFP-E (CME Term SOFR 1 Month + 2.14%, 2.03% Floor)	7.47%	(a)	11/15/2038	5,034,372

	TPG Real Estate Finance Issuer Ltd.
13,076,662	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	03/15/2038	12,964,700

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	13

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust
8,000,000	Series 2017-C1-C	4.44%		06/15/2050	6,987,051
79,998,003	Series 2017-C1-XA	1.52%	(c)(f)	06/15/2050	2,856,561
1,124,000	Series 2017-C2-C	4.30%	(c)	08/15/2050	986,516
6,857,000	Series 2017-C3-B	4.09%	(c)	08/15/2050	6,326,272
10,297,005	Series 2017-C3-XA	1.11%	(c)(f)	08/15/2050	256,990
3,561,000	Series 2017-C4-B	4.24%	(c)	10/15/2050	3,271,287
2,886,000	Series 2017-C6-C	4.62%	(c)	12/15/2050	2,491,764
1,020,000	Series 2018-C11-B	4.71%	(c)	06/15/2051	890,451
1,500,000	Series 2018-C9-C	4.95%	(c)	03/15/2051	1,077,391
37,791,569	Series 2018-C9-XA	0.91%	(c)(f)	03/15/2051	1,145,239
8,350,000	Series 2019-C17-AS	3.20%		10/15/2052	7,244,614
12,767,000	Series 2019-C17-XD	1.76%	(a)(c)(f)	10/15/2052	1,036,592
14,858,000	Series 2019-C18-AS	3.38%	(c)	12/15/2052	12,621,933
9,705,000	Series 2019-C18-B	3.68%	(c)	12/15/2052	7,966,382

	UBS-Barclays Commercial Mortgage Trust
6,117,000	Series 2019-C3-XD	1.77%	(a)(c)(f)	05/15/2052	470,851
173,178,040	Series 2019-C4-XA	1.55%	(c)(f)	08/15/2052	10,469,755
13,091,000	Series 2019-C4-XD	1.15%	(a)(c)(f)	08/15/2052	679,047
70,679,910	Series 2019-C5-XA	0.87%	(c)(f)	11/15/2052	2,199,686

	WF-RBS Commercial Mortgage Trust
10,000,000	Series 2014-C21-B	4.21%	(c)	08/15/2047	9,492,011
3,147,000	Series 2014-C21-C	4.23%	(c)	08/15/2047	2,887,811
156,103,301	Series 2014-C25-XA	0.78%	(c)(f)	11/15/2047	287,433

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,087,645,564)				2,267,472,860

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 26.1%

	Accredited Mortgage Loan Trust
12,875,000	Series 2006-1-M2 (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	0.71%		04/25/2036	9,437,996

	ACE Securities Corp.
1,534,119	Series 2007-ASP1-A2C (CME Term SOFR 1 Month + 0.63%, 0.52% Floor)	5.96%		03/25/2037	638,533
10,113,222	Series 2007-HE1-A2B (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		01/25/2037	6,046,440
2,356,619	Series 2007-HE1-A2C (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		01/25/2037	1,408,944
2,209,330	Series 2007-HE1-A2D (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		01/25/2037	1,320,855
71,036,986	Series 2007-WM1-A1A (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		11/25/2036	21,720,809
3,896,542	Series 2007-WM1-A2A (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		11/25/2036	1,621,416
4,212,464	Series 2007-WM1-A2D (CME Term SOFR 1 Month + 0.55%, 0.44% Floor)	5.88%		11/25/2036	1,757,045
2,720,955	Series 2007-WM2-A2C (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		02/25/2037	1,150,655
2,385,354	Series 2007-WM2-A2D (CME Term SOFR 1 Month + 0.48%, 0.37% Floor)	5.81%		02/25/2037	1,008,716

	Adjustable Rate Mortgage Trust
2,555,977	Series 2004-4-CB1 (CME Term SOFR 1 Month + 1.26%, 1.15% Floor, 10.00% Cap)	6.59%		03/25/2035	2,113,870
322,815	Series 2005-10-3A31	4.10%	(c)	01/25/2036	303,548
17,960,372	Series 2005-11-4A1	4.76%	(c)	02/25/2036	9,572,231
1,340,853	Series 2005-4-2A1	6.06%	(c)	08/25/2035	1,269,932
128,954	Series 2005-7-3A1	4.70%	(c)	10/25/2035	123,771
3,927,389	Series 2005-8-3A21	4.52%	(c)	11/25/2035	2,768,831
10,790,844	Series 2006-1-2A1	5.61%	(c)	03/25/2036	5,636,893
6,599,231	Series 2006-2-3A1	5.86%	(c)	05/25/2036	5,931,509
9,923,581	Series 2006-2-5A1	5.28%	(c)	05/25/2036	2,301,363
5,007,416	Series 2007-1-3A1	5.27%	(c)	03/25/2037	4,406,785
857,259	Series 2007-3-1A1	4.99%	(a)(c)	11/25/2037	825,356

14	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Aegis Asset Backed Securities Trust
191,819	Series 2003-2-M2 (CME Term SOFR 1 Month + 2.66%, 2.55% Floor)	7.99%		11/25/2033	169,063
800,034	Series 2004-1-M2 (CME Term SOFR 1 Month + 2.14%, 2.03% Floor)	7.47%		04/25/2034	761,981
617,792	Series 2004-2-M2 (CME Term SOFR 1 Month + 2.06%, 1.95% Floor)	7.39%		06/25/2034	585,123
4,113,774	Series 2004-6-M2 (CME Term SOFR 1 Month + 1.11%, 1.00% Floor, 15.00% Cap)	6.44%		03/25/2035	3,848,316
9,202,964	Series 2006-1-A2 (CME Term SOFR 1 Month + 0.28%, 0.17% Floor, 12.00% Cap)	5.61%		01/25/2037	6,785,314

	Ajax E Master Trust
32,123,193	Series 2016-1-PC	4.18%	(a)(c)	01/01/2057	24,928,870
32,496,259	Series 2016-2-PC	3.46%	(a)(b)(c)	10/25/2056	24,107,395
42,350,841	Series 2017-1-PC	3.87%	(a)(b)(c)	06/25/2057	32,890,489

	AlphaFlow Transitional Mortgage Trust
7,354,132	Series 2021-WL1-A1	3.28%	(a)(d)	01/25/2026	7,188,433

	American Home Mortgage Assets LLC
2,768,145	Series 2006-2-2A1 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		09/25/2046	2,450,378

	American Home Mortgage Investment Trust
2,717,611	Series 2005-4-3A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 11.00% Cap)	6.04%		11/25/2045	1,882,682
12,128,332	Series 2005-4-5A (CME Term SOFR 6 Month + 2.18%, 1.75% Floor, 11.00% Cap)	7.47%		11/25/2045	4,927,574
2,146,383	Series 2006-2-3A4	7.10%	(d)	06/25/2036	321,903
7,248,123	Series 2007-A-13A1	6.60%	(a)(d)	01/25/2037	1,106,870

	Ameriquest Mortgage Securities, Inc.
4,794,197	Series 2004-FR1-M1	3.84%	(d)	05/25/2034	4,688,939

	Amortizing Residential Collateral Trust
4,762,600	Series 2002-BC7-M1 (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%		10/25/2032	3,606,270

	AMSR Trust
41,588,000	Series 2019-SFR1-E	3.47%	(a)	01/19/2039	38,725,556
30,156,000	Series 2020-SFR4-G1	4.00%	(a)	11/17/2037	28,681,411
10,000,000	Series 2020-SFR5-F	2.69%	(a)	11/17/2037	9,410,832
6,500,000	Series 2021-SFR3-E1	2.33%	(a)	10/17/2038	5,842,855
11,000,000	Series 2021-SFR3-E2	2.43%	(a)	10/17/2038	9,871,557
18,500,000	Series 2021-SFR3-F	3.23%	(a)	10/17/2038	16,616,158
6,500,000	Series 2021-SFR4-D	2.77%	(a)	12/17/2038	5,883,364
10,500,000	Series 2021-SFR4-E1	2.97%	(a)	12/17/2038	9,391,639

	Angel Oak Mortgage Trust LLC
3,788,870	Series 2019-2-M1	4.07%	(a)(c)	03/25/2049	3,753,538
9,121,000	Series 2021-7-M1	3.26%	(a)(c)	10/25/2066	6,227,188

	Argent Securities, Inc. Asset-Backed Pass-Through Certificates
9,652,851	Series 2004-W11-M6 (CME Term SOFR 1 Month + 1.99%, 1.88% Floor)	7.32%		11/25/2034	7,885,023

	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-W7
103,496,385	Series 2006-M3-A1 (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%		10/25/2036	57,098,500
11,800,432	Series 2006-W5-A1A (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		06/25/2036	7,588,660

	Asset Backed Funding Certificates
84,432,605	Series 2007-WMC1-A1A (CME Term SOFR 1 Month + 1.36%, 1.25% Floor)	6.69%		06/25/2037	57,763,520

	Asset Backed Securities Corp. Home Equity
1,315,233	Series 2004-HE3-M2 (CME Term SOFR 1 Month + 1.79%, 1.68% Floor)	7.12%		06/25/2034	1,287,424
18,087,004	Series 2006-HE7-A1 (CME Term SOFR 1 Month + 0.38%, 0.27% Floor)	4.03%		11/25/2036	16,148,502

	Banc of America Alternative Loan Trust
442,625	Series 2005-10-4A1	5.75%		11/25/2035	308,748
2,109,807	Series 2005-11-2CB1	6.00%		12/25/2035	1,876,633

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	15

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,329,297	Series 2006-2-1CB1	6.00%		03/25/2036	1,179,444
1,702,712	Series 2006-2-3CB1	6.50%		03/25/2036	1,482,702
450,438	Series 2006-5-CB14 (CME Term SOFR 1 Month + 1.21%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	388,883
1,044,197	Series 2006-6-CB3	6.00%		07/25/2046	873,450
7,925,101	Series 2006-7-A4	6.50%	(d)	10/25/2036	2,379,146
1,425,781	Series 2006-8-1A1 (-1 x CME Term SOFR 1 Month + 6.39%, 6.50% Cap)	1.06%	(f)(g)	11/25/2036	106,387
508,140	Series 2006-8-1A2 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		11/25/2036	395,628
2,423,699	Series 2006-9-1CB1	6.00%		01/25/2037	2,079,997
396,428	Series 2007-2-2A1	6.00%		06/25/2037	325,437

	Banc of America Funding Corp.
2,304,270	Series 2006-2-3A1	6.00%		03/25/2036	1,891,516
68,102	Series 2006-2-4A1 (-3 x CME Term SOFR 1 Month + 22.46%, 22.80% Cap)	6.47%	(g)	03/25/2036	63,312
82,358	Series 2006-2-6A2	5.50%		03/25/2036	78,718
271,057	Series 2006-3-1A1	6.00%		03/25/2036	217,309
186,594	Series 2006-3-6A1	6.37%	(c)	03/25/2036	184,676
1,257,708	Series 2006-6-1A7	6.25%		08/25/2036	1,056,905
470,999	Series 2006-7-T2A5	6.54%	(d)	10/25/2036	399,486
2,219,967	Series 2006-7-T2A8	6.41%	(d)	10/25/2036	1,883,108
548,637	Series 2006-8T2-A8	6.60%	(d)	10/25/2036	463,984
229,658	Series 2006-B-7A1	4.32%	(c)	03/20/2036	190,629
3,994,084	Series 2006-D-6A1	3.90%	(c)	05/20/2036	3,237,115
102,830	Series 2006-H-3A1	4.48%	(c)	09/20/2046	82,386
44,451,025	Series 2006-H-5A1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 10.50% Cap)	5.80%		10/20/2036	13,869,298
466,986	Series 2007-1-TA10	6.34%	(d)	01/25/2037	418,399
621,910	Series 2007-3-TA1B	5.83%	(c)	04/25/2037	518,960
1,122,388	Series 2007-5-1A1	5.50%		07/25/2037	876,883
685,269	Series 2009-R14A-3A (-2 x CME Term SOFR 1 Month + 16.30%, 5.50% Floor, 16.57% Cap)	5.50%	(a)(g)	06/26/2035	590,431
1,044,308	Series 2009-R15A-4A2	5.75%	(a)(c)	12/26/2036	886,843
566,249	Series 2010-R1-3A (-2 x CME Term SOFR 1 Month + 14.10%, 6.00% Floor, 14.28% Cap)	6.00%	(a)(g)	07/26/2036	526,662
4,588,977	Series 2014-R6-3A2	5.71%	(a)(b)(c)(h)	10/26/2036	4,079,700
11,702,849	Series 2014-R8-A2 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%	(a)	06/26/2036	9,516,319
19,191,276	Series 2015-R2-4A2 (CME Term SOFR 1 Month + 0.28%, 0.17% Floor)	3.97%	(a)(b)	09/29/2036	14,219,375

	Banc of America Mortgage Securities, Inc.
1,001,984	Series 2006-1-A9	6.00%		05/25/2036	833,520
153,531	Series 2007-1-2A5	5.75%		01/25/2037	125,283
3,248,725	Series 2007-3-2A8	7.00%		09/25/2037	2,669,375

	BankUnited Trust
5,305,831	Series 2005-1-2A1	4.97%	(c)	09/25/2045	4,705,205

	Barclays PLC
6,401,243	Series 2010-RR6-7A10	4.64%	(a)(c)	02/26/2037	2,605,073

	Bayview Commercial Asset Trust
698,229	Series 2007-3-A2 (CME Term SOFR 1 Month + 0.55%)	5.88%	(a)	07/25/2037	644,905

	Bayview Financial Acquisition Trust
2,394,778	Series 2006-C-2A4 (CME Term SOFR 1 Month + 0.53%)	5.86%		11/28/2036	2,079,051

	BCAP LLC Trust
21,249,557	Series 2007-AA2-11A (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%	(a)	05/25/2047	21,557,735
1,985,365	Series 2007-AA2-2A7	6.00%		04/25/2037	905,544
2,149,796	Series 2007-AA2-2A8	5.75%		04/25/2037	946,907
10,183,486	Series 2008-RR3-A1B	6.70%	(a)(c)	10/25/2036	2,919,853
1,449,557	Series 2009-RR13-18A2	5.75%	(a)(c)	07/26/2037	705,709
2,565,661	Series 2009-RR4-4A2	5.75%	(a)(c)	02/26/2036	1,170,015

	Bear Stearns Adjustable Rate Mortgage Trust
514,789	Series 2005-12-13A1	5.02%	(c)	02/25/2036	382,776
2,213,374	Series 2006-4-4A1	4.69%	(c)	10/25/2046	1,844,675

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,661,520	Series 2007-1-2A1	5.70%	(c)	02/25/2047	2,234,220
740,196	Series 2007-1-3A1	4.48%	(c)	02/25/2047	695,176
8,596,789	Series 2007-2-2A1 (CME Term SOFR 12 Month + 2.59%, 1.88% Floor, 11.15% Cap)	8.06%		12/25/2046	6,940,160

	Bear Stearns Alt-A Trust
195,236	Series 2004-11-2A3	5.48%	(c)	11/25/2034	192,715
3,410,057	Series 2006-1-11A1 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor, 11.50% Cap)	5.92%		02/25/2036	3,000,268
10,082,053	Series 2006-3-21A1	4.47%	(c)	05/25/2036	7,315,361
3,774,553	Series 2006-5-1A1 (CME Term SOFR 1 Month + 0.45%, 0.34% Floor, 11.50% Cap)	5.78%		08/25/2036	3,407,018
6,178,605	Series 2006-6-2A1	4.20%	(c)	11/25/2036	2,831,058
3,074,043	Series 2006-8-2A1	4.53%	(c)	08/25/2046	2,149,493
4,954,923	Series 2007-1-1A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 11.50% Cap)	5.76%		01/25/2047	3,977,239

	Bear Stearns Asset Backed Securities Trust
2,392,374	Series 2004-AC4-A2	5.50%	(d)	08/25/2034	2,311,690
5,510,072	Series 2005-AC2-1A	5.75%	(d)	04/25/2035	4,656,821
1,791,581	Series 2005-AC2-2A1	5.75%	(d)	04/25/2035	1,655,653
22,396,797	Series 2005-AC6-22A	5.14%	(c)	09/25/2035	17,589,215
4,745,411	Series 2005-AC7-A4	6.00%	(d)	10/25/2035	3,048,157
6,040,485	Series 2006-AC1-1A1	6.25%	(d)	02/25/2036	2,858,089
912,086	Series 2006-AC5-A1	6.75%	(d)	12/25/2036	893,315
873,946	Series 2007-HE2-2A3 (CME Term SOFR 1 Month + 0.27%, 0.16% Floor)	5.60%		02/25/2037	869,516
21,653,115	Series 2007-HE4-2A (CME Term SOFR 1 Month + 0.33%, 0.22% Floor)	5.66%		05/25/2037	19,381,015
11,789,999	Series 2007-HE6-2A (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%		08/25/2037	10,297,541
967,152	Series 2007-SD1-1A2A	6.00%		10/25/2036	395,941
1,320,163	Series 2007-SD1-1A3A	6.50%		10/25/2036	551,275
1,315,799	Series 2007-SD1-23A1	5.68%	(c)	10/25/2036	725,243

	Bear Stearns Mortgage Funding Trust
6,137,899	Series 2006-AR3-2A1 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 10.50% Cap)	5.84%		11/25/2036	5,336,801
2,814,737	Series 2006-AR4-A2 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 10.50% Cap)	5.80%		12/25/2037	2,623,025
6,144,262	Series 2007-AR3-22A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 10.50% Cap)	5.76%		04/25/2037	6,045,924

	BNC Mortgage Loan Trust
5,873,979	Series 2006-2-A4 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		11/25/2036	5,630,843
5,078,067	Series 2007-1-A4 (CME Term SOFR 1 Month + 0.27%, 0.16% Floor)	5.60%		03/25/2037	4,792,141
5,041,997	Series 2007-4-A4 (CME Term SOFR 1 Month + 1.61%, 1.50% Floor)	6.94%		11/25/2037	4,050,738

	BNP Paribas Mortgage Securities LLC
23,677,812	Series 2009-1-B1	6.00%	(a)	08/27/2037	11,378,040

	CAFL Issuer LLC
100,200,000	Series 2021-RTL1-A1	2.24%	(a)(d)	03/28/2029	96,476,046
12,750,000	Series 2021-RTL1-A2	3.10%	(a)(d)	03/28/2029	12,261,926

	Carrington Mortgage Loan Trust
3,958,590	Series 2006-FRE2-A2 (CME Term SOFR 1 Month + 0.23%, 0.12% Floor, 12.50% Cap)	5.56%		10/25/2036	3,115,107
19,087,827	Series 2006-FRE2-A3 (CME Term SOFR 1 Month + 0.27%, 0.16% Floor, 12.50% Cap)	5.60%		10/25/2036	15,020,608
5,875,088	Series 2006-FRE2-A4 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor, 12.50% Cap)	5.69%		10/25/2036	4,623,194
3,919,632	Series 2006-NC3-A3 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor, 12.50% Cap)	5.59%		08/25/2036	3,734,744
32,812,407	Series 2006-NC4-A3 (CME Term SOFR 1 Month + 0.27%, 0.16% Floor, 12.50% Cap)	5.60%		10/25/2036	31,842,606
22,777,902	Series 2006-NC5-A3 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor, 14.50% Cap)	5.59%		01/25/2037	19,732,262

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,509,783	Series 2007-RFC1-A3 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor, 14.50% Cap)	5.58%		12/25/2036	11,129,110

	Cascade MH Asset Trust
15,707,006	Series 2019-MH1-A	4.00%	(a)(c)	11/25/2044	15,125,674

	Centex Home Equity
2,750,000	Series 2004-A-AF5	5.43%	(d)	01/25/2034	2,643,808

	Chase Mortgage Finance Corp.
2,439,866	Series 2005-A1-2A4	4.90%	(c)	12/25/2035	2,253,846
7,040,062	Series 2006-S1-A5	6.50%		05/25/2036	3,198,858
6,655,830	Series 2006-S2-1A9	6.25%		10/25/2036	2,673,912
4,617,039	Series 2006-S3-1A2	6.00%		11/25/2036	1,880,646
13,246,483	Series 2006-S4-A8	6.00%		12/25/2036	5,690,749
2,592,309	Series 2007-A2-6A4	5.31%	(c)	07/25/2037	2,269,670
3,914,433	Series 2007-S1-A7	6.00%		02/25/2037	1,542,150
2,272,371	Series 2007-S3-1A5	6.00%		05/25/2037	1,013,027
1,061,910	Series 2007-S3-2A1	5.50%		05/25/2037	11
2,182,617	Series 2007-S5-1A18	6.00%		07/25/2037	984,643

	Chaseflex Trust
1,081,324	Series 2005-1-3A1	6.00%		02/25/2035	882,602
92,439	Series 2006-1-A5	6.16%	(c)	06/25/2036	85,262
2,134,962	Series 2006-2-A2B (CME Term SOFR 1 Month + 0.31%, 0.20% Floor, 11.50% Cap)	4.70%		09/25/2036	1,742,398
3,197,061	Series 2007-1-1A1	6.50%		02/25/2037	1,149,261
4,808,689	Series 2007-M1-2F4	4.23%	(d)	08/25/2037	3,737,377
5,001,464	Series 2007-M1-2F5	4.23%	(d)	08/25/2037	3,886,832

	Citicorp Mortgage Securities, Inc.
615,386	Series 2006-7-1A1	6.00%		12/25/2036	509,759

	Citigroup Financial Products, Inc.
805,194	Series 2005-5-2A2	5.75%		08/25/2035	591,530
1,459,579	Series 2007-AMC3-A2D (CME Term SOFR 1 Month + 0.46%, 0.35% Floor)	5.79%		03/25/2037	1,207,971

	Citigroup Mortgage Loan Trust, Inc.
396,113	Series 2005-9-21A1	5.50%		11/25/2035	354,879
942,396	Series 2006-4-2A1A	6.00%		12/25/2035	897,035
4,256,144	Series 2006-AR3-1A1A	4.81%	(c)	06/25/2036	3,750,305
2,190,230	Series 2006-FX1-A6	7.35%	(d)	10/25/2036	1,232,026
8,792,526	Series 2006-WF1-A2D	4.57%	(d)	03/25/2036	7,011,249
8,871,237	Series 2006-WF2-A2D	6.66%	(d)	05/25/2036	3,330,354
1,540,698	Series 2007-10-1A1A	5.16%	(c)	04/25/2037	1,395,502
515,928	Series 2007-12-2A1	6.50%	(a)(c)	10/25/2036	266,580
14,510,381	Series 2007-9-1A1	5.75%	(a)	04/25/2047	7,811,906
656,838	Series 2007-9-2A2	6.50%	(a)(c)	05/25/2037	588,190
38,458,341	Series 2007-AMC2-A1 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%	(a)	01/25/2037	34,282,065
73,189	Series 2007-AR5-1A3A	5.13%	(c)	04/25/2037	73,674
1,818,092	Series 2007-AR8-1A1A	3.84%	(c)	08/25/2047	1,545,155
3,463,414	Series 2007-OPX1-A2 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		01/25/2037	1,420,793
3,409,135	Series 2007-OPX1-A3A	5.97%	(d)	01/25/2037	1,387,120
7,514,959	Series 2007-OPX1-A5A	5.76%	(d)	01/25/2037	3,058,890
2,780,236	Series 2010-7-9A4	6.00%	(a)(c)	10/25/2037	2,362,677
13,778,044	Series 2010-8-7A4	6.00%	(a)(c)	06/25/2037	12,282,626
2,561,337	Series 2014-8-3A2	6.00%	(a)(c)	03/25/2037	2,195,612
104,146,978	Series 2019-A-PT1	3.92%	(a)	10/25/2058	85,918,340
161,032,680	Series 2019-D-PT1	3.51%	(a)(c)	04/25/2064	133,470,647
200,104,707	Series 2020-RP1-A1	1.50%	(a)(c)	08/25/2064	172,951,658
26,293,400	Series 2020-RP1-M1	2.00%	(a)(c)	08/25/2064	19,371,034
22,116,950	Series 2020-RP1-M2	2.50%	(a)(c)	08/25/2064	15,922,220
18,676,200	Series 2020-RP1-M3	2.75%	(a)(c)	08/25/2064	13,156,744
49,012,437	Series 2020-RP1-PT5	6.92%	(a)(c)	08/25/2064	40,342,725
15,108,854	Series 2021-JL1-A	2.75%	(a)(c)	02/27/2062	14,283,084
260,347,108	Series 2021-RP2-A1	1.75%	(a)(c)	03/25/2065	229,306,286
34,186,100	Series 2021-RP2-M1	3.25%	(a)(c)	03/25/2065	29,006,974

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
28,635,750	Series 2021-RP2-M2	3.40%	(a)(c)	03/25/2065	23,302,742
26,589,300	Series 2021-RP2-M3	3.40%	(a)(c)	03/25/2065	20,866,296
78,022,447	Series 2021-RP2-PT1	5.88%	(a)(c)	03/25/2065	63,338,935

	Citimortgage Alternative Loan Trust
1,417,988	Series 2006-A1-1A5	5.50%		04/25/2036	1,270,907
1,645,788	Series 2006-A2-A2	6.00%		05/25/2036	1,482,729
1,704,668	Series 2006-A3-1A13	6.00%		07/25/2036	1,504,848
1,332,333	Series 2006-A4-1A8	6.00%		09/25/2036	1,182,717
1,465,444	Series 2006-A5-3A3	6.00%		10/25/2036	1,154,248
3,944,283	Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%	(i)	11/25/2036	3,550,440
2,023,464	Series 2007-A1-1A5	6.00%		01/25/2037	1,773,674
986,573	Series 2007-A1-1A7	6.00%		01/25/2037	864,784
2,675,133	Series 2007-A1-1A8 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		01/25/2037	2,184,452
2,524,285	Series 2007-A1-1A9 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	01/25/2037	127,110
2,143,103	Series 2007-A3-1A1	6.00%	(j)	03/25/2037	1,915,836
4,931,966	Series 2007-A3-1A3 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	03/25/2037	246,166
1,932,732	Series 2007-A3-1A4	5.75%		03/25/2037	1,717,107
3,368,167	Series 2007-A4-1A3 (CME Term SOFR 1 Month + 0.44%, 0.33% Floor, 7.00% Cap)	5.77%		04/25/2037	2,833,984
3,368,167	Series 2007-A4-1A4 (-1 x CME Term SOFR 1 Month + 6.56%, 6.67% Cap)	1.23%	(f)(g)	04/25/2037	325,525
3,567,062	Series 2007-A4-1A5	5.75%		04/25/2037	3,249,372
468,692	Series 2007-A5-1A11	6.00%		05/25/2037	424,759
6,179,366	Series 2007-A5-1A8	6.00%		05/25/2037	5,600,145
196,224	Series 2007-A8-A1	6.00%		10/25/2037	171,904

	CitiMortgage, Inc.
1,707,777	Series 2005-1-1A4	5.50%		02/25/2035	1,600,918

	Colony American Finance Ltd.
9,000,000	Series 2020-3-D	2.95%	(a)(c)	08/15/2053	7,197,499

	COLT Funding LLC
14,812,000	Series 2021-5-M1	3.26%	(a)(c)	11/26/2066	10,536,882
4,294,000	Series 2021-HX1-B1	3.11%	(a)(c)	10/25/2066	3,079,836
4,130,000	Series 2021-HX1-B2	3.86%	(a)(c)	10/25/2066	3,074,003
6,000,000	Series 2021-HX1-M1	2.36%	(a)(c)	10/25/2066	4,171,465
11,380,304	Series 2022-4-A1	4.30%	(a)(c)	03/25/2067	11,104,364

	Countrywide Alternative Loan Trust
24,311,262	Series 2004-36CB-1A1	6.00%		02/25/2035	17,572,987
5,113,987	Series 2005-13CB-A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 5.50% Cap)	5.50%		05/25/2035	4,194,653
2,335,865	Series 2005-13CB-A3	5.50%		05/25/2035	2,026,168
2,153,260	Series 2005-20CB-2A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 5.50% Cap)	5.50%		07/25/2035	1,298,716
4,396,239	Series 2005-20CB-2A2 (-1 x CME Term SOFR 1 Month + 4.89%, 5.00% Cap)	0.00%	(f)(g)	07/25/2035	180,545
1,349,435	Series 2005-26CB-A11 (-2 x CME Term SOFR 1 Month + 12.84%, 13.05% Cap)	3.18%	(g)	07/25/2035	924,413
1,843,787	Series 2005-28CB-1A2 (CME Term SOFR 1 Month + 0.86%, 0.75% Floor, 5.50% Cap)	5.50%		08/25/2035	1,473,804
920,112	Series 2005-28CB-3A6	6.00%		08/25/2035	386,062
5,103,454	Series 2005-32T1-A9	5.50%		08/25/2035	2,895,942
1,977,596	Series 2005-46CB-A14	5.50%		10/25/2035	1,425,211
1,001,887	Series 2005-46CB-A20	5.50%		10/25/2035	722,039
3,655,770	Series 2005-48T1-A2	5.50%		11/25/2035	2,113,189
1,248,814	Series 2005-54CB-3A4	5.50%		11/25/2035	702,346
27,575,261	Series 2005-55CB-1A1	5.50%		11/25/2035	18,383,139
10,997,836	Series 2005-57CB-1A1	5.50%		12/25/2035	7,953,751
297,913	Series 2005-60T1-A7 (-7 x CME Term SOFR 1 Month + 35.09%, 35.93% Cap)	0.00%	(g)	12/25/2035	160,642
303,844	Series 2005-64CB-1A14	5.50%		12/25/2035	263,606
4,409,909	Series 2005-64CB-1A4	5.50%		12/25/2035	3,825,905

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
898,820	Series 2005-73CB-1A5 (CME Term SOFR 1 Month + 0.91%, 0.80% Floor, 5.50% Cap)	5.50%		01/25/2036	813,984
2,261,246	Series 2005-73CB-1A6 (-1 x CME Term SOFR 1 Month + 4.59%, 4.70% Cap)	0.00%	(f)(g)	01/25/2036	65,587
29,540,861	Series 2005-77T1-1A1	6.00%		02/25/2036	14,720,905
416,385	Series 2005-79CB-A5	5.50%		01/25/2036	239,066
16,676,514	Series 2005-80CB-4A1	6.00%		02/25/2036	7,958,691
18,802,178	Series 2005-85CB-1A1	6.00%		02/25/2036	8,024,992
1,151,838	Series 2005-85CB-2A6 (-4 x CME Term SOFR 1 Month + 21.21%, 21.63% Cap)	1.67%	(g)	02/25/2036	852,851
822,529	Series 2005-86CB-A5	5.50%		02/25/2036	475,655
3,139,679	Series 2005-J1-5A3	5.50%		02/25/2035	2,946,308
13,650	Series 2005-J1-7A1	5.50%		12/25/2024	11,683
1,157,043	Series 2005-J10-1A11	5.50%		10/25/2035	791,224
263,316	Series 2005-J10-1A13 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 5.50% Cap)	5.50%		10/25/2035	161,823
123,349	Series 2005-J10-1A15	5.50%		10/25/2035	84,350
361,561	Series 2005-J11-1A3	5.50%		11/25/2035	204,969
73,863	Series 2005-J11-6A1	6.50%		09/25/2032	68,844
362,955	Series 2005-J13-2A5 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor, 5.50% Cap)	5.50%		11/25/2035	236,270
725,910	Series 2005-J13-2A6 (-1 x CME Term SOFR 1 Month + 4.91%, 5.02% Cap)	0.00%	(f)(g)	11/25/2035	30,359
431,937	Series 2005-J2-1A5 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 5.50% Cap)	5.50%		04/25/2035	334,317
1,329,037	Series 2005-J2-1A6 (-1 x CME Term SOFR 1 Month + 4.89%, 5.00% Cap)	0.00%	(f)(g)	04/25/2035	39,604
2,648,407	Series 2005-J3-2A8 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor, 5.50% Cap)	5.50%		05/25/2035	1,899,845
2,648,407	Series 2005-J3-2A9 (-1 x CME Term SOFR 1 Month + 5.09%, 5.20% Cap)	0.00%	(f)(g)	05/25/2035	114,055
2,507,644	Series 2006-12CB-A3 (CME Term SOFR 1 Month + 5.75%, 5.75% Floor)	5.75%		05/25/2036	1,258,655
3,090,607	Series 2006-12CB-A8	6.00%		05/25/2036	1,610,875
10,739,144	Series 2006-13T1-A1	6.00%		05/25/2036	5,342,051
27,227,591	Series 2006-15CB-A1	6.50%		06/25/2036	12,754,653
2,584,040	Series 2006-16CB-A7	6.00%		06/25/2036	1,416,960
683,549	Series 2006-18CB-A12 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		07/25/2036	304,999
683,549	Series 2006-18CB-A13 (-1 x CME Term SOFR 1 Month + 5.39%, 5.50% Cap)	0.06%	(f)(g)	07/25/2036	49,800
3,337,922	Series 2006-19CB-A12 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 6.00% Cap)	5.84%		08/25/2036	1,585,661
4,526,423	Series 2006-19CB-A13 (-1 x CME Term SOFR 1 Month + 5.49%, 5.60% Cap)	0.16%	(f)(g)	08/25/2036	412,091
696,741	Series 2006-19CB-A15	6.00%		08/25/2036	402,898
4,099,493	Series 2006-23CB-2A3	6.50%		08/25/2036	1,288,289
1,261,078	Series 2006-24CB-A11	5.75%		08/25/2036	687,318
3,691,021	Series 2006-24CB-A14 (-1 x CME Term SOFR 1 Month + 7.04%, 7.15% Cap)	1.71%	(f)(g)	08/25/2036	591,602
2,959,718	Series 2006-24CB-A22	6.00%		08/25/2036	1,667,388
3,176,666	Series 2006-24CB-A5 (CME Term SOFR 1 Month + 0.71%, 0.06% Floor, 6.00% Cap)	6.00%		08/25/2036	1,530,903
1,427,287	Series 2006-26CB-A17	6.25%		09/25/2036	719,404
1,832,044	Series 2006-26CB-A9	6.50%		09/25/2036	959,052
2,382,012	Series 2006-29T1-1A2	6.25%		10/25/2036	1,289,477
368,036	Series 2006-29T1-2A12 (-7 x CME Term SOFR 1 Month + 45.41%, 46.15% Cap)	10.76%	(g)	10/25/2036	477,785
225,430	Series 2006-29T1-2A23 (-4 x CME Term SOFR 1 Month + 32.87%, 33.37% Cap)	9.78%	(g)	10/25/2036	233,979
1,868,298	Series 2006-2CB-A9	6.00%		03/25/2036	826,105
2,425,276	Series 2006-30T1-1A2	6.25%		11/25/2036	1,811,443
1,993,613	Series 2006-32CB-A1 (CME Term SOFR 1 Month + 0.78%, 0.67% Floor, 6.00% Cap)	6.00%		11/25/2036	999,282

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,325,346	Series 2006-32CB-A2 (-1 x CME Term SOFR 1 Month + 5.22%, 5.33% Cap)	0.00%	(f)(g)	11/25/2036	228,643
7,365,208	Series 2006-36T2-2A1	6.25%		12/25/2036	3,148,453
594,503	Series 2006-36T2-2A4	6.25%		12/25/2036	254,136
760,624	Series 2006-39CB-1A10	6.00%		01/25/2037	603,630
13,272,649	Series 2006-39CB-2A2 (-1 x CME Term SOFR 1 Month + 6.44%, 6.55% Cap)	1.11%	(f)(g)	01/25/2037	765,756
4,519,963	Series 2006-39CB-2A4 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		01/25/2037	569,866
1,135,207	Series 2006-40T1-1A11	6.00%		01/25/2037	683,738
1,932,229	Series 2006-40T1-1A4 (-1 x CME Term SOFR 1 Month + 5.34%, 5.45% Cap)	0.01%	(f)(g)	01/25/2037	132,585
2,755,178	Series 2006-41CB-1A10	6.00%		01/25/2037	1,450,417
6,738,266	Series 2006-41CB-1A15 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	01/25/2037	614,202
6,738,266	Series 2006-41CB-1A2 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		01/25/2037	2,957,922
2,901,261	Series 2006-41CB-1A9	6.00%		01/25/2037	1,527,321
3,518,774	Series 2006-42-1A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		01/25/2047	1,536,215
3,518,774	Series 2006-42-1A2 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	01/25/2047	320,699
2,343,320	Series 2006-42-1A3	6.00%		01/25/2047	1,231,024
2,634,036	Series 2006-43CB-1A12	5.75%		02/25/2037	1,397,427
9,113,358	Series 2006-43CB-1A6	6.00%		02/25/2037	5,009,250
9,706,694	Series 2006-45T1-1A1 (CME Term SOFR 1 Month + 0.61%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	3,745,358
3,131,192	Series 2006-45T1-1A4 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		02/25/2037	898,946
3,131,192	Series 2006-45T1-1A5 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	02/25/2037	221,260
1,334,103	Series 2006-45T1-2A2	6.00%		02/25/2037	722,932
5,334,846	Series 2006-4CB-1A1	6.00%		04/25/2036	2,653,921
580,838	Series 2006-6CB-1A4	5.50%		05/25/2036	471,907
4,123,700	Series 2006-7CB-1A14	6.00%		05/25/2036	2,235,600
7,190,989	Series 2006-7CB-1A16	6.00%		05/25/2036	3,898,483
2,203,319	Series 2006-7CB-1A6	6.00%		05/25/2036	1,210,195
2,231,547	Series 2006-7CB-1A9	6.00%		05/25/2036	1,209,799
812,226	Series 2006-9T1-A11	6.00%		05/25/2036	326,096
1,752,231	Series 2006-J1-1A10	5.50%		02/25/2036	1,208,377
3,555,210	Series 2006-J1-1A3	5.50%		02/25/2036	2,451,751
786,194	Series 2006-J4-2A2	6.00%		07/25/2036	448,469
1,017,190	Series 2006-J7-1A1	6.25%		11/25/2036	483,051
27,885,489	Series 2006-OA21-A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		03/20/2047	22,529,676
2,437,904	Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	6.03%		06/25/2046	2,055,084
586,779	Series 2007-11T1-A24 (-6 x CME Term SOFR 1 Month + 39.21%, 39.90% Cap)	7.24%	(g)	05/25/2037	541,159
9,193,259	Series 2007-12T1-A11	6.00%		06/25/2037	4,291,180
8,504,795	Series 2007-15CB-A1	6.00%		07/25/2037	5,153,054
5,072,612	Series 2007-15CB-A2	5.75%		07/25/2037	2,960,467
6,085,296	Series 2007-15CB-A5	5.75%		07/25/2037	3,551,489
7,233,503	Series 2007-16CB-2A1 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		08/25/2037	2,537,262
2,094,642	Series 2007-16CB-2A2 (-8 x CME Term SOFR 1 Month + 53.63%, 54.58% Cap)	9.22%	(g)	08/25/2037	2,705,322
2,459,786	Series 2007-16CB-4A7	6.00%		08/25/2037	1,810,105
4,738,873	Series 2007-17CB-1A10 (-5 x CME Term SOFR 1 Month + 29.37%, 29.90% Cap)	4.86%	(g)	08/25/2037	4,062,156
711,607	Series 2007-18CB-2A25	6.00%		08/25/2037	438,821
594,090	Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	6.34%	(g)(i)	08/25/2037	602,134
10,647,848	Series 2007-19-1A34	6.00%		08/25/2037	5,207,934

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,731,857	Series 2007-19-1A4	6.00%		08/25/2037	4,270,810
27,035,329	Series 2007-19-2A1	6.50%		08/25/2037	11,354,160
2,683,128	Series 2007-21CB-2A2 (-4 x CME Term SOFR 1 Month + 27.94%, 28.40% Cap)	6.62%	(g)	09/25/2037	1,998,586
17,609,444	Series 2007-22-2A16	6.50%		09/25/2037	6,777,798
6,767,458	Series 2007-23CB-A3 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 7.00% Cap)	5.94%		09/25/2037	2,656,539
9,604,426	Series 2007-23CB-A4 (-1 x CME Term SOFR 1 Month + 6.39%, 6.50% Cap)	1.06%	(f)(g)	09/25/2037	1,254,855
971,785	Series 2007-24-A2 (-6 x CME Term SOFR 1 Month + 41.01%, 41.70% Cap)	9.04%	(g)	10/25/2037	866,568
1,943,160	Series 2007-24-A3 (-1 x CME Term SOFR 1 Month + 6.84%, 6.95% Cap)	1.51%	(f)(g)	10/25/2037	286,870
3,187,758	Series 2007-24-A4 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 7.00% Cap)	6.14%		10/25/2037	770,161
4,216,283	Series 2007-24-A6 (CME Term SOFR 1 Month + 1.11%, 1.00% Floor, 7.00% Cap)	6.44%		10/25/2037	1,087,898
3,062,991	Series 2007-2CB-1A4 (CME Term SOFR 1 Month + 1.11%, 5.75% Floor, 100.00% Cap)	6.44%		03/25/2037	1,647,811
14,795,333	Series 2007-4CB-2A1	7.00%		03/25/2037	1,387,404
3,492,635	Series 2007-5CB-1A18 (-1 x CME Term SOFR 1 Month + 5.54%, 5.65% Cap)	0.21%	(f)(g)	04/25/2037	345,814
3,492,635	Series 2007-5CB-1A23 (CME Term SOFR 1 Month + 0.66%, 0.55% Floor, 6.00% Cap)	5.99%		04/25/2037	1,542,099
13,911,093	Series 2007-5CB-1A31	5.50%		04/25/2037	7,128,727
5,708,808	Series 2007-5CB-2A1	6.00%		04/25/2037	2,546,836
4,699,805	Series 2007-6-A1	5.75%		04/25/2047	2,556,161
5,153,374	Series 2007-6-A4	5.75%		04/25/2047	2,802,851
1,312,574	Series 2007-7T2-A8	6.00%		04/25/2037	593,625
232,638	Series 2007-8CB-A12 (-6 x CME Term SOFR 1 Month + 39.51%, 40.20% Cap)	7.54%	(g)	05/25/2037	236,724
248,337	Series 2007-8CB-A8 (-6 x CME Term SOFR 1 Month + 39.39%, 40.08% Cap)	7.42%	(g)	05/25/2037	250,989
386,009	Series 2007-9T1-1A4 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 6.00% Cap)	5.94%		05/25/2037	139,948
386,009	Series 2007-9T1-1A5 (-1 x CME Term SOFR 1 Month + 5.39%, 5.50% Cap)	0.06%	(f)(g)	05/25/2037	29,415
1,421,970	Series 2007-9T1-2A1	6.00%		05/25/2037	647,706
18,155,811	Series 2007-HY2-1A	4.95%	(c)	03/25/2047	16,000,902
15,746,098	Series 2007-HY4-4A1	4.15%	(c)	06/25/2037	14,391,584

	Countrywide Asset-Backed Certificates
17,544,000	Series 2005-11-MF1	5.35%	(c)	02/25/2036	14,551,401
65,766	Series 2005-4-AF5B	5.65%	(d)	10/25/2035	65,447
18,774,012	Series 2006-25-1A (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		06/25/2047	17,189,940
5,360,527	Series 2006-26-1A (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		06/25/2037	4,961,585
21,331,069	Series 2007-4-A5	4.42%	(d)	04/25/2047	15,398,342
10,202,347	Series 2007-BC1-1A (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		05/25/2037	9,331,039

	Countrywide Home Loan Mortgage Pass Through Trust
422,459	Series 2003-60-4A1	6.21%	(c)	02/25/2034	405,516
708,015	Series 2004-R2-1AF1 (CME Term SOFR 1 Month + 0.53%, 0.42% Floor, 9.50% Cap)	5.86%	(a)	11/25/2034	634,347
688,897	Series 2004-R2-1AS	0.68%	(a)(c)(f)	11/25/2034	30,088
11,666,638	Series 2005-17-2A1	5.50%		09/25/2035	5,710,900
2,453,470	Series 2005-18-A1	5.50%		10/25/2035	1,373,384
1,863,710	Series 2005-20-A5	5.50%		10/25/2035	1,143,922
1,366,101	Series 2005-20-A8	5.25%		10/25/2035	835,246
6,025,532	Series 2005-23-A1	5.50%		11/25/2035	3,249,268
1,328,083	Series 2005-24-A8	5.50%		11/25/2035	738,133
2,073,891	Series 2005-26-1A12	5.50%		11/25/2035	1,268,817
428,027	Series 2005-27-2A1	5.50%		12/25/2035	180,787
759,224	Series 2005-28-A7	5.25%		01/25/2036	400,032

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,316,194	Series 2005-HYB1-4A1	4.80%	(c)	03/25/2035	5,724,810
240,455	Series 2005-HYB8-1A1	4.57%	(c)	12/20/2035	218,131
6,349,136	Series 2005-HYB8-4A1	4.55%	(c)	12/20/2035	5,544,878
616,472	Series 2005-J3-2A4	4.50%		09/25/2035	530,699
656,617	Series 2005-J4-A5	5.50%		11/25/2035	531,292
218,446	Series 2005-R1-1AF1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 9.50% Cap)	5.80%	(a)	03/25/2035	207,452
216,986	Series 2005-R1-1AS	0.80%	(a)(c)(f)	03/25/2035	8,792
6,528,554	Series 2006-1-A2	6.00%		03/25/2036	3,534,025
4,405,461	Series 2006-14-A5	6.25%		09/25/2036	1,934,144
3,124,493	Series 2006-16-2A1	6.50%		11/25/2036	1,060,482
1,340,175	Series 2006-20-1A21	6.00%		02/25/2037	667,702
15,643,083	Series 2006-8-1A3	6.00%		05/25/2036	9,914,303
181,372	Series 2006-J3-A4	5.50%		05/25/2036	176,180
3,821,143	Series 2007-10-A7	6.00%		07/25/2037	1,757,496
13,154,301	Series 2007-11-A1	6.00%		08/25/2037	5,725,728
6,481,626	Series 2007-12-A9	5.75%		08/25/2037	3,411,163
2,826,598	Series 2007-13-A1	6.00%		08/25/2037	1,437,883
4,631,536	Series 2007-13-A10	6.00%		08/25/2037	2,356,050
3,579,555	Series 2007-15-1A1	6.25%		09/25/2037	2,201,133
499,982	Series 2007-15-1A16	6.25%		09/25/2037	307,448
1,440,230	Series 2007-15-1A2	6.25%		09/25/2037	885,205
1,758,955	Series 2007-15-1A29	6.25%		09/25/2037	1,081,565
2,598,390	Series 2007-17-1A2	6.00%		10/25/2037	1,817,290
388,613	Series 2007-18-1A1	6.00%		11/25/2037	170,547
1,343,674	Series 2007-2-A2	6.00%		03/25/2037	574,359
36,822,567	Series 2007-21-1A1	6.25%		02/25/2038	17,769,868
3,495,729	Series 2007-3-A1	6.00%		04/25/2037	1,696,640
1,346,329	Series 2007-3-A12	6.00%		04/25/2037	653,436
3,149,200	Series 2007-4-1A39	6.00%		05/25/2037	1,379,295
1,154,730	Series 2007-5-A2	5.75%		05/25/2037	597,373
4,276,594	Series 2007-7-A1	6.00%		06/25/2037	2,184,567
1,921,958	Series 2007-7-A11	5.50%		06/25/2037	907,010
1,281,977	Series 2007-7-A2	5.75%		06/25/2037	629,945
4,302,757	Series 2007-8-1A4	6.00%		01/25/2038	1,929,752
2,258,071	Series 2007-8-1A5	5.44%		01/25/2038	940,598
3,659,845	Series 2007-8-1A8	6.00%		01/25/2038	1,641,411
5,242,766	Series 2007-8-1A9 (CME Term SOFR 1 Month + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	2,363,279
5,112,296	Series 2007-9-A1	5.75%		07/25/2037	2,583,424
672,818	Series 2007-9-A11	5.75%		07/25/2037	339,999
3,433,418	Series 2007-HY1-1A1	4.54%	(c)	04/25/2037	3,117,483
7,902,126	Series 2007-HYB1-2A1	4.05%	(c)	03/25/2037	6,223,113
15,659,671	Series 2007-J1-2A1	6.00%		02/25/2037	6,049,149
388,043	Series 2007-J3-A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 6.00% Cap)	5.94%		07/25/2037	121,971
1,940,213	Series 2007-J3-A2 (-1 x CME Term SOFR 1 Month + 5.39%, 5.50% Cap)	0.06%	(f)(g)	07/25/2037	163,783

	Credit Suisse First Boston Mortgage Securities Corp.
1,804,969	Series 2005-10-5A4	5.50%		11/25/2035	1,317,345
380,003	Series 2005-10-5A5	5.50%		11/25/2035	277,389

	Credit Suisse Management LLC
3,717,766	Series 2005-11-2A1	6.00%		12/25/2035	2,600,596
5,264,816	Series 2005-12-5A1	5.25%		01/25/2036	4,515,467
9,678,653	Series 2005-12-7A1	7.00%		01/25/2036	2,062,105
2,415,361	Series 2005-8-3A10	5.50%		09/25/2035	2,052,683
3,569,925	Series 2005-8-7A1	7.00%		09/25/2035	1,649,369

	Credit Suisse Mortgage Capital Certificates
776,039	Series 2005-1R-2A5	5.75%	(a)	12/26/2035	545,498
11,281,244	Series 2006-1-2A1	6.00%		02/25/2036	3,443,576
2,311,924	Series 2006-2-5A1 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 6.00% Cap)	6.00%		03/25/2036	786,961

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,922,594	Series 2006-2-5A2 (-1 x CME Term SOFR 1 Month + 5.19%, 5.30% Cap)	0.00%	(f)(g)	03/25/2036	900,222
2,691,758	Series 2006-2-5A3	6.25%		03/25/2036	1,178,848
7,284,975	Series 2006-2-5A4	6.00%		03/25/2036	3,069,979
1,083,916	Series 2006-3-4A3	5.50%		04/25/2036	769,492
655,255	Series 2006-3-4A4	5.50%		04/25/2036	465,178
2,415,566	Series 2006-4-1A8 (CME Term SOFR 1 Month + 1.11%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	1,342,104
20,336,525	Series 2006-4-4A1	7.00%		05/25/2036	5,435,310
7,094,686	Series 2006-4-6A1	6.00%		05/25/2036	2,770,943
6,685,957	Series 2006-6-1A4	6.00%		07/25/2036	3,201,810
10,035,754	Series 2006-6-3A1	7.00%		07/25/2036	2,328,488
113,130	Series 2006-7-3A11	6.00%		08/25/2036	44,116
1,532,636	Series 2006-7-7A5	6.00%		08/25/2036	1,164,537
2,032,527	Series 2006-9-2A1	5.50%		11/25/2036	1,713,168
8,263,253	Series 2006-9-3A1	6.00%		11/25/2036	7,049,999
3,339,843	Series 2006-9-4A1	6.00%		11/25/2036	2,022,477
1,349,467	Series 2006-9-6A14	6.00%		11/25/2036	1,056,735
219,243	Series 2006-9-6A15 (-6 x CME Term SOFR 1 Month + 39.21%, 39.90% Cap)	7.29%	(g)	11/25/2036	253,847
8,235,786	Series 2007-1-1A4	6.13%	(c)	02/25/2037	1,981,081
5,453,663	Series 2007-1-3A1	6.00%		02/25/2057	895,531
2,853,480	Series 2007-1-5A14	6.00%		02/25/2037	1,580,725
23,417	Series 2007-2-2A1	5.00%		03/25/2037	17,580
5,166,866	Series 2007-3-2A10	6.00%		04/25/2037	1,916,138
2,261,158	Series 2007-5-2A5	5.00%		08/25/2037	1,874,610
21,616,181	Series 2007-5-3A19	6.00%		08/25/2037	15,994,141
9,521,095	Series 2007-5-3A9	6.00%		08/25/2037	7,037,761
2,173,447	Series 2008-2R-1A1	6.00%	(a)(b)	07/25/2037	1,719,092
8,302,114	Series 2009-11R-4A1	7.00%	(a)(c)	09/26/2037	2,237,152
5,756,289	Series 2009-12R-5A1	6.00%	(a)(b)	06/27/2036	2,845,384
1,312,250	Series 2010-13R-1A2	5.50%	(a)(c)	12/26/2035	1,092,443
19,302,475	Series 2010-17R-6A1	3.85%	(a)(b)(c)	06/26/2037	17,769,030
6,131,933	Series 2010-4R-3A17	6.00%	(a)(b)(c)	06/26/2037	5,582,728
3,027,485	Series 2010-4R-8A17	6.00%	(a)(b)(c)	06/26/2037	2,756,329
8,338,203	Series 2010-7R-1A17	6.00%	(a)(c)	01/26/2037	4,582,649
7,096,789	Series 2012-10R-4A2	4.53%	(a)(c)	08/26/2046	4,974,062
8,144,789	Series 2013-9R-A1	3.00%	(a)(b)(c)	05/27/2043	7,014,621
171,649,437	Series 2019-RPL6-PT1	4.14%	(a)(c)	11/25/2058	146,805,583
4,227,000	Series 2020-AFC1-B1	3.45%	(a)(c)	02/25/2050	3,098,593
169,008,354	Series 2020-RPL1-PT1	3.33%	(a)(c)	10/25/2069	132,435,012
11,402,980	Series 2021-JR1-A1	2.47%	(a)(c)	09/27/2066	11,278,291
9,131,218	Series 2021-JR2-A1	2.22%	(a)(c)	11/25/2061	8,924,088
7,469,850	Series 2021-NQM1-B1	2.83%	(a)(c)	05/25/2065	4,812,608
6,225,825	Series 2021-NQM5-M1	2.17%	(a)(c)	05/25/2066	3,629,866
3,180,040	Series 2021-NQM6-B1	3.29%	(a)(c)	07/25/2066	2,109,230
7,445,317	Series 2021-NQM6-M1	2.58%	(a)(c)	07/25/2066	4,985,538
27,354,096	Series 2021-RPL9-A1	2.44%	(a)(c)	02/25/2061	26,505,462

	Credit-Based Asset Servicing and Securitization LLC
7,942,246	Series 2006-CB4-AV3 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	3.23%		05/25/2036	5,179,731

	CSAB Mortgage Backed Trust
3,892,946	Series 2006-3-A4B	6.61%	(d)	11/25/2036	604,197
2,218,252	Series 2006-4-A6A	6.18%	(d)	12/25/2036	400,783
8,123,030	Series 2007-1-1A1A	5.90%	(c)	05/25/2037	1,928,049

	CSMCM Trust
7,218,796	Series 2019-RPL6-CERT	0.00%	(a)(c)	11/25/2058	5,907,822
8,895,752	Series 2020-RPL1-CERT	3.23%	(a)(c)	01/25/2046	6,807,088

	DB US Financial Markets Holding Corp.
3,713,977	Series 2014-RS1-3A2 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 7.00% Cap)	5.84%	(a)(b)	10/27/2036	2,785,406

	Deutsche ALT-A Securities, Inc.
7,179,589	Series 2005-4-A5	5.50%	(c)	09/25/2035	6,166,420

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
195,135	Series 2005-5-1A6 (-7 x CME Term SOFR 1 Month + 35.09%, 35.93% Cap)	0.00%	(g)	11/25/2035	261,571
471,187	Series 2005-5-2A1 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor, 5.50% Cap)	5.50%		11/25/2035	204,418
1,422,094	Series 2005-5-2A2 (-1 x CME Term SOFR 1 Month + 5.19%, 5.30% Cap)	0.00%	(f)(g)	11/25/2035	56,779
4,549,054	Series 2005-6-2A1	5.50%		12/25/2035	3,742,090
2,923,540	Series 2006-AB1-A1C	5.67%	(c)	02/25/2036	2,544,334
390,027	Series 2006-AB2-A2	4.79%	(c)	06/25/2036	343,485
658,396	Series 2006-AB4-A1A	6.01%	(c)	10/25/2036	548,730
9,193,960	Series 2006-AB4-A2	5.65%	(c)	10/25/2036	7,664,823
654,959	Series 2006-AB4-A3	5.90%	(c)	10/25/2036	545,913
954,116	Series 2006-AB4-A3A1	5.90%	(c)	10/25/2036	794,468
1,883,041	Series 2006-AB4-A6A1	6.37%	(d)	10/25/2036	1,566,661
12,515,345	Series 2007-2-2A1 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		09/25/2047	10,412,719
15,284,534	Series 2007-OA3-A2 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		07/25/2047	12,981,819

	Deutsche Mortgage Securities, Inc.
4,102,348	Series 2006-PR1-3A1 (-1 x CME Term SOFR 1 Month + 11.96%, 12.12% Cap)	4.51%	(a)(g)	04/15/2036	3,688,399
1,014,465	Series 2006-PR1-4AI1 (-1 x CME Term SOFR 1 Month + 11.95%, 12.11% Cap)	4.49%	(a)(g)	04/15/2036	910,751
1,653,652	Series 2006-PR1-4AI2 (-2 x CME Term SOFR 1 Month + 14.39%, 14.61% Cap)	4.22%	(a)(g)	04/15/2036	1,471,252
276,732	Series 2006-PR1-5AI1 (-3 x CME Term SOFR 1 Month + 19.01%, 19.35% Cap)	3.03%	(a)(g)	04/15/2036	238,874
2,434,940	Series 2006-PR1-5AI3 (-1 x CME Term SOFR 1 Month + 12.41%, 12.57% Cap)	4.95%	(a)(g)	04/15/2036	2,080,794
40,338,137	Series 2006-PR1-5AI4 (-1 x CME Term SOFR 1 Month + 11.96%, 12.12% Cap)	4.51%	(a)(g)	04/15/2036	34,417,782

	Equifirst Loan Securitization Trust
8,925,805	Series 2007-1-A2B (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		04/25/2037	7,985,517

	FBR Securitization Trust
22,750,000	Series 2005-2-M4 (CME Term SOFR 1 Month + 1.04%, 0.93% Floor, 14.00% Cap)	6.37%		09/25/2035	19,613,050
5,500,000	Series 2005-5-M3 (CME Term SOFR 1 Month + 0.85%, 0.74% Floor, 14.00% Cap)	6.18%		11/25/2035	4,970,373

	Fieldstone Mortgage Investment Corp.
3,117,364	Series 2007-1-2A2 (CME Term SOFR 1 Month + 0.38%, 0.27% Floor, 12.25% Cap)	5.98%		04/25/2047	2,243,029

	Figure Line of Credit Trust
16,476,716	Series 2020-1-A	4.04%	(a)(c)	09/25/2049	15,747,936

	First Franklin Mortgage Loan Asset Backed Certificates
7,487,220	Series 2006-FF8-M1 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		07/25/2036	6,180,679
4,000,000	Series 2006-FF9-2A4 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		06/25/2036	3,505,570
17,456,596	Series 2007-FF2-A1 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		03/25/2037	9,132,050
20,767,556	Series 2007-FF2-A2C (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		03/25/2037	10,176,378

	First Horizon Alternative Mortgage Securities
2,760,903	Series 2005-AA4-1A1	5.41%	(c)	05/25/2035	1,345,530
3,341,316	Series 2005-FA8-1A4	5.50%		11/25/2035	1,640,121
249,056	Series 2005-FA8-2A1	5.00%		02/25/2050	245,997
947,303	Series 2006-AA3-A1	5.80%	(c)	06/25/2036	733,657
1,876,406	Series 2006-FA1-1A12	6.00%		04/25/2036	877,432
6,296,510	Series 2006-FA1-1A3	5.75%		04/25/2036	2,829,459
1,204,844	Series 2006-FA2-1A5	6.00%		05/25/2036	507,291
1,920,111	Series 2006-FA8-1A5	6.00%		02/25/2037	776,223
2,714,123	Series 2006-RE1-A1	5.50%	(c)	05/25/2035	1,776,057
10,551,180	Series 2007-FA3-A3	6.00%		06/25/2037	3,773,371
542,912	Series 2007-FA3-A4	6.00%		06/25/2037	194,159

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
600,848	Series 2007-FA4-1A13	6.25%		08/25/2037	243,646
1,854,864	Series 2007-FA4-1A4	6.25%		08/25/2037	752,153
1,054,603	Series 2007-FA4-1A5	6.25%		08/25/2037	427,645

	First Horizon Asset Securities, Inc.
903,734	Series 2006-1-1A2	6.00%		05/25/2036	414,470
1,532,447	Series 2007-4-1A1	6.00%		08/25/2037	589,411

	FirstKey Homes Trust
9,000,000	Series 2020-SFR1-E	2.79%	(a)	08/17/2037	8,527,712
18,000,000	Series 2020-SFR2-D	1.97%	(a)	10/19/2037	16,801,211
26,225,000	Series 2020-SFR2-E	2.67%	(a)	10/19/2037	24,769,625
16,350,000	Series 2021-SFR1-E1	2.39%	(a)	08/17/2038	14,820,703
11,500,000	Series 2021-SFR1-E2	2.49%	(a)	08/17/2038	10,354,687
8,000,000	Series 2021-SFR2-D	2.06%	(a)	09/17/2038	7,226,555
8,000,000	Series 2021-SFR2-E1	2.26%	(a)	09/17/2038	7,197,929
8,000,000	Series 2021-SFR2-E2	2.36%	(a)	09/17/2038	7,192,501
34,891,000	Series 2021-SFR3-B	2.44%	(a)	12/17/2038	32,088,370
29,584,000	Series 2021-SFR3-C	2.54%	(a)	12/17/2038	27,145,207
22,626,000	Series 2021-SFR3-D	2.79%	(a)	12/17/2038	20,713,675
45,314,000	Series 2021-SFR3-E1	2.99%	(a)	12/17/2038	41,206,508
25,293,000	Series 2021-SFR3-E2	3.08%	(a)	12/17/2038	23,004,606
10,174,000	Series 2021-SFR3-F1	3.58%	(a)	12/17/2038	9,240,588

	FMC GMSR Issuer Trust
62,350,000	Series 2020-GT1-A	4.45%	(a)(c)	01/25/2026	57,974,183
72,500,000	Series 2021-GT1-A	3.62%	(a)(c)	07/25/2026	63,956,361
64,820,000	Series 2021-GT2-A	3.85%	(a)(c)	10/25/2026	57,445,435

	Freddie Mac Structured Agency Credit Risk Debt Notes
75,600,000	Series 2022-DNA3-M1B (US 30 Day Average Secured Overnight Financing Rate + 2.90%)	8.22%	(a)	04/25/2042	78,276,194

	Fremont Home Loan Trust
111,763,618	Series 2006-D-1A1 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		11/25/2036	64,952,544

	FRTKL
7,750,000	Series 2021-SFR1-E1	2.37%	(a)	09/17/2038	6,889,399
6,650,000	Series 2021-SFR1-E2	2.52%	(a)	09/17/2038	5,900,258

	GCAT
2,751,000	Series 2019-NQM3-M1	3.45%	(a)(c)	11/25/2059	2,255,854
7,096,000	Series 2021-NQM2-M1	2.54%	(a)(c)	05/25/2066	4,759,856
8,405,000	Series 2021-NQM6-B1	4.42%	(a)(c)	08/25/2066	6,476,630

	GE-WMC Mortgage Securities LLC
31,642,268	Series 2006-1-A2B (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		08/25/2036	13,392,558

	GMAC Mortgage Corp. Loan Trust
1,661,094	Series 2005-AR5-3A1	4.27%	(c)	09/19/2035	1,301,584
	Greenpoint Mortgage Funding Trust
20,852,716	Series 2005-AR3-2A1 (CME Term SOFR 1 Month + 0.63%, 0.52% Floor, 10.50% Cap)	5.96%		08/25/2045	7,245,349
16,139,149	Series 2007-AR2-1A3 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		04/25/2047	13,760,747

	GS Mortgage Securities Corp.
886,125	Series 2008-2R-1A1	3.35%	(a)(c)	09/25/2036	301,958
16,282,487	Series 2014-3R-2B (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%	(a)	09/26/2036	8,621,176

	GS Mortgage-Backed Securities Trust
100,027,730	Series 2020-RPL2-A1	1.75%	(a)(c)	05/25/2060	88,061,262
12,540,000	Series 2020-RPL2-M1	2.25%	(a)(c)	05/25/2060	9,815,617
10,237,000	Series 2020-RPL2-M2	2.75%	(a)(c)	05/25/2060	8,043,545
9,341,000	Series 2020-RPL2-M3	3.00%	(a)(c)	05/25/2060	7,246,844
31,739,285	Series 2020-RPL2-PT4	6.55%	(a)(j)	05/25/2060	27,448,547

	GSAA Trust
105,154	Series 2005-12-AF3	5.07%	(c)	09/25/2035	67,727
7,698,761	Series 2006-10-AF3	5.98%	(c)	06/25/2036	2,001,264
5,510,135	Series 2006-10-AF4	6.80%	(d)	06/25/2036	1,417,551
10,417,081	Series 2006-15-AF4	6.46%	(d)	09/25/2036	2,656,314
1,632,898	Series 2006-18-AF3A	5.77%	(c)	11/25/2036	494,579

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,832,761	Series 2006-18-AF6	6.18%	(d)	11/25/2036	962,185
7,226,352	Series 2006-19-A1 (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%		12/25/2036	1,956,321
3,383,293	Series 2007-10-A1A	6.00%		11/25/2037	1,947,095
2,508,874	Series 2007-10-A2A	6.50%		11/25/2037	1,025,936
5,751,438	Series 2007-7-A5 (CME Term SOFR 1 Month + 0.67%, 0.56% Floor)	6.00%		07/25/2037	2,915,977

	GSAMP Trust
15,493,239	Series 2006-HE6-A3 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		08/25/2036	12,153,332
6,436,597	Series 2007-H1-A2B (CME Term SOFR 1 Month + 0.51%, 0.40% Floor)	5.84%		01/25/2047	3,377,593

	GSMPS Mortgage Loan Trust
6,107,171	Series 2005-RP2-1AF (CME Term SOFR 1 Month + 0.46%, 0.35% Floor)	5.79%	(a)	03/25/2035	5,568,695
6,107,171	Series 2005-RP2-1AS	0.00%	(a)(c)(f)	03/25/2035	46,505
3,949,959	Series 2005-RP3-1AF (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 9.50% Cap)	5.79%	(a)	09/25/2035	3,335,958
3,949,959	Series 2005-RP3-1AS	0.00%	(a)(c)(f)	09/25/2035	22,185
14,832,507	Series 2006-RP1-1AF1 (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 9.15% Cap)	5.79%	(a)	01/25/2036	11,944,914
14,832,507	Series 2006-RP1-1AS	0.00%	(a)(c)(f)	01/25/2036	63,384

	GSR Mortgage Loan Trust
692,459	Series 2005-1F-1A2	5.50%		02/25/2035	650,367
1,170,173	Series 2005-1F-3A3	6.00%		01/25/2035	1,033,435
177,657	Series 2005-6F-3A5	6.00%		07/25/2035	166,110
1,889,573	Series 2005-6F-3A9 (-1 x CME Term SOFR 1 Month + 6.79%, 6.90% Cap)	1.46%	(f)(g)	07/25/2035	145,381
116,130	Series 2005-6F-4A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 6.00% Cap)	5.94%		07/25/2035	111,907
97,048	Series 2005-7F-3A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 6.00% Cap)	5.94%		09/25/2035	95,038
6,947,506	Series 2005-8F-3A5	6.00%		11/25/2035	2,696,752
1,640,988	Series 2005-8F-4A1	6.00%		11/25/2035	636,113
150,605	Series 2006-1F-1A2	5.50%		02/25/2036	247,574
314,353	Series 2006-2F-2A3	5.75%		02/25/2036	257,402
1,517,245	Series 2006-2F-3A3	6.00%		02/25/2036	696,968
1,822,206	Series 2006-2F-3A6	6.00%		02/25/2036	837,002
16,944,922	Series 2006-5F-3A1	6.50%		06/25/2036	7,776,245
4,168,417	Series 2006-6F-2A3	6.00%		07/25/2036	2,376,291
3,640,302	Series 2006-7F-3A4	6.25%		08/25/2036	1,229,115
9,549,254	Series 2006-9F-4A1	6.50%		10/25/2036	4,063,276
28,008,092	Series 2006-OA1-3A1 (Enterprise 11th District COFI Replacement Index + 1.50%, 1.50% Floor)	4.65%		08/25/2046	6,093,594
137,396	Series 2007-1F-2A2	5.50%		01/25/2037	340,385
466,221	Series 2007-4F-1A1	5.00%		07/25/2037	725,212
12,065,872	Series 2007-4F-3A11	6.00%		07/25/2037	7,848,765
40,283,421	Series 2007-OA1-1A1 (CME Term SOFR 1 Month + 0.34%, 0.23% Floor)	5.67%		05/25/2037	19,608,237

	Harborview Mortgage Loan Trust
246,148	Series 2005-14-3A1A	6.39%	(c)	12/19/2035	232,950
5,136,599	Series 2005-2-1A (CME Term SOFR 1 Month + 0.63%, 0.52% Floor)	5.96%		05/19/2035	1,632,069
21,408,098	Series 2005-8-1A1A (CME Term SOFR 1 Month + 0.73%, 0.62% Floor, 11.00% Cap)	6.06%		09/19/2035	11,161,829
40,114,335	Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	6.64%		09/19/2035	17,397,266
3,402,782	Series 2006-10-2A1A (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.79%		11/19/2036	2,941,827
3,564,988	Series 2006-11-A1A (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		12/19/2036	3,288,972
29,859,377	Series 2006-14-1A1A (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		01/25/2047	27,818,880
5,250,271	Series 2006-4-1A2A (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		05/19/2046	2,648,427

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
54,650,124	Series 2006-8-1A1 (CME Term SOFR 1 Month + 0.51%)	5.83%		07/21/2036	26,468,394
6,114,518	Series 2006-BU1-1A1A (CME Term SOFR 1 Month + 0.53%, 0.42% Floor, 10.50% Cap)	5.86%		02/19/2046	5,423,124
12,893,808	Series 2007-7-1A1	6.44%		10/25/2037	9,790,827

	Home Equity Asset Trust
323,011	Series 2003-3-M1 (CME Term SOFR 1 Month + 1.40%, 1.29% Floor)	6.73%		08/25/2033	315,283

	Home Partners of America Trust
3,672,943	Series 2019-2-C	3.02%	(a)	10/19/2039	3,308,799
3,907,386	Series 2019-2-D	3.12%	(a)	10/19/2039	3,487,665
7,355,080	Series 2019-2-E	3.32%	(a)	10/19/2039	6,455,945

	Homebanc Mortgage Trust
340,624	Series 2005-1-M2 (CME Term SOFR 1 Month + 0.85%, 0.74% Floor, 11.50% Cap)	6.18%		03/25/2035	278,804
10,350,000	Series 2005-3-M5 (CME Term SOFR 1 Month + 1.96%, 1.85% Floor, 11.50% Cap)	7.29%		07/25/2035	8,811,395

	Homeward Opportunities Fund I Trust
13,161,000	Series 2020-1-B1	5.74%	(a)(c)	11/25/2059	12,879,357
13,276,000	Series 2020-1-B2	5.89%	(a)(c)	11/25/2059	13,268,272
28,994,000	Series 2020-2-B2	5.47%	(a)(c)	05/25/2065	28,830,184

	HSBC Asset Loan Obligation
17,917,892	Series 2007-2-3A6	6.00%		09/25/2037	5,524,061
13,592,818	Series 2007-WF1-A3	4.49%	(d)	12/25/2036	4,631,783

	HSI Asset Securitization Corp.
27,820,979	Series 2006-HE1-1A1 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		10/25/2036	9,035,453
13,518,105	Series 2007-NC1-A2 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		04/25/2037	9,014,156
58,605,316	Series 2007-NC1-A3 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		04/25/2037	39,145,831

	Impac CMB Trust
106,499	Series 2002-9F-A1	5.22%	(d)	12/25/2032	104,512

	Impac Secured Assets CMN Owner Trust
9,244,055	Series 2007-3-A1B (CME Term SOFR 1 Month + 0.59%, 0.48% Floor, 11.50% Cap)	5.92%		09/25/2037	7,782,821

	Imperial Fund Mortgage Trust
24,441,941	Series 2021-NQM4-A1	2.09%	(a)(c)	01/25/2057	20,565,838
12,653,599	Series 2021-NQM4-A2	2.30%	(a)(c)	01/25/2057	10,678,141
9,643,556	Series 2021-NQM4-A3	2.45%	(a)(c)	01/25/2057	8,167,135

	Indymac IMJA Mortgage Loan Trust
3,097,574	Series 2007-A1-A1	6.00%		08/25/2037	1,204,252
2,267,666	Series 2007-A1-A7	6.00%		08/25/2037	881,607
6,828,815	Series 2007-A2-1A1	6.00%		10/25/2037	3,027,237
11,175,462	Series 2007-A2-2A3	6.50%		10/25/2037	5,773,684
18,184,025	Series 2007-A2-3A1	7.00%		10/25/2037	5,303,625
15,467,716	Series 2007-A3-A1	6.25%		11/25/2037	6,862,608
12,712,283	Series 2007-A4-A1	6.25%		02/25/2038	4,006,901

	Indymac IMSC Mortgage Loan Trust
29,132,971	Series 2007-F1-2A1	6.50%		06/25/2037	7,797,944
257,696	Series 2007-F2-1A2	6.00%		07/25/2037	180,047
25,241,038	Series 2007-F2-2A1	6.50%		07/25/2037	7,761,215
2,868,685	Series 2007-HOA1-A11 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		07/25/2047	1,931,219

	Indymac INDA Mortgage Loan Trust
752,797	Series 2006-AR2-1A1	4.40%	(c)	09/25/2036	503,626
621,581	Series 2006-AR2-4A1	4.11%	(c)	09/25/2036	541,467
7,557,999	Series 2006-AR3-1A1	4.22%	(c)	12/25/2036	5,890,297
2,386,863	Series 2007-AR1-3A1	3.04%	(c)	03/25/2037	1,930,293
2,245,391	Series 2007-AR3-3A1	3.66%	(c)	07/25/2037	1,973,084

	Indymac Index Mortgage Loan Trust
5,344,585	Series 2005-AR15-A1	3.99%	(c)	09/25/2035	4,299,441
2,191,263	Series 2006-AR7-3A1	3.87%	(c)	05/25/2036	1,875,042
1,867,633	Series 2007-AR13-2A1	4.77%	(c)	07/25/2037	1,539,980
4,376,067	Series 2007-AR21-8A1	4.52%	(c)	09/25/2037	4,269,972

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Indymac Residential Asset Backed Trust
12,182,000	Series 2006-B-2A4 (CME Term SOFR 1 Month + 0.67%, 0.56% Floor)	6.00%		06/25/2036	10,604,163
8,528,139	Series 2006-D-2A4 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		11/25/2036	6,631,082
7,741,205	Series 2007-B-1A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		07/25/2037	3,162,556
7,741,205	Series 2007-B-1A2 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		07/25/2037	3,162,556

	JP Morgan Alternative Loan Trust
4,955,985	Series 2005-S1-2A11	6.00%		12/25/2035	3,323,253
1,588,783	Series 2005-S1-2A9	6.00%		12/25/2035	1,065,364
2,964,201	Series 2006-A2-1A1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 11.50% Cap)	5.80%		05/25/2036	2,308,808
2,117,786	Series 2006-S1-1A8	5.75%		03/25/2036	1,111,226
1,243,877	Series 2006-S2-A4	6.69%	(d)	05/25/2036	1,243,986

	JP Morgan Mortgage Acquisition Corp.
2,179,200	Series 2005-WMC1-M4 (CME Term SOFR 1 Month + 1.01%, 0.90% Floor)	6.34%		09/25/2035	1,978,529
5,416,148	Series 2006-CH2-AF3	5.46%	(d)	09/25/2029	3,288,547
9,351,745	Series 2006-HE3-A1 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	4.61%		11/25/2036	8,497,270
22,043,602	Series 2006-RM1-A3 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		08/25/2036	9,816,867
20,373,680	Series 2006-RM1-A4 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		08/25/2036	9,092,058
2,880,635	Series 2006-WF1-A5	6.91%	(d)	07/25/2036	826,418
4,131,374	Series 2006-WMC4-A1A (CME Term SOFR 1 Month + 0.24%, 0.13% Floor)	5.57%		12/25/2036	2,529,587
35,550,679	Series 2006-WMC4-A1B (CME Term SOFR 1 Month + 0.34%, 0.23% Floor)	5.67%		12/25/2036	4,876,021
13,274,167	Series 2007-CH1-AF5	4.55%	(d)	11/25/2036	12,843,435
9,690,000	Series 2007-CH3-M2 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		03/25/2037	8,418,761

	JP Morgan Mortgage Trust
64,812	Series 2005-A6-5A1	5.66%	(c)	08/25/2035	64,300
3,322,334	Series 2005-S1-1A2	6.50%		01/25/2035	3,315,121
339,364	Series 2005-S2-2A13	5.50%		09/25/2035	254,389
930,695	Series 2006-S2-3A3	6.00%		07/25/2036	312,474
3,400,001	Series 2006-S2-3A5	6.25%		07/25/2036	1,190,371
1,786,083	Series 2006-S3-1A2	6.00%		08/25/2036	532,514
7,213,983	Series 2006-S3-1A21 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 7.50% Cap)	5.82%		08/25/2036	1,552,939
7,213,983	Series 2006-S3-1A22 (-1 x CME Term SOFR 1 Month + 7.01%, 7.12% Cap)	1.68%	(f)(g)	08/25/2036	1,036,016
832,268	Series 2006-S3-1A9	6.00%		08/25/2036	248,138
5,703,391	Series 2006-S4-A3	6.00%		01/25/2037	2,269,269
2,375,277	Series 2006-S4-A5	6.00%		01/25/2037	948,884
5,571,164	Series 2006-S4-A8 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 7.00% Cap)	5.82%		01/25/2037	1,673,869
5,571,164	Series 2006-S4-A9 (-1 x CME Term SOFR 1 Month + 6.51%, 6.62% Cap)	1.18%	(f)(g)	01/25/2037	847,930
607,062	Series 2007-A2-2A1	5.31%	(c)	04/25/2037	442,935
2,121,430	Series 2007-A3-3A2M	4.43%	(c)	05/25/2037	1,863,786
6,146,993	Series 2007-S1-2A6	6.00%		03/25/2037	2,491,236
1,725,816	Series 2007-S3-1A1	5.50%		08/25/2037	759,542
3,916,092	Series 2007-S3-1A35	6.00%		08/25/2037	1,881,393
1,691,984	Series 2007-S3-1A64	7.50%		08/25/2037	591,551
659,023	Series 2007-S3-1A9	6.00%		08/25/2037	315,033
3,610,824	Series 2007-S3-1A96	6.00%		08/25/2037	1,726,835
4,116,057	Series 2007-S3-1A97	6.00%		08/25/2037	1,968,567

	JP Morgan Reremic
4,927,633	Series 2009-4-3A2	6.00%	(a)(c)	02/26/2037	2,412,826
16,376,315	Series 2009-7-7A1	7.00%	(a)(c)	09/27/2037	7,347,249

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	29

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,722,824	Series 2010-1-1A4	6.00%	(a)	02/26/2037	3,530,495
5,125,471	Series 2010-1-2A11	7.00%	(a)(c)	01/26/2037	2,323,363

	Legacy Mortgage Asset Trust
117,230,912	Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	98,383,861
28,844,714	Series 2020-GS1-A2	8.00%	(a)(d)(h)	10/25/2059	28,902,586
28,151,733	Series 2020-GS2-A2	8.00%	(a)(d)(h)	03/25/2060	28,208,214
24,000,000	Series 2021-GS4-A2	3.55%	(a)(d)	11/25/2060	22,882,980

	Lehman Brothers Holdings, Inc.
18,277,627	Series 2007-1-1A1 (CME Term SOFR 1 Month + 0.32%, 0.21% Floor)	5.65%	(a)	06/25/2037	12,925,225
5,603,322	Series 2007-1-2A4 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%	(a)	06/25/2037	3,685,143

	Lehman Mortgage Trust
1,478,018	Series 2005-2-3A5	5.50%		12/25/2035	768,617
1,005,738	Series 2005-2-5A5	5.75%		12/25/2035	686,606
1,741,874	Series 2005-3-2A1	6.00%		01/25/2036	1,436,406
148,188	Series 2005-3-2A3	5.50%		01/25/2036	116,612
796,092	Series 2005-3-2A7	6.00%		01/25/2036	656,423
921,577	Series 2006-1-1A1 (CME Term SOFR 1 Month + 0.86%, 0.75% Floor, 5.50% Cap)	5.50%		02/25/2036	404,948
2,764,731	Series 2006-1-1A2 (-1 x CME Term SOFR 1 Month + 4.64%, 4.75% Cap)	0.00%	(f)(g)	02/25/2036	130,905
1,933,565	Series 2006-1-3A1 (CME Term SOFR 1 Month + 0.86%, 0.75% Floor, 5.50% Cap)	5.50%		02/25/2036	1,217,914
1,933,565	Series 2006-1-3A2 (-1 x CME Term SOFR 1 Month + 4.64%, 4.75% Cap)	0.00%	(b)(f)(g)	02/25/2036	76,894
1,245,780	Series 2006-1-3A4	5.50%		02/25/2036	870,980
1,481,280	Series 2006-4-1A3 (-1 x CME Term SOFR 1 Month + 5.29%, 5.40% Cap)	0.00%	(f)(g)	08/25/2036	101,738
941,470	Series 2006-4-1A4	6.00%		08/25/2036	738,411
5,464,838	Series 2006-5-2A1 (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 7.50% Cap)	5.79%		09/25/2036	778,509
11,383,198	Series 2006-5-2A2 (-1 x CME Term SOFR 1 Month + 7.04%, 7.15% Cap)	1.71%	(f)(g)	09/25/2036	1,092,869
5,650,361	Series 2006-6-3A9	5.50%		10/25/2036	3,792,423
158,763	Series 2006-6-4A5	6.00%		12/25/2036	149,915
2,766,145	Series 2006-7-2A2 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		11/25/2036	642,562
10,217,736	Series 2006-7-2A5 (-1 x CME Term SOFR 1 Month + 6.44%, 6.55% Cap)	1.11%	(f)(g)	11/25/2036	949,130
1,668,734	Series 2006-9-1A19 (-5 x CME Term SOFR 1 Month + 30.16%, 30.68% Cap)	5.64%	(g)	01/25/2037	1,472,654
1,812,600	Series 2006-9-1A5 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 5.75% Cap)	5.75%		01/25/2037	973,503
5,419,500	Series 2006-9-1A6 (-1 x CME Term SOFR 1 Month + 5.04%, 5.15% Cap)	0.00%	(f)(g)	01/25/2037	304,124
3,435,028	Series 2006-9-2A1 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 7.00% Cap)	5.82%		01/25/2037	721,018
6,196,517	Series 2006-9-2A2 (-1 x CME Term SOFR 1 Month + 6.51%, 6.62% Cap)	1.18%	(f)(g)	01/25/2037	531,331
5,822,380	Series 2007-10-2A1	6.50%		01/25/2038	1,628,214
1,410,944	Series 2007-2-1A1	5.75%		02/25/2037	947,455
2,404,747	Series 2007-4-2A11 (CME Term SOFR 1 Month + 0.44%, 0.33% Floor, 7.00% Cap)	5.77%		05/25/2037	782,955
10,866,647	Series 2007-4-2A8 (-1 x CME Term SOFR 1 Month + 6.56%, 6.67% Cap)	1.23%	(f)(g)	05/25/2037	987,609
744,054	Series 2007-4-2A9 (CME Term SOFR 1 Month + 0.44%, 0.33% Floor, 7.00% Cap)	5.77%		05/25/2037	183,693
6,435,089	Series 2007-5-11A1	4.53%	(c)	06/25/2037	3,570,043
605,648	Series 2007-5-4A3 (-6 x CME Term SOFR 1 Month + 39.39%, 40.08% Cap)	7.42%	(g)	08/25/2036	678,561
601,977	Series 2007-5-7A3	7.50%		10/25/2036	230,792
64,515	Series 2007-6-1A8	6.00%		07/25/2037	57,432
5,740,551	Series 2007-9-2A2	6.50%		10/25/2037	1,520,716
3,212,717	Series 2008-2-1A6	6.00%		03/25/2038	1,013,354

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
	Lehman XS Trust
4,611,944	Series 2005-2-2A3B	5.94%	(d)	08/25/2035	4,076,372
78,351	Series 2005-4-2A3A	5.50%	(d)	10/25/2035	150,221
6,807,151	Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	6.15%		02/25/2036	5,831,174
5,337,317	Series 2006-3-A3 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor)	6.04%		03/25/2036	5,159,038
6,352,369	Series 2006-5-1A1A (CME Term SOFR 1 Month + 0.53%, 0.42% Floor)	5.86%		04/25/2036	5,239,382
32,652	Series 2006-5-2A4A	6.39%	(d)	04/25/2036	38,876
7,638,726	Series 2006-GP3-1A1 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor)	5.84%		06/25/2046	6,866,952
4,311,098	Series 2007-1-2A1	7.00%	(c)	02/25/2037	4,233,323
9,327,759	Series 2007-12N-1A3A (CME Term SOFR 1 Month + 0.51%, 0.40% Floor)	5.84%		07/25/2047	8,941,242
9,157,581	Series 2007-15N-4A1 (CME Term SOFR 1 Month + 1.01%, 0.90% Floor)	6.34%		08/25/2047	7,481,507

	LHOME Mortgage Trust
16,073,208	Series 2021-RTL2-A1	3.09%	(a)(d)	06/25/2026	16,047,391

	Long Beach Mortgage Loan Trust
13,268,713	Series 2006-2-2A4 (CME Term SOFR 1 Month + 0.69%, 0.58% Floor)	6.02%		03/25/2046	4,807,018
47,575,641	Series 2006-3-2A3 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		05/25/2046	14,817,657
4,849,785	Series 2006-3-2A4 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		05/25/2046	1,510,415
15,019,279	Series 2006-5-2A4 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		06/25/2036	7,123,459
25,017,637	Series 2006-6-1A (CME Term SOFR 1 Month + 0.40%, 0.29% Floor)	5.73%		07/25/2036	17,249,838
11,641,962	Series 2006-WL1-M2 (CME Term SOFR 1 Month + 0.79%, 0.68% Floor)	6.12%		01/25/2046	10,746,146

	Luminent Mortgage Trust
1,471,535	Series 2005-1-A1 (CME Term SOFR 1 Month + 0.63%, 0.52% Floor, 11.50% Cap)	5.96%		11/25/2035	1,383,720

	Master Resecuritization Trust
12,996,450	Series 2008-1-A1	6.00%	(a)(b)(c)	09/27/2037	8,921,769
6,412,717	Series 2008-4-A1	6.00%	(a)(c)	06/27/2036	4,941,565

	Mastr Adjustable Rate Mortgages Trust
2,235,216	Series 2005-2-2A1	3.86%	(c)	03/25/2035	1,907,935
721,435	Series 2005-6-5A1	3.25%	(c)	07/25/2035	621,271
4,717,793	Series 2007-1-2A1	4.62%	(c)	11/25/2036	2,529,444

	MASTR Alternative Loans Trust
6,628,434	Series 2004-9-M2	6.26%	(d)	08/25/2034	5,354,398
1,111,612	Series 2005-2-3A1	6.00%		03/25/2035	964,182
46,782	Series 2005-5-2A3	5.50%		07/25/2025	43,902
6,625,620	Series 2005-5-3A1	5.75%		08/25/2035	3,339,034
1,433,229	Series 2005-6-1A5	5.50%		12/25/2035	949,098
1,250,930	Series 2006-3-1A2	6.25%		07/25/2036	685,574
719,700	Series 2007-1-1A5	5.75%		10/25/2036	671,947
3,703,696	Series 2007-1-2A7	6.00%		10/25/2036	1,097,638

	Mastr Asset Backed Securities Trust
1,948,466	Series 2003-OPT1-M3 (CME Term SOFR 1 Month + 4.24%, 4.13% Floor)	9.57%		12/25/2032	1,856,121
6,026,698	Series 2006-AM2-A3 (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		06/25/2036	5,403,263
8,032,027	Series 2007-HE1-A3 (CME Term SOFR 1 Month + 0.32%, 0.21% Floor)	5.65%		05/25/2037	7,663,612
13,101,948	Series 2007-WMC1-A1 (CME Term SOFR 1 Month + 0.40%, 0.29% Floor)	5.73%		01/25/2037	3,619,370

	MASTR Asset Securitization Trust
1,307,272	Series 2006-1-1A4	5.75%		05/25/2036	785,265
1,042,827	Series 2006-2-1A11 (CME Term SOFR 1 Month + 6.00%, 6.00% Floor)	6.00%		06/25/2036	622,400
2,421,256	Series 2007-1-1A3	6.25%		11/25/2037	1,030,959

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	31

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mastr Seasoned Securities Trust
1,138,299	Series 2005-2-1A4	6.00%		10/25/2032	1,105,936
451,983	Series 2005-2-2A1 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 7.50% Cap)	5.84%		10/25/2032	411,788

	Merrill Lynch Alternative Note Asset
19,809,731	Series 2007-A3-A2A (CME Term SOFR 1 Month + 0.33%, 0.22% Floor)	5.66%		04/25/2037	7,214,520
10,158,808	Series 2007-A3-A2B (CME Term SOFR 1 Month + 0.53%, 0.42% Floor)	5.86%		04/25/2037	3,699,504
14,080,227	Series 2007-A3-A2C (CME Term SOFR 1 Month + 0.75%, 0.64% Floor)	6.08%		04/25/2037	5,131,933
12,927,876	Series 2007-F1-2A4 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 7.00% Cap)	5.76%		03/25/2037	3,694,647
12,927,876	Series 2007-F1-2A5 (-1 x CME Term SOFR 1 Month + 6.57%, 6.68% Cap)	1.24%	(f)(g)	03/25/2037	1,697,863
28,554,161	Series 2007-OAR5-1A1	3.53%	(c)	10/25/2047	8,618,220

	Merrill Lynch First Franklin Mortgage Loan Trust
2,078,927	Series 2007-H1-1A2 (CME Term SOFR 1 Month + 3.61%, 3.50% Floor)	8.94%		10/25/2037	1,906,808

	Merrill Lynch Mortgage Investors, Inc.
16,566,095	Series 2005-AR1-M2 (CME Term SOFR 1 Month + 1.12%, 1.01% Floor)	6.45%		06/25/2036	12,871,591
7,856,820	Series 2006-AR1-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%	(a)	03/25/2037	2,219,344
694,491	Series 2006-F1-1A2	6.00%		04/25/2036	304,498
22,043,764	Series 2006-FM1-A1 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	4.60%		04/25/2037	12,889,233
10,277,127	Series 2006-HE3-A4 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		06/25/2037	2,602,720
7,512,307	Series 2006-HE4-A2B (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		07/25/2037	1,767,498
74,695,349	Series 2007-HE2-A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		02/25/2037	35,176,595
8,338,649	Series 2007-HE3-A1 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		04/25/2047	3,412,471
7,114,136	Series 2007-HE3-A3 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		04/25/2047	2,911,309
2,979,822	Series 2007-HE3-A4 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		04/25/2047	1,219,429
48,290,416	Series 2007-MLN1-A1 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		03/25/2037	35,819,431

	MFRA Trust
13,500,028	Series 2021-NPL1-A1	5.36%	(a)(d)	03/25/2060	13,382,305

	Morgan Stanley ABS Capital I, Inc.
16,640,916	Series 2006-HE7-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		09/25/2036	7,170,562
22,081,958	Series 2006-HE7-A2D (CME Term SOFR 1 Month + 0.57%, 0.46% Floor)	5.90%		09/25/2036	9,514,844
13,143,728	Series 2006-NC2-M1 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		02/25/2036	11,975,602
5,687,975	Series 2007-HE4-A1 (CME Term SOFR 1 Month + 0.24%, 0.13% Floor)	5.57%	(a)	02/25/2037	2,490,695

	Morgan Stanley Home Equity Loan Trust
24,787,425	Series 2007-1-A4 (CME Term SOFR 1 Month + 0.33%, 0.22% Floor)	5.66%		12/25/2036	12,130,554

	Morgan Stanley IXIS Real Estate Capital Trust
5,055,435	Series 2006-2-AFPT (CME Term SOFR 1 Month + 0.18%, 0.07% Floor)	5.51%		11/25/2036	1,646,850

	Morgan Stanley Mortgage Loan Trust
590,783	Series 2005-10-1A1 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 5.75% Cap)	5.75%		12/25/2035	355,149
1,480,187	Series 2005-10-1A6	5.75%		12/25/2035	987,361
1,809,760	Series 2005-10-2A1	5.28%	(c)	12/25/2035	1,646,562
4,541,096	Series 2006-11-1A6	6.73%	(d)	08/25/2036	855,550
6,631,957	Series 2006-11-2A1	6.00%		08/25/2036	2,800,860

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,608,790	Series 2006-16AX-2A2 (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		11/25/2036	1,903,871
5,171,467	Series 2006-17XS-A3A	6.15%	(d)	10/25/2046	1,540,163
1,782,258	Series 2006-17XS-A6	6.08%	(d)	10/25/2046	435,594
1,705,951	Series 2006-2-2A3	5.75%		02/25/2036	1,533,150
14,655,303	Series 2006-7-3A	5.20%	(c)	06/25/2036	8,289,778
1,412,419	Series 2006-7-4A4	6.00%		06/25/2036	663,856
1,429,829	Series 2006-7-4A7	6.00%		06/25/2036	672,041
2,857,280	Series 2007-13-6A1	6.00%		10/25/2037	1,534,778
3,156,598	Series 2007-14AR-2A3	3.66%	(c)	10/25/2037	1,799,120
2,849,666	Series 2007-1XS-2A3	6.42%	(d)	09/25/2046	616,294
1,886,336	Series 2007-1XS-2A4A	6.58%	(d)	09/25/2046	495,801
242,115	Series 2007-3XS-1A2A	6.12%	(d)	01/25/2047	219,821
5,137,029	Series 2007-3XS-2A3S	6.36%	(d)	01/25/2047	1,864,145
3,004,678	Series 2007-3XS-2A4S	6.46%	(d)	01/25/2047	1,077,316

	Morgan Stanley Reremic Trust
3,370,241	Series 2010-R5-4B	4.11%	(a)(d)	06/26/2036	3,168,545
5,804,254	Series 2010-R5-5B	3.35%	(a)(d)	01/26/2037	5,217,423
9,441,793	Series 2010-R9-3C	6.00%	(a)(b)(c)	11/26/2036	7,295,740
7,232,975	Series 2012-R4-1B (CME Term SOFR 1 Month + 0.11%)	3.34%	(a)	08/26/2036	5,307,837
6,057,449	Series 2013-R2-1B	3.98%	(a)(b)(c)	10/26/2036	5,052,849
1,273,065	Series 2014-R7-B1	4.17%	(a)(c)	01/26/2051	1,258,710
5,018,402	Series 2014-R7-B2	4.17%	(a)(c)(h)	01/26/2051	4,654,080

	Morgan Stanley Residential Mortgage Loan Trust
18,961,848	Series 2020-RPL1-A1	5.69%	(a)(c)	10/25/2060	18,789,924

	New Century Alternative Mortgage Loan Trust
9,507,637	Series 2006-ALT1-AF3	6.17%	(c)	07/25/2036	2,008,143
12,128,053	Series 2006-ALT2-AF5	4.69%	(d)	10/25/2036	2,392,012

	New Century Home Equity Loan Trust
17,829,000	Series 2005-4-M5 (CME Term SOFR 1 Month + 1.13%, 1.02% Floor, 12.50% Cap)	6.46%		09/25/2035	16,535,365
12,500,000	Series 2006-1-A2C (CME Term SOFR 1 Month + 0.67%, 0.56% Floor, 12.50% Cap)	6.00%		05/25/2036	11,217,569

	New York Mortgage Trust, Inc.
219,832	Series 2005-2-A (CME Term SOFR 1 Month + 0.77%, 0.66% Floor, 10.50% Cap)	6.10%		08/25/2035	197,454

	Nomura Asset Acceptance Corp.
20,468	Series 2005-AP1-2A5	5.36%	(d)	02/25/2035	19,954
12,688,021	Series 2006-AF1-1A2	6.16%	(c)	05/25/2036	2,357,328
2,578,432	Series 2006-AF1-1A3	6.41%	(c)	05/25/2036	478,568
14,099,024	Series 2006-AP1-A2	5.52%	(c)	01/25/2036	4,278,817
2,383,032	Series 2006-AP1-A3	5.65%	(c)	01/25/2036	722,961
1,116,073	Series 2006-WF1-A2	5.76%	(c)	06/25/2036	293,968

	Nomura Home Equity Loan, Inc.
14,713,946	Series 2006-AF1-A2	6.30%	(d)	10/25/2036	3,206,850
2,521,275	Series 2007-1-1A1	6.56%	(d)	02/25/2037	683,631
12,566,616	Series 2007-1-1A3	6.49%	(d)	02/25/2037	3,407,995

	Nomura Resecuritization Trust
2,789,985	Series 2014-1R-6A7	6.36%	(a)(c)	08/26/2036	2,225,013
4,166,681	Series 2014-2R-4A9	4.07%	(a)(d)	07/26/2036	3,643,487
7,451,981	Series 2015-4R-5A2 (CME Term SOFR 1 Month + 0.54%, 0.43% Floor)	3.04%	(a)(h)	03/26/2036	5,182,744

	Novastar Home Equity Loan
14,340,514	Series 2005-3-M4 (CME Term SOFR 1 Month + 1.00%, 0.89% Floor, 11.00% Cap)	6.33%		01/25/2036	11,777,496
7,412,253	Series 2006-3-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 11.00% Cap)	5.76%		10/25/2036	3,902,359

	NRZ Excess Spread-Collateralized Notes
37,277,614	Series 2020-PLS1-A	3.84%	(a)	12/25/2025	35,759,095
28,078,524	Series 2021-FHT1-A	3.10%	(a)	07/25/2026	26,212,810

	Onslow Bay Mortgage Loan Trust
9,694,000	Series 2021-NQM3-M1	2.33%	(a)(c)	07/25/2061	5,508,866

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	33

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Option One Mortgage Loan Trust
721,028	Series 2004-3-M3 (CME Term SOFR 1 Month + 1.09%, 0.98% Floor)	6.42%		11/25/2034	714,032
5,500,467	Series 2007-1-2A3 (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		01/25/2037	3,237,619
51,609,217	Series 2007-6-1A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		07/25/2037	44,439,097

	PennyMac Mortgage Investment Trust
32,907,674	Series 2019-2R-A (CME Term SOFR 1 Month + 3.86%, 2.75% Floor)	9.20%	(a)	05/30/2025	32,956,779
8,206,318	Series 2019-3R-A (US 30 Day Average Secured Overnight Financing Rate + 3.81%, 2.70% Floor)	9.14%	(a)	11/27/2031	8,222,370
24,594,917	Series 2020-1R-A (US 30 Day Average Secured Overnight Financing Rate + 3.46%, 2.35% Floor)	8.79%	(a)	02/25/2025	24,524,536
67,663,000	Series 2021-FT1-A (CME Term SOFR 1 Month + 3.11%, 3.12% Floor)	8.44%	(a)	03/25/2026	68,514,708

	People’s Choice Home Loan Securities Trust
10,080,000	Series 2005-1-M5 (CME Term SOFR 1 Month + 1.61%, 1.50% Floor, 15.00% Cap)	6.94%		01/25/2035	7,244,980

	PHH Alternative Mortgage Trust
2,827,736	Series 2007-1-1A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 10.10% Cap)	5.76%		02/25/2037	2,063,945
6,547,059	Series 2007-2-2A1	6.00%		05/25/2037	5,460,086
3,054,964	Series 2007-2-2A2	6.00%		05/25/2037	2,547,765
170,513	Series 2007-2-3A1	6.00%		05/25/2037	149,547

	PR Mortgage Loan Trust
108,539,570	Series 2014-1-APT	5.86%	(a)(c)	10/25/2049	100,352,885

	Pretium Mortgage Credit Partners LLC
41,137,130	Series 2021-NPL1-A1	5.24%	(a)(d)	09/27/2060	40,704,742
23,400,798	Series 2021-NPL5-A1	2.49%	(a)(d)	10/25/2051	22,947,705
14,674,089	Series 2021-RN2-A1	1.74%	(a)(d)	07/25/2051	14,225,207
29,145,513	Series 2021-RN4-A1	2.49%	(a)(c)	10/25/2051	28,558,032

	Prime Mortgage Trust
4,435,088	Series 2006-DR1-2A1	5.50%	(a)	05/25/2035	4,036,596
2,495,811	Series 2006-DR1-2A2	6.00%	(a)	05/25/2035	2,124,782

	Progress Residential Trust
56,990,150	Series 2021-SFR10-E1	3.57%	(a)	12/17/2040	50,636,113
23,650,636	Series 2021-SFR10-E2	3.67%	(a)	12/17/2040	20,936,326
12,810,761	Series 2021-SFR10-F	4.61%	(a)	12/17/2040	11,352,767
29,000,000	Series 2021-SFR2-E1	2.55%	(a)	04/19/2038	26,652,467
20,000,000	Series 2021-SFR2-E2	2.65%	(a)	04/19/2038	18,376,682
62,271,000	Series 2021-SFR2-F	3.40%	(a)	04/19/2038	56,977,853
7,000,000	Series 2021-SFR5-E1	2.21%	(a)	07/17/2038	6,348,689
25,000,000	Series 2021-SFR8-E1	2.38%	(a)	10/17/2038	22,477,808
23,900,000	Series 2021-SFR8-E2	2.53%	(a)	10/17/2038	21,443,011
19,900,000	Series 2021-SFR8-F	3.18%	(a)	10/17/2038	17,840,251

	PRPM LLC
5,714,963	Series 2020-4-A2	8.19%	(a)(d)(h)	10/25/2025	5,718,792
163,073,784	Series 2021-10-A1	2.49%	(a)(d)	10/25/2026	160,714,757
79,221,114	Series 2021-11-A1	2.49%	(a)(d)	11/25/2026	77,829,903
65,168,612	Series 2021-2-A1	5.12%	(a)(c)	03/25/2026	64,600,674
7,100,000	Series 2021-2-A2	6.77%	(a)(c)	03/25/2026	6,995,455
40,770,810	Series 2021-6-A1	1.79%	(a)(d)	07/25/2026	39,687,476
36,598,387	Series 2021-7-A1	1.87%	(a)(d)	08/25/2026	35,506,690

	Racers
13,085,000	Series 2006-2-M2 (CME Term SOFR 1 Month + 0.40%, 0.29% Floor)	5.73%		09/25/2036	9,797,932

	RALI Trust
14,333,350	Series 2005-QA11-4A1	5.37%	(c)	10/25/2035	10,465,916
7,554,442	Series 2005-QA13-2A1	5.28%	(c)	12/25/2035	6,473,816
5,542,772	Series 2005-QA3-CB1	4.29%	(c)	03/25/2035	2,295,987
175,300	Series 2005-QS12-A11 (-11 x CME Term SOFR 1 Month + 49.89%, 51.15% Cap)	0.00%	(g)	08/25/2035	143,592
716,453	Series 2005-QS13-1A6	5.50%		09/25/2035	581,777

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,468,662	Series 2005-QS13-2A1 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 5.75% Cap)	5.75%		09/25/2035	1,157,235
6,021,512	Series 2005-QS13-2A2 (-1 x CME Term SOFR 1 Month + 4.94%, 5.05% Cap)	0.00%	(f)(g)	09/25/2035	210,480
4,891,923	Series 2005-QS14-2A1	6.00%		09/25/2035	1,634,625
1,187,150	Series 2005-QS15-2A	6.00%		10/25/2035	985,096
1,352,897	Series 2005-QS15-3A	6.00%		10/25/2035	1,124,546
1,270,668	Series 2005-QS16-A1 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 5.50% Cap)	5.50%		11/25/2035	1,025,888
1,270,448	Series 2005-QS16-A2 (-1 x CME Term SOFR 1 Month + 4.69%, 4.80% Cap)	0.00%	(f)(g)	11/25/2035	26,629
722,047	Series 2005-QS17-A1	6.00%		12/25/2035	625,474
747,129	Series 2005-QS17-A10	6.00%		12/25/2035	647,201
2,092,644	Series 2005-QS17-A11	6.00%		12/25/2035	1,812,755
1,487,385	Series 2005-QS17-A2 (CME Term SOFR 1 Month + 0.96%, 0.85% Floor, 6.00% Cap)	6.00%		12/25/2035	1,223,766
1,487,385	Series 2005-QS17-A4 (-1 x CME Term SOFR 1 Month + 5.04%, 5.15% Cap)	0.00%	(f)(g)	12/25/2035	50,939
1,196,796	Series 2005-QS17-A6	6.00%		12/25/2035	1,036,726
504,348	Series 2005-QS5-A3	5.70%		04/25/2035	491,774
576,083	Series 2006-QS1-A6 (-8 x CME Term SOFR 1 Month + 41.98%, 42.86% Cap)	1.12%	(g)	01/25/2036	496,997
1,875,432	Series 2006-QS10-A1	6.00%		08/25/2036	1,537,681
576,714	Series 2006-QS10-A4	5.75%		08/25/2036	466,332
4,307,718	Series 2006-QS11-1A1	6.50%		08/25/2036	3,462,073
1,081,121	Series 2006-QS12-1A1	6.50%		09/25/2036	483,747
1,683,102	Series 2006-QS12-2A18	5.75%		09/25/2036	1,345,221
2,625,461	Series 2006-QS14-A18	6.25%		11/25/2036	2,097,599
1,159,267	Series 2006-QS15-A1	6.50%		10/25/2036	971,884
487,759	Series 2006-QS16-A10	6.00%		11/25/2036	366,648
1,734,394	Series 2006-QS16-A11	6.00%		11/25/2036	1,303,915
1,382,476	Series 2006-QS16-A7	6.00%		11/25/2036	1,039,205
547,105	Series 2006-QS16-A8	6.00%		11/25/2036	411,258
216,500	Series 2006-QS16-A9	6.00%		11/25/2036	162,743
1,015,003	Series 2006-QS17-A4	6.00%		12/25/2036	820,929
5,638,916	Series 2006-QS17-A5	6.00%		12/25/2036	4,560,726
3,882,612	Series 2006-QS3-1A11	6.00%		03/25/2036	3,273,793
964,615	Series 2006-QS4-A8 (-790 x CME Term SOFR 1 Month + 5,052.56%, 0.10% Floor, 8.00% Cap)	8.00%	(g)	04/25/2036	810,626
3,815,268	Series 2006-QS4-A9	6.00%		04/25/2036	2,989,266
2,276,224	Series 2006-QS5-A3	6.00%		05/25/2036	1,827,312
6,784,004	Series 2006-QS5-A4	6.00%		05/25/2036	5,446,078
1,188,435	Series 2006-QS6-1A16	6.00%		06/25/2036	903,437
1,724,160	Series 2006-QS6-1A2	6.00%		06/25/2036	1,310,691
3,367,814	Series 2006-QS8-A1	6.00%		08/25/2036	2,724,319
5,840,282	Series 2006-QS8-A5 (-1 x CME Term SOFR 1 Month + 5.44%, 5.55% Cap)	0.11%	(f)(g)	08/25/2036	360,715
2,104,887	Series 2006-QS9-1A6 (-1 x CME Term SOFR 1 Month + 5.19%, 5.30% Cap)	0.00%	(f)(g)	07/25/2036	90,158
20,882,326	Series 2007-QA5-1A1	6.04%	(c)	09/25/2037	13,303,846
24,439,844	Series 2007-QH5-AII (CME Term SOFR 1 Month + 0.57%, 0.46% Floor)	5.90%		06/25/2037	10,295,534
9,453,675	Series 2007-QH7-2A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor)	6.04%		08/25/2037	8,434,031
7,238,529	Series 2007-QS1-1A2 (-1 x CME Term SOFR 1 Month + 5.34%, 5.45% Cap)	0.01%	(f)(g)	01/25/2037	332,815
728,635	Series 2007-QS1-1A4	6.00%		01/25/2037	557,690
1,757,620	Series 2007-QS1-2A10	6.00%		01/25/2037	1,322,721
21,137,375	Series 2007-QS10-A1	6.50%		09/25/2037	16,726,171
2,254,634	Series 2007-QS11-A1	7.00%		10/25/2037	1,739,114
2,336,424	Series 2007-QS2-A6	6.25%		01/25/2037	1,893,568
12,177,860	Series 2007-QS3-A1	6.50%		02/25/2037	9,803,015
1,941,836	Series 2007-QS3-A4	6.25%		02/25/2037	1,537,411
3,191,596	Series 2007-QS4-3A3	6.00%		03/25/2037	2,635,278

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	35

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,298,303	Series 2007-QS5-A1	5.50%		03/25/2037	997,631
535,603	Series 2007-QS5-A5 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor, 7.00% Cap)	5.74%		03/25/2037	386,551
1,778,860	Series 2007-QS5-A8 (-1 x CME Term SOFR 1 Month + 6.59%, 6.70% Cap)	1.26%	(f)(g)	03/25/2037	218,752
1,444,382	Series 2007-QS6-A102	5.75%		04/25/2037	1,126,028
464,411	Series 2007-QS6-A13 (-8 x CME Term SOFR 1 Month + 54.05%, 55.00% Cap)	9.63%	(g)	04/25/2037	529,461
2,068,242	Series 2007-QS6-A45	5.75%		04/25/2037	1,612,383
3,296,138	Series 2007-QS6-A6	6.25%		04/25/2037	2,647,213
227,654	Series 2007-QS6-A77 (-8 x CME Term SOFR 1 Month + 54.88%, 55.83% Cap)	10.47%	(g)	04/25/2037	267,101
5,336,233	Series 2007-QS7-2A1	6.75%		06/25/2037	2,252,795
12,443,453	Series 2007-QS9-A33	6.50%		07/25/2037	9,660,222

	RAMP Trust
1,428,485	Series 2004-RS7-A3	5.53%	(c)	07/25/2034	1,224,832
6,359,025	Series 2006-RS2-A3A (CME Term SOFR 1 Month + 0.41%, 0.30% Floor, 14.00% Cap)	6.04%		03/25/2036	6,193,042
12,278,236	Series 2006-RS3-A4 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor, 14.00% Cap)	6.04%		05/25/2036	10,221,522
12,410,749	Series 2006-RS6-A4 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		11/25/2036	9,961,181

	RASC Trust
3,860,296	Series 2005-KS4-M5 (CME Term SOFR 1 Month + 1.31%, 1.80% Floor)	7.24%		05/25/2035	3,782,943
5,643,386	Series 2007-EMX1-A13 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor, 14.00% Cap)	5.64%		01/25/2037	5,566,498

	RBSGC Mortgage Pass Through Certificates
11,377,557	Series 2008-B-A1	6.00%	(a)	06/25/2037	9,788,512

	RBSSP Resecuritization Trust
1,318,178	Series 2009-12-17A2	5.60%	(a)(c)	10/25/2035	1,292,116
13,715,643	Series 2009-12-20A2	4.96%	(a)(b)(c)	12/25/2035	11,613,825
2,904,675	Series 2010-4-7A2	6.00%	(a)	07/26/2037	1,442,880

	Redwood Funding Trust
53,821,878	Series 2019-1-PT	4.97%	(a)(d)	09/27/2024	53,861,400

	Redwood Trust, Inc.
37,936,601	Series 2020-1-PT	7.21%	(a)(d)	02/17/2025	36,438,560
55,526,022	Series 2021-1-PT	4.75%	(a)(d)	06/19/2026	52,742,780

	Regional Management Issuance Trust
66,658,473	Series 2017-RPL2-CERT	0.00%	(a)(b)(c)	02/25/2056	49,752,538

	Renaissance Home Equity Loan Trust
5,355,649	Series 2006-1-AF6	5.75%	(d)	05/25/2036	2,556,774
2,062,139	Series 2006-2-AF5	6.25%	(d)	08/25/2036	875,880
17,385,181	Series 2006-3-AF3	5.59%	(d)	11/25/2036	5,914,159
18,049,871	Series 2006-3-AF4	5.81%	(d)	11/25/2036	6,383,705
2,933,947	Series 2006-3-AF5	6.12%	(d)	11/25/2036	1,091,794
8,192,822	Series 2007-1-AF1	5.74%	(d)	04/25/2037	2,215,041
5,779,950	Series 2007-1-AF1Z	5.35%	(d)	04/25/2037	1,475,445
3,486,895	Series 2007-1-AF2	5.51%	(d)	04/25/2037	904,915
5,072,268	Series 2007-1-AF3	5.61%	(d)	04/25/2037	1,340,229
2,781,357	Series 2007-1-AF4	5.76%	(d)	04/25/2037	754,477
8,232,817	Series 2007-1-AF5	5.91%	(d)	04/25/2037	2,290,988

	Renaissance NIM Trust
10,257,172	Series 2006-4-AF4	5.47%	(d)	01/25/2037	3,466,939
20,198,460	Series 2006-4-AF5	5.69%	(d)	01/25/2037	7,093,087
17,696,892	Series 2007-2-AF2	5.68%	(d)	06/25/2037	4,559,247
22,755,581	Series 2007-2-AF5	6.20%	(d)	06/25/2037	6,502,441

	Residential Asset Securitization Trust
4,379,342	Series 2005-A11-2A4	6.00%		10/25/2035	1,916,744
1,109,448	Series 2005-A12-A7 (-1 x CME Term SOFR 1 Month + 4.89%, 5.00% Cap)	0.00%	(f)(g)	11/25/2035	69,692
1,405,296	Series 2005-A12-A8 (CME Term SOFR 1 Month + 0.66%, 0.55% Floor, 5.50% Cap)	5.50%		11/25/2035	710,548
1,499,820	Series 2005-A15-1A7	6.00%		02/25/2036	1,400,481

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,927,257	Series 2005-A15-5A3	5.75%		02/25/2036	2,515,925
7,093,234	Series 2005-A16-A1	5.00%		02/25/2036	2,742,592
2,750,190	Series 2005-A8CB-A11	6.00%		07/25/2035	1,766,025
2,780,470	Series 2005-A8CB-A2 (-1 x CME Term SOFR 1 Month + 4.89%, 5.00% Cap)	0.00%	(f)(g)	07/25/2035	127,937
644,047	Series 2006-A1-1A3	6.00%		04/25/2036	278,244
10,250,699	Series 2006-A1-3A2	6.00%		04/25/2036	4,743,024
4,929,117	Series 2006-A10-A5	6.50%		09/25/2036	1,661,595
6,991,296	Series 2006-A12-A1	6.25%		11/25/2036	2,578,089
7,171,989	Series 2006-A13-A1	6.25%		12/25/2036	2,539,142
14,025,993	Series 2006-A14C-2A6 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		12/25/2036	3,096,499
30,953,262	Series 2006-A14C-2A7 (-1 x CME Term SOFR 1 Month + 6.44%, 6.55% Cap)	1.11%	(f)(g)	12/25/2036	3,710,717
5,471,283	Series 2006-A2-A11	6.00%		01/25/2046	2,253,777
3,812,659	Series 2006-A2-A4	6.00%		01/25/2046	1,563,259
3,168,681	Series 2006-A2-A9	6.00%		01/25/2046	1,299,217
2,250,431	Series 2006-A8-1A1	6.00%		08/25/2036	1,242,481
4,485,082	Series 2006-R1-A1 (-4 x CME Term SOFR 1 Month + 27.94%, 28.40% Cap)	6.62%	(b)(g)	01/25/2046	3,459,003
19,262,060	Series 2007-A2-1A2	6.00%		04/25/2037	10,225,319
716,817	Series 2007-A3-1A2 (-8 x CME Term SOFR 1 Month + 45.51%, 46.38% Cap)	4.65%	(g)	04/25/2037	774,810
22,895,372	Series 2007-A5-1A4 (-1 x CME Term SOFR 1 Month + 5.99%, 6.10% Cap)	0.66%	(f)(g)	05/25/2037	1,041,298
5,882,095	Series 2007-A5-1A6 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 6.50% Cap)	5.84%		05/25/2037	829,012
4,008,885	Series 2007-A5-2A3	6.00%		05/25/2037	2,041,627
1,756,890	Series 2007-A5-2A5	6.00%		05/25/2037	894,741
7,476,228	Series 2007-A6-1A2	6.00%		06/25/2037	3,836,998
7,757,643	Series 2007-A7-A1	6.00%		07/25/2037	2,959,091
34,123,095	Series 2007-A7-A2	6.00%		07/25/2037	13,015,985
15,119,223	Series 2007-A7-A6	6.00%		07/25/2037	5,767,108

	Residential Mortgage Loan Trust
6,300,000	Series 2020-2-M1	3.57%	(a)(c)	05/25/2060	5,570,105

	RFMSI Trust
3,637,437	Series 2006-S10-1A1	6.00%		10/25/2036	2,733,551
1,062,347	Series 2006-S5-A12	6.00%		06/25/2036	872,809
72,733	Series 2006-S5-A15	6.00%		06/25/2036	59,756
2,224,915	Series 2006-S9-A1	6.25%		09/25/2036	1,716,247
2,593,752	Series 2007-S1-A7	6.00%		01/25/2037	1,944,327
1,356,093	Series 2007-S2-A1	6.00%		02/25/2037	1,033,002
1,527,788	Series 2007-S2-A4	6.00%		02/25/2037	1,163,791
2,852,206	Series 2007-S2-A5	6.00%		02/25/2037	2,172,664
445,705	Series 2007-S2-A9	6.00%		02/25/2037	339,515
1,457,663	Series 2007-S3-1A4	6.00%		03/25/2037	1,041,160
1,367,627	Series 2007-S4-A1	6.00%		04/25/2037	1,040,220
765,911	Series 2007-S4-A2	6.00%		04/25/2037	582,552
10,191,730	Series 2007-S5-A1	6.00%		05/25/2037	8,202,394
2,953,604	Series 2007-S5-A8	6.00%		05/25/2037	2,377,689
1,166,396	Series 2007-S6-2A4	6.00%		06/25/2037	857,789
7,794,177	Series 2007-S7-A20	6.00%		07/25/2037	5,950,885
3,940,901	Series 2007-S8-1A1	6.00%		09/25/2037	2,626,288
221,604	Series 2007-SA1-4A	4.55%	(c)	02/25/2037	202,461
2,635,424	Series 2007-SA2-2A1	5.39%	(c)	04/25/2037	2,206,447

	Rithm Capital Corp.
62,504,400	Series 2020-RPL1-M1	3.25%	(a)(c)	11/25/2059	54,011,840
16,345,550	Series 2020-RPL1-M2	3.50%	(a)(c)	11/25/2059	13,982,408

	Securitized Asset Backed Receivables LLC
3,478,058	Series 2006-NC3-A2B (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		09/25/2036	1,215,107
5,365,070	Series 2007-BR3-A2A (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		04/25/2037	3,556,736
5,243,518	Series 2007-BR3-A2B (CME Term SOFR 1 Month + 0.55%, 0.44% Floor)	5.88%		04/25/2037	3,476,024
14,336,405	Series 2007-BR4-A2B (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		05/25/2037	8,772,170

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	37

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Securitized Mortgage Asset Loan Trust
181,516,151	Series 2015-1-PC	2.41%	(a)(c)	02/25/2054	151,109,780

	Sequoia Mortgage Trust
49,834	Series 2003-4-2A1 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 11.50% Cap)	6.14%		07/20/2033	48,304

	SG Mortgage Securities Trust
3,331,635	Series 2006-FRE1-A1A (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		02/25/2036	3,218,728
2,435,282	Series 2006-FRE1-A2C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%		02/25/2036	1,235,934

	Soundview Home Equity Loan Trust
11,267,178	Series 2007-NS1-M1 (CME Term SOFR 1 Month + 0.46%, 0.35% Floor)	5.79%		01/25/2037	10,311,324
3,206,370	Series 2007-OPT1-2A2 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor)	5.59%		06/25/2037	2,104,668
5,670,639	Series 2007-OPT3-1A1 (CME Term SOFR 1 Month + 0.28%, 0.17% Floor)	5.61%		08/25/2037	4,743,775
18,112,838	Series 2007-OPT4-1A1 (CME Term SOFR 1 Month + 1.11%, 1.00% Floor)	6.44%		09/25/2037	12,455,527
41,937,282	Series 2007-WM1W-2A1 (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	4.45%	(b)	02/25/2037	33,072,231

	Specialty Underwriting & Residential Finance
3,743,072	Series 2006-BC2-A2B	4.25%	(d)	02/25/2037	1,324,331
12,916,570	Series 2007-AB1-A2C (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		03/25/2037	7,079,586

	Spruce Hill Mortgage Loan Trust
9,309,606	Series 2020-SH1-M1	3.22%	(a)(c)	01/28/2050	9,057,136

	Starwood Mortgage Residential Trust
6,329,000	Series 2021-1-B2	4.52%	(a)(c)	05/25/2065	4,628,843
5,000,000	Series 2021-2-B1	2.75%	(a)(c)	05/25/2065	3,814,892
7,110,000	Series 2021-2-B2	3.00%	(a)(c)	05/25/2065	4,615,875
9,103,000	Series 2021-5-M1	3.25%	(a)(c)	09/25/2066	6,382,985

	Structured Adjustable Rate Mortgage Loan Trust
1,094,890	Series 2005-22-4A1	5.25%	(c)	12/25/2035	995,555
7,403,522	Series 2006-1-8A1	5.34%	(c)	02/25/2036	4,315,826
2,197,577	Series 2006-12-2A1	4.56%	(c)	01/25/2037	1,584,498
1,113,462	Series 2006-8-4A4	4.76%	(c)	09/25/2036	991,139
6,524,066	Series 2007-7-1A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor)	6.04%		08/25/2037	5,608,949

	Structured Asset Investment Loan Trust
68,036,902	Series 2006-3-A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		06/25/2036	42,529,330
7,952,922	Series 2006-4-A1 (CME Term SOFR 1 Month + 0.29%, 0.17% Floor)	5.62%		07/25/2036	4,647,261
20,800,000	Series 2006-4-A5 (CME Term SOFR 1 Month + 0.42%, 0.31% Floor)	5.75%		07/25/2036	6,984,596

	Structured Asset Mortgage Investments, Inc.
8,392,474	Series 2006-AR3-12A2 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 10.50% Cap)	5.84%		05/25/2036	6,541,359

	Structured Asset Securities Corp.
735,013	Series 2003-24A-1A3	6.92%	(c)	07/25/2033	713,774
8,489,615	Series 2005-5-3A1	6.00%		04/25/2035	4,553,876
64,465,926	Series 2006-BC4-A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		12/25/2036	37,618,047
10,108,551	Series 2006-BC4-A4 (CME Term SOFR 1 Month + 0.45%, 0.34% Floor)	5.78%		12/25/2036	9,689,863
45,281,473	Series 2007-4-1A3 (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(a)(f)(g)	03/28/2045	2,367,397
20,127,500	Series 2007-BC4-M1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		11/25/2037	14,958,704
12,370,712	Series 2007-MN1A-A4 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%	(a)	01/25/2037	7,568,957
14,607,692	Series 2007-RF1-1A (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%	(a)	03/25/2037	11,792,645

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Suntrust Adjustable Rate Mortgage Loan Trust
3,365,515	Series 2007-2-1A1	6.06%	(c)	04/25/2037	1,335,181
1,347,095	Series 2007-3-1A1	5.03%	(c)	06/25/2037	850,111

	Suntrust Alternative Loan Trust
191,588	Series 2005-1F-2A3	5.75%		12/25/2035	172,293
454,399	Series 2006-1F-1A3	6.00%		04/25/2036	171,708

	Terwin Mortgage Trust
10,628,142	Series 2006-7-2A3 (CME Term SOFR 1 Month + 0.65%, 0.54% Floor)	5.98%	(a)	08/25/2037	4,572,392

	Thornburg Mortgage Securities Trust
114,340	Series 2003-6-A2 (CME Term SOFR 1 Month + 1.11%, 1.00% Floor, 11.50% Cap)	6.44%		12/25/2033	108,158
2,397,992	Series 2004-4-5A	3.05%	(c)	12/25/2044	2,067,968
4,219,897	Series 2007-1-A1 (CME Term SOFR 12 Month + 2.02%, 0.11% Floor, 10.75% Cap)	7.05%		03/25/2037	3,575,920
1,396,924	Series 2007-1-A2A (CME Term SOFR 12 Month + 2.02%, 0.11% Floor, 10.75% Cap)	7.05%		03/25/2037	1,050,246

	Toorak Mortgage Corp.
13,625,043	Series 2021-1-A1	3.24%	(a)(d)	06/25/2024	13,495,243

	Tricon American Homes Trust
5,000,000	Series 2019-SFR1-E	3.40%	(a)	03/17/2038	4,735,670
8,900,000	Series 2020-SFR1-D	2.55%	(a)	07/17/2038	8,247,578
1,600,000	Series 2020-SFR1-E	3.54%	(a)	07/17/2038	1,513,024

	Tricon Residential Trust
16,000,000	Series 2021-SFR1-B	2.24%	(a)	07/17/2038	14,815,768
13,250,000	Series 2021-SFR1-C	2.34%	(a)	07/17/2038	12,234,825
5,250,000	Series 2021-SFR1-D	2.59%	(a)	07/17/2038	4,834,286
10,000,000	Series 2021-SFR1-E2	2.89%	(a)	07/17/2038	9,125,726
11,300,000	Series 2021-SFR1-F	3.69%	(a)	07/17/2038	10,338,947

	VCAT Asset Securitization LLC
3,679,564	Series 2021-NPL3-A1	1.74%	(a)(d)	05/25/2051	3,574,687
15,353,189	Series 2021-NPL4-A1	1.87%	(a)(d)	08/25/2051	14,898,672
27,478,112	Series 2021-NPL5-A1	1.87%	(a)(d)	08/25/2051	26,849,663
12,506,362	Series 2021-NPL6-A1	1.92%	(a)(d)	09/25/2051	12,155,927

	Velocity Commercial Capital Loan Trust
5,673,551	Series 2017-2-AFX	3.07%	(a)(c)	11/25/2047	5,412,090
8,837,501	Series 2018-2-A	4.05%	(a)(c)	10/26/2048	8,334,163
21,707,471	Series 2019-1-A	3.76%	(a)(c)	03/25/2049	20,196,176
2,351,839	Series 2019-1-M4	4.61%	(a)(c)	03/25/2049	1,967,785
7,979,537	Series 2019-2-A	3.13%	(a)(c)	07/25/2049	7,410,886
2,954,424	Series 2019-2-M1	3.26%	(a)(c)	07/25/2049	2,590,387
1,999,174	Series 2020-1-M4	3.54%	(a)(c)	02/25/2050	1,613,803

	Vericrest Opportunity Loan Transferee
12,861,136	Series 2021-CF1-A1	1.99%	(a)(d)	08/25/2051	12,426,183
11,101,552	Series 2021-CF2-A1	2.49%	(a)(d)	11/27/2051	10,710,728
13,637,346	Series 2021-NPL1-A1	4.89%	(a)(d)	02/27/2051	13,332,442
4,857,920	Series 2021-NPL2-A1	4.89%	(a)(d)	02/27/2051	4,727,443
41,238,033	Series 2021-NPL3-A1	5.24%	(a)(d)	02/27/2051	40,381,915
5,359,043	Series 2021-NPL5-A1	5.12%	(a)(d)	03/27/2051	5,253,922
18,729,337	Series 2021-NPL6-A1	5.24%	(a)(d)	04/25/2051	18,460,348
1,539,741	Series 2021-NPL9-A1	1.99%	(a)(d)	05/25/2051	1,488,477

	Verus Securitization Trust
6,100,000	Series 2021-3-M1	2.40%	(a)(c)	06/25/2066	4,224,685
4,588,000	Series 2021-4-B1	3.05%	(a)(c)	07/25/2066	2,874,133
2,300,000	Series 2021-4-B2	3.81%	(a)(c)	07/25/2066	1,467,912
2,500,000	Series 2021-4-M1	2.20%	(a)(c)	07/25/2066	1,605,032
6,651,000	Series 2021-5-B1	3.04%	(a)(c)	09/25/2066	4,504,881
9,255,000	Series 2021-5-M1	2.33%	(a)(c)	09/25/2066	6,352,690

	Voyager OPTONE Delaware Trust
6,019,965	Series 2009-1-SAC3	6.19%	(a)(b)(c)	02/25/2038	4,050,971

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	39

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WAMU Asset-Backed Certificates
7,544,316	Series 2007-HE1-2A2 (CME Term SOFR 1 Month + 0.22%, 0.22% Floor)	5.55%		01/25/2037	3,529,997
13,971,611	Series 2007-HE4-1A (CME Term SOFR 1 Month + 0.28%, 0.28% Floor)	5.61%		07/25/2047	10,004,181

	WaMu Mortgage Pass Through Certificates
4,683,301	Series 2005-AR19-B1 (CME Term SOFR 1 Month + 1.16%, 1.05% Floor, 10.50% Cap)	6.49%		12/25/2045	3,878,497
5,282,066	Series 2006-AR10-1A1	4.44%	(c)	09/25/2036	4,344,413
5,496,117	Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	5.93%		11/25/2046	4,632,384
3,278,437	Series 2006-AR5-A12B (12 Month US Treasury Average + 0.98%, 0.98% Floor)	6.07%		06/25/2046	2,821,917
432,813	Series 2006-AR6-2A3	4.71%	(c)	08/25/2036	370,854
4,604,584	Series 2007-HY3-4A1	4.63%	(c)	03/25/2037	4,131,385
7,245,391	Series 2007-HY5-1A1	3.69%	(c)	05/25/2037	6,168,567

	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,545,056	Series 2005-1-2A	6.00%		03/25/2035	2,914,924
877,264	Series 2005-4-5A1	5.50%		06/25/2035	719,207
367,055	Series 2005-5-CB12 (-11 x CME Term SOFR 1 Month + 49.34%, 50.60% Cap)	0.00%	(g)	07/25/2035	316,443
1,188,613	Series 2005-5-CB6 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 7.50% Cap)	6.04%		07/25/2035	1,015,071
297,543	Series 2005-6-2A7	5.50%		08/25/2035	251,037
3,448,962	Series 2005-7-2CB6 (CME Term SOFR 1 Month + 1.56%, 1.45% Floor, 6.00% Cap)	6.00%		08/25/2035	3,270,282
313,542	Series 2005-7-2CB7 (-11 x CME Term SOFR 1 Month + 48.79%, 50.05% Cap)	0.00%	(g)	08/25/2035	250,501
2,158,328	Series 2005-7-3CB	6.50%		08/25/2035	1,748,808
4,626,001	Series 2005-8-1A2	5.50%		10/25/2035	4,073,918
4,709,484	Series 2005-9-2A2	5.50%		11/25/2035	4,069,547
1,096,113	Series 2005-9-CX	5.50%	(f)	11/25/2035	191,882
4,139,085	Series 2006-1-2CB1	7.00%		02/25/2036	2,888,134
1,452,631	Series 2006-1-3A1	5.75%		02/25/2036	1,305,947
734,136	Series 2006-1-3A2	5.75%		02/25/2036	657,425
623,954	Series 2006-1-3A7	5.75%		02/25/2036	559,053
1,901,749	Series 2006-3-3CB4	6.00%		04/25/2036	1,570,080
1,050,944	Series 2006-5-1A8	5.75%		07/25/2036	783,083
2,433,584	Series 2006-5-2CB1	6.00%		07/25/2036	1,736,462
4,420,412	Series 2006-5-2CB6	6.00%		07/25/2036	3,154,146
12,892,756	Series 2006-5-3A3	6.72%	(d)	07/25/2036	3,080,863
5,372,726	Series 2006-5-3A5	6.95%	(d)	07/25/2036	1,282,949
7,643,639	Series 2006-8-A4	4.15%	(d)	10/25/2036	2,647,146
2,832,740	Series 2006-9-A7	4.28%	(d)	10/25/2036	895,692
3,648,135	Series 2006-AR10-A1 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		12/25/2036	1,749,165
5,044,823	Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	3.79%		06/25/2046	3,454,301
4,543,489	Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	6.08%		06/25/2046	3,519,424
6,855,731	Series 2007-2-1A6	6.00%		04/25/2037	5,421,979
2,864,606	Series 2007-3-A3	6.00%		04/25/2037	2,464,384
2,181,085	Series 2007-4-1A1	5.50%		06/25/2037	2,029,929
157,585	Series 2007-5-A11 (-6 x CME Term SOFR 1 Month + 38.79%, 39.48% Cap)	6.82%	(g)	06/25/2037	162,438
3,939,629	Series 2007-5-A6	6.00%		06/25/2037	3,448,819
5,373,544	Series 2007-OC1-A2 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		01/25/2047	4,842,069

	Washington Mutual Asset-Backed Certificates
1,111,002	Series 2006-HE2-A4 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		05/25/2036	860,183
19,195,148	Series 2007-HE2-2A2 (CME Term SOFR 1 Month + 0.33%, 0.22% Floor)	5.66%		02/25/2037	5,500,590

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust
474,026	Series 2007-PA1-A10	6.00%		03/25/2037	410,889
2,081,344	Series 2007-PA1-A3	6.00%		03/25/2037	1,804,122
1,794,573	Series 2007-PA1-A5	6.00%		03/25/2037	1,555,547
2,941,216	Series 2007-PA1-A6	6.00%		03/25/2037	2,549,464
11,473,754	Series 2007-PA2-1A1	6.00%		06/25/2037	10,320,548
1,961,885	Series 2007-PA2-3A1 (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 7.00% Cap)	5.79%		06/25/2037	1,304,450
2,890,160	Series 2007-PA2-3A2 (-1 x CME Term SOFR 1 Month + 6.54%, 6.65% Cap)	1.21%	(f)(g)	06/25/2037	172,951
233,691	Series 2007-PA3-1A4	5.75%		07/25/2037	197,140
4,087,206	Series 2007-PA3-2A1	6.00%		07/25/2037	3,514,927
1,623,873	Series 2007-PA3-2A4	6.00%		07/25/2037	1,396,503
2,729,016	Series 2007-PA3-3A1	6.25%		07/25/2037	2,303,722
21,350,026	Series 2007-PA5-1A1	6.25%		11/25/2037	18,264,170
3,947,843	Series 2007-PA6-A1	5.67%	(c)	12/28/2037	3,502,211

	Wells Fargo Mortgage Backed Securities Trust
1,415,953	Series 2006-AR12-1A1	6.11%	(c)	09/25/2036	1,261,350
629,314	Series 2006-AR13-A2	6.24%	(c)	09/25/2036	591,415
714,514	Series 2006-AR4-2A1	6.18%	(c)	04/25/2036	668,114
1,094,872	Series 2007-7-A1	6.00%		06/25/2037	976,057
76,146	Series 2007-7-A32	5.75%		06/25/2037	67,072
2,465,572	Series 2007-7-A34	6.00%		06/25/2037	2,198,009
667,797	Series 2007-7-A36	6.00%		06/25/2037	595,311
227,107	Series 2007-7-A43 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 7.00% Cap)	5.94%		06/25/2037	193,099
620,452	Series 2007-7-A49	6.00%		06/25/2037	553,121
262,667	Series 2007-7-A8 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 7.00% Cap)	5.94%		06/25/2037	223,333
118,493	Series 2007-7-A9 (-6 x CME Term SOFR 1 Month + 38.31%, 39.00% Cap)	6.34%	(g)	06/25/2037	121,042
10,469,125	Series 2007-AR9-A1	6.03%	(c)	12/28/2037	9,186,709

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,173,071,346)				8,091,852,054

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS - 50.6%

	Fannie Mae Whole Loan
4,807,214	Series 2003-W17-1A7	5.75%		08/25/2033	4,781,571
1,442,014	Series 2004-W10-A6	5.75%		08/25/2034	1,455,444

	Federal Home Loan Mortgage Corp.
1,866,064	Pool C03490	4.50%		08/01/2040	1,833,106
12,583,263	Pool C91388	3.50%		02/01/2032	12,042,965
6,504,029	Pool C91403	3.50%		03/01/2032	6,224,070
6,535,148	Pool C91413	3.50%		12/01/2031	6,255,497
3,355,459	Pool C91417	3.50%		01/01/2032	3,210,710
13,470,849	Pool C91447	3.50%		05/01/2032	12,888,592
5,226,417	Pool C91596	3.00%		02/01/2033	4,901,381
2,489,492	Pool D98901	3.50%		01/01/2032	2,382,607
5,300,017	Pool D98923	3.50%		01/01/2032	5,073,036
6,555,699	Pool D99724	3.00%		11/01/2032	6,146,946
6,064,990	Pool G01840	5.00%		07/01/2035	6,106,820
1,269,310	Pool G04817	5.00%		09/01/2038	1,278,091
5,027,752	Pool G07801	4.00%		10/01/2044	4,771,523
10,712,841	Pool G07862	4.00%		01/01/2044	10,166,936
11,837,267	Pool G07905	4.00%		01/01/2042	11,234,468
23,827,471	Pool G08534	3.00%		06/01/2043	21,311,339
7,712,402	Pool G08537	3.00%		07/01/2043	6,897,980
14,131,983	Pool G08614	3.00%		11/01/2044	12,603,106
16,505,725	Pool G08619	3.00%		12/01/2044	14,699,494
21,102,066	Pool G08622	3.00%		01/01/2045	18,716,594

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	41

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
39,715,458	Pool G08626	3.00%	02/01/2045	35,371,442
20,286,482	Pool G08631	3.00%	03/01/2045	18,050,819
57,328,569	Pool G08635	3.00%	04/01/2045	50,986,962
17,509,498	Pool G08653	3.00%	07/01/2045	15,543,563
10,153,874	Pool G08658	3.00%	08/01/2045	9,009,589
11,516,070	Pool G08670	3.00%	10/01/2045	10,208,706
135,726,045	Pool G08675	3.00%	11/01/2045	120,317,853
55,961,194	Pool G08680	3.00%	12/01/2045	49,561,876
23,380,092	Pool G08686	3.00%	01/01/2046	20,707,364
52,006,024	Pool G08692	3.00%	02/01/2046	46,060,761
16,541,524	Pool G08705	3.00%	05/01/2046	14,609,439
19,186,792	Pool G08715	3.00%	08/01/2046	16,921,881
1,010,853	Pool G08800	3.50%	02/01/2048	923,208
9,718,300	Pool G16072	3.00%	02/01/2032	9,215,073
22,884,962	Pool G60251	3.50%	10/01/2045	20,919,272
59,008,824	Pool G60393	3.50%	01/01/2046	54,065,421
6,804,437	Pool J22834	2.50%	03/01/2028	6,521,440
20,913,651	Pool Q13637	3.00%	11/01/2042	18,716,517
21,063,454	Pool Q13638	3.00%	11/01/2042	18,839,668
36,137,587	Pool Q16672	3.00%	03/01/2043	32,321,664
2,360,300	Pool Q23595	4.00%	12/01/2043	2,255,576
2,681,632	Pool Q24052	4.00%	01/01/2044	2,562,657
2,223,844	Pool Q24172	4.00%	01/01/2044	2,125,172
2,477,275	Pool Q24979	4.00%	02/01/2044	2,360,417
9,280,618	Pool Q31596	3.50%	02/01/2045	8,493,055
4,077,254	Pool Q32861	3.50%	04/01/2045	3,725,979
9,725,461	Pool Q32921	3.50%	04/01/2045	8,885,030
10,894,247	Pool Q39502	3.50%	03/01/2046	9,979,794
23,573,272	Pool Q44073	3.00%	09/01/2046	20,775,785
25,092,444	Pool QH2160	6.00%	10/01/2053	25,731,476
14,954,870	Pool QU7965	2.00%	09/01/2051	11,519,909
14,090,706	Pool QU7970	2.00%	09/01/2051	10,854,089
16,076,261	Pool RA2853	2.50%	06/01/2050	13,398,331
48,248,537	Pool RA3515	2.50%	09/01/2050	40,004,570
20,318,125	Pool RA4218	2.50%	12/01/2050	17,059,321
15,557,145	Pool RA4968	2.50%	04/01/2046	13,228,270
58,475,224	Pool RA5267	3.00%	05/01/2051	50,817,529
8,871,940	Pool RA7554	4.00%	06/01/2052	8,232,705
89,059,981	Pool RA7939	5.00%	09/01/2052	87,053,037
73,092,318	Pool RB5089	1.50%	12/01/2040	60,106,192
8,071,894	Pool RB5106	2.50%	03/01/2041	7,039,450
83,684,600	Pool RB5110	1.50%	05/01/2041	68,616,556
15,426,562	Pool SD0035	3.00%	04/01/2047	13,644,993
31,951,822	Pool SD0699	2.00%	11/01/2050	25,938,302
44,826,947	Pool SD0715	2.00%	09/01/2051	36,609,794
63,842,560	Pool SD2120	3.00%	10/01/2051	55,445,339
38,585,525	Pool SD2386	3.50%	06/01/2052	34,747,824
56,796,995	Pool SD2692	4.50%	04/01/2053	54,126,734
23,435,075	Pool SD2759	5.50%	05/01/2053	23,517,298
28,561,442	Pool SD2839	3.00%	08/01/2052	24,752,397
17,539,897	Pool SD2971	2.50%	03/01/2052	14,751,147
14,715,279	Pool SD3033	5.50%	05/01/2053	15,002,024
69,540,615	Pool SD3093	2.50%	03/01/2052	58,084,433
54,366,191	Pool SD3454	5.50%	08/01/2053	54,541,827
29,431,093	Pool SD4794	6.50%	01/01/2054	30,564,536
26,377,334	Pool SD4888	6.00%	02/01/2054	26,914,711
194,462,606	Pool SD7534	2.50%	02/01/2051	164,456,510
23,834,426	Pool SD7564	5.00%	06/01/2053	23,617,001
81,610,929	Pool SD8152	3.00%	06/01/2051	70,568,950
3,130,366	Pool SD8168	3.00%	09/01/2051	2,704,227
8,758,065	Pool SD8169	3.50%	09/01/2051	7,865,834
40,842,279	Pool SE9043	2.00%	09/01/2051	31,461,159

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
958,051	Pool T60392	4.00%		10/01/2041	884,358
1,338,940	Pool T60681	4.00%		05/01/2042	1,261,491
5,407,023	Pool T60782	3.50%		07/01/2042	4,906,150
6,155,011	Pool T60853	3.50%		09/01/2042	5,588,450
6,205,927	Pool T60854	3.50%		09/01/2042	5,631,089
1,018,299	Pool T65110	3.50%		10/01/2042	923,994
6,803,220	Pool T65492	3.00%		06/01/2048	5,890,805
544,499	Pool T69016	5.00%		06/01/2041	531,446
10,386,813	Pool T69050	3.50%		05/01/2046	9,440,647
132,835	Pool U60299	4.00%		11/01/2040	126,554
146,362,699	Pool U69911	4.00%		04/01/2045	139,258,790
1,263,345	Pool U99125	3.00%		01/01/2043	1,124,658
48,218,471	Pool V81821	3.00%		08/01/2045	42,864,654
13,724,516	Pool V82117	3.00%		12/01/2045	12,166,452
11,447,681	Pool V82209	3.50%		02/01/2046	10,486,742
6,552,937	Pool V82248	3.50%		03/01/2046	5,985,001
10,500,000	Pool WN1221	4.80%		12/01/2029	10,467,924
19,180,000	Pool WN1240	4.40%		12/01/2029	18,723,527
40,000,000	Pool WN2184	2.50%		04/01/2032	34,050,591
23,230,000	Pool WN2311	4.80%		01/01/2030	23,170,370
16,361,000	Pool WN2312	4.60%		01/01/2030	16,206,093
14,700,000	Pool WN2334	4.30%		01/01/2033	14,130,331
45,015,000	Pool WN2358	4.30%		01/01/2030	43,923,430
21,615,000	Pool WN2396	4.79%		03/01/2030	21,527,603
15,225,000	Pool WN2423	4.19%		06/01/2030	14,769,319
76,699,505	Pool Z40117	3.00%		04/01/2045	68,520,277
67,611,113	Pool Z40206	3.50%		02/01/2047	61,757,380
84,862,774	Pool Z40256	3.00%		12/01/2046	75,655,966
12,391,264	Pool ZS4706	3.00%		03/01/2047	10,895,543
6,481,234	Pool ZS4750	3.00%		01/01/2048	5,685,365
11,698,944	Pool ZS4778	4.00%		07/01/2048	11,041,184
9,502,281	Pool ZS4790	4.00%		09/01/2048	8,950,353
14,151,392	Pool ZT1827	3.00%		07/01/2047	12,452,573
1,228,799	Series 2021-MN1-M1 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(a)	01/25/2051	1,204,523
1,250,000	Series 2021-MN1-M2 (US 30 Day Average Secured Overnight Financing Rate + 3.75%)	9.07%	(a)	01/25/2051	1,228,354
365,092	Series 2519-ZD	5.50%		11/15/2032	360,371
194,211	Series 2596-ZL	5.00%		04/15/2033	191,366
11,226,423	Series 267-30	3.00%		08/15/2042	10,106,879
137,245	Series 2684-ZN	4.00%		10/15/2033	130,744
8,121,653	Series 274-30	3.00%		08/15/2042	7,234,706
826,694	Series 2750-ZT	5.00%		02/15/2034	814,583
32,088,689	Series 280-30	3.00%		09/15/2042	28,745,094
2,440,052	Series 2825-PZ	5.50%		07/15/2034	2,428,587
5,896,657	Series 284-300	3.00%		10/15/2042	5,365,702
1,427,994	Series 2898-JZ	5.00%		12/15/2034	1,410,689
3,597,435	Series 2899-AZ	5.00%		12/15/2034	3,555,960
1,981,843	Series 2909-Z	5.00%		12/15/2034	1,959,137
3,994,282	Series 2932-Z	5.00%		02/15/2035	3,950,640
1,530,912	Series 3002-SN (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.39%, 6.50% Cap)	1.07%	(f)(g)	07/15/2035	100,447
949,291	Series 3030-SL (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.99%, 6.10% Cap)	0.67%	(f)(g)	09/15/2035	59,157
343,449	Series 3045-DI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.62%, 6.73% Cap)	1.30%	(f)(g)	10/15/2035	26,835
2,533,860	Series 3116-Z	5.50%		02/15/2036	2,521,804
384,801	Series 3117-ZN	4.50%		02/15/2036	360,209
1,252,630	Series 3174-PZ	5.00%		01/15/2036	1,240,280
314,573	Series 3187-JZ	5.00%		07/15/2036	311,550
881,644	Series 3188-ZK	5.00%		07/15/2036	871,998
1,379,567	Series 3203-SE (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.39%, 6.50% Cap)	1.07%	(f)(g)	08/15/2036	101,904

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	43

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,770,045	Series 3203-Z	5.00%		07/15/2036	1,730,896
2,804,649	Series 3203-ZC	5.00%		07/15/2036	2,812,978
4,944,410	Series 326-300Pool S0-7094	3.00%		03/15/2044	4,445,555
10,443,686	Series 326-F2Pool S0-7108 (US 30 Day Average Secured Overnight Financing Rate + 0.66%, 0.55% Floor, 6.50% Cap)	5.98%		03/15/2044	10,325,460
1,810,299	Series 3261-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.32%, 6.43% Cap)	1.00%	(f)(g)	01/15/2037	143,241
1,504,461	Series 3275-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.97%, 6.08% Cap)	0.65%	(f)(g)	02/15/2037	105,776
370,331	Series 3315-HZ	6.00%		05/15/2037	384,660
1,276,885	Series 3326-GS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.54%, 6.65% Cap)	1.22%	(f)(g)	06/15/2037	102,653
325,877	Series 3351-ZC	5.50%		07/15/2037	328,582
4,121,064	Series 3355-BI (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(f)(g)	08/15/2037	303,522
188,532	Series 3369-Z	6.00%		09/15/2037	192,875
520,998	Series 3405-ZG	5.50%		01/15/2038	508,762
236,114	Series 3417-SI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.07%, 6.18% Cap)	0.75%	(f)(g)	02/15/2038	14,716
791,348	Series 3423-GS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.54%, 5.65% Cap)	0.22%	(f)(g)	03/15/2038	40,141
129,948	Series 3423-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.54%, 5.65% Cap)	0.22%	(f)(g)	03/15/2038	6,396
156,066	Series 3451-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.92%, 6.03% Cap)	0.60%	(f)(g)	02/15/2037	6,765
149,849	Series 3455-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.95%, 6.06% Cap)	0.63%	(f)(g)	06/15/2038	8,751
66,270	Series 3473-SM (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.96%, 6.07% Cap)	0.64%	(f)(g)	07/15/2038	4,150
1,486,076	Series 3484-SE (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.74%, 5.85% Cap)	0.42%	(f)(g)	08/15/2038	77,550
2,068,902	Series 3519-SD (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.44%, 5.55% Cap)	0.12%	(f)(g)	02/15/2038	102,684
646,405	Series 3524-LB	3.16%	(c)	06/15/2038	603,393
59,862	Series 3530-GZ	4.50%	(h)	05/15/2039	54,992
1,912,786	Series 3541-EI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.64%, 6.75% Cap)	1.32%	(f)(g)	06/15/2039	173,330
135,188	Series 3545-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(f)(g)	06/15/2039	8,828
56,238	Series 3549-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.69%, 5.80% Cap)	0.37%	(f)(g)	07/15/2039	3,545
33,932,485	Series 357-200Pool S0-7745	2.00%		09/15/2047	28,691,248
2,355,154	Series 3577-LS (-1 x US 30 Day Average Secured Overnight Financing Rate + 7.09%, 7.20% Cap)	1.77%	(f)(g)	08/15/2035	234,404
13,143,698	Series 358-300Pool S0-7778	3.00%		10/15/2047	11,776,978
792,077	Series 3582-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	10/15/2049	59,031
732,335	Series 3583-GB	4.50%		10/15/2039	721,765
1,225,721	Series 3616-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.24%, 6.35% Cap)	0.92%	(f)(g)	03/15/2032	51,612
2,128,881	Series 3626-AZ	5.50%		08/15/2036	2,122,492
3,166,049	Series 3641-Z	5.50%		02/15/2036	3,156,821
2,935,973	Series 3654-ZB	5.50%		11/15/2037	2,927,279
6,897,509	Series 3666-VZ	5.50%		08/15/2036	6,877,576
377,988	Series 3667-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.34%, 6.45% Cap)	1.02%	(f)(g)	05/15/2040	24,469
2,433,267	Series 3702-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(f)(g)	08/15/2032	96,335
1,387,304	Series 3704-EI	5.00%	(f)	12/15/2036	188,987
1,216,453	Series 3712-SG (-5 x US 30 Day Average Secured Overnight Financing Rate + 24.43%, 25.00% Cap)	0.00%	(g)	08/15/2040	1,192,193
1,754,604	Series 3724-CM	5.50%		06/15/2037	1,788,823
5,579,278	Series 3726-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(f)(g)	09/15/2040	458,448

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
186,682	Series 3741-SC (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.77%, 10.00% Cap)	0.00%	(g)	10/15/2040	134,221
4,674,509	Series 3752-BS (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.77%, 10.00% Cap)	0.00%	(g)	11/15/2040	3,423,846
12,525,510	Series 3768-ZX	5.00%		12/15/2040	12,413,171
1,608,450	Series 3771-AL	4.00%		12/15/2030	1,572,148
4,169,547	Series 3779-BY	3.50%		12/15/2030	4,018,440
13,278,386	Series 3779-DZ	4.50%		12/15/2040	12,789,228
4,745,436	Series 3779-LB	4.00%		12/15/2030	4,638,341
1,128,093	Series 3779-YA	3.50%		12/15/2030	1,087,211
3,959,492	Series 3783-AC	4.00%		01/15/2031	3,870,039
2,984,617	Series 3786-SG (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.27%, 9.50% Cap)	0.00%	(g)	01/15/2041	2,125,177
3,294,787	Series 3788-AY	3.50%		01/15/2031	3,174,114
464,192	Series 3790-Z	4.00%		01/15/2041	433,944
9,964,500	Series 3800-VZ	4.50%		02/15/2041	9,617,294
1,325,706	Series 3803-ZM	4.00%		02/15/2041	1,252,117
14,341,533	Series 3806-CZ	5.50%		07/15/2034	14,267,392
4,559,834	Series 3808-DB	3.50%		02/15/2031	4,392,225
3,847,965	Series 3812-EY	3.50%		02/15/2031	3,706,787
1,394,964	Series 3818-CZ	4.50%		03/15/2041	1,346,741
3,124,176	Series 3819-ZU	5.50%		07/15/2034	3,108,134
9,476,591	Series 3824-EY	3.50%		03/15/2031	9,128,217
3,350,433	Series 3828-SW (-3 x US 30 Day Average Secured Overnight Financing Rate + 12.86%, 13.20% Cap)	0.00%	(g)	02/15/2041	2,418,759
4,053,514	Series 3829-VZ	4.00%		03/15/2041	3,890,780
7,127,933	Series 3843-PZ	5.00%		04/15/2041	7,121,421
10,032,746	Series 3863-ZA	5.50%		08/15/2034	9,982,471
3,444,489	Series 3870-PB	4.50%		06/15/2041	3,385,857
15,644,369	Series 3871-LZ	5.50%		06/15/2041	15,629,081
4,707,768	Series 3872-BA	4.00%		06/15/2041	4,530,467
2,475,990	Series 3877-EY	4.50%		06/15/2041	2,401,642
863,403	Series 3877-GY	4.50%		06/15/2041	846,175
7,136,864	Series 3877-ZU	4.50%		06/15/2041	6,883,174
2,073,879	Series 3900-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.86%, 5.97% Cap)	0.54%	(f)(g)	07/15/2041	142,318
8,755,359	Series 3901-VZ	4.00%		07/15/2041	8,407,420
14,437,078	Series 3910-GZ	5.00%		08/15/2041	14,288,757
2,038,456	Series 3910-ZE	5.00%		10/15/2034	2,014,636
3,175,202	Series 3919-KL	4.50%		09/15/2041	3,111,162
10,638,199	Series 3919-ZJ	4.00%		09/15/2041	10,021,797
574,563	Series 3942-JZ	4.00%		10/15/2041	536,186
3,557,034	Series 3944-AZ	4.00%		10/15/2041	3,355,161
1,454,946	Series 3946-SM (-3 x US 30 Day Average Secured Overnight Financing Rate + 14.36%, 14.70% Cap)	0.00%	(g)	10/15/2041	1,108,784
8,960,551	Series 3969-AB	4.00%		10/15/2033	8,680,635
1,661,621	Series 3982-AZ	3.50%		01/15/2042	1,491,658
41,523,923	Series 3990-ZA	3.50%		01/15/2042	38,249,010
2,703,483	Series 3999-EZ	4.00%		02/15/2042	2,549,428
347,607	Series 4050-ND	2.50%		09/15/2041	337,130
39,952,999	Series 4097-ZA	3.50%		08/15/2042	36,885,403
41,882,177	Series 4109-GE	4.50%		10/15/2041	40,987,632
11,671,364	Series 4116-AP	1.35%		08/15/2042	9,887,825
3,552,825	Series 4121-AV	3.00%		12/15/2035	3,370,426
13,280,773	Series 4160-HP	2.50%		01/15/2033	12,433,134
16,469,611	Series 4162-ZJ	3.00%		02/15/2033	15,373,845
45,647,064	Series 4174-Z	3.50%		03/15/2043	41,934,953
66,508,790	Series 4179-AZ	4.00%		01/15/2041	63,782,222
9,720,159	Series 4183-ZB	3.00%	(h)	03/15/2043	7,535,204
3,462,185	Series 4186-ZJ	3.00%	(h)	03/15/2033	3,134,739
40,143,373	Series 4212-US (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.26%, 5.40% Cap)	0.00%	(g)	06/15/2043	25,885,230

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	45

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,309,604	Series 4223-US (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.29%, 5.43% Cap)	0.00%	(g)	07/15/2043	12,785,893
5,572,998	Series 4229-TZ	3.00%		06/15/2043	5,078,014
8,852,526	Series 4249-CS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.56%, 4.65% Cap)	0.57%	(g)	09/15/2043	6,313,284
18,498,016	Series 4250-BZ	3.00%		09/15/2033	17,399,883
8,948,853	Series 4267-BZ	4.00%		10/15/2040	8,582,781
20,805,694	Series 4283-ZL	3.00%		08/15/2033	19,557,186
11,010,181	Series 4341-AZ	3.00%		05/15/2044	9,709,745
8,370,097	Series 4341-ZA	3.00%		05/15/2044	7,465,416
17,990,267	Series 4376-GZ	3.00%	(h)	08/15/2044	15,551,241
57,195,410	Series 4377-LZ	3.00%	(h)	08/15/2044	49,754,830
1,406,527	Series 4379-KA	3.00%		08/15/2044	1,295,522
31,263,960	Series 4384-ZY	3.00%	(h)	09/15/2044	27,336,575
158,451,269	Series 4390-NZ	3.00%	(h)	09/15/2044	137,728,932
11,629,449	Series 4408-PB	3.00%		04/15/2044	10,739,852
12,141,430	Series 4427-CE	3.00%		02/15/2034	11,746,081
6,570,541	Series 4427-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.49%, 5.60% Cap)	0.17%	(f)(g)	07/15/2044	349,814
5,777,548	Series 4429-HA	3.00%		04/15/2034	5,562,932
985,460	Series 4438-B	3.00%		10/15/2043	937,934
11,290,054	Series 4441-VZ	3.00%	(h)	02/15/2045	9,525,252
32,819,924	Series 4444-CZ	3.00%	(h)	02/15/2045	28,223,947
10,636,507	Series 4471-BA	3.00%		12/15/2041	10,314,319
9,249,033	Series 4471-BC	3.00%		12/15/2041	8,968,873
35,918,887	Series 4471-GA	3.00%		02/15/2044	33,673,231
47,564,888	Series 4483-CA	3.00%		06/15/2044	44,354,990
23,640,799	Series 4483-PA	2.50%		06/15/2045	22,114,889
7,665,857	Series 4492-GZ	3.50%		07/15/2045	7,030,644
198,933	Series 4498-PD	2.50%		08/15/2042	197,827
5,420,518	Series 4500-GO	0.00%	(k)	08/15/2045	4,197,277
9,632,841	Series 4504-CA	3.00%		04/15/2044	9,044,422
17,156,346	Series 4527-GA	3.00%		02/15/2044	15,911,514
35,050,351	Series 4533-AB	3.00%		06/15/2044	32,712,422
31,419,169	Series 4543-HG	2.70%		04/15/2044	29,245,277
49,367,488	Series 4573-CA	3.00%		11/15/2044	46,030,725
10,148,331	Series 4573-DA	3.00%		03/15/2045	9,518,700
10,398,497	Series 4588-DA	3.00%		02/15/2044	9,707,650
5,916,428	Series 4629-KA	3.00%		03/15/2045	5,591,667
13,540,579	Series 4632-MH	4.00%		11/15/2056	12,489,305
35,962,756	Series 4636-DZ	3.50%		12/15/2046	32,772,176
58,609,301	Series 4673-KZ	3.50%		03/15/2047	53,378,280
26,294,659	Series 4679-VZ	3.50%		02/15/2047	23,945,988
5,555,266	Series 4744-JA	3.00%		09/15/2047	4,973,238
5,407,171	Series 4744-KA	3.00%		08/15/2046	5,075,350
21,534,000	Series 4759-NL	3.00%		02/15/2048	18,109,907
8,060,795	Series 4776-YP	3.50%		02/15/2048	7,220,064
25,414,838	Series 4778-DZ	4.00%	(h)	04/15/2048	23,648,748
5,436,555	Series 4791-IO	3.00%	(f)	05/15/2048	810,792
28,425,365	Series 4791-JT	3.00%		05/15/2048	25,038,091
4,439,196	Series 4791-LI	3.00%	(f)	05/15/2048	771,261
4,439,196	Series 4791-LO	0.00%	(k)	05/15/2048	3,249,620
17,537,274	Series 4791-PO	0.00%	(k)	05/15/2048	13,450,798
12,075,559	Series 4792-A	3.00%		05/15/2048	10,636,410
7,595,625	Series 4793-C	3.00%		06/15/2048	6,647,236
7,255,978	Series 4795-AO	0.00%	(k)	05/15/2048	5,389,209
6,201,607	Series 4801-OG	0.00%	(k)	06/15/2048	4,755,743
25,080,044	Series 4857-J	3.40%		01/15/2049	23,095,056
10,819,515	Series 4901-BD	3.00%		07/25/2049	9,937,338
20,984,006	Series 4924-ST (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	08/25/2048	1,902,567
11,351,137	Series 5004-LS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(f)(g)	07/25/2050	1,278,649

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
39,587,669	Series 5007-IP	3.00%	(f)	07/25/2050	6,368,512
17,550,777	Series 5010-KI	3.00%	(f)	09/25/2050	2,568,544
27,847,345	Series 5017-VZ	2.00%	(h)	09/25/2050	18,062,509
12,638,834	Series 5023-YI	3.00%	(f)	10/25/2050	1,900,708
58,823,485	Series 5040-GI	2.00%	(f)	11/25/2050	7,093,306
32,990,490	Series 5050-BN	3.00%		11/25/2050	28,325,203
32,200,424	Series 5053-AI	3.00%	(f)	11/25/2050	5,297,710
10,733,474	Series 5053-PI	3.00%	(f)	11/25/2050	1,728,231
22,564,776	Series 5059-HI	3.00%	(f)	09/25/2050	3,605,899
26,013,031	Series 5059-ID	3.00%	(f)	01/25/2051	3,709,666
12,332,316	Series 5060-LT	2.00%		05/25/2050	9,882,167
6,077,349	Series 5062-PA	1.25%		01/25/2051	4,477,812
13,933,730	Series 5071-FP (US 30 Day Average Secured Overnight Financing Rate + 0.70%, 0.70% Floor, 4.00% Cap)	4.00%		02/25/2051	10,555,277
30,853,466	Series 5077-CI	3.50%	(f)	02/25/2051	5,418,726
12,658,095	Series 5081-MI	2.50%	(f)	03/25/2051	1,880,180
11,613,055	Series 5086-IB	3.00%	(f)	03/25/2051	1,830,647
15,193,728	Series 5086-IK	3.00%	(f)	03/25/2051	2,393,655
7,835,291	Series 5112-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.50%, 2.50% Cap)	0.00%	(f)(g)	06/25/2051	49,035
17,879,148	Series 5117-D	2.00%		06/25/2051	15,441,633
18,286,854	Series 5118-PI	3.00%	(f)	03/25/2051	2,981,973
38,666,559	Series 5126-AH	2.00%		02/25/2037	34,209,020
107,125,666	Series 5129-GI	3.00%	(f)	08/25/2050	18,384,360
67,120,973	Series 5130-IO	3.50%	(f)	08/25/2051	13,066,849
34,211,255	Series 5140-AI	3.50%	(f)	09/25/2051	6,568,934
11,737,631	Series 5140-B	2.00%		05/25/2040	10,123,158
26,079,496	Series 5142-IP	3.00%	(f)	09/25/2051	4,432,894
39,414,608	Series 5145-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.60%, 2.60% Cap)	0.00%	(f)(g)	09/25/2051	320,859
17,370,913	Series 5149-CI	3.00%	(f)	12/25/2043	2,390,121
21,709,576	Series 5150-AB	2.00%		04/25/2049	17,587,722
44,527,358	Series 5157-EI	3.00%	(f)	10/25/2051	5,713,136
14,595,825	Series 5157-P	1.50%		10/25/2051	11,508,154
10,441,311	Series 5159-CD	1.50%		07/25/2041	8,858,283
17,701,323	Series 5159-DI	3.00%	(f)	04/25/2048	2,718,734
31,890,282	Series 5159-UI	3.50%	(f)	08/25/2050	6,136,513
43,434,265	Series 5160-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.74%, 3.74% Cap)	0.00%	(f)(g)	08/25/2050	1,224,460
18,775,743	Series 5160-ZY	3.00%	(h)	10/25/2050	12,984,418
30,543,540	Series 5171-GI	3.00%	(f)	12/25/2051	4,925,815
26,500,099	Series 5175-CZ	2.50%	(h)	09/25/2051	14,765,111
30,349,703	Series 5176-D	2.50%		01/25/2051	25,338,472
26,836,904	Series 5181-IL	3.00%	(f)	01/25/2052	4,231,538
16,756,097	Series 5187-LA	2.50%		10/25/2049	14,581,523
22,056,787	Series 5196-PE	2.00%		02/25/2052	18,784,248
37,655,284	Series 5201-MA	3.00%		10/25/2049	33,982,892
27,355,406	Series 5201-MN	3.00%		04/25/2048	25,076,343
16,730,125	Series 5202-AK	3.00%		10/25/2049	15,088,913
23,492,064	Series 5202-DB	3.00%		05/25/2048	20,814,648
19,440,886	Series 5202-HA	2.50%		09/25/2048	16,923,523
63,000,929	Series 5209-IO	3.00%	(f)	10/25/2051	9,745,702
77,469,038	Series 5223-GA	3.00%		04/25/2049	70,598,037
74,598,599	Series 5279-IO	3.00%	(f)	03/25/2051	11,639,716
21,499,663	Series 5299-ZA	3.00%	(h)	03/25/2052	15,441,086
18,988,086	Series 5319-PO	0.00%	(k)	08/25/2050	13,116,552
81,358,730	Series 5321-PO	0.00%	(k)	08/25/2050	56,693,180
14,210,035	Series 5326-KO	0.00%	(k)	09/25/2050	9,469,763
36,682,905	Series 5326-MO	0.00%	(k)	09/25/2050	25,056,471
17,285,376	Series 5326-OP	0.00%	(k)	09/25/2050	11,528,046
29,858,848	Series 5326-UO	0.00%	(k)	10/25/2050	20,101,577
27,706,645	Series 5334-PO	0.00%	(k)	12/25/2050	19,809,623
13,772,828	Series 5352-LO	0.00%	(k)	10/15/2046	10,111,447

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	47

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
21,861,034	Series 5365-PO	0.00%	(k)	02/25/2037	17,238,273
25,819,828	Series 5385-ZA	2.00%	(h)	01/25/2051	13,139,951
25,000,000	Series 5400-FB (US 30 Day Average Secured Overnight Financing Rate + 1.10%, 1.10% Floor, 7.00% Cap)	6.42%		04/25/2054	25,026,367
21,405,428	Series R003-ZA	5.50%		10/15/2035	21,069,305

	Federal National Mortgage Association
58,440,406	Pool 310227	4.00%		01/01/2044	55,606,549
16,101,485	Pool 387898	3.71%		08/01/2030	15,202,929
2,909,981	Pool 555743	5.00%		09/01/2033	2,926,335
2,154,634	Pool 735382	5.00%		04/01/2035	2,166,770
3,666,283	Pool 735402	5.00%		04/01/2035	3,686,934
2,430,294	Pool 735484	5.00%		05/01/2035	2,443,984
1,019,364	Pool 735667	5.00%		07/01/2035	1,025,100
830,407	Pool 735893	5.00%		10/01/2035	835,089
2,027,373	Pool 745275	5.00%		02/01/2036	2,038,813
84,000	Pool 888695	5.00%		08/01/2037	84,475
533,325	Pool 888968	5.00%		08/01/2035	536,329
4,032,888	Pool 890549	4.00%		11/01/2043	3,849,154
4,997,271	Pool 890565	3.00%		11/01/2043	4,464,526
275,213	Pool 931104	5.00%		05/01/2039	273,982
61,715	Pool 975116	5.00%		05/01/2038	62,063
892,085	Pool 986864	6.50%		08/01/2038	946,334
469,524	Pool 987316	6.50%		09/01/2038	493,503
3,978,005	Pool 995203	5.00%		07/01/2035	4,000,383
6,646,693	Pool 995849	5.00%		08/01/2036	6,684,104
5,204,489	Pool AB2123	4.00%		01/01/2031	5,065,883
110,738	Pool AB2370	4.50%		09/01/2035	108,411
376,901	Pool AB3713	4.00%		10/01/2031	364,803
2,808,396	Pool AB3796	3.50%		11/01/2031	2,687,461
688,517	Pool AB3850	4.00%		11/01/2041	645,368
528,634	Pool AB3923	4.00%		11/01/2041	486,348
10,093,204	Pool AB4167	3.50%		01/01/2032	9,645,413
8,292,942	Pool AB4261	3.50%		01/01/2032	7,925,018
1,427,648	Pool AB5084	3.50%		05/01/2032	1,364,152
3,668,284	Pool AB5156	3.50%		05/01/2032	3,502,902
5,426,686	Pool AB5212	3.50%		05/01/2032	5,186,065
3,172,767	Pool AB5243	4.00%		05/01/2042	2,918,935
7,260,150	Pool AB5911	3.00%		08/01/2032	6,823,511
2,970,812	Pool AB6280	3.00%		09/01/2042	2,641,366
3,795,406	Pool AB6349	3.00%		10/01/2032	3,559,808
10,482,863	Pool AB6750	3.00%		10/01/2032	9,821,359
5,434,806	Pool AB6751	3.00%		10/01/2032	5,091,080
30,601,068	Pool AB6854	3.00%		11/01/2042	27,335,147
23,257,848	Pool AB7077	3.00%		11/01/2042	20,775,660
10,153,682	Pool AB7776	3.00%		02/01/2043	9,027,412
11,050,797	Pool AB7877	3.00%		02/01/2043	9,825,020
4,811,896	Pool AB8418	3.00%		02/01/2033	4,503,030
7,597,709	Pool AB8520	3.00%		02/01/2033	7,105,041
9,592,561	Pool AB8703	3.00%		03/01/2038	8,675,025
3,684,798	Pool AB8858	3.00%		04/01/2033	3,447,920
8,136,088	Pool AB9020	3.00%		04/01/2038	7,356,790
6,019,917	Pool AB9197	3.00%		05/01/2033	5,622,088
3,491,306	Pool AB9409	3.00%		05/01/2033	3,261,169
129,747	Pool AD2177	4.50%		06/01/2030	127,347
292,198	Pool AD6438	5.00%		06/01/2040	291,690
185,230	Pool AD7859	5.00%		06/01/2040	184,889
2,425,804	Pool AH0607	4.00%		12/01/2040	2,299,610
126,266	Pool AH1140	4.50%		12/01/2040	121,031
1,763,302	Pool AH4437	4.00%		01/01/2041	1,652,816
560,831	Pool AH7309	4.00%		02/01/2031	544,920
632,700	Pool AH9323	4.00%		04/01/2026	621,958
773,086	Pool AJ1265	4.00%		09/01/2041	734,660

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
53,228	Pool AJ1399	4.00%	09/01/2041	49,891
1,481,304	Pool AJ1467	4.00%	10/01/2041	1,388,474
1,510,991	Pool AJ3392	4.00%	10/01/2041	1,416,286
1,066,736	Pool AJ3854	4.00%	10/01/2041	981,411
4,924,610	Pool AJ4118	4.00%	11/01/2041	4,616,025
1,283,650	Pool AJ4131	4.00%	10/01/2041	1,203,195
7,091,285	Pool AJ5322	4.00%	11/01/2041	6,721,584
1,803,678	Pool AJ7677	3.50%	12/01/2041	1,634,811
969,009	Pool AJ8334	4.00%	12/01/2041	891,481
7,975,203	Pool AK0713	3.50%	01/01/2032	7,638,710
1,408,404	Pool AK4039	4.00%	02/01/2042	1,295,737
2,624,015	Pool AK4763	4.00%	02/01/2042	2,459,627
1,093,294	Pool AK9438	4.00%	03/01/2042	1,024,770
1,684,025	Pool AK9439	4.00%	03/01/2042	1,578,486
473,681	Pool AK9446	4.50%	03/01/2042	462,528
44,361,361	Pool AL3699	3.00%	06/01/2043	39,440,224
24,215,696	Pool AL3883	3.00%	07/01/2043	21,529,839
258,750	Pool AL4292	4.50%	04/01/2026	255,718
3,883,035	Pool AL4312	4.00%	10/01/2043	3,706,084
8,724,938	Pool AL6075	3.50%	09/01/2053	7,725,572
16,806,271	Pool AL6076	3.00%	06/01/2053	14,509,048
22,343,344	Pool AL6141	4.00%	04/01/2042	21,185,618
20,932,449	Pool AL6325	3.00%	10/01/2044	18,700,417
6,790,965	Pool AL6486	4.50%	02/01/2045	6,629,052
20,454,903	Pool AL6538	4.50%	06/01/2044	20,068,637
20,167,630	Pool AL8304	3.50%	03/01/2046	18,403,025
10,138,664	Pool AL9220	3.00%	06/01/2045	9,057,638
14,765,764	Pool AL9445	3.00%	07/01/2031	14,059,591
24,437,329	Pool AM8510	3.15%	05/01/2035	21,732,928
27,179,170	Pool AM8950	3.14%	06/01/2040	24,077,576
4,404,934	Pool AN5480	3.43%	06/01/2037	4,091,300
217,500,000	Pool AN6680	3.37%	11/01/2047	169,271,053
5,500,000	Pool AN7330	3.26%	12/01/2037	4,649,554
23,357,107	Pool AN7345	3.21%	11/01/2037	20,277,253
10,026,000	Pool AN7452	3.12%	11/01/2032	8,985,234
20,655,203	Pool AN8121	3.16%	01/01/2035	18,141,585
3,783,150	Pool AN9452	3.75%	06/01/2030	3,521,527
3,630,404	Pool AO2980	4.00%	05/01/2042	3,402,848
12,979,953	Pool AP4787	3.50%	09/01/2042	11,764,625
10,215,635	Pool AP4789	3.50%	09/01/2042	9,259,089
6,136,503	Pool AQ5541	3.00%	12/01/2042	5,481,541
6,012,540	Pool AR9856	3.00%	04/01/2043	5,370,742
5,263,570	Pool AS1927	4.50%	03/01/2044	5,138,050
6,787,213	Pool AS2038	4.50%	03/01/2044	6,625,366
3,486,304	Pool AS2517	4.50%	05/01/2044	3,403,162
1,688,010	Pool AS2551	4.50%	06/01/2044	1,648,083
1,862,870	Pool AS2765	4.50%	07/01/2044	1,818,801
8,703,551	Pool AS3201	3.00%	08/01/2034	8,073,313
4,126,678	Pool AS3456	3.00%	10/01/2034	3,823,980
8,164,645	Pool AS3666	3.00%	10/01/2034	7,584,300
28,533,066	Pool AS3961	3.00%	12/01/2044	25,371,709
11,083,327	Pool AS4154	3.00%	12/01/2044	9,846,233
6,712,734	Pool AS4212	3.00%	01/01/2035	6,235,856
9,891,366	Pool AS4281	3.00%	01/01/2035	9,150,631
8,056,401	Pool AS4345	3.50%	01/01/2045	7,384,466
9,630,301	Pool AS4360	3.00%	01/01/2035	8,941,919
65,603,423	Pool AS4625	3.00%	03/01/2045	58,281,192
25,453,728	Pool AS4645	3.00%	03/01/2045	22,612,758
10,571,106	Pool AS4779	3.00%	04/01/2035	9,797,351
8,585,032	Pool AS4780	3.00%	04/01/2035	7,961,405
10,876,771	Pool AS4840	3.00%	04/01/2035	10,085,712
7,361,126	Pool AS4881	3.00%	05/01/2035	6,824,386

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	49

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,136,819	Pool AS7473	3.00%		07/01/2046	11,363,649
26,550,780	Pool AS7661	3.00%		08/01/2046	22,966,809
17,910,346	Pool AS8056	3.00%		10/01/2046	15,762,994
25,227,300	Pool AS8111	3.00%		10/01/2041	22,569,160
15,466,436	Pool AS8269	3.00%		11/01/2046	13,643,988
13,213,776	Pool AS8306	3.00%		11/01/2041	11,825,605
15,523,049	Pool AS8356	3.00%		11/01/2046	13,427,695
12,500,218	Pool AX9696	3.00%		07/01/2045	10,993,042
15,608,036	Pool AY3974	3.00%		03/01/2045	13,846,484
5,856,000	Pool AY4295	3.00%		02/01/2045	5,148,951
411,444	Pool AY4296	3.00%		01/01/2045	355,905
2,701,883	Pool AY5471	3.00%		03/01/2045	2,337,199
4,925,541	Pool AZ0576	3.50%		04/01/2042	4,496,936
8,014,249	Pool BC0785	3.50%		04/01/2046	7,310,787
14,928,022	Pool BC9003	3.00%		11/01/2046	13,141,343
7,600,954	Pool BC9081	3.00%		12/01/2046	6,692,819
73,022,141	Pool BF0314	3.00%		01/01/2053	63,831,826
62,759,854	Pool BF0353	3.00%		05/01/2053	54,860,367
32,865,961	Pool BF0391	3.00%		09/01/2053	28,729,401
20,281,759	Pool BK8257	1.50%		12/01/2050	15,105,880
16,944,805	Pool BK8267	2.50%		12/01/2050	14,261,701
9,000,000	Pool BL0357	3.89%		10/01/2038	8,231,490
43,897,283	Pool BL0870	4.28%		12/01/2048	38,642,280
5,000,000	Pool BL2303	3.36%		05/01/2031	4,631,057
8,860,000	Pool BL4038	2.98%		09/01/2034	7,635,739
8,190,000	Pool BL5840	2.73%		02/01/2035	6,726,487
6,410,306	Pool BL6639	2.66%		05/01/2050	4,899,644
16,589,434	Pool BL6689	2.19%		05/01/2032	13,953,220
28,785,015	Pool BL6913	1.96%		05/01/2035	22,474,697
36,488,000	Pool BL7110	1.76%		07/01/2035	27,794,758
3,568,101	Pool BL7331	2.23%		07/01/2040	2,555,872
20,400,000	Pool BL7424	1.65%		08/01/2035	15,134,711
40,000,000	Pool BL8165	1.35%		09/01/2032	31,143,201
32,000,000	Pool BL8269	1.51%		09/01/2035	23,883,813
17,000,000	Pool BL8977	1.20%		11/01/2030	13,643,566
10,712,297	Pool BL9284	2.23%		12/01/2050	7,467,448
53,000,000	Pool BL9576	2.24%		12/01/2050	35,396,420
17,415,150	Pool BM5299	3.00%		12/01/2046	15,330,783
27,046,330	Pool BM5633	3.00%		07/01/2047	23,797,810
4,012,562	Pool BM5834	3.00%		04/01/2048	3,470,844
47,072,696	Pool BM6779	2.00%		08/01/2051	36,274,347
170,877,863	Pool BM6831	1.93%	(c)	10/01/2033	135,754,556
77,245,967	Pool BM6857	1.83%	(c)	12/01/2031	63,496,472
21,383,052	Pool BM7154 (US 30 Day Average Secured Overnight Financing Rate + 2.28%, 2.28% Floor, 9.73% Cap)	4.74%		03/01/2053	20,799,821
26,701,498	Pool BM7164 (US 30 Day Average Secured Overnight Financing Rate + 2.28%, 2.28% Floor, 9.55% Cap)	4.55%		03/01/2053	25,808,829
8,147,279	Pool BQ6432	2.00%		08/01/2051	6,278,381
16,143,394	Pool BQ6564	2.00%		09/01/2051	12,440,138
15,596,758	Pool BR2181 (US 30 Day Average Secured Overnight Financing Rate + 2.13%, 2.13% Floor, 7.15% Cap)	2.14%		07/01/2051	13,716,397
32,498,690	Pool BR2290 (US 30 Day Average Secured Overnight Financing Rate + 2.12%, 2.12% Floor, 7.01% Cap)	2.01%		08/01/2051	28,400,390
48,883,000	Pool BS2496	1.88%		09/01/2033	38,566,609
5,592,000	Pool BS2500	1.81%		06/01/2030	4,734,526
14,906,452	Pool BS2568	2.20%		09/01/2046	11,357,912
3,000,000	Pool BS2580	2.15%		08/01/2033	2,426,334
22,000,000	Pool BS2805	1.81%		09/01/2033	17,443,518
9,975,000	Pool BS2834	2.24%		08/01/2041	7,006,702
39,850,000	Pool BS3020	1.96%		09/01/2033	31,494,464
34,043,000	Pool BS3101	1.91%		09/01/2033	27,100,985
2,595,000	Pool BS3163	1.75%		08/01/2030	2,183,571
19,880,000	Pool BS3192	2.03%		09/01/2036	14,703,705

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
16,125,000	Pool BS3314	1.83%	10/01/2033	12,775,736
21,000,000	Pool BS3345	2.16%	10/01/2036	16,217,506
25,042,000	Pool BS3426	1.76%	11/01/2031	20,236,374
12,048,000	Pool BS3431	1.83%	11/01/2033	9,489,468
6,536,000	Pool BS3434	1.83%	11/01/2033	5,148,005
32,694,000	Pool BS3442	2.12%	10/01/2036	24,618,710
11,900,000	Pool BS3514	2.08%	10/01/2033	9,452,324
7,339,000	Pool BS3955	2.30%	12/01/2036	5,613,907
46,000,000	Pool BS3974	1.94%	01/01/2032	37,778,478
21,200,000	Pool BS4110	2.13%	01/01/2034	17,167,871
48,972,000	Pool BS4111	1.98%	01/01/2032	40,606,031
46,000,000	Pool BS4125	2.32%	12/01/2031	39,044,552
20,931,784	Pool BS4177	1.94%	12/01/2031	17,493,192
12,500,000	Pool BS4213	2.46%	12/01/2036	9,909,763
18,199,000	Pool BS4225	2.36%	01/01/2037	14,120,258
20,000,000	Pool BS4273	1.93%	12/01/2031	16,647,135
33,675,000	Pool BS4276	2.03%	01/01/2032	28,102,056
51,025,000	Pool BS4306	1.92%	01/01/2032	41,595,405
27,223,552	Pool BS4319	2.35%	01/01/2039	20,778,625
19,170,000	Pool BS4330	1.92%	01/01/2034	15,107,542
30,761,000	Pool BS4333	1.89%	01/01/2032	25,180,022
12,000,000	Pool BS4334	2.01%	01/01/2034	9,471,515
18,191,357	Pool BS4359	1.99%	01/01/2032	15,277,406
21,800,000	Pool BS4360	2.14%	01/01/2037	16,306,388
53,950,000	Pool BS4453	1.96%	01/01/2032	44,398,925
51,688,000	Pool BS4524	2.02%	01/01/2032	42,631,682
41,850,000	Pool BS4736	2.00%	02/01/2032	34,136,858
24,500,000	Pool BS4737	2.00%	02/01/2032	19,984,540
20,155,000	Pool BS4951	2.63%	04/01/2032	17,235,965
11,091,839	Pool BS5636	3.72%	06/01/2032	10,330,863
6,814,923	Pool BS5685	4.20%	05/01/2052	6,022,692
8,665,000	Pool BS6102	4.10%	08/01/2032	8,265,930
4,200,000	Pool BS6131	3.89%	07/01/2032	3,942,723
3,600,000	Pool BS6419	3.89%	09/01/2032	3,383,792
24,762,678	Pool BS6649	3.89%	10/01/2032	23,225,039
159,468,000	Pool BS6912	4.33%	12/01/2032	153,764,993
4,131,000	Pool BS7305	5.22%	01/01/2032	4,252,741
39,897,392	Pool BS7329	5.41%	12/01/2032	40,477,210
7,863,000	Pool BS7410	5.48%	01/01/2033	8,017,721
3,260,000	Pool BS7503	4.87%	04/01/2031	3,267,812
3,315,320	Pool BS7824	4.99%	11/01/2039	3,310,522
10,467,000	Pool BS8014	4.84%	03/01/2033	10,450,886
8,333,000	Pool BS8657	5.10%	06/01/2030	8,439,143
5,590,980	Pool BS8987	5.15%	07/01/2040	5,657,631
18,443,561	Pool BS9321	5.27%	08/01/2040	19,019,039
1,571,716	Pool BT6556	2.00%	07/01/2051	1,211,154
11,092,947	Pool BV8021	4.50%	08/01/2052	10,574,577
10,550,000	Pool BZ0079	5.21%	01/01/2034	10,933,671
77,485,000	Pool BZ0107	4.94%	12/01/2033	78,839,841
27,755,000	Pool BZ0115	5.27%	12/01/2033	28,856,591
14,016,000	Pool BZ0452	5.36%	02/01/2054	14,482,075
7,638,421	Pool CA0862	3.50%	09/01/2047	6,967,847
5,095,666	Pool CA3898	3.00%	07/01/2034	4,793,830
4,198,658	Pool CA4413	3.00%	10/01/2049	3,603,072
36,200,411	Pool CA7235	2.50%	10/01/2050	30,344,198
11,836,726	Pool CA7671	2.50%	11/01/2040	10,323,619
20,922,627	Pool CA7789	2.50%	11/01/2040	18,248,621
16,012,268	Pool CB0189	3.00%	04/01/2051	13,921,167
14,145,151	Pool CB1055 (US 30 Day Average Secured Overnight Financing Rate + 2.22%, 2.22% Floor, 6.87% Cap)	1.87%	07/01/2051	12,294,382
3,605,383	Pool CB1648	2.00%	09/01/2051	2,778,336
13,351,005	Pool CB3332	3.50%	04/01/2052	12,070,195

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	51

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
92,967,678	Pool CB4291	5.00%	08/01/2052	90,874,342
49,532,304	Pool CB4347	5.00%	08/01/2052	49,211,927
55,637,769	Pool CB4391	4.50%	08/01/2052	53,053,314
66,015,877	Pool CB5221	5.00%	12/01/2052	64,529,322
19,438,419	Pool CB6266	6.00%	05/01/2053	19,740,446
39,636,320	Pool CB7272	6.00%	10/01/2053	40,266,541
31,430,971	Pool CB7781	5.50%	01/01/2054	31,319,938
44,917,016	Pool FM1000	3.00%	04/01/2047	39,531,620
23,380,563	Pool FM4347	2.50%	09/01/2050	19,567,116
42,004,688	Pool FM4752	2.50%	11/01/2050	35,390,807
47,236,845	Pool FM4792	2.50%	11/01/2050	39,595,264
26,439,783	Pool FM4913	2.50%	11/01/2050	22,170,722
33,545,541	Pool FM5150	2.00%	12/01/2050	26,901,508
4,995,863	Pool FM6864	1.50%	04/01/2041	4,106,103
62,531,480	Pool FM7557	3.50%	03/01/2050	57,112,859
27,681,261	Pool FM8158	2.50%	07/01/2051	23,500,500
62,886,599	Pool FM8215	2.50%	03/01/2051	52,957,333
46,052,284	Pool FM8304	4.00%	07/01/2049	43,265,875
60,991,302	Pool FM8435	2.50%	09/01/2051	51,354,923
110,255,210	Pool FM8533	2.50%	03/01/2051	93,144,737
68,631,362	Pool FM8769	2.50%	09/01/2051	57,757,921
35,913,403	Pool FM8780	2.50%	09/01/2051	30,067,260
10,185,360	Pool FM9422	2.00%	01/01/2051	8,128,641
29,204,182	Pool FM9490	2.00%	11/01/2051	23,535,138
37,796,525	Pool FP0043	2.00%	10/01/2050	30,158,145
31,832,343	Pool FP0088	2.00%	10/01/2051	25,334,880
34,076,651	Pool FS0009	3.50%	11/01/2051	30,649,530
52,946,897	Pool FS1472	3.50%	11/01/2050	48,132,882
84,633,207	Pool FS2320	2.50%	04/01/2051	70,216,981
16,549,782	Pool FS2588	4.50%	08/01/2052	15,781,009
15,720,290	Pool FS2837	4.00%	09/01/2052	14,586,685
16,102,890	Pool FS5618	5.50%	08/01/2053	16,427,780
50,997,514	Pool FS5987	2.50%	04/01/2051	43,083,712
37,140,883	Pool FS6232	2.00%	03/01/2052	29,981,197
24,610,015	Pool FS6843	6.00%	01/01/2054	25,145,471
49,366,484	Pool FS7114	5.50%	02/01/2054	49,632,701
601,666	Pool MA0264	4.50%	12/01/2029	592,390
2,134,099	Pool MA0353	4.50%	03/01/2030	2,100,720
438,431	Pool MA0406	4.50%	05/01/2030	431,528
35,634	Pool MA0445	5.00%	06/01/2040	34,636
68,571	Pool MA0468	5.00%	07/01/2040	66,494
666,698	Pool MA0534	4.00%	10/01/2030	648,860
153,220	Pool MA0587	4.00%	12/01/2030	149,038
3,974,950	Pool MA0616	4.00%	01/01/2031	3,864,745
1,001,926	Pool MA0896	4.00%	11/01/2041	939,761
13,242,606	Pool MA0949	3.50%	01/01/2032	12,657,480
7,888,934	Pool MA1010	3.50%	03/01/2032	7,539,895
1,695,237	Pool MA1039	3.50%	04/01/2042	1,537,258
10,538,831	Pool MA1059	3.50%	05/01/2032	10,070,503
1,083,488	Pool MA1068	3.50%	05/01/2042	982,051
3,123,623	Pool MA1093	3.50%	06/01/2042	2,831,128
1,908,544	Pool MA1094	4.00%	06/01/2042	1,788,916
14,385,949	Pool MA1107	3.50%	07/01/2032	13,743,160
26,591,345	Pool MA1117	3.50%	07/01/2042	24,100,411
28,266,566	Pool MA1136	3.50%	08/01/2042	25,624,045
9,966,985	Pool MA1138	3.50%	08/01/2032	9,503,822
8,352,673	Pool MA1179	3.50%	09/01/2042	7,570,121
1,926,196	Pool MA1201	3.50%	10/01/2032	1,839,648
14,013,578	Pool MA1209	3.50%	10/01/2042	12,632,055
12,905,233	Pool MA1237	3.00%	11/01/2032	12,098,410
1,290,569	Pool MA1242	3.50%	11/01/2042	1,163,337
7,388,054	Pool MA1338	3.00%	02/01/2033	6,919,388

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,002,538	Pool MA1490	3.00%		07/01/2033	3,736,791
4,718,252	Pool MA2114	3.50%		12/01/2044	4,253,982
3,570,384	Pool MA2151	3.50%		01/01/2045	3,219,350
12,192,123	Pool MA2164	3.50%		02/01/2035	11,547,040
9,839,017	Pool MA2166	3.50%		02/01/2045	8,868,447
10,122,011	Pool MA2248	3.00%		04/01/2045	8,899,927
14,417,818	Pool MA2270	3.00%		05/01/2045	12,677,055
13,017,461	Pool MA2621	3.50%		05/01/2046	11,604,138
15,545,914	Pool MA2649	3.00%		06/01/2046	13,447,414
14,327,508	Pool MA2650	3.50%		06/01/2046	12,772,077
4,805,271	Pool MA2673	3.00%		07/01/2046	4,156,611
17,309,310	Pool MA2711	3.00%		08/01/2046	14,972,779
1,682,536	Pool MA2743	3.00%		09/01/2046	1,455,402
38,917,006	Pool MA2806	3.00%		11/01/2046	34,331,339
12,506,320	Pool MA2833	3.00%		12/01/2046	11,006,880
15,827,655	Pool MA2895	3.00%		02/01/2047	13,923,433
7,138,556	Pool MA3357	4.00%		05/01/2048	6,738,909
9,327,601	Pool MA3614	3.50%		03/01/2049	8,489,237
1,932,803	Pool MA3894	4.00%		09/01/2031	1,876,469
34,996,115	Pool MA4100	2.00%		08/01/2050	27,940,242
75,267,673	Pool MA4191	2.00%		11/01/2050	58,188,482
91,496,448	Pool MA4306	2.50%		04/01/2051	76,133,122
259,410	Series 2002-70-QZ	5.50%		11/25/2032	259,109
381,847	Series 2002-75-ZG	5.50%		11/25/2032	377,087
5,472,062	Series 2003-129-ZT	5.50%		01/25/2034	5,449,170
927,950	Series 2003-29-ZL	5.00%		04/25/2033	909,891
438,355	Series 2003-64-ZG	5.50%		07/25/2033	432,880
3,605,609	Series 2003-84-PZ	5.00%		09/25/2033	3,524,796
483,368	Series 2004-46-PJ (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	03/25/2034	5,501
1,080,361	Series 2004-51-XP (-1 x US 30 Day Average Secured Overnight Financing Rate + 7.59%, 7.70% Cap)	2.27%	(f)(g)	07/25/2034	101,812
20,311	Series 2005-107-EG	4.50%		01/25/2026	20,077
205,709	Series 2005-37-ZK	4.50%		05/25/2035	197,769
1,870,976	Series 2005-87-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.59%, 6.70% Cap)	1.27%	(f)(g)	10/25/2035	133,613
1,685,804	Series 2006-101-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.47%, 6.58% Cap)	1.15%	(f)(g)	10/25/2036	154,781
673,139	Series 2006-123-LI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.21%, 6.32% Cap)	0.89%	(f)(g)	01/25/2037	61,255
260,415	Series 2006-16-HZ	5.50%		03/25/2036	255,632
2,619,880	Series 2006-56-SM (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.64%, 6.75% Cap)	1.32%	(f)(g)	07/25/2036	194,126
243,498	Series 2006-93-SN (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.49%, 6.60% Cap)	1.17%	(f)(g)	10/25/2036	16,275
3,525,529	Series 2007-109-VZ	5.00%		10/25/2035	3,478,099
403,248	Series 2007-116-BI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(f)(g)	05/25/2037	24,363
2,829,799	Series 2007-14-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.70%, 6.81% Cap)	1.38%	(f)(g)	03/25/2037	261,814
1,307,325	Series 2007-30-OI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.33%, 6.44% Cap)	1.01%	(f)(g)	04/25/2037	116,692
134,671	Series 2007-30-SI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.00%, 6.11% Cap)	0.68%	(f)(g)	04/25/2037	8,029
1,137,156	Series 2007-32-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.99%, 6.10% Cap)	0.67%	(f)(g)	04/25/2037	81,186
1,080,539	Series 2007-57-SX (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.51%, 6.62% Cap)	1.19%	(f)(g)	10/25/2036	92,852
1,815,119	Series 2007-60-VZ	6.00%		07/25/2037	1,872,663
1,119,370	Series 2007-71-GZ	6.00%		07/25/2047	1,167,240
1,383,167	Series 2007-75-ID (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.76%, 5.87% Cap)	0.44%	(f)(g)	08/25/2037	110,305
185,569	Series 2007-9-SD (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.54%, 6.65% Cap)	1.22%	(f)(g)	03/25/2037	10,282

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	53

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,403,772	Series 2008-29-ZA	4.50%		04/25/2038	1,361,822
2,823,429	Series 2008-48-BE	5.00%		06/25/2034	2,823,440
271,603	Series 2008-48-SD (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	06/25/2037	16,429
335,324	Series 2008-5-MS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(f)(g)	02/25/2038	20,211
109,281	Series 2008-53-LI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(f)(g)	07/25/2038	7,448
263,113	Series 2008-57-SE (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	02/25/2037	15,142
294,261	Series 2008-61-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	07/25/2038	16,869
190,454	Series 2008-62-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	07/25/2038	10,134
771,512	Series 2008-65-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	08/25/2038	54,573
152,991	Series 2008-81-LP	5.50%		09/25/2038	153,583
1,704,413	Series 2009-106-EZ	4.50%		01/25/2040	1,629,220
240,293	Series 2009-111-SE (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(f)(g)	01/25/2040	22,649
165,790	Series 2009-16-MZ	5.00%		03/25/2029	162,965
756,303	Series 2009-42-SI (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	06/25/2039	37,316
555,532	Series 2009-42-SX (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	06/25/2039	38,806
244,676	Series 2009-47-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.99%, 6.10% Cap)	0.67%	(f)(g)	07/25/2039	13,988
176,030	Series 2009-48-WS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.84%, 5.95% Cap)	0.52%	(f)(g)	07/25/2039	12,391
1,968,065	Series 2009-49-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.64%, 6.75% Cap)	1.32%	(f)(g)	07/25/2039	156,085
212,720	Series 2009-51-BZ	4.50%		07/25/2039	204,984
540,605	Series 2009-54-EZ	5.00%		07/25/2039	525,060
216,443	Series 2009-70-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.69%, 5.80% Cap)	0.37%	(f)(g)	09/25/2039	18,318
1,172,193	Series 2009-80-PM	4.50%		10/25/2039	1,147,715
1,089,132	Series 2009-83-Z	4.50%		10/25/2039	1,041,426
4,507,321	Series 2009-85-ES (-1 x US 30 Day Average Secured Overnight Financing Rate + 7.12%, 7.23% Cap)	1.80%	(f)(g)	01/25/2036	349,652
7,462,222	Series 2009-85-JS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.64%, 6.75% Cap)	1.32%	(f)(g)	10/25/2039	781,254
407,691	Series 2009-90-IB (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.61%, 5.72% Cap)	0.29%	(f)(g)	04/25/2037	19,671
230,303	Series 2009-94-BC	5.00%		11/25/2039	229,569
1,812,784	Series 2010-10-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.24%, 6.35% Cap)	0.92%	(f)(g)	02/25/2040	149,544
592,071	Series 2010-10-ZA	4.50%		02/25/2040	571,377
5,468,446	Series 2010-101-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.37%, 4.48% Cap)	0.00%	(f)(g)	09/25/2040	227,615
2,751,989	Series 2010-101-ZC	4.50%		09/25/2040	2,651,514
5,545,365	Series 2010-101-ZH	4.50%		07/25/2040	5,354,320
710,854	Series 2010-111-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.84%, 5.95% Cap)	0.52%	(f)(g)	10/25/2050	59,492
961,881	Series 2010-116-Z	4.00%		10/25/2040	908,083
224,265	Series 2010-117-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.39%, 4.50% Cap)	0.00%	(f)(g)	10/25/2040	6,278
707,796	Series 2010-120-KD	4.00%		10/25/2040	674,297
6,124,082	Series 2010-121-SD (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.39%, 4.50% Cap)	0.00%	(f)(g)	10/25/2040	233,611
242,685	Series 2010-126-SU (-11 x US 30 Day Average Secured Overnight Financing Rate + 53.74%, 55.00% Cap)	0.00%	(g)	11/25/2040	250,307
178,693	Series 2010-126-SX (-3 x US 30 Day Average Secured Overnight Financing Rate + 14.66%, 15.00% Cap)	0.00%	(g)	11/25/2040	145,670
1,073,261	Series 2010-128-HZ	4.00%		11/25/2040	1,012,622
550,275	Series 2010-132-Z	4.50%		11/25/2040	523,818

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
83,252	Series 2010-137-VS (-3 x US 30 Day Average Secured Overnight Financing Rate + 14.66%, 15.00% Cap)	0.00%	(g)	12/25/2040	75,237
4,115,518	Series 2010-142-AZ	4.00%		12/25/2040	3,893,809
743,832	Series 2010-148-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.54%, 6.65% Cap)	1.22%	(f)(g)	01/25/2026	7,174
7,108,622	Series 2010-150-ZA	4.00%		01/25/2041	6,715,081
3,072,270	Series 2010-16-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.34%, 5.45% Cap)	0.02%	(f)(g)	03/25/2040	205,395
763,520	Series 2010-2-MS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(f)(g)	02/25/2050	102,521
1,189,133	Series 2010-21-DZ	5.00%		03/25/2040	1,175,427
528,784	Series 2010-21-KS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.84%, 4.95% Cap)	0.00%	(f)(g)	03/25/2040	11,062
610,771	Series 2010-31-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.89%, 5.00% Cap)	0.00%	(f)(g)	04/25/2040	21,645
645,219	Series 2010-34-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.82%, 4.93% Cap)	0.00%	(f)(g)	04/25/2040	17,603
176,720	Series 2010-35-ES (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.34%, 6.45% Cap)	1.02%	(f)(g)	04/25/2040	5,162
77,471	Series 2010-35-SV (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.34%, 6.45% Cap)	1.02%	(f)(g)	04/25/2040	1,447
802,993	Series 2010-4-SK (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.12%, 6.23% Cap)	0.80%	(f)(g)	02/25/2040	48,177
526,579	Series 2010-46-MS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.84%, 4.95% Cap)	0.00%	(f)(g)	05/25/2040	19,694
3,505,001	Series 2010-49-ZW	4.50%		05/25/2040	3,385,655
288,927	Series 2010-58-ES (-3 x US 30 Day Average Secured Overnight Financing Rate + 12.18%, 12.47% Cap)	0.00%	(g)	06/25/2040	255,394
2,334,177	Series 2010-59-MS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.66%, 5.77% Cap)	0.34%	(f)(g)	06/25/2040	150,476
2,762,426	Series 2010-59-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.89%, 5.00% Cap)	0.00%	(f)(g)	01/25/2040	78,091
176,122	Series 2010-60-VZ	5.00%		10/25/2039	174,038
181,659	Series 2010-61-EL	4.50%		06/25/2040	177,862
2,631,556	Series 2010-64-EZ	5.00%		06/25/2040	2,600,531
6,343,806	Series 2010-64-FC (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 7.00% Cap)	5.93%		06/25/2040	6,279,702
7,915,513	Series 2010-76-ZK	4.50%		07/25/2040	7,648,225
1,815,446	Series 2010-79-CZ	4.00%		07/25/2040	1,719,704
6,990,983	Series 2010-79-VZ	4.50%		07/25/2040	6,748,347
874,818	Series 2010-84-ZC	4.50%		08/25/2040	843,887
1,749,633	Series 2010-84-ZD	4.50%		08/25/2040	1,687,771
2,264,213	Series 2010-84-ZG	4.50%		08/25/2040	2,183,364
385,010	Series 2010-9-DS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.19%, 0.50% Floor, 5.30% Cap)	0.50%	(f)(g)	02/25/2040	17,449
183,196	Series 2010-90-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.74%, 5.85% Cap)	0.42%	(f)(g)	08/25/2040	10,865
694,304	Series 2010-94-Z	4.50%		08/25/2040	670,058
3,414,631	Series 2010-99-SG (-5 x US 30 Day Average Secured Overnight Financing Rate + 24.43%, 25.00% Cap)	0.00%	(g)	09/25/2040	3,322,565
12,295,869	Series 2011-106-LZ	3.50%		10/25/2041	11,488,279
520,021	Series 2011-110-LS (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.87%, 10.10% Cap)	0.00%	(g)	11/25/2041	381,708
1,480,150	Series 2011-111-CZ	4.00%		11/25/2041	1,395,345
3,826,136	Series 2011-111-EZ	5.00%		11/25/2041	3,776,535
843,342	Series 2011-111-VZ	4.00%		11/25/2041	794,664
26,622,057	Series 2011-131-PB	4.50%		12/25/2041	26,196,253
7,213,220	Series 2011-16-AL	3.50%		03/25/2031	6,940,252
15,004,798	Series 2011-17-NY	3.50%		03/25/2031	14,435,929
332,169	Series 2011-17-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.36%, 6.47% Cap)	1.04%	(f)(g)	03/25/2041	18,050
2,895,644	Series 2011-2-GZ	4.00%		02/25/2041	2,745,301
913,345	Series 2011-25-KY	3.00%		04/25/2026	892,578

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	55

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,445,302	Series 2011-27-BS (-2 x US 30 Day Average Secured Overnight Financing Rate + 8.77%, 9.00% Cap)	0.00%	(g)	04/25/2041	1,178,916
15,906,812	Series 2011-29-AL	3.50%		04/25/2031	15,302,118
6,679,096	Series 2011-32-ZG	4.00%		04/25/2041	6,306,626
1,195,006	Series 2011-36-VZ	4.50%		05/25/2041	1,151,411
3,146,659	Series 2011-37-Z	4.50%		05/25/2041	3,002,984
4,713,392	Series 2011-38-BZ	4.00%		05/25/2041	4,546,047
842,089	Series 2011-39-CB	3.00%		05/25/2026	822,097
3,529,936	Series 2011-39-ZD	4.00%		02/25/2041	3,335,285
1,109,164	Series 2011-40-LZ	4.50%		05/25/2041	1,068,266
1,297,569	Series 2011-42-MZ	4.50%		05/25/2041	1,249,597
8,750,730	Series 2011-45-ZA	4.00%		05/25/2031	8,519,199
2,712,385	Series 2011-45-ZB	4.50%		05/25/2041	2,583,698
9,017,964	Series 2011-51-FJ (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 7.00% Cap)	5.88%		06/25/2041	8,902,601
634,783	Series 2011-59-MA	4.50%		07/25/2041	622,964
1,380,802	Series 2011-60-EL	3.00%		07/25/2026	1,349,063
5,826,259	Series 2011-64-DB	4.00%		07/25/2041	5,605,017
3,716,402	Series 2011-77-Z	3.50%		08/25/2041	3,427,888
24,713,159	Series 2011-99-CZ	4.50%		10/25/2041	23,853,693
13,607,620	Series 2012-104-Z	3.50%		09/25/2042	12,505,632
1,933,593	Series 2012-111-LB	3.50%		05/25/2041	1,813,766
13,808,654	Series 2012-111-MJ	4.00%		04/25/2042	12,894,130
15,020,921	Series 2012-122-DB	3.00%		11/25/2042	13,462,585
11,399,464	Series 2012-132-KH	1.75%		12/25/2032	10,316,065
3,987,293	Series 2012-14-BZ	4.00%		03/25/2042	3,755,839
11,811,755	Series 2012-144-PT	3.95%	(c)	11/25/2049	11,355,554
28,440,525	Series 2012-15-PZ	4.00%	(h)	03/25/2042	26,446,574
9,335,492	Series 2012-20-ZT	3.50%		03/25/2042	8,675,937
17,281,478	Series 2012-31-Z	4.00%		04/25/2042	16,232,267
7,301,448	Series 2012-70-FY (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 7.00% Cap)	5.88%		07/25/2042	7,197,316
98,516	Series 2012-80-EA	2.00%		04/25/2042	95,925
17,466,380	Series 2012-86-ZC	3.50%		08/25/2042	16,112,123
30,310,450	Series 2012-96-VZ	3.50%		09/25/2042	27,875,081
7,219,465	Series 2012-98-BG	4.50%		08/25/2040	7,070,073
13,564,014	Series 2012-99-QE	3.00%		09/25/2042	12,105,507
8,593,550	Series 2013-100-PJ	3.00%		03/25/2043	7,954,479
19,802,556	Series 2013-130-ZE	3.00%		01/25/2044	17,477,702
27,412,938	Series 2013-133-ZT	3.00%	(h)	01/25/2039	25,279,310
6,981,001	Series 2013-41-ZH	3.00%	(h)	05/25/2033	6,433,878
5,692,246	Series 2013-51-HS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.26%, 5.40% Cap)	0.00%	(g)	04/25/2043	3,867,415
994,109	Series 2013-58-SC (-2 x US 30 Day Average Secured Overnight Financing Rate + 5.83%, 6.00% Cap)	0.00%	(g)	06/25/2043	518,091
1,804,797	Series 2013-81-ZQ	3.00%	(h)	08/25/2043	1,241,037
5,826,407	Series 2013-82-SH (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(f)(g)	12/25/2042	415,589
21,963,555	Series 2014-12-GZ	3.50%		03/25/2044	20,137,496
13,526,363	Series 2014-21-GZ	3.00%		04/25/2044	11,938,701
34,044,653	Series 2014-37-ZY	2.50%	(h)	07/25/2044	28,674,177
21,454,889	Series 2014-39-ZA	3.00%		07/25/2044	18,958,418
110,867	Series 2014-46-NZ	3.00%	(h)	06/25/2043	75,934
67,417,558	Series 2014-60-EZ	3.00%	(h)	10/25/2044	58,569,347
47,589,107	Series 2014-61-ZV	3.00%	(h)	10/25/2044	41,303,019
40,131,905	Series 2014-64-NZ	3.00%	(h)	10/25/2044	34,980,441
14,131,177	Series 2014-67-DZ	3.00%	(h)	10/25/2044	12,413,228
45,175,115	Series 2014-68-MZ	3.00%	(h)	11/25/2044	39,235,821
25,501,826	Series 2014-77-VZ	3.00%	(h)	11/25/2044	22,271,153
32,751,040	Series 2014-84-KZ	3.00%	(h)	12/25/2044	28,473,178
50,846,811	Series 2014-M11-1A	3.08%	(c)	08/25/2024	50,254,329

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,672,494	Series 2015-11-A	3.00%		05/25/2034	4,491,920
2,746,862	Series 2015-21-G	3.00%		02/25/2042	2,711,594
4,561,150	Series 2015-42-CA	3.00%		03/25/2044	4,257,280
19,370,486	Series 2015-49-A	3.00%		03/25/2044	17,967,310
10,831,689	Series 2015-52-GZ	3.00%	(h)	07/25/2045	9,512,454
4,767,569	Series 2015-88-AC	3.00%		04/25/2043	4,567,407
36,641,511	Series 2015-88-BA	3.00%		04/25/2044	34,254,735
2,575,214	Series 2015-94-MA	3.00%		01/25/2046	2,266,293
9,860,366	Series 2016-2-JA	2.50%		02/25/2046	9,297,445
23,934,011	Series 2016-32-LA	3.00%		10/25/2044	22,226,944
17,881,399	Series 2016-72-PA	3.00%		07/25/2046	15,905,090
1,278,435	Series 2016-74-PA	3.00%		12/25/2044	1,254,491
1,617,779	Series 2016-79-EP	3.00%		01/25/2044	1,563,403
4,733,779	Series 2016-81-PA	3.00%		02/25/2044	4,559,796
8,989,752	Series 2016-95-AG	2.50%		06/25/2037	8,246,541
12,332,084	Series 2017-57-BC	3.00%		08/25/2057	10,650,937
9,681,975	Series 2018-21-IO	3.00%	(f)	04/25/2048	1,454,638
15,991,372	Series 2018-21-PO	0.00%	(k)	04/25/2048	12,108,342
39,883,695	Series 2018-27-AO	0.00%	(k)	05/25/2048	29,988,319
11,656,844	Series 2018-33-A	3.00%		05/25/2048	10,276,632
13,417,645	Series 2018-38-JB	3.00%		06/25/2048	11,741,300
9,185,594	Series 2018-65-DA	3.00%		09/25/2048	8,017,543
28,068,673	Series 2018-7-CD	3.00%		02/25/2048	24,873,501
21,383,499	Series 2018-85-PO	0.00%	(k)	12/25/2048	15,875,022
5,059,381	Series 2019-48-AZ	3.50%		09/25/2049	4,580,448
5,102,730	Series 2019-64-D	2.50%		11/25/2049	4,362,988
14,630,360	Series 2019-69-DS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(f)(g)	12/25/2049	1,783,698
41,735,679	Series 2019-78-ZB	3.00%		01/25/2050	35,903,172
205,866,497	Series 2019-M16-X	1.18%	(c)(f)	07/25/2031	10,917,759
480,534,077	Series 2019-M18-X	0.71%	(c)(f)	08/25/2029	12,514,117
211,539,284	Series 2019-M24-2XA	1.14%	(c)(f)	03/25/2031	11,452,483
263,059,662	Series 2019-M24-XA	1.25%	(c)(f)	03/25/2029	12,335,473
162,492,626	Series 2019-M7-X	0.33%	(c)(f)	04/25/2029	2,247,013
32,487,413	Series 2020-47-GL	2.00%		05/25/2046	28,001,870
9,101,097	Series 2020-53-CG	2.00%		08/25/2050	7,551,680
50,244,347	Series 2020-54-AB	1.00%		08/25/2050	38,263,899
11,147,211	Series 2020-54-AS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(f)(g)	08/25/2050	1,426,250
12,985,214	Series 2020-59-QZ	3.00%		08/25/2040	11,556,155
19,162,837	Series 2020-61-AI	3.00%	(f)	09/25/2050	2,759,565
8,998,323	Series 2020-61-DC	1.50%		09/25/2060	6,737,552
34,104,430	Series 2020-61-DI	3.00%	(f)	09/25/2060	5,389,117
70,307,074	Series 2020-62-JD	1.25%		09/25/2050	51,550,974
18,343,380	Series 2020-86-JA	2.00%		05/25/2041	16,755,059
22,180,001	Series 2020-97-EI	2.00%	(f)	01/25/2051	2,843,452
25,863,864	Series 2020-99-IQ	3.00%	(f)	01/25/2051	4,579,231
349,885,595	Series 2020-M10-X2	1.72%	(c)(f)	12/25/2030	24,055,824
186,084,843	Series 2020-M10-X8	0.72%	(c)(f)	12/25/2027	3,072,037
75,483,145	Series 2020-M13-X2	1.23%	(c)(f)	09/25/2030	3,349,074
479,334,600	Series 2020-M15-X1	1.45%	(c)(f)	09/25/2031	30,114,724
17,943,918	Series 2020-M17-X1	1.36%	(c)(f)	01/25/2028	588,857
116,354,962	Series 2020-M27-X1	0.88%	(c)(f)	03/25/2031	4,200,845
160,148,957	Series 2020-M54-X	1.50%	(c)(f)	12/25/2033	11,044,096
52,980,215	Series 2020-M7-X2	1.24%	(c)(f)	03/25/2031	2,982,828
11,315,826	Series 2021-1-PA	1.00%		11/25/2050	8,429,507
16,980,670	Series 2021-13-AK	2.00%		01/25/2049	14,548,418
13,313,270	Series 2021-21-DK	2.00%		07/25/2043	11,363,612
5,638,975	Series 2021-28-KF (US 30 Day Average Secured Overnight Financing Rate + 0.75%, 0.75% Floor, 4.00% Cap)	4.00%		05/25/2051	4,183,327
23,081,869	Series 2021-28-LB	2.00%		04/25/2051	18,610,061
13,235,757	Series 2021-29-BA	1.25%		05/25/2041	11,418,202

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	57

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
41,849,498	Series 2021-3-KI	2.50%	(f)	02/25/2051	6,069,144
25,553,006	Series 2021-40-BA	3.00%		01/25/2051	22,083,838
37,692,099	Series 2021-43-EI	3.00%	(f)	07/25/2051	6,209,883
73,669,132	Series 2021-43-LI	3.00%	(f)	07/25/2051	12,599,359
29,053,999	Series 2021-58-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.65%, 2.65% Cap)	0.00%	(f)(g)	09/25/2051	250,350
6,602,867	Series 2021-61-KZ	2.50%	(h)	09/25/2051	3,861,176
18,994,862	Series 2021-63-G	2.00%		06/25/2049	15,404,899
86,142,027	Series 2021-70-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.75%, 3.75% Cap)	0.00%	(f)(g)	10/25/2049	2,130,172
21,822,652	Series 2021-73-JA	2.50%		05/25/2049	18,959,402
19,267,912	Series 2021-85-C	2.50%		03/25/2049	16,752,295
23,121,494	Series 2021-85-CJ	2.50%		03/25/2049	20,102,754
23,121,494	Series 2021-85-CK	2.50%		03/25/2049	20,102,754
26,893,264	Series 2021-85-DI	3.00%	(f)	12/25/2051	4,335,396
52,408,393	Series 2021-86-MA	2.50%		11/25/2047	46,381,784
25,045,113	Series 2021-88-LB	2.50%		03/25/2050	21,228,260
32,985,612	Series 2021-9-CA	2.00%		03/25/2051	26,876,390
24,410,534	Series 2021-92-M	2.50%		01/25/2049	21,257,691
11,185,659	Series 2021-M12-2A1	2.13%	(c)	05/25/2033	9,816,074
934,175,203	Series 2021-M14-X	0.98%	(c)(f)	10/25/2031	31,549,899
175,878,721	Series 2021-M3-X2	0.93%	(c)(f)	08/25/2033	6,528,126
21,875,285	Series 2021-M5-A1	1.46%	(c)	01/25/2033	19,521,319
21,120,857	Series 2022-18-DK	3.00%		07/25/2046	19,441,327
36,721,521	Series 2022-18-DZ	3.50%	(h)	04/25/2052	27,944,666
24,999,960	Series 2022-19-LA	3.00%		02/25/2047	22,846,414
146,422,881	Series 2022-3-AB	2.00%		11/25/2047	126,542,328
2,568,728	Series 2022-3-EV	2.00%		08/25/2033	2,258,507
85,431,210	Series 2022-3-EZ	2.00%	(h)	01/25/2052	47,305,653
58,034,973	Series 2022-3-NZ	2.00%	(h)	02/25/2052	32,155,263
84,326,662	Series 2022-3-Z	2.00%	(h)	02/25/2052	46,033,394
81,933,657	Series 2022-4-EA	2.50%		10/25/2047	72,918,111
15,282,473	Series 2022-4-LG	3.00%		02/25/2052	13,650,761
30,662,816	Series 2022-6-M	2.50%		06/25/2050	26,585,247
21,641,561	Series 2022-71-A	3.00%		12/25/2051	19,654,562
713,376,822	Series 2022-M2-X	0.39%	(c)(f)	01/25/2032	16,150,495
17,758,976	Series 2022-M4-A1X	2.46%	(c)	05/25/2030	16,103,184
117,524,186	Series 2023-2-IO	3.00%	(f)	12/25/2051	18,514,114
18,998,146	Series 2023-29-DO	0.00%	(k)	11/25/2050	12,539,626
14,119,619	Series 2023-30-MO	0.00%	(k)	10/25/2050	9,516,095
95,302,740	Series 2023-39-IO	3.00%	(f)	10/25/2052	16,143,989
7,324,368	Series 2023-M1S-A1X	4.51%	(c)	07/25/2033	7,259,792
18,569,490	Series 2024-8-PO	0.00%	(k)	08/25/2050	13,847,761
2,684,359	Series 400-S4 (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.34%, 5.45% Cap)	0.02%	(f)(g)	11/25/2039	182,205
27,099,849	Series 412-A3	3.00%		08/25/2042	23,820,712
57,141,864	Series 427-C69	3.00%	(f)	03/25/2047	8,830,875
33,346,295	Series 428-C17	3.00%	(f)	04/25/2050	5,021,484
29,538,589	Series 432-C11	3.00%	(f)	08/25/2052	4,943,168

	Freddie Mac Whole Loan Securities Trust
8,126,333	Series 2015-SC02-1A	3.00%		09/25/2045	7,043,528
4,607,918	Series 2016-SC01-1A	3.00%		07/25/2046	3,985,306

	FREMF Mortgage Trust
1,479,905	Series 2017-KF34-B (US 30 Day Average Secured Overnight Financing Rate + 2.81%, 2.55% Floor)	8.13%	(a)	08/25/2024	1,473,343

	Ginnie Mae II Pool
26,645,058	Pool 785310	2.50%		02/20/2051	22,611,211
41,241,435	Pool 785346	2.00%		03/20/2051	32,748,859
12,604,534	Pool 785350	2.00%		01/20/2051	9,987,594
24,020,904	Pool 785374	2.50%		03/20/2051	20,452,982
86,731,997	Pool 785401	2.50%		10/20/2050	72,126,606
120,870,350	Pool 785412	2.50%		03/20/2051	102,570,664
27,361,347	Pool 785595	2.50%		03/20/2051	23,288,464

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
52,125,831	Pool 785609	2.50%		08/20/2051	44,304,791
13,409,972	Pool 785638	2.50%		08/20/2051	11,379,712
30,335,467	Pool 785639	2.50%		08/20/2051	25,742,731
12,730,493	Pool 785680	2.50%		10/20/2051	10,803,057
54,410,971	Pool 785717	3.00%		11/20/2051	47,732,700
9,672,968	Pool CB2017	2.50%		03/20/2051	8,208,710
9,264,231	Pool CB4182	2.50%		03/20/2051	7,861,683
2,520,322	Pool CB5487	2.50%		03/20/2051	2,084,918
8,064,017	Pool CB9135	2.50%		04/20/2051	6,902,971
7,784,673	Pool CH0426	2.50%		02/20/2052	6,440,259
6,278,820	Pool CI0294	2.50%		01/20/2052	5,163,489
26,995,735	Pool CI6428	2.50%		01/20/2052	22,333,720
558,737	Pool MA2511	3.50%		01/20/2045	504,875
16,820,543	Pool MA5076	3.00%		03/20/2048	15,015,968
10,397,921	Pool MA7255	2.50%		03/20/2051	8,874,111

	Government National Mortgage Association
23,695,592	Pool 786510	3.00%		02/20/2052	20,549,653
4,100,711	Series 2003-67-SP (-1 x CME Term SOFR 1 Month + 6.99%, 7.10% Cap)	1.66%	(f)(g)	08/20/2033	36,848
1,725,288	Series 2003-86-ZK	5.00%		10/20/2033	1,713,777
1,057,266	Series 2004-49-Z	6.00%		06/20/2034	1,070,664
1,918,918	Series 2004-83-CS (-1 x CME Term SOFR 1 Month + 5.97%, 6.08% Cap)	0.64%	(f)(g)	10/20/2034	88,681
498,133	Series 2005-21-Z	5.00%		03/20/2035	497,176
5,270,832	Series 2005-39-ZB	5.00%		07/20/2034	5,258,141
370,711	Series 2006-24-CX (-7 x CME Term SOFR 1 Month + 39.13%, 39.97% Cap)	0.05%	(g)	05/20/2036	394,375
1,874,385	Series 2007-26-SJ (-1 x CME Term SOFR 1 Month + 4.58%, 4.69% Cap)	0.00%	(f)(g)	04/20/2037	10,933
1,990,104	Series 2008-2-SM (-1 x CME Term SOFR 1 Month + 6.39%, 6.50% Cap)	1.06%	(f)(g)	01/16/2038	133,730
3,478,328	Series 2008-42-AI (-1 x CME Term SOFR 1 Month + 7.58%, 7.69% Cap)	2.25%	(f)(g)	05/16/2038	396,061
1,300,159	Series 2008-43-SH (-1 x CME Term SOFR 1 Month + 6.22%, 6.34% Cap)	0.89%	(f)(g)	05/20/2038	30,456
1,511,529	Series 2008-51-SC (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	06/20/2038	81,573
1,216,023	Series 2008-51-SE (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	06/16/2038	75,684
419,264	Series 2008-82-SM (-1 x CME Term SOFR 1 Month + 5.94%, 6.05% Cap)	0.61%	(f)(g)	09/20/2038	9,085
682,932	Series 2008-83-SD (-1 x CME Term SOFR 1 Month + 6.45%, 6.56% Cap)	1.12%	(f)(g)	11/16/2036	20,520
2,586,239	Series 2009-10-NS (-1 x CME Term SOFR 1 Month + 6.54%, 6.65% Cap)	1.21%	(f)(g)	02/16/2039	197,798
3,002,439	Series 2009-106-VZ	4.50%		11/20/2039	2,940,559
500,940	Series 2009-24-SN (-1 x CME Term SOFR 1 Month + 5.99%, 6.10% Cap)	0.66%	(f)(g)	09/20/2038	12,387
1,744,255	Series 2009-32-ZE	4.50%		05/16/2039	1,696,343
9,687,646	Series 2009-35-DZ	4.50%		05/20/2039	9,366,143
9,499	Series 2009-41-ZQ	4.50%	(h)	06/16/2039	9,346
1,291,067	Series 2009-48-Z	5.00%		06/16/2039	1,281,688
85,123	Series 2009-50-KP	4.50%		06/20/2039	84,126
679,828	Series 2009-69-TS (-1 x CME Term SOFR 1 Month + 6.09%, 6.20% Cap)	0.76%	(f)(g)	04/16/2039	21,491
1,371,882	Series 2009-75-GZ	4.50%		09/20/2039	1,343,681
200,110	Series 2009-87-IG (-1 x CME Term SOFR 1 Month + 6.63%, 6.74% Cap)	1.30%	(f)(g)	03/20/2037	999
2,782,901	Series 2010-1-SA (-1 x CME Term SOFR 1 Month + 5.64%, 5.75% Cap)	0.31%	(f)(g)	01/16/2040	162,950
5,783,619	Series 2010-106-PS (-1 x CME Term SOFR 1 Month + 5.94%, 6.05% Cap)	0.61%	(f)(g)	03/20/2040	168,900
2,543,620	Series 2010-25-ZB	4.50%		02/16/2040	2,478,328

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	59

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
20,341,664	Series 2010-26-QS (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	02/20/2040	1,848,366
1,731,982	Series 2010-42-AY	5.00%		11/20/2039	1,734,952
1,676,141	Series 2010-42-ES (-1 x CME Term SOFR 1 Month + 5.57%, 5.68% Cap)	0.24%	(f)(g)	04/20/2040	122,425
474,213	Series 2010-61-AS (-1 x CME Term SOFR 1 Month + 6.44%, 6.55% Cap)	1.11%	(f)(g)	09/20/2039	22,459
5,276,772	Series 2010-62-SB (-1 x CME Term SOFR 1 Month + 5.64%, 5.75% Cap)	0.31%	(f)(g)	05/20/2040	396,967
6,156,657	Series 2010-62-ZG	5.50%		05/16/2040	6,147,459
2,599,782	Series 2011-18-SN (-2 x CME Term SOFR 1 Month + 9.27%, 9.50% Cap)	0.00%	(g)	12/20/2040	2,113,413
2,603,623	Series 2011-18-YS (-2 x CME Term SOFR 1 Month + 9.27%, 9.50% Cap)	0.00%	(g)	12/20/2040	2,095,798
751,622	Series 2011-69-OC	0.00%	(k)	05/20/2041	576,600
7,451,767	Series 2011-69-SB (-1 x CME Term SOFR 1 Month + 5.24%, 5.35% Cap)	0.00%	(f)(g)	05/20/2041	531,950
11,882,196	Series 2011-70-PO	0.00%	(k)	05/16/2041	8,955,597
7,358,365	Series 2011-71-ZA	4.50%		02/20/2041	7,192,294
2,815,543	Series 2011-72-AS (-1 x CME Term SOFR 1 Month + 5.27%, 5.38% Cap)	0.00%	(f)(g)	05/20/2041	197,336
2,157,865	Series 2011-72-SK (-1 x CME Term SOFR 1 Month + 6.04%, 6.15% Cap)	0.71%	(f)(g)	05/20/2041	147,333
7,406,426	Series 2013-116-LS (-1 x CME Term SOFR 1 Month + 6.04%, 6.15% Cap)	0.71%	(f)(g)	08/20/2043	700,296
10,381,329	Series 2013-136-CS (-1 x CME Term SOFR 1 Month + 6.09%, 6.20% Cap)	0.76%	(f)(g)	09/16/2043	789,946
17,388,572	Series 2013-182-WZ	2.50%		12/20/2043	15,199,349
53,601,178	Series 2013-182-ZW	2.50%		12/20/2043	47,377,111
3,710,950	Series 2013-186-SG (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	02/16/2043	214,357
5,092,495	Series 2013-26-MS (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	02/20/2043	470,127
2,558,979	Series 2013-34-PL	3.00%		03/20/2042	2,480,034
8,792,674	Series 2014-163-PS (-1 x CME Term SOFR 1 Month + 5.49%, 5.60% Cap)	0.16%	(f)(g)	11/20/2044	701,665
9,491,747	Series 2014-167-SA (-1 x CME Term SOFR 1 Month + 5.49%, 5.60% Cap)	0.16%	(f)(g)	11/20/2044	779,142
16,135,846	Series 2014-21-SE (-1 x CME Term SOFR 1 Month + 5.44%, 5.55% Cap)	0.11%	(f)(g)	02/20/2044	1,189,811
10,151,423	Series 2014-30-EA	1.81%	(c)	02/16/2044	8,731,241
9,671,875	Series 2014-39-SK (-1 x CME Term SOFR 1 Month + 6.09%, 6.20% Cap)	0.76%	(f)(g)	03/20/2044	944,968
10,654,497	Series 2014-59-DS (-1 x CME Term SOFR 1 Month + 6.14%, 6.25% Cap)	0.81%	(f)(g)	04/16/2044	899,712
10,066,431	Series 2016-108-SM (-1 x CME Term SOFR 1 Month + 5.99%, 6.10% Cap)	0.66%	(f)(g)	08/20/2046	1,154,394
12,135,357	Series 2018-40-AZ	3.00%	(h)	10/20/2047	9,863,552
22,797,628	Series 2019-122-IO	1.00%	(c)(f)	07/16/2061	1,450,613
187,843,586	Series 2019-147-IO	0.40%	(c)(f)	06/16/2061	6,404,414
10,073,489	Series 2019-153-GF (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 6.50% Cap)	5.89%		12/20/2049	9,901,278
19,018,691	Series 2020-104-AI	3.00%	(f)	07/20/2050	3,027,673
11,993,383	Series 2020-104-EI	3.00%	(f)	07/20/2050	1,910,288
10,380,716	Series 2020-112-LS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.20%, 6.20% Cap)	0.88%	(f)(g)	08/20/2050	1,477,843
41,203,874	Series 2020-115-IG	2.50%	(f)	08/20/2050	5,692,946
19,968,204	Series 2020-138-IC	3.50%	(f)	08/20/2050	3,607,661
146,058,650	Series 2020-140-ES (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	09/20/2050	18,446,638
37,367,436	Series 2020-140-SG (-1 x CME Term SOFR 1 Month + 6.24%, 6.35% Cap)	0.91%	(f)(g)	09/20/2050	4,596,856
47,873,852	Series 2020-146-CI	2.50%	(f)	10/20/2050	6,137,437
26,057,116	Series 2020-146-KI	2.50%	(f)	10/20/2050	3,433,627
42,006,561	Series 2020-148-AI	2.50%	(f)	10/20/2050	5,308,415

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
36,367,385	Series 2020-148-JL	1.00%		10/20/2050	26,544,663
149,435,433	Series 2020-151-MI	2.50%	(f)	10/20/2050	20,608,416
64,427,708	Series 2020-152-IO	0.58%	(c)(f)	12/16/2062	2,914,916
100,671,108	Series 2020-153-EI	2.50%	(f)	10/20/2050	13,160,482
44,645,021	Series 2020-160-IA	2.50%	(f)	10/20/2050	5,762,927
11,025,288	Series 2020-160-IM	2.50%	(f)	10/20/2050	1,506,697
35,782,988	Series 2020-162-QS (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	10/20/2050	4,550,415
50,806,634	Series 2020-166-SM (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	11/20/2050	6,333,596
70,718,568	Series 2020-167-BI	2.50%	(f)	11/20/2050	9,144,696
53,521,003	Series 2020-167-DI	2.50%	(f)	11/20/2050	6,699,358
33,509,137	Series 2020-167-IA	2.50%	(f)	11/20/2050	4,637,986
78,507,696	Series 2020-167-JI	2.50%	(f)	11/20/2050	10,607,434
14,427,996	Series 2020-167-NS (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	11/20/2050	1,959,573
27,886,229	Series 2020-167-YK	1.20%		11/20/2050	20,741,454
127,377,773	Series 2020-173-MI	2.50%	(f)	11/20/2050	17,612,295
40,845,643	Series 2020-175-MI	2.50%	(f)	11/20/2050	5,259,685
38,069,970	Series 2020-175-SC (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	11/20/2050	4,852,996
81,765,907	Series 2020-177-IO	0.82%	(c)(f)	06/16/2062	4,895,586
28,396,367	Series 2020-181-AI	2.50%	(f)	12/20/2050	3,668,370
48,573,057	Series 2020-181-BI	2.50%	(f)	12/20/2050	6,474,128
30,209,664	Series 2020-181-SA (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	12/20/2050	3,859,828
28,174,016	Series 2020-181-YM	1.17%		12/20/2050	20,905,551
65,575,247	Series 2020-185-AI	2.50%	(f)	12/20/2050	8,496,578
50,846,882	Series 2020-185-KI	2.50%	(f)	12/20/2050	6,197,737
41,303,123	Series 2020-185-MI	2.50%	(f)	12/20/2050	5,436,317
46,706,669	Series 2020-187-AI	2.50%	(f)	12/20/2050	5,995,553
5,424,291	Series 2020-188-DI	2.50%	(f)	12/20/2050	730,736
26,833,303	Series 2020-188-GI	2.00%	(f)	12/20/2050	2,857,768
40,232,807	Series 2020-188-IQ	3.00%	(f)	10/20/2050	6,392,450
90,160,905	Series 2020-188-KI	2.50%	(f)	12/20/2050	12,163,184
36,428,149	Series 2020-188-NS (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	12/20/2050	4,603,968
39,908,433	Series 2020-195-IX	1.13%	(c)(f)	12/16/2062	2,998,700
5,258,423	Series 2020-4-H	2.50%		10/20/2049	4,492,759
35,400,085	Series 2020-7-FM (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 6.50% Cap)	5.89%		01/20/2050	34,825,896
8,452,171	Series 2020-79-KG	1.30%		06/20/2050	6,503,273
89,548,223	Series 2020-89-IA	1.16%	(c)(f)	04/16/2062	7,274,907
66,376,532	Series 2020-94-IO	0.97%	(c)(f)	03/16/2062	4,375,574
17,626,063	Series 2020-98-SA (-1 x CME Term SOFR 1 Month + 6.04%, 6.15% Cap)	0.71%	(f)(g)	07/20/2050	2,171,189
80,817,895	Series 2021-1-EI	2.00%	(f)	01/20/2051	6,555,180
34,700,189	Series 2021-1-IA	2.50%	(f)	01/20/2051	4,571,538
66,542,531	Series 2021-10-IO	0.99%	(c)(f)	05/16/2063	4,640,550
117,139,292	Series 2021-100-IO	0.97%	(c)(f)	06/16/2063	7,803,222
64,386,687	Series 2021-107-QI	2.50%	(f)	06/20/2051	8,673,795
130,351,011	Series 2021-110-IO	0.87%	(c)(f)	11/16/2063	8,546,686
24,630,310	Series 2021-114-SB (-1 x CME Term SOFR 1 Month + 2.49%, 2.60% Cap)	0.00%	(f)(g)	06/20/2051	246,059
44,822,175	Series 2021-116-IA	2.50%	(f)	06/20/2051	6,004,074
44,948,594	Series 2021-116-XI	3.50%	(f)	03/20/2051	8,041,744
21,369,581	Series 2021-117-IJ	3.50%	(f)	06/20/2051	2,750,086
16,542,157	Series 2021-117-SH (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	07/20/2051	1,606,983
238,706,366	Series 2021-12-IO	0.95%	(c)(f)	03/16/2063	15,830,672
115,161,852	Series 2021-122-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.60%, 2.60% Cap)	0.00%	(f)(g)	07/20/2051	1,077,305
25,773,591	Series 2021-125-IO	3.00%	(f)	06/20/2051	3,690,402

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	61

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
61,496,908	Series 2021-135-GI	3.00%	(f)	08/20/2051	9,803,769
77,619,998	Series 2021-135-SK (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	08/20/2051	7,623,689
64,323,367	Series 2021-136-EI	3.00%	(f)	08/20/2051	10,255,390
39,823,001	Series 2021-138-IL	3.00%	(f)	08/20/2051	6,367,555
38,926,413	Series 2021-138-KI	3.00%	(f)	08/20/2051	6,256,638
58,968,798	Series 2021-138-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.75%, 3.75% Cap)	0.00%	(f)(g)	08/20/2051	961,799
15,358,356	Series 2021-139-BI	3.50%	(f)	08/20/2051	1,972,311
48,790,636	Series 2021-140-IJ	3.00%	(f)	08/20/2051	7,855,346
31,909,998	Series 2021-142-IO	3.00%	(f)	08/20/2051	5,132,621
119,404,837	Series 2021-142-XI	3.00%	(f)	08/20/2051	19,133,873
111,963,910	Series 2021-143-IO	0.97%	(c)(f)	10/16/2063	7,540,098
85,232,202	Series 2021-144-IO	0.83%	(c)(f)	04/16/2063	5,152,585
230,307,963	Series 2021-15-BI	2.50%	(f)	01/20/2051	30,238,583
89,337,489	Series 2021-150-IO	1.03%	(c)(f)	11/16/2063	5,967,280
68,492,543	Series 2021-151-IO	0.92%	(c)(f)	04/16/2063	4,659,342
28,832,444	Series 2021-155-IE	3.00%	(f)	09/20/2051	4,654,456
80,153,597	Series 2021-155-KI	4.00%	(f)	09/20/2051	10,762,993
38,716,158	Series 2021-155-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.20%, 3.20% Cap)	0.00%	(f)(g)	09/20/2051	723,520
39,450,426	Series 2021-155-SG (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	09/20/2051	4,659,912
23,496,222	Series 2021-157-IO	0.89%	(c)(f)	09/16/2063	1,489,273
46,844,741	Series 2021-158-IO	3.00%	(f)	09/20/2051	7,448,979
64,209,082	Series 2021-158-IV	2.50%	(f)	09/20/2051	8,688,856
24,953,345	Series 2021-160-IA	3.00%	(f)	09/20/2051	3,978,741
80,137,473	Series 2021-160-SQ (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.65%, 3.00% Cap)	0.00%	(f)(g)	09/20/2051	779,337
35,658,904	Series 2021-160-WI	2.50%	(f)	09/20/2051	4,427,545
42,338,688	Series 2021-160-XI	3.00%	(f)	09/20/2051	6,754,257
43,804,498	Series 2021-161-KI	3.50%	(f)	09/20/2051	7,076,639
81,817,923	Series 2021-161-UI	3.00%	(f)	09/20/2051	13,068,662
28,223,173	Series 2021-162-DI	3.00%	(f)	09/20/2051	4,504,946
15,168,580	Series 2021-170-IO	0.99%	(c)(f)	05/16/2063	1,081,403
40,523,941	Series 2021-175-IM	3.00%	(f)	10/20/2051	5,616,582
15,411,483	Series 2021-175-IN	2.50%	(f)	07/20/2051	2,045,184
52,620,299	Series 2021-175-IU	2.50%	(f)	09/20/2051	6,852,179
44,535,380	Series 2021-176-TI	4.00%	(f)	10/20/2051	5,829,423
118,898,546	Series 2021-177-IA	2.50%	(f)	10/20/2051	15,345,237
57,798,163	Series 2021-180-IO	0.91%	(c)(f)	11/16/2063	3,986,466
69,338,847	Series 2021-184-IO	0.88%	(c)(f)	12/16/2061	4,567,509
27,590,709	Series 2021-188-IA	3.00%	(f)	10/20/2051	4,396,317
48,523,664	Series 2021-188-IN	2.50%	(f)	10/20/2051	6,599,218
34,055,616	Series 2021-188-IT	2.50%	(f)	10/20/2051	4,454,703
23,092,502	Series 2021-188-IW	3.00%	(f)	10/20/2051	3,516,249
157,497,997	Series 2021-189-IO	0.88%	(c)(f)	06/16/2061	10,391,923
23,370,329	Series 2021-191-BI	2.50%	(f)	10/20/2051	3,158,026
46,944,030	Series 2021-191-CI	2.50%	(f)	10/20/2051	6,002,719
28,848,269	Series 2021-192-AI	3.00%	(f)	10/20/2051	4,650,520
59,700,877	Series 2021-193-I	3.00%	(f)	06/20/2051	9,081,315
4,347,525	Series 2021-193-SW (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.55%, 2.55% Cap)	0.00%	(f)(g)	11/20/2051	45,456
70,708,209	Series 2021-196-IO	2.50%	(f)	11/20/2051	9,507,249
62,179,305	Series 2021-2-IO	0.88%	(c)(f)	06/16/2063	3,959,877
31,825,088	Series 2021-20-IO	1.15%	(c)(f)	08/16/2062	2,458,533
85,857,332	Series 2021-200-IO	0.88%	(c)(f)	11/16/2063	5,837,045
25,802,169	Series 2021-205-DI	2.50%	(f)	11/20/2051	3,380,876
180,241,565	Series 2021-208-IO	0.76%	(c)(f)	06/16/2064	9,848,255
182,298,095	Series 2021-210-IO	0.98%	(c)(f)	05/16/2062	12,955,415
52,200,744	Series 2021-211-IO	0.97%	(c)(f)	01/16/2063	3,621,990
33,380,974	Series 2021-213-IH	3.00%	(f)	12/20/2051	5,349,268
266,802,402	Series 2021-22-IO	0.98%	(c)(f)	05/16/2063	18,552,959

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,350,489	Series 2021-226-TI	2.50%	(f)	12/20/2051	1,270,610
74,600,886	Series 2021-24-XI	2.00%	(f)	02/20/2051	7,456,650
32,637,194	Series 2021-24-YD	1.20%		02/20/2051	24,962,108
11,275,911	Series 2021-25-EI	2.50%	(f)	02/20/2051	1,465,388
21,175,689	Series 2021-30-IB	2.50%	(f)	02/20/2051	2,882,140
25,876,459	Series 2021-30-WI	2.50%	(f)	02/20/2051	3,483,629
26,346,174	Series 2021-35-IO	1.03%	(c)(f)	12/16/2062	1,900,969
76,553,465	Series 2021-35-IX	1.20%	(c)(f)	12/16/2062	6,265,572
33,039,750	Series 2021-40-IO	0.82%	(c)(f)	02/16/2063	2,007,416
594,586,186	Series 2021-45-IO	0.81%	(c)(f)	04/16/2063	35,976,864
33,069,584	Series 2021-49-NI	2.50%	(f)	03/20/2051	3,953,925
46,757,911	Series 2021-49-QI	2.50%	(f)	03/20/2049	4,458,661
28,677,985	Series 2021-52-IO	0.72%	(c)(f)	04/16/2063	1,572,064
73,010,804	Series 2021-57-JI	3.00%	(f)	03/20/2051	11,571,570
8,170,904	Series 2021-58-HP	3.00%		08/20/2050	7,125,501
101,177,085	Series 2021-58-IE	3.00%	(f)	07/20/2050	16,037,711
205,728,803	Series 2021-60-IO	0.83%	(c)(f)	05/16/2063	12,348,460
78,773,600	Series 2021-64-IG	3.00%	(f)	04/20/2051	12,490,728
236,444,657	Series 2021-65-IO	0.88%	(c)(f)	08/16/2063	15,268,319
40,606,931	Series 2021-7-IP	3.50%	(f)	07/20/2050	7,165,414
90,104,569	Series 2021-7-KI	2.50%	(f)	01/20/2051	12,113,730
53,156,103	Series 2021-7-MI	2.50%	(f)	01/20/2051	7,148,842
179,204,922	Series 2021-70-IO	0.71%	(c)(f)	04/16/2063	9,730,809
163,138,616	Series 2021-71-IO	0.87%	(c)(f)	10/16/2062	10,323,297
159,321,183	Series 2021-72-IO	0.57%	(c)(f)	01/16/2061	7,124,302
104,629,413	Series 2021-74-CI	3.00%	(f)	12/20/2050	16,520,315
100,596,676	Series 2021-77-SJ (-1 x CME Term SOFR 1 Month + 3.64%, 3.75% Cap)	0.00%	(f)(g)	05/20/2051	1,957,199
11,466,657	Series 2021-78-IC	4.00%	(f)	05/20/2051	2,138,682
59,100,211	Series 2021-80-IO	0.90%	(c)(f)	12/16/2062	4,018,525
311,684,974	Series 2021-85-IO	0.68%	(c)(f)	03/16/2063	16,422,744
47,022,086	Series 2021-87-ET	2.00%		05/20/2051	38,171,833
59,302,600	Series 2021-9-AI	2.00%	(f)	01/20/2051	5,851,109
102,351,626	Series 2021-9-MI	2.50%	(f)	01/20/2051	13,744,196
44,356,971	Series 2021-96-TS (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.25%, 3.25% Cap)	0.00%	(f)(g)	06/20/2051	853,419
41,842,524	Series 2021-97-NI	2.50%	(f)	08/20/2049	4,221,116
34,031,003	Series 2021-97-SH (-1 x CME Term SOFR 1 Month + 3.64%, 3.75% Cap)	0.00%	(f)(g)	06/20/2051	727,756
109,425,302	Series 2021-98-IG	3.00%	(f)	06/20/2051	17,605,185
25,010,768	Series 2021-98-MI	2.50%	(f)	06/20/2051	3,367,800
27,162,509	Series 2021-98-SB (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	06/20/2051	3,001,419
69,547,974	Series 2021-98-ST (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.73%, 2.73% Cap)	0.00%	(f)(g)	03/20/2051	461,353
8,758,810	Series 2021-98-SW (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(f)(g)	06/20/2051	944,998
41,418,584	Series 2021-99-IO	0.59%	(c)(f)	05/16/2061	1,906,547
204,038,418	Series 2022-102-IO	0.48%	(c)(f)	06/16/2064	8,672,837
65,736,048	Series 2022-137-DI	2.50%	(f)	02/20/2051	8,376,554
66,757,448	Series 2022-137-EI	2.50%	(f)	06/20/2051	8,975,098
114,515,307	Series 2022-14-IO	0.66%	(c)(f)	12/01/2061	5,784,340
87,270,166	Series 2022-141-IO	0.78%	(c)(f)	06/16/2064	6,078,114
96,377,970	Series 2022-158-IO	0.88%	(c)(f)	08/16/2064	7,399,515
26,397,309	Series 2022-160-ZD	3.00%	(h)	11/20/2047	21,999,441
61,799,885	Series 2022-167-IO	0.82%	(c)(f)	08/16/2065	4,099,613
132,997,938	Series 2022-169-IO	0.89%	(c)(f)	01/16/2062	10,144,737
14,521,180	Series 2022-183-B	5.00%		04/20/2047	14,409,518
85,327,304	Series 2022-188-IO	2.50%	(f)	02/20/2051	11,450,327
80,269,918	Series 2022-202-IO	0.72%	(c)(f)	10/16/2063	5,204,003
84,028,469	Series 2022-207-EI	3.50%	(f)	02/20/2052	15,273,225
88,339,051	Series 2022-207-IO	3.00%	(f)	08/20/2051	13,994,354
74,352,646	Series 2022-21-IO	0.78%	(c)(f)	10/16/2063	4,530,812

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	63

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
55,516,325	Series 2022-218-IO	3.50%	(f)	01/20/2052	9,360,569
13,358,898	Series 2022-23-BA	3.00%		05/20/2049	11,938,454
145,119,095	Series 2022-27-IO	0.75%	(c)(f)	03/16/2064	8,226,772
93,069,833	Series 2022-35-IO	0.55%	(c)(f)	10/16/2063	4,663,273
143,235,588	Series 2022-38-IO	0.72%	(c)(f)	04/16/2064	8,035,674
414,159,202	Series 2022-39-IO	0.62%	(c)(f)	01/16/2064	22,614,459
122,499,176	Series 2022-42-IO	0.67%	(c)(f)	12/16/2063	6,584,196
22,562,879	Series 2022-44-TY	2.00%		12/20/2051	17,382,546
59,258,624	Series 2022-48-IO	0.70%	(c)(f)	01/16/2064	3,560,104
66,476,670	Series 2022-49-IO	0.76%	(c)(f)	03/16/2064	3,805,018
125,244,059	Series 2022-54-IO	0.59%	(c)(f)	10/16/2063	6,138,399
33,880,881	Series 2022-56-HI	2.50%	(f)	01/20/2052	4,522,694
78,661,751	Series 2022-62-IO	0.62%	(c)(f)	06/16/2064	4,093,974
207,188,873	Series 2022-71-IO	0.55%	(c)(f)	06/16/2064	9,201,506
275,169,449	Series 2022-72-DI	0.58%	(c)(f)	06/16/2064	13,206,620
97,526,541	Series 2022-73-IO	0.56%	(c)(f)	07/16/2064	5,080,762
5,944,000	Series 2022-78-HW	2.50%		04/20/2052	4,518,332
191,173,550	Series 2022-8-IO	0.86%	(c)(f)	09/16/2063	12,362,276
131,272,337	Series 2022-83-IO	2.50%	(f)	11/20/2051	18,260,901
125,675,142	Series 2022-86-IO	0.53%	(c)(f)	10/16/2063	5,687,366
59,944,491	Series 2022-9-EI	3.00%	(f)	01/20/2052	8,377,273
97,392,392	Series 2022-91-IO	0.43%	(c)(f)	07/16/2064	4,284,174
474,306,647	Series 2023-108-IO	0.70%	(c)(f)	08/16/2059	16,388,528
51,055,703	Series 2023-118-IO	0.65%	(c)(f)	05/16/2065	2,766,438
10,983,076	Series 2023-140-AS (-2 x US 30 Day Average Secured Overnight Financing Rate + 13.00%, 13.00% Cap)	2.36%	(g)	09/20/2053	10,433,605
49,253,736	Series 2023-16-IO	0.90%	(c)(f)	07/16/2063	3,432,503
23,178,926	Series 2023-164-BV	3.00%		01/20/2052	19,597,998
39,365,985	Series 2023-173-GB	3.50%		11/20/2053	33,714,962
11,060,354	Series 2023-187-ZP	3.00%	(h)	11/20/2051	6,660,037
179,897,827	Series 2023-19-IO	2.50%	(f)	02/20/2051	24,445,740
23,875,421	Series 2023-196-DZ	4.50%	(h)	12/20/2053	21,039,847
32,401,481	Series 2023-24-IH	3.50%	(f)	07/20/2051	6,067,647
73,255,784	Series 2023-50-IO	0.86%	(c)(f)	06/16/2064	4,999,092
33,039,437	Series 2023-58-IO	2.50%	(f)	10/20/2050	4,249,850
36,838,199	Series 2023-60-PT	4.00%		10/20/2049	34,061,328
55,227,783	Series 2023-77-IO	0.70%	(c)(f)	04/16/2065	3,289,527
49,938,770	Series 2023-81-YD	4.00%		06/20/2053	44,229,485
31,927,906	Series 2023-81-YJ	3.50%		06/20/2053	27,353,854
11,988,219	Series 2023-88-IO	0.92%	(c)(f)	03/16/2065	883,359
11,847,441	Series 2024-1-CZ	3.00%	(h)	01/20/2050	8,772,295
25,519,837	Series 2024-19-EZ	5.00%	(h)	12/20/2063	23,844,179
95,715,642	Series 2024-20-LA	2.50%		11/20/2051	82,759,820
24,151,839	Series 2024-20-LB	2.50%		11/20/2051	16,346,909
23,973,496	Series 2024-20-LI	2.50%	(f)	11/20/2051	3,259,451
53,464,814	Series 2024-24-BI	3.00%	(f)	12/20/2051	8,678,655
25,000,000	Series 2024-40-FE (US 30 Day Average Secured Overnight Financing Rate + 1.00%, 1.00% Floor, 7.00% Cap)	6.32%		03/20/2054	24,995,117

	Seasoned Credit Risk Transfer Trust
18,134,544	Series 2018-3-HA	3.00%		08/25/2057	16,462,552
34,499,063	Series 2020-1-MB	2.50%		08/25/2059	24,557,144
10,000,000	Series 2020-2-MB	2.00%		11/25/2059	6,865,175
16,100,107	Series 2020-2-MT	2.00%		11/25/2059	12,672,385
35,000,000	Series 2022-2-MB	3.00%		04/25/2062	23,909,256

	Total US Government and Agency Mortgage Backed Obligations (Cost $17,418,671,129)				15,706,414,976

US GOVERNMENT AND AGENCY OBLIGATIONS - 5.8%

54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	48,221,341
780,000,000	United States Treasury Note/Bond	4.38%		08/15/2043	770,981,250

950,000,000	United States Treasury Note/Bond	4.75%		11/15/2043	985,773,437

	Total US Government and Agency Obligations (Cost $1,728,792,504)				1,804,976,028

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS - 2.0%

211,153,380	First American Government Obligations Fund - U	5.26%	(l)		211,153,380
211,153,380	JPMorgan US Government Money Market Fund - IM	5.25%	(l)		211,153,380
211,153,380	MSILF Government Portfolio - Institutional	5.22%	(l)		211,153,380

	Total Short Term Investments (Cost $633,460,140)				633,460,140

	Total Investments 99.6% ($35,581,955,108)				30,915,237,934
	Other Assets in Excess of Liabilities 0.4%				120,173,498

	NET ASSETS 100%				$31,035,411,432

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	50.6%
Non-Agency Residential Collateralized Mortgage Obligations	26.1%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
US Government and Agency Obligations	5.8%
Asset Backed Obligations	4.4%
Collateralized Loan Obligations	3.4%
Short Term Investments	2.0%
Other Assets and Liabilities	0.4%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(e)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(f)	Interest only security

(g)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(i)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(j)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(k)	Principal only security

(l)	Seven-day yield as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	65

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

Futures Contracts

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Long	20,000	6/18/2024	$2,408,750,000	$34,869,762
U.S. Treasury 5 Year Note	Long	25,000	6/28/2024	2,675,390,625	3,267,313
U.S. Treasury Ultra Bonds	Long	1,925	6/18/2024	248,325,000	2,477,172
10 Year U.S. Ultra Treasury Notes	Short	(30,000)	6/18/2024	(3,438,281,250)	(21,744,764)
U.S. Treasury 2 Year Notes	Long	57,500	6/28/2024	11,757,851,620	(34,191,550)

					$(15,322,067)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Core Fixed Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS - 3.5%

	Aaset Trust
2,798,325	Series 2021-2A-B	3.54%	(a)	01/15/2047	2,249,917

	American Airlines Group, Inc.
1,980,850	Series B	3.95%		07/11/2030	1,822,382

	Business Jet Securities LLC
2,146,201	Series 2020-1A-A	2.98%	(a)	11/15/2035	2,074,818

	Carbon Level Mitigation Trust
19,647,558	Series 2021-5-CERT	0.61%	(a)	10/13/2051	12,161,937

	Castlelake Aircraft Securitization Trust
5,078,847	Series 2021-1A-A	3.47%	(a)	01/15/2046	4,759,886

	Compass Datacenters LLC
7,000,000	Series 2024-1A-A1	5.25%	(a)	02/25/2049	6,870,136

	Diamond Infrastructure Funding LLC
3,000,000	Series 2021-1A-C	3.48%	(a)	04/15/2049	2,690,483

	Exeter Automobile Receivables Trust
5,704,175	Series 2021-1A-D	1.08%		11/16/2026	5,563,598
8,500,000	Series 2021-1A-E	2.21%	(a)	02/15/2028	8,046,766

	Hardee’s Funding
3,500,000	Series 2024-1A-A2	7.25%	(a)	03/20/2054	3,541,215

	Helios Issuer LLC
4,040,185	Series 2018-1A-A	4.87%	(a)	07/20/2048	3,828,407
4,814,256	Series 2020-1A-A	3.35%	(a)	02/01/2055	4,186,140

	HERO Funding Trust
1,230,534	Series 2016-1A-A	4.05%	(a)	09/20/2041	1,133,252

	Horizon Aircraft Finance Ltd.
1,660,106	Series 2019-2-A	3.43%	(a)	11/15/2039	1,333,797

	ITE Rail Fund LP
12,517,217	Series 2021-1A-A	2.25%	(a)	02/28/2051	11,141,755

	Lendingpoint Asset Securitization Trust
4,987,865	Series 2021-A-C	2.75%	(a)	12/15/2028	4,903,397

	MACH 1 Cayman Ltd.
9,330,285	Series 2019-1-A	3.47%	(a)	10/15/2039	8,216,211

	Mosaic Solar Loans LLC
892,087	Series 2018-1A-A	4.01%	(a)	06/22/2043	835,895
1,239,340	Series 2019-2A-B	3.28%	(a)	09/20/2040	1,101,748

	Navient Student Loan Trust
6,193,005	Series 2018-A-B	3.68%	(a)	02/18/2042	5,905,473

	NP Railcar Holdings LLC
3,549,377	Series 2016-1A-A1	4.16%	(a)	04/20/2046	3,477,067
4,982,952	Series 2019-1A-A2	3.24%	(a)	09/20/2049	4,651,722

	Pagaya AI Debt Selection Trust
3,859,463	Series 2021-2-NOTE	3.00%	(a)	01/25/2029	3,763,385

	Primrose Holdings, Inc.
19,350,000	Series 2019-1A-A2	4.48%	(a)	07/30/2049	18,572,183

	Retained Vantage Data Centers Issuer LLC
6,500,000	Series 2023-1A-A2A	5.00%	(a)	09/15/2048	6,298,669

	Sapphire Aviation Finance Ltd.
2,856,148	Series 2020-1A-A	3.23%	(a)	03/15/2040	2,516,241

	SEB Funding LLC
4,987,500	Series 2021-1A-A2	4.97%	(a)	01/30/2052	4,711,748

	SERVPRO Master Issuer LLC
957,500	Series 2019-1A-A2	3.88%	(a)	10/25/2049	909,350

	Shenton Aircraft Investment Ltd.
961,487	Series 2015-1A-A	4.75%	(a)	10/15/2042	892,773

	SOFI Alternative Trust
2,362,638	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	2,339,394
3,248,771	Series 2021-2-A	1.25%	(a)	08/15/2030	3,151,298
75,000	Series 2021-2-R1	0.00%	(a)(c)(d)	08/15/2030	629,198

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	1

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SoFi Professional Loan Program LLC
2,000,000	Series 2017-C-C	4.21%	(a)(b)	07/25/2040	1,849,820

	Start Ltd./Bermuda
1,708,732	Series 2019-1-A	4.09%	(a)	03/15/2044	1,594,641

	Start/Bermuda
2,215,084	Series 2018-1-A	4.09%	(a)	05/15/2043	2,044,452

	Sunrun, Inc.
4,377,135	Series 2019-2-A	3.61%	(a)	02/01/2055	4,007,899
10,147,942	Series 2020-1A-A	2.21%	(a)	07/31/2051	8,377,153

	Upgrade Master Credit Pass-Thru Trust
172,846	Series 2021-ST3-A	2.50%	(a)	07/15/2027	172,376

	Upgrade Master Pass-Thru Trust
537,416	Series 2021-PT3-A	13.84%	(a)(b)	07/15/2027	492,450
2,523,801	Series 2021-PT4-A	11.83%	(a)(b)	08/15/2027	2,176,576

	Upstart Pass-Through Trust Series
1,230,130	Series 2021-ST2-A	2.50%	(a)	04/20/2027	1,202,267

	Upstart Securitization Trust
114,161	Series 2020-2-A	2.31%	(a)	11/20/2030	113,280
16,882,150	Series 2021-2-C	3.61%	(a)	06/20/2031	16,461,620
6,000,000	Series 2021-3-C	3.28%	(a)	07/20/2031	5,725,441
9,729,217	Series 2021-4-B	1.84%	(a)	09/20/2031	9,557,892
15,550,000	Series 2021-4-C	3.19%	(a)	09/20/2031	14,458,956
8,599,126	Series 2023-3-A	6.90%	(a)	10/20/2033	8,643,855

	USASF Receivables LLC
3,505,545	Series 2021-1A-C	2.20%	(a)	05/15/2026	3,219,941

	Vantage Data Centers Holding LLC
8,000,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	7,054,621

	WAVE USA
9,297,235	Series 2019-1-A	3.60%	(a)	09/15/2044	7,783,710

	Total Asset Backed Obligations (Cost $259,326,979)				239,217,191

BANK LOANS - 3.2%

	AAdvantage Loyalty IP Ltd.
1,117,750	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.33%		04/20/2028	1,162,695

	Access CIG LLC
1,383,050	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	10.33%		08/18/2028	1,386,293

	Acrisure LLC
788,837	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 3.50%)	8.94%	(e)	02/15/2027	789,330
752,675	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 4.25%, 0.50% Floor)	9.69%	(e)	02/15/2027	755,968

	Acuris Finance US, Inc.
1,052,083	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.50% Floor)	9.50%		02/16/2028	1,052,247

	ADMI Corp.
549,351	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%		12/23/2027	531,841
741,275	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.75%)	11.08%		12/23/2027	742,898

	AI Aqua Merger Sub, Inc.
1,535,225	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.07%		07/31/2028	1,539,708

	Air Canada
435,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.83%		03/21/2031	436,362

	Air Methods Corp.
16,170	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 9.10%)	14.41%		12/28/2028	16,453

	AlixPartners LLP
1,404,695	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%		02/04/2028	1,408,032

2	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Alliant Holdings Intermediate LLC
1,120,636	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%	11/06/2030	1,126,480

	Allied Universal Holdco LLC
1,567,177	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%	05/15/2028	1,567,028

	Allspring Buyer LLC
1,021,492	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.89%	11/01/2028	1,022,054

	Alterra Mountain Co.
1,129,365	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	08/17/2028	1,135,486
140,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%	05/31/2030	140,875
525,887	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%)	9.18%	05/31/2030	529,173

	Altice France SA/France
989,600	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	10.81%	08/31/2028	791,992

	AMC Entertainment Holdings, Inc.
262,472	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%	04/22/2026	220,805

	American Airlines, Inc.
1,148,699	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.50%)	8.77%	06/04/2029	1,153,725

	American Tire Distributors, Inc.
237,329	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.51%, 0.75% Floor)	11.83%	10/23/2028	207,069

	Apple Bidco LLC
928,625	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%, 0.50% Floor)	8.19%	09/25/2028	928,918

	Applied Systems, Inc.
330,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%)	10.56%	02/23/2032	342,273
905,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%	02/24/2031	911,466

	APX Group, Inc.
1,050,107	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	07/10/2028	1,053,924
2,893	Senior Secured First Lien Term Loan (Prime Rate + 2.25%, 0.50% Floor)	10.75%	07/10/2028	2,903

	Artera Services LLC
915,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%	02/10/2031	919,575

	Ascend Learning LLC
356,328	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.85%, 0.50% Floor)	11.18%	12/10/2029	352,877
579,842	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	577,380
598,650	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	596,109

	ASP LS Acquisition Corp.
760,500	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.76%, 0.75% Floor)	10.07%	05/07/2028	710,497

	AssuredPartners, Inc.
80,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/14/2031	80,200
69,624	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%	02/12/2027	69,784
583,100	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%	02/12/2027	584,287
944,526	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%	02/12/2027	946,567

	Astra Acquisition Corp.
894,785	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.99%, 0.75% Floor)	14.48%	10/25/2029	276,824
870,992	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.36%, 0.50% Floor)	10.86%	10/25/2028	369,083

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	3

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Asurion LLC
555,703	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	07/31/2027	535,362
1,007,646	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	12/23/2026	989,650
295,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	02/03/2028	267,528
124,098	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.35%)	9.68%	08/19/2028	120,065
485,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	01/20/2029	436,236

	AthenaHealth Group, Inc.
1,168,146	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%	02/15/2029	1,160,027

	Aveanna Healthcare LLC
385,415	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.15%, 0.50% Floor)	12.49%	12/10/2029	332,420
749,496	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.19%	07/17/2028	722,593

	Aventiv Technologies LLC
538,074	First Lien Term Loan (CME Term SOFR 3 Month + 5.35%)	10.70%	07/31/2025	403,422

	Bally’s Corp.
853,507	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.83%	10/02/2028	803,539

	Bausch + Lomb Corp.
557,200	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%	09/29/2028	557,899
1,569,489	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	05/10/2027	1,554,971

	BCP Renaissance Parent LLC
1,012,094	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%	10/31/2028	1,016,208

	BCPE Empire Holdings, Inc.
1,366,361	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%	12/25/2028	1,369,435

	Boost Newco Borrower LLC
1,285,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.31%	01/31/2031	1,291,162

	Boxer Parent Co., Inc.
1,762,306	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%)	9.58%	12/29/2028	1,775,709

	Brand Industrial Services, Inc.
711,799	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%, 0.50% Floor)	10.81%	08/01/2030	715,739

	Brown Group Holding LLC
1,184,112	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.85%, 0.50% Floor)	8.18%	06/07/2028	1,184,650

	Buckeye Partners LP
575,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	11/02/2026	576,719

	Caesars Entertainment, Inc.
326,700	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.66%	02/06/2030	328,039
980,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.04%	02/06/2031	981,989

	Camelot US Acquisition LLC
19,530	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	19,545
985,702	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	986,442
229,767	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	229,940

4	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carnival Corp.
302,713	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	8.32%		08/09/2027	303,533
1,555,794	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.75% Floor)	8.69%		10/18/2028	1,559,848

	Castle US Holding Corp.
331,289	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%)	9.35%		01/29/2027	234,564

	Castlelake Aviation One DAC
1,270,252	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		10/22/2026	1,271,916
662	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	7.83%	(e)	10/22/2026	663

	Catalent Pharma Solutions, Inc.
2,588,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%, 0.50% Floor)	7.44%		02/22/2028	2,589,617

	Cengage Learning, Inc.
545,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.58%		03/24/2031	545,084

	Central Parent, Inc.
1,268,363	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.31%		07/06/2029	1,273,575

	Century DE Buyer LLC
405,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.32%		10/30/2030	406,974

	Chariot Buyer LLC
440,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		11/03/2028	441,467

	Charter Communications Operating LLC
1,407,925	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/09/2030	1,395,501
3,538	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.32%		12/09/2030	3,506

	Charter Next Generation, Inc.
954,316	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%		12/01/2027	957,136

	CHG Healthcare Services, Inc.
1,234,911	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/29/2028	1,237,356

	CHG PPC Parent LLC
1,149,803	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%		12/08/2028	1,152,677

	Clarios Global LP
1,536,150	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%		05/06/2030	1,541,911

	ClubCorp Holdings, Inc.
890,489	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%		09/18/2026	893,356
32,080	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%		09/18/2026	32,183

	Clydesdale Acquisition Holdings, Inc.
1,028,533	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.78%, 0.50% Floor)	9.11%		04/13/2029	1,031,104

	CMG Media Corp.
773,229	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%)	8.91%		12/17/2026	676,232

	CNT Holdings I Corp.
174,563	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.82%		11/08/2027	175,094

	Coherent Corp. T/L B (03/24)
175,000	Senior Secured Term Loan	7.83%	(f)	07/02/2029	175,000

	Columbus McKinnon Corp./NY
121,084	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.81%		05/15/2028	121,538

	CommScope, Inc.
256,949	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%		04/06/2026	233,823

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	5

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Compass Power Generation LLC
1,227,043	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.36%, 1.00% Floor)	9.69%		04/14/2029	1,236,075

	Connect Finco SARL
789,499	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%		12/11/2026	789,685

	Conservice Midco LLC
989,208	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		05/13/2027	993,704

	Constant Contact, Inc.
720,872	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%		02/10/2028	702,334

	CoreLogic, Inc.
1,131,274	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		06/02/2028	1,108,914

	Cornerstone Building Brands, Inc.
559,235	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%		04/12/2028	557,330

	Cornerstone OnDemand, Inc.
712,339	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.19%		10/16/2028	700,172

	Cotiviti, Inc.
1,130,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.25%)	8.58%		02/24/2031	1,128,588

	CQP Holdco LP
972,987	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.35%		12/31/2030	977,088

	Crosby US Acquisition Corp.
309,225	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.32%		08/16/2029	311,318

	Cross Financial Corp.
722,040	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%		09/15/2027	722,943

	CSC Holdings LLC
969,948	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 2.50%)	7.94%	(e)	04/15/2027	879,534

	Curium Bidco SARL
144,991	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	145,897
326,317	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	328,357
496,503	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	499,606

	Cyxtera DC Holdings, Inc.
448,915	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%, 1.00% Floor)	10.50%	(g)	05/01/2024	23,045

	Dcert Buyer, Inc.
979,607	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		10/16/2026	976,247
330,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 7.00%)	12.33%		02/16/2029	299,706

	Deerfield Dakota Holding LLC
1,220,490	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.06%		04/09/2027	1,215,999

	Dexko Global, Inc.
471,045	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%		10/04/2028	467,217

	DG Investment Intermediate Holdings 2, Inc.
250,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%, 0.75% Floor)	12.19%		03/31/2029	234,688
1,238,261	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%		03/31/2028	1,239,586

	Directv Financing LLC
574,948	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.44%		08/02/2027	576,385

6	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dun & Bradstreet Corp.
773,088	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		01/18/2029	773,810

	Dynasty Acquisition Co., Inc.
1,142,980	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		08/24/2028	1,145,947

	EAB Global, Inc.
1,032,081	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		08/16/2028	1,033,887

	Echo Global Logistics, Inc.
518,262	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		11/23/2028	512,154

	Ecovyst Catalyst Technologies LLC
656,636	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%		06/09/2028	657,148
252,552	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%		06/09/2028	252,749

	Edelman Financial Engines Center LLC/The
497,662	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%)	12.19%		07/20/2026	500,929
1,914,696	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.75% Floor)	8.94%		04/07/2028	1,917,271

	EG America LLC
718,409	Senior Secured First Lien Term Loan (Daily US Secured Overnight Financing Rate + 5.93%, 0.50% Floor)	11.67%		02/07/2028	716,613

	Eisner Advisory Group LLC
785,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%		02/28/2031	789,172

	Element Materials Technology Group US Holdings, Inc.
249,474	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%		06/25/2029	249,994
540,526	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%		06/25/2029	541,653

	Ellucian Holdings, Inc.
1,535,036	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		10/29/2029	1,543,479

	Everi Holdings, Inc.
469,238	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%		08/03/2028	470,795

	Fertitta Entertainment LLC/NV
2,329,184	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		01/29/2029	2,337,442

	FinThrive Software Intermediate Holdings, Inc.
427,821	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.42%		12/18/2028	361,109

	First Advantage Holdings LLC
1,127,777	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%		01/29/2027	1,128,132

	Flame Newco LLC
441,954	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	416,541
13,606	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	12,824

	Flutter Financing BV
314,213	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.56%		11/29/2030	314,913

	Focus Financial Partners LLC
1,879,764	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%		06/30/2028	1,875,948

	Foresight Energy LLC
483,529	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.10%, 1.50% Floor)	13.41%	(d)	06/30/2027	483,530

	Fortrea Holdings, Inc.
193,538	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		07/01/2030	194,344

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	7

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Freeport LNG Investments LLLP
705,182	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.50% Floor)	9.08%	12/21/2028	701,296

	Gainwell Acquisition Corp.
1,911,983	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.75% Floor)	9.41%	10/01/2027	1,832,398

	Garda World Security Corp.
1,551,425	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%)	9.58%	02/01/2029	1,556,281

	Gates Global LLC
329,975	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.33%	11/16/2029	331,448

	Genesys Cloud Services Holdings II T/L B
950,726	Senior Secured Term Loan	0.00%	12/01/2027	932,294

	GIP II Blue Holding LP
446,589	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.61%, 1.00% Floor)	9.94%	09/29/2028	448,612

	GIP Pilot Acquisition Partners LP
465,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	10/04/2030	467,093

	Gogo Intermediate Holdings LLC
1,170,802	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%	04/28/2028	1,170,480

	Graham Packaging Co., Inc.
1,276,341	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.75% Floor)	8.44%	08/04/2027	1,277,540

	Great Outdoors Group LLC
1,279,991	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%	03/05/2028	1,282,302

	Greystone Select Financial LLC
375,600	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.57%	06/17/2028	375,600

	Grifols Worldwide Operations USA, Inc.
833,777	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.15%)	7.46%	11/15/2027	809,126

	Helios Software Holdings, Inc.
791,491	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%	07/15/2030	786,054

	Hexion Holdings Corp.
989,934	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.98%	03/15/2029	976,149

	H-Food Holdings LLC
302,888	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.95%)	9.29%	05/30/2025	221,678

	Hightower Holding LLC
1,432,786	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%	04/21/2028	1,436,368

	Hilton Grand Vacations Borrower LLC
620,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/17/2031	621,841

	HomeServe USA Corp.
925,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	10/21/2030	928,353

	Hunter Douglas, Inc.
862,712	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	854,288
316,777	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	313,684

	iHeartCommunications, Inc.
431,279	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%	05/01/2026	378,833

	INEOS US Finance LLC
300,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/31/2031	300,750
1,156,014	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%)	8.93%	02/19/2030	1,157,459

8	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	INEOS US Petrochem LLC
1,210,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 4.25%)	9.68%	03/29/2029	1,209,251

	Informatica LLC
1,827,700	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	10/30/2028	1,831,356

	ION Trading Finance Ltd.
477,303	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.20%	04/03/2028	477,303

	Iron Mountain, Inc.
1,182,038	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.25%)	7.58%	01/31/2031	1,175,141

	Ivanti Software, Inc.
371,844	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.84%	12/01/2027	349,068

	Jazz Financing Lux SARL
1,502,813	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	05/05/2028	1,512,207

	Kenan Advantage Group, Inc.
835,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/25/2029	836,829

	Kloeckner Pentaplast of America, Inc.
364,062	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.98%, 0.50% Floor)	10.27%	02/09/2026	343,583

	Kronos Acquisition Holdings, Inc.
278,363	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	279,043
652,964	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	654,557

	Lasership, Inc.
240,000	Senior Secured Second Lien Term Loan (6 Month US Secured Overnight Financing Rate + 7.93%, 0.75% Floor)	13.07%	05/07/2029	198,720

	LBM Acquisition LLC
1,048,700	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%	12/20/2027	1,048,050

	Level 3 Financing, Inc.
182,946	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2029	181,860
182,946	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2030	181,860

	LifePoint Health, Inc.
1,521,188	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	11.09%	11/16/2028	1,527,029

	Lummus Technology Holdings V LLC
1,416,978	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%	12/31/2029	1,420,379

	Madison IAQ LLC
1,442,168	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	06/21/2028	1,441,793

	Maravai Intermediate Holdings LLC
647,260	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.31%	10/19/2027	637,011

	Marriott Ownership Resorts, Inc.
875,821	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%	09/02/2025	874,507

	Mavis Tire Express Services Topco Corp.
939,041	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	9.08%	05/04/2028	941,708

	McAfee Corp.
1,006,642	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%	03/01/2029	1,007,135

	Medline Borrower LP
1,160,719	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.86%)	8.19%	10/23/2028	1,164,543

	MIC Glen LLC
931,816	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	07/21/2028	931,741

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	9

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Michaels Cos., Inc.
887,110	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.82%		04/15/2028	798,199

	Mileage Plus Holdings LLC
705,250	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.73%		06/21/2027	727,127

	Minotaur Acquisition, Inc.
1,280,763	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.85%)	10.18%		03/30/2026	1,283,644

	Mister Car Wash Holdings T/L (03/24)
220,000	Senior Secured Term Loan	8.33%	(f)	03/21/2031	220,780

	Mitchell International, Inc.
1,044,961	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%		10/15/2028	1,046,570
3,413	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.94%	(e)	10/15/2028	3,418
220,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.61%, 0.50% Floor)	11.94%		10/15/2029	220,138

	MIWD Holdco II LLC
220,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		03/28/2031	221,307

	Monogram Food Solutions LLC
1,034,418	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.44%		08/27/2028	1,037,004

	Motion Finco SARL
1,395,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%)	9.07%		11/30/2029	1,394,478

	Nascar Holdings LLC
222,015	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		10/19/2026	223,226

	NEP Group, Inc.
791,996	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	757,100
15,271	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	14,598

	Newfold Digital Holdings Group, Inc.
1,070,107	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.93%, 0.75% Floor)	9.42%		02/10/2028	1,046,832

	Nouryon USA LLC
753,226	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%		04/03/2028	756,521
195,519	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%		04/03/2028	196,375

	NRG Energy T/L B (03/24)
580,000	Senior Secured Term Loan	7.33%	(f)	03/27/2031	579,640

	Olympus Water US Holding Corp.
933,052	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%		11/09/2028	934,746

	OMNIA Partners LLC
603,488	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%		07/25/2030	606,976

	OneDigital Borrower LLC
1,564,275	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.68%		11/16/2027	1,566,230

	Ontario Gaming GTA LP
1,268,374	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%		08/01/2030	1,274,266

	Organon & Co.
951,818	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.43%		06/02/2028	956,382

	Oryx Midstream Services Permian Basin LLC
1,021,550	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%		10/05/2028	1,026,571

	Outcomes Group Holdings, Inc.
379,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.51%)	8.69%		10/24/2025	379,531

10	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pacific Dental Services T/L B (02/24)
880,000	Senior Secured Term Loan	8.58%	(f)	03/07/2031	881,285

	Packaging Coordinators Midco, Inc.
1,322,268	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.75% Floor)	9.07%		11/30/2027	1,326,585

	Packers Holdings LLC
425,858	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.75% Floor)	8.68%		03/09/2028	273,614

	Pactiv Evergreen Group Holdings, Inc.
509,393	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	511,748
64,944	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	65,244
112,143	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	112,662

	Par Petroleum LLC
272,250	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.69%		02/28/2030	273,015

	PECF USS Intermediate Holding III Corp.
656,803	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.50% Floor)	9.82%		12/15/2028	503,278

	Peraton Corp.
926,735	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%		02/01/2028	927,680

	Perrigo Investments LLC
967,719	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%, 0.50% Floor)	7.68%		04/20/2029	966,108

	PetSmart LLC
2,401,159	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%		02/12/2028	2,398,662

	PG&E Corp.
290,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		06/23/2027	290,815

	Phoenix Newco, Inc.
1,386,463	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		11/15/2028	1,391,191

	Playa Resorts Holding BV
1,270,574	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%		01/05/2029	1,275,777

	PointClickCare Technologies, Inc.
572,300	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.26%, 0.75% Floor)	8.57%		12/29/2027	574,091

	Polar US Borrower LLC
174,912	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%		10/15/2025	133,262
204,661	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%		10/15/2025	155,927

	Polaris Newco LLC
566,664	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.57%		06/05/2028	561,839

	Pregis TopCo LLC
1,388,513	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%		07/31/2026	1,392,228

	Pretium PKG Holdings, Inc.
275,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.01%, 0.50% Floor)	12.33%		10/01/2029	171,962
302,386	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	7.81%		10/02/2028	307,111
2,566	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	7.81%		10/02/2028	2,606
5,361	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	8.50%		10/02/2028	4,818
551,832	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	8.50%		10/02/2028	495,959

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	11

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Proofpoint, Inc.
1,427,150	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	08/31/2028	1,429,483

	Quikrete Holdings, Inc.
175,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.50%)	7.94%	03/25/2031	175,292
591,107	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	03/19/2029	592,083

	Radiology Partners T/L - TARGET
6,147	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	9.09%	01/31/2029	5,954
596,582	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	9.09%	01/31/2029	577,831

	RealPage, Inc.
1,433,444	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	04/24/2028	1,396,511

	Restaurant Technologies, Inc.
90,054	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.57%	04/02/2029	89,407
954,434	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%	04/02/2029	947,576
90,054	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%	04/02/2029	89,407

	RH
512,433	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%	10/20/2028	500,783

	Scientific Games Holdings LP
1,031,920	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.58%	04/04/2029	1,032,916

	Sinclair Television Group, Inc.
432,118	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%	09/30/2026	412,727

	SkyMiles IP Ltd.
678,750	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.07%	10/20/2027	700,881

	SMG US Midco 2, Inc.
1,009,755	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%	01/23/2025	1,010,654
372,310	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%	01/23/2025	372,642

	Sotera Health Holdings LLC
1,545,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	12/11/2026	1,542,420

	Southern Veterinary Partners LLC
1,795,615	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 1.00% Floor)	9.44%	10/05/2027	1,799,655

	Spin Holdco, Inc.
410,479	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%	03/06/2028	381,201

	SRS Distribution, Inc.
1,535,393	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	06/05/2028	1,547,745

	Standard Aero Ltd.
440,704	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%)	8.82%	08/24/2028	441,847

	Starwood Property Mortgage LLC
377,099	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.75% Floor)	8.68%	07/27/2026	378,513

	Station Casinos LLC
370,000	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.25%)	7.82%	03/14/2031	369,957

12	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	StubHub Holdco Sub LLC
905,883	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.75%)	10.08%		03/12/2030	908,334

	SWF Holdings I Corp.
1,057,988	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%		10/06/2028	976,432

	Tamko Building Products LLC
527,350	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.83%		09/20/2030	528,009

	Team Health Holdings, Inc.
332,151	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%, 1.00% Floor)	10.56%		03/02/2027	295,614

	Tecta America Corp.
807,175	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%		04/10/2028	810,266

	Telesat LLC
193,821	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.86%)	8.35%		12/07/2026	117,928

	Tempo Acquisition LLC
845,351	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%		08/31/2028	848,982

	Tiger Acquisition LLC
671,148	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%		06/01/2028	666,353

	Titan Acquisition Ltd./Canada
1,214,700	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		03/28/2025	1,215,204
1,170,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 5.00%)	10.33%		02/01/2029	1,174,510

	TK Elevator US Newco, Inc.
1,575,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		04/15/2030	1,582,112

	TransDigm, Inc.
1,546,313	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.06%		08/24/2028	1,540,628
453,863	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.25%)	8.60%		02/28/2031	456,597

	Travelport Finance Luxembourg SARL
445,364	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%		09/29/2028	417,030
135,346	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%		09/29/2028	126,735

	Traverse Midstream Partners LLC
282,070	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.82%		02/16/2028	283,128

	TricorBraun Holdings, Inc.
1,135,973	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		03/03/2028	1,124,665

	Trident TPI Holdings, Inc.
1,044,943	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.50% Floor)	9.57%		09/18/2028	1,046,610

	Triton Water Holdings, Inc.
1,568,825	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.86%		03/31/2028	1,554,321

	UFC Holdings LLC
929,411	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.01%, 0.75% Floor)	8.34%		04/29/2026	931,865

	UKG, Inc.
1,205,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%		02/10/2031	1,212,718
258,793	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.35%, 0.50% Floor)	10.68%		05/03/2027	261,543

	Ultra Clean Holdings T/L (03/24)
326,298	Senior Secured Term Loan	8.82%	(f)	02/29/2028	327,116

	Ultra Clean Holdings, Inc.
530,061	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%)	9.19%		08/27/2025	531,389

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	13

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	United Airlines, Inc.
1,130,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	02/24/2031	1,133,175

	Univision Communications, Inc.
750,301	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%	06/24/2029	752,833

	Upbound Group, Inc.
664,093	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.68%, 0.50% Floor)	9.12%	02/17/2028	665,059

	Vantage Specialty Chemicals, Inc.
128,375	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	10.07%	10/26/2026	127,171

	Verscend Holding Corp.
2,365,168	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%)	9.44%	08/27/2025	2,368,125

	Vestis Corp.
375,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%)	7.58%	02/24/2031	375,469

	Viad Corp.
734,193	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.11%, 0.50% Floor)	10.44%	07/31/2028	737,177

	Vibrantz Technologies, Inc.
352,741	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.40%, 0.50% Floor)	9.72%	04/23/2029	349,688

	Virgin Media Bristol LLC
1,485,000	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.35%)	8.79%	03/31/2031	1,464,989

	Vistra Operations Co. LLC
254,363	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	12/20/2030	254,403

	Vistra Zero Operating Co. LLC
400,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.75%)	8.07%	03/26/2031	400,500

	VT Topco, Inc.
399,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.58%	08/12/2030	400,568

	Walker & Dunlop, Inc.
615,825	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.68%	12/18/2028	615,055

	Wand NewCo 3, Inc.
670,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/30/2031	672,670

	WaterBridge Midstream Operating LLC
110,026	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%	06/21/2026	110,284
655,858	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%	06/21/2026	657,396

	Wec US Holdings Ltd.
1,255,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/27/2031	1,255,000

	WestJet Airlines Ltd.
89,259	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.10%, 1.00% Floor)	8.43%	12/11/2026	89,350

	WestJet Loyalty LP
1,375,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	02/14/2031	1,376,718

	Whatabrands LLC
1,351,045	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	08/03/2028	1,353,416

	WhiteWater DBR HoldCo LLC
445,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	03/03/2031	446,297

	WWEX Uni Topco Holdings LLC
270,901	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.57%	07/26/2028	269,962

14	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zayo Group Holdings, Inc.
1,257,145	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		03/09/2027	1,106,646

	Ziggo Financing Partnership
850,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		04/30/2028	838,844

	Total Bank Loans (Cost $222,908,471)				221,605,026

COLLATERALIZED LOAN OBLIGATIONS - 3.3%

	Aimco CDO
1,000,000	Series 2018-AA-D (CME Term SOFR 3 Month + 2.81%)	8.13%	(a)	04/17/2031	996,536

	Anchorage Capital CLO Ltd.
5,000,000	Series 2021-19A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79%	(a)	10/15/2034	5,006,454

	Apidos CLO
1,000,000	Series 2013-12A-DR (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/15/2031	982,421

	Babson CLO Ltd./Cayman Islands
2,000,000	Series 2018-1A-C (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/15/2031	1,940,932

	Bain Capital Credit CLO
500,000	Series 2017-2A-DR2 (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.69%	(a)	07/25/2034	493,586

	Blackstone, Inc.
3,250,000	Series 2018-1A-D (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/17/2030	3,155,654

	BlueMountain CLO Ltd.
4,000,000	Series 2015-3A-CR (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/20/2031	3,852,780
2,000,000	Series 2016-3A-DR (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.67%	(a)	11/15/2030	1,943,000
2,400,000	Series 2017-2A-C (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	10/20/2030	2,346,137

	Buckhorn Park CLO Ltd.
1,000,000	Series 2019-1A-DR (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.66%	(a)	07/18/2034	997,788

	Canyon Capital CLO Ltd.
2,500,000	Series 2012-1RA-D (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	07/15/2030	2,496,840
2,750,000	Series 2014-1A-CR (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.33%	(a)	01/30/2031	2,628,720
3,000,000	Series 2016-1A-DR (CME Term SOFR 3 Month + 3.06%)	8.38%	(a)	07/15/2031	2,972,507
2,500,000	Series 2021-1A-D (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.68%	(a)	04/15/2034	2,457,809

	Canyon CLO
1,000,000	Series 2021-3A-D (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	07/15/2034	974,723

	Carlyle Global Market Strategies
5,000,000	Series 2016-3A-DRR (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(a)	07/20/2034	5,007,516
9,000,000	Series 2021-9A-D (CME Term SOFR 3 Month + 3.46%, 3.20% Floor)	8.78%	(a)	10/20/2034	8,977,800

	Cathedral Lake CLO Ltd.
6,000,000	Series 2021-8A-C (CME Term SOFR 3 Month + 2.88%, 2.62% Floor)	8.20%	(a)	01/20/2035	6,075,767
5,000,000	Series 2021-8A-D1 (CME Term SOFR 3 Month + 3.68%, 3.42% Floor)	9.00%	(a)	01/20/2035	4,905,854

	Cent CLO
9,500,000	Series 2018-27A-DR (CME Term SOFR 3 Month + 4.09%, 3.83% Floor)	9.42%	(a)	01/25/2035	9,270,051

	Dryden Senior Loan Fund
3,000,000	Series 2015-40A-DR (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.67%	(a)	08/15/2031	2,961,134
2,006,000	Series 2016-42A-DR (CME Term SOFR 3 Month + 3.19%)	8.51%	(a)	07/15/2030	1,961,706
2,200,000	Series 2016-43A-DR3 (CME Term SOFR 3 Month + 3.51%, 3.25% Floor)	8.83%	(a)	04/20/2034	2,203,867
2,000,000	Series 2018-57A-D (CME Term SOFR 3 Month + 2.81%, 2.55% Floor)	8.12%	(a)	05/15/2031	1,927,805

	Gilbert Park CLO
4,000,000	Series 2017-1A-E (CME Term SOFR 3 Month + 6.66%)	11.98%	(a)	10/15/2030	3,982,850

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	15

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hayfin US
5,000,000	Series 2018-9A-BR (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	04/28/2031	5,017,390

	ING Investment Management CLO Ltd.
3,000,000	Series 2014-1A-CR2 (CME Term SOFR 3 Month + 3.06%)	8.36%	(a)	04/18/2031	2,951,094

	LCM LP
2,000,000	Series 25A-D (CME Term SOFR 3 Month + 3.71%)	9.03%	(a)	07/20/2030	1,922,703
3,250,000	Series 28A-D (CME Term SOFR 3 Month + 3.21%, 2.95% Floor)	8.53%	(a)	10/20/2030	3,005,141
4,000,000	Series 30A-DR (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.58%	(a)	04/20/2031	3,782,173

	LCM XIII LP
4,000,000	Series 14A-DR (CME Term SOFR 3 Month + 3.01%)	8.33%	(a)	07/20/2031	3,751,616

	Magnetite CLO Ltd.
1,500,000	Series 2016-18A-DR (CME Term SOFR 3 Month + 2.96%)	8.27%	(a)	11/15/2028	1,488,078
2,000,000	Series 2019-23A-DR (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.64%	(a)	01/25/2035	1,995,573

	Neuberger Berman CLO Ltd.
2,000,000	Series 2019-32A-DR (CME Term SOFR 3 Month + 2.96%, 2.70% Floor)	8.27%	(a)	01/20/2032	1,986,484

	Octagon Investment Partners Ltd.
5,600,000	Series 2012-1A-CRR (CME Term SOFR 3 Month + 4.16%, 3.90% Floor)	9.48%	(a)	07/15/2029	5,621,123
2,000,000	Series 2013-1A-DR (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.58%	(a)	07/17/2030	1,950,251
2,000,000	Series 2013-1A-DR2 (CME Term SOFR 3 Month + 2.76%)	8.09%	(a)	01/25/2031	1,959,391
2,250,000	Series 2014-1A-CR3 (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.32%	(a)	02/14/2031	2,240,407
10,000,000	Series 2016-1A-DR (CME Term SOFR 3 Month + 3.21%)	8.53%	(a)	07/15/2030	9,760,057
5,460,000	Series 2017-1A-CR (CME Term SOFR 3 Month + 3.56%)	8.88%	(a)	03/17/2030	5,397,377
1,760,000	Series 2017-1A-D (CME Term SOFR 3 Month + 6.46%)	11.78%	(a)(d)	03/17/2030	1,659,068
1,500,000	Series 2018-18A-C (CME Term SOFR 3 Month + 2.96%)	8.28%	(a)	04/16/2031	1,455,466
2,500,000	Series 2018-2A-C (CME Term SOFR 3 Month + 3.11%)	8.44%	(a)	07/25/2030	2,430,247
3,500,000	Series 2019-1A-DR (CME Term SOFR 3 Month + 3.61%, 3.35% Floor)	8.93%	(a)	01/20/2035	3,490,103

	Octagon Investment Partners XXII LLC
2,500,000	Series 2014-1A-ERR (CME Term SOFR 3 Month + 5.71%, 5.71% Floor)	11.03%	(a)	01/22/2030	2,414,387

	Race Point CLO Ltd.
5,000,000	Series 2013-8A-DR2 (CME Term SOFR 3 Month + 3.76%, 3.50% Floor)	9.08%	(a)	02/20/2030	4,987,738

	Sound Point CLO Ltd.
3,500,000	Series 2016-2A-DR (CME Term SOFR 3 Month + 4.11%, 3.85% Floor)	9.43%	(a)	10/20/2028	3,498,418
1,000,000	Series 2018-2A-C (CME Term SOFR 3 Month + 2.21%)	7.54%	(a)	07/26/2031	985,721
7,000,000	Series 2019-2A-DR (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(a)	07/15/2034	6,638,196
7,000,000	Series 2019-3A-DR (CME Term SOFR 3 Month + 3.76%, 3.76% Floor)	9.09%	(a)	10/25/2034	6,606,593
2,000,000	Series 2020-1A-DR (CME Term SOFR 3 Month + 3.61%, 3.61% Floor)	8.93%	(a)	07/20/2034	1,901,465
4,000,000	Series 2020-3A-D (CME Term SOFR 3 Month + 3.91%, 3.65% Floor)	9.24%	(a)	01/25/2032	3,921,743
1,250,000	Series 2021-3A-D (CME Term SOFR 3 Month + 3.51%, 3.25% Floor)	8.84%	(a)	10/25/2034	1,214,948
1,000,000	Series 2021-4A-D (CME Term SOFR 3 Month + 3.66%, 3.66% Floor)	8.99%	(a)	10/25/2034	979,393

	Stewart Park CLO
10,000,000	Series 2015-1A-DR (CME Term SOFR 3 Month + 2.86%, 2.60% Floor)	8.18%	(a)	01/15/2030	9,815,754

	Symphony CLO Ltd.
3,000,000	Series 2015-16A-DR (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	10/15/2031	2,944,595

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trimaran CAVU LLC
10,000,000	Series 2021-3A-D (CME Term SOFR 3 Month + 4.04%, 3.78% Floor)	9.34%	(a)	01/18/2035	10,045,185

	Upland CLO
1,000,000	Series 2016-1A-CR (CME Term SOFR 3 Month + 3.16%)	8.48%	(a)	04/20/2031	981,742

	Voya CLO Ltd.
3,000,000	Series 2017-3A-CR (CME Term SOFR 3 Month + 3.41%)	8.73%	(a)	04/20/2034	3,004,817
4,000,000	Series 2018-2A-D (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.33%	(a)	07/15/2031	3,899,960

	Wellfleet CLO Ltd.
4,992,463	Series 2019-XA-A1R (CME Term SOFR 3 Month + 1.43%)	6.75%	(a)	07/20/2032	4,992,234

	Wind River CLO Ltd.
2,250,000	Series 2014-1A-DRR (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.56%	(a)	07/18/2031	2,113,793
1,000,000	Series 2014-2A-ER (CME Term SOFR 3 Month + 6.01%, 5.75% Floor)	11.33%	(a)(d)	01/15/2031	837,098
4,000,000	Series 2014-3A-DR2 (CME Term SOFR 3 Month + 3.66%, 3.40% Floor)	8.98%	(a)	10/22/2031	3,709,029
3,000,000	Series 2017-1A-DR (CME Term SOFR 3 Month + 3.98%, 3.72% Floor)	9.28%	(a)	04/18/2036	2,953,767
4,000,000	Series 2017-3A-DR (CME Term SOFR 3 Month + 4.11%, 3.85% Floor)	9.43%	(a)	04/15/2035	3,980,930
4,000,000	Series 2018-1A-D (CME Term SOFR 3 Month + 3.16%)	8.48%	(a)	07/15/2030	3,894,044
2,500,000	Series 2018-2A-D (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	07/15/2030	2,410,742

	Total Collateralized Loan Obligations (Cost $235,243,052)				231,116,271

FOREIGN CORPORATE BONDS - 6.2%
263,000	1375209 BC Ltd.	9.00%	(a)	01/30/2028	258,026
1,919,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	1,633,286
1,100,000	Adani Electricity Mumbai Ltd.	3.87%		07/22/2031	906,426
1,331,250	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	1,135,843
2,840,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	2,423,132
1,000,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	918,608
1,614,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	1,492,319
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	1,517,331
700,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	558,080
1,000,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	940,685
1,169,650	Adani Transmission Step-One Ltd.	4.25%		05/21/2036	993,006
900,000	Adaro Indonesia PT	4.25%		10/31/2024	888,703
3,492,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.10%		01/19/2029	3,473,171
3,200,000	AES Espana BV	5.70%	(a)	05/04/2028	2,953,632
2,350,000	Agrosuper SA	4.60%		01/20/2032	2,031,772
1,031,248	AI Candelaria Spain SA	7.50%		12/15/2028	1,010,738
3,200,000	AI Candelaria Spain SA	5.75%	(a)	06/15/2033	2,599,549
1,650,000	AI Candelaria Spain SA	5.75%		06/15/2033	1,340,392
6,560,000	AIB Group PLC (US Secured Overnight Financing Rate + 1.91%)	5.87%	(a)	03/28/2035	6,581,019
800,000	Altice Financing SA	5.00%	(a)	01/15/2028	659,123
1,305,000	Altice France Holding SA	6.00%	(a)	02/15/2028	372,787
1,660,000	Altice France SA/France	5.50%	(a)	10/15/2029	1,128,448
200,000	AngloGold Ashanti Holdings PLC	3.75%		10/01/2030	174,918
340,000	ARD Finance SA 7.25% PIK	6.50%	(a)	06/30/2027	114,134
1,305,000	Ardonagh Finco Ltd.	7.75%	(a)	02/15/2031	1,300,440
6,322,000	Australia & New Zealand Banking Group Ltd. (5 Year CMT Rate + 1.70%)	2.57%	(a)	11/25/2035	5,188,224
1,093,425	Avation Capital SA 9.00% PIK	8.25%	(a)	10/31/2026	940,548
7,115,000	Avolon Holdings Funding Ltd.	5.75%	(a)	03/01/2029	7,085,502
2,400,000	Banco Davivienda SA (10 Year CMT Rate + 5.10%)	6.65%	(a)(h)	04/22/2031	1,689,000
200,000	Banco de Bogota SA	6.25%		05/12/2026	200,086
400,000	Banco de Credito del Peru SA	5.85%	(a)	01/11/2029	404,898

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	17

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	479,179
3,240,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,105,081
1,200,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,109,115
1,400,000	Banco do Estado do Rio Grande do Sul SA (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	1,353,997
250,000	Banco GNB Sudameris SA (5 Year CMT Rate + 4.56%)	7.05%		04/03/2027	249,952
2,050,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	1,965,417
4,555,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,377,829
3,700,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.35%)	7.63%	(h)	01/10/2028	3,706,316
300,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.47%)	7.50%	(h)	06/27/2029	299,462
2,521,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.47%)	7.50%	(a)(h)	06/27/2029	2,516,476
700,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	7.53%		10/01/2028	728,558
4,600,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	4,486,907
500,000	Banistmo SA	4.25%		07/31/2027	466,675
7,656,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	7,145,967
10,118,000	Bank of Nova Scotia/The (5 Year CMT Rate + 2.05%)	4.59%		05/04/2037	9,179,924
6,664,000	BAT Capital Corp.	4.54%		08/15/2047	5,149,735
4,000,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	3,719,959
2,200,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	2,083,381
10,125,000	BHP Billiton Finance USA Ltd.	5.25%		09/08/2030	10,301,695
1,040,000	Bombardier, Inc.	8.75%	(a)	11/15/2030	1,111,787
5,265,000	BPCE SA	1.00%	(a)	01/20/2026	4,882,458
1,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	1,087,675
300,000	Braskem Netherlands Finance BV	7.25%		02/13/2033	288,765
2,500,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	2,509,087
1,400,000	Buffalo Energy Mexico Holdings / Buffalo Energy Infrastructure / Buffalo Energy	7.88%	(a)	02/15/2039	1,516,642
2,800,000	Canacol Energy Ltd.	5.75%		11/24/2028	1,241,434
2,100,000	CAP SA	3.90%	(a)	04/27/2031	1,650,945
2,900,000	CAP SA	3.90%		04/27/2031	2,279,877
4,170,000	CCL Industries, Inc.	3.05%	(a)	06/01/2030	3,620,243
5,200,000	Cemex SAB de CV (5 Year CMT Rate + 4.53%)	5.13%	(h)	06/08/2026	5,028,829
300,000	Cemex SAB de CV (5 Year CMT Rate + 5.16%)	9.13%	(a)(h)	03/14/2028	326,094
4,951,411	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	3,894,284
4,325,000	CI Financial Corp.	4.10%		06/15/2051	2,705,084
3,400,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	3,282,299
401,000	Cometa Energia SAB de CV	6.38%		04/24/2035	404,515
4,356,000	Commonwealth Bank of Australia	4.32%	(a)	01/10/2048	3,552,003
200,000	Cosan Luxembourg SA	7.50%	(a)	06/27/2030	207,502
3,381,000	Cosan Overseas Ltd.	8.25%	(h)	05/05/2024	3,463,411
5,010,000	Credit Agricole SA (US Secured Overnight Financing Rate + 1.69%)	5.34%	(a)	01/10/2030	4,997,259
5,400,000	Credito Real SAB de CV SOFOM ER (5 Year CMT Rate + 7.03%)	9.13%	(g)(h)	11/29/2027	14,040
2,200,000	CSN Resources SA	5.88%		04/08/2032	1,926,253
3,000,000	CT Trust	5.13%		02/03/2032	2,661,788

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	2,327,564
1,788,649	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	20,540
710,927	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	109,836
141,832	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	130,972
18,236	Digicel Group Holdings Ltd.	0.00%	(a)(d)	12/31/2030	14,730
400,000	eG Global Finance PLC	12.00%	(a)	11/30/2028	425,509
4,846,000	Element Fleet Management Corp.	6.32%	(a)	12/04/2028	5,007,936
1,887,480	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,828,522
5,000,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	4,345,641
2,000,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	1,672,764
187,869	Fermaca Enterprises S de RL de CV	6.38%		03/30/2038	183,916
773,370	Fideicomiso PA Pacifico Tres	8.25%		01/15/2035	735,245
2,800,000	Freeport Indonesia PT	4.76%		04/14/2027	2,740,872
1,000,000	Freeport Indonesia PT	5.32%	(a)	04/14/2032	979,188
2,300,000	Freeport Indonesia PT	5.32%		04/14/2032	2,252,132
750,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	721,460
300,000	Freeport-McMoRan, Inc.	5.25%		09/01/2029	300,399
2,200,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	2,115,434
1,031,000	Frigorifico Concepcion SA	7.70%		07/21/2028	904,311
1,295,000	Garda World Security Corp.	4.63%	(a)	02/15/2027	1,241,792
930,000	Garda World Security Corp.	6.00%	(a)	06/01/2029	833,507
1,850,000	Geopark Ltd.	5.50%		01/17/2027	1,681,742
1,040,000	GGAM Finance Ltd.	6.88%	(a)	04/15/2029	1,046,500
5,018,000	Glencore Funding LLC	1.63%	(a)	04/27/2026	4,654,548
11,090,000	Glencore Funding LLC	5.37%	(a)	04/04/2029	11,115,848
1,983,292	Global Aircraft Leasing Co. Ltd. 7.25% PIK	6.50%	(a)	09/15/2024	1,888,418
1,500,000	Global Bank Corp. (3 Month LIBOR USD + 3.30%)	5.25%	(e)	04/16/2029	1,380,549
129,440	GNL Quintero SA	4.63%		07/31/2029	126,719
800,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	797,502
4,150,000	Gran Tierra Energy, Inc.	9.50%	(a)	10/15/2029	3,881,259
1,060,000	Grifols SA	4.75%	(a)	10/15/2028	878,338
6,340,246	Guara Norte SARL	5.20%		06/15/2034	5,789,721
10,805,000	HSBC Holdings PLC (CME Term SOFR 3 Month + 1.64%)	6.96%		09/12/2026	10,920,731
1,505,000	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.00%	(a)	02/15/2029	1,558,229
1,300,000	INEOS Finance PLC	7.50%	(a)	04/15/2029	1,305,632
3,815,000	ING Groep NV (US Secured Overnight Financing Rate + 1.44%)	5.34%		03/19/2030	3,807,047
2,986,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,924,612
1,000,000	InRetail Consumer	3.25%		03/22/2028	899,056
800,000	InRetail Shopping Malls	5.75%		04/03/2028	781,141
885,000	Intelsat Jackson Holdings SA	6.50%	(a)	03/15/2030	824,440
300,000	Intercorp Financial Services, Inc.	4.13%		10/19/2027	282,268
689,863	Interoceanica IV Finance Ltd. Series 2007	0.00%		11/30/2025	651,058
1,192,690	Invepar Holdings	0.00%	(d)(g)	12/30/2028	–
500,000	Inversiones La Construccion SA	4.75%		02/07/2032	427,500
2,300,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.22%)	4.63%	(h)	02/27/2025	2,165,766
500,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	3.75%		12/01/2031	432,629
161,000	JSW Hydro Energy Ltd.	4.13%		05/18/2031	142,834
1,046,500	JSW Hydro Energy Ltd.	4.13%	(a)	05/18/2031	928,420
1,500,000	JSW Steel Ltd.	5.05%		04/05/2032	1,322,617
300,000	Kallpa Generacion SA	4.13%		08/16/2027	285,405
865,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.	5.00%	(a)	12/31/2026	848,661
500,000	KUO SAB De CV	5.75%		07/07/2027	471,743
5,574,240	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	5,581,261

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	19

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
975,000	Macquarie Airfinance Holdings Ltd.	6.40%	(a)	03/26/2029	991,151
515,000	Macquarie Airfinance Holdings Ltd.	6.50%	(a)	03/26/2031	524,572
13,564,000	Macquarie Group Ltd. (US Secured Overnight Financing Rate + 1.53%)	2.87%	(a)	01/14/2033	11,297,320
4,000,000	MARB BondCo PLC	3.95%		01/29/2031	3,301,143
1,340,000	Mattamy Group Corp.	4.63%	(a)	03/01/2030	1,219,362
855,676	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	775,219
1,200,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	1,164,072
200,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	194,012
2,095,000	Merlin Entertainments Group US Holdings, Inc.	7.38%	(a)	02/15/2031	2,112,638
2,550,000	Mexarrend SAPI de CV	10.25%	(a)(g)	07/24/2024	535,500
1,517,088	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	1,494,693
810,000	Millicom International Cellular SA	6.63%		10/15/2026	807,007
900,000	Millicom International Cellular SA	5.13%		01/15/2028	854,419
1,800,000	Millicom International Cellular SA	6.25%		03/25/2029	1,759,080
7,000,000	Minejesa Capital BV	5.63%		08/10/2037	6,373,946
3,200,000	Minerva Luxembourg SA	4.38%		03/18/2031	2,677,344
800,000	Minerva Luxembourg SA	8.88%		09/13/2033	842,224
1,100,000	Minerva Luxembourg SA	8.88%	(a)	09/13/2033	1,158,058
3,000,000	Minsur SA	4.50%		10/28/2031	2,631,287
1,198,977	Mong Duong Finance Holdings BV	5.13%		05/07/2029	1,147,152
972,000	Multibank, Inc.	7.75%	(a)	02/03/2028	981,771
3,129,483	MV24 Capital BV	6.75%		06/01/2034	2,947,054
7,315,000	National Australia Bank Ltd.	2.99%	(a)	05/21/2031	6,169,813
5,084,000	NatWest Markets PLC	0.80%	(a)	08/12/2024	4,994,877
600,000	NBM US Holdings, Inc.	7.00%		05/14/2026	602,771
4,314,000	NBN Co. Ltd.	1.45%	(a)	05/05/2026	3,994,729
2,150,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65%	(h)	01/15/2025	2,137,389
500,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98%	(h)	03/03/2026	477,248
1,000,000	Nexa Resources SA	5.38%		05/04/2027	977,039
5,300,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	3.88%		06/18/2026	5,146,482
1,265,000	Ontario Gaming GTA LP/OTG Co.-Issuer, Inc.	8.00%	(a)	08/01/2030	1,303,921
1,028,000	Orazul Energy Peru SA	5.63%		04/28/2027	974,380
4,000,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	3,782,193
500,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	472,774
950,000	Parkland Corp.	4.63%	(a)	05/01/2030	876,644
1,030,000	Primo Water Holdings, Inc.	4.38%	(a)	04/30/2029	948,152
1,495,037	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	1,494,245
1,000,000	Reliance Industries Ltd.	3.67%		11/30/2027	948,370
11,350,000	Renesas Electronics Corp.	2.17%	(a)	11/25/2026	10,388,575
2,615,000	Royal Bank of Canada	5.15%		02/01/2034	2,618,722
450,000	Rumo Luxembourg Sarl	4.20%		01/18/2032	382,684
4,470,833	Rutas 2 & 7 Finance Ltd.	0.00%		09/30/2036	3,052,875
400,000	Sasol Financing USA LLC	4.38%		09/18/2026	378,620
3,900,000	Sasol Financing USA LLC	5.50%		03/18/2031	3,288,925
1,010,000	Seaspan Corp.	5.50%	(a)	08/01/2029	882,141
1,100,000	Simpar Europe SA	5.20%		01/26/2031	962,485
5,475,000	Smurfit Kappa Treasury ULC	5.20%	(a)	01/15/2030	5,470,245
250,000	Southern Copper Corp.	3.88%		04/23/2025	245,183
1,455,000	Superior Plus LP / Superior General Partner, Inc.	4.50%	(a)	03/15/2029	1,346,440
350,000	Sydney Airport Finance Co. Pty Ltd.	3.63%	(a)	04/28/2026	337,558
130,000	Telesat Canada / Telesat LLC	4.88%	(a)	06/01/2027	67,717
174,000	Telesat Canada / Telesat LLC	6.50%	(a)	10/15/2027	70,470
723,736	Tierra Mojada Luxembourg II SARL	5.75%		12/01/2040	665,520
1,000,000	Titan Acquisition Ltd. / Titan Co.-Borrower LLC	7.75%	(a)	04/15/2026	999,655
800,000	TK Elevator US Newco, Inc.	5.25%	(a)	07/15/2027	773,780
500,000	Transelec SA	3.88%		01/12/2029	473,244
2,095,000	Triton Container International Ltd.	1.15%	(a)	06/07/2024	2,076,378

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,986,000	Triton Container International Ltd. / TAL International Container Corp.	3.25%		03/15/2032	3,241,364
6,716,000	TSMC Global Ltd.	1.25%	(a)	04/23/2026	6,220,138
6,640,000	UBS Group AG (1 Year CMT Rate + 1.52%)	5.43%	(a)	02/08/2030	6,651,947
4,490,168	UEP Penonome II SA	6.50%	(a)	10/01/2038	3,513,557
880,425	UEP Penonome II SA	6.50%		10/01/2038	688,933
9,700,000	Unifin Financiera SAB de CV (5 Year CMT Rate + 6.31%)	8.88%	(g)(h)	01/29/2025	49,470
400,000	Unigel Luxembourg SA	8.75%	(g)	10/01/2026	124,680
3,100,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	2,878,636
1,500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	1,374,723
300,000	UPL Corp. Ltd.	4.50%		03/08/2028	257,968
3,350,000	UPL Corp. Ltd.	4.63%		06/16/2030	2,698,747
4,000,000	Vedanta Resources Finance II PLC	9.25%	(a)	04/23/2026	3,267,895
2,914,000	Vedanta Resources Ltd.	13.88%		12/09/2028	2,552,913
6,680,000	Weir Group PLC/The	2.20%	(a)	05/13/2026	6,202,572
6,295,000	Westpac Banking Corp. (5 Year CMT Rate + 1.53%)	3.02%		11/18/2036	5,176,930

	Total Foreign Corporate Bonds (Cost $470,702,420)				427,157,930

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS - 0.7%
3,800,000	Banco do Brasil SA/Cayman (10 Year CMT Rate + 4.40%)	6.25%	(h)	10/15/2024	3,821,284
4,300,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	3,894,936
1,400,000	Bank Negara Indonesia Persero Tbk PT	3.75%		03/30/2026	1,337,995
2,559,833	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	1,881,882
1,000,000	Chile Government International Bond	3.10%		01/22/2061	633,283
10,700,000	Colombia Government International Bond	4.13%		05/15/2051	6,667,136
200,000	Comision Federal de Electricidad	3.35%		02/09/2031	167,485
2,400,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(e)	07/15/2029	2,398,008
9,000,000	Ecopetrol SA	5.88%		11/02/2051	6,484,521
237,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	5.45%		05/15/2030	234,365
500,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	493,959
2,598,701	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	2,580,099
7,000,000	Mexico Government International Bond	6.34%		05/04/2053	6,923,683
2,800,000	Mexico Government International Bond	4.40%		02/12/2052	2,145,970
5,800,000	Panama Government International Bond	3.87%		07/23/2060	3,378,326
200,000	Panama Government International Bond	2.25%		09/29/2032	143,290
200,000	Panama Government International Bond	4.30%		04/29/2053	130,231
1,200,000	Petroleos del Peru SA	5.63%		06/19/2047	807,192
2,691,000	Petroleos del Peru SA	4.75%		06/19/2032	2,130,160
1,500,000	Petroleos Mexicanos	6.75%		09/21/2047	998,670
2,800,000	Republic of South Africa Government International Bond	4.30%		10/12/2028	2,519,412

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $59,093,612)				49,771,887

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 5.3%

	Arbor Multifamily Mortgage Securities Trust
22,775,500	Series 2021-MF2-XB	0.75%	(a)(b)(i)	06/15/2054	1,064,121

	Banc of America Merrill Lynch Commercial Mortgage, Inc.
5,515,000	Series 2015-UBS7-C	4.34%	(b)	09/15/2048	4,766,170

	Banc of America Re-Remic Trust
2,638,666	Series 2016-ISQ-C	3.61%	(a)(b)	08/14/2034	1,213,157

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	21

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BANK
4,077,601	Series 2017-BNK8-XA	0.71%	(b)(i)	11/15/2050	85,020
1,005,000	Series 2020-BN28-AS	2.14%		03/15/2063	825,877
1,910,000	Series 2021-BN32-A4	2.35%		04/15/2054	1,636,085
4,009,000	Series 2021-BN35-A5	2.29%		06/15/2064	3,336,225
3,109,000	Series 2021-BN37-C	3.11%	(b)	11/15/2064	2,331,609
11,034,000	Series 2022-BNK39-AS	3.18%		02/15/2055	9,451,273
2,682,000	Series 2022-BNK39-E	2.50%	(a)	02/15/2055	1,562,944

	BBCMS Trust
4,526,000	Series 2021-C12-A5	2.69%		11/15/2054	3,861,786
5,364,000	Series 2022-C14-A5	2.95%	(b)	02/15/2055	4,621,900
5,785,000	Series 2022-C16-A5	4.60%	(b)	06/15/2055	5,621,239

	Benchmark Mortgage Trust
4,598,000	Series 2020-B18-AGNF	4.14%	(a)	07/15/2053	4,186,937
4,549,000	Series 2020-B19-AS	2.15%		09/15/2053	3,618,081
1,091,000	Series 2020-B19-C	3.21%		09/15/2053	761,469
89,390,182	Series 2021-B28-XA	1.27%	(b)(i)	08/15/2054	5,738,823
10,350,000	Series 2022-B32-AS	3.41%	(b)	01/15/2055	8,464,492

	BMO Mortgage Trust
653,000	Series 2024-5C3-AS	6.29%	(b)	02/15/2057	669,723

	BX Trust
11,798,000	Series 2019-OC11-E	3.94%	(a)(b)	12/09/2041	10,214,393

	CFCRE Commercial Mortgage Trust
2,069,742	Series 2016-C6-A2	2.95%		11/10/2049	1,966,981
3,267,000	Series 2017-C8-B	4.20%	(b)	06/15/2050	2,971,676

	Citigroup Commercial Mortgage Trust
1,898,500	Series 2015-GC27-D	4.42%	(a)(b)	02/10/2048	1,712,151
3,075,094	Series 2015-GC27-XA	1.30%	(b)(i)	02/10/2048	20,681
4,470,000	Series 2016-GC36-D	2.85%	(a)	02/10/2049	1,864,331
35,671,556	Series 2016-P3-XA	1.65%	(b)(i)	04/15/2049	722,884
38,327,834	Series 2016-P4-XA	1.88%	(b)(i)	07/10/2049	1,188,243
65,485,909	Series 2016-P5-XA	1.37%	(b)(i)	10/10/2049	1,651,574
13,720,000	Series 2017-C4-B	4.10%	(b)	10/12/2050	12,501,523
4,534,000	Series 2019-GC41-B	3.20%		08/10/2056	3,818,007
8,478,000	Series 2020-555-F	3.50%	(a)(b)	12/10/2041	6,485,684
7,003,000	Series 2020-555-G	3.50%	(a)(b)	12/10/2041	4,877,568
10,383,000	Series 2022-GC48-A5	4.58%	(b)	05/15/2054	10,088,387

	Citigroup/Deutsche Bank Commercial Mortgage Trust
50,806,076	Series 2016-C1-XA	1.36%	(b)(i)	05/10/2049	967,764

	Commercial Mortgage Pass Through Certificates
1,815,000	Series 2014-CR16-B	4.58%		04/10/2047	1,739,353
3,325,000	Series 2015-CR25-B	4.52%	(b)	08/10/2048	3,227,700
49,020,248	Series 2015-CR26-XA	0.89%	(b)(i)	10/10/2048	429,810
4,310,000	Series 2015-LC21-C	4.32%	(b)	07/10/2048	3,986,196
41,666,320	Series 2016-DC2-XA	0.91%	(b)(i)	02/10/2049	512,192

	Computershare Corporate Trust
4,891,000	Series 2015-C31-C	4.59%	(b)	11/15/2048	4,542,977
34,557,588	Series 2015-NXS1-XA	1.06%	(b)(i)	05/15/2048	184,410
48,829,063	Series 2015-P2-XA	0.92%	(b)(i)	12/15/2048	592,990
7,687,000	Series 2016-C35-B	3.44%		07/15/2048	7,193,099
57,332,936	Series 2016-NXS6-XA	1.59%	(b)(i)	11/15/2049	1,517,494
2,638,000	Series 2018-C45-C	4.73%		06/15/2051	2,472,310
7,228,000	Series 2018-C46-C	4.97%	(b)	08/15/2051	6,207,900
5,000,000	Series 2018-C47-C	4.92%	(b)	09/15/2061	4,626,742
6,546,000	Series 2018-C48-C	5.13%	(b)	01/15/2052	5,862,078
19,802,236	Series 2019-C49-XA	1.25%	(b)(i)	03/15/2052	921,515
10,776,000	Series 2019-C50-C	4.35%		05/15/2052	9,424,988
2,705,000	Series 2020-C55-B	3.14%		02/15/2053	2,238,784
1,018,000	Series 2020-C58-A3	1.81%		07/15/2053	859,137
5,510,000	Series 2020-C58-B	2.70%		07/15/2053	4,351,470
118,002,997	Series 2021-C59-XA	1.52%	(b)(i)	04/15/2054	8,746,819
2,436,000	Series 2021-C61-C	3.31%		11/15/2054	1,853,359

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates
6,269,000	Series 2020-NET-C	3.53%	(a)	08/15/2037	5,794,965
7,968,667	Series 2021-B33-B	3.64%	(a)(b)	10/10/2043	6,812,406
3,731,000	Series 2021-B33-C	3.64%	(a)(b)	10/10/2043	2,824,120

	CSAIL Commercial Mortgage Trust
3,461,000	Series 2016-C6-D	4.92%	(a)(b)	01/15/2049	2,416,950
35,092,895	Series 2016-C6-XA	1.86%	(b)(i)	01/15/2049	945,367
6,000,000	Series 2018-C14-C	4.88%	(b)	11/15/2051	5,034,526
400,000	Series 2018-CX12-B	4.61%	(b)	08/15/2051	366,933
9,269,000	Series 2019-C16-B	3.88%		06/15/2052	8,141,064
62,287,672	Series 2020-C19-XA	1.10%	(b)(i)	03/15/2053	3,052,476

	DOLP Trust
4,550,000	Series 2021-NYC-D	3.70%	(a)(b)	05/10/2041	3,391,901
5,000,000	Series 2021-NYC-E	3.70%	(a)(b)	05/10/2041	3,389,953

	GS Mortgage Securities Corp. II
301,420	Series 2011-GC5-XA	0.00%	(a)(b)(i)	08/10/2044	2
6,484,000	Series 2014-GC26-D	4.51%	(a)(b)	11/10/2047	4,611,575
2,635,000	Series 2015-GC32-B	4.39%	(b)	07/10/2048	2,515,393
90,172,044	Series 2015-GS1-XA	0.75%	(b)(i)	11/10/2048	860,259
1,825,000	Series 2016-GS2-C	4.70%	(b)	05/10/2049	1,699,920
43,800,623	Series 2016-GS2-XA	1.73%	(b)(i)	05/10/2049	1,128,129
2,588,000	Series 2018-RIVR-C (CME Term SOFR 1 Month + 1.55%, 1.50% Floor)	6.87%	(a)	07/15/2035	1,490,625
1,070,000	Series 2019-GC42-A3	2.75%		09/10/2052	951,015

	JP Morgan Chase Commercial Mortgage Securities
47,448,217	Series 2015-JP1-XA	0.88%	(b)(i)	01/15/2049	549,678
1,000,000	Series 2019-COR4-C	4.94%	(b)	03/10/2052	832,076
7,958,000	Series 2020-LOOP-E	3.86%	(a)(b)	12/05/2038	2,075,232

	JPMBB Commercial Mortgage Securities Trust
6,593,973	Series 2014-C18-XA	0.39%	(b)(i)	02/15/2047	281
2,766,125	Series 2014-C23-C	4.48%	(b)	09/15/2047	2,670,200
8,204,658	Series 2014-C23-D	3.98%	(a)(b)	09/15/2047	7,362,734
39,076,477	Series 2014-C25-XA	0.79%	(b)(i)	11/15/2047	67,587
1,684,000	Series 2015-C27-B	3.90%		02/15/2048	1,524,357
12,131,110	Series 2015-C27-D	3.80%	(a)(b)	02/15/2048	6,508,035
4,987,000	Series 2015-C29-C	4.19%	(b)	05/15/2048	4,528,957
45,744,250	Series 2015-C30-XA	0.42%	(b)(i)	07/15/2048	189,331
34,657,713	Series 2015-C31-XA	0.80%	(b)(i)	08/15/2048	291,797

	JPMDB Commercial Mortgage Securities Trust
7,675,000	Series 2016-C2-AS	3.48%		06/15/2049	7,173,976
44,030,373	Series 2016-C2-XA	1.48%	(b)(i)	06/15/2049	987,055

	LSTAR Commercial Mortgage Trust
5,425,000	Series 2016-4-C	4.59%	(a)(b)	03/10/2049	4,564,606

	MF1 Multifamily Housing Mortgage Loan Trust
5,830,000	Series 2024-FL14-A (CME Term SOFR 1 Month + 1.74%, 1.74% Floor)	7.06%	(a)	03/19/2039	5,848,394

	Morgan Stanley Bank of America Merrill Lynch Trust
3,000,000	Series 2014-C18-C	4.46%	(b)	10/15/2047	2,897,125
23,924,133	Series 2015-C20-XA	1.23%	(b)(i)	02/15/2048	79,081
75,089,000	Series 2015-C23-XB	0.13%	(a)(b)(i)	07/15/2050	152,633
40,408,987	Series 2016-C30-XA	1.28%	(b)(i)	09/15/2049	887,559
6,364,000	Series 2017-C33-B	4.11%		05/15/2050	5,877,697
3,943,000	Series 2017-C34-D	2.70%	(a)	11/15/2052	2,282,236

	Morgan Stanley Capital I, Inc.
23,551,995	Series 2016-UB11-XA	1.44%	(b)(i)	08/15/2049	620,298

	Natixis Commercial Mortgage Securities Trust
2,108,000	Series 2018-FL1-C (Prime Rate + 0.00%)	8.50%	(a)	06/15/2035	882,572

	NJ Trust
2,300,000	Series 2023-GSP-A	6.48%	(a)(b)	01/06/2029	2,406,489

	SG Commercial Mortgage Securities LLC
1,789,000	Series 2016-C5-B	3.93%		10/10/2048	1,605,154
42,103,252	Series 2016-C5-XA	1.85%	(b)(i)	10/10/2048	1,188,781

	SLG Office Trust
10,336,000	Series 2021-OVA-E	2.85%	(a)	07/15/2041	7,883,165
9,660,000	Series 2021-OVA-F	2.85%	(a)	07/15/2041	7,081,840

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	23

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust
8,911,000	Series 2017-C1-B	4.04%		06/15/2050	8,010,125
2,491,000	Series 2017-C6-B	4.15%	(b)	12/15/2050	2,206,954
1,450,000	Series 2017-C7-B	4.29%	(b)	12/15/2050	1,328,484
6,958,000	Series 2017-C7-C	4.59%	(b)	12/15/2050	6,284,557
4,189,000	Series 2018-C11-C	4.88%	(b)	06/15/2051	3,442,702
2,896,000	Series 2018-C12-C	5.03%	(b)	08/15/2051	2,545,022

	UBS-Barclays Commercial Mortgage Trust
1,503,790	Series 2013-C5-B	3.65%	(a)(b)	03/10/2046	1,373,734
7,795,924	Series 2013-C5-C	3.69%	(a)(b)	03/10/2046	6,475,397
1,374,000	Series 2013-C5-D	3.69%	(a)(b)	03/10/2046	974,661

	Wachovia Bank Commercial Mortgage Trust
9,546	Series 2006-C29-IO	0.30%	(b)(i)	11/15/2048	32

	WB Commercial Mortgage Trust
5,000,000	Series 2024-HQ-A	6.13%	(a)(b)	03/15/2040	5,045,235

	WF-RBS Commercial Mortgage Trust
49,647,987	Series 2014-C21-XA	0.97%	(b)(i)	08/15/2047	27,505
38,310,216	Series 2014-C22-XA	0.76%	(b)(i)	09/15/2057	45,195

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $505,557,469)				368,566,209

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 11.0%

	Adjustable Rate Mortgage Trust
6,085,890	Series 2007-1-4A1	5.67%	(b)	03/25/2037	3,886,170
19,276	Series 2007-3-1A1	4.99%	(a)(b)	11/25/2037	18,559

	AlphaFlow Transitional Mortgage Trust
1,838,533	Series 2021-WL1-A1	3.28%	(a)(j)	01/25/2026	1,797,108

	AMSR Trust
3,100,000	Series 2019-SFR1-E	3.47%	(a)	01/19/2039	2,886,631
10,000,000	Series 2021-SFR1-F	3.60%	(a)	06/17/2038	8,599,170
3,000,000	Series 2021-SFR2-E1	2.48%	(a)	08/17/2038	2,715,179
2,500,000	Series 2021-SFR2-E2	2.58%	(a)	08/17/2038	2,253,218
4,500,000	Series 2021-SFR2-F1	3.28%	(a)	08/17/2038	4,073,549
2,000,000	Series 2021-SFR2-F2	3.67%	(a)	08/17/2038	1,812,633
8,900,000	Series 2023-SFR2-A	3.95%	(a)	06/17/2040	8,465,231

	Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-W7
10,888,205	Series 2006-M1-A2C (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		07/25/2036	2,840,532
13,864,669	Series 2006-M1-A2D (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		07/25/2036	3,616,828

	Banc of America Funding Corp.
130,737	Series 2005-G-A3	2.27%	(b)	10/20/2035	85,902
53,899	Series 2006-2-6A2	5.50%		03/25/2036	51,517
82,248	Series 2006-6-1A2	6.25%		08/25/2036	69,116

	Bear Stearns Asset Backed Securities Trust
255,515	Series 2007-SD1-1A3A	6.50%		10/25/2036	106,698

	CAFL Issuer LLC
9,100,000	Series 2021-RTL1-A1	2.24%	(a)(j)	03/28/2029	8,761,797

	Carrington Mortgage Loan Trust
5,458,217	Series 2006-NC5-A3 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor, 14.50% Cap)	5.59%		01/25/2037	4,728,397

	Chase Mortgage Finance Corp.
1,154,510	Series 2007-A2-6A4	5.31%	(b)	07/25/2037	1,010,819
785,749	Series 2007-S3-2A1	5.50%		05/25/2037	8

	CIM Trust
6,953,000	Series 2020-R2-M2	3.00%	(a)(b)	10/25/2059	5,445,811

	Citigroup Mortgage Loan Trust, Inc.
3,911,058	Series 2007-OPX1-A1A (CME Term SOFR 1 Month + 0.18%, 0.07% Floor)	5.51%		01/25/2037	1,703,593
24,669,540	Series 2019-A-PT1	3.92%	(a)	10/25/2058	20,351,680

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
43,209,655	Series 2021-RP2-A1	1.75%	(a)(b)	03/25/2065	38,057,829
5,674,000	Series 2021-RP2-M1	3.25%	(a)(b)	03/25/2065	4,814,400
4,752,000	Series 2021-RP2-M2	3.40%	(a)(b)	03/25/2065	3,867,007
4,413,000	Series 2021-RP2-M3	3.40%	(a)(b)	03/25/2065	3,463,159
12,949,496	Series 2021-RP2-PT1	5.88%	(a)(b)	03/25/2065	10,512,452

	Citimortgage Alternative Loan Trust
53,900	Series 2006-A2-A2	6.00%		05/25/2036	48,559
33,266	Series 2006-A5-3A3	6.00%		10/25/2036	26,201
221,476	Series 2007-A1-1A7	6.00%		01/25/2037	194,135
6,749,652	Series 2007-A2-1A5	6.00%		02/25/2037	6,037,897
3,218,424	Series 2007-A5-1A10	5.75%		05/25/2037	2,841,712

	CitiMortgage, Inc.
20,632	Series 2005-1-1A4	5.50%		02/25/2035	19,341

	Colony American Finance Ltd.
1,000,000	Series 2020-4-E	3.38%	(a)	12/15/2052	783,175

	Countrywide Alternative Loan Trust
61,182	Series 2005-20CB-1A1	5.50%		07/25/2035	48,590
120,929	Series 2005-28CB-3A6	6.00%		08/25/2035	50,740
11,777,100	Series 2005-37T1-A5 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 5.50% Cap)	5.50%		09/25/2035	7,075,649
435,270	Series 2005-46CB-A22	5.25%		10/25/2035	307,541
6,908,884	Series 2005-49CB-A2	5.50%		11/25/2035	4,542,560
65,829	Series 2005-J10-1A13 (CME Term SOFR 1 Month + 0.81%, 0.70% Floor, 5.50% Cap)	5.50%		10/25/2035	40,456
250,746	Series 2006-26CB-A9	6.50%		09/25/2036	131,262
5,953,683	Series 2006-42-1A8	6.00%		01/25/2047	3,127,669
938,025	Series 2007-12T1-A1	6.00%		06/25/2037	437,846
5,939,513	Series 2007-12T1-A3	6.00%		06/25/2037	2,772,414
1,009,326	Series 2007-16CB-2A1 (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 7.00% Cap)	5.89%		08/25/2037	354,037
292,276	Series 2007-16CB-2A2 (-8 x CME Term SOFR 1 Month + 53.63%, 54.58% Cap)	9.22%	(k)	08/25/2037	377,487
53,851	Series 2007-17CB-1A10 (-5 x CME Term SOFR 1 Month + 29.37%, 29.90% Cap)	4.86%	(k)	08/25/2037	46,161
248,200	Series 2007-18CB-2A17	6.00%		08/25/2037	153,055
1,325,025	Series 2007-23CB-A3 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor, 7.00% Cap)	5.94%		09/25/2037	520,134
1,301,612	Series 2007-23CB-A4 (-1 x CME Term SOFR 1 Month + 6.39%, 6.50% Cap)	1.06%	(i)(k)	09/25/2037	170,061
692,763	Series 2007-4CB-2A1	7.00%		03/25/2037	64,963
5,713,068	Series 2007-8CB-A1	5.50%		05/25/2037	3,045,952
4,468,134	Series 2007-OA8-2A1 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		06/25/2047	3,334,596

	Countrywide Home Loan Mortgage Pass Through Trust
143,597	Series 2005-28-A7	5.25%		01/25/2036	75,660
404,837	Series 2007-10-A5	6.00%		07/25/2037	186,201
163,810	Series 2007-15-1A16	6.25%		09/25/2037	100,730
420,602	Series 2007-3-A17	6.00%		04/25/2037	204,137

	Credit Suisse First Boston Mortgage Securities Corp.
51,598	Series 2005-10-5A5	5.50%		11/25/2035	37,665

	Credit Suisse Management LLC
557,657	Series 2005-8-1A3	5.25%		09/25/2035	439,128

	Credit Suisse Mortgage Capital Certificates
2,364,895	Series 2006-4-6A1	6.00%		05/25/2036	923,648
19,564	Series 2006-4-7A1	5.50%		09/25/2056	10,705
61,763	Series 2007-1-3A1	6.00%		02/25/2057	10,142
9,217	Series 2007-2-2A1	5.00%		03/25/2037	6,920
3,026,097	Series 2009-3R-19A2	6.00%	(a)	01/27/2038	1,370,566
629,562	Series 2010-4R-3A17	6.00%	(a)(b)(d)	06/26/2037	573,175
29,191,592	Series 2020-RPL1-PT1	3.33%	(a)(b)	10/25/2069	22,874,543
9,035,400	Series 2020-RPL4-M1	2.50%	(a)	01/25/2060	6,708,805
2,332,457	Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	2,306,952

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	25

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit-Based Asset Servicing and Securitization LLC
6,547,058	Series 2007-RP1-A (CME Term SOFR 1 Month + 0.42%, 0.31% Floor)	5.75%	(a)	05/25/2046	5,416,714

	Deutsche ALT-A Securities, Inc.
4,278,543	Series 2005-6-2A1	5.50%		12/25/2035	3,519,566
4,146,856	Series 2005-AR2-2A1	4.77%	(b)	10/25/2035	3,394,908
6,681,859	Series 2007-OA1-A1 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor)	5.59%		02/25/2047	3,759,424

	Deutsche Mortgage Securities, Inc.
379,021	Series 2006-PR1-3A1 (-1 x CME Term SOFR 1 Month + 11.96%, 12.12% Cap)	4.51%	(a)(k)	04/15/2036	340,776
28,795	Series 2006-PR1-4AI2 (-2 x CME Term SOFR 1 Month + 14.39%, 14.61% Cap)	4.22%	(a)(k)	04/15/2036	25,619
657,432	Series 2006-PR1-5AI4 (-1 x CME Term SOFR 1 Month + 11.96%, 12.12% Cap)	4.51%	(a)(k)	04/15/2036	560,942

	First Franklin Mortgage Loan Asset Backed Certificates
15,984,000	Series 2006-FF15-A6 (CME Term SOFR 1 Month + 0.42%, 0.31% Floor)	5.75%		11/25/2036	12,800,770
10,456,021	Series 2007-FF2-A1 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		03/25/2037	5,469,847

	First Horizon Alternative Mortgage Securities
196,390	Series 2006-FA2-1A5	6.00%		05/25/2036	82,688
2,626,772	Series 2006-FA8-1A1	6.25%		02/25/2037	1,099,747
34,776	Series 2006-RE1-A1	5.50%	(b)	05/25/2035	22,756

	FMC GMSR Issuer Trust
16,440,000	Series 2021-GT2-A	3.85%	(a)(b)	10/25/2026	14,569,623

	GCAT
6,944,000	Series 2021-NQM6-M1	3.41%	(a)(b)	08/25/2066	4,950,004

	GMAC Mortgage Corp. Loan Trust
1,276,973	Series 2006-J1-A6	5.75%		04/25/2036	1,090,435

	GS Mortgage-Backed Securities Trust
7,546,000	Series 2020-NQM1-M1	3.29%	(a)(b)	09/27/2060	6,690,370

	GSAA Trust
4,964	Series 2005-7-AF5	5.11%	(j)	05/25/2035	4,804
808,931	Series 2007-10-A1A	6.00%		11/25/2037	465,542
942,300	Series 2007-10-A2A	6.50%		11/25/2037	385,328

	GSR Mortgage Loan Trust
1,452,897	Series 2006-3F-4A1	6.00%		03/25/2036	1,129,860
22,702,102	Series 2006-OA1-1A1 (CME Term SOFR 1 Month + 0.55%, 0.44% Floor)	5.88%		08/25/2046	5,313,738
57,019	Series 2007-1F-2A2	5.50%		01/25/2037	141,260

	Harborview Mortgage Loan Trust
10,219,206	Series 2005-7-2A1 (CME Term SOFR 1 Month + 0.68%, 0.57% Floor, 11.00% Cap)	6.01%		06/19/2045	5,979,123

	Home Partners of America Trust
2,510,682	Series 2021-1-D	2.48%	(a)	09/17/2041	2,090,807
1,154,063	Series 2021-1-E	2.58%	(a)	09/17/2041	924,970
1,298,746	Series 2021-1-F	3.33%	(a)	09/17/2041	1,029,474

	Homeward Opportunities Fund I Trust
5,250,000	Series 2020-2-M1	3.90%	(a)(b)	05/25/2065	4,900,127

	HSI Asset Securitization Corp.
22,256,783	Series 2006-HE1-1A1 (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		10/25/2036	7,228,362
9,549,711	Series 2007-NC1-A3 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		04/25/2037	6,378,796

	Impac Secured Assets CMN Owner Trust
22,560,658	Series 2006-5-1A1C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor, 11.50% Cap)	5.98%		02/25/2037	20,122,503

	Imperial Fund Mortgage Trust
2,728,000	Series 2021-NQM4-M1	3.45%	(a)(b)	01/25/2057	1,974,664

	Indymac IMSC Mortgage Loan Trust
1,392,754	Series 2007-HOA1-A11 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		07/25/2047	937,612
1,385,004	Series 2007-HOA1-A24 (CME Term SOFR 1 Month + 0.73%, 0.62% Floor)	6.06%		07/25/2047	993,020

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust
2,618,081	Series 2005-A2-1M1 (CME Term SOFR 1 Month + 0.80%, 0.69% Floor, 11.50% Cap)	6.13%		01/25/2036	2,500,313
31,894	Series 2006-S2-A4	6.69%	(j)	05/25/2036	31,897
2,244,433	Series 2006-S3-A4	6.81%	(j)	08/25/2036	2,109,948
26,779	Series 2006-S3-A6	6.62%	(j)	08/25/2036	25,435
25,088	Series 2006-S4-A6	6.21%	(j)	12/25/2036	24,485

	JP Morgan Mortgage Acquisition Corp.
13,470,641	Series 2006-WMC2-A5 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		07/25/2036	5,846,269
15,451,526	Series 2006-WMC3-A4 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		08/25/2036	11,141,124
12,765,808	Series 2006-WMC4-A5 (CME Term SOFR 1 Month + 0.32%, 0.21% Floor)	5.65%		12/25/2036	6,821,799

	JP Morgan Mortgage Trust
2,036,011	Series 2006-S1-2A9	6.50%		04/25/2036	2,013,630
160,683	Series 2007-S3-1A7	6.00%		08/25/2037	76,811

	Legacy Mortgage Asset Trust
22,274,727	Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	18,693,650
7,000,000	Series 2021-GS3-A2	3.25%	(a)(j)	07/25/2061	6,490,383

	Lehman Mortgage Trust
367,637	Series 2006-3-1A5	6.00%		07/25/2036	186,413
25,236	Series 2006-9-1A19 (-5 x CME Term SOFR 1 Month + 30.16%, 30.68% Cap)	5.64%	(k)	01/25/2037	22,271
506,294	Series 2007-10-2A1	6.50%		01/25/2038	141,584
88,761	Series 2007-2-1A1	5.75%		02/25/2037	59,603

	Lehman XS Trust
3,199,186	Series 2005-9N-1A1 (CME Term SOFR 1 Month + 0.38%, 0.27% Floor)	5.71%		02/25/2036	2,855,339
3,041,875	Series 2007-1-1A2 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		02/25/2037	2,948,081
9,074,919	Series 2007-15N-3A1 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		08/25/2047	7,600,541
8,458,526	Series 2007-3-2A3 (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		03/25/2037	7,756,348

	Long Beach Mortgage Loan Trust
34,223,350	Series 2006-2-2A3 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		03/25/2046	12,396,265
13,348,293	Series 2006-3-2A3 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	5.80%		05/25/2046	4,157,389
15,434,013	Series 2006-6-2A3 (CME Term SOFR 1 Month + 0.41%, 0.30% Floor)	5.74%		07/25/2036	6,004,083

	MASTR Alternative Loans Trust
73,761	Series 2005-2-3A1	6.00%		03/25/2035	63,978
4,460,753	Series 2006-1-A5	6.00%		02/25/2036	2,053,277
32,352	Series 2007-1-2A7	6.00%		10/25/2036	9,588

	Mastr Asset Backed Securities Trust
11,402,906	Series 2005-NC2-A3 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		11/25/2035	6,596,401

	MASTR Asset Securitization Trust
731,809	Series 2006-2-1A11 (CME Term SOFR 1 Month + 6.00%, 6.00% Floor)	6.00%		06/25/2036	436,772

	Merrill Lynch Alternative Note Asset
1,640,090	Series 2007-F1-2A8	6.00%		03/25/2037	588,138
8,328,893	Series 2007-OAR4-A1 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		08/25/2037	7,133,444

	Merrill Lynch Mortgage Investors, Inc.
5,249,507	Series 2007-MLN1-A1 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		03/25/2037	3,893,823

	MFRA Trust
2,026,841	Series 2021-NPL1-A1	5.36%	(a)(j)	03/25/2060	2,009,167

	Morgan Stanley ABS Capital I, Inc.
7,444,041	Series 2006-HE5-A2C (CME Term SOFR 1 Month + 0.39%, 0.28% Floor)	5.72%		08/25/2036	3,788,755

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	27

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Mortgage Loan Trust
19,538	Series 2004-1-1A1	5.00%		11/25/2033	14,282
425,075	Series 2005-7-7A4	5.50%		11/25/2035	385,621
1,563,232	Series 2006-7-3A	5.20%	(b)	06/25/2036	884,243
25,658,557	Series 2007-2AX-2A2 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		12/25/2036	8,718,731
7,707,893	Series 2007-7AX-2A1 (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		04/25/2037	2,113,327

	Morgan Stanley Reremic Trust
110,460	Series 2010-R6-5C	5.75%	(a)(b)	05/26/2037	101,834

	Morgan Stanley Residential Mortgage Loan Trust
1,957,101	Series 2020-RPL1-A1	5.69%	(a)(b)	10/25/2060	1,939,356

	MortgageIT Trust
14,026,636	Series 2007-1-2A11 (CME Term SOFR 1 Month + 0.55%, 0.44% Floor)	5.88%		06/25/2047	10,909,502

	New Century Home Equity Loan Trust
6,000,000	Series 2005-B-M2 (CME Term SOFR 1 Month + 0.85%, 0.74% Floor)	6.18%		10/25/2035	5,052,458

	Nomura Asset Acceptance Corp.
162,439	Series 2006-AP1-A2	5.52%	(b)	01/25/2036	49,297

	Nomura Home Equity Loan, Inc.
497,069	Series 2006-AF1-A2	6.30%	(j)	10/25/2036	108,334
840,425	Series 2007-1-1A1	6.56%	(j)	02/25/2037	227,877

	NRPL Trust
6,116,994	Series 2019-3A-A1	7.00%	(a)(j)	07/25/2059	6,124,259

	NRZ Excess Spread-Collateralized Notes
2,948,320	Series 2020-PLS1-A	3.84%	(a)	12/25/2025	2,828,219

	Option One Mortgage Loan Trust
29,050	Series 2004-3-M3 (CME Term SOFR 1 Month + 1.09%, 0.98% Floor)	6.42%		11/25/2034	28,768
16,950,695	Series 2007-6-1A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		07/25/2037	14,595,718

	PennyMac Mortgage Investment Trust
1,609,937	Series 2019-3R-A (US 30 Day Average Secured Overnight Financing Rate + 3.81%, 2.70% Floor)	9.14%	(a)	11/27/2031	1,613,086
3,523,627	Series 2020-1R-A (US 30 Day Average Secured Overnight Financing Rate + 3.46%, 2.35% Floor)	8.79%	(a)	02/25/2025	3,513,544
15,000,000	Series 2021-FT1-A (CME Term SOFR 1 Month + 3.11%, 3.12% Floor)	8.44%	(a)	03/25/2026	15,188,813

	PR Mortgage Loan Trust
4,928,436	Series 2014-1-APT	5.86%	(a)(b)	10/25/2049	4,556,704

	Pretium Mortgage Credit Partners LLC
4,360,301	Series 2021-RN2-A1	1.74%	(a)(j)	07/25/2051	4,226,919

	Progress Residential Trust
3,404,000	Series 2021-SFR6-E2	2.53%	(a)	07/17/2038	3,077,050
4,666,000	Series 2021-SFR6-F	3.42%	(a)	07/17/2038	4,240,677
5,100,000	Series 2021-SFR8-F	3.18%	(a)	10/17/2038	4,572,125

	PRPM LLC
2,676,204	Series 2021-3-A1	1.87%	(a)(j)	04/25/2026	2,634,203
2,871,566	Series 2021-7-A1	1.87%	(a)(j)	08/25/2026	2,785,909
1,601,562	Series 2021-9-A1	2.36%	(a)(j)	10/25/2026	1,564,472

	RALI Trust
117,959	Series 2005-QS14-3A3	6.00%		09/25/2035	96,680
152,435	Series 2006-QS10-A4	5.75%		08/25/2036	123,259
1,663,374	Series 2006-QS10-A9	6.50%		08/25/2036	1,401,425
1,700,156	Series 2006-QS4-A10	6.00%		04/25/2036	1,332,074
335,275	Series 2006-QS6-1A15	6.00%		06/25/2036	254,873
1,509	Series 2006-QS6-2A1	6.00%		12/25/2024	–
19,389,538	Series 2007-QH5-AII (CME Term SOFR 1 Month + 0.57%, 0.46% Floor)	5.90%		06/25/2037	8,168,041
577,927	Series 2007-QS3-A4	6.25%		02/25/2037	457,563
2,091,337	Series 2007-QS9-A33	6.50%		07/25/2037	1,623,567

	RAMP Trust
11,500,000	Series 2006-NC1-M2 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 14.00% Cap)	6.04%		01/25/2036	9,627,291

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RBSGC Mortgage Pass Through Certificates
6,164,766	Series 2005-A-3A	6.00%		04/25/2035	2,477,247

	Redwood Funding Trust
19,816,111	Series 2019-1-PT	4.97%	(a)(j)	09/27/2024	19,830,662

	Residential Asset Securitization Trust
154,629	Series 2005-A10-A3	5.50%		09/25/2035	75,637
218,967	Series 2005-A11-2A4	6.00%		10/25/2035	95,837
1,608,819	Series 2006-A6-1A1	6.50%		07/25/2036	489,990
110,289	Series 2006-R1-A1 (-4 x CME Term SOFR 1 Month + 27.94%, 28.40% Cap)	6.62%	(d)(k)	01/25/2046	85,057

	Residential Mortgage Loan Trust
5,154,000	Series 2020-1-M1	3.24%	(a)(b)	01/26/2060	4,597,075

	RFMSI Trust
38,777	Series 2006-S10-1A2	6.00%		10/25/2036	29,141
381,947	Series 2007-S2-A4	6.00%		02/25/2037	290,948
291,533	Series 2007-S3-1A4	6.00%		03/25/2037	208,232

	Saxon Asset Securities Trust
7,695,758	Series 2005-2-M4 (CME Term SOFR 1 Month + 1.06%, 0.95% Floor, 11.50% Cap)	6.39%		10/25/2035	4,998,411

	Securitized Asset Backed Receivables LLC
14,613,457	Series 2007-BR3-A1 (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 100.00% Cap)	5.76%	(a)	04/25/2037	9,480,517
18,648,005	Series 2007-BR3-A2A (CME Term SOFR 1 Month + 0.25%, 0.14% Floor)	5.58%		04/25/2037	12,362,565
13,227,900	Series 2007-BR3-A2B (CME Term SOFR 1 Month + 0.55%, 0.44% Floor)	5.88%		04/25/2037	8,769,016
2,379,477	Series 2007-BR3-A2C (CME Term SOFR 1 Month + 0.67%, 0.56% Floor)	6.00%		04/25/2037	1,577,375
19,767,963	Series 2007-HE1-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor)	5.76%		12/25/2036	4,542,682

	Securitized Mortgage Asset Loan Trust
22,764,250	Series 2015-1-PC	2.41%	(a)(b)	02/25/2054	18,950,935

	Sequoia Mortgage Trust
3,219,854	Series 2007-3-2AA1	3.95%	(b)	07/20/2037	2,357,899

	Soundview Home Equity Loan Trust
6,404,930	Series 2007-OPT4-1A1 (CME Term SOFR 1 Month + 1.11%, 1.00% Floor)	6.44%		09/25/2037	4,404,432

	Starwood Mortgage Residential Trust
5,910,000	Series 2020-1-B1	3.73%	(a)(b)	02/25/2050	4,862,175

	Structured Asset Investment Loan Trust
10,438,923	Series 2006-BNC3-A1 (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%		09/25/2036	6,385,524

	Structured Asset Securities Corp.
715,878	Series 2005-RF1-A (CME Term SOFR 1 Month + 0.46%, 0.35% Floor)	5.79%	(a)	03/25/2035	618,984
715,878	Series 2005-RF1-AIO	0.00%	(a)(b)(i)	03/25/2035	792

	VCAT Asset Securitization LLC
4,324,842	Series 2021-NPL4-A1	1.87%	(a)(j)	08/25/2051	4,196,809
6,253,181	Series 2021-NPL6-A1	1.92%	(a)(j)	09/25/2051	6,077,964

	Velocity Commercial Capital Loan Trust
920,215	Series 2018-1-M1	3.91%	(a)	04/25/2048	830,128
503,741	Series 2018-1-M2	4.26%	(a)	04/25/2048	444,993
310,595	Series 2018-1-M3	4.41%	(a)	04/25/2048	269,590
1,592,498	Series 2019-1-M1	3.94%	(a)(b)	03/25/2049	1,425,618
720,777	Series 2019-1-M2	4.01%	(a)(b)	03/25/2049	633,064
645,882	Series 2019-1-M3	4.12%	(a)(b)	03/25/2049	550,568

	Vericrest Opportunity Loan Transferee
2,572,227	Series 2021-CF1-A1	1.99%	(a)(j)	08/25/2051	2,485,237
1,544,703	Series 2021-CF2-A1	2.49%	(a)(j)	11/27/2051	1,490,323
5,802,593	Series 2021-NP12-A1	2.73%	(a)(j)	12/26/2051	5,573,327
754,802	Series 2021-NPL1-A1	4.89%	(a)(j)	02/27/2051	737,926
2,637,777	Series 2021-NPL5-A1	5.12%	(a)(j)	03/27/2051	2,586,036
2,886,241	Series 2021-NPL6-A1	5.24%	(a)(j)	04/25/2051	2,844,790

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	29

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WaMu Mortgage Pass Through Certificates
4,288,563	Series 2006-AR13-1A (12 Month US Treasury Average + 0.88%, 0.88% Floor)	5.97%		10/25/2046	3,558,802
1,380,586	Series 2006-AR19-2A (12 Month US Treasury Average + 1.25%, 1.25% Floor)	6.34%		01/25/2047	1,213,579
4,269,873	Series 2007-HY7-2A1	3.78%	(b)	07/25/2037	3,445,149

	Washington Mutual Alternative Mortgage Pass-Through Certificates
70,385	Series 2005-1-2A	6.00%		03/25/2035	57,874
373,566	Series 2006-1-3A1	5.75%		02/25/2036	335,844
1,027,647	Series 2006-2-4CB	6.00%		03/25/2036	966,277
7,092,949	Series 2006-8-A5	4.15%	(j)	10/25/2036	2,455,760
3,152,170	Series 2006-8-A6	4.15%	(j)	10/25/2036	1,092,211
6,696,620	Series 2007-2-1A2	6.00%		04/25/2037	5,295,529
4,696,602	Series 2007-2-1A3	6.00%		04/25/2037	3,713,962
607,386	Series 2007-3-A6	6.00%		04/25/2037	527,136
50,716	Series 2007-5-A11 (-6 x CME Term SOFR 1 Month + 38.79%, 39.48% Cap)	6.82%	(k)	06/25/2037	52,278
6,127,868	Series 2007-5-A3	7.00%		06/25/2037	4,691,436

	Wells Fargo Alternative Loan Trust
315,917	Series 2007-PA5-1A1	6.25%		11/25/2037	270,255

	Wells Fargo Mortgage Backed Securities Trust
7,886	Series 2005-AR14-A6	5.95%	(b)	08/25/2035	7,561
395,299	Series 2006-7-2A1	6.00%		06/25/2036	339,470
17,911	Series 2007-7-A1	6.00%		06/25/2037	15,968

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $934,032,904)				759,464,044

US CORPORATE BONDS - 15.2%
780,000	AAR Escrow Issuer LLC	6.75%	(a)	03/15/2029	786,976
5,404,000	AbbVie, Inc.	4.70%		05/14/2045	5,057,323
2,845,000	AbbVie, Inc.	5.50%		03/15/2064	2,928,227
1,295,000	Academy Ltd.	6.00%	(a)	11/15/2027	1,276,699
1,650,000	Acuris Finance US, Inc. / Acuris Finance SARL	5.00%	(a)	05/01/2028	1,500,817
620,000	Acushnet Co.	7.38%	(a)	10/15/2028	643,029
655,000	AdaptHealth LLC	5.13%	(a)	03/01/2030	571,819
1,235,000	Advanced Drainage Systems, Inc.	5.00%	(a)	09/30/2027	1,199,158
1,535,000	Advanced Drainage Systems, Inc.	6.38%	(a)	06/15/2030	1,544,371
882,000	AEP Transmission Co. LLC	5.40%		03/15/2053	878,854
765,000	Aethon United BR LP / Aethon United Finance Corp.	8.25%	(a)	02/15/2026	774,523
1,810,000	AGCO Corp.	5.80%		03/21/2034	1,833,432
2,492,000	Agree LP	2.60%		06/15/2033	1,958,450
3,200,000	Air Lease Corp.	1.88%		08/15/2026	2,951,257
4,870,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	3,094,771
984,000	Alexandria Real Estate Equities, Inc.	5.15%		04/15/2053	906,892
1,125,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	6.75%	(a)	10/15/2027	1,109,299
520,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	7.00%	(a)	01/15/2031	525,602
1,220,000	Allied Universal Holdco LLC	7.88%	(a)	02/15/2031	1,237,137
460,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.63%	(a)	07/15/2026	460,084
615,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.00%	(a)	06/01/2029	529,859
355,000	AMC Entertainment Holdings, Inc.	7.50%	(a)	02/15/2029	237,421
1,290,000	American Airlines, Inc.	8.50%	(a)	05/15/2029	1,363,636
600,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	540,954
9,560,000	American Express Co.	3.95%		08/01/2025	9,396,075
8,197,000	American Homes 4 Rent LP	5.50%		02/01/2034	8,175,404
2,409,000	American Tower Corp.	5.55%		07/15/2033	2,428,770
3,936,000	Amgen, Inc.	5.75%		03/02/2063	4,017,658
1,040,000	AmWINS Group, Inc.	4.88%	(a)	06/30/2029	971,727
989,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.75%	(a)	03/01/2027	977,269

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,300,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.63%	(a)	02/01/2032	1,306,755
995,000	Antero Resources Corp.	5.38%	(a)	03/01/2030	956,454
685,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	5.25%	(a)	08/15/2027	432,286
5,182,000	Ares Capital Corp.	3.25%		07/15/2025	5,007,361
4,375,000	Arrow Electronics, Inc.	3.88%		01/12/2028	4,148,477
375,000	Arsenal AIC Parent LLC	8.00%	(a)	10/01/2030	394,176
580,000	Artera Services LLC	8.50%	(a)	02/15/2031	595,064
845,000	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.63%	(a)	04/01/2030	772,891
355,000	ASP Unifrax Holdings, Inc.	5.25%	(a)	09/30/2028	229,313
1,015,000	AssuredPartners, Inc.	5.63%	(a)	01/15/2029	936,135
14,735,000	AT&T, Inc.	3.50%		09/15/2053	10,404,157
1,015,000	AthenaHealth Group, Inc.	6.50%	(a)	02/15/2030	929,389
4,973,000	Athene Global Funding (Secured Overnight Financing Rate + 0.56%)	5.90%	(a)	08/19/2024	4,976,318
5,575,000	Athene Holding Ltd.	6.25%		04/01/2054	5,664,663
7,710,000	Aviation Capital Group LLC	1.95%	(a)	09/20/2026	7,047,753
2,934,000	Bank of America Corp. (US Secured Overnight Financing Rate + 1.11%)	3.84%		04/25/2025	2,930,009
3,466,000	Bank of America Corp. (US Secured Overnight Financing Rate + 1.75%)	4.83%		07/22/2026	3,436,001
4,215,000	Bank of America Corp. (US Secured Overnight Financing Rate + 1.21%)	2.57%		10/20/2032	3,498,281
3,952,000	Bank of America Corp. (US Secured Overnight Financing Rate + 1.65%)	5.47%		01/23/2035	3,979,257
11,482,000	Bank of America Corp. (5 Year CMT Rate + 1.20%)	2.48%		09/21/2036	9,189,970
1,500,000	Bausch + Lomb Corp.	8.38%	(a)	10/01/2028	1,553,865
485,000	Bausch Health Americas, Inc.	8.50%	(a)	01/31/2027	285,548
1,080,000	Bausch Health Cos., Inc.	4.88%	(a)	06/01/2028	590,413
300,000	Bausch Health Cos., Inc.	5.25%	(a)	01/30/2030	126,324
93,000	Bausch Health Cos., Inc.	14.00%	(a)	10/15/2030	53,967
1,140,000	BCPE Empire Holdings, Inc.	7.63%	(a)	05/01/2027	1,114,151
1,135,000	Beacon Roofing Supply, Inc.	6.50%	(a)	08/01/2030	1,152,703
4,540,000	Berkshire Hathaway Finance Corp.	2.85%		10/15/2050	3,067,674
2,427,000	Berkshire Hathaway Finance Corp.	3.85%		03/15/2052	1,964,350
4,044,000	Berry Global, Inc.	4.88%	(a)	07/15/2026	3,966,088
2,930,000	Berry Global, Inc.	5.65%	(a)	01/15/2034	2,915,459
3,120,000	BlackRock Funding, Inc.	5.25%		03/14/2054	3,138,276
9,211,000	BlackRock, Inc.	4.75%		05/25/2033	9,166,716
400,000	Boost Newco Borrower LLC	7.50%	(a)	01/15/2031	419,031
125,000	Boxer Parent Co., Inc.	7.13%	(a)	10/02/2025	125,209
5,245,000	BP Capital Markets America, Inc.	4.89%		09/11/2033	5,210,856
2,941,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	1,965,062
740,000	Brand Industrial Services, Inc.	10.38%	(a)	08/01/2030	802,096
1,911,000	Brighthouse Financial Global Funding	1.00%	(a)	04/12/2024	1,908,395
2,838,000	Brighthouse Financial Global Funding	2.00%	(a)	06/28/2028	2,450,858
1,880,000	Bristol-Myers Squibb Co.	5.50%		02/22/2044	1,925,178
7,968,000	Bristol-Myers Squibb Co.	5.55%		02/22/2054	8,201,237
6,670,000	Brixmor Operating Partnership LP	5.50%		02/15/2034	6,589,460
8,836,000	Broadcom, Inc.	3.42%	(a)	04/15/2033	7,662,813
6,378,000	Broadcom, Inc.	3.19%	(a)	11/15/2036	5,078,456
1,270,000	Builders FirstSource, Inc.	4.25%	(a)	02/01/2032	1,139,850
1,295,000	Builders FirstSource, Inc.	6.38%	(a)	06/15/2032	1,315,294
1,595,000	Builders FirstSource, Inc.	6.38%	(a)	03/01/2034	1,603,578
3,506,000	Burlington Northern Santa Fe LLC	5.20%		04/15/2054	3,478,054
570,000	Caesars Entertainment, Inc.	4.63%	(a)	10/15/2029	520,222
670,000	Caesars Entertainment, Inc.	6.50%	(a)	02/15/2032	676,319
1,100,000	Callon Petroleum Co.	7.50%	(a)	06/15/2030	1,166,666
890,000	Calpine Corp.	4.50%	(a)	02/15/2028	844,835
555,000	Calpine Corp.	5.13%	(a)	03/15/2028	533,127
600,000	Calpine Corp.	4.63%	(a)	02/01/2029	555,928
2,700,000	Campbell Soup Co.	5.40%		03/21/2034	2,721,532

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	31

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,418,000	Cardinal Health, Inc.	5.13%		02/15/2029	2,423,774
1,915,000	Carnival Corp.	5.75%	(a)	03/01/2027	1,896,540
830,000	Carnival Corp.	7.00%	(a)	08/15/2029	866,350
975,000	Carrier Global Corp.	6.20%		03/15/2054	1,074,411
224,000	Castle US Holding Corp.	9.50%	(a)	02/15/2028	111,728
305,000	Catalent Pharma Solutions, Inc.	3.50%	(a)	04/01/2030	290,747
2,520,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.75%	(a)	03/01/2030	2,165,350
1,275,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.50%	(a)	08/15/2030	1,069,307
1,200,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.75%	(a)	02/01/2032	980,506
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,741,089
8,565,000	Centene Corp.	2.50%		03/01/2031	7,052,272
910,000	Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc.	8.00%	(a)	06/15/2029	944,126
5,314,000	CF Industries, Inc.	5.38%		03/15/2044	5,004,804
5,176,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%		07/23/2025	5,114,408
5,350,000	Cheniere Energy, Inc.	4.63%		10/15/2028	5,188,905
1,219,000	Chesapeake Energy Corp.	5.88%	(a)	02/01/2029	1,210,057
1,260,000	Chord Energy Corp.	6.38%	(a)	06/01/2026	1,266,188
805,000	CHS/Community Health Systems, Inc.	6.00%	(a)	01/15/2029	704,208
1,110,000	CHS/Community Health Systems, Inc.	4.75%	(a)	02/15/2031	857,644
1,790,000	Citigroup, Inc. (US Secured Overnight Financing Rate + 0.69%)	2.01%		01/25/2026	1,735,880
2,038,000	Citigroup, Inc. (US Secured Overnight Financing Rate + 1.28%)	3.07%		02/24/2028	1,917,466
770,000	Civitas Resources, Inc.	8.38%	(a)	07/01/2028	811,551
1,245,000	Clarios Global LP / Clarios US Finance Co.	6.75%	(a)	05/15/2028	1,262,969
565,000	Clarivate Science Holdings Corp.	4.88%	(a)	07/01/2029	523,301
460,000	Clean Harbors, Inc.	5.13%	(a)	07/15/2029	442,579
410,000	Clear Channel Outdoor Holdings, Inc.	9.00%	(a)	09/15/2028	427,431
465,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	384,981
1,265,000	Clearway Energy Operating LLC	4.75%	(a)	03/15/2028	1,203,373
280,000	Cloud Software Group, Inc.	6.50%	(a)	03/31/2029	265,942
280,000	Cloud Software Group, Inc.	9.00%	(a)	09/30/2029	268,820
2,540,000	CNH Industrial Capital LLC	5.10%		04/20/2029	2,533,933
1,185,000	CNX Midstream Partners LP	4.75%	(a)	04/15/2030	1,057,156
1,210,000	CNX Resources Corp.	6.00%	(a)	01/15/2029	1,185,860
565,000	Coherent Corp.	5.00%	(a)	12/15/2029	532,733
3,125,000	Comcast Corp.	3.95%		10/15/2025	3,073,822
400,000	CommScope Technologies LLC	5.00%	(a)	03/15/2027	155,496
370,000	CommScope, Inc.	4.75%	(a)	09/01/2029	267,325
745,000	Consolidated Communications, Inc.	5.00%	(a)	10/01/2028	621,653
3,868,000	COPT Defense Properties LP	2.90%		12/01/2033	3,035,384
763,000	Cornerstone Building Brands, Inc.	6.13%	(a)	01/15/2029	683,948
740,000	Coty, Inc.	6.50%	(a)	04/15/2026	741,686
1,240,000	Coty, Inc.	5.00%	(a)	04/15/2026	1,222,402
1,015,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC	6.63%	(a)	07/15/2030	1,031,535
3,085,000	CQP Holdco LP / BIP-V Chinook Holdco LLC	5.50%	(a)	06/15/2031	2,918,151
10,585,000	Crown Castle, Inc.	3.65%		09/01/2027	10,037,596
1,185,000	CSC Holdings LLC	6.50%	(a)	02/01/2029	1,005,065
1,315,000	CSC Holdings LLC	5.75%	(a)	01/15/2030	697,171
1,050,000	CSI Compressco LP / CSI Compressco Finance, Inc.	7.50%	(a)	04/01/2025	1,050,000
12,807,000	CSX Corp.	3.80%		11/01/2046	10,198,603
2,410,000	Cummins, Inc.	5.45%		02/20/2054	2,465,707
680,000	CVR Partners LP / CVR Nitrogen Finance Corp.	6.13%	(a)	06/15/2028	654,187
5,205,000	CVS Health Corp.	5.30%		06/01/2033	5,219,413
7,518,000	CVS Health Corp.	5.88%		06/01/2053	7,653,448
410,000	Dana, Inc.	5.38%		11/15/2027	401,409
965,000	Dana, Inc.	5.63%		06/15/2028	942,711
285,000	Dana, Inc.	4.25%		09/01/2030	252,082
547,000	Dealer Tire LLC / DT Issuer LLC	8.00%	(a)	02/01/2028	544,950
3,000,000	Digital Realty Trust LP	3.60%		07/01/2029	2,765,925

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,390,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.	5.88%	(a)	08/15/2027	1,315,859
1,275,000	DISH DBS Corp.	5.75%	(a)	12/01/2028	878,641
660,000	DISH DBS Corp.	5.13%		06/01/2029	275,829
2,580,000	Dollar General Corp.	4.25%		09/20/2024	2,561,717
9,413,000	Dollar Tree, Inc.	4.00%		05/15/2025	9,256,457
905,000	Dornoch Debt Merger Sub, Inc.	6.63%	(a)	10/15/2029	805,330
8,114,000	DTE Energy Co.	5.10%		03/01/2029	8,084,979
4,400,000	DTE Energy Co.	2.95%		03/01/2030	3,888,889
1,433,000	Duke Energy Corp.	4.30%		03/15/2028	1,400,615
6,595,000	Duke Energy Corp.	3.95%		08/15/2047	5,124,363
1,700,000	Duke Energy Corp.	5.00%		08/15/2052	1,540,469
2,075,000	Dun & Bradstreet Corp.	5.00%	(a)	12/15/2029	1,917,065
4,059,000	Elevance Health, Inc.	2.38%		01/15/2025	3,960,301
1,435,000	Elevance Health, Inc.	4.55%		05/15/2052	1,262,692
596,000	Embarq Corp.	8.00%		06/01/2036	324,463
1,310,000	EMRLD Borrower LP / Emerald Co.-Issuer, Inc.	6.63%	(a)	12/15/2030	1,324,204
215,000	Encompass Health Corp.	4.75%		02/01/2030	201,591
1,430,000	Encompass Health Corp.	4.63%		04/01/2031	1,301,194
520,000	Energizer Holdings, Inc.	6.50%	(a)	12/31/2027	517,638
5,185,000	Energy Transfer LP	4.75%		01/15/2026	5,133,377
3,180,000	Energy Transfer LP	4.40%		03/15/2027	3,113,176
5,760,000	Energy Transfer LP	5.00%		05/15/2044	5,098,470
2,660,000	Entergy Corp.	2.80%		06/15/2030	2,326,621
1,235,000	EQM Midstream Partners LP	4.75%	(a)	01/15/2031	1,149,637
5,556,000	Equinix, Inc.	1.80%		07/15/2027	4,984,423
5,205,000	Essential Utilities, Inc.	5.38%		01/15/2034	5,181,060
830,000	Everi Holdings, Inc.	5.00%	(a)	07/15/2029	822,871
5,031,000	Eversource Energy	5.50%		01/01/2034	5,034,959
2,575,000	Expedia Group, Inc.	5.00%		02/15/2026	2,561,227
4,891,000	Expedia Group, Inc.	3.80%		02/15/2028	4,654,357
1,409,000	Expedia Group, Inc.	3.25%		02/15/2030	1,268,778
968,000	Expedia Group, Inc.	2.95%		03/15/2031	845,532
5,069,000	Extra Space Storage LP	5.40%		02/01/2034	5,048,610
4,971,000	Exxon Mobil Corp.	4.23%		03/19/2040	4,531,321
990,000	Ferrellgas LP / Ferrellgas Finance Corp.	5.38%	(a)	04/01/2026	969,366
900,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.	6.75%	(a)	01/15/2030	808,859
5,135,000	Fiserv, Inc.	5.45%		03/15/2034	5,202,760
6,088,000	Ford Motor Co.	3.25%		02/12/2032	5,067,458
5,640,000	Fortinet, Inc.	1.00%		03/15/2026	5,192,136
1,295,000	Fortrea Holdings, Inc.	7.50%	(a)	07/01/2030	1,338,427
1,555,000	Fortress Transportation and Infrastructure Investors LLC	7.88%	(a)	12/01/2030	1,634,541
390,000	Frontier Communications Holdings LLC	5.88%	(a)	10/15/2027	377,881
800,000	Frontier Communications Holdings LLC	5.00%	(a)	05/01/2028	743,150
515,392	Frontier Communications Holdings LLC	5.88%		11/01/2029	436,053
690,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	659,974
1,435,000	Gap, Inc.	3.88%	(a)	10/01/2031	1,215,338
5,679,000	General Motors Financial Co., Inc.	2.40%		10/15/2028	5,028,521
5,965,000	General Motors Financial Co., Inc.	3.10%		01/12/2032	5,054,860
5,400,000	Georgia Power Co.	2.20%		09/15/2024	5,314,585
11,165,000	Georgia Power Co.	3.25%		03/15/2051	7,847,858
640,000	GFL Environmental, Inc.	6.75%	(a)	01/15/2031	656,680
3,055,000	Gilead Sciences, Inc.	5.55%		10/15/2053	3,164,479
5,205,000	Global Payments, Inc.	4.95%		08/15/2027	5,166,368
11,303,000	Goldman Sachs Group, Inc. (CME Term SOFR 3 Month + 1.43%)	6.74%		05/15/2026	11,405,333
3,280,000	Goldman Sachs Group, Inc. (US Secured Overnight Financing Rate + 0.82%)	6.17%		09/10/2027	3,283,076
585,000	Goodyear Tire & Rubber Co.	5.25%		07/15/2031	533,647
470,000	GrafTech Finance, Inc.	4.63%	(a)	12/15/2028	302,751
1,105,000	Griffon Corp.	5.75%		03/01/2028	1,082,963
695,000	Group 1 Automotive, Inc.	4.00%	(a)	08/15/2028	641,113
635,971	Gulfport Energy Corp.	8.00%	(a)	05/17/2026	645,910

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,534	Gulfport Energy Corp.	8.00%		05/17/2026	1,558
2,160,000	Halliburton Co.	4.85%		11/15/2035	2,102,137
7,720,000	HCA, Inc.	5.38%		02/01/2025	7,699,499
11,273,000	HCA, Inc.	5.25%		06/15/2049	10,297,275
1,180,000	Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL	4.63%	(a)	05/01/2028	1,059,982
1,075,000	Hess Midstream Operations LP	5.13%	(a)	06/15/2028	1,041,101
1,355,000	Hess Midstream Operations LP	5.50%	(a)	10/15/2030	1,314,092
4,065,000	Hewlett Packard Enterprise Co.	5.90%		10/01/2024	4,071,750
760,000	H-Food Holdings LLC / Hearthside Finance Co., Inc.	8.50%	(a)	06/01/2026	57,000
975,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	917,196
1,282,000	Hilcorp Energy I LP / Hilcorp Finance Co.	6.25%	(a)	11/01/2028	1,281,651
315,000	Hilcorp Energy I LP / Hilcorp Finance Co.	5.75%	(a)	02/01/2029	307,100
260,000	Hilcorp Energy I LP / Hilcorp Finance Co.	8.38%	(a)	11/01/2033	282,101
6,094,000	Host Hotels & Resorts LP	2.90%		12/15/2031	5,068,303
1,245,000	HUB International Ltd.	7.25%	(a)	06/15/2030	1,280,367
10,119,000	Hyundai Capital America	5.30%	(a)	01/08/2029	10,136,865
1,045,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.25%		05/15/2027	945,135
960,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	9.00%	(a)	07/01/2028	948,204
1,435,000	Installed Building Products, Inc.	5.75%	(a)	02/01/2028	1,402,062
4,790,000	Intuit, Inc.	5.50%		09/15/2053	4,975,985
3,510,000	IQVIA, Inc.	6.25%		02/01/2029	3,647,399
1,175,000	Iron Mountain, Inc.	7.00%	(a)	02/15/2029	1,198,678
735,000	Iron Mountain, Inc.	4.50%	(a)	02/15/2031	663,891
3,430,000	Jacobs Engineering Group, Inc.	5.90%		03/01/2033	3,475,127
1,380,000	JELD-WEN, Inc.	4.88%	(a)	12/15/2027	1,321,654
3,355,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 0.92%)	2.60%		02/24/2026	3,269,049
1,295,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 1.99%)	4.85%		07/25/2028	1,284,501
4,495,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 1.02%)	2.07%		06/01/2029	3,988,636
6,940,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	6,000,442
5,890,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 1.25%)	2.58%		04/22/2032	4,981,371
5,830,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 1.26%)	2.96%		01/25/2033	4,979,510
8,367,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	9,164,319
1,285,000	Kodiak Gas Services LLC	7.25%	(a)	02/15/2029	1,309,740
5,090,000	Kyndryl Holdings, Inc.	6.35%		02/20/2034	5,227,370
425,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	398,891
1,300,000	Leeward Renewable Energy Operations LLC	4.25%	(a)	07/01/2029	1,116,751
1,305,000	Legacy LifePoint Health LLC	4.38%	(a)	02/15/2027	1,244,618
1,015,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc.	5.00%	(a)	02/01/2026	1,006,191
530,000	Level 3 Financing, Inc.	3.75%	(a)	07/15/2029	238,500
420,000	Level 3 Financing, Inc.	4.50%	(a)	04/01/2030	262,500
799,000	Level 3 Financing, Inc.	10.50%	(a)	05/15/2030	820,973
870,000	LFS Topco LLC	5.88%	(a)	10/15/2026	812,488
375,000	LifePoint Health, Inc.	5.38%	(a)	01/15/2029	309,409
625,000	Light & Wonder International, Inc.	7.25%	(a)	11/15/2029	642,026
335,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	256,565
620,000	Live Nation Entertainment, Inc.	6.50%	(a)	05/15/2027	627,188
5,625,000	Lockheed Martin Corp.	5.20%		02/15/2064	5,566,590
3,100,000	Lowe’s Cos., Inc.	4.40%		09/08/2025	3,062,978
2,922,000	Lowe’s Cos., Inc.	5.63%		04/15/2053	2,954,429
975,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp.	7.75%	(a)	02/15/2026	967,080
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,179,053
805,000	Macy’s Retail Holdings LLC	5.88%	(a)	04/01/2029	790,524
1,030,000	Madison IAQ LLC	4.13%	(a)	06/30/2028	953,558
1,010,000	Madison IAQ LLC	5.88%	(a)	06/30/2029	925,054
4,089,000	Marathon Petroleum Corp.	5.13%		12/15/2026	4,092,845

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,198,000	Marriott International, Inc./MD	2.75%		10/15/2033	5,041,329
5,053,000	Marriott International, Inc./MD	5.30%		05/15/2034	4,999,702
11,809,000	Marvell Technology, Inc.	2.95%		04/15/2031	10,206,820
5,577,000	Massachusetts Mutual Life Insurance Co.	3.20%	(a)	12/01/2061	3,501,867
1,040,000	Matador Resources Co.	6.50%	(a)	04/15/2032	1,042,561
1,330,000	Match Group Holdings II LLC	5.00%	(a)	12/15/2027	1,275,606
1,315,000	Mativ Holdings, Inc.	6.88%	(a)	10/01/2026	1,310,033
1,130,000	Mavis Tire Express Services Topco Corp.	6.50%	(a)	05/15/2029	1,075,796
425,000	McAfee Corp.	7.38%	(a)	02/15/2030	390,210
5,804,000	McDonald’s Corp.	4.45%		03/01/2047	5,060,365
1,085,000	McGraw-Hill Education, Inc.	5.75%	(a)	08/01/2028	1,024,156
1,700,000	Medline Borrower LP	5.25%	(a)	10/01/2029	1,608,087
565,000	Medline Borrower LP/Medline Co.-Issuer, Inc.	6.25%	(a)	04/01/2029	568,236
3,700,000	Merck & Co., Inc.	4.50%		05/17/2033	3,620,031
5,555,000	Meta Platforms, Inc.	3.85%		08/15/2032	5,208,065
5,710,000	Meta Platforms, Inc.	4.45%		08/15/2052	5,080,367
5,096,000	MetLife, Inc.	5.25%		01/15/2054	5,023,840
830,000	Michaels Cos., Inc.	5.25%	(a)	05/01/2028	707,981
660,000	Michaels Cos., Inc.	7.88%	(a)	05/01/2029	495,788
1,238,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.	4.88%	(a)	05/01/2029	1,147,343
260,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC	6.75%	(a)	04/01/2032	261,051
860,000	ModivCare Escrow Issuer, Inc.	5.00%	(a)	10/01/2029	624,376
3,994,000	Morgan Stanley (US Secured Overnight Financing Rate + 1.67%)	4.68%		07/17/2026	3,952,389
4,078,000	Morgan Stanley (US Secured Overnight Financing Rate + 1.61%)	4.21%		04/20/2028	3,964,162
1,678,000	Morgan Stanley (US Secured Overnight Financing Rate + 1.29%)	2.94%		01/21/2033	1,426,654
11,572,000	Morgan Stanley (US Secured Overnight Financing Rate + 1.36%)	2.48%		09/16/2036	9,157,340
4,948,000	Mosaic Co.	5.38%		11/15/2028	5,011,225
5,175,000	Motorola Solutions, Inc.	5.40%		04/15/2034	5,166,757
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	892,255
395,000	Nabors Industries Ltd.	7.25%	(a)	01/15/2026	392,819
835,000	Nabors Industries, Inc.	9.13%	(a)	01/31/2030	868,815
1,460,000	Nationstar Mortgage Holdings, Inc.	5.75%	(a)	11/15/2031	1,348,027
955,000	Navient Corp.	5.00%		03/15/2027	915,608
1,185,000	NCL Corp. Ltd.	5.88%	(a)	03/15/2026	1,170,556
830,000	NCL Corp. Ltd.	8.38%	(a)	02/01/2028	877,347
5,398,000	NetApp, Inc.	1.88%		06/22/2025	5,164,668
2,570,000	Netflix, Inc.	4.88%		04/15/2028	2,567,194
505,000	News Corp.	5.13%	(a)	02/15/2032	474,751
4,495,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	4,465,543
3,155,000	NextEra Energy Capital Holdings, Inc.	5.55%		03/15/2054	3,136,811
1,030,000	NGL Energy Operating LLC / NGL Energy Finance Corp.	8.13%	(a)	02/15/2029	1,055,582
410,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.50%		04/15/2026	410,229
2,256,000	NGPL PipeCo LLC	3.25%	(a)	07/15/2031	1,928,771
5,175,000	NiSource, Inc.	5.35%		04/01/2034	5,148,940
5,275,000	Northrop Grumman Corp.	5.20%		06/01/2054	5,141,535
1,000,000	Novelis Corp.	4.75%	(a)	01/30/2030	923,458
3,136,000	NRG Energy, Inc.	2.00%	(a)	12/02/2025	2,944,931
915,000	NRG Energy, Inc.	3.63%	(a)	02/15/2031	790,531
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,643,757
4,910,000	Occidental Petroleum Corp.	6.63%		09/01/2030	5,207,350
550,000	Olympus Water US Holding Corp.	6.25%	(a)	10/01/2029	503,980
850,000	OneMain Finance Corp.	6.88%		03/15/2025	859,490
280,000	OneMain Finance Corp.	7.13%		03/15/2026	285,270
825,000	OneMain Finance Corp.	5.38%		11/15/2029	776,343
2,651,000	ONEOK, Inc.	3.40%		09/01/2029	2,443,174
2,218,000	ONEOK, Inc.	6.63%		09/01/2053	2,446,116
2,905,000	Oracle Corp.	6.25%		11/09/2032	3,109,551
1,890,000	Oracle Corp.	3.80%		11/15/2037	1,585,781

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,515,000	O’Reilly Automotive, Inc.	5.75%		11/20/2026	2,557,047
730,000	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.13%	(a)	04/30/2031	649,581
1,220,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.38%	(a)	02/15/2031	1,278,858
1,320,000	Owens & Minor, Inc.	6.63%	(a)	04/01/2030	1,311,234
6,063,000	Pacific Gas and Electric Co.	2.50%		02/01/2031	5,046,394
4,588,000	Pacific Gas and Electric Co.	6.75%		01/15/2053	5,004,464
5,457,000	Packaging Corp. of America	3.40%		12/15/2027	5,190,802
1,015,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.	4.38%	(a)	10/15/2028	947,945
1,035,000	Panther Escrow Issuer LLC	7.13%	(a)	06/01/2031	1,053,123
875,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer	4.88%	(a)	05/15/2029	814,364
525,000	PBF Holding Co. LLC / PBF Finance Corp.	6.00%		02/15/2028	517,079
190,000	PECF USS Intermediate Holding III Corp.	8.00%	(a)	11/15/2029	100,312
470,000	Penn Entertainment, Inc.	4.13%	(a)	07/01/2029	404,517
690,000	PennyMac Financial Services, Inc.	4.25%	(a)	02/15/2029	631,415
775,000	PennyMac Financial Services, Inc.	7.88%	(a)	12/15/2029	797,045
3,580,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	5.75%	(a)	05/24/2026	3,607,049
4,636,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.20%	(a)	04/01/2027	4,505,236
1,175,000	Performance Food Group, Inc.	4.25%	(a)	08/01/2029	1,077,930
1,220,000	Permian Resources Operating LLC	7.00%	(a)	01/15/2032	1,266,469
1,345,000	PetSmart, Inc. / PetSmart Finance Corp.	7.75%	(a)	02/15/2029	1,310,477
4,205,000	Pfizer Investment Enterprises Pte Ltd.	4.75%		05/19/2033	4,142,326
5,080,000	Philip Morris International, Inc.	5.25%		02/13/2034	5,037,283
12,065,000	Phillips 66	5.65%		06/15/2054	12,252,086
1,200,000	Pike Corp.	5.50%	(a)	09/01/2028	1,149,846
655,000	Pike Corp.	8.63%	(a)	01/31/2031	696,866
430,000	Post Holdings, Inc.	5.50%	(a)	12/15/2029	415,892
375,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.	5.63%	(a)	09/01/2029	286,577
545,000	Prime Security Services Borrower LLC / Prime Finance, Inc.	6.25%	(a)	01/15/2028	534,293
3,070,000	Qorvo, Inc.	3.38%	(a)	04/01/2031	2,643,005
210,000	Radiate Holdco LLC / Radiate Finance, Inc.	4.50%	(a)	09/15/2026	167,161
304,781	Radiology Partners, Inc. (5.00% + 3.50% PIK)	8.50%	(a)	01/31/2029	283,157
215,587	Radiology Partners, Inc. 9.87% PIK	9.78%	(a)	02/15/2030	173,817
725,000	Realogy Group LLC / Realogy Co.-Issuer Corp.	5.25%	(a)	04/15/2030	493,768
2,565,000	Regal Rexnord Corp.	6.05%	(a)	02/15/2026	2,579,600
530,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.	9.75%	(a)	12/01/2026	531,119
985,000	Roller Bearing Co. of America, Inc.	4.38%	(a)	10/15/2029	903,116
1,475,000	Royal Caribbean Cruises Ltd.	5.50%	(a)	08/31/2026	1,462,949
205,000	Royal Caribbean Cruises Ltd.	7.25%	(a)	01/15/2030	213,136
775,000	Royal Caribbean Cruises Ltd.	6.25%	(a)	03/15/2032	781,661
6,254,000	Royalty Pharma PLC	2.15%		09/02/2031	5,043,560
5,065,000	Ryder System, Inc.	5.65%		03/01/2028	5,164,519
4,123,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	4,112,399
2,519,000	Sabra Health Care LP	3.20%		12/01/2031	2,093,805
1,423,000	San Diego Gas & Electric Co.	5.35%		04/01/2053	1,402,911
1,535,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc.	6.63%	(a)	03/01/2030	1,485,105
805,000	Sealed Air Corp./Sealed Air Corp. US	7.25%	(a)	02/15/2031	837,953
1,075,000	Select Medical Corp.	6.25%	(a)	08/15/2026	1,077,850
1,100,000	Sirius XM Radio, Inc.	5.50%	(a)	07/01/2029	1,048,482
690,000	Sirius XM Radio, Inc.	4.13%	(a)	07/01/2030	603,607
605,000	Sitio Royalties Operating Partnership LP / Sitio Finance Corp.	7.88%	(a)	11/01/2028	626,291
305,000	SK Invictus Intermediate II SARL	5.00%	(a)	10/30/2029	272,179
9,502,000	Smithfield Foods, Inc.	4.25%	(a)	02/01/2027	9,129,411
1,640,000	Sonic Automotive, Inc.	4.63%	(a)	11/15/2029	1,472,295
5,475,000	Southern Co. (5 Year CMT Rate + 2.92%)	3.75%		09/15/2051	5,125,317

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,724,000	Southwestern Electric Power Co.	3.25%		11/01/2051	2,474,796
720,000	Southwestern Energy Co.	4.75%		02/01/2032	663,381
1,230,000	Spectrum Brands, Inc.	5.00%	(a)	10/01/2029	1,206,428
790,000	Spirit AeroSystems, Inc.	9.75%	(a)	11/15/2030	884,655
975,000	SRS Distribution, Inc.	4.63%	(a)	07/01/2028	983,123
420,000	SRS Distribution, Inc.	6.13%	(a)	07/01/2029	428,745
1,480,000	Standard Industries, Inc./NJ	4.38%	(a)	07/15/2030	1,330,876
420,000	Staples, Inc.	7.50%	(a)	04/15/2026	410,313
305,000	Staples, Inc.	10.75%	(a)	04/15/2027	290,195
850,000	Starwood Property Trust, Inc.	7.25%	(a)	04/01/2029	857,828
950,000	Station Casinos LLC	4.63%	(a)	12/01/2031	854,758
1,320,000	Station Casinos LLC	6.63%	(a)	03/15/2032	1,334,412
1,135,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.00%	(a)	06/01/2031	1,035,612
6,130,000	Sun Communities Operating LP	2.70%		07/15/2031	5,051,868
1,550,000	SunCoke Energy, Inc.	4.88%	(a)	06/30/2029	1,404,994
635,000	Sunoco LP / Sunoco Finance Corp.	6.00%		04/15/2027	632,937
475,000	Sunoco LP / Sunoco Finance Corp.	4.50%		05/15/2029	441,953
510,000	SWF Escrow Issuer Corp.	6.50%	(a)	10/01/2029	377,768
7,629,000	Sysco Corp.	6.00%		01/17/2034	8,122,241
10,171,000	Take-Two Interactive Software, Inc.	4.95%		03/28/2028	10,135,908
1,205,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.38%	(a)	02/15/2029	1,213,040
2,525,000	Tapestry, Inc.	7.05%		11/27/2025	2,578,084
950,000	Tenet Healthcare Corp.	6.25%		02/01/2027	950,364
835,000	Tenet Healthcare Corp.	6.13%		10/01/2028	832,705
1,320,000	Tenet Healthcare Corp.	6.13%		06/15/2030	1,318,622
1,600,000	Texas Instruments, Inc.	5.00%		03/14/2053	1,570,982
5,056,000	T-Mobile USA, Inc.	5.15%		04/15/2034	5,041,025
5,722,000	T-Mobile USA, Inc.	3.40%		10/15/2052	4,062,180
945,000	Townsquare Media, Inc.	6.88%	(a)	02/01/2026	922,084
1,290,000	TransDigm, Inc.	5.50%		11/15/2027	1,263,610
1,235,000	TransDigm, Inc.	6.88%	(a)	12/15/2030	1,260,311
668,250	Transocean Poseidon Ltd.	6.88%	(a)	02/01/2027	669,455
515,000	Transocean, Inc.	8.00%	(a)	02/01/2027	511,526
1,195,000	Trident TPI Holdings, Inc.	12.75%	(a)	12/31/2028	1,276,487
735,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	670,151
655,000	UKG, Inc.	6.88%	(a)	02/01/2031	667,744
1,255,000	United Airlines, Inc.	4.63%	(a)	04/15/2029	1,168,549
770,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	640,497
6,150,000	UnitedHealth Group, Inc.	5.05%		04/15/2053	5,977,456
2,056,000	UnitedHealth Group, Inc.	4.95%		05/15/2062	1,921,978
625,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	10.50%	(a)	02/15/2028	648,543
1,000,000	Univision Communications, Inc.	4.50%	(a)	05/01/2029	894,534
445,000	Upbound Group, Inc.	6.38%	(a)	02/15/2029	432,426
1,260,000	US Foods, Inc.	7.25%	(a)	01/15/2032	1,312,894
940,000	Venture Global LNG, Inc.	8.13%	(a)	06/01/2028	959,562
600,000	Venture Global LNG, Inc.	8.38%	(a)	06/01/2031	619,136
615,000	Venture Global LNG, Inc.	9.88%	(a)	02/01/2032	663,197
3,580,000	Veralto Corp.	5.35%	(a)	09/18/2028	3,628,530
1,836,000	Verizon Communications, Inc.	3.88%		03/01/2052	1,444,689
8,662,000	Verizon Communications, Inc.	5.50%		02/23/2054	8,761,861
3,260,000	Viatris, Inc.	1.65%		06/22/2025	3,101,056
1,415,000	Viking Cruises Ltd.	5.88%	(a)	09/15/2027	1,389,268
1,210,000	Viking Cruises Ltd.	9.13%	(a)	07/15/2031	1,324,207
760,000	Vistra Operations Co. LLC	7.75%	(a)	10/15/2031	796,488
550,000	Vital Energy, Inc.	7.88%	(a)	04/15/2032	559,159
635,000	VT Topco, Inc.	8.50%	(a)	08/15/2030	670,903
790,000	Wand NewCo 3, Inc.	7.63%	(a)	01/30/2032	817,703
1,065,000	WASH Multifamily Acquisition, Inc.	5.75%	(a)	04/15/2026	1,041,823
478,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	493,395
1,090,000	Weatherford International Ltd.	8.63%	(a)	04/30/2030	1,138,825

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,870,000	Wells Fargo & Co. (US Secured Overnight Financing Rate + 1.98%)	4.81%		07/25/2028	4,799,966
4,980,000	Wells Fargo & Co. (CME Term SOFR 3 Month + 1.43%)	2.88%		10/30/2030	4,403,918
7,465,000	Wells Fargo & Co. (US Secured Overnight Financing Rate + 2.06%)	6.49%		10/23/2034	8,010,293
179,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	54,819
1,385,000	Whirlpool Corp.	5.75%		03/01/2034	1,390,238
6,659,000	Williams Cos., Inc.	5.15%		03/15/2034	6,602,005
9,231,000	Willis North America, Inc.	4.50%		09/15/2028	9,001,879
5,500,000	Workday, Inc.	3.70%		04/01/2029	5,188,540
1,020,000	WR Grace Holdings LLC	5.63%	(a)	08/15/2029	913,848
9,407,000	WRKCo, Inc.	3.75%		03/15/2025	9,248,663
1,215,000	Wyndham Hotels & Resorts, Inc.	4.38%	(a)	08/15/2028	1,130,542
1,270,000	XHR LP	4.88%	(a)	06/01/2029	1,176,748
1,510,000	XPO, Inc.	7.13%	(a)	06/01/2031	1,550,391
2,935,000	Zimmer Biomet Holdings, Inc.	5.35%		12/01/2028	2,978,759

	Total US Corporate Bonds (Cost $1,107,461,242)				1,050,592,366

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS - 20.8%

	Fannie Mae Whole Loan
123,262	Series 2003-W17-1A7	5.75%		08/25/2033	122,604

	Federal Home Loan Mortgage Corp.
227,064	Pool G01840	5.00%		07/01/2035	228,630
125,738	Pool G04817	5.00%		09/01/2038	126,608
5,073,949	Pool G08537	3.00%		07/01/2043	4,538,144
2,765,098	Pool G08622	3.00%		01/01/2045	2,452,519
2,661,149	Pool G08686	3.00%		01/01/2046	2,356,936
9,910,411	Pool G08701	3.00%		04/01/2046	8,733,330
652,893	Pool G08737	3.00%		12/01/2046	575,146
5,909,598	Pool G61645	4.00%		10/01/2048	5,556,951
870,308	Pool N70081	5.50%		07/01/2038	853,376
4,950,010	Pool Q33789	3.50%		06/01/2045	4,539,503
8,188,021	Pool RA3722	2.50%		10/01/2050	6,898,957
39,289,222	Pool RA9843	5.50%		09/01/2053	39,300,288
14,458,440	Pool SD0035	3.00%		04/01/2047	12,788,677
7,697,342	Pool SD0699	2.00%		11/01/2050	6,248,657
12,944,524	Pool SD2759	5.50%		05/01/2053	12,989,940
25,540,886	Pool SD2912	5.00%		05/01/2053	25,121,924
42,284,674	Pool SD2969	2.50%		05/01/2052	35,575,158
29,054,504	Pool SD3721	5.00%		07/01/2053	28,623,062
19,738,985	Pool SD3892	5.50%		09/01/2053	19,740,001
10,745,049	Pool SD4400	2.00%		02/01/2051	8,668,294
5,849,124	Pool SD4658	5.00%		06/01/2053	5,788,318
21,112,781	Pool SD4888	6.00%		02/01/2054	21,542,905
58,541,938	Pool SD7538	2.00%		04/01/2051	47,777,786
25,491,364	Pool SD7564	5.00%		06/01/2053	25,258,824
774,579	Pool T60854	3.50%		09/01/2042	702,832
136,660	Pool U60299	4.00%		11/01/2040	130,199
3,439,917	Pool V83144	4.00%		04/01/2047	3,257,558
10,613,544	Pool ZT1827	3.00%		07/01/2047	9,339,430
28,441	Series 2692-SC (-2 x US 30 Day Average Secured Overnight Financing Rate + 13.06%, 13.29% Cap)	2.42%	(k)	07/15/2033	27,863
742,890	Series 2722-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 9.76%, 9.89% Cap)	3.85%	(k)	12/15/2033	738,318
28,507	Series 2750-ZT	5.00%		02/15/2034	28,089
69,587	Series 3002-SN (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.39%, 6.50% Cap)	1.07%	(i)(k)	07/15/2035	4,566
33,744	Series 3045-DI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.62%, 6.73% Cap)	1.30%	(i)(k)	10/15/2035	2,637

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
114,024	Series 3116-Z	5.50%		02/15/2036	113,481
8,279	Series 3117-ZN	4.50%		02/15/2036	7,750
124,651	Series 3203-ZC	5.00%		07/15/2036	125,021
30,703	Series 3275-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.97%, 6.08% Cap)	0.65%	(i)(k)	02/15/2037	2,159
84,159	Series 3382-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(i)(k)	11/15/2037	4,656
104,061	Series 3384-S (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.28%, 6.39% Cap)	0.96%	(i)(k)	11/15/2037	5,499
50,765	Series 3417-SX (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.07%, 6.18% Cap)	0.75%	(i)(k)	02/15/2038	3,268
13,328	Series 3423-GS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.54%, 5.65% Cap)	0.22%	(i)(k)	03/15/2038	676
13,328	Series 3423-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.54%, 5.65% Cap)	0.22%	(i)(k)	03/15/2038	656
53,274	Series 3524-LB	3.16%	(b)	06/15/2038	49,729
32,001	Series 3562-WS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.84%, 4.95% Cap)	0.00%	(i)(k)	08/15/2039	1,194
103,314	Series 3582-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(i)(k)	10/15/2049	7,700
74,853	Series 3616-SG (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.24%, 6.35% Cap)	0.92%	(i)(k)	03/15/2032	3,152
383,199	Series 3626-AZ	5.50%		08/15/2036	382,049
152,679	Series 3666-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.66%, 5.77% Cap)	0.34%	(i)(k)	05/15/2040	9,659
99,464	Series 3666-VZ	5.50%		08/15/2036	99,177
1,193,511	Series 3779-DZ	4.50%		12/15/2040	1,149,544
451,237	Series 3779-YA	3.50%		12/15/2030	434,884
162,797	Series 3786-SG (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.27%, 9.50% Cap)	0.00%	(k)	01/15/2041	115,919
101,340	Series 3792-SE (-2 x US 30 Day Average Secured Overnight Financing Rate + 9.63%, 9.86% Cap)	0.00%	(k)	01/15/2041	61,813
377,409	Series 3806-CZ	5.50%		07/15/2034	375,458
293,004	Series 3808-DB	3.50%		02/15/2031	282,233
507,260	Series 3818-CZ	4.50%		03/15/2041	489,724
387,586	Series 3819-ZU	5.50%		07/15/2034	385,596
997,520	Series 3824-EY	3.50%		03/15/2031	960,850
251,282	Series 3828-SW (-3 x US 30 Day Average Secured Overnight Financing Rate + 12.86%, 13.20% Cap)	0.00%	(k)	02/15/2041	181,407
647,274	Series 3863-ZA	5.50%		08/15/2034	644,030
1,902,804	Series 3889-VZ	4.00%		07/15/2041	1,799,920
1,743,340	Series 3910-GZ	5.00%		08/15/2041	1,725,429
720,905	Series 3972-AZ	3.50%		12/15/2041	662,672
8,246,764	Series 4165-ZT	3.00%	(l)	02/15/2043	6,667,021
2,077,061	Series 4291-MS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.79%, 5.90% Cap)	0.47%	(i)(k)	01/15/2054	157,515
1,659,475	Series 4471-BA	3.00%		12/15/2041	1,609,209
10,262,539	Series 4471-GA	3.00%		02/15/2044	9,620,923
11,786,232	Series 4542-AC	2.70%		01/15/2045	10,837,915
12,709,930	Series 4717-GZ	3.00%	(l)	01/15/2047	10,348,285
34,934,000	Series 5138-HM	2.00%		04/25/2051	25,930,757
9,747,608	Series 5148-BZ	2.50%	(l)	10/25/2051	5,812,765
14,288,476	Series 5195-ZN	2.50%	(l)	02/25/2052	8,437,914
147,726	Series R003-ZA	5.50%		10/15/2035	145,406

	Federal National Mortgage Association
42,668	Pool 555743	5.00%		09/01/2033	42,908
35,911	Pool 735382	5.00%		04/01/2035	36,113
304,062	Pool 735383	5.00%		04/01/2035	305,774
152,762	Pool 735402	5.00%		04/01/2035	153,622
206,816	Pool 735484	5.00%		05/01/2035	207,981
45,869	Pool 931104	5.00%		05/01/2039	45,664
255,293	Pool 995203	5.00%		07/01/2035	256,729
215,037	Pool AB2123	4.00%		01/01/2031	209,310
21,379	Pool AB2370	4.50%		09/01/2035	20,930

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	39

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,664	Pool AD2177	4.50%		06/01/2030	3,597
336,499	Pool AH7309	4.00%		02/01/2031	326,952
4,062,428	Pool AL9238	3.00%		10/01/2041	3,654,570
888,033	Pool AL9445	3.00%		07/01/2031	845,563
5,962,664	Pool AS4645	3.00%		03/01/2045	5,297,152
7,288,692	Pool AS7661	3.00%		08/01/2046	6,304,824
3,438,941	Pool AS7724	2.50%		08/01/2046	2,931,907
10,842,538	Pool BC9081	3.00%		12/01/2046	9,547,109
7,768,128	Pool BD8013	2.50%		09/01/2046	6,639,663
17,450,500	Pool BL2643	3.39%		07/01/2034	15,440,778
28,707,000	Pool BL4425	2.14%		10/01/2029	25,317,202
32,930,000	Pool BL4592	2.28%		11/01/2029	29,045,266
18,090,000	Pool BL5484	2.26%		01/01/2030	15,883,691
4,793,631	Pool BL9284	2.23%		12/01/2050	3,341,598
1,861,685	Pool BM4094	3.00%		03/01/2043	1,671,879
10,825,984	Pool BM6089	3.50%		12/01/2044	9,918,652
45,476,877	Pool BR2217	2.50%		08/01/2051	38,228,736
36,599,790	Pool BS4941	2.46%		04/01/2032	31,078,816
25,824,171	Pool CB3127	3.50%		03/01/2052	23,346,984
11,914,369	Pool CB4820	4.50%		10/01/2052	11,352,169
24,274,416	Pool CB6266	6.00%		05/01/2053	24,651,583
37,828,363	Pool CB7272	6.00%		10/01/2053	38,429,836
10,170,434	Pool FM1000	3.00%		04/01/2047	8,951,034
16,184,665	Pool FM4575	2.50%		10/01/2050	13,672,231
10,268,794	Pool FM6061	2.00%		02/01/2051	8,289,148
27,849,189	Pool FM8214	4.00%		05/01/2049	26,265,215
6,709,257	Pool FM8664	3.00%		10/01/2046	5,913,164
21,989,497	Pool FM8972	4.00%		06/01/2049	20,773,359
5,704,538	Pool FM9846	2.50%		12/01/2051	4,732,843
38,327,270	Pool FS1472	3.50%		11/01/2050	34,842,494
10,209,774	Pool FS3708	5.00%		01/01/2053	9,978,559
30,427,870	Pool FS5417	2.50%		04/01/2052	25,386,344
31,750,618	Pool FS5875	2.50%		04/01/2052	26,481,305
2,333,705	Pool FS6309	6.00%		12/01/2053	2,383,408
6,691,482	Pool FS6476	2.50%		11/01/2051	5,629,731
144,400	Pool MA0264	4.50%		12/01/2029	142,174
96,948	Pool MA0353	4.50%		03/01/2030	95,431
4,389	Pool MA0468	5.00%		07/01/2040	4,256
2,042,023	Pool MA2151	3.50%		01/01/2045	1,841,255
1,012,201	Pool MA2248	3.00%		04/01/2045	889,993
1,626,781	Pool MA2621	3.50%		05/01/2046	1,450,160
3,779,387	Pool MA2649	3.00%		06/01/2046	3,269,217
1,505,015	Pool MA2711	3.00%		08/01/2046	1,301,857
9,752,282	Pool MA2806	3.00%		11/01/2046	8,603,152
13,262,712	Pool MA4709	5.00%		07/01/2052	12,956,914
17,302,793	Pool MA5086	5.00%		07/01/2043	17,151,559
779,213	Series 2005-20-QH	5.00%		03/25/2035	779,894
140,576	Series 2006-101-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.47%, 6.58% Cap)	1.15%	(i)(k)	10/25/2036	12,907
55,940	Series 2006-56-SM (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.64%, 6.75% Cap)	1.32%	(i)(k)	07/25/2036	4,145
43,425	Series 2007-116-BI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(i)(k)	05/25/2037	2,624
576,373	Series 2007-30-FS (-5 x US 30 Day Average Secured Overnight Financing Rate + 29.30%, 29.83% Cap)	4.66%	(k)	04/25/2037	589,902
224,113	Series 2007-30-OI (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.33%, 6.44% Cap)	1.01%	(i)(k)	04/25/2037	20,004
34,119	Series 2008-29-ZA	4.50%		04/25/2038	33,100
12,697	Series 2008-62-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(i)(k)	07/25/2038	676
144,401	Series 2009-111-EZ	5.00%		01/25/2040	142,963
4,240	Series 2009-111-SE (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.14%, 6.25% Cap)	0.82%	(i)(k)	01/25/2040	400

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,073	Series 2009-16-MZ	5.00%		03/25/2029	18,748
20,709	Series 2009-48-WS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.84%, 5.95% Cap)	0.52%	(i)(k)	07/25/2039	1,458
43,450	Series 2009-62-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.99%, 6.10% Cap)	0.67%	(i)(k)	08/25/2039	1,133
394,164	Series 2009-77-ZA	4.50%		10/25/2039	387,825
96,812	Series 2009-83-Z	4.50%		10/25/2039	92,571
30,079	Series 2010-101-ZH	4.50%		07/25/2040	29,043
125,103	Series 2010-112-ZA	4.00%		10/25/2040	117,411
61,581	Series 2010-121-SD (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.39%, 4.50% Cap)	0.00%	(i)(k)	10/25/2040	2,349
27,751	Series 2010-137-VS (-3 x US 30 Day Average Secured Overnight Financing Rate + 14.66%, 15.00% Cap)	0.00%	(k)	12/25/2040	25,079
17,964	Series 2010-31-SA (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.89%, 5.00% Cap)	0.00%	(i)(k)	04/25/2040	637
12,488	Series 2010-34-PS (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.82%, 4.93% Cap)	0.00%	(i)(k)	04/25/2040	341
70,340	Series 2010-35-SP (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.24%, 6.35% Cap)	0.92%	(i)(k)	04/25/2050	5,738
3,568	Series 2010-35-SV (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.34%, 6.45% Cap)	1.02%	(i)(k)	04/25/2040	67
496,800	Series 2010-37-MY	4.50%		04/25/2040	486,834
92,699	Series 2010-59-SC (-1 x US 30 Day Average Secured Overnight Financing Rate + 4.89%, 5.00% Cap)	0.00%	(i)(k)	01/25/2040	2,621
157,453	Series 2010-60-VZ	5.00%		10/25/2039	155,589
72,518	Series 2010-64-EZ	5.00%		06/25/2040	71,663
118,303	Series 2010-7-PE	5.00%		02/25/2040	118,678
35,018	Series 2010-90-GS (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.89%, 6.00% Cap)	0.57%	(i)(k)	08/25/2040	2,381
22,764	Series 2010-99-SG (-5 x US 30 Day Average Secured Overnight Financing Rate + 24.43%, 25.00% Cap)	0.00%	(k)	09/25/2040	22,150
1,023,194	Series 2011-141-PZ	4.00%		01/25/2042	964,828
127,363	Series 2011-25-KY	3.00%		04/25/2026	124,467
284,050	Series 2011-29-AL	3.50%		04/25/2031	273,252
440,263	Series 2011-59-MA	4.50%		07/25/2041	432,066
5,822,019	Series 2012-56-FK (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%		06/25/2042	5,729,934
18,060,879	Series 2013-6-ZB	3.00%		02/25/2043	15,900,063
2,794,977	Series 2016-3-FB (US 30 Day Average Secured Overnight Financing Rate + 0.46%, 0.35% Floor, 6.00% Cap)	5.78%		02/25/2046	2,751,493
5,957,658	Series 2017-46-ZL	3.50%	(l)	06/25/2057	4,749,560
698,140	Series 2017-86-MA	3.00%		04/25/2046	657,811
9,681,975	Series 2018-21-IO	3.00%	(i)	04/25/2048	1,454,638
15,232,967	Series 2018-21-PO	0.00%	(m)	04/25/2048	11,534,093
7,624,864	Series 2018-35-IO	3.00%	(i)	05/25/2048	1,325,702
29,250,926	Series 2018-35-PO	0.00%	(m)	05/25/2048	20,917,253
33,412,323	Series 2020-49-ZD	2.00%	(l)	07/25/2050	21,197,883
17,612,512	Series 2021-48-NS (-1 x US 30 Day Average Secured Overnight Financing Rate + 3.65%, 3.65% Cap)	0.00%	(i)(k)	08/25/2051	352,421
9,762,126	Series 2022-12-MZ	3.00%	(l)	03/25/2052	6,535,041
26,375,905	Series 2022-28-Z	2.50%	(l)	02/25/2052	18,466,639
68,251,692	Series 2022-3-ZW	2.00%	(l)	02/25/2052	39,274,343
15,431,428	Series 2022-31-GZ	2.00%	(l)	03/25/2052	10,767,149
23,516,684	Series 2022-40-AZ	2.00%	(l)	08/25/2050	15,337,179
91,512	Series 400-S4 (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.34%, 5.45% Cap)	0.02%	(i)(k)	11/25/2039	6,212

	Ginnie Mae I Pool
27,779,371	Pool 779384	3.50%		06/15/2042	25,912,147

	Ginnie Mae II Pool
10,746,972	Pool 784415	3.50%		04/20/2047	9,937,089
26,215,508	Pool 785713	2.50%		10/20/2051	22,246,421
12,349,214	Pool 785764	2.50%		11/20/2051	10,479,481
31,897,248	Pool 786009	3.00%		02/20/2052	27,990,493

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	41

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,083,258	Pool 786227	3.00%		04/20/2052	8,844,838
4,296,756	Pool 786540	3.50%		02/20/2050	3,979,736
11,199,892	Pool 786718	3.50%		07/20/2051	10,302,826
27,372,013	Pool MA5076	3.00%		03/20/2048	24,435,434
29,920,728	Pool MA5191	3.50%		05/20/2048	27,571,920

	Government National Mortgage Association
75,842	Series 2003-67-SP (-1 x CME Term SOFR 1 Month + 6.99%, 7.10% Cap)	1.66%	(i)(k)	08/20/2033	682
41,926	Series 2008-82-SM (-1 x CME Term SOFR 1 Month + 5.94%, 6.05% Cap)	0.61%	(i)(k)	09/20/2038	909
554,990	Series 2009-32-ZE	4.50%		05/16/2039	539,746
616,487	Series 2009-35-DZ	4.50%		05/20/2039	596,027
600,198	Series 2009-75-GZ	4.50%		09/20/2039	587,860
788,827	Series 2009-75-HZ	5.00%		09/20/2039	775,891
2,026,243	Series 2010-113-SM (-1 x CME Term SOFR 1 Month + 5.94%, 6.05% Cap)	0.61%	(i)(k)	09/20/2040	208,557
4,570,519	Series 2010-115-AF (CME Term SOFR 1 Month + 0.56%, 0.45% Floor, 6.50% Cap)	5.89%		09/20/2040	4,519,770
87,930	Series 2010-25-ZB	4.50%		02/16/2040	85,673
1,107,727	Series 2011-45-GZ	4.50%		03/20/2041	1,084,809
7,458,686	Series 2011-70-QF (CME Term SOFR 1 Month + 0.72%, 0.61% Floor, 6.50% Cap)	6.05%		05/16/2041	7,428,070
3,526,317	Series 2011-71-ZA	4.50%		02/20/2041	3,446,732
2,040,023	Series 2013-117-MS (-1 x CME Term SOFR 1 Month + 6.04%, 6.15% Cap)	0.71%	(i)(k)	02/20/2043	93,809
1,855,515	Series 2013-122-SB (-1 x CME Term SOFR 1 Month + 5.99%, 6.10% Cap)	0.66%	(i)(k)	08/16/2043	182,913
6,750,100	Series 2013-150-FT (CME Term SOFR 1 Month + 0.55%, 0.44% Floor, 6.50% Cap)	5.88%		02/20/2040	6,586,628
2,714,150	Series 2014-102-TS (-1 x CME Term SOFR 1 Month + 5.49%, 5.60% Cap)	0.16%	(i)(k)	07/20/2044	229,366
2,316,206	Series 2014-118-PS (-1 x CME Term SOFR 1 Month + 6.09%, 6.20% Cap)	0.76%	(i)(k)	08/20/2044	253,225
2,026,680	Series 2014-118-SA (-1 x CME Term SOFR 1 Month + 6.09%, 6.20% Cap)	0.76%	(i)(k)	08/20/2044	221,571
5,666,281	Series 2017-52-FH (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 6.50% Cap)	5.79%		04/20/2047	5,542,649
12,411,956	Series 2019-86-FE (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 6.50% Cap)	5.84%		07/20/2049	12,227,775
15,079,894	Series 2020-61-IA	3.00%	(i)	05/20/2050	2,344,074
20,029,595	Series 2020-62-KF (CME Term SOFR 1 Month + 0.46%, 0.35% Floor, 6.50% Cap)	5.79%		05/20/2050	19,543,928
11,090,335	Series 2021-117-ID	3.50%	(i)	06/20/2051	1,910,068
23,443,254	Series 2021-155-UI	4.50%	(i)	09/20/2051	3,341,212
18,756,171	Series 2021-214-IG	2.50%	(i)	12/20/2051	2,540,452
17,826,043	Series 2022-83-GZ	3.00%	(l)	05/20/2052	13,701,237

	Seasoned Credit Risk Transfer Trust
7,498,952	Series 2018-2-HV	3.00%	(b)	11/25/2057	6,574,929
12,993,331	Series 2019-4-M55D	4.00%		02/25/2059	12,075,263

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,579,751,186)				1,436,058,574

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS - 21.6%

600,000,000	United States Treasury Note/Bond	4.75%		11/15/2043	622,593,749
620,000,000	United States Treasury Note/Bond	4.00%		01/31/2029	613,703,125
250,000,000	United States Treasury Note/Bond	4.63%		02/28/2026	249,814,453

	Total US Government and Agency Obligations (Cost $1,477,825,023)				1,486,111,327

COMMON STOCKS - 0.0%(n)
37,440	Flame Aggregator - Series R(d)(o)				316,368
3,720	Flame Aggregator - Series U(d)(o)				31,434
14,854	Intelsat Emergence SA(d)(o)				393,631

	Total Common Stocks (Cost $1,405,753)				741,433

WARRANTS - 0.0%(n)
31,063	Avation PLC, Expires 10/31/2026 at GBP 1.15(o)				5,881

	Total Warrants (Cost $–)				5,881

AFFILIATED MUTUAL FUNDS - 6.4%
12,929,742	DoubleLine Global Bond Fund - Class I(o)				108,480,538
32,972,257	DoubleLine Infrastructure Income Fund - Class I				304,004,213
5,000,000	DoubleLine Long Duration Total Return Bond Fund - Class I				32,900,000

	Total Affiliated Mutual Funds (Cost $504,557,903)				445,384,751

SHORT TERM INVESTMENTS - 2.3%
51,996,608	First American Government Obligations Fund - U	5.26%	(p)		51,996,608
51,996,608	JPMorgan US Government Money Market Fund - IM	5.25%	(p)		51,996,608
51,996,608	MSILF Government Portfolio - Institutional	5.22%	(p)		51,996,608

	Total Short Term Investments (Cost $155,989,824)				155,989,824

	Total Investments 99.5% ($7,513,855,838)				6,871,782,714
	Other Assets in Excess of Liabilities 0.5%				33,496,677

	NET ASSETS 100%				$6,905,279,391

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	43

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.6%
US Government and Agency Mortgage Backed Obligations	20.8%
US Corporate Bonds	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Affiliated Mutual Funds	6.4%
Foreign Corporate Bonds	6.2%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Asset Backed Obligations	3.5%
Collateralized Loan Obligations	3.3%
Bank Loans	3.2%
Short Term Investments	2.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Common Stocks	0.0%	(n)
Warrants	0.0%	(n)
Other Assets and Liabilities	0.5%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.6%
US Government and Agency Mortgage Backed Obligations	20.8%
Non-Agency Residential Collateralized Mortgage Obligations	11.0%
Affiliated Mutual Funds	6.4%
Non-Agency Commercial Mortgage Backed Obligations	5.3%
Banking	3.9%
Asset Backed Obligations	3.5%
Collateralized Loan Obligations	3.3%
Energy	2.4%
Short Term Investments	2.3%
Utilities	1.9%
Technology	1.8%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Healthcare	1.5%
Transportation	1.1%
Finance	0.9%
Telecommunications	0.9%
Mining	0.8%
Media	0.8%
Insurance	0.7%
Real Estate	0.7%
Pharmaceuticals	0.7%
Retailers (other than Food/Drug)	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Automotive	0.5%
Electronics/Electric	0.5%
Commercial Services	0.5%
Food Products	0.4%
Chemicals/Plastics	0.4%
Consumer Products	0.4%
Construction	0.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Aerospace & Defense	0.3%
Industrial Equipment	0.3%
Containers and Glass Products	0.3%
Diversified Manufacturing	0.3%
Pulp & Paper	0.3%
Leisure	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Business Equipment and Services	0.2%
Food Service	0.1%
Chemical Products	0.1%
Environmental Control	0.0%	(n)
Financial Intermediaries	0.0%	(n)
Conglomerates	0.0%	(n)
Other Assets and Liabilities	0.5%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(d)	Value determined using significant unobservable inputs.

(e)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(h)	Perpetual maturity. The date disclosed is the next call date of the security.

(i)	Interest only security

(j)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(m)	Principal only security

(n)	Represents less than 0.05% of net assets.

(o)	Non-income producing security.

(p)	Seven-day yield as of period end.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

GBP	British Pound

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Ultra Bonds	Short	(1,025)	6/18/2024	$(132,225,000)	$1,123,584
10 Year U.S. Ultra Treasury Notes	Short	(500)	6/18/2024	(57,304,688)	(559,679)
U.S. Treasury 2 Year Notes	Long	18,150	6/28/2024	3,711,391,424	(7,890,162)

					$(7,326,257)

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2024 is as follows:

Fund	Value at March 31, 2023	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2024	Change in Unrealized for the Period Ended March 31, 2024	Value at March 31, 2024	Shares Held at March 31, 2024	Dividend Income Earned for the Period Ended March 31, 2024
DoubleLine Infrastructure Income Fund (Class I)	$298,398,929	$—	$—	$—	$5,605,284	$304,004,213	32,972,257	$10,926,500
DoubleLine Global Bond Fund (Class I)	109,385,620	—	—	—	(905,082)	108,480,538	12,929,742	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	35,750,000	—	—	—	(2,850,000)	32,900,000	5,000,000	1,257,559

	$443,534,549	$—	$—	$—	$1,850,202	$445,384,751	50,901,999	$12,184,059

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	45

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS - 7.0%

	Affirm, Inc.
9,155,335	Series 2023-X1-A	7.11	%(a)	11/15/2028	9,199,999
3,750,000	Series 2024-A-A	5.61	%(a)	02/15/2029	3,743,855

	Aligned Data Centers Issuer LLC
6,000,000	Series 2021-1A-A2	1.94	%(a)	08/15/2046	5,458,443

	Amur Equipment Finance Receivables LLC
4,000,000	Series 2021-1A-D	2.30	%(a)	11/22/2027	3,885,514

	Arivo Acceptance Auto Loan Receivables Trust
417,966	Series 2021-1A-A	1.19	%(a)	01/15/2027	414,007

	Bridgecrest Lending Auto Securitization Trust
9,500,000	Series 2024-1-A2	5.82%		09/15/2026	9,498,478

	Business Jet Securities LLC
2,507,436	Series 2021-1A-A	2.16	%(a)	04/15/2036	2,340,664

	CAI International, Inc.
5,093,125	Series 2020-1A-A	2.22	%(a)	09/25/2045	4,617,238

	Castlelake Aircraft Securitization Trust
2,823,778	Series 2019-1A-A	3.97	%(a)	04/15/2039	2,547,253

	College Avenue Student Loans LLC
699,838	Series 2017-A-B	4.50	%(a)	11/26/2046	675,660

	Compass Datacenters LLC
10,000,000	Series 2024-1A-A1	5.25	%(a)	02/25/2049	9,814,480

	Credit Suisse ABS Trust
875,728	Series 2020-AT1-A	2.61	%(a)	10/15/2026	875,713

	Diamond Resorts Owner Trust
1,447,261	Series 2021-1A-C	2.70	%(a)	11/21/2033	1,376,683

	DRB Prime Student Loan Trust
575,810	Series 2017-A-B	3.10	%(a)(b)	05/27/2042	571,056

	Exeter Automobile Receivables Trust
4,074,411	Series 2021-1A-D	1.08%		11/16/2026	3,973,999
10,000,000	Series 2021-1A-E	2.21	%(a)	02/15/2028	9,466,784
9,567,790	Series 2023-5A-A2	6.20%		04/15/2026	9,580,207

	ExteNet LLC
2,490,000	Series 2019-1A-A2	3.20	%(a)	07/25/2049	2,461,968

	Foundation Finance Trust
258,846	Series 2019-1A-A	3.86	%(a)	11/15/2034	257,496

	Genesis Sales Finance Master Trust
10,000,000	Series 2021-AA-C	1.65	%(a)	12/21/2026	9,324,698

	Global Sea Containers Two SRL
3,049,255	Series 2020-1A-A	2.17	%(a)	10/17/2040	2,816,537

	GLS Auto Receivables Trust
11,500,000	Series 2023-4A-A2	6.40	%(a)	12/15/2026	11,537,439

	HERO Funding Trust
738,321	Series 2016-1A-A	4.05	%(a)	09/20/2041	679,951

	Horizon Aircraft Finance Ltd.
15,771,008	Series 2019-2-A	3.43	%(a)	11/15/2039	12,671,075

	Jack in the Box, Inc.
4,379,550	Series 2019-1A-A2II	4.48	%(a)	08/25/2049	4,209,748

	Jimmy Johns LLC
11,334,750	Series 2017-1A-A2II	4.85	%(a)	07/30/2047	10,914,588

	Laurel Road Prime Student Loan Trust
515,396	Series 2017-B-CFX	3.61	%(a)	08/25/2042	484,517

	Lendbuzz Securitization Trust
3,693,647	Series 2022-1A-A	4.22	%(a)	05/17/2027	3,632,722

	Loanpal Solar Loan Ltd.
6,593,666	Series 2020-3GS-A	2.47	%(a)	12/20/2047	5,117,793
4,134,612	Series 2021-1GS-A	2.29	%(a)	01/20/2048	3,326,643

	ME Funding
7,660,000	Series 2019-1-A2	6.45	%(a)	07/30/2049	7,622,624

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	1

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mosaic Solar Loans LLC
610,475	Series 2017-1A-A	4.45	%(a)	06/20/2042	586,915
4,888,473	Series 2020-2A-B	2.21	%(a)	08/20/2046	3,950,910

	Navient Student Loan Trust
3,715,803	Series 2018-A-B	3.68	%(a)	02/18/2042	3,543,284

	Pagaya AI Debt Selection Trust
2,596,035	Series 2021-2-NOTE	3.00	%(a)	01/25/2029	2,531,409
6,412,856	Series 2021-5-B	2.63	%(a)	08/15/2029	6,344,280
8,498,998	Series 2021-5-C	3.93	%(a)	08/15/2029	7,670,584
16,647,798	Series 2022-1-B	3.34	%(a)	10/15/2029	16,226,973
5,404,718	Series 2023-5-A	7.18	%(a)	04/15/2031	5,419,478

	Purewest Funding LLC
6,081,245	Series 2021-1-A1	4.09	%(a)	12/22/2036	5,890,008

	Retained Vantage Data Centers Issuer LLC
5,000,000	Series 2023-1A-A2A	5.00	%(a)	09/15/2048	4,845,130

	Santander Drive Auto Receivables LLC
3,767,195	Series 2020-4-D	1.48%		01/15/2027	3,701,787

	Sapphire Aviation Finance Ltd.
14,280,740	Series 2020-1A-A	3.23	%(a)	03/15/2040	12,581,204

	Sierra Timeshare Conduit Receivables Funding LLC
1,246,985	Series 2021-2A-C	1.95	%(a)	09/20/2038	1,163,109

	SOFI Alternative Trust
5,315,935	Series 2021-1-PT1	9.72	%(a)(b)	05/25/2030	5,263,636
6,944,247	Series 2021-2-A	1.25	%(a)	08/15/2030	6,735,899
11,924,188	Series 2021-3-A	1.50	%(a)	11/15/2030	11,520,912

	Start/Bermuda
2,215,084	Series 2018-1-A	4.09	%(a)	05/15/2043	2,044,452

	Taco Bell Corp.
5,895,000	Series 2021-1A-A2I	1.95	%(a)	08/25/2051	5,340,560

	TAL Advantage LLC
2,909,500	Series 2020-1A-A	2.05	%(a)	09/20/2045	2,648,798

	Theorem Funding Trust
1,384,265	Series 2021-1A-B	1.84	%(a)	12/15/2027	1,381,165

	Thunderbolt Aircraft Lease
8,682,292	Series 2018-A-A	4.15	%(a)(c)	09/15/2038	7,361,672

	TIF Funding LLC
2,882,688	Series 2021-1A-A	1.65	%(a)	02/20/2046	2,507,783

	Upgrade Master Pass-Thru Trust
1,343,541	Series 2021-PT3-A	13.84	%(a)(b)	07/15/2027	1,231,124

	Upstart Pass-Through Trust Series
901,220	Series 2020-ST5-A	3.00	%(a)	12/20/2026	894,706
1,650,625	Series 2020-ST6-A	3.00	%(a)	01/20/2027	1,632,690
743,283	Series 2021-ST3-A	2.00	%(a)	05/20/2027	724,706

	Upstart Securitization Trust
811,358	Series 2021-3-B	1.66	%(a)	07/20/2031	807,189

	Westlake Automobile Receivables Trust
9,600,000	Series 2023-4A-A2	6.23	%(a)	01/15/2027	9,648,668

	Willis Lease Finance Corp.
5,872,969	Series 2020-A-A	3.23	%(a)	03/15/2045	5,290,159

	Total Asset Backed Obligations (Cost $310,458,849)				292,587,022

BANK LOANS - 4.9%

	1011778 BC ULC
6,287,930	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		09/23/2030	6,291,860

	Ali Group North America Corp.
6,843,998	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%)	7.44%		07/23/2029	6,853,648

	American Builders & Contractors Supply Co., Inc.
2,450,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		01/31/2031	2,453,442

2	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	APi Group DE, Inc.
3,515,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		01/03/2029	3,526,723

	Aramark Services T/L B-8 (03/24)- Target 2
383,075	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		06/24/2030	379,244

	Aramark Services, Inc.
694,713	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		01/15/2027	695,320

	Asplundh Tree Expert LLC
7,833,961	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		09/06/2027	7,844,850

	Avantor Funding T/L (03/24)
3,924,480	Senior Secured Term Loan	7.43	%(d)	11/08/2027	3,924,480

	Avantor Funding, Inc.
3,573,823	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%, 0.50% Floor)	7.68%		11/08/2027	3,583,365

	Axalta Coating Systems US Holdings, Inc.
4,191,399	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/20/2029	4,202,610

	Beacon Roofing Supply, Inc.
2,805,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.00%)	7.32%		05/19/2028	2,811,059

	Berry Global, Inc.
7,152,561	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.18%		07/02/2029	7,157,711

	Buckeye Partners LP
1,020,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		11/02/2026	1,023,050

	Calpine Corp.
2,039,660	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		01/31/2031	2,030,522
320,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.00%)	7.33%		01/31/2031	318,416
4,458,840	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/16/2027	4,459,732

	Catalent Pharma Solutions, Inc.
4,380,797	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%, 0.50% Floor)	7.44%		02/22/2028	4,383,535

	Clean Harbors, Inc.
1,890,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 1.75%)	7.19%		10/10/2028	1,895,906

	Connect Finco SARL
428,313	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%		12/11/2026	428,413

	Cyxtera DC Holdings, Inc.
401,916	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%, 1.00% Floor)	10.50	%(e)	05/01/2024	20,632

	Element Solutions, Inc.
3,118,236	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/18/2030	3,124,738

	Energizer Holdings, Inc.
4,325,697	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		12/22/2027	4,328,941

	Flame Newco LLC
107,762	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	101,566
3,318	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	3,127

	FleetCor Technologies Operating Co. LLC
7,250,129	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		05/01/2028	7,252,631

	Flutter Financing BV
8,329,125	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.56%		11/29/2030	8,347,699

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	3

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Focus Financial Partners LLC
3,732,753	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		06/30/2028	3,722,973

	Gen Digital, Inc.
5,527,146	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 0.50% Floor)	7.43%		09/12/2029	5,531,595

	Generac Power Systems, Inc.
383,133	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		12/14/2026	383,313

	Go Daddy Operating Co. LLC
7,809,974	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		11/12/2029	7,814,074

	Grifols Worldwide Operations USA, Inc.
4,740,247	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.15%)	7.46%		11/15/2027	4,600,101

	HB Fuller Co.
2,895,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		02/15/2030	2,905,133

	Hilton Domestic Operating Co., Inc.
2,035,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%)	7.43%		11/08/2030	2,041,532

	ICON Luxembourg SARL
1,201,703	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		07/03/2028	1,206,005
4,823,197	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	7.33%		07/03/2028	4,840,464

	Installed Building Products T/L B (03/24)
920,000	Senior Secured Term Loan	7.33	%(d)	03/21/2031	923,165

	IQVIA, Inc.
6,249,338	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.31%		01/02/2031	6,286,740

	Iron Mountain, Inc.
6,883,653	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		01/02/2026	6,886,510

	KFC Holding Co.
4,586,929	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.86%)	7.19%		03/15/2028	4,590,003

	Lamar Media Corp.
4,879,350	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.60%)	6.93%		02/08/2027	4,879,350

	Lions Gate Capital Holdings LLC
420,532	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%)	7.68%		03/24/2025	420,664

	Maravai Intermediate Holdings LLC
261,449	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.31%		10/19/2027	257,309

	Marriott Ownership Resorts, Inc.
4,770,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.25%)	7.57%		03/17/2031	4,758,075
2,048,872	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		09/02/2025	2,045,798

	Mileage Plus Holdings LLC
1,976,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.73%		06/21/2027	2,037,295

	Nascar Holdings LLC
200,222	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		10/19/2026	201,315

	NRG Energy T/L B (03/24)
5,045,000	Senior Secured Term Loan	7.33	%(d)	03/27/2031	5,041,872

	Reynolds Consumer Products LLC
6,325,164	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		02/04/2027	6,343,476

	Setanta Aircraft Leasing DAC
10,365,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.26%)	7.61%		11/06/2028	10,398,116

4	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SkyMiles IP Ltd.
483,750	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.07%		10/20/2027	499,523

	SMG US Midco 2, Inc.
1,004,125	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%		01/23/2025	1,005,019
370,234	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%		01/23/2025	370,564

	Standard Industries, Inc./NJ
7,144,279	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		09/22/2028	7,155,602

	Trans Union LLC
2,604,940	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 1.85%)	7.18%		11/16/2026	2,606,868

	US Foods, Inc.
1,946,875	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%)	7.44%		09/14/2026	1,953,193

	Vestis Corp.
1,130,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		02/24/2031	1,131,413

	Vistra Operations Co. LLC
6,295,170	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/20/2030	6,296,177

	Walker & Dunlop, Inc.
2,160,275	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.68%		12/18/2028	2,157,575

	WMG Acquisition Corp.
6,316,312	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		01/24/2031	6,316,313

	Wyndham Hotels & Resorts, Inc.
1,213,003	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%)	7.68%		05/28/2030	1,218,691

	Ziggo Financing Partnership
235,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		04/30/2028	231,916

	Total Bank Loans (Cost $205,887,043)				206,500,952

COLLATERALIZED LOAN OBLIGATIONS - 12.9%

	37 Capital CLO
27,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78	%(a)	10/15/2034	27,005,400

	Anchorage Capital CLO Ltd.
23,000,000	Series 2021-19A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.79	%(a)	10/15/2034	23,029,688

	ArrowMark Colorado Holdings
18,223,916	Series 2018-9A-A1 (CME Term SOFR 3 Month + 1.38%, 1.38% Floor)	6.70	%(a)	07/15/2031	18,254,671

	Atlas Senior Loan Fund Ltd.
2,000,000	Series 2018-11A-B (CME Term SOFR 3 Month + 1.91%)	7.24	%(a)	07/26/2031	2,000,793

	Battalion CLO Ltd.
29,500,000	Series 2017-11A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73	%(a)	04/24/2034	29,579,585
10,000,000	Series 2021-20A-A (CME Term SOFR 3 Month + 1.44%, 1.18% Floor)	6.76	%(a)	07/15/2034	10,004,250

	Bridge Street CLO Ltd.
10,500,000	Series 2021-1A-A1A (CME Term SOFR 3 Month + 1.49%, 1.23% Floor)	6.81	%(a)	07/20/2034	10,509,976

	Cathedral Lake CLO Ltd.
9,850,000	Series 2021-7RA-A (CME Term SOFR 3 Month + 1.57%, 1.31% Floor)	6.89	%(a)	01/15/2032	9,872,434

	CBAM Ltd.
4,500,000	Series 2017-2A-AR (CME Term SOFR 3 Month + 1.45%, 1.19% Floor)	6.77	%(a)	07/17/2034	4,504,050

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	5

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFIP CLO Ltd.
10,350,000	Series 2017-1A-AR (CME Term SOFR 3 Month + 1.49%, 1.23% Floor)	6.79%	(a)	10/18/2034	10,364,089

	CIFC Funding Ltd.
1,800,000	Series 2014-5A-BR2 (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	10/17/2031	1,805,269

	CQS US CLO
25,000,000	Series 2021-1A-A (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	01/20/2035	25,073,788
11,000,000	Series 2021-1A-B (CME Term SOFR 3 Month + 2.14%, 1.88% Floor)	7.46%	(a)	01/20/2035	10,983,742

	Dryden Senior Loan Fund
25,000,000	Series 2020-85A-AR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	10/15/2035	24,991,310

	Halcyon Loan Advisors Funding Ltd.
74,745	Series 2013-2A-D (CME Term SOFR 3 Month + 4.06%)	9.37%	(a)(f)	08/01/2025	50,093

	Hayfin US
8,315,232	Series 2018-8A-A (CME Term SOFR 3 Month + 1.38%, 1.12% Floor)	6.70%	(a)	04/20/2031	8,317,840
6,500,000	Series 2018-8A-B (CME Term SOFR 3 Month + 1.74%, 1.48% Floor)	7.06%	(a)	04/20/2031	6,503,520

	Jamestown CLO Ltd.
15,000,000	Series 2016-9A-A1RR (CME Term SOFR 3 Month + 1.50%, 1.24% Floor)	6.83%	(a)	07/25/2034	14,993,946

	LCM LP
9,536,869	Series 17A-A2RR (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	10/15/2031	9,530,139

	Logan CLO
14,000,000	Series 2022-1A-B (CME Term SOFR 3 Month + 2.05%, 2.05% Floor)	7.37%	(a)	04/21/2035	14,033,909

	Madison Park Funding Ltd.
3,000,000	Series 2017-26A-BR (CME Term SOFR 3 Month + 1.86%)	7.18%	(a)	07/29/2030	3,002,499

	Marble Point CLO
29,500,000	Series 2020-1A-A (CME Term SOFR 3 Month + 1.56%, 1.30% Floor)	6.88%	(a)	04/20/2033	29,476,701
25,000,000	Series 2021-2A-A (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.79%	(a)	07/25/2034	24,993,788
23,000,000	Series 2021-3A-A1 (CME Term SOFR 3 Month + 1.50%, 1.24% Floor)	6.82%	(a)	10/17/2034	22,977,064

	MKS CLO Ltd.
9,089,087	Series 2017-1A-AR (CME Term SOFR 3 Month + 1.26%, 1.00% Floor)	6.58%	(a)	07/20/2030	9,095,945
4,230,640	Series 2017-2A-A (CME Term SOFR 3 Month + 1.45%, 1.19% Floor)	6.77%	(a)	01/20/2031	4,233,500

	MP CLO Ltd.
10,000,000	Series 2015-2A-ARR (CME Term SOFR 3 Month + 1.46%, 1.20% Floor)	6.78%	(a)	04/28/2034	10,015,101

	Nassau Global Credit LLC
20,728,857	Series 2018-IA-A (CME Term SOFR 3 Month + 1.41%)	6.73%	(a)	07/15/2031	20,727,802

	OFSI Fund Ltd.
9,232,420	Series 2018-1A-A (CME Term SOFR 3 Month + 1.41%, 1.15% Floor)	6.73%	(a)	07/15/2031	9,250,222

	Sandstone Peak Ltd.
14,000,000	Series 2021-1A-A1 (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	10/15/2034	14,002,800

	Sound Point CLO Ltd.
25,000,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/15/2034	24,941,640

	Steele Creek CLO Ltd.
11,000,000	Series 2019-1A-BR (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	04/15/2032	10,970,647
18,000,000	Series 2019-2A-AR (CME Term SOFR 3 Month + 1.43%, 1.17% Floor)	6.75%	(a)	07/15/2032	18,035,915
9,000,000	Series 2019-2A-BR (CME Term SOFR 3 Month + 2.11%, 1.85% Floor)	7.43%	(a)	07/15/2032	9,003,725

6	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trimaran CAVU LLC
20,000,000	Series 2021-3A-A (CME Term SOFR 3 Month + 1.47%, 1.21% Floor)	6.77%	(a)	01/18/2035	20,043,584

	Venture CDO Ltd.
9,973,743	Series 2018-34A-A (CME Term SOFR 3 Month + 1.49%, 1.23% Floor)	6.81%	(a)	10/15/2031	9,963,769

	Wellfleet CLO Ltd.
15,990,000	Series 2020-2A-AR (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	07/15/2034	15,980,718

	Whitebox CLO Ltd.
25,000,000	Series 2021-3A-A1 (CME Term SOFR 3 Month + 1.48%, 1.22% Floor)	6.80%	(a)	10/15/2034	25,009,038

	Total Collateralized Loan Obligations (Cost $542,563,286)				543,132,950

FOREIGN CORPORATE BONDS—5.1%
1,509,300	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	1,287,758
324,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	320,860
3,300,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	3,031,406
1,600,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	1,505,095
2,100,000	Adaro Indonesia PT	4.25%		10/31/2024	2,073,640
3,309,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.45%	(a)	04/15/2027	3,398,805
3,877,494	AI Candelaria Spain SA	7.50%		12/15/2028	3,800,375
535,000	Algonquin Power & Utilities Corp.	5.37%	(c)	06/15/2026	532,263
650,000	AngloGold Ashanti Holdings PLC	3.38%		11/01/2028	585,479
3,585,000	Avolon Holdings Funding Ltd.	2.13%	(a)	02/21/2026	3,341,591
4,150,000	BAE Systems PLC	5.00%	(a)	03/26/2027	4,142,754
3,100,000	Banco Bilbao Vizcaya Argentaria Colombia SA	4.88%		04/21/2025	3,047,362
1,850,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	1,745,487
1,850,000	Banco Continental SAECA	2.75%		12/10/2025	1,745,487
2,400,000	Banco de Bogota SA	6.25%		05/12/2026	2,401,029
100,000	Banco de Credito del Peru SA	5.85%	(a)	01/11/2029	101,225
200,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	184,852
5,700,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	5,268,295
1,200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa	4.38%		04/11/2027	1,157,461
1,350,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	1,294,299
4,250,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,084,693
1,700,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	7.53%		10/01/2028	1,769,355
1,800,000	Bancolombia SA (5 Year CMT Rate + 2.93%)	6.91%		10/18/2027	1,809,184
3,580,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	3,491,984
1,805,000	Bank of Montreal	1.50%		01/10/2025	1,751,943
1,715,000	Bank of Nova Scotia/The	4.75%		02/02/2026	1,703,040
2,080,000	BAT Capital Corp.	2.79%		09/06/2024	2,053,967
1,485,000	BAT International Finance PLC	1.67%		03/25/2026	1,383,091
3,730,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,698,075
800,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	743,992
200,000	Bharti Airtel Ltd.	4.38%		06/10/2025	196,789
2,715,000	BHP Billiton Finance USA Ltd.	5.25%		09/08/2026	2,731,918
1,705,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.62%)	5.96%	(a)	08/11/2025	1,711,885
3,505,000	BPCE SA	2.38%	(a)	01/14/2025	3,413,214
4,800,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	4,817,449

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	7

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
600,000	BRF GmbH	4.35%		09/29/2026	570,692
1,000,000	Camposol SA	6.00%		02/03/2027	771,851
2,125,000	Canadian Imperial Bank of Commerce	3.95%		08/04/2025	2,087,659
3,416,000	Canadian Pacific Railway Co.	1.35%		12/02/2024	3,322,132
700,000	Cencosud SA	5.15%		02/12/2025	695,949
5,545,580	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	4,361,600
400,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	386,153
3,307,000	Commonwealth Bank of Australia (US Secured Overnight Financing Rate + 0.40%)	5.75%	(a)	07/07/2025	3,310,061
3,000,000	Cosan Luxembourg SA	7.00%		01/20/2027	3,022,270
2,000,000	Credicorp Ltd.	2.75%		06/17/2025	1,925,887
2,095,000	Daimler Truck Finance North America LLC	1.63%	(a)	12/13/2024	2,038,599
1,400,000	Daimler Truck Finance North America LLC	5.15%	(a)	01/16/2026	1,395,476
4,500,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	4,189,614
199,263	Digicel Group Holdings Ltd.	0.00%	(a)(f)	12/31/2030	2,288
2,031	Digicel Group Holdings Ltd.	0.00%	(a)(f)	12/31/2030	1,641
58,645	Digicel Group Holdings Ltd.	0.00%	(a)(f)	12/31/2030	54,154
293,954	Digicel Group Holdings Ltd.	0.00%	(a)(f)	12/31/2030	45,415
1,055,902	Empresa Electrica Angamos SA	4.88%		05/25/2029	956,990
1,782,620	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,726,937
3,406,000	Enbridge, Inc.	2.50%		02/14/2025	3,318,287
2,202,941	Fenix Power Peru SA	4.32%		09/20/2027	2,122,809
2,000,000	Freeport Indonesia PT	4.76%		04/14/2027	1,957,766
950,000	Freeport Indonesia PT	4.76%	(a)	04/14/2027	929,939
4,500,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	4,308,223
1,939,800	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	1,821,826
3,351,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	3,297,573
110,000	Glencore Funding LLC	1.63%	(a)	09/01/2025	104,154
2,680,000	Glencore Funding LLC (Secured Overnight Financing Rate + 1.06%)	6.41%	(a)	04/04/2027	2,681,641
1,500,000	Global Bank Corp. (3 Month LIBOR USD + 3.30%)	5.25%	(g)	04/16/2029	1,380,549
2,375,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	2,367,585
2,000,000	Grupo de Inversiones Suramericana SA	5.50%		04/29/2026	1,961,360
2,698,889	Guara Norte SARL	5.20%		06/15/2034	2,464,544
316,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru	6.38%	(a)	06/01/2028	313,049
1,000,000	Industrias Penoles SAB de CV	4.15%		09/12/2029	935,839
2,836,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,777,696
295,655	Interoceanica IV Finance Ltd. Series 2007	0.00%		11/30/2025	279,025
35,034	Invepar Holdings	0.00%	(e)(f)	12/30/2028	—
3,000,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	2,868,080
1,012,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	3.00%		02/02/2029	896,789
1,850,000	JDE Peet’s NV	0.80%	(a)	09/24/2024	1,804,404
644,000	JSW Hydro Energy Ltd.	4.13%		05/18/2031	571,335
1,386,592	LLPL Capital Pte Ltd.	6.88%		02/04/2039	1,388,339
1,690,000	Macquarie Bank Ltd. (US Secured Overnight Financing Rate + 1.20%)	6.55%	(a)	12/07/2026	1,708,432
3,315,000	Magna International, Inc.	5.05%		03/14/2029	3,315,828
400,000	MEGlobal Canada ULC	5.00%		05/18/2025	395,466
4,400,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	4,350,130
600,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	582,036
1,500,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	1,455,091
1,453,876	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	1,432,414
810,000	Millicom International Cellular SA	6.63%		10/15/2026	807,007
2,565,000	Millicom International Cellular SA	5.13%		01/15/2028	2,435,092
4,370,060	Minejesa Capital BV	4.63%		08/10/2030	4,158,455
1,227,000	Minerva Luxembourg SA	5.88%		01/19/2028	1,187,908
4,245,000	Mitsubishi UFJ Financial Group, Inc.	3.78%		03/02/2025	4,181,923

8	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,715,000	Mizuho Financial Group, Inc. (US Secured Overnight Financing Rate + 0.96%)	6.30%		05/22/2026	1,721,776
691,718	Mong Duong Finance Holdings BV	5.13%		05/07/2029	661,818
800,000	Multibank, Inc.	7.75%	(a)	02/03/2028	808,042
2,580,352	MV24 Capital BV	6.75%		06/01/2034	2,429,933
2,800,000	NBM US Holdings, Inc.	7.00%		05/14/2026	2,812,930
2,750,000	Nutrien Ltd.	4.90%		03/27/2028	2,736,948
1,750,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	4.40%		06/01/2027	1,716,536
1,993,000	Orazul Energy Peru SA	5.63%		04/28/2027	1,889,045
200,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	189,110
4,500,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	4,254,967
629,489	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	629,156
1,725,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	5.87%		01/20/2026	1,725,117
1,650,000	Sasol Financing USA LLC	4.38%		09/18/2026	1,561,809
3,300,000	Sociedad Quimica y Minera de Chile SA	4.38%		01/28/2025	3,260,611
700,000	Southern Copper Corp.	3.88%		04/23/2025	686,513
1,200,000	St Marys Cement, Inc. Canada	5.75%		01/28/2027	1,208,100
1,980,000	Suzano International Finance BV	4.00%		01/14/2025	1,951,053
1,500,000	Telefonica Celular del Paraguay SA	5.88%		04/15/2027	1,459,014
1,679,000	Toronto-Dominion Bank/The	0.70%		09/10/2024	1,644,460
700,000	Transportadora de Gas del Peru SA	4.25%		04/30/2028	681,261
4,700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	4,364,382
188,000	Vedanta Resources Ltd.	13.88%		12/09/2028	164,704
2,520,000	Westpac Banking Corp. (US Secured Overnight Financing Rate + 0.72%)	6.06%		11/17/2025	2,530,016

	Total Foreign Corporate Bonds (Cost $218,136,408)				214,839,365

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS—0.7%

3,200,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	2,898,557
1,058,643	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	778,270
4,500,000	Colombia Government International Bond	4.50%		01/28/2026	4,409,031
2,850,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(g)	07/15/2029	2,847,634
400,000	Dominican Republic International Bond	5.50%		01/27/2025	398,000
2,200,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	2,173,420
2,000,000	Korea Development Bank/The	1.00%		09/09/2026	1,821,125
300,000	Korea Development Bank/The	0.80%		04/27/2026	275,980
2,300,000	Korea Hydro & Nuclear Power Co. Ltd.	1.25%	(a)	04/27/2026	2,121,727
1,000,000	Korea Southern Power Co. Ltd.	0.75%	(a)	01/27/2026	922,855
655,135	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	650,445
700,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	674,689
200,000	Paraguay Government International Bond	4.70%		03/27/2027	195,077
700,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.13%		05/15/2027	674,845
1,500,000	Petrobras Global Finance BV	7.38%		01/17/2027	1,560,358
1,500,000	Republic of South Africa Government International Bond	4.88%		04/14/2026	1,462,641
4,500,000	TNB Global Ventures Capital Bhd	3.24%		10/19/2026	4,282,533

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $29,176,564)				28,147,187

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	9

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS—11.6%

	Alen Mortgage Trust
2,000,000	Series 2021-ACEN-B (CME Term SOFR 1 Month + 1.76%, 1.65% Floor)	7.09%	(a)	04/15/2034	1,701,221

	Arbor Multifamily Mortgage Securities Trust
112,582,199	Series 2021-MF2-XA	1.11%	(a)(b)(h)	06/15/2054	6,564,859

	Arbor Realty Trust, Inc.
40,902,000	Series 2020-MF1-XD	0.55%	(a)(b)(h)	05/15/2053	1,117,009
6,610,000	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.18%, 1.18% Floor)	6.51%	(a)	08/15/2034	6,582,714

	AREIT Trust
12,000,000	Series 2019-CRE3-C (CME Term SOFR 1 Month + 2.01%, 2.01% Floor)	7.34%	(a)	09/14/2036	11,419,512
1,251,000	Series 2019-CRE3-D (CME Term SOFR 1 Month + 2.76%, 2.76% Floor)	8.09%	(a)	09/14/2036	1,167,286
2,878,921	Series 2022-CRE6-A (US 30 Day Average Secured Overnight Financing Rate + 1.25%, 1.25% Floor)	6.57%	(a)	01/20/2037	2,870,016

	BBCMS Trust
15,176,000	Series 2018-TALL-F (CME Term SOFR 1 Month + 3.43%, 3.39% Floor)	8.76%	(a)	03/15/2037	9,909,934
11,001,000	Series 2019-BWAY-E (CME Term SOFR 1 Month + 2.96%, 2.85% Floor)	8.29%	(a)	11/15/2034	1,039,479
29,456,500	Series 2021-C10-XB	1.02%	(b)(h)	07/15/2054	1,797,639
21,205,000	Series 2021-C10-XD	1.70%	(a)(b)(h)	07/15/2054	1,977,411

	BB-UBS Trust
6,312,892	Series 2012-TFT-TE	3.56%	(a)(b)(f)	06/05/2030	5,235,607

	BDS Ltd.
7,710,071	Series 2021-FL10-A (CME Term SOFR 1 Month + 1.46%, 1.46% Floor)	6.79%	(a)	12/16/2036	7,659,123
1,200,462	Series 2021-FL8-A (CME Term SOFR 1 Month + 1.03%, 0.92% Floor)	6.36%	(a)	01/18/2036	1,200,236
5,006,751	Series 2021-FL9-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	11/16/2038	4,973,952

	Benchmark Mortgage Trust
157,277,074	Series 2020-IG1-XA	0.51%	(b)(h)	09/15/2043	3,352,518

	BHMS Mortgage Trust
165,041,500	Series 2018-ATLS-XCP	0.00%	(a)(b)(h)	07/15/2035	1,650

	BPR Trust
3,000,000	Series 2021-TY-C (CME Term SOFR 1 Month + 1.81%, 1.70% Floor)	7.14%	(a)	09/15/2038	2,967,008

	BRSP Ltd.
9,244,561	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.26%, 1.15% Floor)	6.59%	(a)	08/19/2038	9,143,768
13,968,000	Series 2021-FL1-AS (CME Term SOFR 1 Month + 1.71%, 1.60% Floor)	7.04%	(a)	08/19/2038	13,663,888

	BSPRT Co.-Issuer LLC
1,939,358	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	03/15/2036	1,927,540
8,926,265	Series 2022-FL8-A (US 30 Day Average Secured Overnight Financing Rate + 1.50%, 1.50% Floor)	6.82%	(a)	02/15/2037	8,893,334

	BX Trust
7,904,690	Series 2020-VKNG-A (CME Term SOFR 1 Month + 1.04%, 0.93% Floor)	6.37%	(a)	10/15/2037	7,895,654

	Carbon Capital VI Commercial Mortgage Trust
6,029,069	Series 2019-FL2-B (CME Term SOFR 1 Month + 2.96%, 2.85% Floor)	8.29%	(a)	10/15/2035	5,460,160

	CFCRE Commercial Mortgage Trust
18,611,212	Series 2016-C4-XA	1.60%	(b)(h)	05/10/2058	421,166
16,201,000	Series 2017-C8-XB	0.89%	(b)(h)	06/15/2050	393,673

	Citigroup Commercial Mortgage Trust
6,438,953	Series 2014-GC25-XA	0.94%	(b)(h)	10/10/2047	7,331
4,305,849	Series 2015-GC27-XA	1.30%	(b)(h)	02/10/2048	28,958
10,750,000	Series 2015-GC31-C	4.03%	(b)	06/10/2048	7,707,782
17,242,345	Series 2016-GC36-XA	1.21%	(b)(h)	02/10/2049	290,551
3,096,000	Series 2016-P3-A4	3.33%		04/15/2049	2,952,180
11,211,966	Series 2016-P3-XA	1.65%	(b)(h)	04/15/2049	227,210
2,519,000	Series 2016-P4-B	3.38%		07/10/2049	2,299,681

10	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust (Cont.)
11,734,691	Series 2016-P4-XA	1.88%	(b)(h)	07/10/2049	363,800
10,900,406	Series 2017-P7-XA	1.08%	(b)(h)	04/14/2050	274,733

	Citigroup/Deutsche Bank Commercial Mortgage Trust
16,064,130	Series 2016-C1-XA	1.36%	(b)(h)	05/10/2049	305,993
43,948,038	Series 2017-CD3-XA	0.95%	(b)(h)	02/10/2050	884,841
52,382,313	Series 2017-CD4-XA	1.22%	(b)(h)	05/10/2050	1,479,842
2,950,000	Series 2017-CD6-C	4.23%	(b)	11/13/2050	2,417,475

	CLNC Ltd.
19,958,000	Series 2019-FL1-D (CME Term SOFR 1 Month + 3.01%, 2.90% Floor)	8.34%	(a)	08/20/2035	19,139,322

	Commercial Mortgage Pass Through Certificates
2,399,715	Series 2013-CR12-XA	0.56%	(b)(h)	10/10/2046	156
992,348	Series 2014-CR17-XA	0.77%	(b)(h)	05/10/2047	75
4,281,936	Series 2014-UBS5-A3	3.57%		09/10/2047	4,260,430
14,382,839	Series 2015-CR22-XA	0.81%	(b)(h)	03/10/2048	59,843
29,571,752	Series 2015-CR25-XA	0.79%	(b)(h)	08/10/2048	234,670
33,739,442	Series 2015-CR27-XA	0.90%	(b)(h)	10/10/2048	336,973
7,241,523	Series 2015-DC1-XA	0.93%	(b)(h)	02/10/2048	29,102
4,978,000	Series 2015-LC21-B	4.32%	(b)	07/10/2048	4,791,675
38,660,631	Series 2015-LC21-XA	0.62%	(b)(h)	07/10/2048	196,330
12,410,891	Series 2016-DC2-XA	0.91%	(b)(h)	02/10/2049	152,563
11,396,000	Series 2018-HCLV-D (CME Term SOFR 1 Month + 2.47%, 2.18% Floor)	7.80%	(a)	09/15/2033	7,981,981

	Computershare Corporate Trust
540,000	Series 2014-LC18-B	3.96%		12/15/2047	526,336
8,728,684	Series 2015-C27-XA	0.81%	(b)(h)	02/15/2048	34,269
47,764,658	Series 2015-C30-XA	0.87%	(b)(h)	09/15/2058	420,917
22,413,468	Series 2015-NXS2-XA	0.58%	(b)(h)	07/15/2058	109,064
10,114,630	Series 2016-C33-XA	1.56%	(b)(h)	03/15/2059	230,380
20,592,624	Series 2016-NXS6-XA	1.59%	(b)(h)	11/15/2049	545,048
65,768,635	Series 2017-C38-XA	0.93%	(b)(h)	07/15/2050	1,493,316
21,665,889	Series 2019-C52-XA	1.59%	(b)(h)	08/15/2052	1,296,758
62,379,774	Series 2021-C59-XA	1.52%	(b)(h)	04/15/2054	4,623,820
5,250,000	Series 2022-ONL-A	3.86%	(a)	12/15/2039	4,904,459

	Credit Suisse Mortgage Capital Certificates
9,873,828	Series 2014-USA-X1	0.54%	(a)(b)(h)	09/15/2037	44,994
2,274,342	Series 2019-ICE4-A (CME Term SOFR 1 Month + 1.03%, 0.98% Floor)	6.35%	(a)	05/15/2036	2,274,421
3,350,000	Series 2021-ADV-C (CME Term SOFR 1 Month + 2.41%, 2.30% Floor)	7.74%	(a)	07/15/2038	2,173,104

	Cross Harbor Capital Partners
3,000,000	Series 2021-FL1-AS (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	02/15/2038	2,975,325

	CSAIL Commercial Mortgage Trust
24,861,974	Series 2015-C1-XA	0.80%	(b)(h)	04/15/2050	65,389
2,847,424	Series 2016-C6-XA	1.86%	(b)(h)	01/15/2049	76,707
122,348,900	Series 2021-C20-XA	0.99%	(b)(h)	03/15/2054	6,122,767

	FS Rialto
8,551,933	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.33%, 1.33% Floor)	6.66%	(a)	05/16/2038	8,471,784
3,039,252	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	11/16/2036	3,033,964

	Granite Point Mortgage Trust, Inc.
3,507,848	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	07/16/2035	3,469,444
5,858,393	Series 2021-FL4-A (CME Term SOFR 1 Month + 1.46%, 1.35% Floor)	6.79%	(a)	12/15/2036	5,740,944

	Great Wolf Trust
8,770,000	Series 2024-WOLF-A (CME Term SOFR 1 Month + 1.54%, 1.54% Floor)	6.84%	(a)	03/15/2039	8,797,852

	Greystone Commercial Real Estate Notes
4,580,000	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.13%, 1.02% Floor)	6.46%	(a)	07/15/2039	4,558,071
10,700,000	Series 2021-FL3-C (CME Term SOFR 1 Month + 2.11%, 2.00% Floor)	7.44%	(a)	07/15/2039	10,163,684

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	11

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corp. II
3,032,659	Series 2014-GC24-XA	0.67%	(b)(h)	09/10/2047	1,854
28,002,402	Series 2015-GC32-XA	0.68%	(b)(h)	07/10/2048	185,401
8,340,914	Series 2015-GS1-XA	0.75%	(b)(h)	11/10/2048	79,574
14,009,246	Series 2016-GS2-XA	1.73%	(b)(h)	05/10/2049	360,822
24,247,487	Series 2016-GS3-XA	1.19%	(b)(h)	10/10/2049	532,116
2,314,000	Series 2018-GS10-WLSD	4.74%	(a)(b)	03/10/2033	2,023,942
2,893,000	Series 2018-GS10-WLSE	4.74%	(a)(b)	03/10/2033	2,475,599
5,000,000	Series 2018-TWR-E (CME Term SOFR 1 Month + 2.40%, 2.10% Floor)	7.72%	(a)	07/15/2031	1,575,000
5,000,000	Series 2018-TWR-F (CME Term SOFR 1 Month + 3.10%, 2.80% Floor)	8.42%	(a)	07/15/2031	1,023,750
5,000,000	Series 2018-TWR-G (CME Term SOFR 1 Month + 4.22%, 3.93% Floor)	9.55%	(a)	07/15/2031	210,000

	GSCG Trust
14,505,000	Series 2019-600C-E	3.99%	(a)(b)(f)	09/06/2034	1,492,855

	JP Morgan Chase Commercial Mortgage Securities
6,339,000	Series 2014-C20-B	4.40%	(b)	07/15/2047	6,008,578
13,689,427	Series 2015-JP1-XA	0.88%	(b)(h)	01/15/2049	158,589
30,749,302	Series 2016-JP4-XA	0.57%	(b)(h)	12/15/2049	355,831
336,000	Series 2018-WPT-CFX	4.95%	(a)	07/05/2033	273,902
4,216,000	Series 2019-UES-C	4.34%	(a)	05/05/2032	4,196,729
4,314,000	Series 2019-UES-D	4.45%	(a)(b)	05/05/2032	4,290,950
5,040,000	Series 2019-UES-E	4.45%	(a)(b)	05/05/2032	5,008,767
5,287,000	Series 2019-UES-F	4.45%	(a)(b)	05/05/2032	5,249,743
5,775,000	Series 2019-UES-G	4.45%	(a)(b)	05/05/2032	5,722,159
11,575,000	Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	5,502,525
6,153,490	Series 2022-NLP-A (CME Term SOFR 1 Month + 0.60%, 0.60% Floor)	5.92%	(a)	04/15/2037	5,886,146

	JPMBB Commercial Mortgage Securities Trust
824,247	Series 2014-C18-XA	0.39%	(b)(h)	02/15/2047	35
500,000	Series 2014-C23-C	4.48%	(b)	09/15/2047	482,661
15,550,816	Series 2014-C25-XA	0.79%	(b)(h)	11/15/2047	26,897
5,287,890	Series 2015-C27-D	3.80%	(a)(b)	02/15/2048	2,836,820
12,593,504	Series 2015-C29-XA	0.54%	(b)(h)	05/15/2048	53,331
21,077,236	Series 2015-C30-XA	0.42%	(b)(h)	07/15/2048	87,237
8,737,239	Series 2015-C31-XA	0.80%	(b)(h)	08/15/2048	73,562
13,678,127	Series 2015-C32-XA	1.09%	(b)(h)	11/15/2048	118,293
5,380,000	Series 2015-C33-AS	4.02%		12/15/2048	5,142,095

	KREF
6,730,000	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	02/15/2039	6,628,559
7,942,000	Series 2021-FL2-B (CME Term SOFR 1 Month + 1.76%, 1.65% Floor)	7.09%	(a)	02/15/2039	7,561,848
3,506,000	Series 2022-FL3-A (CME Term SOFR 1 Month + 1.45%, 1.45% Floor)	6.78%	(a)	02/17/2039	3,489,567

	Ladder Capital Commercial Mortgage Securities LLC
10,000,000	Series 2017-LC26-C	4.71%	(a)	07/12/2050	8,599,501
6,367,000	Series 2021-FL3-AS (CME Term SOFR 1 Month + 1.91%, 1.91% Floor)	7.24%	(a)	11/15/2038	6,234,363
2,400,000	Series 2021-FL3-B (CME Term SOFR 1 Month + 2.31%, 2.31% Floor)	7.64%	(a)	11/15/2038	2,329,560

	LoanCore
5,236,693	Series 2021-CRE5-A (CME Term SOFR 1 Month + 1.41%, 1.41% Floor)	6.74%	(a)	07/15/2036	5,212,882
9,403,149	Series 2021-CRE6-A (CME Term SOFR 1 Month + 1.41%, 1.30% Floor)	6.74%	(a)	11/15/2038	9,356,838
5,734,201	Series 2022-CRE7-A (US 30 Day Average Secured Overnight Financing Rate + 1.55%, 1.55% Floor)	6.87%	(a)	01/17/2037	5,729,029

	LSTAR Commercial Mortgage Trust
6,031,719	Series 2016-4-XA	1.66%	(a)(b)(h)	03/10/2049	65,305
60,350,277	Series 2017-5-X	0.83%	(a)(b)(h)	03/10/2050	902,134

12	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lument Finance Trust, Inc.
8,719,096	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.28%, 1.28% Floor)	6.61%	(a)	06/15/2039	8,682,895

	MF1 Multifamily Housing Mortgage Loan Trust
1,480,750	Series 2021-FL6-A (CME Term SOFR 1 Month + 1.21%, 1.10% Floor)	6.54%	(a)	07/16/2036	1,473,937
3,016,982	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.19%, 1.08% Floor)	6.52%	(a)	10/16/2036	3,002,374
3,780,327	Series 2022-FL8-A (CME Term SOFR 1 Month + 1.35%, 1.35% Floor)	6.68%	(a)	02/19/2037	3,758,710
12,550,000	Series 2022-FL8-AS (CME Term SOFR 1 Month + 1.75%, 1.75% Floor)	7.08%	(a)	02/19/2037	12,361,340

	MFT Trust
8,933,000	Series 2020-ABC-D	3.48%	(a)(b)	02/10/2042	4,746,625

	Morgan Stanley Bank of America Merrill Lynch Trust
9,732,681	Series 2012-CKSV-CK	4.17%	(a)(b)	10/15/2030	5,947,957
500,000	Series 2014-C18-C	4.46%	(b)	10/15/2047	482,854
7,513,000	Series 2015-C23-AS	4.00%	(b)	07/15/2050	7,288,425
15,880,411	Series 2016-C28-XA-XA	1.14%	(b)(h)	01/15/2049	229,423

	Morgan Stanley Capital I, Inc.
711,000	Series 2019-NUGS-F (CME Term SOFR 1 Month + 2.96%, 4.34% Floor)	8.28%	(a)(f)	12/15/2036	119,487
13,327,000	Series 2019-PLND-E (CME Term SOFR 1 Month + 2.26%, 2.15% Floor)	7.59%	(a)	05/15/2036	9,319,995
1,331,000	Series 2019-PLND-F (CME Term SOFR 1 Month + 2.91%, 2.80% Floor)	8.24%	(a)	05/15/2036	624,681

	Natixis Commercial Mortgage Securities Trust
9,940,000	Series 2018-FL1-C (Prime Rate + 0.00%)	8.50%	(a)	06/15/2035	4,161,652
8,191,000	Series 2020-2PAC-AMZ1	3.50%	(a)(b)	01/15/2037	6,875,469
4,742,000	Series 2020-2PAC-AMZ2	3.50%	(a)(b)	01/15/2037	3,698,139

	OPG Trust
4,937,649	Series 2021-PORT-A (CME Term SOFR 1 Month + 0.60%, 0.48% Floor)	5.92%	(a)	10/15/2036	4,876,136

	Ready Capital Corp.
3,436,996	Series 2021-FL7-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	11/25/2036	3,431,988

	SFO Commercial Mortgage Trust
1,500,000	Series 2021-555-C (CME Term SOFR 1 Month + 1.91%, 1.80% Floor)	7.24%	(a)	05/15/2038	1,407,268

	SLG Office Trust
168,062,650	Series 2021-OVA-X	0.26%	(a)(b)(h)	07/15/2041	2,435,950

	Starwood Property Mortgage Trust
459,000	Series 2019-FL1-C (CME Term SOFR 1 Month + 2.06%, 2.06% Floor)	7.39%	(a)	07/15/2038	440,047
8,744,000	Series 2019-FL1-D (CME Term SOFR 1 Month + 2.46%, 2.46% Floor)	7.79%	(a)	07/15/2038	8,235,178
5,686,099	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.31%, 1.20% Floor)	6.64%	(a)	04/18/2038	5,618,776

	TPG Real Estate Finance Issuer Ltd.
11,630,000	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.65%, 1.65% Floor)	6.97%	(a)	02/15/2039	11,572,327

	UBS Commercial Mortgage Trust
1,500,000	Series 2017-C4-C	4.53%	(b)	10/15/2050	1,292,452
65,981,920	Series 2018-C13-XA	0.76%	(b)(h)	10/15/2051	1,774,095
6,009,000	Series 2018-C8-C	4.68%	(b)	02/15/2051	5,174,573
1,067,000	Series 2018-C9-C	4.95%	(b)	03/15/2051	766,384

	VMC Finance LLC
1,977,007	Series 2022-FL5-A (US 30 Day Average Secured Overnight Financing Rate + 1.90%, 1.90% Floor)	7.22%	(a)	02/18/2039	1,944,835

	WF-RBS Commercial Mortgage Trust
5,544,288	Series 2014-C21-XA	0.97%	(b)(h)	08/15/2047	3,072

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $632,068,131)				487,205,064

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	13

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS—10.4%

	ACE Securities Corp.
4,659,832	Series 2006-CW1-A2D (CME Term SOFR 1 Month + 0.63%, 0.52% Floor)	5.96%		07/25/2036	3,753,888
7,041,555	Series 2007-WM1-A2B (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		11/25/2036	2,933,917

	Adjustable Rate Mortgage Trust
4,569,992	Series 2006-1-6A1 (CME Term SOFR 1 Month + 0.37%, 0.26% Floor)	5.70%		03/25/2036	2,630,262

	AJAX Mortgage Loan Trust
3,866,601	Series 2021-C-A	2.12%	(a)(c)	01/25/2061	3,760,472

	American Home Mortgage Investment Trust
2,110,989	Series 2004-2-M1 (CME Term SOFR 1 Month + 1.01%, 0.90% Floor, 11.00% Cap)	6.34%		02/25/2044	1,928,864

	Angel Oak Mortgage Trust LLC
2,156,208	Series 2020-2-A1A	2.53%	(a)(b)	01/26/2065	1,999,940
395,909	Series 2020-6-A3	1.78%	(a)(b)	05/25/2065	354,914
7,139,793	Series 2021-7-A1	1.98%	(a)(b)	10/25/2066	5,994,714

	Arroyo Mortgage Trust
905,171	Series 2019-1-A1	3.81%	(a)(b)	01/25/2049	862,863
496,576	Series 2019-2-A2	3.50%	(a)(b)	04/25/2049	464,710
3,814,235	Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	3,543,287

	Banc of America Funding Corp.
977,462	Series 2006-7-T2A1-T2A1	5.88%	(b)	10/25/2036	829,532
9,708,242	Series 2015-R2-4A2 (CME Term SOFR 1 Month + 0.28%, 0.17% Floor)	3.97%	(a)(f)	09/29/2036	7,193,119
1,947,375	Series 2015-R2-9A2	4.83%	(a)(d)	03/27/2036	1,586,308

	Banc of America Mortgage Securities, Inc.
986,184	Series 2005-I-2A5	4.68%	(b)	10/25/2035	906,054
2,274,920	Series 2007-3-1A1	6.00%		09/25/2037	1,830,505

	BCAP LLC Trust
6,711,985	Series 2009-RR4-7A2	6.00%	(a)(b)	03/26/2037	2,477,557
1,285,134	Series 2012-RR1-3A4	6.37%	(a)(b)(f)	10/26/2035	829,293

	BRAVO Residential Funding Trust
14,881,543	Series 2021-B-A1	5.12%	(a)(c)	04/01/2069	14,701,956
2,173,870	Series 2021-NQM2-A3	1.44%	(a)(b)	03/25/2060	2,017,139
8,122,862	Series 2022-RPL1-A1	2.75%	(a)(b)	09/25/2061	7,330,882

	Citigroup Mortgage Loan Trust, Inc.
1,576,211	Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	1,425,639

	Citimortgage Alternative Loan Trust
585,168	Series 2007-A5-1A10	5.75%		05/25/2037	516,675

	COLT Funding LLC
118,997	Series 2020-3-A3	2.38%	(a)(b)	04/27/2065	113,750
2,774,166	Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	2,361,308
4,891,687	Series 2021-5-A1	1.73%	(a)(b)	11/26/2066	4,201,842
5,706,947	Series 2022-2-A1	2.99%	(a)(c)	02/25/2067	5,185,288

	Countrywide Alternative Loan Trust
283,833	Series 2005-23CB-A15	5.50%		07/25/2035	229,152
979,781	Series 2005-28CB-1A6-1A6	5.50%		08/25/2035	829,582
3,936,466	Series 2005-49CB-A6	5.50%		11/25/2035	2,588,209
1,503,845	Series 2005-61-1A2 (CME Term SOFR 1 Month + 0.85%, 0.74% Floor)	5.81%		12/25/2035	1,301,267
7,049,109	Series 2005-62-1A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor)	6.04%		12/25/2035	5,263,335
7,440,408	Series 2006-16CB-A5	6.00%		06/25/2036	4,079,954
1,443,843	Series 2006-32CB-A21	5.50%		11/25/2036	800,970
2,254,254	Series 2006-34-A6	6.25%		11/25/2046	1,096,217
5,640,643	Series 2006-36T2-1A3	5.75%		12/25/2036	2,184,917
1,354,540	Series 2006-J4-2A9	6.00%		07/25/2036	772,670
1,512,152	Series 2006-J6-A5	6.00%		09/25/2036	769,077
2,066,958	Series 2006-OA12-A1B (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		09/20/2046	2,097,145

14	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust (Cont.)
3,641,306	Series 2006-OA21-A1 (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%		03/20/2047	2,941,940
10,903,028	Series 2007-12T1-A11	6.00%		06/25/2037	5,089,256
9,781,810	Series 2007-12T1-A5	6.00%		06/25/2037	4,565,900
288,951	Series 2007-15CB-A7	6.00%		07/25/2037	173,921
4,201,612	Series 2007-8CB-A1	5.50%		05/25/2037	2,240,111
10,573,310	Series 2007-9T1-1A6	6.00%		05/25/2037	5,154,015

	Countrywide Home Loan Mortgage Pass Through Trust
682,650	Series 2005-10-A2	5.50%		05/25/2035	551,317
9,775,639	Series 2006-20-1A18 (CME Term SOFR 1 Month + 0.76%, 0.65% Floor, 6.00% Cap)	6.00%		02/25/2037	3,842,263
1,576,531	Series 2006-21-A10	5.75%		02/25/2037	700,060
542,671	Series 2007-14-A15	6.50%		09/25/2037	314,909

	Credit Suisse First Boston Mortgage Securities Corp.
2,452	Series 2004-8-6A1	4.50%		11/25/2034	2,009
445,970	Series 2005-9-5A9	5.50%		10/25/2035	237,138

	Credit Suisse Management LLC
1,017,333	Series 2005-11-2A1	6.00%		12/25/2035	711,629
51,034	Series 2005-11-8A5	6.00%		12/25/2035	39,103

	Credit Suisse Mortgage Capital Certificates
8,580,231	Series 2009-8R-8A2	6.00%	(a)(b)	03/26/2037	3,365,845
402,843	Series 2011-12R-3A5	5.27%	(a)(b)	07/27/2036	391,128
339,678	Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	335,964
17,138,319	Series 2022-NQM1-A1	2.27%	(a)(b)	11/25/2066	15,026,825

	CSMCM Trust
20,624,355	Series 2019-RP10-A1	3.14%	(a)(b)	12/26/2059	20,807,160

	DB US Financial Markets Holding Corp.
323,881	Series 2014-RS1-1A2	6.50%	(a)(b)	07/27/2037	265,381

	Deutsche ALT-A Securities, Inc.
366,794	Series 2006-AB4-A1A	6.01%	(b)	10/25/2036	305,699
6,596,910	Series 2006-AR4-A1 (CME Term SOFR 1 Month + 0.37%, 0.26% Floor)	5.70%		12/25/2036	2,201,381
4,377,459	Series 2006-AR4-A2 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor, 10.50% Cap)	5.82%		12/25/2036	1,412,554
190,446	Series 2007-OA2-A1 (12 Month US Treasury Average + 0.77%, 0.77% Floor)	5.86%		04/25/2047	162,212

	Fannie Mae Connecticut Avenue Securities
5,304,170	Series 2024-R01-1M1 (US 30 Day Average Secured Overnight Financing Rate + 1.05%, 1.05% Floor)	6.37%	(a)	01/25/2044	5,308,160

	GCAT
3,063,001	Series 2020-NQM2-A1	1.56%	(a)(c)	04/25/2065	2,830,807
6,728,502	Series 2021-NQM4-A3	1.56%	(a)(b)	08/25/2066	5,422,692

	GSAA Trust
5,218,200	Series 2006-19-A3A (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		12/25/2036	1,854,657

	GSR Mortgage Loan Trust
323,240	Series 2006-2F-3A4	6.00%		02/25/2036	148,485

	Harborview Mortgage Loan Trust
2,219,813	Series 2006-1-2A1A (CME Term SOFR 1 Month + 0.59%, 0.48% Floor)	5.92%		03/19/2036	2,034,217

	Impac Secured Assets CMN Owner Trust
694,174	Series 2006-5-1A1C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor, 11.50% Cap)	5.98%		02/25/2037	619,154

	Indymac Index Mortgage Loan Trust
638,647	Series 2006-AR5-2A1	3.44%	(b)	05/25/2036	584,037

	JP Morgan Alternative Loan Trust
32,547,741	Series 2005-S1-1A4	6.00%		12/25/2035	11,876,140
3,343,653	Series 2007-S1-A2 (CME Term SOFR 1 Month + 0.79%, 0.68% Floor, 11.50% Cap)	6.12%		04/25/2047	3,184,648

	JP Morgan Mortgage Acquisition Corp.
11,137,526	Series 2006-WMC2-A5 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		07/25/2036	4,833,695

	JP Morgan Reremic
5,806,574	Series 2014-4-1C	0.00%	(a)(b)(f)	01/26/2036	1,799,497

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	15

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Legacy Mortgage Asset Trust
180,536	Series 2020-SL1-A	5.73%	(a)(c)	01/25/2060	180,625
2,593,229	Series 2021-GS1-A1	4.89%	(a)(c)	10/25/2066	2,562,076

	Lehman Mortgage Trust
185,568	Series 2006-1-1A3	5.50%		02/25/2036	90,243

	Lehman XS Trust
8,893,084	Series 2007-15N-3A1 (CME Term SOFR 1 Month + 0.36%, 0.25% Floor)	5.69%		08/25/2047	7,448,248

	Long Beach Mortgage Loan Trust
15,890,797	Series 2006-11-2A2 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		12/25/2036	5,626,126
9,654,616	Series 2006-2-2A3 (CME Term SOFR 1 Month + 0.49%, 0.38% Floor)	5.82%		03/25/2046	3,497,062

	Mastr Adjustable Rate Mortgages Trust
68,579	Series 2006-2-2A1	6.17%	(b)	04/25/2036	36,455
1,411,448	Series 2006-OA2-4A1A (12 Month US Treasury Average + 0.85%, 0.85% Floor)	5.94%		12/25/2046	1,301,304

	Merrill Lynch Alternative Note Asset
335,599	Series 2007-F1-2A6	6.00%		03/25/2037	120,346

	Merrill Lynch Mortgage Investors, Inc.
1,172,773	Series 2006-AF1-AF2C	6.25%		08/25/2036	473,237
35,318,148	Series 2006-RM2-A1A (CME Term SOFR 1 Month + 0.48%, 0.37% Floor)	5.81%		05/25/2037	9,819,367
4,372,048	Series 2007-HE2-A2A (CME Term SOFR 1 Month + 0.35%, 0.24% Floor)	5.68%		02/25/2037	1,281,567
6,760,482	Series 2007-HE2-A2B (CME Term SOFR 1 Month + 0.53%, 0.42% Floor)	5.86%		02/25/2037	1,981,740

	MFRA Trust
4,653,687	Series 2021-NQM2-A3	1.47%	(a)(b)	11/25/2064	4,007,584

	Morgan Stanley Mortgage Loan Trust
223,305	Series 2006-2-7A1	5.47%	(b)	02/25/2036	125,953

	Morgan Stanley Residential Mortgage Loan Trust
434,911	Series 2020-RPL1-A1	5.69%	(a)(b)	10/25/2060	430,968

	Nomura Resecuritization Trust
3,894,927	Series 2015-8R-4A4	4.51%	(a)(b)	11/25/2047	3,192,588

	Onslow Bay Mortgage Loan Trust
428,118	Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	351,139
3,010,708	Series 2021-NQM2-A3	1.56%	(a)(b)	05/25/2061	2,418,132
6,206,828	Series 2022-NQM1-A1	2.31%	(a)(b)	11/25/2061	5,351,637

	Pretium Mortgage Credit Partners LLC
1,963,011	Series 2021-NPL1-A1	5.24%	(a)(c)	09/27/2060	1,942,378
2,836,706	Series 2021-NPL2-A1	1.99%	(a)(c)	06/27/2060	2,757,303
24,790,149	Series 2021-NPL3-A1	1.87%	(a)(c)	07/25/2051	23,998,639
4,812,798	Series 2021-RN1-A1	1.99%	(a)(c)	02/25/2061	4,704,453
4,791,539	Series 2021-RN2-A1	1.74%	(a)(c)	07/25/2051	4,644,966

	PRPM LLC
4,680,603	Series 2021-6-A1	1.79%	(a)(c)	07/25/2026	4,556,233

	RALI Trust
486,510	Series 2006-QS12-2A3	6.00%		09/25/2036	395,322
1,269,994	Series 2007-QS4-3A4	6.00%		03/25/2037	1,048,625
1,581,454	Series 2007-QS4-3A9	6.00%		03/25/2037	1,305,766
1,086,434	Series 2007-QS8-A3 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		06/25/2037	778,853
689,409	Series 2007-QS9-A33	6.50%		07/25/2037	535,209

	RASC Trust
4,181,979	Series 2004-KS7-A2A (CME Term SOFR 1 Month + 0.69%, 0.58% Floor)	6.02%		08/25/2034	4,004,002

	RBSSP Resecuritization Trust
560,840	Series 2009-2-3A2 (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.09%	(a)	04/26/2035	516,924

	Residential Asset Securitization Trust
689,773	Series 2006-A2-A11	6.00%		01/25/2046	284,137
2,099,655	Series 2006-A6-1A4	6.00%		07/25/2036	608,099

	Residential Mortgage Loan Trust
5,394,000	Series 2019-2-M1	3.86%	(a)(b)	05/25/2059	5,238,084

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RFMSI Trust
3,989,658	Series 2007-S1-A1 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		01/25/2037	2,847,313

	Securitized Asset Backed Receivables LLC
5,835,109	Series 2006-WM3-A1 (CME Term SOFR 1 Month + 0.21%, 0.10% Floor)	5.54%		10/25/2036	1,989,168

	Soundview Home Equity Loan Trust
1,145,426	Series 2007-OPT3-2A3 (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%		08/25/2037	1,111,720

	Starwood Mortgage Residential Trust
8,000,000	Series 2020-2-M1E	3.00%	(a)	04/25/2060	7,704,056

	Structured Adjustable Rate Mortgage Loan Trust
1,043,388	Series 2005-22-4A1	5.25%	(b)	12/25/2035	948,726

	VCAT Asset Securitization LLC
8,649,684	Series 2021-NPL4-A1	1.87%	(a)(c)	08/25/2051	8,393,618
5,152,146	Series 2021-NPL5-A1	1.87%	(a)(c)	08/25/2051	5,034,312

	Velocity Commercial Capital Loan Trust
2,722,511	Series 2020-1-M2	2.98%	(a)(b)	02/25/2050	2,270,774
2,372,947	Series 2021-1-M2	2.26%	(a)(b)	05/25/2051	1,867,947
1,854,686	Series 2021-2-M2	2.20%	(a)(b)	08/25/2051	1,524,139

	Vericrest Opportunity Loan Transferee
3,653,808	Series 2021-NP10-A1	1.99%	(a)(c)	05/25/2051	3,523,029
5,301,857	Series 2021-NP11-A1	1.87%	(a)(c)	08/25/2051	5,131,065
6,902,381	Series 2021-NPL1-A1	4.89%	(a)(c)	02/27/2051	6,748,058
722,406	Series 2021-NPL2-A1	4.89%	(a)(c)	02/27/2051	703,003
3,126,782	Series 2021-NPL5-A1	5.12%	(a)(c)	03/27/2051	3,065,448
2,015,274	Series 2021-NPL6-A1	5.24%	(a)(c)	04/25/2051	1,986,331
17,455,373	Series 2021-NPL8-A1	5.12%	(a)(c)	04/25/2051	17,026,373

	Verus Securitization Trust
209,536	Series 2020-4-A3	2.32%	(a)(c)	05/25/2065	200,365
1,500,000	Series 2020-INV1-A2	3.04%	(a)(b)	03/25/2060	1,466,921
14,481,360	Series 2021-7-A1	1.83%	(a)(b)	10/25/2066	12,596,440
1,885,853	Series 2021-R1-A3	1.26%	(a)(b)	10/25/2063	1,721,552

	WAMU Asset-Backed Certificates
1,625,851	Series 2007-HE4-2A3 (CME Term SOFR 1 Month + 0.28%, 0.28% Floor)	5.61%		07/25/2047	967,514

	WaMu Mortgage Pass Through Certificates
2,499,537	Series 2005-AR4-A5	4.25%	(b)	04/25/2035	2,391,190
2,761,446	Series 2006-AR10-2A1	4.17%	(b)	09/25/2036	2,342,980
10,121,115	Series 2006-AR18-1A1	3.73%	(b)	01/25/2037	8,504,702

	Washington Mutual Alternative Mortgage Pass-Through Certificates
935,489	Series 2005-8-2CB3 (CME Term SOFR 1 Month + 0.52%, 0.41% Floor, 5.50% Cap)	5.50%		10/25/2035	862,516

	Washington Mutual Asset-Backed Certificates
6,209,595	Series 2006-HE5-2A2 (CME Term SOFR 1 Month + 0.47%, 0.36% Floor)	4.48%		10/25/2036	2,223,942
2,280,461	Series 2006-HE5-2A3 (CME Term SOFR 1 Month + 0.57%, 0.46% Floor)	4.48%		10/25/2036	816,738

	Wells Fargo Alternative Loan Trust
479,007	Series 2007-PA5-1A1	6.25%		11/25/2037	409,773

	Wells Fargo Mortgage Backed Securities Trust
1,607,766	Series 2007-15-A1	6.00%		11/25/2037	1,425,590
5,700,522	Series 2007-AR6-A2	6.01%	(b)	10/25/2037	5,191,173

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $530,592,042)				435,692,948

US CORPORATE BONDS—6.2%

1,635,000	AbbVie, Inc.	2.60%		11/21/2024	1,605,864
795,000	AGCO Corp.	5.45%		03/21/2027	798,899
960,000	American Electric Power Co., Inc.	5.20%		01/15/2029	962,811

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	17

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,401,000	American Express Co. (Secured Overnight Financing Rate + 1.00%)	6.34%		02/16/2028	3,413,560
1,710,000	Amgen, Inc.	5.51%		03/02/2026	1,708,412
1,710,000	Arrow Electronics, Inc.	6.13%		03/01/2026	1,709,497
1,973,000	AT&T, Inc.	5.54%		02/20/2026	1,971,990
5,185,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	6.04%	(a)	05/24/2024	5,187,798
1,075,000	Avery Dennison Corp.	0.85%		08/15/2024	1,054,586
2,715,000	Aviation Capital Group LLC	1.95%	(a)	09/20/2026	2,481,796
1,651,000	Boeing Co.	4.88%		05/01/2025	1,632,914
3,427,000	BP Capital Markets America, Inc.	4.70%		04/10/2029	3,420,013
1,885,000	Bristol-Myers Squibb Co. (US Secured Overnight Financing Rate + 0.49%)	5.83%		02/20/2026	1,891,762
1,470,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.88%		01/15/2027	1,425,430
1,695,000	Broadcom, Inc.	3.15%		11/15/2025	1,640,389
3,337,000	Brown & Brown, Inc.	4.20%		09/15/2024	3,313,846
3,365,000	Campbell Soup Co.	3.95%		03/15/2025	3,314,741
1,325,000	Campbell Soup Co.	5.20%		03/19/2027	1,328,628
4,683,000	Cardinal Health, Inc.	3.08%		06/15/2024	4,656,419
1,175,000	Carrier Global Corp.	5.80%		11/30/2025	1,183,238
1,634,000	Charles Schwab Corp. (Secured Overnight Financing Rate + 1.05%)	6.40%		03/03/2027	1,639,502
1,010,000	Charter Communications Operating LLC / Charter Communications Operating Capital	6.15%		11/10/2026	1,018,156
3,975,000	Citigroup, Inc. (CME Term SOFR 3 Month + 1.16%)	3.35%		04/24/2025	3,968,462
1,825,000	Citigroup, Inc. (US Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	1,783,935
1,750,000	Constellation Brands, Inc.	3.60%		05/09/2024	1,745,885
1,755,000	Crown Castle, Inc.	4.80%		09/01/2028	1,721,710
1,730,000	CVS Health Corp.	5.00%		02/20/2026	1,724,755
1,762,000	Dell International LLC / EMC Corp.	4.00%		07/15/2024	1,753,376
1,660,000	Dell International LLC / EMC Corp.	5.85%		07/15/2025	1,668,784
1,630,000	Dollar General Corp.	4.15%		11/01/2025	1,599,535
3,027,000	Dollar Tree, Inc.	4.00%		05/15/2025	2,976,660
5,163,000	Elevance Health, Inc.	3.50%		08/15/2024	5,122,027
1,925,000	Eli Lilly & Co.	5.00%		02/27/2026	1,923,083
3,340,000	Energy Transfer LP	6.05%		12/01/2026	3,407,986
3,550,000	Entergy Corp.	0.90%		09/15/2025	3,329,034
3,515,000	Equinix, Inc.	1.25%		07/15/2025	3,326,225
1,705,000	Exelon Corp.	5.15%		03/15/2029	1,709,577
3,398,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	3,413,470
3,505,000	Ford Motor Co.	4.35%		12/08/2026	3,413,512
1,740,000	General Mills, Inc.	4.00%		04/17/2025	1,715,090
1,375,000	General Mills, Inc.	5.24%		11/18/2025	1,371,214
3,315,000	General Motors Financial Co., Inc.	4.00%		01/15/2025	3,271,847
3,420,000	General Motors Financial Co., Inc.	5.25%		03/01/2026	3,410,990
1,680,000	Georgia Power Co.	5.00%		02/23/2027	1,682,839
1,684,000	Gilead Sciences, Inc.	3.65%		03/01/2026	1,641,538
2,215,000	Goldman Sachs Bank USA/New York NY (US Secured Overnight Financing Rate + 0.77%)	6.12%		03/18/2027	2,215,019
3,345,000	HCA, Inc.	5.38%		02/01/2025	3,336,117
2,575,000	Hewlett Packard Enterprise Co.	5.90%		10/01/2024	2,579,276
2,860,000	Hyatt Hotels Corp.	5.75%		01/30/2027	2,905,464
3,415,000	Hyundai Capital America	1.00%	(a)	09/17/2024	3,341,374
1,660,000	Hyundai Capital America	5.30%	(a)	03/19/2027	1,660,727
1,700,000	Intuit, Inc.	5.25%		09/15/2026	1,716,296
1,410,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 0.54%)	0.82%		06/01/2025	1,397,842
1,105,000	JPMorgan Chase & Co. (CME Term SOFR 3 Month + 0.58%)	0.97%		06/23/2025	1,092,224
3,365,000	JPMorgan Chase & Co.	3.90%		07/15/2025	3,310,607

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,910,000	JPMorgan Chase & Co. (US Secured Overnight Financing Rate + 0.49%)	0.77%		08/09/2025	2,855,307
1,730,000	Kinder Morgan, Inc.	4.30%		06/01/2025	1,705,913
1,735,000	Kinder Morgan, Inc.	5.00%		02/01/2029	1,728,939
1,035,000	Lowe’s Cos., Inc.	4.40%		09/08/2025	1,022,639
3,319,000	Marriott International, Inc./MD	3.60%		04/15/2024	3,315,885
1,735,000	McDonald’s Corp.	3.38%		05/26/2025	1,698,604
1,712,000	McDonald’s Corp.	1.45%		09/01/2025	1,625,226
1,730,000	McKesson Corp.	5.25%		02/15/2026	1,725,896
905,000	Meta Platforms, Inc.	4.60%		05/15/2028	904,926
3,055,000	Microchip Technology, Inc.	0.98%		09/01/2024	2,993,328
460,000	Microchip Technology, Inc.	4.25%		09/01/2025	452,617
665,000	Microchip Technology, Inc.	5.05%		03/15/2029	665,374
3,355,000	Morgan Stanley (US Secured Overnight Financing Rate + 0.53%)	0.79%		05/30/2025	3,324,046
3,475,000	Morgan Stanley	3.88%		01/27/2026	3,395,748
3,350,000	Motorola Solutions, Inc.	5.00%		04/15/2029	3,334,850
1,755,000	New York Life Global Funding	3.60%	(a)	08/05/2025	1,718,589
1,050,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,046,443
685,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	680,511
1,690,000	NiSource, Inc.	5.25%		03/30/2028	1,702,460
2,699,000	Northrop Grumman Corp.	2.93%		01/15/2025	2,649,294
3,355,000	NVIDIA Corp.	0.58%		06/14/2024	3,321,886
2,610,000	Omnicom Group, Inc. / Omnicom Capital, Inc.	3.65%		11/01/2024	2,578,477
3,385,000	Oracle Corp.	5.80%		11/10/2025	3,414,198
1,605,000	O’Reilly Automotive, Inc.	5.75%		11/20/2026	1,631,833
2,800,000	Pacific Gas and Electric Co.	4.95%		06/08/2025	2,778,073
710,000	Pacific Gas and Electric Co.	2.10%		08/01/2027	639,558
1,240,000	Packaging Corp. of America	3.65%		09/15/2024	1,227,873
3,330,000	Parker-Hannifin Corp.	3.65%		06/15/2024	3,315,690
3,020,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.00%	(a)	07/15/2025	2,958,568
3,506,000	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.40%	(a)	07/01/2027	3,414,990
1,010,000	PepsiCo, Inc. (Secured Overnight Financing Rate + 0.40%)	5.74%		11/12/2024	1,011,354
710,000	Pfizer Investment Enterprises Pte Ltd.	4.65%		05/19/2025	705,611
3,430,000	Philip Morris International, Inc.	4.88%		02/13/2026	3,417,961
1,515,000	Phillips 66	3.85%		04/09/2025	1,492,377
142,000	Phillips 66	1.30%		02/15/2026	132,186
2,235,000	PNC Financial Services Group, Inc. (US Secured Overnight Financing Rate + 1.32%)	5.81%		06/12/2026	2,243,119
2,510,000	Public Service Enterprise Group, Inc.	5.85%		11/15/2027	2,571,838
3,367,000	Republic Services, Inc.	2.50%		08/15/2024	3,327,541
3,825,000	Royalty Pharma PLC	1.75%		09/02/2027	3,416,985
3,395,000	Ryder System, Inc.	5.25%		06/01/2028	3,412,271
1,595,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	1,594,013
2,692,000	Simon Property Group LP	2.00%		09/13/2024	2,649,816
2,345,000	Solventum Corp.	5.45%	(a)	02/25/2027	2,353,681
1,235,000	Southern California Edison Co. (Secured Overnight Financing Rate + 0.83%)	6.18%		04/01/2024	1,235,000
1,175,000	Southern California Edison Co.	4.90%		06/01/2026	1,169,497
1,685,000	Southern Co.	5.15%		10/06/2025	1,682,771
2,370,000	Stryker Corp.	4.85%		12/08/2028	2,371,891
3,360,000	Synchrony Financial	4.25%		08/15/2024	3,338,698
3,425,000	Take-Two Interactive Software, Inc.	4.95%		03/28/2028	3,413,184
1,753,000	Truist Financial Corp. (US Secured Overnight Financing Rate + 0.40%)	5.75%		06/09/2025	1,748,977
3,410,000	Union Pacific Corp.	4.75%		02/21/2026	3,407,359
845,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	840,047
1,700,000	Veralto Corp.	5.50%	(a)	09/18/2026	1,707,252
1,724,000	Viatris, Inc.	1.65%		06/22/2025	1,639,945
3,540,000	VICI Properties LP / VICI Note Co., Inc.	4.25%	(a)	12/01/2026	3,406,072
1,725,000	WEC Energy Group, Inc.	4.75%		01/09/2026	1,709,822

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	19

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,265,000	Wells Fargo & Co. (CME Term SOFR 3 Month + 1.09%)	2.41%		10/30/2025	6,146,511
3,390,000	Welltower OP LLC	4.00%		06/01/2025	3,333,353
1,660,000	Workday, Inc.	3.50%		04/01/2027	1,589,960
3,413,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	3,322,172

	Total US Corporate Bonds (Cost $264,305,520)				262,815,736

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS—2.4%

	Federal Home Loan Mortgage Corp.
446,763	Pool G08626	3.00%		02/01/2045	397,897
444,230	Pool G08631	3.00%		03/01/2045	395,273
813,549	Series 2021-MN1-M1 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(a)	01/25/2051	797,477
2,294,966	Series 3072-FB (US 30 Day Average Secured Overnight Financing Rate + 0.66%, 0.55% Floor, 7.00% Cap)	5.98%		11/15/2035	2,283,371
239,278	Series 3417-SM (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.17%, 6.28% Cap)	0.85%	(h)(i)	02/15/2038	21,181
571,900	Series 4471-GA	3.00%		02/15/2044	536,144
3,857,661	Series 4631-FA (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%		11/15/2046	3,790,408
1,877,236	Series 4917-FE (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%		10/25/2049	1,838,379
7,670,208	Series 5020-KA	2.00%		04/25/2040	7,149,692

	Federal National Mortgage Association
794,440	Pool AL2987 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%, 1.62% Floor, 7.31% Cap)	5.87%		11/01/2042	811,885
2,364,871	Pool AP7870 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%, 1.70% Floor, 7.53% Cap)	5.95%		07/01/2042	2,434,728
596,266	Pool AS4645	3.00%		03/01/2045	529,715
637,359	Pool BM3520 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.56%, 1.56% Floor, 7.00% Cap)	5.51%		05/01/2045	646,104
2,331,357	Pool BM4513 (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%, 1.70% Floor, 7.84% Cap)	6.38%		05/01/2044	2,393,281
2,000,000	Pool BS7662	4.90%		03/01/2028	1,996,019
152,260	Pool MA1200	3.00%		10/01/2032	143,087
735,605	Pool MA2270	3.00%		05/01/2045	646,790
4,600,760	Pool MA5086	5.00%		07/01/2043	4,560,548
4,399,837	Pool MA5112	5.00%		08/01/2043	4,361,376
1,367,376	Series 2016-72-PA	3.00%		07/25/2046	1,216,249
1,710,634	Series 2016-8-FA (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%		03/25/2046	1,681,656
6,551,076	Series 2017-82-FG (US 30 Day Average Secured Overnight Financing Rate + 0.36%, 0.25% Floor, 6.50% Cap)	5.68%		11/25/2032	6,471,287
6,237,721	Series 2019-25-SB (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(h)(i)	06/25/2049	589,788
4,933,311	Series 2019-43-FD (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		08/25/2049	4,839,260
2,840,526	Series 2019-49-FB (US 30 Day Average Secured Overnight Financing Rate + 0.59%, 0.48% Floor, 6.50% Cap)	5.91%		09/25/2049	2,803,190
21,360,020	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	19,078,996
4,094,438	Series 2021-21-HG	2.00%		11/25/2047	3,575,789
8,096,836	Series 2022-M1S-A1	2.08%	(b)	11/25/2031	7,265,502
2,947,656	Series 2023-M4-A1	3.77%	(b)	06/25/2032	2,864,007

	FREMF Mortgage Trust
2,433,468	Series 2016-KF18-B (US 30 Day Average Secured Overnight Financing Rate + 5.61%, 5.50% Floor)	10.93%	(a)	05/25/2026	2,356,020
124,762,277	Series 2017-K67-X2B	0.10%	(a)(h)	09/25/2049	359,902
1,401,628	Series 2017-KF27-B (US 30 Day Average Secured Overnight Financing Rate + 4.46%, 4.35% Floor)	9.78%	(a)	12/25/2026	1,389,980

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FREMF Mortgage Trust (Cont.)
2,481,119	Series 2017-KF30-B (US 30 Day Average Secured Overnight Financing Rate + 3.36%, 3.25% Floor)	8.68%	(a)	03/25/2027	2,436,397
845,940	Series 2018-KF44-B (US 30 Day Average Secured Overnight Financing Rate + 2.26%, 2.15% Floor)	7.58%	(a)	02/25/2025	833,701
878,676	Series 2019-KF69-B (US 30 Day Average Secured Overnight Financing Rate + 2.41%, 2.30% Floor)	7.73%	(a)	08/25/2029	812,534

	Government National Mortgage Association
1,968,285	Series 2016-121-JF (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 6.50% Cap)	5.84%		09/20/2046	1,932,346
2,904,236	Series 2022-183-B	5.00%		04/20/2047	2,881,904
2,891,232	Series 2024-25-AF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.51% Floor, 6.50% Cap)	5.83%		02/20/2049	2,833,218

	Total US Government and Agency Mortgage Backed Obligations (Cost $106,974,498)				101,955,081

US GOVERNMENT AND AGENCY OBLIGATIONS—23.6%

125,100,000	United States Treasury Note/Bond	4.25%		01/31/2026	124,127,543
40,500,000	United States Treasury Note/Bond	4.63%		11/15/2026	40,637,637
132,800,000	United States Treasury Note/Bond	4.88%		11/30/2025	133,012,687
93,400,000	United States Treasury Note/Bond	4.00%		01/15/2027	92,294,523
145,500,000	United States Treasury Note/Bond	4.25%		12/31/2025	144,317,813
84,500,000	United States Treasury Note/Bond	4.13%		02/15/2027	83,796,934
103,600,000	United States Treasury Note/Bond	4.25%		05/31/2025	102,768,368
81,800,000	United States Treasury Note/Bond	4.38%		12/15/2026	81,611,476
55,600,000	United States Treasury Note/Bond	4.63%		06/30/2025	55,406,703
136,700,000	United States Treasury Note/Bond	4.63%		02/28/2026	136,598,542

	Total US Government and Agency Obligations (Cost $999,238,965)				994,572,226

COMMON STOCKS—0.0%(j)

9,129	Flame Aggregator - Series R(f)(k)				77,140
907	Flame Aggregator - Series U(f)(k)				7,664

	Total Common Stocks (Cost $20,580)				84,804

SHORT TERM INVESTMENTS—5.7%

41,236,706	First American Government Obligations Fund - U	5.26%	(l)		41,236,706
41,236,706	JPMorgan US Government Money Market Fund - IM	5.25%	(l)		41,236,706
41,236,706	MSILF Government Portfolio - Institutional	5.22%	(l)		41,236,706
42,600,000	United States Treasury Bill	0.00%		05/16/2024	42,321,829
75,000,000	United States Treasury Bill	0.00%		06/27/2024	74,055,234

	Total Short Term Investments (Cost $240,097,484)				240,087,181

	Total Investments 90.5% ($4,079,519,370)				3,807,620,516
	Other Assets in Excess of Liabilities 9.5%				397,681,224

	NET ASSETS 100%				$4,205,301,740

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	21

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.6%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Non-Agency Residential Collateralized Mortgage Obligations	10.4%
Asset Backed Obligations	7.0%
US Corporate Bonds	6.2%
Short Term Investments	5.7%
Foreign Corporate Bonds	5.1%
Bank Loans	4.9%
US Government and Agency Mortgage Backed Obligations	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Common Stocks	0.0%	(j)
Other Assets and Liabilities	9.5%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	23.6%
Collateralized Loan Obligations	12.9%
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Non-Agency Residential Collateralized Mortgage Obligations	10.4%
Asset Backed Obligations	7.0%
Short Term Investments	5.7%
Banking	2.9%
US Government and Agency Mortgage Backed Obligations	2.4%
Utilities	1.5%
Healthcare	1.2%
Hotels/Motels/Inns and Casinos	1.0%
Energy	0.9%
Technology	0.8%
Transportation	0.8%
Mining	0.6%
Automotive	0.6%
Industrial Equipment	0.5%
Electronics/Electric	0.5%
Pharmaceuticals	0.5%
Media	0.5%
Finance	0.4%
Chemicals/Plastics	0.4%
Commercial Services	0.4%
Containers and Glass Products	0.4%
Food Products	0.3%
Consumer Products	0.3%
Real Estate	0.2%
Insurance	0.2%
Telecommunications	0.2%
Chemical Products	0.2%
Aerospace & Defense	0.2%
Building and Development (including Steel/Metals)	0.2%
Retailers (other than Food/Drug)	0.2%
Beverage and Tobacco	0.2%
Diversified Manufacturing	0.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.1%
Food Service	0.1%
Construction	0.1%
Environmental Control	0.1%
Pulp & Paper	0.1%
Business Equipment and Services	0.1%
Financial Intermediaries	0.1%
Other Assets and Liabilities	9.5%

Net Assets	100.0%

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(f)	Value determined using significant unobservable inputs.

(g)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(h)	Interest only security

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)	Represents less than 0.05% of net assets.

(k)	Non-income producing security.

(l)	Seven-day yield as of period end.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/13/2024	100,000,000	$18,069,097	$—	$18,069,097
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	05/01/2024	80,000,000	17,245,235	—	17,245,235
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/09/2024	70,000,000	15,090,852	—	15,090,852
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	05/21/2024	69,000,000	13,795,726	—	13,795,726
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/17/2024	85,000,000	13,196,826	—	13,196,826
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	06/05/2024	65,000,000	12,866,764	—	12,866,764
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	04/23/2024	75,000,000	12,749,539	—	12,749,539
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/27/2024	86,000,000	12,343,935	—	12,343,935

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	23

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/05/2024	80,000,000	$12,304,821	$—	$12,304,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	04/16/2024	64,000,000	11,964,636	—	11,964,636
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	06/18/2024	80,000,000	11,749,744	—	11,749,744
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	05/28/2024	62,000,000	11,665,158	—	11,665,158
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/09/2024	75,000,000	11,660,288	—	11,660,288
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	11/19/2024	75,000,000	10,769,052	—	10,769,052
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/14/2024	55,000,000	10,666,821	—	10,666,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	10/22/2024	72,000,000	10,360,560	—	10,360,560
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	11/07/2024	60,000,000	10,212,266	—	10,212,266
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/30/2024	65,000,000	10,035,515	—	10,035,515
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	12/10/2024	100,000,000	9,971,262	—	9,971,262
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/11/2024	88,000,000	9,895,971	—	9,895,971
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	07/16/2024	96,000,000	9,828,593	—	9,828,593
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/12/2024	100,000,000	9,801,542	—	9,801,542
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	10/02/2024	80,000,000	8,940,236	—	8,940,236
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	09/19/2024	88,000,000	8,860,191	—	8,860,191
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	12/18/2024	83,000,000	7,850,222	—	7,850,222
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	08/14/2024	95,000,000	7,766,310	—	7,766,310
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	11/26/2024	65,000,000	7,268,213	—	7,268,213
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/08/2024	95,000,000	7,227,053	—	7,227,053
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/22/2024	65,000,000	6,964,274	—	6,964,274
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/26/2024	77,000,000	6,652,296	—	6,652,296
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	07/24/2024	80,000,000	6,418,678	—	6,418,678
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	09/03/2024	55,000,000	6,284,773	—	6,284,773
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	07/30/2024	80,000,000	6,088,122	—	6,088,122

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	08/13/2024	85,000,000	$5,823,829	$—	$5,823,829
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	02/18/2025	85,000,000	5,206,277	—	5,206,277
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	01/08/2025	100,000,000	5,178,196	—	5,178,196
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	08/28/2024	50,000,000	4,889,887	—	4,889,887
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	02/12/2025	86,000,000	4,278,962	—	4,278,962
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	01/07/2025	54,000,000	4,263,947	—	4,263,947
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	03/04/2025	78,000,000	4,210,285	—	4,210,285
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	02/25/2025	80,000,000	4,113,706	—	4,113,706
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	01/09/2025	97,000,000	3,959,411	—	3,959,411
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	03/11/2025	75,000,000	2,862,792	—	2,862,792
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	02/04/2025	47,000,000	2,701,762	—	2,701,762
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	03/20/2025	65,000,000	2,274,129	—	2,274,129
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas Securities Corp.	Long	0.39%	Termination	01/29/2025	64,000,000	2,206,275	—	2,206,275
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Morgan Stanley	Long	0.36%	Termination	01/14/2025	50,000,000	1,727,556	—	1,727,556
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	04/08/2025	91,000,000	1,470,335	—	1,470,335
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank Of Commerce	Long	0.40%	Termination	04/01/2025	93,000,000	1,449,460	—	1,449,460
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Securities, Inc.	Long	0.38%	Termination	03/25/2025	62,000,000	887,246	—	887,246

							$404,068,626	$—	$404,068,626

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2024, is available on the Barclays Capital, Inc. website at https://indices.cib.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	25

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS - 4.7%

	Amur Equipment Finance Receivables LLC
650,000	Series 2021-1A-E	4.13%	(a)	03/20/2028	634,541

	Arivo Acceptance Auto Loan Receivables Trust
513,000	Series 2021-1A-C	3.77%	(a)	03/15/2027	499,017

	CAI International, Inc.
702,500	Series 2020-1A-B	3.50%	(a)	09/25/2045	633,043

	Castlelake Aircraft Securitization Trust
2,468,915	Series 2018-1-B	5.30%	(a)	06/15/2043	1,965,328

	Compass Datacenters LLC
1,500,000	Series 2024-1A-B	7.00%	(a)	02/25/2049	1,501,593

	Diamond Resorts Owner Trust
629,244	Series 2021-1A-D	3.83%	(a)	11/21/2033	578,102

	ExteNet LLC
6,250,000	Series 2019-1A-C	5.22%	(a)	07/25/2049	6,184,799

	Falko Regional Aircraft Ltd.
3,583,979	Series 2021-1A-A	5.75%		04/15/2041	3,304,414

	Jersey Mike’s Funding
1,855,212	Series 2019-1A-A2	4.43%	(a)	02/15/2050	1,777,947

	JOL Air Ltd.
1,015,322	Series 2019-1-B	4.95%	(a)	04/15/2044	874,110

	Lendingpoint Asset Securitization Trust
1,750,000	Series 2022-C-B	7.46%	(a)	02/15/2030	1,746,205

	Loanpal Solar Loan Ltd.
1,041,713	Series 2021-1GS-C	3.50%	(a)	01/20/2048	654,861

	Lunar Structured Aircraft Portfolio Notes
2,937,402	Series 2021-1-C	5.68%	(a)(b)	10/15/2046	2,586,171

	Mosaic Solar Loans LLC
612,999	Series 2018-1A-C	0.00%	(a)(c)	06/22/2043	568,777

	Pagaya AI Debt Selection Trust
5,499,701	Series 2021-3-C	3.27%	(a)	05/15/2029	4,790,280
1,350,000	Series 2021-5-CERT	0.00%	(a)(b)(d)	08/15/2029	63,624
2,050,000	Series 2024-1-A	6.66%	(a)	07/15/2031	2,057,692

	Retained Vantage Data Centers Issuer LLC
2,000,000	Series 2023-1A-B	5.75%	(a)	09/15/2048	1,878,240

	Switch ABS Issuer LLC
1,500,000	Series 2024-1A-B	6.50%	(a)	03/25/2054	1,458,687

	Upstart Securitization Trust
1,750,000	Series 2021-3-C	3.28%	(a)	07/20/2031	1,669,920

	Vivant Solar Financing V Parent LLC
4,405,395	Series 2018-1A-A	4.73%	(a)	04/30/2048	4,113,898

	WAVE USA
10,593,979	Series 2019-1-C	6.41%	(a)(b)	09/15/2044	3,360,866

	Willis Lease Finance Corp.
984,771	Series 2018-A-A	4.75%	(a)(e)	09/15/2043	943,557

	Zephyrus Capital Aviation Partners
1,303,625	Series 2018-1-A	4.61%	(a)	10/15/2038	1,188,273

	Total Asset Backed Obligations (Cost $55,337,606)				45,033,945

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	1

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS - 8.8%

	AAdvantage Loyalty IP Ltd.
191,250	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.33%		04/20/2028	198,940

	Access CIG LLC
527,761	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	10.33%		08/18/2028	528,999

	Acrisure LLC
664,806	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 3.50%)	8.94%	(f)	02/15/2027	665,222
185,725	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 4.25%, 0.50% Floor)	9.69%	(f)	02/15/2027	186,538

	Acuris Finance US, Inc.
415,104	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.50% Floor)	9.50%		02/16/2028	415,169

	ADMI Corp.
183,779	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%		12/23/2027	177,921
273,625	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.75%)	11.08%		12/23/2027	274,224

	AI Aqua Merger Sub, Inc.
874,834	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.07%		07/31/2028	877,388

	Air Canada
175,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.83%		03/21/2031	175,548

	Air Methods Corp.
4,768	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 9.10%)	14.41%		12/28/2028	4,852

	AlixPartners LLP
382,738	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%		02/04/2028	383,647

	Alliant Holdings Intermediate LLC
412,925	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%		11/06/2030	415,078

	Allied Universal Holdco LLC
520,672	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%		05/15/2028	520,624

	Allspring Buyer LLC
266,706	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.89%		11/01/2028	266,853

	Alterra Mountain Co.
159,213	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%)	9.18%		05/31/2030	160,208
55,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		05/31/2030	55,344
336,963	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		08/17/2028	338,789

	Altice France SA/France
393,575	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	10.81%		08/31/2028	314,984

	AMC Entertainment Holdings, Inc.
81,577	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		04/22/2026	68,627

	American Airlines, Inc.
434,547	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.50%)	8.77%		06/04/2029	436,448

	American Tire Distributors, Inc.
95,323	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.51%, 0.75% Floor)	11.83%		10/23/2028	83,169

	Apple Bidco LLC
122,188	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%, 0.50% Floor)	8.19%		09/25/2028	122,226

	Applied Systems, Inc.
125,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%)	10.56%		02/23/2032	129,649
345,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%		02/24/2031	347,465

	APX Group, Inc.
160,433	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		07/10/2028	161,016
442	Senior Secured First Lien Term Loan (Prime Rate + 2.25%, 0.50% Floor)	10.75%		07/10/2028	444

2	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Artera Services LLC
360,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%	02/10/2031	361,800

	Ascend Learning LLC
214,249	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	213,340
118,216	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.85%, 0.50% Floor)	11.18%	12/10/2029	117,071
207,518	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%	12/10/2028	206,637

	ASP LS Acquisition Corp.
148,855	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.76%, 0.75% Floor)	10.07%	05/07/2028	139,068

	AssuredPartners, Inc.
142,100	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.83%	02/12/2027	142,389
24,866	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%	02/12/2027	24,923
925,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/14/2031	927,312
276,253	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%	02/12/2027	276,850

	Astra Acquisition Corp.
234,126	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.36%, 0.50% Floor)	10.86%	10/25/2028	99,211

	Asurion LLC
50,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	02/03/2028	45,344
274,774	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.35%)	9.68%	08/19/2028	265,844
143,533	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	12/23/2026	140,969
165,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.36%)	10.69%	01/20/2029	148,410
262,396	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%	07/31/2027	252,791

	AthenaHealth Group, Inc.
857,700	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%	02/15/2029	851,739

	Aveanna Healthcare LLC
277,459	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.19%	07/17/2028	267,499
118,610	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.15%, 0.50% Floor)	12.49%	12/10/2029	102,301

	Aventiv Technologies LLC
159,344	First Lien Term Loan (CME Term SOFR 3 Month + 5.35%)	10.70%	07/31/2025	119,469

	Bally’s Corp.
348,645	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.83%	10/02/2028	328,234

	Bausch + Lomb Corp.
601,731	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	05/10/2027	596,165
184,075	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%	09/29/2028	184,306

	BCP Renaissance Parent LLC
269,758	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%	10/31/2028	270,855

	BCPE Empire Holdings, Inc.
487,753	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%	12/25/2028	488,850

	Boost Newco Borrower LLC
430,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.31%	01/31/2031	432,062

	Boxer Parent Co., Inc.
653,063	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%)	9.58%	12/29/2028	658,029

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	3

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Brand Industrial Services, Inc.
273,949	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%, 0.50% Floor)	10.81%	08/01/2030	275,466

	Brown Group Holding LLC
469,906	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.85%, 0.50% Floor)	8.18%	06/07/2028	470,120

	Buckeye Partners LP
215,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	11/02/2026	215,643

	Caesars Entertainment, Inc.
365,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.04%	02/06/2031	365,741
99,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.66%	02/06/2030	99,406

	Camelot US Acquisition LLC
363,153	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	363,426
7,195	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	7,201
84,651	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/31/2031	84,715

	Carnival Corp.
79,400	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	8.32%	08/09/2027	79,615
475,407	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.75% Floor)	8.69%	10/18/2028	476,646

	Castle US Holding Corp.
131,197	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%)	9.35%	01/29/2027	92,892

	Castlelake Aviation One DAC
387,662	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%	10/22/2026	388,169

	Catalent Pharma Solutions, Inc.
862,806	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.11%, 0.50% Floor)	7.44%	02/22/2028	863,344

	Cengage Learning, Inc.
215,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.58%	03/24/2031	215,033

	Central Parent, Inc.
428,238	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.31%	07/06/2029	429,998

	Century DE Buyer LLC
135,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.00%)	9.32%	10/30/2030	135,658

	Chariot Buyer LLC
262,982	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	11/03/2028	262,934

	Charter Communications Operating LLC
472,625	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.33%	12/09/2030	468,454
1,188	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%)	7.32%	12/09/2030	1,177

	Charter Next Generation, Inc.
350,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%	12/01/2027	351,034

	CHG Healthcare Services, Inc.
1,707,732	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	09/29/2028	1,711,113

	CHG PPC Parent LLC
332,422	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	12/08/2028	333,253

	Clarios Global LP
513,713	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	05/06/2030	515,639

4	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ClubCorp Holdings, Inc.
352,696	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%		09/18/2026	353,832
12,705	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%)	10.61%		09/18/2026	12,746

	Clydesdale Acquisition Holdings, Inc.
379,036	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.78%, 0.50% Floor)	9.11%		04/13/2029	379,983

	CMG Media Corp.
239,485	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%)	8.91%		12/17/2026	209,443

	CNT Holdings I Corp.
341,593	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.82%		11/08/2027	342,633

	Coherent Corp. T/L B (03/24)
70,000	Senior Secured Term Loan	7.83%	(g)	07/02/2029	70,000

	Columbus McKinnon Corp./NY
19,530	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%)	7.81%		05/15/2028	19,603

	CommScope, Inc.
99,026	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%)	8.69%		04/06/2026	90,113

	Compass Power Generation LLC
330,358	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.36%, 1.00% Floor)	9.69%		04/14/2029	332,789

	Connect Finco SARL
261,133	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.83%		12/11/2026	261,194

	Conservice Midco LLC
259,799	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		05/13/2027	260,980

	Constant Contact, Inc.
267,507	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%		02/10/2028	260,629

	CoreLogic, Inc.
454,175	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		06/02/2028	445,198

	Cornerstone Building Brands, Inc.
148,469	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%		04/12/2028	147,964

	Cornerstone OnDemand, Inc.
278,771	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.19%		10/16/2028	274,010

	Cotiviti, Inc.
435,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.25%)	8.58%		02/24/2031	434,456

	CQP Holdco LP
359,100	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.35%		12/31/2030	360,613

	Crosby US Acquisition Corp.
119,700	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.32%		08/16/2029	120,510

	Cross Financial Corp.
189,031	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.83%		09/15/2027	189,267

	CSC Holdings LLC
318,342	Senior Secured First Lien Term Loan (1 Month Synthetic LIBOR + 2.50%)	7.94%	(f)	04/15/2027	288,668

	Curium Bidco SARL
37,916	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	38,153
85,334	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	85,867
129,838	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%)	9.81%		07/31/2029	130,649

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	5

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cyxtera DC Holdings, Inc.
123,869	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.00%, 1.00% Floor)	10.50%	(h)	05/01/2024	6,359

	Dcert Buyer, Inc.
95,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 7.00%)	12.33%		02/16/2029	86,279
370,892	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%)	9.33%		10/16/2026	369,620

	Deerfield Dakota Holding LLC
927,558	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.06%		04/09/2027	924,144

	Dexko Global, Inc.
187,435	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%		10/04/2028	185,912

	DG Investment Intermediate Holdings 2, Inc.
45,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%, 0.75% Floor)	12.19%		03/31/2029	42,244
383,623	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%		03/31/2028	384,034

	Directv Financing LLC
167,472	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.44%		08/02/2027	167,891

	Dun & Bradstreet Corp.
238,338	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		01/18/2029	238,560

	Dynasty Acquisition Co., Inc.
391,705	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		08/24/2028	392,723

	EAB Global, Inc.
267,944	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%		08/16/2028	268,413

	Echo Global Logistics, Inc.
135,814	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		11/23/2028	134,214

	Ecovyst Catalyst Technologies LLC
253,286	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%		06/09/2028	253,483
658,542	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.60%, 0.50% Floor)	7.91%		06/09/2028	659,057

	Edelman Financial Engines Center LLC/The
154,180	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.86%)	12.19%		07/20/2026	155,192
733,409	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.75% Floor)	8.94%		04/07/2028	734,396

	EG America LLC
278,991	Senior Secured First Lien Term Loan (Daily US Secured Overnight Financing Rate + 5.93%, 0.50% Floor)	11.67%		02/07/2028	278,294

	Eisner Advisory Group LLC
300,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.33%		02/28/2031	301,595

	Element Materials Technology Group US Holdings, Inc.
67,046	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%		06/25/2029	67,186
145,266	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.66%		06/25/2029	145,569

	Ellucian Holdings, Inc.
516,902	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.93%		10/29/2029	519,745

	Energizer Holdings, Inc.
139,332	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.36%, 0.50% Floor)	7.69%		12/22/2027	139,437

	Everi Holdings, Inc.
130,613	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%		08/03/2028	131,046

	Fertitta Entertainment LLC/NV
1,713,705	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		01/29/2029	1,719,779

6	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FinThrive Software Intermediate Holdings, Inc.
164,418	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.42%		12/18/2028	138,780

	First Advantage Holdings LLC
187,311	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%		01/29/2027	187,370

	Flame Newco LLC
3,353	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	3,161
108,927	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.10%, 1.00% Floor)	7.43%		06/30/2028	102,663

	Flutter Financing BV
124,688	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.56%		11/29/2030	124,966

	Focus Financial Partners LLC
738,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%		06/30/2028	736,502

	Foresight Energy LLC
105,726	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.10%, 1.50% Floor)	13.41%	(b)	06/30/2027	105,726

	Fortrea Holdings, Inc.
49,625	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	9.08%		07/01/2030	49,832

	Freeport LNG Investments LLLP
279,170	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.50% Floor)	9.08%		12/21/2028	277,632

	Gainwell Acquisition Corp.
766,250	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%, 0.75% Floor)	9.41%		10/01/2027	734,354

	Garda World Security Corp.
466,625	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%)	9.58%		02/01/2029	468,086

	Gates Global LLC
93,575	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.33%		11/16/2029	93,993

	Genesys Cloud Services Holdings II T/L B
365,086	Senior Secured Term Loan	0.00%		12/01/2027	365,715

	GIP II Blue Holding LP
110,269	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.61%, 1.00% Floor)	9.94%		09/29/2028	110,768

	GIP Pilot Acquisition Partners LP
155,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%)	8.33%		10/04/2030	155,698

	Gogo Intermediate Holdings LLC
502,703	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%		04/28/2028	502,564

	Graham Packaging Co., Inc.
520,137	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.75% Floor)	8.44%		08/04/2027	520,626

	Great Outdoors Group LLC
497,963	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.75% Floor)	9.19%		03/05/2028	498,862

	Greystone Select Financial LLC
67,415	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.26%, 0.75% Floor)	10.57%		06/17/2028	67,415

	Grifols Worldwide Operations USA, Inc.
330,463	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.15%)	7.46%		11/15/2027	320,693

	Harbor Freight Tools USA, Inc.
165,788	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%, 0.50% Floor)	8.19%		10/19/2027	165,872

	Helios Software Holdings, Inc.
229,026	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%		07/15/2030	227,453

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	7

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Hexion Holdings Corp.
363,256	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.98%	03/15/2029	358,197

	H-Food Holdings LLC
109,088	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.95%)	9.29%	05/30/2025	79,839

	Hightower Holding LLC
417,884	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%	04/21/2028	418,928

	Hilton Grand Vacations Borrower LLC
230,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%	01/17/2031	230,683

	HomeServe USA Corp.
305,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.00%)	8.33%	10/21/2030	306,106

	Hunter Douglas, Inc.
319,411	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	316,291
117,284	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.82%	02/26/2029	116,138

	iHeartCommunications, Inc.
160,836	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%	05/01/2026	141,277

	INEOS US Finance LLC
110,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/31/2031	110,275
322,563	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.60%)	8.93%	02/19/2030	322,966

	INEOS US Petrochem LLC
480,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 4.25%)	9.68%	03/29/2029	479,702

	ION Trading Finance Ltd.
183,827	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.20%	04/03/2028	183,827

	Iron Mountain, Inc.
438,900	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.25%)	7.58%	01/31/2031	436,339

	Ivanti Software, Inc.
115,341	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.84%	12/01/2027	108,277

	Jazz Financing Lux SARL
387,365	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	05/05/2028	389,787

	Kenan Advantage Group, Inc.
310,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	01/25/2029	310,679

	Kloeckner Pentaplast of America, Inc.
144,015	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 4.98%, 0.50% Floor)	10.27%	02/09/2026	135,914

	Kronos Acquisition Holdings, Inc.
243,234	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	243,827
103,692	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.36%	12/22/2026	103,945

	LBM Acquisition LLC
275,039	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%	12/20/2027	274,868

	Level 3 Financing, Inc.
68,130	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2029	67,725
68,130	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 6.67%)	12.00%	04/15/2030	67,725

	LifePoint Health, Inc.
523,725	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.50%)	11.09%	11/16/2028	525,736

8	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Light & Wonder International, Inc.
231,475	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%		04/16/2029	232,262

	Lummus Technology Holdings V LLC
546,810	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%)	8.94%		12/31/2029	548,122

	Madison IAQ LLC
560,100	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		06/21/2028	559,954

	Maravai Intermediate Holdings LLC
166,770	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	8.31%		10/19/2027	164,129

	Mavis Tire Express Services Topco Corp.
364,716	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	9.08%		05/04/2028	365,751

	McAfee Corp.
339,539	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.50% Floor)	9.18%		03/01/2029	339,705

	Medline Borrower LP
444,018	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.86%)	8.19%		10/23/2028	445,482

	MIC Glen LLC
381,052	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		07/21/2028	381,022

	Michaels Cos., Inc.
322,624	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.75% Floor)	9.82%		04/15/2028	290,289

	Mileage Plus Holdings LLC
97,500	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.73%		06/21/2027	100,524

	Minotaur Acquisition, Inc.
377,141	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.85%)	10.18%		03/30/2026	377,989

	Mirion Technologies US, Inc.
280,361	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.01%, 0.50% Floor)	8.36%		10/20/2028	281,412

	Mister Car Wash Holdings T/L (03/24)
85,000	Senior Secured Term Loan	8.33%	(g)	03/21/2031	85,301

	Mitchell International, Inc.
390,809	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%, 0.50% Floor)	9.19%		10/15/2028	391,411
55,000	Senior Secured Second Lien Term Loan (1 Month US Secured Overnight Financing Rate + 6.61%, 0.50% Floor)	11.94%		10/15/2029	55,034

	MIWD Holdco II LLC
90,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%		03/28/2031	90,535

	Monogram Food Solutions LLC
347,013	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.44%		08/27/2028	347,881

	Motion Finco SARL
555,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%)	9.07%		11/30/2029	554,792

	Nascar Holdings LLC
49,034	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		10/19/2026	49,301

	NEP Group, Inc.
234,120	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	223,805
33,885	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%) 1.50% PIK	8.69%		08/19/2026	32,392

	Newfold Digital Holdings Group, Inc.
279,609	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.93%, 0.75% Floor)	9.42%		02/10/2028	273,528

	Nouryon USA LLC
288,180	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%		04/03/2028	289,441
74,805	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.10%)	9.42%		04/03/2028	75,132

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	9

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	NRG Energy T/L B (03/24)
230,000	Senior Secured Term Loan	7.33%	(g)	03/27/2031	229,857

	Olympus Water US Holding Corp.
344,672	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.01%, 0.50% Floor)	9.32%		11/09/2028	345,298

	OMNIA Partners LLC
154,613	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.07%		07/25/2030	155,506

	OneDigital Borrower LLC
495,437	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.68%		11/16/2027	496,056

	Ontario Gaming GTA LP
428,943	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%		08/01/2030	430,935

	Organon & Co.
365,505	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.43%		06/02/2028	367,258

	Oryx Midstream Services Permian Basin LLC
374,063	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%		10/05/2028	375,901

	Outcomes Group Holdings, Inc.
94,750	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.51%)	8.69%		10/24/2025	94,883

	Pacific Dental Services T/L B (02/24)
350,000	Senior Secured Term Loan	8.58%	(g)	03/07/2031	350,511

	Packaging Coordinators Midco, Inc.
505,350	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.76%, 0.75% Floor)	9.07%		11/30/2027	507,000

	Packers Holdings LLC
143,255	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.75% Floor)	8.68%		03/09/2028	92,041

	Pactiv Evergreen Group Holdings, Inc.
23,941	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	24,052
187,784	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	188,653
41,341	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		09/25/2028	41,532

	Par Petroleum LLC
84,150	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.69%		02/28/2030	84,386

	PECF USS Intermediate Holding III Corp.
176,054	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.51%, 0.50% Floor)	9.82%		12/15/2028	134,902

	Penn Entertainment, Inc.
390,092	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.85%, 0.50% Floor)	8.18%		05/03/2029	390,946

	Peraton Corp.
372,581	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%		02/01/2028	372,961

	Perrigo Investments LLC
251,770	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.35%, 0.50% Floor)	7.68%		04/20/2029	251,351

	PetSmart LLC
846,459	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%		02/12/2028	845,579

	PG&E Corp.
95,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.83%		06/23/2027	95,267

	Phoenix Newco, Inc.
843,544	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		11/15/2028	846,421

10	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Playa Resorts Holding BV
326,222	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.58%	01/05/2029	327,558

	PointClickCare Technologies, Inc.
97,099	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.26%, 0.75% Floor)	8.57%	12/29/2027	97,403

	Polar US Borrower LLC
76,389	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%	10/15/2025	58,199
65,285	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.85%)	10.16%	10/15/2025	49,739

	Polaris Newco LLC
258,383	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.11%, 0.50% Floor)	9.57%	06/05/2028	256,183

	Pregis TopCo LLC
516,820	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%	07/31/2026	518,203

	Pretium PKG Holdings, Inc.
1,313	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	8.50%	10/02/2028	1,180
628	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	7.81%	10/02/2028	638
213,154	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.20%, 1.00% Floor) 1.40% PIK	8.50%	10/02/2028	191,572
65,000	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 7.01%, 0.50% Floor)	12.33%	10/01/2029	40,645
74,054	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.50%, 1.00% Floor) 2.50% PIK	7.81%	10/02/2028	75,211

	Proofpoint, Inc.
1,719,772	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%	08/31/2028	1,722,582

	Quikrete Holdings, Inc.
153,823	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	03/19/2029	154,077
70,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.50%)	7.94%	03/25/2031	70,117

	Radiology Partners T/L - TARGET
168,006	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	9.09%	01/31/2029	162,725

	RealPage, Inc.
854,360	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.44%	04/24/2028	832,346

	Restaurant Technologies, Inc.
35,705	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%	04/02/2029	35,448
378,413	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.60%	04/02/2029	375,694
35,705	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.57%	04/02/2029	35,448

	RH
223,282	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%, 0.50% Floor)	7.94%	10/20/2028	218,206

	Scientific Games Holdings LP
311,834	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.58%	04/04/2029	312,135

	Sinclair Television Group, Inc.
112,012	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%	09/30/2026	106,986

	SkyMiles IP Ltd.
108,750	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.07%	10/20/2027	112,296

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	11

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SMG US Midco 2, Inc.
219,986	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%	01/23/2025	220,182
81,112	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.76%)	8.07%	01/23/2025	81,184

	Sotera Health Holdings LLC
395,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.86%)	8.19%	12/11/2026	394,340

	Southern Veterinary Partners LLC
578,866	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 1.00% Floor)	9.44%	10/05/2027	580,169

	Spin Holdco, Inc.
152,885	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.59%	03/06/2028	141,981

	SRS Distribution, Inc.
1,737,659	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.61%, 0.50% Floor)	8.94%	06/05/2028	1,751,639

	Standard Aero Ltd.
151,031	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.50%)	8.82%	08/24/2028	151,423

	Starwood Property Mortgage LLC
99,237	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.75% Floor)	8.68%	07/27/2026	99,609

	Station Casinos LLC
145,000	Senior Secured First Lien Term Loan (CME Term SOFR 1 Month + 2.25%)	7.82%	03/14/2031	144,983

	StubHub Holdco Sub LLC
360,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.75%)	10.08%	03/12/2030	360,974

	SWF Holdings I Corp.
354,431	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%	10/06/2028	327,111

	Tamko Building Products LLC
417,900	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.83%	09/20/2030	418,422

	Team Health Holdings, Inc.
109,064	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.25%, 1.00% Floor)	10.56%	03/02/2027	97,067

	Tecta America Corp.
195,366	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%, 0.75% Floor)	9.44%	04/10/2028	196,114

	Telesat LLC
70,676	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.86%)	8.35%	12/07/2026	43,002

	Tempo Acquisition LLC
205,299	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	8.08%	08/31/2028	206,180

	Tiger Acquisition LLC
198,752	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.68%	06/01/2028	197,333

	Titan Acquisition Ltd./Canada
506,474	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%	03/28/2025	506,684
465,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 5.00%)	10.33%	02/01/2029	466,793

	TK Elevator US Newco, Inc.
625,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 3.50%)	8.83%	04/15/2030	627,822

	TransDigm, Inc.
507,023	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.06%	08/24/2028	506,177
149,625	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.25%)	8.60%	02/28/2031	150,526

	Travelport Finance Luxembourg SARL
150,713	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%	09/29/2028	141,125
42,996	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 8.26%, 1.00% Floor)	13.61%	09/29/2028	40,261

12	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Traverse Midstream Partners LLC
87,539	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.60%, 0.50% Floor)	8.82%		02/16/2028	87,867

	TricorBraun Holdings, Inc.
340,329	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		03/03/2028	336,941

	Trident TPI Holdings, Inc.
499,295	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.50% Floor)	9.57%		09/18/2028	500,091

	Triton Water Holdings, Inc.
513,566	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.51%, 0.50% Floor)	8.86%		03/31/2028	508,818

	Uber Technologies, Inc.
173,443	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		03/04/2030	174,389

	UFC Holdings LLC
378,932	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.01%, 0.75% Floor)	8.34%		04/29/2026	379,932

	UKG, Inc.
445,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.50%)	8.81%		02/10/2031	447,850
62,241	Senior Secured Second Lien Term Loan (3 Month US Secured Overnight Financing Rate + 5.35%, 0.50% Floor)	10.68%		05/03/2027	62,903

	Ultra Clean Holdings T/L (03/24)
130,000	Senior Secured Term Loan	8.82%	(g)	02/29/2028	130,325

	Ultra Clean Holdings, Inc.
90,868	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.86%)	9.19%		08/27/2025	91,095

	United Airlines, Inc.
435,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		02/24/2031	436,222

	Univision Communications, Inc.
197,428	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.56%		06/24/2029	198,094

	Upbound Group, Inc.
130,133	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.68%, 0.50% Floor)	9.12%		02/17/2028	130,323

	Vantage Specialty Chemicals, Inc.
39,500	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	10.07%		10/26/2026	39,130

	Verscend Holding Corp.
456,912	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.11%)	9.44%		08/27/2025	457,484

	Vestis Corp.
145,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 2.25%)	7.58%		02/24/2031	145,181

	Viad Corp.
192,426	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 5.11%, 0.50% Floor)	10.44%		07/31/2028	193,209

	Vibrantz Technologies, Inc.
138,781	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.40%, 0.50% Floor)	9.72%		04/23/2029	137,580

	Virgin Media Bristol LLC
500,000	Senior Secured First Lien Term Loan (6 Month US Secured Overnight Financing Rate + 3.35%)	8.79%		03/31/2031	493,263

	Vistra Operations Co. LLC
94,763	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.00%)	7.33%		12/20/2030	94,778

	Vistra Zero Operating Co. LLC
160,000	Senior Secured Term Loan (CME Term SOFR 1 Month + 2.75%)	8.07%		03/26/2031	160,200

	VT Topco, Inc.
104,738	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.58%		08/12/2030	105,149

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	13

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wand NewCo 3, Inc.
250,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.75%)	9.08%		01/30/2031	250,996

	WaterBridge Midstream Operating LLC
20,930	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%		06/21/2026	20,979
124,761	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 6.01%, 1.00% Floor)	11.34%		06/21/2026	125,054

	Wec US Holdings Ltd.
465,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		01/27/2031	465,000

	WestJet Airlines Ltd.
23,350	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.10%, 1.00% Floor)	8.43%		12/11/2026	23,374

	WestJet Loyalty LP
925,000	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 3.75%)	9.08%		02/14/2031	926,156

	Whatabrands LLC
873,180	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	8.69%		08/03/2028	874,712

	WhiteWater DBR HoldCo LLC
170,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.75%)	8.08%		03/03/2031	170,496

	WWEX Uni Topco Holdings LLC
72,483	Senior Secured First Lien Term Loan (3 Month US Secured Overnight Financing Rate + 4.26%, 0.75% Floor)	9.57%		07/26/2028	72,232

	Zayo Group Holdings, Inc.
421,026	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 3.11%)	8.44%		03/09/2027	370,623

	Ziggo Financing Partnership
235,000	Senior Secured First Lien Term Loan (1 Month US Secured Overnight Financing Rate + 2.61%)	7.94%		04/30/2028	231,916

	Total Bank Loans (Cost $84,182,300)				84,004,315

COLLATERALIZED LOAN OBLIGATIONS - 17.6%

	Aimco CDO
2,000,000	Series 2021-15A-D (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(a)	10/17/2034	1,994,332

	Apidos CLO
2,000,000	Series 2013-12A-DR (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/15/2031	1,964,842

	Babson CLO Ltd./Cayman Islands
1,737,500	Series 2015-2A-ER (CME Term SOFR 3 Month + 6.71%)	12.03%	(a)	10/20/2030	1,726,592

	Bain Capital Credit CLO
500,000	Series 2017-2A-DR2 (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.69%	(a)	07/25/2034	493,586
1,250,000	Series 2021-7A-D (CME Term SOFR 3 Month + 3.51%, 3.25% Floor)	8.83%	(a)	01/22/2035	1,224,648

	Blackstone, Inc.
1,500,000	Series 2018-1A-D (CME Term SOFR 3 Month + 2.76%)	8.08%	(a)	04/15/2031	1,480,780

	BlueMountain CLO Ltd.
3,770,000	Series 2013-2A-DR (CME Term SOFR 3 Month + 3.16%)	8.48%	(a)	10/22/2030	3,704,186
500,000	Series 2015-3A-CR (CME Term SOFR 3 Month + 2.86%)	8.18%	(a)	04/20/2031	481,597
1,000,000	Series 2016-3A-DR (CME Term SOFR 3 Month + 3.36%, 3.10% Floor)	8.67%	(a)	11/15/2030	971,500
1,000,000	Series 2017-2A-C (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	10/20/2030	977,557

	Canyon Capital CLO Ltd.
1,000,000	Series 2012-1RA-D (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	07/15/2030	998,736
2,000,000	Series 2014-1A-CR (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.33%	(a)	01/30/2031	1,911,797

	Canyon CLO
3,000,000	Series 2020-2A-DR (CME Term SOFR 3 Month + 3.41%, 3.15% Floor)	8.73%	(a)	10/15/2034	2,929,534
1,000,000	Series 2021-4A-B (CME Term SOFR 3 Month + 1.96%, 1.70% Floor)	7.28%	(a)	10/15/2034	999,797

14	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Series 2021-4A-D (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	10/15/2034	2,444,238
1,000,000	Series 2021-4A-E (CME Term SOFR 3 Month + 6.56%, 6.30% Floor)	11.88%	(a)	10/15/2034	990,580

	Carlyle Global Market Strategies
500,000	Series 2020-2A-CR (CME Term SOFR 3 Month + 3.46%, 3.20% Floor)	8.79%	(a)	01/25/2035	498,252
1,000,000	Series 2024-2A-D (CME Term SOFR 3 Month + 3.85%, 3.85% Floor)	0.00%	(a)	04/25/2037	1,000,000

	Cathedral Lake CLO Ltd.
3,500,000	Series 2021-8A-C (CME Term SOFR 3 Month + 2.88%, 2.62% Floor)	8.20%	(a)	01/20/2035	3,544,197
3,500,000	Series 2021-8A-D1 (CME Term SOFR 3 Month + 3.68%, 3.42% Floor)	9.00%	(a)	01/20/2035	3,434,097

	Chenango Park CLO
1,500,000	Series 2018-1A-C (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.58%	(a)	04/15/2030	1,472,533

	CIFC Funding Ltd.
1,000,000	Series 2019-3A-CR (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	10/16/2034	1,010,729

	Dryden Senior Loan Fund
2,500,000	Series 2013-28A-B1LR (CME Term SOFR 3 Month + 3.41%)	8.72%	(a)	08/15/2030	2,500,635
3,000,000	Series 2015-37A-DR (CME Term SOFR 3 Month + 2.76%, 2.50% Floor)	8.08%	(a)	01/15/2031	2,918,057
1,000,000	Series 2016-45A-DR (CME Term SOFR 3 Month + 3.41%, 3.15% Floor)	8.73%	(a)	10/15/2030	988,519
1,000,000	Series 2017-50A-D (CME Term SOFR 3 Month + 3.51%, 3.25% Floor)	8.83%	(a)	07/15/2030	993,522
1,000,000	Series 2019-68A-DR (CME Term SOFR 3 Month + 3.61%, 3.35% Floor)	8.93%	(a)	07/15/2035	1,001,090
900,000	Series 2020-77A-DR (CME Term SOFR 3 Month + 3.26%, 3.26% Floor)	8.58%	(a)	05/20/2034	900,132

	Halcyon Loan Advisors Funding Ltd.
315,196	Series 2014-2A-D (CME Term SOFR 3 Month + 5.26%)	10.58%	(a)(b)	04/28/2025	64,615
500,000	Series 2018-1A-A2 (CME Term SOFR 3 Month + 2.06%, 1.80% Floor)	7.38%	(a)	07/21/2031	500,965

	Hayfin US
2,000,000	Series 2018-8A-B (CME Term SOFR 3 Month + 1.74%, 1.48% Floor)	7.06%	(a)	04/20/2031	2,001,083

	Highbridge Loan Management Ltd.
1,500,000	Series 13A-18-D (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.58%	(a)	10/15/2030	1,477,932
2,000,000	Series 2013-2A-CR (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(a)	10/20/2029	1,995,622

	ING Investment Management CLO Ltd.
3,900,000	Series 2013-1A-CR (CME Term SOFR 3 Month + 3.21%)	8.53%	(a)	10/15/2030	3,810,414

	LCM LP
56,442	Series 19A-E2 (CME Term SOFR 3 Month + 5.96%, 5.70% Floor)	11.28%	(a)	07/15/2027	56,438
5,000,000	Series 26A-D (CME Term SOFR 3 Month + 2.76%, 2.50% Floor)	8.08%	(a)	01/20/2031	4,682,638
1,500,000	Series 27A-D (CME Term SOFR 3 Month + 3.21%)	8.53%	(a)	07/16/2031	1,410,189

	LCM XIII LP
3,175,000	Series 14A-DR (CME Term SOFR 3 Month + 3.01%)	8.33%	(a)	07/20/2031	2,977,846

	Madison Park Funding Ltd.
4,500,000	Series 2015-18A-BR (CME Term SOFR 3 Month + 1.86%)	7.18%	(a)	10/21/2030	4,503,055

	Magnetite CLO Ltd.
3,500,000	Series 2018-20A-D (CME Term SOFR 3 Month + 2.76%)	8.08%	(a)	04/20/2031	3,486,984
1,750,000	Series 2019-23A-DR (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.64%	(a)	01/25/2035	1,746,127

	Marble Point CLO
3,500,000	Series 2021-3A-D1 (CME Term SOFR 3 Month + 3.76%, 3.50% Floor)	9.08%	(a)	10/17/2034	3,483,464

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	15

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Myers Park CLO
1,000,000	Series 2018-1A-D (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	10/20/2030	997,265

	Neuberger Berman CLO Ltd.
1,000,000	Series 2016-21A-DR2 (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(a)	04/20/2034	1,002,013
4,000,000	Series 2017-16SA-DR (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(a)	04/15/2034	3,991,812
1,500,000	Series 2017-25A-DR (CME Term SOFR 3 Month + 3.11%, 2.85% Floor)	8.41%	(a)	10/18/2029	1,503,816
1,000,000	Series 2017-26A-D (CME Term SOFR 3 Month + 2.91%, 2.65% Floor)	8.21%	(a)	10/18/2030	1,002,010
1,500,000	Series 2018-28A-D (CME Term SOFR 3 Month + 3.11%)	8.43%	(a)	04/20/2030	1,503,861
1,000,000	Series 2020-38A-DR (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.58%	(a)	10/20/2035	1,000,946

	Oak Hill Credit Partners
2,500,000	Series 2021-16A-E (CME Term SOFR 3 Month + 6.36%, 6.10% Floor)	11.66%	(a)	10/18/2034	2,520,640

	Octagon Investment Partners Ltd.
4,500,000	Series 2012-1A-CRR (CME Term SOFR 3 Month + 4.16%, 3.90% Floor)	9.48%	(a)	07/15/2029	4,516,974
500,000	Series 2014-1A-CR3 (CME Term SOFR 3 Month + 3.01%, 2.75% Floor)	8.32%	(a)	02/14/2031	497,868
1,250,000	Series 2017-1A-D (CME Term SOFR 3 Month + 6.46%)	11.78%	(a)(b)	03/17/2030	1,178,316
4,000,000	Series 2018-1A-C (CME Term SOFR 3 Month + 2.86%, 2.60% Floor)	8.18%	(a)	01/20/2031	3,848,878
3,000,000	Series 2018-2A-C (CME Term SOFR 3 Month + 3.11%)	8.44%	(a)	07/25/2030	2,916,297
500,000	Series 2019-1A-ER (CME Term SOFR 3 Month + 7.26%, 7.00% Floor)	12.58%	(a)	01/20/2035	481,715
1,000,000	Series 2020-2A-DR (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(a)	07/15/2036	998,967

	Park Avenue Institutional Advisers CLO Ltd.
500,000	Series 2021-2A-D (CME Term SOFR 3 Month + 3.66%, 3.40% Floor)	8.98%	(a)	07/15/2034	492,813

	RR Ltd./Cayman Islands
4,000,000	Series 2018-4A-C (CME Term SOFR 3 Month + 3.21%, 0.26% Floor)	8.53%	(a)	04/15/2030	3,972,471

	Sound Point CLO Ltd.
2,000,000	Series 2015-2A-DRRR (CME Term SOFR 3 Month + 4.76%, 4.50% Floor)	10.08%	(a)	07/20/2032	1,905,500
6,000,000	Series 2019-2A-DR (CME Term SOFR 3 Month + 3.56%, 3.30% Floor)	8.88%	(a)	07/15/2034	5,689,881
1,000,000	Series 2020-1A-DR (CME Term SOFR 3 Month + 3.61%, 3.61% Floor)	8.93%	(a)	07/20/2034	950,732
5,000,000	Series 2020-2A-DR (CME Term SOFR 3 Month + 3.61%, 3.35% Floor)	8.94%	(a)	10/25/2034	4,750,979
3,375,000	Series 2021-4A-D (CME Term SOFR 3 Month + 3.66%, 3.66% Floor)	8.99%	(a)	10/25/2034	3,305,452

	Steele Creek CLO Ltd.
5,000,000	Series 2019-2A-BR (CME Term SOFR 3 Month + 2.11%, 1.85% Floor)	7.43%	(a)	07/15/2032	5,002,069

	Stewart Park CLO
3,500,000	Series 2015-1A-DR (CME Term SOFR 3 Month + 2.86%, 2.60% Floor)	8.18%	(a)	01/15/2030	3,435,514

	Symphony CLO Ltd.
1,500,000	Series 2015-16A-DR (CME Term SOFR 3 Month + 3.31%, 3.05% Floor)	8.63%	(a)	10/15/2031	1,472,297

	TIAA CLO Ltd.
1,500,000	Series 2017-2A-B (CME Term SOFR 3 Month + 1.76%)	7.08%	(a)	01/16/2031	1,501,526

	Trimaran CAVU LLC
6,000,000	Series 2019-1A-B (CME Term SOFR 3 Month + 2.46%, 2.20% Floor)	7.78%	(a)	07/20/2032	6,004,896

	Upland CLO
500,000	Series 2016-1A-CR (CME Term SOFR 3 Month + 3.16%)	8.48%	(a)	04/20/2031	490,871

	Vibrant CLO Ltd.
500,000	Series 2015-3A-A2RR (CME Term SOFR 3 Month + 2.11%, 0.26% Floor)	7.43%	(a)	10/20/2031	501,301

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Voya CLO Ltd.
1,500,000	Series 2017-3A-CR (CME Term SOFR 3 Month + 3.41%)	8.73%	(a)	04/20/2034	1,502,408

	Wind River CLO Ltd.
2,000,000	Series 2013-2A-E1R (CME Term SOFR 3 Month + 7.01%)	12.31%	(a)(b)	10/18/2030	1,819,156
2,000,000	Series 2014-1A-DRR (CME Term SOFR 3 Month + 3.26%, 3.00% Floor)	8.56%	(a)	07/18/2031	1,878,927
4,000,000	Series 2014-2A-DR (CME Term SOFR 3 Month + 3.16%, 2.90% Floor)	8.48%	(a)	01/15/2031	3,874,644
2,000,000	Series 2014-2A-ER (CME Term SOFR 3 Month + 6.01%, 5.75% Floor)	11.33%	(a)(b)	01/15/2031	1,674,197
1,500,000	Series 2014-3A-DR2 (CME Term SOFR 3 Month + 3.66%, 3.40% Floor)	8.98%	(a)	10/22/2031	1,390,886
2,000,000	Series 2017-1A-DR (CME Term SOFR 3 Month + 3.98%, 3.72% Floor)	9.28%	(a)	04/18/2036	1,969,178
1,750,000	Series 2017-1A-ER (CME Term SOFR 3 Month + 7.32%, 7.06% Floor)	12.62%	(a)	04/18/2036	1,645,127
1,500,000	Series 2018-1A-D (CME Term SOFR 3 Month + 3.16%)	8.48%	(a)	07/15/2030	1,460,266
3,500,000	Series 2018-2A-D (CME Term SOFR 3 Month + 3.26%)	8.58%	(a)	07/15/2030	3,375,038
500,000	Series 2021-3A-D (CME Term SOFR 3 Month + 3.61%, 3.35% Floor)	8.93%	(a)	07/20/2033	487,067
1,000,000	Series 2021-4A-D (CME Term SOFR 3 Month + 3.46%, 3.20% Floor)	8.78%	(a)	01/20/2035	967,073

	Total Collateralized Loan Obligations (Cost $170,880,163)				167,235,084

FOREIGN CORPORATE BONDS - 5.2%
44,000	1375209 BC Ltd.	9.00%	(a)	01/30/2028	43,168
349,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	297,039
1,136,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	969,252
200,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	183,722
200,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	184,922
600,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	535,529
400,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	318,903
400,000	Adani Transmission Step-One Ltd.	4.00%		08/03/2026	376,274
250,000	Adaro Indonesia PT	4.25%		10/31/2024	246,862
600,000	AES Andes SA (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	594,489
200,000	Agrosuper SA	4.60%		01/20/2032	172,917
412,499	AI Candelaria Spain SA	7.50%		12/15/2028	404,295
500,000	AI Candelaria Spain SA	5.75%	(a)	06/15/2033	406,180
500,000	AI Candelaria Spain SA	5.75%		06/15/2033	406,180
200,000	Altice Financing SA	5.00%	(a)	01/15/2028	164,781
200,000	Altice France Holding SA	6.00%	(a)	02/15/2028	57,132
255,000	Altice France SA/France	5.50%	(a)	10/15/2029	173,346
200,000	ARD Finance SA 7.25% PIK	6.50%	(a)	06/30/2027	67,138
215,000	Ardonagh Finco Ltd.	7.75%	(a)	02/15/2031	214,249
210,918	Avation Capital SA 9.00% PIK	8.25%	(a)	10/31/2026	181,428
600,000	Banco Davivienda SA (10 Year CMT Rate + 5.10%)	6.65%	(a)(i)	04/22/2031	422,250
300,000	Banco de Credito del Peru SA	5.85%	(a)	01/11/2029	303,674
600,000	Banco de Credito del Peru SA (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	575,015
140,000	Banco de Credito del Peru SA (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	129,397
100,000	Banco GNB Sudameris SA (5 Year CMT Rate + 4.56%)	7.05%		04/03/2027	99,981
300,000	Banco GNB Sudameris SA (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	261,624
300,000	Banco Industrial SA/Guatemala (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	287,622
1,200,000	Banco Internacional del Peru SAA Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,153,324

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	17

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
800,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.35%)	7.63%	(i)	01/10/2028	801,366
200,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.47%)	7.50%	(i)	06/27/2029	199,641
200,000	Banco Mercantil del Norte SA/Grand Cayman (10 Year CMT Rate + 5.47%)	7.50%	(a)(i)	06/27/2029	199,641
500,000	Bancolombia SA (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	487,707
1,300,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	1,208,986
200,000	BBVA Bancomer SA/Texas (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	189,398
170,000	Bombardier, Inc.	7.88%	(a)	04/15/2027	170,225
165,000	Bombardier, Inc.	8.75%	(a)	11/15/2030	176,389
200,000	Braskem Idesa SAPI	6.99%		02/20/2032	155,382
1,000,000	Braskem Netherlands Finance BV (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	1,003,635
400,000	Buffalo Energy Mexico Holdings / Buffalo Energy Infrastructure / Buffalo Energy	7.88%	(a)	02/15/2039	433,326
600,000	Canacol Energy Ltd.	5.75%		11/24/2028	266,022
900,000	CAP SA	3.90%		04/27/2031	707,548
600,000	CAP SA	3.90%	(a)	04/27/2031	471,699
900,000	Cemex SAB de CV (5 Year CMT Rate + 4.53%)	5.13%	(i)	06/08/2026	870,374
1,980,564	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	1,557,713
600,000	Cia de Minas Buenaventura SAA	5.50%		07/23/2026	579,229
160,400	Cometa Energia SAB de CV	6.38%		04/24/2035	161,806
800,000	Cosan Overseas Ltd.	8.25%	(i)	05/05/2024	819,499
600,000	Credito Real SAB de CV SOFOM ER (5 Year CMT Rate + 7.03%)	9.13%	(h)(i)	11/29/2027	1,560
600,000	CSN Resources SA	5.88%		04/08/2032	525,342
600,000	CT Trust	5.13%		02/03/2032	532,358
600,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	558,615
189,821	Digicel Group Holdings Ltd.	0.00%	(a)(b)	12/31/2030	29,327
37,870	Digicel Group Holdings Ltd.	0.00%	(a)(b)	12/31/2030	34,970
340,696	Digicel Group Holdings Ltd.	0.00%	(a)(b)	12/31/2030	3,912
3,474	Digicel Group Holdings Ltd.	0.00%	(a)(b)	12/31/2030	2,806
525,800	Empresa Electrica Angamos SA	4.88%		05/25/2029	476,546
629,160	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	609,507
400,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	334,553
187,869	Fermaca Enterprises S de RL de CV	6.38%		03/30/2038	183,916
343,720	Fideicomiso PA Pacifico Tres	8.25%		01/15/2035	326,776
400,000	Freeport Indonesia PT	4.76%		04/14/2027	391,553
400,000	Freeport Indonesia PT	5.32%		04/14/2032	391,675
400,000	Freeport Indonesia PT	5.32%	(a)	04/14/2032	391,675
200,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	192,312
400,000	Frigorifico Concepcion SA	7.70%		07/21/2028	350,848
230,000	Garda World Security Corp.	4.63%	(a)	02/15/2027	220,550
180,000	Garda World Security Corp.	6.00%	(a)	06/01/2029	161,324
700,000	Geopark Ltd.	5.50%		01/17/2027	636,335
180,000	GGAM Finance Ltd.	6.88%	(a)	04/15/2029	181,125
255,580	Global Aircraft Leasing Co. Ltd. 7.25% PIK	6.50%	(a)	09/15/2024	243,354
200,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	199,376
300,000	Gran Tierra Energy, Inc.	9.50%	(a)	10/15/2029	280,573
856,790	Guara Norte SARL	5.20%		06/15/2034	782,395
320,000	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.00%	(a)	02/15/2029	331,318
210,000	INEOS Finance PLC	7.50%	(a)	04/15/2029	210,910
600,000	Inkia Energy Ltd.	5.88%		11/09/2027	587,665
200,000	InRetail Consumer	3.25%		03/22/2028	179,811
100,000	InRetail Shopping Malls	5.75%		04/03/2028	97,643
150,000	Intelsat Jackson Holdings SA	6.50%	(a)	03/15/2030	139,735

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
35,079	Invepar Holdings	0.00%	(b)(h)	12/30/2028	–
400,000	Itau Unibanco Holding SA/Cayman Island (5 Year CMT Rate + 3.22%)	4.63%	(i)	02/27/2025	376,655
241,500	JSW Hydro Energy Ltd.	4.13%		05/18/2031	214,251
200,000	Kallpa Generacion SA	4.13%		08/16/2027	190,270
160,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.	5.00%	(a)	12/31/2026	156,978
200,000	KUO SAB De CV	5.75%		07/07/2027	188,697
774,200	LLPL Capital Pte Ltd.	6.88%		02/04/2039	775,175
851,620	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	852,693
85,000	Macquarie Airfinance Holdings Ltd.	6.50%	(a)	03/26/2031	86,580
800,000	MARB BondCo PLC	3.95%		01/29/2031	660,229
330,000	Mattamy Group Corp.	4.63%	(a)	03/01/2030	300,291
200,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	194,012
335,000	Merlin Entertainments Group US Holdings, Inc.	7.38%	(a)	02/15/2031	337,820
600,000	Mexarrend SAPI de CV	10.25%	(a)(h)	07/24/2024	126,000
442,484	Mexico Generadora de Energia S de RL	5.50%		12/06/2032	435,952
360,000	Millicom International Cellular SA	6.63%		10/15/2026	358,670
720,000	Millicom International Cellular SA	6.25%		03/25/2029	703,631
1,500,000	Minejesa Capital BV	5.63%		08/10/2037	1,365,845
600,000	Minerva Luxembourg SA	4.38%		03/18/2031	502,002
400,000	Minerva Luxembourg SA	8.88%		09/13/2033	421,112
600,000	Minsur SA	4.50%		10/28/2031	526,257
461,145	Mong Duong Finance Holdings BV	5.13%		05/07/2029	441,212
886,996	MV24 Capital BV	6.75%		06/01/2034	835,289
400,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65%	(i)	01/15/2025	397,654
400,000	Nexa Resources SA	5.38%		05/04/2027	390,816
135,000	Ontario Gaming GTA LP/OTG Co.-Issuer, Inc.	8.00%	(a)	08/01/2030	139,154
252,000	Orazul Energy Peru SA	5.63%		04/28/2027	238,856
800,000	Oversea-Chinese Banking Corp. Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	756,439
340,000	Parkland Corp.	4.63%	(a)	05/01/2030	313,746
160,000	Primo Water Holdings, Inc.	4.38%	(a)	04/30/2029	147,286
629,489	Prumo Participacoes e Investimentos S/A	7.50%		12/31/2031	629,156
500,000	Reliance Industries Ltd.	3.67%		11/30/2027	474,185
200,000	Rumo Luxembourg Sarl	4.20%		01/18/2032	170,082
1,040,000	Rutas 2 & 7 Finance Ltd.	0.00%		09/30/2036	710,155
1,000,000	Sasol Financing USA LLC	5.50%		03/18/2031	843,314
155,000	Seaspan Corp.	5.50%	(a)	08/01/2029	135,378
200,000	Simpar Europe SA	5.20%		01/26/2031	174,997
200,000	Southern Copper Corp.	3.88%		04/23/2025	196,147
250,000	Superior Plus LP / Superior General Partner, Inc.	4.50%	(a)	03/15/2029	231,347
25,000	Telesat Canada / Telesat LLC	4.88%	(a)	06/01/2027	13,023
180,934	Tierra Mojada Luxembourg II SARL	5.75%		12/01/2040	166,380
165,000	Titan Acquisition Ltd. / Titan Co.-Borrower LLC	7.75%	(a)	04/15/2026	164,943
528,255	UEP Penonome II SA	6.50%	(a)	10/01/2038	413,360
704,340	UEP Penonome II SA	6.50%		10/01/2038	551,146
2,800,000	Unifin Financiera SAB de CV (5 Year CMT Rate + 6.31%)	8.88%	(h)(i)	01/29/2025	14,280
400,000	Unigel Luxembourg SA	8.75%	(h)	10/01/2026	124,680
400,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	371,437
800,000	UPL Corp. Ltd.	4.63%		06/16/2030	644,477
1,222,000	Vedanta Resources Ltd.	13.88%		12/09/2028	1,070,576
325,000	VZ Secured Financing BV	5.00%	(a)	01/15/2032	279,361

	Total Foreign Corporate Bonds (Cost $54,911,347)				49,092,640

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	19

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS - 1.1%
600,000	Banco do Brasil SA/Cayman (10 Year CMT Rate + 4.40%)	6.25%	(i)	10/15/2024	603,361
800,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	724,639
200,000	Bank Negara Indonesia Persero Tbk PT	3.75%		03/30/2026	191,142
564,031	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	414,652
2,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,246,194
600,000	Corp. Financiera de Desarrollo SA (3 Month LIBOR USD + 5.61%)	5.25%	(f)	07/15/2029	599,502
1,500,000	Ecopetrol SA	5.88%		11/02/2051	1,080,754
200,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.75%		05/15/2025	197,584
300,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	5.45%		05/15/2030	296,664
262,054	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	260,178
1,400,000	Mexico Government International Bond	6.34%		05/04/2053	1,384,736
1,500,000	Panama Government International Bond	3.87%		07/23/2060	873,705
900,000	Petroleos del Peru SA	4.75%		06/19/2032	712,428
400,000	Petroleos del Peru SA	5.63%		06/19/2047	269,064
900,000	Petroleos Mexicanos	6.75%		09/21/2047	599,202
700,000	Republic of South Africa Government International Bond	4.30%		10/12/2028	629,853

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $12,110,775)				10,083,658

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 9.2%

	Arbor Multifamily Mortgage Securities Trust
10,194,000	Series 2021-MF3-XD	1.18%	(a)(j)(k)	10/15/2054	727,946

	Arbor Realty Trust, Inc.
15,206,956	Series 2020-MF1-XA	0.95%	(a)(j)(k)	05/15/2053	666,112

	AREIT Trust
1,017,000	Series 2019-CRE3-D (CME Term SOFR 1 Month + 2.76%, 2.76% Floor)	8.09%	(a)	09/14/2036	948,944

	Banc of America Re-Remic Trust
1,500,000	Series 2018-DSNY-C (CME Term SOFR 1 Month + 1.65%, 1.60% Floor)	6.97%	(a)	09/15/2034	1,492,950

	BANK
9,610,389	Series 2017-BNK5-XA	0.94%	(j)(k)	06/15/2060	219,615
58,287,168	Series 2018-BN11-XA	0.45%	(j)(k)	03/15/2061	950,973

	BBCMS Trust
1,675,000	Series 2019-BWAY-E (CME Term SOFR 1 Month + 2.96%, 2.85% Floor)	8.29%	(a)	11/15/2034	158,270

	BB-UBS Trust
1,197,590	Series 2012-TFT-TE	3.56%	(a)(b)(j)	06/05/2030	993,223

	BDS Ltd.
875,093	Series 2021-FL10-A (CME Term SOFR 1 Month + 1.46%, 1.46% Floor)	6.79%	(a)	12/16/2036	869,310

	Benchmark Mortgage Trust
56,222,725	Series 2022-B32-XA	0.46%	(a)(j)(k)	01/15/2055	1,106,424

	BLP Commercial Mortgage Trust
750,000	Series 2024-IND2-D (CME Term SOFR 1 Month + 2.59%, 2.59% Floor)	7.92%	(a)	03/15/2041	752,579

	BPR Trust
2,866,000	Series 2021-TY-D (CME Term SOFR 1 Month + 2.46%, 2.35% Floor)	7.79%	(a)	09/15/2038	2,829,546

	BX Trust
1,575,000	Series 2019-CALM-E (CME Term SOFR 1 Month + 2.11%, 2.00% Floor)	7.44%	(a)	11/15/2032	1,566,359
1,800,000	Series 2019-IMC-D (CME Term SOFR 1 Month + 1.95%, 1.90% Floor)	7.27%	(a)	04/15/2034	1,796,169
1,484,812	Series 2021-21M-A (CME Term SOFR 1 Month + 0.84%, 0.73% Floor)	6.17%	(a)	10/15/2036	1,473,774
1,028,000	Series 2021-CIP-B (CME Term SOFR 1 Month + 1.39%, 1.27% Floor)	6.71%	(a)	12/15/2038	1,016,332

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carbon Capital VI Commercial Mortgage Trust
1,119,631	Series 2019-FL2-B (CME Term SOFR 1 Month + 2.96%, 2.85% Floor)	8.29%	(a)	10/15/2035	1,013,982

	CFCRE Commercial Mortgage Trust
3,649,890	Series 2016-C4-XA	1.60%	(j)(k)	05/10/2058	82,596

	Citigroup Commercial Mortgage Trust
1,463,627	Series 2014-GC25-XA	0.94%	(j)(k)	10/10/2047	1,666
6,268,224	Series 2016-C1-XA	1.82%	(j)(k)	05/10/2049	182,415
2,170,166	Series 2016-P4-XA	1.88%	(j)(k)	07/10/2049	67,280

	Citigroup/Deutsche Bank Commercial Mortgage Trust
8,522,621	Series 2017-CD3-XA	0.95%	(j)(k)	02/10/2050	171,593
1,670,650	Series 2020-C9-A2	1.90%		08/15/2053	1,583,475

	CLNC Ltd.
1,216,000	Series 2019-FL1-B (CME Term SOFR 1 Month + 2.01%, 1.90% Floor)	7.34%	(a)	08/20/2035	1,188,856

	Commercial Mortgage Pass Through Certificates
412,206	Series 2014-CR17-XA	0.77%	(j)(k)	05/10/2047	31
10,318,286	Series 2015-CR25-XA	0.79%	(j)(k)	08/10/2048	81,882
6,437,044	Series 2015-CR27-XA	0.90%	(j)(k)	10/10/2048	64,290
1,227,000	Series 2015-DC1-C	4.27%	(j)	02/10/2048	1,116,340
1,448,305	Series 2015-DC1-XA	0.93%	(j)(k)	02/10/2048	5,820
8,662,773	Series 2015-LC21-XA	0.62%	(j)(k)	07/10/2048	43,992
2,525,399	Series 2016-DC2-XA	0.91%	(j)(k)	02/10/2049	31,044
2,228,000	Series 2018-HCLV-D (CME Term SOFR 1 Month + 2.47%, 2.18% Floor)	7.80%	(a)	09/15/2033	1,560,535

	Computershare Corporate Trust
100,000	Series 2015-C27-C	3.89%		02/15/2048	87,379
400,000	Series 2015-C28-C	4.08%	(j)	05/15/2048	363,359
9,170,396	Series 2015-C30-XA	0.87%	(j)(k)	09/15/2058	80,812
4,802,100	Series 2015-C31-XA	0.95%	(j)(k)	11/15/2048	51,891
1,681,458	Series 2015-NXS1-XA	1.06%	(j)(k)	05/15/2048	8,973
6,112,764	Series 2015-NXS2-XA	0.58%	(j)(k)	07/15/2058	29,745
1,834,536	Series 2016-C33-XA	1.56%	(j)(k)	03/15/2059	41,785
3,523,044	Series 2016-NXS6-XA	1.59%	(j)(k)	11/15/2049	93,248
13,275,479	Series 2017-C38-XA	0.93%	(j)(k)	07/15/2050	301,428
1,886,831	Series 2017-RC1-XA	1.38%	(j)(k)	01/15/2060	61,887
2,267,000	Series 2018-C47-C	4.92%	(j)	09/15/2061	2,097,765
1,000,000	Series 2021-SAVE-D (CME Term SOFR 1 Month + 2.61%, 2.50% Floor)	7.94%	(a)	02/15/2040	983,325
1,000,000	Series 2021-SAVE-E (CME Term SOFR 1 Month + 3.76%, 3.65% Floor)	9.09%	(a)	02/15/2040	979,711

	Credit Suisse Mortgage Capital Certificates
1,974,822	Series 2014-USA-X1	0.54%	(a)(j)(k)	09/15/2037	8,999
1,396,526	Series 2019-ICE4-D (CME Term SOFR 1 Month + 1.65%, 1.60% Floor)	6.97%	(a)	05/15/2036	1,396,004

	CSAIL Commercial Mortgage Trust
2,202,585	Series 2015-C1-XA	0.80%	(j)(k)	04/15/2050	5,793
39,185,686	Series 2018-CX12-XA	0.54%	(j)(k)	08/15/2051	797,609
31,829,133	Series 2021-C20-XA	0.99%	(j)(k)	03/15/2054	1,592,841
18,269,000	Series 2021-C20-XD	1.46%	(a)(j)(k)	03/15/2054	1,490,169

	ELP Commercial Mortgage Trust
1,765,944	Series 2021-ELP-C (CME Term SOFR 1 Month + 1.43%, 1.32% Floor)	6.76%	(a)	11/15/2038	1,749,142

	Fontainebleau Miami Beach Trust
2,264,000	Series 2019-FBLU-G	3.96%	(a)(j)	12/10/2036	2,178,932

	FS Rialto
1,168,212	Series 2021-FL3-A (CME Term SOFR 1 Month + 1.36%, 1.36% Floor)	6.69%	(a)	11/16/2036	1,166,180
1,450,000	Series 2022-FL4-AS (US 30 Day Average Secured Overnight Financing Rate + 2.40%, 2.40% Floor)	7.72%	(a)	01/19/2039	1,430,496
	Granite Point Mortgage Trust, Inc.
1,000,000	Series 2021-FL4-B (CME Term SOFR 1 Month + 2.06%, 1.95% Floor)	7.39%	(a)	12/15/2036	935,520

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	21

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Great Wolf Trust
1,450,000	Series 2024-WOLF-A (CME Term SOFR 1 Month + 1.54%, 1.54% Floor)	6.84%	(a)	03/15/2039	1,454,605

	GS Mortgage Securities Corp. II
6,240,176	Series 2014-GC24-XA	0.67%	(j)(k)	09/10/2047	3,814
6,762,903	Series 2015-GS1-XA	0.75%	(j)(k)	11/10/2048	64,519
5,245,871	Series 2016-GS2-XA	1.73%	(j)(k)	05/10/2049	135,113
442,000	Series 2018-GS10-WLSD	4.74%	(a)(j)	03/10/2033	386,596
553,000	Series 2018-GS10-WLSE	4.74%	(a)(j)	03/10/2033	473,213
1,509,000	Series 2018-RIVR-E (CME Term SOFR 1 Month + 1.85%, 1.80% Floor)	7.17%	(a)	07/15/2035	396,112
850,000	Series 2018-TWR-E (CME Term SOFR 1 Month + 2.40%, 2.10% Floor)	7.72%	(a)	07/15/2031	267,750
850,000	Series 2018-TWR-F (CME Term SOFR 1 Month + 3.10%, 2.80% Floor)	8.42%	(a)	07/15/2031	174,038
850,000	Series 2018-TWR-G (CME Term SOFR 1 Month + 4.22%, 3.93% Floor)	9.55%	(a)	07/15/2031	35,700

	GSCG Trust
2,377,000	Series 2019-600C-E	3.99%	(a)(b)(j)	09/06/2034	244,641

	IMT Trust
2,271,000	Series 2017-APTS-CFX	3.50%	(a)(j)	06/15/2034	2,245,959

	JP Morgan Chase Commercial Mortgage Securities
1,376,000	Series 2014-C20-C	4.48%	(j)	07/15/2047	1,103,537
4,940,842	Series 2016-JP4-XA	0.57%	(j)(k)	12/15/2049	57,175
1,957,000	Series 2018-WPT-EFX	5.36%	(a)(j)	07/05/2033	1,454,844
766,000	Series 2019-UES-C	4.34%	(a)	05/05/2032	762,499
784,000	Series 2019-UES-D	4.45%	(a)(j)	05/05/2032	779,811
915,000	Series 2019-UES-E	4.45%	(a)(j)	05/05/2032	909,330
960,000	Series 2019-UES-F	4.45%	(a)(j)	05/05/2032	953,235
1,049,000	Series 2019-UES-G	4.45%	(a)(j)	05/05/2032	1,039,402
1,685,000	Series 2020-NNN-EFX	3.97%	(a)	01/16/2037	801,015

	JPMBB Commercial Mortgage Securities Trust
247,274	Series 2014-C18-XA	0.39%	(j)(k)	02/15/2047	11
2,973,000	Series 2014-C21-C	4.62%	(j)	08/15/2047	2,760,337
100,000	Series 2014-C23-C	4.48%	(j)	09/15/2047	96,532
1,115,000	Series 2015-C29-C	4.19%	(j)	05/15/2048	1,012,590
2,938,484	Series 2015-C29-XA	0.54%	(j)(k)	05/15/2048	12,444
3,834,677	Series 2015-C31-XA	0.80%	(j)(k)	08/15/2048	32,286
470,000	Series 2015-C33-C	4.64%	(j)	12/15/2048	418,400

	KREF
1,780,000	Series 2021-FL2-A (CME Term SOFR 1 Month + 1.18%, 1.07% Floor)	6.51%	(a)	02/15/2039	1,753,170

	Ladder Capital Commercial Mortgage Securities LLC
2,532,000	Series 2017-LC26-C	4.71%	(a)	07/12/2050	2,177,394

	LFT CRE Ltd.
1,470,000	Series 2021-FL1-B (CME Term SOFR 1 Month + 1.86%, 1.86% Floor)	7.19%	(a)	06/15/2039	1,442,396

	LSTAR Commercial Mortgage Trust
2,344,427	Series 2016-4-XA	1.66%	(a)(j)(k)	03/10/2049	25,383
11,382,859	Series 2017-5-X	0.83%	(a)(j)(k)	03/10/2050	170,154

	Lument Finance Trust, Inc.
1,828,692	Series 2021-FL1-A (CME Term SOFR 1 Month + 1.28%, 1.28% Floor)	6.61%	(a)	06/15/2039	1,821,099

	Merit 2020
670,000	Series 2021-STOR-C (CME Term SOFR 1 Month + 1.16%, 1.05% Floor)	6.49%	(a)	07/15/2038	662,645

	MF1 Multifamily Housing Mortgage Loan Trust
2,200,000	Series 2021-FL7-C (CME Term SOFR 1 Month + 2.16%, 2.05% Floor)	7.49%	(a)	10/16/2036	2,118,268
1,380,000	Series 2024-FL14-A (CME Term SOFR 1 Month + 1.74%, 1.74% Floor)	7.06%	(a)	03/19/2039	1,384,354

	MFT Trust
2,538,000	Series 2020-ABC-D	3.48%	(a)(j)	02/10/2042	1,348,588

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust
100,000	Series 2014-C18-C	4.46%	(j)	10/15/2047	96,571
274,000	Series 2015-C27-C	4.49%	(j)	12/15/2047	255,848

	Morgan Stanley Capital I, Inc.
2,489,000	Series 2019-NUGS-F (CME Term SOFR 1 Month + 2.96%, 4.34% Floor)	8.28%	(a)(b)	12/15/2036	418,288

	Natixis Commercial Mortgage Securities Trust
1,919,000	Series 2018-FL1-C (Prime Rate + 0.00%)	8.50%	(a)	06/15/2035	803,442
1,183,000	Series 2020-2PAC-AMZ1	3.50%	(a)(j)	01/15/2037	993,002
685,000	Series 2020-2PAC-AMZ2	3.50%	(a)(j)	01/15/2037	534,210
639,000	Series 2020-2PAC-AMZ3	3.50%	(a)(b)(j)	01/15/2037	442,201

	One New York Plaza Trust
1,500,000	Series 2020-1NYP-C (CME Term SOFR 1 Month + 2.31%, 2.20% Floor)	7.64%	(a)	01/15/2036	1,384,268

	RLGH Trust
2,750,000	Series 2021-TROT-D (CME Term SOFR 1 Month + 1.83%, 1.71% Floor)	7.15%	(a)	04/15/2036	2,698,067

	Soho Trust
2,874,000	Series 2021-SOHO-B	2.70%	(a)(j)	08/10/2038	1,841,947

	Starwood Property Mortgage Trust
961,000	Series 2019-FL1-D (CME Term SOFR 1 Month + 2.46%, 2.46% Floor)	7.79%	(a)	07/15/2038	905,078

	TPG Real Estate Finance Issuer Ltd.
1,160,000	Series 2021-FL4-B (CME Term SOFR 1 Month + 1.96%, 1.85% Floor)	7.29%	(a)	03/15/2038	1,101,381

	UBS Commercial Mortgage Trust
1,097,000	Series 2018-C8-C	4.68%	(j)	02/15/2051	944,667
12,629,950	Series 2018-C8-XA	0.81%	(j)(k)	02/15/2051	338,101

	VMC Finance LLC
1,321,442	Series 2019-FL3-D (CME Term SOFR 1 Month + 2.76%, 2.65% Floor)	8.09%	(a)	09/15/2036	1,288,239

	WF-RBS Commercial Mortgage Trust
2,356,322	Series 2014-C21-XA	0.97%	(j)(k)	08/15/2047	1,305

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $116,446,593)				87,722,890

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2%

	ACE Securities Corp.
2,721,565	Series 2007-HE1-A2A (CME Term SOFR 1 Month + 0.29%, 0.18% Floor)	5.62%		01/25/2037	1,627,169
1,104,665	Series 2007-HE1-A2D (CME Term SOFR 1 Month + 0.61%, 0.50% Floor)	5.94%		01/25/2037	660,428

	AMSR Trust
1,000,000	Series 2020-SFR4-E1	2.21%	(a)	11/17/2037	934,144
5,122,000	Series 2021-SFR3-G	3.80%	(a)	10/17/2038	4,564,472

	APS Resecuritization Trust
7,765,840	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	4.47%	(a)	10/27/2046	6,633,234

	Asset Backed Securities Corp. Home Equity
1,561,905	Series 2007-HE2-A4 (CME Term SOFR 1 Month + 0.34%, 0.23% Floor)	5.67%		05/25/2037	1,089,713

	Bear Stearns Adjustable Rate Mortgage Trust
939,610	Series 2006-2-2A1	4.19%	(j)	07/25/2036	792,866

	Bear Stearns Alt-A Trust
681,658	Series 2006-4-22A1	4.16%	(j)	08/25/2036	492,402

	Chase Mortgage Finance Corp.
1,961,983	Series 2007-S4-A4 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor, 6.00% Cap)	6.00%		06/25/2037	641,831

	Citimortgage Alternative Loan Trust
585,168	Series 2007-A5-1A10	5.75%		05/25/2037	516,675

	Countrywide Alternative Loan Trust
223,929	Series 2005-75CB-A3	5.50%		01/25/2036	154,699
526,386	Series 2006-23CB-2A2	6.50%		08/25/2036	165,420
3,295,554	Series 2006-6CB-2A10	6.00%		05/25/2036	1,367,990
1,937,072	Series 2006-OA6-1A1A (CME Term SOFR 1 Month + 0.53%, 0.42% Floor)	5.86%		07/25/2046	1,705,696
288,951	Series 2007-15CB-A7	6.00%		07/25/2037	173,921
474,001	Series 2008-1R-2A3	6.00%		08/25/2037	247,327

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	23

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loan Mortgage Pass Through Trust
114,364	Series 2005-HYB9-3A2A (CME Term SOFR 12 Month + 2.47%, 1.75% Floor, 11.00% Cap)	7.88%		02/20/2036	96,371
248,078	Series 2007-14-A15	6.50%		09/25/2037	143,958
4,858,100	Series 2007-14-A19	6.00%		09/25/2037	2,619,867
2,983,437	Series 2007-9-A13	5.75%		07/25/2037	1,507,637
351,795	Series 2007-HY1-1A1	4.54%	(j)	04/25/2037	319,423

	Credit Suisse First Boston Mortgage Securities Corp.
387,999	Series 2005-10-6A9	5.50%		11/25/2035	143,884
160,231	Series 2005-9-5A9	5.50%		10/25/2035	85,200

	Credit Suisse Mortgage Capital Certificates
604,264	Series 2011-12R-3A5	5.27%	(a)(j)	07/27/2036	586,692
7,700,000	Series 2020-RPL6-A2	3.40%	(a)(j)	03/25/2059	7,088,264
1,500,000	Series 2021-NQM6-B1	3.29%	(a)(j)	07/25/2066	994,907

	CSAB Mortgage Backed Trust
265,891	Series 2006-2-A5A	6.58%	(e)	09/25/2036	79,736

	DB US Financial Markets Holding Corp.
99,147	Series 2014-RS1-1A2	6.50%	(a)(j)	07/27/2037	81,239

	Deutsche ALT-A Securities, Inc.
170,348	Series 2006-AB4-A1A	6.01%	(j)	10/25/2036	141,974

	Fannie Mae Connecticut Avenue Securities
6,200,000	Series 2024-R01-1M2 (US 30 Day Average Secured Overnight Financing Rate + 1.80%, 1.80% Floor)	7.12%	(a)	01/25/2044	6,241,917

	FirstKey Homes Trust
6,452,000	Series 2021-SFR1-F1	3.24%	(a)	08/17/2038	5,822,276

	FMC GMSR Issuer Trust
8,000,000	Series 2021-GT1-A	3.62%	(a)(j)	07/25/2026	7,057,253

	Freddie Mac Structured Agency Credit Risk Debt Notes
4,300,000	Series 2024-DNA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 1.95%)	7.27%	(a)	02/25/2044	4,318,757
9,000,000	Series 2024-HQA1-M2 (US 30 Day Average Secured Overnight Financing Rate + 2.00%)	7.32%	(a)	03/25/2044	9,024,646

	GCAT
500,000	Series 2019-NQM3-B1	3.95%	(a)(j)	11/25/2059	391,196

	Home Partners of America Trust
6,435,698	Series 2019-2-F	3.87%	(a)	10/19/2039	5,668,209

	Impac Secured Assets CMN Owner Trust
694,174	Series 2006-5-1A1C (CME Term SOFR 1 Month + 0.65%, 0.54% Floor, 11.50% Cap)	5.98%		02/25/2037	619,154

	Indymac Index Mortgage Loan Trust
3,456,866	Series 2006-AR19-2A1	3.73%	(j)	08/25/2036	3,110,422

	JP Morgan Mortgage Trust
404,992	Series 2005-S3-1A2	5.75%		01/25/2036	184,555
291,283	Series 2007-A2-4A1M	4.46%	(j)	04/25/2037	230,466

	Legacy Mortgage Asset Trust
3,337,749	Series 2021-GS1-A2	6.84%	(a)(e)	10/25/2066	3,343,170

	Lehman Mortgage Trust
106,039	Series 2006-1-1A3	5.50%		02/25/2036	51,567

	LoanDepot GMSR Master Trust
3,000,000	Series 2018-GT1-A (CME Term SOFR 1 Month + 3.66%, 2.80% Floor)	8.99%	(a)	10/16/2025	2,926,267

	Mastr Adjustable Rate Mortgages Trust
68,579	Series 2006-2-2A1	6.17%	(j)	04/25/2036	36,455

	Merrill Lynch Alternative Note Asset
261,697	Series 2007-F1-2A7	6.00%		03/25/2037	93,845

	Merrill Lynch Mortgage Investors, Inc.
539,620	Series 2006-AF1-AF2C	6.25%		08/25/2036	217,747

	Morgan Stanley Mortgage Loan Trust
4,489,702	Series 2005-7-3A1	4.67%	(j)	11/25/2035	2,582,785
71,361	Series 2005-7-4A1	5.50%		11/25/2035	44,076
279,132	Series 2006-2-7A1	5.47%	(j)	02/25/2036	157,441
434,634	Series 2007-8XS-A1	5.75%	(j)	04/25/2037	209,220

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Resecuritization Trust
7,380,795	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	6.04%	(a)(b)	12/26/2046	6,848,140

	New Century Home Equity Loan Trust
1,099,894	Series 2006-1-A2B (CME Term SOFR 1 Month + 0.47%, 0.36% Floor, 12.50% Cap)	5.80%		05/25/2036	1,082,130

	New York Mortgage Trust, Inc.
1,457,149	Series 2021-BPL1-A2	2.98%	(a)(e)	05/25/2026	1,438,849

	Novastar Home Equity Loan
9,679,231	Series 2006-3-A2C (CME Term SOFR 1 Month + 0.43%, 0.32% Floor, 11.00% Cap)	5.76%		10/25/2036	5,095,863

	PennyMac Mortgage Investment Trust
368,547	Series 2019-3R-A (US 30 Day Average Secured Overnight Financing Rate + 3.81%, 2.70% Floor)	9.14%	(a)	11/27/2031	369,268
500,000	Series 2021-FT1-A (CME Term SOFR 1 Month + 3.11%, 3.12% Floor)	8.44%	(a)	03/25/2026	506,294

	Progress Residential Trust
1,100,000	Series 2021-SFR1-G	3.86%	(a)	04/17/2038	1,003,318
7,500,000	Series 2021-SFR2-F	3.40%	(a)	04/19/2038	6,862,486
8,100,000	Series 2021-SFR3-F	3.44%	(a)	05/17/2026	7,423,958

	PRPM LLC
3,000,000	Series 2021-2-A2	6.77%	(a)(j)	03/25/2026	2,955,826

	RALI Trust
261,054	Series 2006-QS12-2A3	6.00%		09/25/2036	212,124

	Residential Asset Securitization Trust
1,488,826	Series 2005-A15-5A2	5.75%		02/25/2036	540,730
344,887	Series 2006-A2-A11	6.00%		01/25/2046	142,069

	Residential Mortgage Loan Trust
5,750,000	Series 2020-1-B1	3.95%	(a)(j)	01/26/2060	4,908,327

	RFMSI Trust
2,511,079	Series 2006-S8-A10	6.00%		09/25/2036	1,837,065

	Soundview Home Equity Loan Trust
4,366,567	Series 2007-OPT1-2A2 (CME Term SOFR 1 Month + 0.26%, 0.15% Floor)	5.59%		06/25/2037	2,866,223

	Starwood Mortgage Residential Trust
1,116,000	Series 2019-INV1-B1	3.66%	(a)(j)	09/27/2049	996,134

	Structured Adjustable Rate Mortgage Loan Trust
514,738	Series 2005-22-4A1	5.25%	(j)	12/25/2035	468,038

	Structured Asset Securities Corp.
7,454,445	Series 2007-OSI-A4 (CME Term SOFR 1 Month + 0.31%, 0.20% Floor)	5.64%		06/25/2037	4,809,154
5,092,983	Series 2007-RF1-1A (CME Term SOFR 1 Month + 0.30%, 0.19% Floor)	5.63%	(a)	03/25/2037	4,111,514

	TBW Mortgage Backed Pass Through Certificates
13,354,142	Series 2006-3-4A1 (CME Term SOFR 1 Month + 0.51%, 0.40% Floor, 7.50% Cap)	5.84%		07/25/2036	1,218,707
13,354,229	Series 2006-3-4A3 (-1 x CME Term SOFR 1 Month + 6.99%, 7.10% Cap)	1.66%	(k)(l)	07/25/2036	622,722

	Toorak Mortgage Corp.
6,600,000	Series 2021-1-A2	5.10%	(a)(e)	06/25/2024	6,430,118

	Tricon American Homes Trust
5,000,000	Series 2019-SFR1-F	3.75%	(a)	03/17/2038	4,732,995

	Velocity Commercial Capital Loan Trust
1,272,726	Series 2018-2-M2	4.51%	(a)(j)	10/26/2048	1,108,040
323,342	Series 2018-2-M3	4.72%	(a)(j)	10/26/2048	273,364
1,030,325	Series 2019-1-M5	5.70%	(a)(j)	03/25/2049	880,588
1,411,970	Series 2019-2-M4	3.99%	(a)(j)	07/25/2049	1,210,111

	Verus Securitization Trust
3,100,000	Series 2019-INV3-B1	3.73%	(a)(j)	11/25/2059	2,715,221
2,600,000	Series 2021-3-B1	3.20%	(a)(j)	06/25/2066	1,799,922
5,000,000	Series 2021-7-B1	4.14%	(a)(j)	10/25/2066	3,794,417
3,000,000	Series 2021-R2-B1	3.25%	(a)(j)	02/25/2064	2,227,392

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	25

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WaMu Mortgage Pass Through Certificates
734,975	Series 2007-HY6-2A2	3.69%	(j)	06/25/2037	628,823

	Washington Mutual Alternative Mortgage Pass-Through Certificates
467,112	Series 2006-2-4CB	6.00%		03/25/2036	439,217

	Wells Fargo Alternative Loan Trust
228,099	Series 2007-PA5-1A1	6.25%		11/25/2037	195,130

	Wells Fargo Home Equity Trust
4,534,286	Series 2007-2-A4 (CME Term SOFR 1 Month + 0.71%, 0.60% Floor)	6.04%		04/25/2037	3,191,097

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $208,214,860)				173,933,937

US CORPORATE BONDS - 3.9%
215,000	AAR Escrow Issuer LLC	6.75%	(a)	03/15/2029	216,923
425,000	Academy Ltd.	6.00%	(a)	11/15/2027	418,995
275,000	Acuris Finance US, Inc. / Acuris Finance SARL	5.00%	(a)	05/01/2028	250,136
90,000	Acushnet Co.	7.38%	(a)	10/15/2028	93,343
110,000	AdaptHealth LLC	5.13%	(a)	03/01/2030	96,031
255,000	Advanced Drainage Systems, Inc.	6.38%	(a)	06/15/2030	256,557
130,000	Aethon United BR LP / Aethon United Finance Corp.	8.25%	(a)	02/15/2026	131,618
185,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	6.75%	(a)	10/15/2027	182,418
80,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer	7.00%	(a)	01/15/2031	80,862
200,000	Allied Universal Holdco LLC	7.88%	(a)	02/15/2031	202,809
70,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.63%	(a)	07/15/2026	70,013
200,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.	6.00%	(a)	06/01/2029	172,312
60,000	AMC Entertainment Holdings, Inc.	7.50%	(a)	02/15/2029	40,127
205,000	American Airlines, Inc.	8.50%	(a)	05/15/2029	216,702
215,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd.	5.75%	(a)	04/20/2029	211,506
100,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	90,159
185,000	AmWINS Group, Inc.	4.88%	(a)	06/30/2029	172,855
239,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.75%	(a)	03/01/2027	236,165
205,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.	6.63%	(a)	02/01/2032	206,065
230,000	Antero Resources Corp.	5.38%	(a)	03/01/2030	221,090
60,000	Arsenal AIC Parent LLC	8.00%	(a)	10/01/2030	63,068
95,000	Artera Services LLC	8.50%	(a)	02/15/2031	97,467
145,000	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.63%	(a)	04/01/2030	132,626
60,000	ASP Unifrax Holdings, Inc.	5.25%	(a)	09/30/2028	38,757
170,000	AssuredPartners, Inc.	5.63%	(a)	01/15/2029	156,791
165,000	AthenaHealth Group, Inc.	6.50%	(a)	02/15/2030	151,083
230,000	Bausch + Lomb Corp.	8.38%	(a)	10/01/2028	238,259
75,000	Bausch Health Americas, Inc.	8.50%	(a)	01/31/2027	44,157
175,000	Bausch Health Cos., Inc.	4.88%	(a)	06/01/2028	95,669
50,000	Bausch Health Cos., Inc.	5.25%	(a)	01/30/2030	21,054
15,000	Bausch Health Cos., Inc.	14.00%	(a)	10/15/2030	8,704
250,000	BCPE Empire Holdings, Inc.	7.63%	(a)	05/01/2027	244,330
180,000	Beacon Roofing Supply, Inc.	6.50%	(a)	08/01/2030	182,807
25,000	Boxer Parent Co., Inc.	7.13%	(a)	10/02/2025	25,042
115,000	Brand Industrial Services, Inc.	10.38%	(a)	08/01/2030	124,650
195,000	Builders FirstSource, Inc.	4.25%	(a)	02/01/2032	175,016
200,000	Builders FirstSource, Inc.	6.38%	(a)	06/15/2032	203,134
265,000	Builders FirstSource, Inc.	6.38%	(a)	03/01/2034	266,426
95,000	Caesars Entertainment, Inc.	4.63%	(a)	10/15/2029	86,704
210,000	Caesars Entertainment, Inc.	6.50%	(a)	02/15/2032	211,981
210,000	Calpine Corp.	4.50%	(a)	02/15/2028	199,343
210,000	Calpine Corp.	4.63%	(a)	02/01/2029	194,575
340,000	Carnival Corp.	5.75%	(a)	03/01/2027	336,724
130,000	Carnival Corp.	7.00%	(a)	08/15/2029	135,693

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
40,000	Castle US Holding Corp.	9.50%	(a)	02/15/2028	19,951
50,000	Catalent Pharma Solutions, Inc.	3.50%	(a)	04/01/2030	47,663
355,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.75%	(a)	03/01/2030	305,040
295,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.50%	(a)	08/15/2030	247,408
200,000	CCO Holdings LLC / CCO Holdings Capital Corp.	4.75%	(a)	02/01/2032	163,418
235,000	Cedar Fair LP	5.25%		07/15/2029	223,582
145,000	Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc.	8.00%	(a)	06/15/2029	150,438
270,000	Chesapeake Energy Corp.	5.88%	(a)	02/01/2029	268,019
160,000	Chord Energy Corp.	6.38%	(a)	06/01/2026	160,786
140,000	CHS/Community Health Systems, Inc.	6.00%	(a)	01/15/2029	122,471
200,000	CHS/Community Health Systems, Inc.	4.75%	(a)	02/15/2031	154,530
125,000	Civitas Resources, Inc.	8.38%	(a)	07/01/2028	131,745
140,000	Clarios Global LP / Clarios US Finance Co.	6.75%	(a)	05/15/2028	142,021
90,000	Clarivate Science Holdings Corp.	4.88%	(a)	07/01/2029	83,358
110,000	Clean Harbors, Inc.	5.13%	(a)	07/15/2029	105,834
60,000	Clear Channel Outdoor Holdings, Inc.	9.00%	(a)	09/15/2028	62,551
95,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	78,652
305,000	Clearway Energy Operating LLC	4.75%	(a)	03/15/2028	290,142
45,000	Cloud Software Group, Inc.	6.50%	(a)	03/31/2029	42,741
45,000	Cloud Software Group, Inc.	9.00%	(a)	09/30/2029	43,203
205,000	CNX Midstream Partners LP	4.75%	(a)	04/15/2030	182,884
185,000	CNX Resources Corp.	6.00%	(a)	01/15/2029	181,309
90,000	Coherent Corp.	5.00%	(a)	12/15/2029	84,860
65,000	CommScope Technologies LLC	5.00%	(a)	03/15/2027	25,268
65,000	CommScope, Inc.	4.75%	(a)	09/01/2029	46,963
140,000	Consolidated Communications, Inc.	5.00%	(a)	10/01/2028	116,821
120,000	Cornerstone Building Brands, Inc.	6.13%	(a)	01/15/2029	107,567
285,000	Coty, Inc.	5.00%	(a)	04/15/2026	280,955
195,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC	6.63%	(a)	07/15/2030	198,177
470,000	CQP Holdco LP / BIP-V Chinook Holdco LLC	5.50%	(a)	06/15/2031	444,580
230,000	CSC Holdings LLC	6.50%	(a)	02/01/2029	195,076
245,000	CSC Holdings LLC	5.75%	(a)	01/15/2030	129,891
180,000	CSI Compressco LP / CSI Compressco Finance, Inc.	7.50%	(a)	04/01/2025	180,000
115,000	CVR Partners LP / CVR Nitrogen Finance Corp.	6.13%	(a)	06/15/2028	110,635
100,000	Dana, Inc.	5.38%		11/15/2027	97,905
65,000	Dana, Inc.	4.25%		09/01/2030	57,492
85,000	Dealer Tire LLC / DT Issuer LLC	8.00%	(a)	02/01/2028	84,681
220,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.	5.88%	(a)	08/15/2027	208,265
200,000	DISH DBS Corp.	5.75%	(a)	12/01/2028	137,826
110,000	DISH DBS Corp.	5.13%		06/01/2029	45,972
140,000	Dornoch Debt Merger Sub, Inc.	6.63%	(a)	10/15/2029	124,581
250,000	Dun & Bradstreet Corp.	5.00%	(a)	12/15/2029	230,972
115,000	Embarq Corp.	8.00%		06/01/2036	62,606
320,000	EMRLD Borrower LP / Emerald Co.-Issuer, Inc.	6.63%	(a)	12/15/2030	323,470
85,000	Energizer Holdings, Inc.	6.50%	(a)	12/31/2027	84,614
155,000	EQM Midstream Partners LP	4.75%	(a)	01/15/2031	144,286
320,000	Everi Holdings, Inc.	5.00%	(a)	07/15/2029	317,250
180,000	Ferrellgas LP / Ferrellgas Finance Corp.	5.38%	(a)	04/01/2026	176,248
145,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.	6.75%	(a)	01/15/2030	130,316
375,000	Ford Motor Co.	3.25%		02/12/2032	312,138
200,000	Fortrea Holdings, Inc.	7.50%	(a)	07/01/2030	206,707
245,000	Fortress Transportation and Infrastructure Investors LLC	7.88%	(a)	12/01/2030	257,533
165,000	Frontier Communications Holdings LLC	5.00%	(a)	05/01/2028	153,275
83,218	Frontier Communications Holdings LLC	5.88%		11/01/2029	70,407
115,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	109,996
240,000	Gap, Inc.	3.88%	(a)	10/01/2031	203,262
105,000	GFL Environmental, Inc.	6.75%	(a)	01/15/2031	107,737
95,000	Goodyear Tire & Rubber Co.	5.25%		07/15/2031	86,661
80,000	GrafTech Finance, Inc.	4.63%	(a)	12/15/2028	51,532
210,000	Griffon Corp.	5.75%		03/01/2028	205,812

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	27

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
112,043	Gulfport Energy Corp.	8.00%	(a)	05/17/2026	113,794
362	Gulfport Energy Corp.	8.00%		05/17/2026	368
315,000	Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL	4.63%	(a)	05/01/2028	282,961
450,000	Hess Midstream Operations LP	5.50%	(a)	10/15/2030	436,414
130,000	H-Food Holdings LLC / Hearthside Finance Co., Inc.	8.50%	(a)	06/01/2026	9,750
110,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	103,479
195,000	Hilcorp Energy I LP / Hilcorp Finance Co.	6.25%	(a)	11/01/2028	194,947
40,000	Hilcorp Energy I LP / Hilcorp Finance Co.	8.38%	(a)	11/01/2033	43,400
195,000	HUB International Ltd.	7.25%	(a)	06/15/2030	200,539
180,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.25%		05/15/2027	162,798
165,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	9.00%	(a)	07/01/2028	162,973
335,000	Installed Building Products, Inc.	5.75%	(a)	02/01/2028	327,311
195,000	Iron Mountain, Inc.	7.00%	(a)	02/15/2029	198,930
115,000	Iron Mountain, Inc.	4.50%	(a)	02/15/2031	103,874
225,000	JELD-WEN, Inc.	4.88%	(a)	12/15/2027	215,487
320,000	Kodiak Gas Services LLC	7.25%	(a)	02/15/2029	326,161
70,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	65,700
200,000	Leeward Renewable Energy Operations LLC	4.25%	(a)	07/01/2029	171,808
215,000	Legacy LifePoint Health LLC	4.38%	(a)	02/15/2027	205,052
220,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc.	5.00%	(a)	02/01/2026	218,091
115,000	Level 3 Financing, Inc.	3.75%	(a)	07/15/2029	51,750
75,000	Level 3 Financing, Inc.	4.50%	(a)	04/01/2030	46,875
135,000	Level 3 Financing, Inc.	10.50%	(a)	05/15/2030	138,713
150,000	LFS Topco LLC	5.88%	(a)	10/15/2026	140,084
75,000	LifePoint Health, Inc.	5.38%	(a)	01/15/2029	61,882
220,000	Light & Wonder International, Inc.	7.25%	(a)	11/15/2029	225,993
55,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	42,123
95,000	Live Nation Entertainment, Inc.	6.50%	(a)	05/15/2027	96,101
195,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp.	7.75%	(a)	02/15/2026	193,416
285,000	M/I Homes, Inc.	4.95%		02/01/2028	272,090
135,000	Macy’s Retail Holdings LLC	5.88%	(a)	04/01/2029	132,572
160,000	Madison IAQ LLC	4.13%	(a)	06/30/2028	148,126
160,000	Madison IAQ LLC	5.88%	(a)	06/30/2029	146,543
180,000	Matador Resources Co.	6.50%	(a)	04/15/2032	180,443
210,000	Match Group Holdings II LLC	5.00%	(a)	12/15/2027	201,412
220,000	Mativ Holdings, Inc.	6.88%	(a)	10/01/2026	219,169
190,000	Mavis Tire Express Services Topco Corp.	6.50%	(a)	05/15/2029	180,886
70,000	McAfee Corp.	7.38%	(a)	02/15/2030	64,270
200,000	McGraw-Hill Education, Inc.	5.75%	(a)	08/01/2028	188,784
345,000	Medline Borrower LP	5.25%	(a)	10/01/2029	326,347
95,000	Medline Borrower LP/Medline Co.-Issuer, Inc.	6.25%	(a)	04/01/2029	95,544
150,000	Michaels Cos., Inc.	5.25%	(a)	05/01/2028	127,948
130,000	Michaels Cos., Inc.	7.88%	(a)	05/01/2029	97,655
160,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.	4.88%	(a)	05/01/2029	148,283
45,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC	6.75%	(a)	04/01/2032	45,182
150,000	ModivCare Escrow Issuer, Inc.	5.00%	(a)	10/01/2029	108,903
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	213,572
65,000	Nabors Industries Ltd.	7.25%	(a)	01/15/2026	64,641
130,000	Nabors Industries, Inc.	9.13%	(a)	01/31/2030	135,265
275,000	Nationstar Mortgage Holdings, Inc.	5.75%	(a)	11/15/2031	253,909
150,000	Navient Corp.	5.00%		03/15/2027	143,813
255,000	NCL Corp. Ltd.	5.88%	(a)	03/15/2026	251,892
155,000	NCL Corp. Ltd.	8.38%	(a)	02/01/2028	163,842
85,000	News Corp.	5.13%	(a)	02/15/2032	79,909
165,000	NGL Energy Operating LLC / NGL Energy Finance Corp.	8.13%	(a)	02/15/2029	169,098
70,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.50%		04/15/2026	70,039
300,000	NRG Energy, Inc.	3.63%	(a)	02/15/2031	259,190
200,000	Olympus Water US Holding Corp.	9.75%	(a)	11/15/2028	213,293
60,000	OneMain Finance Corp.	7.13%		03/15/2026	61,129
220,000	OneMain Finance Corp.	6.63%		01/15/2028	220,871

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
190,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	7.38%	(a)	02/15/2031	199,166
225,000	Owens & Minor, Inc.	6.63%	(a)	04/01/2030	223,506
170,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.	4.38%	(a)	10/15/2028	158,769
170,000	Panther Escrow Issuer LLC	7.13%	(a)	06/01/2031	172,977
200,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer	4.88%	(a)	05/15/2029	186,140
80,000	PBF Holding Co. LLC / PBF Finance Corp.	6.00%		02/15/2028	78,793
35,000	PECF USS Intermediate Holding III Corp.	8.00%	(a)	11/15/2029	18,478
75,000	Penn Entertainment, Inc.	4.13%	(a)	07/01/2029	64,551
110,000	PennyMac Financial Services, Inc.	4.25%	(a)	02/15/2029	100,660
120,000	PennyMac Financial Services, Inc.	7.88%	(a)	12/15/2029	123,413
180,000	Performance Food Group, Inc.	4.25%	(a)	08/01/2029	165,130
190,000	Permian Resources Operating LLC	7.00%	(a)	01/15/2032	197,237
250,000	PetSmart, Inc. / PetSmart Finance Corp.	7.75%	(a)	02/15/2029	243,583
175,000	Pike Corp.	5.50%	(a)	09/01/2028	167,686
100,000	Pike Corp.	8.63%	(a)	01/31/2031	106,392
105,000	Post Holdings, Inc.	5.50%	(a)	12/15/2029	101,555
60,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.	5.63%	(a)	09/01/2029	45,852
95,000	Prime Security Services Borrower LLC / Prime Finance, Inc.	6.25%	(a)	01/15/2028	93,134
35,000	Radiate Holdco LLC / Radiate Finance, Inc.	4.50%	(a)	09/15/2026	27,860
49,302	Radiology Partners, Inc. (5.00% + 3.50% PIK)	8.50%	(a)	01/31/2029	45,804
36,807	Radiology Partners, Inc. 9.87% PIK	9.78%	(a)	02/15/2030	29,676
125,000	Realogy Group LLC / Realogy Co.-Issuer Corp.	5.25%	(a)	04/15/2030	85,132
100,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.	9.75%	(a)	12/01/2026	100,211
165,000	Roller Bearing Co. of America, Inc.	4.38%	(a)	10/15/2029	151,283
255,000	Royal Caribbean Cruises Ltd.	5.50%	(a)	08/31/2026	252,918
40,000	Royal Caribbean Cruises Ltd.	7.25%	(a)	01/15/2030	41,587
130,000	Royal Caribbean Cruises Ltd.	6.25%	(a)	03/15/2032	131,117
220,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc.	6.63%	(a)	03/01/2030	212,849
125,000	Sealed Air Corp./Sealed Air Corp. US	7.25%	(a)	02/15/2031	130,117
105,000	Sirius XM Radio, Inc.	5.50%	(a)	07/01/2029	100,082
90,000	Sitio Royalties Operating Partnership LP / Sitio Finance Corp.	7.88%	(a)	11/01/2028	93,167
55,000	SK Invictus Intermediate II SARL	5.00%	(a)	10/30/2029	49,081
120,000	Southwestern Energy Co.	4.75%		02/01/2032	110,564
175,000	Spectrum Brands, Inc.	5.00%	(a)	10/01/2029	171,646
125,000	Spirit AeroSystems, Inc.	9.75%	(a)	11/15/2030	139,977
110,000	SRS Distribution, Inc.	4.63%	(a)	07/01/2028	110,916
250,000	Standard Industries, Inc./NJ	4.38%	(a)	07/15/2030	224,810
70,000	Staples, Inc.	7.50%	(a)	04/15/2026	68,386
50,000	Staples, Inc.	10.75%	(a)	04/15/2027	47,573
140,000	Starwood Property Trust, Inc.	7.25%	(a)	04/01/2029	141,289
145,000	Station Casinos LLC	4.63%	(a)	12/01/2031	130,463
220,000	Station Casinos LLC	6.63%	(a)	03/15/2032	222,402
195,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.00%	(a)	06/01/2031	177,925
240,000	SunCoke Energy, Inc.	4.88%	(a)	06/30/2029	217,548
115,000	Sunoco LP / Sunoco Finance Corp.	6.00%		04/15/2027	114,626
100,000	Sunoco LP / Sunoco Finance Corp.	4.50%		05/15/2029	93,043
90,000	SWF Escrow Issuer Corp.	6.50%	(a)	10/01/2029	66,665
190,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.38%	(a)	02/15/2029	191,268
80,000	Tenet Healthcare Corp.	6.25%		02/01/2027	80,031
85,000	Tenet Healthcare Corp.	6.13%		10/01/2028	84,766
220,000	Tenet Healthcare Corp.	6.13%		06/15/2030	219,770
275,000	Townsquare Media, Inc.	6.88%	(a)	02/01/2026	268,332
205,000	TransDigm, Inc.	5.50%		11/15/2027	200,806

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	29

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
104,625	Transocean Poseidon Ltd.	6.88%	(a)	02/01/2027	104,814
80,000	Transocean, Inc.	8.00%	(a)	02/01/2027	79,460
200,000	Trident TPI Holdings, Inc.	12.75%	(a)	12/31/2028	213,638
115,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	104,854
210,000	UKG, Inc.	6.88%	(a)	02/01/2031	214,086
225,000	United Airlines, Inc.	4.63%	(a)	04/15/2029	209,501
140,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	116,454
95,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	10.50%	(a)	02/15/2028	98,578
160,000	Univision Communications, Inc.	4.50%	(a)	05/01/2029	143,125
90,000	Upbound Group, Inc.	6.38%	(a)	02/15/2029	87,457
195,000	US Foods, Inc.	7.25%	(a)	01/15/2032	203,185
155,000	Venture Global LNG, Inc.	8.13%	(a)	06/01/2028	158,226
100,000	Venture Global LNG, Inc.	8.38%	(a)	06/01/2031	103,189
90,000	Venture Global LNG, Inc.	9.88%	(a)	02/01/2032	97,053
230,000	Viking Cruises Ltd.	5.88%	(a)	09/15/2027	225,817
195,000	Viking Cruises Ltd.	9.13%	(a)	07/15/2031	213,405
115,000	Vistra Operations Co. LLC	7.75%	(a)	10/15/2031	120,521
90,000	Vital Energy, Inc.	7.88%	(a)	04/15/2032	91,499
100,000	VT Topco, Inc.	8.50%	(a)	08/15/2030	105,654
120,000	Wand NewCo 3, Inc.	7.63%	(a)	01/30/2032	124,208
170,000	WASH Multifamily Acquisition, Inc.	5.75%	(a)	04/15/2026	166,300
75,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	77,416
240,000	Weatherford International Ltd.	8.63%	(a)	04/30/2030	250,751
30,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	9,188
190,000	WR Grace Holdings LLC	5.63%	(a)	08/15/2029	170,227
380,000	XHR LP	4.88%	(a)	06/01/2029	352,098
215,000	XPO, Inc.	7.13%	(a)	06/01/2031	220,751

	Total US Corporate Bonds (Cost $38,461,245)				36,688,390

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS - 8.8%

	Federal Home Loan Mortgage Corp.
552,085	Series 3926-HS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.34%, 6.45% Cap)	1.02%	(k)(l)	09/15/2041	59,850
205,251	Series 4471-GA	3.00%		02/15/2044	192,418
2,294,757	Series 4631-FA (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.50% Cap)	5.93%		11/15/2046	2,254,751
13,164,956	Series 4851-PF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		08/15/2057	12,756,786
1,875,302	Series 4942-FB (US 30 Day Average Secured Overnight Financing Rate + 0.61%, 0.50% Floor, 6.00% Cap)	5.93%		04/15/2040	1,817,555
10,948,609	Series 4944-F (US 30 Day Average Secured Overnight Financing Rate + 0.56%, 0.45% Floor, 6.50% Cap)	5.88%		01/25/2050	10,806,690
1,420,762	Series 4981-GF (US 30 Day Average Secured Overnight Financing Rate + 0.51%, 0.40% Floor, 6.50% Cap)	5.83%		06/25/2050	1,391,217
10,481,022	Series 5142-QI	3.00%	(k)	09/25/2051	1,705,713
7,450,128	Series KF89-AS (US 30 Day Average Secured Overnight Financing Rate + 0.37%)	5.69%		09/25/2030	7,376,978

	Federal National Mortgage Association
6,014,737	Series 2013-12-FT (US 30 Day Average Secured Overnight Financing Rate + 0.46%, 0.35% Floor, 6.50% Cap)	5.78%		02/25/2043	5,888,144
7,947,597	Series 2017-11-SK (-1 x US 30 Day Average Secured Overnight Financing Rate + 5.94%, 6.05% Cap)	0.62%	(k)(l)	03/25/2047	907,714
3,988,130	Series 2018-86-MF (US 30 Day Average Secured Overnight Financing Rate + 0.41%, 0.30% Floor, 6.50% Cap)	5.73%		12/25/2048	3,924,196
21,015,540	Series 2019-M7-X	0.33%	(j)(k)	04/25/2029	290,611
7,591,418	Series 2020-54-AS (-1 x US 30 Day Average Secured Overnight Financing Rate + 6.04%, 6.15% Cap)	0.72%	(k)(l)	08/25/2050	971,298
8,899,433	Series 2021-32-AI	3.00%	(k)	05/25/2046	1,048,542
21,947,240	Series 2021-M8-X	0.25%	(j)(k)	11/25/2035	434,222
5,207,911	Series 2022-43-FA (US 30 Day Average Secured Overnight Financing Rate + 0.55%, 0.55% Floor, 6.00% Cap)	5.87%		07/25/2052	4,917,245

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2024

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FREMF Mortgage Trust
639,609	Series 2016-KF18-B (US 30 Day Average Secured Overnight Financing Rate + 5.61%, 5.50% Floor)	10.93%	(a)	05/25/2026	619,253
372,621	Series 2017-KF27-B (US 30 Day Average Secured Overnight Financing Rate + 4.46%, 4.35% Floor)	9.78%	(a)	12/25/2026	369,524
700,066	Series 2017-KF30-B (US 30 Day Average Secured Overnight Financing Rate + 3.36%, 3.25% Floor)	8.68%	(a)	03/25/2027	687,447
1,479,905	Series 2017-KF34-B (US 30 Day Average Secured Overnight Financing Rate + 2.81%, 2.55% Floor)	8.13%	(a)	08/25/2024	1,473,343
392,798	Series 2018-KF44-B (US 30 Day Average Secured Overnight Financing Rate + 2.26%, 2.15% Floor)	7.58%	(a)	02/25/2025	387,116
2,245,874	Series 2019-KF71-C (US 30 Day Average Secured Overnight Financing Rate + 6.11%, 6.00% Floor)	11.43%	(a)	10/25/2029	2,153,460

	Government National Mortgage Association
19,396,213	Series 2013-155-IB	0.18%	(j)(k)	09/16/2053	123,823
7,559,046	Series 2019-128-KS (-1 x CME Term SOFR 1 Month + 2.74%, 2.85% Cap)	0.00%	(k)(l)	10/20/2049	78,576
6,641,350	Series 2020-104-SB (-1 x CME Term SOFR 1 Month + 6.04%, 6.15% Cap)	0.71%	(k)(l)	07/20/2050	813,813
14,342,774	Series 2020-115-YS (-1 x CME Term SOFR 1 Month + 4.09%, 4.20% Cap)	0.00%	(k)(l)	08/20/2050	421,844
28,483,592	Series 2020-129-SA (-1 x CME Term SOFR 1 Month + 3.64%, 3.75% Cap)	0.00%	(k)(l)	09/20/2050	544,715
35,285,790	Series 2020-146-IJ	2.50%	(k)	10/20/2050	4,169,390
14,131,187	Series 2020-189-SU (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(k)(l)	12/20/2050	1,858,922
7,930,791	Series 2021-1-SH (-1 x CME Term SOFR 1 Month + 6.19%, 6.30% Cap)	0.86%	(k)(l)	01/20/2051	1,012,046
11,649,456	Series 2021-193-DS (-1 x US 30 Day Average Secured Overnight Financing Rate + 2.60%, 2.60% Cap)	0.00%	(k)(l)	11/20/2051	86,731
27,280,731	Series 2021-35-IO	1.03%	(j)(k)	12/16/2062	1,968,400
47,072,886	Series 2022-192-IO	0.67%	(j)(k)	09/16/2064	2,853,794
24,575,893	Series 2023-15-IO	0.92%	(j)(k)	08/16/2064	1,834,586
47,072,940	Series 2024-15-BI	0.74%	(j)(k)	10/16/2065	2,853,797
42,674,285	Series 2024-35-IB	0.80%	(j)(k)	07/16/2065	2,853,843

	Total US Government and Agency Mortgage Backed Obligations (Cost $92,446,027)				83,908,353

US GOVERNMENT AND AGENCY OBLIGATIONS - 6.3%
10,000,000	United States Treasury Note/Bond	3.13%		08/15/2025	9,773,633
50,000,000	United States Treasury Note/Bond	4.63%		02/28/2025	49,799,073

	Total US Government and Agency Obligations (Cost $59,641,079)				59,572,706

COMMON STOCKS - 0.0%(m)
9,228	Flame Aggregator - Series R(b)(n)				77,976
917	Flame Aggregator - Series U(b)(n)				7,749
3,561	Intelsat Emergence SA(b)(n)				94,367

	Total Common Stocks (Cost $341,010)				180,092

WARRANTS - 0.0%(m)
3,500	Avation PLC, Expires 10/31/2026 at GBP 1.15(n)				663

	Total Warrants (Cost $—)				663

SHORT TERM INVESTMENTS - 17.0%
7,763,728	First American Government Obligations Fund - U	5.26%	(o)		7,763,728
7,763,728	JPMorgan US Government Money Market Fund - IM	5.25%	(o)		7,763,728
7,763,728	MSILF Government Portfolio - Institutional	5.22%	(o)		7,763,728
140,000,000	United States Treasury Bill	0.00%		05/02/2024	139,364,130

	Total Short Term Investments (Cost $162,658,736)				162,655,314

	Total Investments 100.8% ($1,055,631,741)				960,111,987
	Other Liabilities in Excess of Assets (0.8)%				(7,747,596)

	NET ASSETS 100%				$952,364,391

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2024	31

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.2%
Collateralized Loan Obligations	17.6%
Short Term Investments	17.0%
Non-Agency Commercial Mortgage Backed Obligations	9.2%
Bank Loans	8.8%
US Government and Agency Mortgage Backed Obligations	8.8%
US Government and Agency Obligations	6.3%
Foreign Corporate Bonds	5.2%
Asset Backed Obligations	4.7%
US Corporate Bonds	3.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Common Stocks	0.0%	(m)
Warrants	0.0%	(m)
Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.2%
Collateralized Loan Obligations	17.6%
Short Term Investments	17.0%
Non-Agency Commercial Mortgage Backed Obligations	9.2%
US Government and Agency Mortgage Backed Obligations	8.8%
US Government and Agency Obligations	6.3%
Asset Backed Obligations	4.7%
Energy	1.6%
Utilities	1.4%
Electronics/Electric	1.4%
Healthcare	1.4%
Transportation	1.1%
Banking	1.1%
Hotels/Motels/Inns and Casinos	1.0%
Industrial Equipment	0.8%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Mining	0.7%
Media	0.6%
Chemicals/Plastics	0.6%
Retailers (other than Food/Drug)	0.6%
Consumer Products	0.6%
Telecommunications	0.6%
Commercial Services	0.6%
Finance	0.6%
Insurance	0.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Construction	0.4%
Business Equipment and Services	0.4%
Containers and Glass Products	0.3%
Aerospace & Defense	0.3%
Technology	0.3%
Leisure	0.3%
Building and Development (including Steel/Metals)	0.2%
Automotive	0.2%
Pharmaceuticals	0.2%
Food Products	0.2%
Diversified Manufacturing	0.2%
Chemical Products	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Pulp & Paper	0.0%	(m)
Environmental Control	0.0%	(m)
Conglomerates	0.0%	(m)
Food Service	0.0%	(m)
Financial Intermediaries	0.0%	(m)
Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Value determined using significant unobservable inputs.

(c)	Principal only security

(d)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(f)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

(g)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(h)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(i)	Perpetual maturity. The date disclosed is the next call date of the security.

(j)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(k)	Interest only security

(l)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(m)	Represents less than 0.05% of net assets.

(n)	Non-income producing security.

(o)	Seven-day yield as of period end.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

GBP	British Pound

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments – summary, of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund (four of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 24, 2024

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017

T: (213) 356 6000, www.pwc.com/us

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

1

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	06/04/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	06/04/24

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	06/04/24

3